Putnam
Variable
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT
December 31, 2003

* Putnam VT American Government Income Fund
* Putnam VT Capital Appreciation Fund
* Putnam VT Capital Opportunities Fund
* Putnam VT Discovery Growth Fund(a)
* Putnam VT Diversified Income Fund
* Putnam VT Equity Income Fund
* Putnam VT The George Putnam Fund of Boston
* Putnam VT Global Asset Allocation Fund
* Putnam VT Global Equity Fund+
* Putnam VT Growth and Income Fund
* Putnam VT Growth Opportunities Fund
* Putnam VT Health Sciences Fund
* Putnam VT High Yield Fund
* Putnam VT Income Fund
* Putnam VT International Equity Fund++
* Putnam VT International Growth and Income Fund
* Putnam VT International New Opportunities Fund
* Putnam VT Investors Fund
* Putnam VT Mid Cap Value Fund
* Putnam VT Money Market Fund
* Putnam VT New Opportunities Fund
* Putnam VT New Value Fund
* Putnam VT OTC & Emerging Growth Fund
* Putnam VT Research Fund
* Putnam VT Small Cap Value Fund
* Putnam VT Utilities Growth and Income Fund
* Putnam VT Vista Fund
* Putnam VT Voyager Fund

(a) Formerly Putnam VT Voyager Fund II

  + Formerly Putnam VT Global Growth Fund

 ++ Formerly Putnam VT International Growth Fund

A series of mutual fund portfolios for variable insurance investors

[SCALE LOGO OMITTED]


To the shareholders of Putnam Variable Trust

The 12 months ended December 31, 2003, marked a clear recovery for both economies and financial markets worldwide. One of the major roadblocks to such a recovery prior to 2003 was the pervasive negative investor sentiment that had been building up in the United States throughout the bear market. At the beginning of the year, as the President made it clear that war with Iraq would soon be a reality, the uncertainty in the market began to lessen and investors began adopting a more positive outlook. At the same time, the deflationary forces that had been at work since the technology bubble burst -- namely, overcapacity in the marketplace and high levels of productivity -- were of significant concern to the financial markets and economic policy makers. Since deflation is often accompanied by an increase in unemployment and weakening corporate earnings, the government and the Federal Reserve Board worked to introduce a number of reflationary policies, including the tax cuts that came into effect this summer, an increase in government spending, and the Fed's commitment to keeping interest rates low. This stimulus, combined with the improvement in investor sentiment and a declining US dollar, fueled the recovery throughout 2003.

EQUITIES

* United States Equity markets in the United States enjoyed a significant rebound in 2003. The S&P 500 Index gained more than 28% during the course of the year, while the NASDAQ gained over 50%. While all domestic equity classes posted similar double-digit gains, the threat of deflation as the bear market ended played a significant role in determining the year's biggest winners. Smaller companies with low earnings and traditionally high levels of volatility tended to suffer the most during the bear market. At the beginning of 2003, the stock prices of these types of companies reflected not only the economic downturn, but also the possibility that the economy would get worse before it got better given this risk of deflation. Once it became clear that the government's reflationary policies were working, economic recovery was gaining traction, and that as a result, these types of companies were not destined for insolvency, their stocks rebounded dramatically, outperforming the overall equity market.

* International Virtually all major international financial markets posted gains during 2003, although the degree varied by country. Some of the best performing markets were in Germany, Japan, and Hong Kong, while other European markets also recorded solid gains. Parallel to the story of higher-risk stocks outperforming blue chips domestically, on the international stage, emerging-market stocks, which had suffered during the global slowdown, tended to post the biggest gains. The major story for international investors in 2003, however, was the continued weakening of the U.S. dollar. Investments overseas benefited not only from local price appreciation as foreign stocks rallied, but currency appreciation, as those returns were translated back into U.S. dollars.

FIXED INCOME

* United States The domestic bond market remained relatively flat over the past 12 months, especially compared to the strong returns in equities. Treasuries continued to offer some of their lowest yields in years, while credit-quality corporate debt performed somewhat better. During the year, long-term interest rates moved in a cyclical fashion, finishing slightly higher than where they had begun, while short-term rates, after being cut slightly by the Fed in the spring, held steady. The result was low to mid single-digit returns for broad bond market indexes. Domestically, the one exception to these moderate returns was the high-yield sector, which performed remarkably well, as the sector benefited from the same factors that favored higher-risk stocks during the year.

* International Much like international equity investors, overseas fixed-income investors benefited from the weakening dollar. Returns on a country basis, however, were more mixed. European markets fared fairly well, as the European Central Bank continued to be proactive in its easing policy, but overall returns from government bonds paled in comparison to those of corporate bonds, especially at the higher end of the yield curve. The returns for international bonds, when translated back into U.S. dollars, outperformed the overall bond market by a wide margin.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice and are subject to change. Indexes mentioned are used as broad measures of market performance. It is not possible to invest directly in an index. Past performance does not indicate future results.

A note to shareholders

In light of recent events concerning allegations of market timing on the part of a small number of former Putnam employees, we wanted you to know that Putnam is taking steps to ensure that this type of behavior doesn't happen again. A number of remedial actions, including more stringent employee trading restrictions, enhanced compliance standards and systems are being implemented. The Trustees of the Putnam Funds will ensure that the funds are fully compensated for any losses resulting from improper trading activity at Putnam.

In addition, a range of new initiatives being introduced at Putnam in 2004 will be of interest to variable annuity contractholders. Total expenses for all Putnam Variable Trust funds will be limited for this year to levels that are below the average of each fund's peers, based on the Lipper load-fund universe. Disclosure for all Putnam Variable Trust funds will be enhanced with new material that provides clearer risk, fee and expense information.



PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/03)                                        Five years                10 years                    Life
Putnam VT -- Class IA shares            1 year   Cumulative   Annualized   Cumulative   Annualized  Cumulative    Annualized
----------------------------------------------------------------------------------------------------------------------------
American Government Income Fund           1.89%          --%          --%          --%          --%      32.98%[m]      7.55%
..............................................................................................................................
Capital Appreciation Fund                25.04           --           --           --           --      -23.85[n]      -8.02
.............................................................................................................................
Capital Opportunities Fund                  --           --           --           --           --       30.25[o]         --
.............................................................................................................................
Discovery Growth Fund [a]                32.39           --           --           --           --      -53.40[n]     -20.89
.............................................................................................................................
Diversified Income Fund                  20.27        35.06         6.20        77.56         5.91       81.65[g]       5.97
.............................................................................................................................
Equity Income Fund                          --           --           --           --           --       21.57[o]         --
.............................................................................................................................
The George Putnam Fund of Boston         17.35        18.27         3.41           --           --       22.65[j]       3.67
.............................................................................................................................
Global Asset Allocation Fund             22.04         4.30         0.84        99.10         7.13      267.48[d]       8.52
.............................................................................................................................
Global Equity Fund [b]                   29.54       -17.66        -3.81        63.96         5.07      131.83[e]       6.35
.............................................................................................................................
Growth and Income Fund                   27.69         6.87         1.34       156.13         9.86      467.54[d]      11.53
.............................................................................................................................
Growth Opportunities Fund                23.47           --           --           --           --      -53.70[m]     -17.85
.............................................................................................................................
Health Sciences Fund                     18.80         1.96         0.39           --           --       11.65[j]       1.96
.............................................................................................................................
High Yield Fund                          26.68        27.10         4.91        80.90         6.11      251.47[d]       8.22
.............................................................................................................................
Income Fund                               4.70        28.72         5.18        80.58         6.09      219.34[d]       7.57
.............................................................................................................................
International Equity Fund [c]            28.91        22.61         4.16           --           --       68.99[i]       7.79
.............................................................................................................................
International Growth and Income Fund     38.37        19.66         3.66           --           --       59.03[i]       6.86
.............................................................................................................................
International New Opportunities Fund     33.59         3.04         0.60           --           --       18.96[i]       2.51
.............................................................................................................................
Investors Fund                           27.39       -22.23        -4.90           --           --       -9.28[j]      -1.70
.............................................................................................................................
Mid Cap Value Fund                          --           --           --           --           --       29.01[o]         --
.............................................................................................................................
Money Market Fund                         0.76        18.20         3.40        50.53         4.17      111.26[d]       4.81
.............................................................................................................................
New Opportunities Fund                   32.79       -18.89        -4.10           --           --      114.81[h]       8.24
.............................................................................................................................
New Value Fund                           32.86        42.98         7.41           --           --       78.66[i]       8.65
.............................................................................................................................
OTC & Emerging Growth Fund               35.94       -44.23       -11.02           --           --      -43.70[j]      -9.64
.............................................................................................................................
Research Fund                            25.69        -0.16        -0.03           --           --       19.33[k]       3.42
.............................................................................................................................
Small Cap Value Fund                     50.06           --           --           --           --       87.75[l]      14.45
.............................................................................................................................
Utilities Growth and Income Fund         25.00       -13.35        -2.83        78.61         5.97      116.97[f]       6.87
.............................................................................................................................
Vista Fund                               33.42        -9.18        -1.91           --           --       33.70[i]       4.24
.............................................................................................................................
Voyager Fund                             25.16        -5.18        -1.06       139.54         9.13      512.36[d]      12.06
----------------------------------------------------------------------------------------------------------------------------


    Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the insurance related charges and expenses at your contract level.

    Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.

[a] Prior to April 30, 2003, the underlying fund operated as Putnam VT
    Voyager Fund II.

[b] Prior to October 1, 2002, the underlying fund operated as Putnam VT
    Global Growth Fund.

[c] Prior to April 30, 2003, the underlying fund operated as Putnam VT
    International Growth Fund.

[d] Commencement of operations: February 1, 1988.

[e] Commencement of operations: May 1, 1990.

[f] Commencement of operations: May 4, 1992.

[g] Commencement of operations: September 15, 1993.

[h] Commencement of operations: May 2, 1994. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[i] Commencement of operations: January 2, 1997. Expense limitations were in effect for Putnam VT International Equity Fund and Putnam VT International New Opportunities Fund during the period; without the limitations, total returns would have been lower.

[j] Commencement of operations: April 30, 1998. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[k] Commencement of operations: September 30, 1998. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[l] Commencement of operations: April 30, 1999. An expense limitation was in effect during the period; without the limitation, total return would have been lower. Recent returns were achieved during favorable market conditions and may not be sustained.

[m] Commencement of operations: February 1, 2000. An expense limitation was in effect for Putnam VT American Government Income Fund during the period; without the limitation, total return would have been lower.

[n] Commencement of operations: September 29, 2000.

[o] Commencement of operations: May 1, 2003. Expense limitations were in effect during the period; without the limitations, total returns would have been lower.



PERFORMANCE SUMMARY
----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value
(as of 12/31/03)                                       Five years                 10 years                   Life
Putnam VT -- Class IA shares             1 year  Cumulative   Annualized   Cumulative   Annualized  Cumulative   Annualized
----------------------------------------------------------------------------------------------------------------------------
American Government Income Fund            1.56%         --%          --%          --%          --%      31.92%[m]     7.33%
.............................................................................................................................
Capital Appreciation Fund                 24.79          --           --           --           --      -24.41[n]     -8.23
.............................................................................................................................
Capital Opportunities Fund                   --          --           --           --           --       30.05[o]        --
.............................................................................................................................
Discovery Growth Fund [a]                 32.00          --           --           --           --      -53.80[n]    -21.10
.............................................................................................................................
Diversified Income Fund                   19.91       33.67         5.98        74.20         5.71       78.18[g]      5.77
.............................................................................................................................
Equity Income Fund                           --          --           --           --           --       21.39[o]        --
.............................................................................................................................
The George Putnam Fund of Boston          17.04       17.13         3.21           --           --       21.44[j]      3.49
.............................................................................................................................
Global Asset Allocation Fund              21.90        3.73         0.74        96.88         7.01      260.25[d]      8.39
.............................................................................................................................
Global Equity Fund [b]                    29.23      -18.57        -4.03        61.08         4.88      126.54[e]      6.17
.............................................................................................................................
Growth and Income Fund                    27.38        5.78         1.13       151.74         9.67      453.01[d]     11.35
.............................................................................................................................
Growth Opportunities Fund                 23.06          --           --           --           --      -54.10[m]    -18.03
.............................................................................................................................
Health Sciences Fund                      18.39        0.99         0.20           --           --       10.48[j]      1.77
.............................................................................................................................
High Yield Fund                           26.54       26.05         4.74        78.26         5.95      243.40[d]      8.06
.............................................................................................................................
Income Fund                                4.43       27.48         4.98        77.66         5.92      211.59[d]      7.40
.............................................................................................................................
International Equity Fund [c]             28.65       21.58         3.98           --           --       67.01[i]      7.61
.............................................................................................................................
International Growth and Income Fund      37.85       18.61         3.47           --           --       57.28[i]      6.69
.............................................................................................................................
International New Opportunities Fund      33.21        2.07         0.41           --           --       17.51[i]      2.33
.............................................................................................................................
Investors Fund                            27.14      -23.00        -5.09           --           --      -10.27[j]     -1.89
.............................................................................................................................
Mid Cap Value Fund                           --          --           --           --           --       28.83[o]        --
.............................................................................................................................
Money Market Fund                          0.51       16.90         3.17        48.88         4.06      109.66[d]      4.76
.............................................................................................................................
New Opportunities Fund                    32.44      -19.77        -4.31           --           --      111.05[h]      8.04
.............................................................................................................................
New Value Fund                            32.48       41.73         7.22           --           --       76.58[i]      8.47
.............................................................................................................................
OTC & Emerging Growth Fund                35.71      -44.68       -11.17           --           --      -44.22[j]     -9.79
.............................................................................................................................
Research Fund                             25.32       -0.95        -0.19           --           --       18.05[k]      3.21
.............................................................................................................................
Small Cap Value Fund                      49.65          --           --           --           --       85.86[l]     14.20
.............................................................................................................................
Utilities Growth and Income Fund          24.82      -14.19        -3.01        75.72         5.80      112.93[f]      6.69
.............................................................................................................................
Vista Fund                                33.16      -10.06        -2.10           --           --       32.23[i]      4.07
.............................................................................................................................
Voyager Fund                              24.91       -6.10        -1.25       135.44         8.94      496.97[d]     11.88
----------------------------------------------------------------------------------------------------------------------------


    Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value. The charges and expenses at the insurance company separate account level are not reflected. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the insurance related charges and expenses at your contract level.

    Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.

[a] Prior to April 30, 2003, the underlying fund operated as Putnam VT
    Voyager Fund II.

[b] Prior to October 1, 2002, the underlying fund operated as Putnam VT
    Global Growth Fund.

[c] Prior to April 30, 2003, the underlying fund operated as Putnam VT
    International Growth Fund.

[d] Commencement of operations: February 1, 1988.

[e] Commencement of operations: May 1, 1990.

[f] Commencement of operations: May 4, 1992.

[g] Commencement of operations: September 15, 1993.

[h] Commencement of operations: May 2, 1994. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[i] Commencement of operations: January 2, 1997. Expense limitations were in effect for Putnam VT International Equity Fund and Putnam VT International New Opportunities Fund during the period; without the limitations, total returns would have been lower.

[j] Commencement of operations: April 30, 1998. Expense limitations were in effect for these funds during the period; without the limitations, total returns would have been lower.

[k] Commencement of operations: September 30, 1998. An expense limitation was in effect during the period; without the limitation, total return would have been lower.

[l] Commencement of operations: April 30, 1999. An expense limitation was in effect during the period; without the limitation, total return would have been lower. Recent returns were achieved during favorable market conditions and may not be sustained.

[m] Commencement of operations: February 1, 2000. An expense limitation was in effect for Putnam VT American Government Income Fund during the period; without the limitation, total return would have been lower.

[n] Commencement of operations: September 29, 2000.

[o] Commencement of operations: May 1, 2003. Expense limitations were in effect during the period; without the limitations, total returns would have been lower.


Putnam VT American Government
Income Fund

Fixed-income markets experienced great change over the past 12 months, as investor sentiment moved from concerns about the economic slowdown to greater confidence as the economy brightened and major military operations in Iraq wound down. Putnam VT American Government Fund weathered these changes relatively well, although management's early anticipation of rising interest rates dampened returns in the first half of the period. For the 12 months ended December 31, 2003, the fund's class IA shares returned 1.89% at net asset value.

As the period began, investor caution kept demand for U.S. government and mortgage-backed securities high. Over the summer, investors began to anticipate a stronger economy and higher interest rates, and demand for these securities declined. The weakening U.S. dollar also led to curtailed overseas demand. At the same time, the U.S. government began issuing more Treasuries to finance deficit spending. Increased supply and decreased demand resulted in rapidly rising interest rates and sharply falling bond prices. After lagging Treasuries early on, mortgage-backed securities began to outperform Treasuries as investors sought higher yields and securities that could benefit from an improving economy. Even when Treasury yields jumped over the summer, mortgage-backed securities continued to be attractive as they were affected to a lesser degree by interest-rate changes.

Concerned about the possibility of rising interest rates and their impact on portfolio value, management kept the fund's duration -- a measure of interest-rate sensitivity -- relatively short. Through June, this positioning held back performance on a relative basis because management was early in predicting when interest rates would rise. However, when rates finally did rise, the strategy worked well, especially because the rate rise was more than twice the level anticipated. The portfolio also emphasized mortgage-backed securities throughout the year. While this emphasis detracted from returns when mortgage-backed securities underperformed Treasuries through June, it proved extremely beneficial as these securities strengthened through the end of the year.

With interest rates likely to remain relatively stable in the coming months, management believes that returns in the bond market will continue to be driven by interest income rather than capital appreciation. Consequently, the team expects to continue its current emphasis on mortgage-backed securities because of their yield advantages over comparable U.S. Treasuries.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO
U.S. Treasury securities and mortgage-backed securities
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $12.08
Class IB                                                    $12.02
-------------------------------------------------------------------------
Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Putnam VT Capital Appreciation Fund

The stock market remained buoyant for much of the past 12 months, and investors in virtually all sectors enjoyed positive returns. Putnam VT Capital Appreciation Fund shared in the strength, although strong performance by sectors not traditionally represented in its growth-oriented portfolio slightly dampened relative performance. For the 12 months ended December 31, 2003, the fund's class IA shares provided a total return of 25.04% at net asset value.

The end of full-scale military operations in Iraq, along with encouraging first- and second-quarter corporate earnings reports and strong GDP growth all put investors in a more positive frame of mind. Major stock indexes all grew solidly over the period, with the Dow Jones Industrial Average topping 10,000 and the NASDAQ exceeding 2,000. At the same time, inflation stayed low. Low inflation has largely been due to the acceleration of global outsourcing by large companies.

Throughout the period, management remained focused on the fund's core investment strategy. Although the team always works within the broad framework of macroeconomic trends and conditions, management devotes the majority of its time and effort to bottom-up stock analysis and selection. In selecting stocks for the portfolio, the team seeks stocks it does not consider fairly valued; in other words, companies that management believes are worth more than their current stock price indicates. During the recent period, these price dislocations were far and few between; consequently, the portfolio experienced low turnover.

During the past 12 months, consumer cyclicals holdings in real estate, Internet, and credit card companies led portfolio returns. Poor stock selection within the technology sector and a higher-than-benchmark weighting in the poorly performing software sector dampened performance. Despite these isolated difficulties, management remains committed to the fund's strategy of targeting companies that appear attractively valued relative to their long-term worth.

Looking ahead, the stock market appears strong and a number of sectors appear to offer upside potential. While attractively priced stocks were not abundant during the recent period, the team did make some prudent portfolio additions and believes the months ahead will provide additional opportunities to build portfolio positions and add new holdings with what they consider solid performance potential.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks selected on the basis of their underlying worth, without a style bias toward either growth or value
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $7.59
Class IB                                                     $7.55
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Capital Opportunities Fund

The U.S. stock market made solid gains over the past 12 months, beginning in April when U.S. and U.K. forces occupied and liberated Iraq and Asian health officials brought the SARS epidemic under control. Putnam VT Capital Opportunities Fund shared in these gains, although the fund's valuation strategy restrained performance somewhat in a rally that largely favored lower-quality, speculative stocks. From inception on May 1, 2003, through December 31, 2003, the fund's class IA shares tallied a total return of 30.25% at net asset value.

The market began its upward climb in April, when the end of full-scale military conflict in Iraq eased investor concerns about the economic impact of a long war. In addition, a series of earnings announcements from businesses exceeded expectations and boosted investor confidence. The market advanced for six consecutive months before pausing in September. Starting in October, stock market returns also broadened to include a larger base. After pushing up most of the small and cyclical companies, investors started to reach out to more industry groups. During November, almost all sectors participated in the strong market, increasing an average of 3% to 5% for the month.

Throughout the period, management continued to position the portfolio for economic recovery. As always, the team sought companies whose stock prices were attractive in relation to its perception of their long-term worth. Unfortunately, these types of stocks did not perform as well as lower-quality stocks. Fund performance benefited from selected technology services, financial, health-care, and travel holdings, and from an underweight position in defensive sectors such as energy, utilities, and consumer staples. Some semiconductor, software, communications services, and broadcasting stocks detracted from performance. As the market rally broadened, the team began to increase the fund's exposure to cyclical sectors including consumer discretionary, industrials, and technology. These three groups made up over 50% of the portfolio as of the end of the period.

Management believes that the coming months may see investors concentrating on better companies and becoming more valuation-conscious. In this environment, careful stock selection will be extremely important. However, with the market rising so much, it can be more difficult to find attractive stocks selling at substantial discounts to their intrinsic worth. Management is prepared for these challenges and believes that the team's valuation approach has the potential to reward investors over time.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of small and midsize companies, selected on the basis of management's perception of their underlying worth, without a style bias toward either growth or value
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $12.74
Class IB                                                    $12.72
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Discovery Growth Fund*

The past year has been a volatile time for financial markets. The period began with a struggling U.S. economy, building tensions with Iraq, and the SARS epidemic all taking their toll on investor confidence. With the swift resolution of full-scale military operations in Iraq, control of the SARS outbreak, and improving economic news, the stock market began to rally. Putnam VT Discovery Growth Fund participated in the rally, although relative returns lagged somewhat because of the fund's high-quality focus and high percentage of large-capitalization stocks. For the 12 months ended December 31, 2003, the fund's class IA shares posted a total return of 32.39% at net asset value.

As the period began, investors were cautious and concerned about the slow economy and impending war with Iraq. The picture brightened considerably in April, however, once full-scale military operations in Iraq concluded and a series of corporate earnings announcements indicated building economic strength. Investor optimism continued to grow with federal tax cuts, more positive economic data, and another interest-rate cut by the Federal Reserve Board in June.

The fund is a multi-cap growth fund with investments among small-, mid-, and large-capitalization companies. During this year's rally, the biggest gains went to small-cap stocks, as well as the lower-quality issues that had been hardest hit by the economic downturn. Consequently, although many holdings performed well, they still lagged in relative terms. Management kept the portfolio diversified throughout the period, while gradually increasing its focus in areas that could benefit from an improving economy. The team built positions in capital goods, transportation, technology, consumer cyclicals, and energy. Technology holdings provided the fund's top gains, especially electronics and semiconductor stocks. In energy, the team added to oil service and natural gas drilling stocks that stand to benefit from rising natural gas prices. Although slightly underweight (relative to the benchmark), health care represents another large weighting for the portfolio. Hospital groups in particular posted strong earnings growth over the period.

The team believes that low inflation and interest rates, an improving employment picture, growing corporate earnings, and supportive government fiscal and monetary policies may provide a positive backdrop for stock market performance in the months ahead.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital
-------------------------------------------------------------------------
PORTFOLIO
Stocks of small, midsize, and large companies that management believes offer very strong growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $4.66
Class IB                                                    $4.62
-------------------------------------------------------------------------
  This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.

* Formerly Putnam VT Voyager Fund II. The fund strategy remains the same.


Putnam VT Diversified Income Fund

Global bond markets underwent a dramatic shift over the past 12 months, as investor sentiment shifted from a cautious, conservative bent toward a much more confident mood. Non-Treasury fixed-income sectors took the performance lead in this new environment, and fund performance benefited from the fund's large weighting in these higher-yielding sectors. For the 12 months ended December 31, 2003, its class IA shares posted a total return of 20.27% at net asset value.

Bond market changes began in the fall of 2002, as hints of economic recovery, the passing of the September 11 anniversary, and an improving stock market all contributed to a sudden improvement in credit spreads - the yield difference between higher-yield bonds and Treasuries. As a result, investment-grade corporate bonds, high-yield corporate bonds, and emerging markets bonds all significantly outperformed U.S. Treasuries over the period. Even when Treasury prices declined sharply over the summer, higher-yielding bonds with lower sensitivity to interest-rate changes fared much better than Treasuries. Mortgage-backed securities and emerging-market bonds also generally performed well. As yield spreads narrowed, management reduced the fund's allocation to high-yield bonds slightly. The team kept exposure in another higher-risk area of the portfolio -- emerging-market securities -- relatively low. Unfortunately, this underweighting detracted from the fund's competitive performance since these securities performed well. During the first half of the period, management reduced the fund's sensitivity to interest-rate changes by keeping portfolio duration (a measure of interest-rate sensitivity) relatively short. As rates continued to decline in May and June, this positioning hurt performance, but when rates spiked up in July and August, the fund gained significant ground against funds in its peer group. The fund's currency strategy also contributed to performance.

A conflict between stimulating and inhibiting factors in the economy may produce higher market volatility going forward, but management believes that the fund's holdings, which are generally well-diversified and less sensitive to interest-rate movements than Treasuries, should continue to provide attractive income as the economy sorts itself out.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across all three sectors of the bond market -- U.S. government and corporate investment-grade securities, high-yield bonds, and international instruments
-------------------------------------------------------------------------
NET ASSET VALUE                                      December 31, 2003
Class IA                                                   $9.32
Class IB                                                   $9.24
-------------------------------------------------------------------------
Lower rated bonds may offer higher yields in return for more risk. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Putnam VT Equity Income Fund

The environment for equities was much improved over the past 12 months, as investors demonstrated renewed interest in the stock market. However, they also exhibited a strong appetite for risk, which sparked a rally primarily among low-quality stocks. Since Putnam VT Equity Income Fund focuses largely on stocks that the management team considers of higher quality, performance over the period was somewhat subdued relative to the overall market. From inception on May 1, 2003, through December 31, 2003, the fund's class IA shares returned 21.57% at net asset value.

The combination of favorable tax law changes, deficit spending, and continued low interest rates increased the flow of money in the economy during the period. Corporate capital spending increased, inventories declined, and productivity picked up throughout the year. Investors re-entered the equities markets with gusto, searching for extra return potential from among the market's riskiest offerings. Value and growth styles vied for leadership throughout the year. Smaller-capitalization stocks outperformed larger-cap stocks by a comfortable margin, and these results are consistent with investors' preference for higher returns and their willingness to accept higher risk.

During much of the period, the fund's emphasis on high-quality dividend-paying stocks ran contrary to the market's preferences.
However, the fund invests for the long term, and so management adheres to the same quality criteria in all market environments. The team did take opportunities to adjust portfolio holdings in pursuit of higher returns, as market conditions warranted. For example, as the economic recovery got underway, extra effort went to managing the fund's exposure to cyclical stocks -- those that benefit from an expanding economy. Also, at the start of the period, the fund emphasized stocks with smaller capitalizations than those in the benchmark average. This positioning was beneficial, as smaller-cap stocks outperformed. As the period progressed, management increased exposure to large-cap stocks. While this strategy did not particularly help the fund's results over the period, the team believes that large caps are poised to outperform the market in the coming months. Management anticipates modest economic growth in the months ahead. In such an environment, they believe investors may come to value dividends more highly, a development that would greatly benefit the fund.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income. Capital growth is a secondary
objective when consistent with seeking current income
-------------------------------------------------------------------------
PORTFOLIO
Primarily value-oriented stocks of large and midsize,
dividend-paying companies although up to 20% of the portfolio can be invested in high-quality fixed-income securities
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $12.09
Class IB                                                    $12.08
-------------------------------------------------------------------------
Mutual funds that invest in government securities are not guaranteed.

Mortgage-backed securities are subject to prepayment risk.


Putnam VT The George Putnam Fund
of Boston

Market conditions improved considerably over the past 12 months, as investors returned to the stock market in force. Putnam VT The George Putnam Fund of Boston shared in the market's gains, although the fund's conservative focus dampened returns somewhat in an equity rally that largely favored lower-quality stocks. For the 12 months ended December 31, 2003, the fund's class IA shares delivered a total return of 17.35% at net asset value.

Throughout the past year, management believes it has adhered to its focus on high-quality, undervalued companies on the equity side while maintaining a well-diversified portfolio of bonds. As market conditions changed and opportunities emerged, the team adjusted the portfolio's asset allocation in an effort to maximize returns. For example, a decision to increase the equity portion of the portfolio in December 2002 helped the fund take greater advantage of the equity rally that continued into January 2003. Subsequently, the team brought the portfolio back to a neutral position of approximately 40% bonds and 60% equities. In July, the team took advantage of attractive bond prices to increase the portfolio's bond weighting to 41% where it remained until November. After bonds recovered from the summer sell-off, the team rebalanced the portfolio back to neutral at the end of the period.

Convinced that business spending would be the dominant force behind the economy's expansion, the fund took positions in stocks management believed would benefit from increased capital outlays. This positioning worked well, as some of the biggest contributors to performance were makers of computers, software, and machinery. Some fund holdings lagged, however, including stocks in the consumer staples, health-care, and technology sectors. The fund also missed some opportunities in top-performing financial services and home-building stocks. Among bonds, the portfolio's overweight positions (relative to the benchmark) in investment-grade and BB-rated bonds contributed significantly to returns. Within the government bond portion of the bond portfolio, an overweight position in mortgage-backed securities (MBSs) and an underweight position in Treasuries also boosted performance.

In the management team's opinion, attractive opportunities should remain available among both stocks and bonds in the months ahead. Recent tax changes have been a positive force for increasing stock dividends, and the team believes the fund is well-positioned to benefit from this trend.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO
Value-oriented stocks of large companies and government, corporate and mortgage-backed bonds
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $10.93
Class IB                                                    $10.88
-------------------------------------------------------------------------


Putnam VT Global Asset Allocation Fund

The strategy of comprehensive diversification employed by Putnam VT Global Asset Allocation Fund was quite successful in 2003. As the U.S. equity market recovered in earnest during the year, the fund's exposure to the best-performing sectors helped it to generate some of its strongest returns since its inception. In addition, international equities, to which the fund had a significant exposure, performed very strongly and contributed positively to performance. Within fixed-income, which as an asset class performed in line with its historical averages, management's shifts in sector weightings, particularly the increase in high yield bond holdings, were also a benefit. For the 12 months ended December 31, 2003, the fund's class IA shares returned 22.04% at net asset value.

At the beginning of the second quarter, the team shifted assets out of fixed-income investments and into equities. Up until that point, equity markets had continued to decline, due in part to the build up of negative investor sentiment prior to the Iraq war. By the time the war began, investors' outlook had shifted from pessimism to optimism and the massive economic stimulus in the US, including tax cuts, lower interest rates, and a declining dollar, began to gain traction. These forces combined to help equity markets rebound dramatically. Within equities, the strongest performance came from the smaller-cap, higher-volatility stocks of companies that had suffered the most during the economic downturn. These stocks appeared to be priced in anticipation of the economic conditions in the United States deteriorating; when the economy began showing signs of improvement, the stocks responded with substantial gains. The fund's exposure to these types of stocks was a huge benefit.

International stocks and bonds also helped performance. International markets, while strong, lagged their U.S. counterparts somewhat, as measured in local currency returns, but a weakening U.S. dollar translated into significant gains for overseas investments as those returns were converted back into dollars. The team's currency selection process helped position this portion of the portfolio in some of the best-performing markets for 2003. In addition, the fund held an overweight position in high yield bonds, both domestic and international, which posted very strong returns. In order to finance these positions, management decided to significantly reduce exposure to U.S. Treasuries, which ultimately proved to be one of the weakest sectors in 2003.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
A high level of long-term total return consistent with preservation of capital
-------------------------------------------------------------------------
PORTFOLIO
A managed asset allocation portfolio spread across domestic and international stock, bond and cash investments
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $13.43
Class IB                                                    $13.45
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Putnam VT Global Equity Fund*

Global stock markets had unusually robust returns over the past 12 months, recovering significantly from the low levels of 2002. Fund performance lagged somewhat in the early part of the period but gained ground as the period progressed, due to continued international market strength and a weakening U.S. dollar. For the 12 months ended December 31, 2003, the fund's class IA shares posted a total return of 29.54% at net asset value.

A sustained global stock market recovery began in the spring, as U.S. and U.K. forces occupied and liberated Iraq and public health officials in Asia contained the SARS epidemic. In the United States, low interest rates, tax cuts, and a strong housing sector combined with new corporate spending to boost economic growth and corporate profits. The United Kingdom, the second-largest market represented in the portfolio, bore many similarities to the United States. However, the British government appears poised to increase taxes and Bank of England has already started to raise interest rates. Other European markets have been stagnant, with high unemployment rates. Japan's equity market rallied strongly in the second half of the year, although management believes this rally was much stronger than conditions justified. Near the close of the period, the markets paused to consolidate gains and consider the impact of strong third-quarter U.S. economic growth, dramatically higher oil and gas prices, and a weak U.S. dollar.

Without a strong bias favoring specific sectors or markets, the management team focused on stock selection to achieve performance. Over the past 12 months, stock selection among U.S. and U.K. holdings had the largest positive impact. Asian and Brazilian holdings also contributed strong returns. Among sectors, holdings in communication services and in the consumer cyclicals and basic materials areas made positive contributions. The fund also favored well-established financial, health-care, and energy stocks. With regard to country weightings relative to its benchmark, the portfolio had overweight positions in Asian and Latin American emerging markets, was neutral regarding the United States, and underweight in Japan and Europe.

Management is relatively optimistic about prospects for the global economy, and has shifted from a cautious positioning to one that is more market neutral. They believe that the fund's valuation discipline should help them pursue attractive opportunities for strong performance over the long term.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
An internationally diversified common stock portfolio of large and midsize companies
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $9.26
Class IB                                                     $9.19
-------------------------------------------------------------------------
  International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.

* Formerly Putnam VT Global Growth Fund. The fund strategy remains the same.


Putnam VT Growth and Income Fund

The equity market environment improved significantly over the past 12 months, with investors returning to the stock market in force. However, they also exhibited a strong appetite for risk, which sparked a rally that favored lower-quality stocks. Meanwhile, stocks the management team deemed to be of higher quality, i.e., those with low debt, sustainable cash flows, and otherwise attractive fundamentals, appreciated in value to a lesser degree. Since Putnam VT Growth and Income Fund focuses largely on these higher-quality, large-cap stocks, its performance over the period, while strong, was less robust than that of the overall market, which favored more volatile, smaller-cap stocks. For the 12 months ended December 31, 2003, the fund's class IA shares returned 27.69% at net asset value.

Over the past 12 months, advances in the equity markets have been clearly supported by more favorable economic reports and improving investor sentiment. Corporate profitability began to recover and the credit environment benefited from fewer losses and delinquencies. Both productivity and demand were up. Corporate governance and accountability came to be viewed in a more positive light. Inflation and interest rates remained low. A rally took hold, first among the lowest quality stocks. Eventually all sectors rose, with the biggest gains going to cyclical stocks -- those that are most sensitive to changes in industrial production, manufacturing, and capital spending. Meanwhile, stocks that investors perceived as defensive, or potentially less rewarding, languished.

Throughout the period, the team retained its focus on high-quality stocks of large, established companies it believes are undervalued. Early in the year, management upgraded portfolio quality by taking advantage of opportunities made available by the prolonged bear market. Indeed, many companies with attractive growth prospects had become so undervalued that Putnam's analysts identified them as portfolio candidates. The fund's economically sensitive holdings, including those in the basic materials, capital goods, technology, and retail sectors, contributed strongly to returns during the period. The fund also maintained two performance-enhancing sector underweights (relative to its benchmark), in energy and communications. However, the portfolio's more defensive positions, particularly those in the health-care and consumer staples sectors, held back performance. In fact, management reduced the portfolio's health-care holdings somewhat, due to continuing regulatory uncertainties. The team also took some profits among technology holdings to reduce that portfolio position.

In the months ahead, the team's outlook for the fund remains positive, although they believe the environment now offers fewer obvious value opportunities than it did when the rally was in an earlier stage.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large companies across an array
of industries
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $23.39
Class IB                                                     $23.26
-------------------------------------------------------------------------


Putnam VT Growth Opportunities Fund

The stock market experienced significant changes over the past year, passing from a period of prolonged weakness into one of sustained strength. By maintaining its focus on stocks with the potential to reward investors over time, Putnam VT Growth Opportunities Fund weathered the period well. Its relative performance lagged somewhat, however, because the market's highest returns went to lower-quality stocks that did not meet the fund's quality criteria. For the 12 months ended December 31, 2003, the fund's class IA shares returned 23.47% at net asset value.

The period began on a rather sour note, as investors remained cautious and concerned about the slow economy and impending war with Iraq. The picture brightened considerably in April, however, once full-scale military operations in Iraq concluded and a series of corporate earnings announcements indicated that the economy had picked up steam. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June.

While market conditions changed considerably over the past year, management stayed focused on identifying stocks with long-term performance potential. The team utilizes a "bottom-up" process, seeking companies with solid, consistent earnings, low debt levels, strong sales, a dominant and competitive market position, and distinctive products or services that differentiate them from competitors.

During the period, health-care, technology, and consumer cyclical stocks made up the greatest portion of the portfolio. Strategic stock selection in the financial sector boosted performance, as did an underweight (relative to the benchmark index) position in consumer staples. Several consumer cyclical and technology holdings also contributed strong returns over the period. An underweight position in a poorly performing pharmaceutical stock was another plus, although health-care holdings were the largest detractors from relative performance during the year.

At the close of the period, management was positioning the portfolio to take further advantage of the growing economy, with an increasing concentration on technology, biotechnology, retail, and financial stocks. Many companies have already worked down excess inventories and have made tremendous cost-control efforts over the past two years. The next step would be expansion, which the team believes would favor the large-company growth stocks in which this fund invests.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large companies believed to offer strong growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $4.63
Class IB                                                     $4.59
-------------------------------------------------------------------------
The fund concentrates its assets in fewer stocks, which can affect your fund's performance.


Putnam VT Health Sciences Fund

Prompted by increasingly positive trends in economic and geopolitical events, the stock market began to rally in April, and stayed strong through the end of the year. Putnam VT Health Sciences Fund shared in the gains, although its high-quality focus tempered returns somewhat in a rally that largely favored lower-quality and small-cap stocks. For the 12 months ended December 31, 2003, the fund's class IA shares turned in a total return of 18.80% at net asset value.

Although the period began with the market in decline, the tide turned in April, as full-scale military operations in Iraq concluded and a series of positive corporate earnings announcements pointed to a strengthening economy. Stocks began to rally, with the largest gains going to lower-quality and small-cap issues, as the rally continued to the end of the year.

Within the health-care industries, biotechnology and health-care services stocks delivered strong performance over the period. After starting off with weak performance, large pharmaceutical companies, which represented the greatest portion of the fund's portfolio and the global health-care market capitalization, began to provide stronger returns as the period progressed. Despite continued challenges, pharmaceutical companies got a boost in November after President Bush urged Congress to pass the $400 billion Medicare legislation that would include prescription drug benefits for seniors.

A diversified portfolio of high-quality stocks delivered positive performance over the period. The fund was not invested in the rally's best performers, however, since many fell below its strict quality standards. In addition, many of the period's performance leaders were small-company biotechnology stocks which management considered too volatile and unattractively valued. The fund did maintain an overweight position in biotechnology stocks (compared with its benchmark), and several holdings from this sector contributed positive returns over the period. Pharmaceutical holdings also provided solid performance, and the absence of one poorly performing pharmaceutical stock also boosted relative results in October. After adding to returns in the period's early months, health-care services holdings detracted from performance later on.

While the health-care sector may continue to struggle with political and regulatory issues in the months ahead, the team believes the fund is positioned to take advantage of several opportunities, including certain favorable demographic trends, the near-term growth potential for a number of product-oriented companies, and the potential price correction of some relatively undervalued stocks within the sector.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies in the health sciences industries
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $11.04
Class IB                                                    $10.97
-------------------------------------------------------------------------
The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.


Putnam VT High Yield Fund

The past 12 months have been a period of very strong returns for high-yield bonds, and, consequently, for Putnam VT High Yield Fund. Active management enabled the fund to capitalize on positive market conditions. For the 12 months ended December 31, 2003, the fund's class IA shares posted a total return of 26.68% at net asset value.

During the course of the period, a number of factors led to a narrowing of credit spreads (the yield difference between high-yield bonds and Treasuries), including a strengthening equity market and overall economy, improving corporate credit quality, and declining default rates. The stock market rally helped high-yield bond performance by giving companies greater access to capital to bolster cash flows and retire or refinance their debt, while at the same time, the strengthening economy has led to increased profits and higher cash flows. As a result, the high yield market dramatically outperformed other fixed-income markets over the last 12 months.

Management's primary strategy over the past 12 months has been to seek opportunities among lower-quality bonds that offer higher yields and the potential for an improvement in credit quality. There are two reasons for this. First, in an environment of economic recovery and declining corporate default rates, the team believes these types of bonds offer the best total return potential. Secondly, as the economy and stock market have improved, investor appetite for risk has generally increased and so has the price of many high-yield bonds. As a result, the fund has benefited from owning bonds that not only produced higher levels of income, but also appreciated in price.

To implement this strategy, the team has underweighted BB-rated bonds, while increasing exposure to those with CCC ratings. They have sought bonds issued by companies with adequate cash flow and a strong ability to cover interest payments on debt. These lower-quality holdings have been among the best-performing bonds in the high-yield market, so the strategy has been an effective one.

While the higher-than-normal returns of the past year are unlikely to repeat themselves in 2004, the team believes the high-yield bond market is still poised for positive performance in the months ahead. They plan to maintain the portfolio's diversification across holdings and sectors as they seek to mitigate the effects of potential market volatility.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
High current income, with a secondary objective of capital growth when consistent with achieving high current income
-------------------------------------------------------------------------
PORTFOLIO
Primarily high-yielding corporate bonds rated below investment-grade
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $7.97
Class IB                                                     $7.94
-------------------------------------------------------------------------
Lower rated bonds may offer higher yields in return for more risk.


Putnam VT Income Fund

The bond market experienced dramatic changes over the past 12 months. Investor sentiment moved from hesitancy to greater confidence as the economy brightened and major military operations in Iraq wound down. The fund weathered these changes fairly well. Active management led to prudent security selection, astute sector weightings and industry focuses, and timely duration positioning. For the 12 months ended December 31, 2003, the fund's class IA shares posted a total return of 4.70% at net asset value.

The period began with investors in a cautious mood. Demand for money market and Treasury securities was high. Over the summer, however, investors became more receptive to investments carrying a greater element of risk, influenced by the cessation of the active military campaign in Iraq and an improving economy. For the remainder of the period, corporate high-yield, corporate investment grade, and mortgage-backed securities outperformed Treasuries. Even when Treasury bond yields jumped over the summer, these sectors continued to be attractive as they were affected to a lesser degree by interest-rate changes.

For much of the period, management was anticipating a rise in interest rates as Treasury supply increased and demand weakened. The team's strategy was to reduce exposure to Treasuries and U.S. government agency bonds and overweight higher-yielding sectors, including mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and investment-grade corporate bonds. These overweightings accounted for much of the fund's returns over the period. Security selection within these sectors was another positive factor.

The team also limited exposure to rising interest rates by keeping the fund's duration -- a measure of interest-rate sensitivity -- shorter than that of the benchmark. Through June, this shorter duration held back performance because management was early in predicting when interest rates would rise. However, when rates finally did rise, the strategy worked well, especially because the rate rise was more than twice the level anticipated.

In the months ahead, management expects to continue emphasizing sectors offering incrementally higher yields, but will probably move away from investment-grade bonds and seek attractive opportunities in the mortgage and U.S. government agency sectors.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Current income consistent with what Putnam management believes to be a prudent level of risk
-------------------------------------------------------------------------
PORTFOLIO
Investment-grade and high-yield bonds, and U.S. government securities
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $12.91
Class IB                                                     $12.84
-------------------------------------------------------------------------
Lower-rated bonds may offer higher yields in return for more risk.
Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Putnam VT International Equity Fund*

After several years of negative returns, international equities posted substantial gains in 2003. As full-scale conflict in Iraq concluded, and U.S. economic data turned positive, world stock markets began to climb. Fund performance reflected this improvement. However, currency issues and the fund's focus on higher-quality, larger-cap issues held back relative returns in a rally that favored lower quality and small-cap stocks. For the 12 months ended December 31, 2003, the fund's class IA shares posted a total return of 28.91% at net asset value.

Virtually all countries posted positive local-currency returns for the period. Emerging markets topped developed markets, with Latin American and Asian markets leading their European counterparts. Top gainers among large markets included Germany, Spain, and France. Among sectors, basic materials, energy, financial, conglomerates, communication services, and utilities all enjoyed double-digit gains. A weak U.S. dollar translated into exceptional equity returns for U.S. dollar-based investors.

The greater liquidity that resulted from abnormally low global interest rates provided an immense boost to otherwise distressed companies, whose out-of-favor stocks led the equity rally. Small-cap issues were also market favorites. The fund's emphasis on solid industry leaders with important competitive advantages served it well when markets were under pressure but added little value in this type of rally. The portfolio's currency emphases also held back performance over the period. Stock selection in basic materials, consumer cyclicals, and technology contributed to performance over the period. Among consumer cyclicals, holdings in Italy, Germany, and Japan provided solid returns. In technology, holdings in South Korea and the Netherlands were top performers. Among countries, stock selection was strongest in Brazil and the United Kingdom.

Going forward, the portfolio management team expects to see the beginning of a shift in market leadership toward higher-quality assets. With the portfolio favoring stocks of companies the team believes have healthy balance sheets and strong fundamentals, the fund should be well positioned to benefit from this expected shift.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of large and midsize international companies
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $12.91
Class IB                                                    $12.85
-------------------------------------------------------------------------
  International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility.

* Formerly Putnam VT International Growth Fund. The fund strategy remains the same.


Putnam VT International Growth and Income Fund

International markets have endured a great deal of volatility over the past year. At the outset, markets were weak, corporate profits disappointing, and the world braced for the possibility of war in Iraq. The situation improved markedly in late March, with military operations in Iraq underway and the U.S. economy beginning to strengthen. Fund performance recovered along with international markets, although the fund's competitive performance lagged somewhat due to currency issues, relatively few holdings in small-cap stocks, and an overly conservative stance. For the 12 months ended December 31, 2003, the fund's class IA shares provided a total return of 38.37% at net asset value.

Beginning in 2002 and continuing up until the first quarter of 2003, U.K. and European insurance companies saw their reserves shrink and sold their weakened equities en masse and bought bonds. As a result, the fund's insurance holdings took a major hit as did European equity markets overall. Over the course of the summer months, full-scale military operations in Iraq ceased, the SARS epidemic came under control, oil prices declined, and U.S. monetary policy helped stimulate world economies. Stock markets rallied, led by smaller-cap, more volatile issues in cyclical industries. Stocks of large, well-established companies, such as those in this portfolio, also improved, but to a lesser degree.

After the European insurance stock sell-off, the fund moved to a more defensive positioning emphasizing established markets and markets that management believed were undervalued. The team favored blue-chip companies in defensive sectors and underweighted technology, telecommunications, and financials. Later, management added to more cyclical sectors including technology, basic materials, broadcasting and retail. Many of these holdings contributed to performance, particularly holdings in Japan and the United Kingdom. Management also added some financial holdings. In terms of countries, the fund built overweight positions in emerging markets and Canada, where holdings performed well and strengthening local currencies boosted returns. The fund's underweight position in Japan and Australia, however, detracted from returns, as those currencies also strengthened versus the U.S. dollar and the fund was unable to take full advantage of those gains.

While seeking to position the fund to benefit from improving economic conditions, management is also seeking to maintain a well-diversified portfolio. The team believes the small-cap stock rally has run its course, and as the economy continues to improve, markets will favor strong large-cap companies such as those targeted by this fund.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth. Current income is a secondary objective.
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies located outside the United States and believed to be undervalued
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $11.35
Class IB                                                     $11.31
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Putnam VT International
New Opportunities Fund

World equity markets have been changeable this year, as extreme lows gave way to a sustained rally supported by better economic conditions in many regions of the world. However, the rally was indiscriminate. So while this fund did share in market gains, many market leaders were not found in the fund's portfolio, because they did not meet management's strict selection criteria. For the 12 months ended December 31, 2003, Putnam VT International New Opportunities Fund's class IA shares returned 33.59% at net asset value.

Early in the period, management considered international stocks to be significantly undervalued, reflecting investor concerns about weak business conditions worldwide. Fortunately, markets rallied as full-scale military operations in Iraq concluded and the SARS epidemic was brought under control.

Since March, many regions and countries have experienced stronger growth. It also appears that one of management's expectations is proving true -- that companies with managers who have focused on delivering profits under all types of economic conditions would provide strong returns over the long term. Many of the companies held in the portfolio have achieved substantial earnings growth in the recent quarter relative to their profits in 2002.

The fund seeks to identify companies with the best earnings growth potential in their industries. Nonetheless, the team's fundamental research frequently identifies sector and market trends that influence portfolio positioning. For example, corporate spending has been increasing. Consequently, the fund increased exposure to technology stocks, including software stocks in France and electronics stocks in Taiwan, Germany, and Japan. Consumer spending also surged in Japan, Australia, and the United Kingdom, so management added retail stocks. The fund also added attractively valued stocks in South Korea.

Low interest rates and inflation, reasonable valuations, and generally friendly macroeconomic policies appear likely to provide a positive backdrop for international stocks, although the team cautions that the exceptional returns of recent months may temper somewhat going forward.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of companies located outside the United States that management believes have strong growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $11.16
Class IB                                                    $11.11
-------------------------------------------------------------------------
International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging market securities, including illiquidity and volatility. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Investors Fund

The stock market experienced significant changes over the past year, passing from a period of prolonged weakness into one of sustained strength. Investors began to reenter the stock market. By maintaining its focus on stocks with the potential to reward investors over time and seeking stocks with attractive valuations, Putnam VT Investors Fund was able to take advantage of this shift in investor sentiment. For the 12 months ended December 31, 2003, the fund's class IA shares returned 27.39% at net asset value.

The period began on a rather sour note, with investors cautious and concerned about the slow economy and impending war with Iraq. After the market bottomed in March, however, the picture brightened considerably in April as full-scale military operations in Iraq concluded and a series of corporate earnings announcements indicated that the economy was gaining ground. Investor optimism continued to build with federal tax cuts, more positive economic data, and another interest-rate cut by the Federal Reserve Board in June.

While market conditions changed considerably over the past year, the management team stayed focused on identifying companies with a competitive advantage, long-term promise, and corporate management that focuses on return on capital -- ultimately, investments that they believe can perform well regardless of the market backdrop. At the beginning of the year, the team positioned the portfolio somewhat defensively, but during the spring, they shifted to a more economically sensitive stance. The team's bottom-up stock selection process revealed a number of attractively valued technology and financial stocks, which contributed to returns as the economy recovered. In technology, the portfolio favored software and hardware companies. Among financial stocks, credit card companies boosted returns, and the team increased the portfolio's financial sector exposure over the period. Profit taking in November saw returns from technology and financial holdings drop back a bit, but management still believes they have performance potential. The portfolio remained underweight in the consumer staples sector, due to mediocre valuations and low sensitivity to economic growth. Stock selection within the health care sector was successful and the sector remains a key focus.

While management will continue to pursue stocks that should perform well in a variety of market environments, they believe the portfolio is currently positioned to benefit from the improving economy. The team will continue to seek out-of-favor stocks poised for recovery.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term growth of capital and any increased income that results from this growth
-------------------------------------------------------------------------
PORTFOLIO
Primarily common stocks of large companies
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $8.95
Class IB                                                     $8.91
-------------------------------------------------------------------------


Putnam VT Mid Cap Value Fund

The stock market ended the recent period on much more solid footing than it began. Uncertainty about the United States' future in Iraq and doubts about the strength of the economy gave way to greater confidence and a stock market rally as major military operations in Iraq concluded and economic news grew brighter. Putnam VT Mid Cap Value Fund shared in the gains, although its performance lagged somewhat due to limited exposure to the stocks of the smallest companies in the mid-cap universe that recorded the highest returns over the period. From inception on May 1, 2003, through December 31, 2003, the fund's class IA shares tallied a total return of 29.01% at net asset value.

After starting the year under a cloud of uncertainty, investor sentiment turned positive in March. Stocks began to rally as the major military conflict in Iraq concluded. The rally was fueled further by a series of salutary economic announcements, including an unexpectedly high GDP growth and a continued decline in jobless claims. The best-performing stocks tended to be those of the companies that had suffered the most during the economic downturn over the past three years. Lower-quality stocks of smaller companies fared best, especially those in the technology and consumer cyclicals sectors.

Within the mid-cap universe, the smaller the company, the better the stock tended to perform. The fund was able to take advantage of the solid performance of these smaller companies, although to a lesser degree than its benchmark. While value stocks on the whole underperformed growth stocks, a number of companies in typical "turnaround" situations benefited considerably from the economic uptick, and those companies frequently appear on value funds' radar screens.

Management had positioned the fund to take advantage of a recovering economy from the beginning of the year. This decision helped the fund post attractive returns, as technology, telecommunications, and consumer cyclicals outperformed more defensive market sectors. The team also maintained the fund's underweight position (relative to the benchmark) in traditionally defensive sectors, including financials and utilities. This positioning slightly detracted from the fund's relative performance as certain stocks in these two sectors provided some unusually strong returns over the period.

Going forward, the team expects to concentrate on sectors that have not yet participated in the recovery while placing more emphasis on bottom-up stock selection to identify the most attractive portfolio candidates.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation and, as a secondary objective, current income
-------------------------------------------------------------------------
PORTFOLIO
Undervalued stocks of mid-sized companies
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $12.79
Class IB                                                     $12.78
-------------------------------------------------------------------------
The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Money Market Fund

With interest rates hovering near 40-year lows for much of the period, it took a sharp, patient eye to locate money-market-eligible securities with the right balance of competitive income, quality, and maturity structure. Management was able to extend the portfolio's average days to maturity -- thereby capturing higher income -- while enhancing its diversification mix. Consequently, for the 12 months ended December 31, 2003, the fund's class IA shares returned 0.76% at net asset value. Its 7-day and 30-day yields, which are the two most common gauges for measuring money market mutual fund performance, were both 0.67%. Yield more closely reflects current performance than total return.

Early in the period, uneasy investors focused on more predictable, high quality investments. Money market investments were the prime beneficiaries of this sentiment. However, investor confidence improved significantly following the conclusion of major military operations in Iraq. With optimism returning to financial markets, investors began reallocating assets out of shorter-term, money market investments into equities. In addition, improving economic debate shifted the debate about the Federal Reserve Board's future monetary policy from one of easing (i.e., lowering) to one of tightening (i.e., increasing) short-term interest rates. This caused the yield curve to steepen somewhat, increasing the difference in yields between shorter-term and longer-term securities. With the first part of the period shrouded in uncertainty, management positioned the portfolio to minimize risk. By the end of the summer, the team adopted a more blended strategy. They took advantage of higher short-term rates to purchase U.S. government agency notes with maturities out to one year. This strategy extended the fund's average days to maturity -- thereby taking advantage of attractive rates for longer periods of time. At the same time, to effectively manage interest-rate risk, the team balanced these purchases with shorter-term money market securities from both U.S. and foreign issuers.

Management believes interest rates are likely to fluctuate at current levels, until economic or geopolitical events dictate a more decisive direction up or down. The team will retain its high quality standards in pursuit of money-market-eligible securities with attractive income.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
As high a rate of current income as management believes is consistent with preservation of capital and maintenance of liquidity
-------------------------------------------------------------------------
PORTFOLIO
Primarily high-quality short-term fixed-income securities
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                      $1.00
Class IB                                                      $1.00
-------------------------------------------------------------------------
Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to maintain a constant share price of $1, it is possible to lose money by investing in this fund.


Putnam VT New Opportunities Fund

Stock market conditions improved dramatically over the past 12 months, as investors moved from caution over a slow-moving economy and impending war in Iraq to a more sanguine mood brought on by the swift conclusion of full-scale military operations in Iraq and a series of positive corporate earnings announcements. The fund shared in the gains, although its high-quality and multi-cap focus restrained relative returns. For the 12 months ended December 31, 2003, the fund's class IA shares delivered a total return of 32.79% at net asset value.

During the first part of the period, equity valuations generally declined, as investors remained cautious and concerned about the slow economy and tensions in Iraq. The tide turned in April when investors regained confidence in the equity markets and a rally began. The rally faltered a bit in November on renewed terrorism fears and concerns about the sustainability of the rally and economic recovery, but the market continued its upward climb after Thanksgiving and on to the end of the year.

Throughout the period, management continued to look for companies with the potential for rapid growth across a broad range of industries. During the slow-growth environment of the period's early months, this was a challenge. To find new opportunities, the team cast the net wide, investing in sectors not traditionally viewed as growth oriented, such as energy and transportation. The team also sought to position the portfolio to benefit from the economic recovery.

Consumer cyclical, health-care, and technology stocks made up the greatest portion of the portfolio during the period. In each sector, many holdings performed well, but lagged the overall market due to their larger capitalization and/or higher quality than the rally leaders. The portfolio continues to favor holdings with greater economic sensitivity including stocks in capital goods, industrials, and enterprise-oriented technology such as software. The team believes that even within the health-care sector, there are services, such as hospitals, that could potentially perform better as employment picks up.

In the team's opinion, favorable monetary and fiscal policies, low interest rates and inflation, and reasonable stock valuations should all be supportive of equity performance going forward. With its diversified portfolio of high-quality small-, mid-, and large-cap growth stocks, the fund should be positioned to take advantage of opportunities in such an environment.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of companies in market sectors that management believes have strong long-term growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $15.43
Class IB                                                    $15.23
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT New Value Fund

The equity market rally that took hold in March and continued through the end of the year provided a favorable backdrop for Putnam VT New Value Fund, although the large-capitalization value stocks on which the fund focuses did not lead the rally. Nonetheless, successful stock selection and aggressive positioning enabled the fund to turn in strongly positive performance. For the 12 months ended December 31, 2003, the fund's class IA shares tallied a total return of 32.86% at net asset value.

As the period began, investors struggled with gloomy economic reports, talk of war, rising energy prices, and increasing numbers of jobless claims. With the end of major hostilities in Iraq, a sustained equity rally began and continued through the end of December. A combination of productivity gains, tax breaks, continued low interest rates, and low inflation buoyed investor sentiment further and led to a sharp rise in GDP growth. Capital spending accelerated, particularly in the areas of technology and communications services. The fund's strategy of investing in beaten-down companies worked particularly well as the market rally progressed, when investors exhibited an increased tolerance for risk, a desire for higher returns, and a preference for stocks with less-than-pristine balance sheets.

Throughout the period, and since its inception, the fund's process of stock selection has remained unchanged. This fund pursues capital appreciation by investing in the stocks of large, established companies that are undervalued by the market. The fund invests without regard to market capitalization. It invests in truly large businesses, some of which are so deeply out of favor that their market capitalization has fallen into the small- or mid-cap range. For these purposes, management defines large companies as those that have been in business for at least 10 years and generate a minimum of $1 billion in annual revenues.

While it is true that for most of the period, small-capitalization stocks outperformed large-cap stocks, and growth often outperformed value, investors' increased appetite for risk and reward helped the fund's portfolio of deeply discounted stocks to perform quite strongly. Stocks from a variety of industries drove returns, including electric utilities, finance, and travel and leisure. Beverage manufacturing and restaurant holdings dampened performance.

A number of factors may contribute to increased market volatility in the months ahead, however, management believes the fund's strategy of targeting distressed companies retains the potential to provide attractive returns over time.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Undervalued common stocks of large and midsize companies
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $14.34
Class IB                                                    $14.27
-------------------------------------------------------------------------


Putnam VT OTC & Emerging Growth Fund

The past year has been a volatile time for financial markets. The period began with a struggling U.S. economy, building tensions with Iraq, and the SARS epidemic all taking their toll on investor confidence. With the swift resolution of full-scale military operations in Iraq, control of the SARS outbreak, and improving economic news, the stock market began to rally. The fund participated in the rally, although relative returns lagged somewhat because many of the market leaders were lower-quality issues not found in the fund's portfolio. For the 12 months ended December 31, 2003, the fund's class IA shares posted a total return of 35.94% at net asset value.

The period began on a sour note, as investors remained concerned about the slow economy and impending war with Iraq. The picture brightened considerably in April, however, once full-scale military operations in Iraq concluded and a series of corporate earnings announcements indicated that the economy had begun to improve. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June.

Throughout the period, the fund remained true to its mandate, seeking growing, well-managed companies with leading market positions and strong financials. The portfolio remained diversified, and the team gradually increased its focus in areas that could benefit from an improving economy. For example, the portfolio has a slight overweight (relative to its benchmark) in technology stocks. Many of these holdings delivered strong returns before falling back somewhat in November. Management believes that technology will continue to be the driving force behind productivity and economic growth. Accordingly, these stocks continue to represent a significant portion of the portfolio. The portfolio was also slightly overweight in consumer cyclicals, especially retail stocks. Management reduced holdings in the financial sector, and increased energy holdings to benefit from rising natural gas prices. Health-care holdings were reduced somewhat as a few holdings were acquired and management sold others that had grown beyond the small or midsize range.

While volatility may remain in coming months, the team believes that expected low inflation and interest rates, supportive government policies, and record corporate profits all can provide a positive backdrop for stock performance.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks primarily of small and mid-sized emerging growth companies. It may include stocks traded in the over-the-counter market
(OTC) and stocks of emerging growth companies listed on securities exchanges.
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $5.56
Class IB                                                     $5.51
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Research Fund

Stock market conditions improved dramatically over the past 12 months, as investors moved from caution over a slow-moving economy and impending war in Iraq to a more sanguine mood brought on by the swift conclusion of full-scale military operations in Iraq and a series of positive corporate earnings announcements. The positive mood was further buoyed by a federal tax cut, more positive economic data, and another interest-rate cut by the Federal Reserve Board in June. Putnam VT Research Fund shared in the market's gains, returning 25.69% at net asset value for the 12 months ended December 31, 2003.

During the first quarter, equity valuations generally declined, as investors remained cautious and concerned about the slow economy and tensions in Iraq. The tide turned in April when investors regained confidence in the equity markets and a rally began. The rally faltered a bit in November on renewed terrorism fears and concerns about the sustainability of the rally and economic recovery, but the market continued its upward climb after Thanksgiving. December brought the Dow Jones Industrial Average over 10,000 and the NASDAQ composite over 2,000 as equities continued their rally.

The fund's investment strategy remains fairly constant in all market environments. Management seeks to capitalize on situations where the market places a different value on a stock than Putnam's research analysts do. Putnam's analysts, all specialists in their respective industries, meet with corporate managements, analyze each company's financial statements, and get to know their growth strategies to determine their viability in the context of their industry and economic setting. The fund's portfolio is built on their recommendations.

During the recent period, strong advances by selected holdings in the consumer, energy, technology, and utilities sectors boosted returns. The avoidance or sale of stocks that carried excessive risk, particularly in the health-care and communications services sectors, also contributed positively to performance. Within the health-care sector, strong stock selection among pharmaceutical company stocks also contributed to returns. An underweight position (relative to the benchmark) in financial services stocks, particularly large commercial banks, detracted from returns. Technology holdings, particularly software stocks, provided disappointing performance in recent months.

In the months ahead, the team believes that low inflation, low interest rates, continued monetary and fiscal policy support, an improving employment picture, and increased corporate spending could well provide a favorable backdrop for continued positive stock market performance.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of large, U.S.-based companies, including growth and value stocks
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $10.63
Class IB                                                     $10.58
-------------------------------------------------------------------------


Putnam VT Small Cap Value Fund

The equity rally that took hold in March and continued through December provided a very favorable backdrop for Putnam VT Small Cap Value Fund. Indeed, small-cap stocks led the pack -- an occurrence consistent with historical trends whereby the market generally bids up small-cap stocks as the economy begins to emerge from recession. Active management contributed to favorable relative performance. For the 12 months ended December 31, 2003, the fund's class IA shares posted a total return of 50.06% at net asset value.

As the period began, investors struggled with gloomy economic reports, talk of war, rising energy prices, and increasing numbers of jobless claims. With the end of major hostilities in Iraq, a strong and sustained equity rally took hold. A combination of productivity gains, tax breaks, continued low interest rates, and low inflation buoyed investor sentiment further and led to a sharp rise in GDP growth. Capital spending accelerated, particularly in the areas of technology and communications services. As investors became less defensive, and took on more risk, small-cap stocks benefited. Interestingly, stocks that were of lower quality rallied more substantially than those with pristine balance sheets and no debt. Merger and acquisitions activity markedly increased during the period, and several of the fund's holdings were under consideration for acquisition, or were, in fact, acquired by larger companies.

Strong returns this year from holdings that had disappointed last year vindicated the diligent research that precedes all portfolio acquisitions. Some of these holdings were simply added too early. In addition, many of these stocks were of a relatively lower quality than the portfolio's typical profile, and as the economy deteriorated, these names suffered the greatest declines. Management had purchased these stocks in an effort to redeploy assets after selling some fairly valued holdings in a market that held few high quality, undervalued small-cap offerings. Because small-caps are often overlooked and inefficiently priced, they can perform poorly under difficult market conditions. However, these same features can enhance the stocks' upside potential as the market improves, which is exactly what happened here.

The team believes that the improving economic environment should continue to support equity markets, although this year's generous run-up in small-cap stock prices is likely to moderate in the months ahead.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks of small-capitalization companies with potential for capital growth
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $18.23
Class IB                                                    $18.12
-------------------------------------------------------------------------
This fund invests all or a portion of its assets in small to medium-sized companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Utilities Growth and Income Fund

Utilities stock performance stayed strong throughout the period, as the financial climate in the gas and power sector improved and the overall stock market continued to rally. Putnam VT Utilities Growth and Income Fund shared in these gains. However, lagging performance from telecommunications holdings and a focus on higher-quality holdings dampened returns somewhat in a rally that largely favored lower-quality issues not represented in the fund's portfolio. For the 12 months ended December 31, 2003, the fund's class IA shares provided a total return of 25.00% at net asset value.

Market conditions for utilities bonds remained favorable throughout the period. Credit rating agencies continued to slow the pace of bond downgrades. Lower interest rates and an improved corporate credit climate also enabled many utilities to repair damaged balance sheets. The confluence of these events sparked a rally in utilities stocks and bonds. Relatively high gas prices also contributed to the rally. Since power revenues and gas prices moved together, generators utilizing gas did not experience improved profitability, while merchant generators (electric generating companies allowed to sell power at varying rates) utilizing relatively stable coal, lignite, and nuclear fuel to generate power did enjoy higher profits.

Management kept the fund's allocation to equities at 90% for much of the period. A focus on recovering California-based utilities stocks proved particularly rewarding. Management believes the prolonged appreciation in bond prices may taper soon. Bond holdings did provide strong performance, however, benefiting from a focus on the top-performing sector of regulated utility operating companies.

Within equities, the team stayed close to its benchmark allocation of 70% to gas, power, and water, and 30% to telecommunications. Many telecommunications holdings performed poorly, however, effectively reducing their proportionate contribution to returns while reducing their portfolio weighting. Since the sector continues to face significant challenges in the United States, management chose not to increase telecommunications holdings. Within this sector, the team emphasized regional Bell operating companies, which enjoyed more favorable regulatory and competitive environments than long distance or wireless providers.

The team believes that regulatory conditions and fundamentals in the utilities industry remain favorable going forward. By diversifying between high-quality, dividend-paying utilities stocks and utilities bonds, the fund should be positioned to pursue a broad range of opportunities during fiscal 2004.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital growth and current income
-------------------------------------------------------------------------
PORTFOLIO
Common stocks and bonds issued by utility companies
-------------------------------------------------------------------------
NET ASSET VALUE                                      December 31, 2003
Class IA                                                    $11.43
Class IB                                                    $11.39
-------------------------------------------------------------------------
The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.


Putnam VT Vista Fund

The past year was an unusual period for mid-cap growth stocks. Several formerly large-capitalization companies fell on hard times due to the significant weakening of the U.S. economy. In addition, the mid-cap growth market's recovery was led by smaller, cyclical, and in some cases, more speculative stocks -- especially in the beaten-down technology and telecommunications sectors. While Putnam VT Vista Fund provided positive returns for the period, it did not own many of these outperforming stocks and competitive performance consequently lagged. For the 12 months ended December 31, 2003, the fund's class IA shares returned 33.42% at net asset value.

After starting the year under a cloud of uncertainty, investor sentiment turned positive in March. Stocks began to rally as the major military conflict in Iraq concluded. The rally was fueled further by a series of salutary economic announcements, including an unexpectedly high GDP growth and a continued decline in jobless claims. The mid-cap growth sector of the market had outstanding performance. The stocks leading the sector have been some so-called "fallen angels" -- formerly large-cap companies that entered the mid-cap universe when their stock prices collapsed. Many of these companies remained overvalued even after their prices fell, but still attracted significant attention and appreciated considerably in the market rally.

Sectors fell into and out of favor quickly during the period. Rather than chasing these trends, which may be cyclical and short-term in nature, management has invested more broadly to gain exposure to sectors the team believes have solid long-term growth prospects. As a result of this strategy and the team's decision not to pursue the "hot" stocks driving recent market gains, the fund was underweighted (relative to the benchmark) in a number of technology, telecommunications, and health-care stocks that performed well over the period. Over the recent period, the fund enjoyed solid returns from selected holdings in the capital goods, health-care, and technology sectors. Avoiding exposure to the poorly performing conglomerates sector also contributed to performance, while consumer cyclicals and financial holdings detracted from returns.

As the economy continues to recover, management believes that the fund's diversification and focus on what it considers high-quality growth stocks from financially healthy companies should enable it to pursue increasingly rewarding opportunities.

-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Common stocks with potential for above-average capital growth
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                     $10.58
Class IB                                                     $10.48
-------------------------------------------------------------------------
The fund invests all or a portion of its assets in small to medium-size companies. Such investments increase the risk of greater price fluctuations.


Putnam VT Voyager Fund

The past year has provided a study in contrasts for the equity market, as prolonged weakness gave way to sustained strength. Management positioned the fund cautiously, emphasizing established, high quality companies with a greater likelihood of achieving consistent growth. Also, the team was careful not to concentrate assets in specific holdings or sectors. While this diversification enabled the fund to perform most competitively during market downturns, it lagged behind its benchmark during the rally. For the 12 months ended December 31, 2003, Putnam VT Voyager Fund's class IA shares tallied a total return of 25.16% at net asset value.

The period began with the U.S. economy growing at little more than 1%, a challenge for businesses seeking earnings growth. Investor sentiment was also negative, with concerns about the economy coupled by fears surrounding tensions in Iraq and the SARS epidemic. The picture brightened considerably with the conclusion of full-scale military operations in Iraq, control of the SARS epidemic, and a series of more positive corporate earnings announcements. A market rally began in March, with many hard-hit, higher-risk stocks rebounding sharply. The higher-quality companies the fund favored, which had been less severely affected by the downturn, performed more modestly.

Although the fund was generally neutrally positioned, the portfolio still emphasized certain areas that were more likely to benefit from the growing economy. For example, the portfolio maintained a large weighting in the technology sector, favoring software, semiconductors, computer peripherals, and electronics. Many of these holdings performed well over the period, although there were some disappointments. Large positions in the consumer staples and consumer cyclicals, particularly retail holdings, made strong contributions to returns. Financial services companies were also well represented in the portfolio, with an emphasis on regional banks and credit card issuers with high-quality customers. The team avoided large money center banks, investment banks, and brokerages that might move in sync with the volatility in the financial markets. Basic materials stocks also performed well over the period.

While some volatility is likely in the coming months, the team believes that low interest rates, low inflation and a growing economy all have the potential to provide a favorable backdrop for stock performance. Should this positive environment continue, the fund's focus on strong competitors across a diverse range of industries should enable it to benefit.
-------------------------------------------------------------------------
INVESTMENT OBJECTIVE
Long-term capital appreciation
-------------------------------------------------------------------------
PORTFOLIO
Stocks of large and midsize companies with above-average growth potential
-------------------------------------------------------------------------
NET ASSET VALUE                                       December 31, 2003
Class IA                                                    $26.10
Class IB                                                    $25.96
-------------------------------------------------------------------------

[GRAPHIC OMITTED: FUND WORM CHARTS]

Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

Putnam VT American Government Income Fund -- since inception (2/1/00)
(subsequent periods ended 12/31)

                Putnam VT              Putnam VT             Lehman
            American Government   American Government     Intermediate
               Income Fund            Income Fund         Treasury Bond
Date          class IA shares        class IB shares          Index

2/1/00           10,000                  10,000              10,000
12/31/00         11,211                  11,198              11,057
12/31/01         11,976                  11,942              11,959
12/31/02         13,051                  12,989              13,069
12/31/03        $13,298                 $13,192             $13,344

Putnam VT American Government Income Fund's underlying portfolio seeks high current income by investing in U.S. government securities with preservation of capital as its secondary objective. The Lehman
Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and up to 10 years.


Putnam VT Capital Appreciation Fund --
since inception (9/29/00)
(subsequent periods ended 12/31)

              Putnam VT              Putnam VT
               Capital                Capital
             Appreciation           Appreciation            Russell
              Fund class             Fund class              3000
Date          IA shares               IB shares              Index

9/29/00         10,000                  10,000              10,000
12/31/00         9,060                   9,060               8,997
12/31/01         7,820                   7,800               7,966
12/31/02         6,090                   6,057               6,250
12/31/03        $7,615                  $7,559              $8,191

Putnam VT Capital Appreciation Fund's underlying portfolio seeks capital appreciation. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.


Putnam VT Capital Opportunities Fund --
since inception (5/1/03)

            Putnam VT        Putnam VT
             Capital          Capital
          Opportunities    Opportunities    Russell      Russell
           Fund  class      Fund  class       2000         2500
Date        IA shares        IB shares       Index        Index

5/1/03        10,000           10,000        10,000        10,000
5/03          10,690           10,690        11,073        10,983
6/03          10,990           10,980        11,274        11,193
7/03          11,310           11,300        11,979        11,795
8/03          11,920           11,910        12,528        12,341
9/03          11,590           11,580        12,297        12,173
10/03         12,440           12,420        13,330        13,135
11/03         12,850           12,830        13,803        13,629
12/31/03     $13,025          $13,005       $14,083       $13,930

Putnam VT Capital Opportunities Fund's underlying portfolio seeks long-term growth of capital. The Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index. The Russell 2500 Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 Index.


Putnam VT Discovery Growth Fund* --
since inception (9/29/00)
(subsequent periods ended 12/31)

            Putnam VT         Putnam VT
         Discovery Growth  Discovery Growth
            Fund class        Fund class     Russell Midcap   Russell 2500
Date        IA shares         IB shares       Growth Index    Growth Index

9/29/00      10,000            10,000          10,000            10,000
12/31/00      7,180             7,180           7,536             9,574
12/31/01      4,980             4,970           6,018             9,691
12/31/02      3,520             3,500           4,369             7,966
12/31/03     $4,660            $4,620          $6,234            $7,366

  Putnam VT Discovery Growth Fund's underlying portfolio seeks long-term growth of capital. The Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 chosen for their growth orientation. The Russell 2500 Growth Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 Index chosen for their growth orientation.

* Formerly Putnam VT Voyager Fund II

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.


Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

Putnam VT Diversified Income Fund --
since 12/31/93

            Putnam VT          Putnam VT
            Diversified       Diversified
              Income             Income            Lehman
            Fund class         Fund class         Aggregate
Date        IA shares          IB shares          Bond Index

12/31/93      10,000             10,000             10,000
1994           9,797              9,778              9,714
1995          11,671             11,631             11,508
1996          12,699             12,637             11,926
1997          13,636             13,548             13,078
1998          13,449             13,332             14,214
1999          13,673             13,551             14,097
2000          13,698             13,542             15,736
2001          14,222             14,017             17,064
2002          15,103             14,862             18,814
12/31/03     $17,756            $17,420            $19,576

Putnam VT Diversified Income Fund's underlying portfolio of U.S. government and other investment-grade, high-yield, and international fixed-income securities seeks as high a level of current income that Putnam Management believes is consistent with preservation of capital. The Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.


Putnam VT Equity Income Fund --
since inception (5/1/03)


              Putnam VT        Putnam VT
           Equuity Income   Equity Income
             Fund class       Fund class        Russell 1000
Date         IA shares        IB shares          Value Index

5/1/03         10,000           10,000              10,000
5/03           10,560           10,560              10,499
6/03           10,620           10,620              10,644
7/03           10,730           10,730              10,909
8/03           10,850           10,850              11,180
9/03           10,730           10,730              11,060
10/03          11,300           11,290              11,681
11/03          11,430           11,420              11,804
12/31/03      $12,157          $12,139             $12,562

Putnam VT Equity Income Fund's underlying portfolio seeks current income. Capital growth is a secondary objective when consistent with seeking current income. The Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.


Putnam VT The George Putnam Fund
of Boston -- since inception (4/30/98)
(subsequent periods ended 12/31)

             Putnam VT        Putnam VT
            The George        The George    Standard and Poor's
            Putnam Fund       Putnam Fund    500[REGISTRATION
          of Boston class   of Bostom class    MARK]/ Barra      George Putnam
Date         IA shares        IB shares        Value Index       Blended Index

4/30/98       10,000            10,000           10,000             10,000
1998          10,369            10,368           10,160             10,396
1999          10,332            10,326           11,452             11,168
2000          11,346            11,319           12,149             12,146
2001          11,430            11,370           10,726             11,706
2002          10,451            10,376            8,489             10,691
12/31/03     $12,265           $12,144          $11,188            $12,879

Putnam VT The George Putnam Fund of Boston's underlying portfolio seeks capital growth and current income through a balanced investment composed of a well-diversified portfolio of stocks and bonds. The Standard & Poor's 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation. The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Standard & Poor's 500/Barra Value Index and 40% of which is the Lehman Aggregate Bond Index, an unmanaged index of U.S. fixed income securities.


Putnam VT Global Asset Allocation Fund -- since 12/31/93

                Putnam VT           Putnam VT
              Global Asset        Global Asset
             Allocation Fund     Allocation Fund     MSCI World
Date         class IA shares     class IB shares       Index

12/31/93          10,000             10,000            10,000
1994               9,750              9,738            10,508
1995              12,160             12,125            12,685
1996              14,059             13,998            14,395
1997              16,824             16,727            16,664
1998              19,090             18,980            20,719
1999              21,353             21,213            25,886
2000              20,312             20,181            22,474
2001              18,602             18,450            18,693
2002              16,315             16,152            14,976
12/31/03         $19,910            $19,688           $19,934

Putnam VT Global Asset Allocation Fund's underlying managed asset allocation portfolio seeks a high level of long-term total return consistent with preservation of capital. The Morgan Stanley Capital International World Index is an unmanaged index of developed and emerging markets.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.


Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

Putnam VT Global Equity Fund* --
since 12/31/93

                  Putnam VT        Putnam VT
                 Global Equity   Global Equity
                  Fund class      Fund class        MSCI
Date              IA shares       IB shares      World Index

12/31/93            10,000          10,000          10,000
1994                 9,904           9,889          10,508
1995                11,456          11,422          12,685
1996                13,427          13,366          14,395
1997                15,351          15,259          16,664
1998                19,912          19,783          20,719
1999                32,855          32,555          25,886
2000                23,117          22,870          22,474
2001                16,260          16,063          18,693
2002                12,657          12,466          14,976
12/31/03           $16,396         $16,108         $19,934

  Putnam VT Global Equity Fund's underlying internationally diversified common stock portfolio seeks capital appreciation. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

* Formerly Putnam VT Global Growth Fund


Putnam VT Growth and Income Fund --
since 12/31/93

              Putnam VT           Putnam VT
             Growth and           Growth and      Standard & Poor's 500
            Income Fund          Income Fund      [REGISTRATION MARK]/
Date       class IA shares     class IB shares      Barra Value Index

12/31/93      10,000               10,000                10,000
1994          10,035               10,020                 9,937
1995          13,719               13,678                13,614
1996          16,726               16,651                16,608
1997          20,765               20,640                21,588
1998          23,966               23,797                24,756
1999          24,347               24,145                27,906
2000          26,321               26,058                29,604
2001          24,699               24,392                26,137
2002          20,058               19,761                20,687
12/31/03     $25,613              $25,174               $27,263

Putnam VT Growth and Income Fund's underlying portfolio seeks capital growth and current income. The Standard & Poor's 500/Barra Value Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.


Putnam VT Growth Opportunities Fund --
since inception (2/1/00)
(subsequent periods ended 12/31)

              Putnam VT             Putnam VT
               Growth                Growth
            Opportunities         Opportunities            Russell
             Fund class            Fund  class             Top 200
Date          IA shares             IB shares           Growth Index

2/1/00         10,000                 10,000               10,000
2000            7,800                  7,790                8,001
2001            5,310                  5,290                6,362
2002            3,750                  3,730                4,582
12/31/03       $4,630                 $4,590               $5,802

Putnam VT Growth Opportunities Fund's underlying portfolio seeks capital appreciation. The Russell Top 200 Growth Index is an unmanaged index of the largest companies in the Russell 1000 Index chosen for their growth orientation.


Putnam VT Health Sciences Fund --
since inception (4/30/98)
(subsequent periods ended 12/31)

            Putnam VT              Putnam VT
         Health Sciences       Health Sciences
           Fund class             Fund class       Standard and Poor's 500
Date       IA shares              IB shares       [REGISTRATION MARK] Index

4/30/98     10,000                  10,000                 10,000
1998        10,951                  10,940                 11,171
1999        10,520                  10,513                 13,522
2000        14,638                  14,599                 12,291
2001        11,778                  11,715                 10,830
2002         9,398                   9,332                  8,437
12/31/03   $11,165                 $11,048                $10,857

Putnam VT Health Sciences Fund's underlying portfolio seeks capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.



Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

Putnam VT High Yield Fund --
since 12/31/93

             Putnam VT       Putnam VT
            High Yield       High Yield       JP Morgan
            Fund class       Fund class      Global High
Date        IA shares        IB shares       Yield Index

12/31/93      10,000           10,000           10,000
1994           9,906            9,892            9,843
1995          11,721           11,686           11,764
1996          13,222           13,163           13,294
1997          15,119           15,028           14,941
1998          14,233           14,141           15,086
1999          15,076           14,962           15,596
2000          13,803           13,689           14,688
2001          14,355           14,207           15,493
2002          14,280           14,086           15,824
12/31/03     $18,090          $17,826          $20,177

Putnam VT High Yield Fund's underlying portfolio seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international securities.

Putnam VT Income Fund --
since 12/31/93

               Putnam VT        Putnam VT
                Income           Income          Lehman
              Fund class       Fund class       Aggregate
Date          IA shares        IB shares        Bond Index
12/31/93        10,000           10,000           10,000
1994             9,671            9,657            9,708
1995            11,648           11,613           11,502
1996            11,930           11,876           11,919
1997            12,960           12,883           13,070
1998            14,029           13,939           14,206
1999            13,739           13,637           14,089
2000            14,839           14,700           15,727
2001            15,957           15,772           17,055
2002            17,248           17,016           18,804
12/31/03       $18,058          $17,766          $19,576

Putnam VT Income Fund's underlying portfolio seeks high current income consistent with what Putnam Management believes is a prudent level of risk. The Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Putnam VT International Equity Fund* -- since inception (1/2/97)
(subsequent periods ended 12/31)

            Putnam VT           Putnam VT
          International       International          MSCI
           Equity Fund         Equity Fund           EAFE
Date      class IA shares     class IB shares       Index

1/2/97       10,000             10,000              10,000
1997         11,613             11,595              10,178
1998         13,783             13,737              12,213
1999         22,082             21,994              15,506
2000         19,989             19,881              13,309
2001         15,909             15,783              10,455
2002         13,109             12,981               8,789
12/31/03    $16,899            $16,701             $12,180


  Putnam VT International Equity Fund's underlying portfolio seeks capital appreciation. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

* Formerly Putnam VT International Growth Fund


Putnam VT International Growth and
Income Fund -- since inception (1/2/97)
(subsequent periods ended 12/31)

            Putnam VT                  Putnam VT              Citigroup
       International Growth      International Growth        World ex US
         and Income Fund            and Income Fund        Primary Markets
Date      class IA shares           class IB shares          Value Index

1/2/97        10,000                    10,000                 10,000
1997          11,943                    11,926                 10,398
1998          13,290                    13,262                 12,026
1999          16,558                    16,490                 14,803
2000          16,783                    16,709                 13,871
2001          13,314                    13,233                 11,366
2002          11,494                    11,411                  9,908
12/31/03     $15,903                   $15,728                $14,172

Putnam VT International Growth and Income Fund's underlying portfolio seeks capital growth. Current income is a secondary objective. The Citigroup World ex US Primary Markets Value Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.



Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

Putnam VT International New Opportunities
Fund -- since inception (1/2/97)
(subsequent periods ended 12/31)

              Putnam VT               Putnam VT           Citigroup
          International New       International New       World ex US
          Opportunities Fund     Opportunities Fund     Primary Markets
Date       class IA shares         class IB shares        Growth Index

1/2/97         10,000                  10,000               10,000
1997            9,990                   9,975               10,707
1998           11,546                  11,513               12,966
1999           23,432                  23,348               17,756
2000           14,396                  14,321               14,612
2001           10,290                  10,214               11,039
2002            8,905                   8,822                9,062
12/31/03      $11,896                 $11,751              $12,287

Putnam VT International New Opportunities Fund's underlying portfolio seeks long-term capital appreciation. The Citigroup World ex US Primary Markets Growth Index is an unmanaged index of mostly large and some small capitalization stocks from developed countries excluding the U.S. chosen for their growth orientation.


Putnam VT Investors Fund --
since inception (4/30/98)
(subsequent periods ended 12/31)

          Putnam VT        Putnam VT
           Investors       Investors
           Fund class      Fund class     Standard and Poor's 500
Date        IA shares      IB shares     [REGISTRATION MARK] Index
4/30/98      10,000          10,000                10,000
1998         11,666          11,654                11,171
1999         15,181          15,148                13,522
2000         12,377          12,325                12,291
2001          9,331           9,271                10,830
2002          7,122           7,058                 8,437
12/31/03     $9,072          $8,973               $10,857


Putnam VT Investors Fund's underlying portfolio seeks long-term growth of capital and any increased income that results from this growth. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.


Putnam VT Mid Cap Value Fund --
since inception (5/1/03)

         Putnam VT          Putnam VT
        Mid Cap Value     Mid Cap Value
         Fund class        Fund class      Russell Midcap
Date      IA shares        IB shares         Value Index

5/1/03     10,000            10,000             10,000
5/03       10,820            10,820             10,880
6/03       10,760            10,760             10,956
7/03       11,180            11,180             11,297
8/03       11,560            11,550             11,698
9/03       11,270            11,260             11,607
10/03      12,000            11,990             12,459
11/03      12,230            12,210             12,820
12/31/03  $12,901           $12,883            $13,373

Putnam VT Mid Cap Value Fund's underlying portfolio seeks capital appreciation and, as a secondary objective, current income. The Russell Midcap Value Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their value orientation.

Putnam VT New Opportunities Fund --
since inception (5/2/94)
(subsequent periods ended 12/31)

                Putnam VT             Putnam VT
            New Opportunities     New Opportunities
                Fund class            Fund class        Russell Midcap
Date            IA shares             IB shares          Growth Index

5/2/94           10,000                 10,000              10,000
1994             10,820                 10,809              10,121
1995             15,675                 15,636              13,561
1996             17,270                 17,201              15,930
1997             21,291                 21,174              19,521
1998             26,482                 26,304              23,009
1999             44,848                 44,478              34,811
2000             33,147                 32,824              30,721
2001             23,207                 22,932              24,530
2002             16,177                 15,934              17,808
12/31/03        $21,481                $21,105             $25,414

Putnam VT New Opportunities Fund's underlying portfolio seeks long-term capital appreciation. The Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.



Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

Putnam VT New Value Fund --
since inception (1/2/97)
(subsequent periods ended 12/31)

               Putnam VT          Putnam VT
               New Value          New Value
               Fund class         Fund class         Russell 3000
Date           IA shares          IB shares           Value Index

1/2/97           10,000             10,000               10,000
1997             11,760             11,742               13,549
1998             12,496             12,460               15,378
1999             12,529             12,492               16,401
2000             15,359             15,287               17,719
2001             15,902             15,794               16,951
2002             13,447             13,329               14,378
12/31/03        $17,866            $17,658              $18,854

Putnam VT New Value Fund's underlying portfolio seeks long-term capital appreciation. The Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.


Putnam VT OTC & Emerging Growth
Fund -- since inception (4/30/98)
(subsequent periods ended 12/31)

            Putnam VT          Putnam VT         Russell     Russell
          OTC & Emerging     OTC & Emerging       2500       Midcap
        Growth Fund class  Growth Fund class    Growth      Growth
Date       IA shares          IB shares          Index       Index

4/30/98      10,000             10,000          10,000       10,000
1998         10,094             10,082           9,193       10,389
1999         22,866             22,831          14,293       15,717
2000         11,198             11,166          11,993       13,871
2001          6,095              6,064          10,694       11,075
2002          4,141              4,110           7,582        8,040
12/31/03     $5,630             $5,578         $11,094      $11,474

Putnam VT OTC & Emerging Growth Fund's underlying portfolio seeks capital appreciation. The Russell 2500 Growth Index is an unmanaged index of the smallest 2500 companies in the Russell 3000 chosen for their growth orientation. The Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Putnam VT Research Fund --
since inception (9/30/98)
(subsequent periods ended 12/31)

               Putnam VT        Putnam VT
                Research        Research
               Fund class      Fund class         Standard and Poor's 500
Date           IA shares        IB shares        [REGISTRATION MARK] Index

9/30/98         10,000           10,000                   10,000
1998            11,951           11,919                   12,130
1999            15,247           15,219                   14,682
2000            14,966           14,918                   13,345
2001            12,180           12,108                   11,759
2002             9,494            9,420                    9,160
12/31/03       $11,933          $11,805                  $11,788

Putnam VT Research Fund's underlying portfolio seeks capital appreciation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.


Putnam VT Small Cap Value Fund --
since inception (4/30/99)
(subsequent periods ended 12/31)

             Putnam VT            Putnam VT        Russell
          Small Cap Value      Small Cap Value      2000
             Fund class         Fund  class        Value
Date         IA shares           IB shares         Index

4/30/99        10,000              10,000          10,000
1999           10,347              10,337           9,996
2000           12,894              12,863          12,278
2001           15,269              15,196          14,000
2002           12,512              12,420          12,400
12/31/03      $18,775             $18,586         $18,108

Putnam VT Small Cap Value Fund's underlying portfolio seeks capital appreciation. The Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.



Cumulative total returns of a $10,000
investment in class IA and class IB shares at net asset value

Putnam VT Utilities Growth and
Income Fund -- since 12/31/93

             Putnam VT           Putnam VT        Standard &        Lipper
          Utilities Growth    Utilities Growth      Poor's          Utility
          and Income Fund     and Income Fund     Utilities          Funds
Date      class IA shares     class IB shares       Index           Average

12/31/93      10,000              10,000            10,000          10,000
1994           9,298               9,284             8,821           9,042
1995          12,188              12,151            11,710          11,586
1996          14,113              14,050            12,375          12,883
1997          17,937              17,830            15,426          16,302
1998          20,613              20,480            17,715          19,599
1999          20,477              20,318            16,088          22,572
2000          24,083              23,863            25,288          25,310
2001          18,759              18,547            17,591          20,270
2002          14,288              14,079            12,315          15,629
12/31/03     $17,861             $17,572           $15,548         $19,098

Putnam VT Utilities Growth and Income Fund's underlying portfolio seeks capital growth and current income. The Standard & Poor's Utilities Index is an unmanaged index of common stocks issued by utility companies. The Lipper Utility Funds Average is an arithmetic return of all utilities Funds tracked by Lipper, Inc.

Putnam VT Vista Fund --
since inception (1/2/97)
(subsequent periods ended 12/31)

            Putnam VT        Putnam VT
              Vista            Vista
            Fund class       Fund class      Russell Midcap
Date        IA shares        IB shares         Growth Index
1/2/97        10,000           10,000           10,000
1997          12,321           12,303           12,420
1998          14,721           14,702           14,639
1999          22,508           22,433           22,147
2000          21,612           21,516           19,545
2001          14,406           14,308           15,607
2002          10,021            9,930           11,330
12/31/03     $13,370          $13,223          $16,169

Putnam VT Vista Fund's underlying portfolio seeks capital appreciation. The Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Putnam VT Voyager Fund --
since 12/31/93

               Putnam VT       Putnam VT      Russell
                Voyager         Voyager        1000     Standard and Poor's 500
               Fund class      Fund class      Growth     [REGISTRATION MARK]
Date           IA shares       IB shares       Index            Index

12/31/93         10,000        10,000          10,000           10,000
1994             10,104        10,089          10,262           10,132
1995             14,213        14,171          14,077           13,939
1996             16,057        15,984          17,332           17,140
1997             20,314        20,192          22,617           22,858
1998             25,263        25,077          31,371           29,391
1999             39,971        39,626          41,773           35,575
2000             33,411        33,073          32,405           32,336
2001             25,981        25,661          25,787           28,493
2002             19,139        18,853          18,597           22,196
12/31/03        $23,954       $23,544         $24,129          $28,563

  Putnam VT Voyager Fund's underlying portfolio seeks long-term capital appreciation. The Russell 1000 Growth Index is an unmanaged index of those companies in the in the Russell 1000 Index chosen for their growth orientation. The Standard & Poor's 500 Index is an unmanaged index of common stock performance.

  Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index. An investment's past performance should not be taken as an assurance of future results. More recent performance may be lower or higher than those shown.

Putnam Fund Management Teams

Putnam VT American Government Income Fund
Core Fixed-Income Team
Portfolio Leader: Kevin M. Cronin
Portfolio Member: Rob A. Bloemker

Putnam VT Capital Appreciation Fund
U.S. Core and U.S. Small- and Mid-Cap Core Teams
Portfolio Leader: Michael E. Nance
Portfolio Members: Joseph P. Joseph and James S. Yu

Putnam VT Capital Opportunities Fund
U.S. Small- and Mid-Cap Core Teams
Portfolio Leader: Joseph P. Joseph
Portfolio Members: Tinh Bui, John Ferry, and Gerald Moore

Putnam VT Discovery Growth Fund:
Large-Cap Growth and Specialty Growth Teams
Portfolio Leader: Roland W. Gillis
Portfolio Members: Daniel L. Miller and David J. Santos

Putnam VT Diversified Income Fund
Core Fixed-Income and Core Fixed-Income High Yield Teams
Portfolio Leader: D. William Kohli
Portfolio Members: David Waldman and Stephen C. Peacher

Putnam VT Equity Income Fund
Large-Cap Value and Core Fixed-Income Teams
Portfolio Leader: Bart Geer
Portfolio Members: Jeanne L. Mockard, Kevin Cronin

Putnam VT The George Putnam Fund of Boston
Large-Cap Value, Core Fixed-Income and
Global Asset Allocation Teams
Portfolio Leader: Jeanne L. Mockard
Portfolio Members: Jeffrey L. Knight and Kevin M. Cronin

Putnam VT Global Asset Allocation Fund
Global Asset Allocation Team
Portfolio Leader: Jeffrey L. Knight
Portfolio Members: Robert J. Kea, Robert J Schoen,
J. Graham Spiers

Putnam VT Global Equity Fund
Global Core Team
Portfolio Leader: Shigeki Makino
Portfolio Members: Mark A. Bogar, Joshua H. Brooks,
David E. Gerber, and Stephen S. Oler

Putnam VT Growth and Income Fund
Large-Cap Value Team
Portfolio Leader: Hugh H. Mullin
Portfolio Members: David L. King, Christopher G. Miller

Putnam VT Growth Opportunities Fund
Large-Cap Growth Team
Portfolio Leader: Brian O'Toole
Portfolio Members: David J. Santos, Tony H. Elavia, and Walton D. Pearson

Putnam VT Health Sciences Fund
Health Sciences Team
Portfolio Leader: Terrence W. Norchi
Portfolio Members: Coleman N. Lannum III and Bobe E. Simon

Putnam VT High Yield Trust Fund
Core Fixed-Income High Yield Team
Portfolio Leader: Stephen C. Peacher
Portfolio Members: Norman P. Boucher, Paul D. Scanlon, and Rosemary H. Thomsen

Putnam VT Income Fund
Core Fixed-Income Team
Portfolio Leader: Kevin Cronin
Portfolio Member: Rob A. Bloemker

Putnam VT International Equity Fund
International Core Team
Portfolio Leaders: Joshua L. Byrne and Simon Davis
Portfolio Members: Stephen S. Oler and George W. Stairs

Putnam VT International Growth and Income Fund
International Value Team
Portfolio Leader: George W. Stairs
Portfolio Member: Pamela R. Holding

Putnam VT International New Opportunities Fund
International Growth Team
Portfolio Leader: Stephen P. Dexter
Portfolio Members: Peter Hadden and Denise D. Selden

Putnam VT Investors Fund
U.S. Core Team
Portfolio Leader: James C. Wiess
Portfolio Members: Joshua H. Brooks, Richard P. Cervone, and James S. Yu

Putnam VT Mid Cap Value Fund
Small- and Mid-Cap Value Team
Portfolio Leader: Thomas Hoey
Portfolio Members: Fred Copper and Edward Shadek

Putnam VT Money Market Fund
Fixed-Income Money Market Team
Portfolio Leader: Joanne M. Driscoll CFA
Portfolio Member: Jonathan M. Topper

Putnam VT New Opportunities Fund
Large-Cap Growth and Specialty Growth Teams
Portfolio Leader: Daniel L. Miller CFA
Portfolio Members: Brian O'Toole and Richard B. Weed

Putnam VT New Value Fund
Large-Cap Value Team
Portfolio Leader: David L. King
Portfolio Member: Michael J. Abata

Putnam VT OTC & Emerging Growth Fund
Specialty Growth Team
Portfolio Leader: Roland W. Gillis
Portfolio Member: Daniel L. Miller CFA

Putnam VT Research Fund
Global Equity Research Team

Putnam VT Small Cap Value Fund
Small- and Mid-Cap Value Teams
Portfolio Leader: Edward T. Shadek Jr.
Portfolio Member: Eric N. Harthun

Putnam VT Utilities Growth and Income Fund
Utilities Team
Portfolio Leader: Michael R. Yogg
Portfolio Members: Stephen Balter and Kevin F. Murphy

Putnam VT Vista Fund
Mid-Cap Growth Team
Portfolio Members: Kevin M. Divney and Paul E. Marrkand

Putnam VT Voyager Fund
Large-Cap Growth Team
Portfolio Leader: Brian O'Toole
Portfolio Members: Tony H. Elavia, Walton D. Pearson, and David J. Santos



Independent auditors' report

To the Trustees and Shareholders of
Putnam Variable Trust

In our opinion, the accompanying statement of assets and liabilities, including the funds' portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the twenty-eight funds constituting the Putnam Variable Trust (the "Trust"), at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 2004




Putnam VT American Government Fund
The fund's portfolio
December 31, 2003

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (92.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (37.1%)
.........................................................................................................................
       $10,000,000   Federal Farm Credit Bank Adjustable
                     Rate Mortgages 5 3/4s, January 18, 2011                                                 $10,910,420
.........................................................................................................................
                     Federal Home Loan
                     Mortgage Corporation
.........................................................................................................................
         1,236,562   7 1/2s, with due dates from
                     January 1, 2030 to July 1, 2031                                                           1,327,936
.........................................................................................................................
           175,420   7 1/2s, with due dates from
                     October 1, 2014 to October 1, 2015                                                          187,366
.........................................................................................................................
         9,700,621   7s, with due dates from
                     November 1, 2026 to July 1, 2032                                                         10,267,811
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
         2,030,897   7 1/2s, with due dates from
                     August 1, 2029 to June 1, 2032                                                            2,170,425
.........................................................................................................................
         2,806,958   7 1/2s, with due dates from
                     March 1, 2015 to September 1, 2016                                                        3,005,625
.........................................................................................................................
         5,299,776   7s, with due dates from May 1, 2023
                     to January 1, 2033                                                                        5,614,549
.........................................................................................................................
        20,473,867   6 1/2s, with due dates from
                     April 1, 2024 to April 1, 2033                                                           21,429,537
.........................................................................................................................
           734,128   5 1/2s, with due dates from
                     December 1, 2017 to December 1, 2018                                                        761,604
.........................................................................................................................
        13,061,000   5 1/2s, TBA, January 1, 2034                                                             13,228,338
.........................................................................................................................
        26,243,000   5 1/2s, TBA, December 1, 2017                                                            27,186,121
.........................................................................................................................
        24,271,000   5s, TBA, January 1, 2019                                                                 24,748,845
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
           225,201   7 1/2s, with due dates from
                     June 15, 2030 to March 15, 2032                                                             241,706
.........................................................................................................................
           111,900   7s, September 15, 2031                                                                      119,295
.........................................................................................................................
         1,950,564   6 1/2s, with due dates from
                     September 15, 2027 to
                     September 15, 2033                                                                        2,057,009
.........................................................................................................................
           389,582   6s, April 15, 2028                                                                          406,269
------------------------------------------------------------------------------------------------------------------------
                                                                                                             123,662,856
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (19.5%)
.........................................................................................................................
        54,962,000   Fannie Mae 7 1/4s, January 15, 2010                                                      64,802,177
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (35.4%)
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
         4,260,000   8s, November 15, 2021                                                                     5,753,330
.........................................................................................................................
        24,470,000   6 1/4s, May 15, 2030 (SEG)                                                               28,237,988
.........................................................................................................................
        17,556,000   4 1/4s, August 15, 2013                                                                  17,577,945
.........................................................................................................................
        66,073,000   U.S. Treasury Notes 1 5/8s,
                     January 31, 2005                                                                         66,328,504
------------------------------------------------------------------------------------------------------------------------
                                                                                                             117,897,767
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations
                     (cost $302,308,371)                                                                    $306,362,800
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
        $2,079,999   Ser. 02-T18, Class A4, 7 1/2s, 2042                                                      $2,269,776
.........................................................................................................................
         2,218,369   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                       2,420,770
.........................................................................................................................
         4,930,414   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                       5,380,260
.........................................................................................................................
         4,724,783   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                       5,155,867
.........................................................................................................................
         1,569,378   Ser. 02-W4, Class A5, 7 1/2s, 2042                                                        1,712,566
.........................................................................................................................
           171,393   Ser. 02-14, Class A2, 7 1/2s, 2042                                                          187,030
.........................................................................................................................
         1,290,612   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                       1,408,367
.........................................................................................................................
         1,360,794   Ser. 02-T4, Class A3, 7 1/2s, 2041                                                        1,484,952
.........................................................................................................................
           550,496   Ser. 02-T6, Class A2, 7 1/2s, 2041                                                          600,722
.........................................................................................................................
           527,343   Ser. 01-T12, Class A2, 7 1/2s, 2041                                                         575,457
.........................................................................................................................
           475,201   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                          518,558
.........................................................................................................................
         2,438,171   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                        2,660,627
.........................................................................................................................
           177,136   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                          193,298
.........................................................................................................................
         1,526,464   Ser. 02-T1, Class A3, 7 1/2s, 2031                                                        1,665,736
.........................................................................................................................
           631,725   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                          689,363
.........................................................................................................................
           197,196   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                          215,188
.........................................................................................................................
           436,613   Ser. 343, Class 17, IO (interest only),
                     5.5s, 2033                                                                                   97,419
.........................................................................................................................
           954,053   Ser. 343, Class 15, IO, 5.5s, 2033                                                          208,550
.........................................................................................................................
        24,909,118   Ser. 329, Class 2, IO, 5.5s, 2033                                                         5,775,802
.........................................................................................................................
           916,843   Ser. 343, Class 14, IO, 5.5s, 2033                                                          199,557
.........................................................................................................................
         1,882,370   Ser. 343, Class 5, IO, 5s, 2033                                                             440,298
.........................................................................................................................
         2,102,339   Ser. 343, Class 9, IO, 5s, 2033                                                             512,774
.........................................................................................................................
        29,415,935   Ser. 03-W10, Class 3A, IO, 2.171s, 2043                                                   1,057,135
.........................................................................................................................
        24,721,048   Ser. 03-W10, Class 1A, IO, 2.164s, 2043                                                     869,099
.........................................................................................................................
        15,698,457   Ser. 03-T2, Class 2, IO, 1.577s, 2042                                                       487,777
.........................................................................................................................
         4,500,438   Ser. 03-W6, Class 51, IO, 0.671s, 2042                                                       85,483
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
         6,084,719   Ser. T-58, Class 4A, 7 1/2s, 2043                                                         6,634,245
.........................................................................................................................
           533,247   Ser. T-42, Class A5, 7 1/2s, 2042                                                           581,900
.........................................................................................................................
         1,173,955   Ser. 212, IO, 6s, 2031                                                                      191,135
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $46,470,924)                                                                      $44,279,711
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (12.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $7,879,000   Federal National Mortgage, for an
                     effective yield of 0.70%, January 2, 2004                                                $7,878,694
.........................................................................................................................
           603,000   U.S. Treasury Bills zero %,
                     February 5, 2004 (SEG)                                                                      602,454
.........................................................................................................................
        16,500,000   Interest in $400,000,000 joint tri-party
                     repurchase agreement dated
                     December 31, 2003 with UBS Securities
                     due January 2, 2004 with respect to
                     various U.S. Government obligations --
                     maturity value of $16,500,908 for an
                     effective yield of 1.00%                                                                 16,500,000
.........................................................................................................................
        16,500,000   Interest in $364,825,000 joint repurchase
                     agreement dated December 31, 2003
                     with Goldman Sachs, due January 2, 2004
                     with respect to various U.S. Government
                     obligations -- maturity value of
                     $16,500,917 for an effective yield
                     of 1.00%                                                                                 16,500,000
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $41,481,148)                                                                      $41,481,148
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $390,260,443)                                                                    $392,123,659
------------------------------------------------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
U.S. Treasury Bond
20 yr (Long)              $13,992,000  $14,007,547      Mar-04       $(15,547)
...............................................................................
U.S. Treasury Note
10 yr (Long)               10,552,969   10,547,164      Mar-04          5,805
...............................................................................
U.S. Treasury Note
5 yr (Long)                 8,483,500    8,449,881      Mar-04         33,619
...............................................................................
Interest Rate
Swap 10 yr (Long)             329,156      327,435      Mar-04          1,721
...............................................................................
Eurodollar 3 month
(Short)                       987,750      987,883      Mar-04            133
...............................................................................
Eurodollar 3 month
(Short)                       492,850      493,442      Jun-04            592
...............................................................................
Eurodollar 3 month
(Short)                       491,225      491,967      Sep-04            742
...............................................................................
Eurodollar 3 month
(Short)                       489,200      490,042      Dec-04            842
...............................................................................
Eurodollar 3 month
(Short)                       487,150      488,017      Mar-05            867
...............................................................................
Eurodollar 3 month
(Short)                       485,050      486,067      Jun-05          1,017
...............................................................................
Eurodollar 3 month
(Short)                       483,225      484,417      Sep-05          1,192
------------------------------------------------------------------------------
                                                                      $30,983
------------------------------------------------------------------------------


TBA Sales Commitments at December 31, 2003
(proceeds receivable $25,059,452)
------------------------------------------------------------------------------
                                         Principal  Settlement
Agency                                      Amount        Date          Value
...............................................................................
FNMA, 5.5s, January 1, 2019            $24,271,000     1/20/04    $25,143,251
------------------------------------------------------------------------------
                                                                  $25,143,251
------------------------------------------------------------------------------
Interest Rate Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                          Notional Termination   Appreciation/
                                            Amount        Date  (Depreciation)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to receive
semi-annually the notional amount
multiplied by 4.641% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                         $19,434,000    12/15/13        $29,070
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 5, 2003 to receive
semi-annually the notional amount
multiplied by 2.23762% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                           8,109,000     12/9/05         24,437
...............................................................................
Agreement with Bank of
America, N.A. dated
December 2, 2003 to pay
semi-annually the notional
amount multiplied by 2.44%
and receive quarterly the notional
amount multiplied by the
three month USD LIBOR.                   4,779,000     12/5/05        (35,533)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 12, 2003 to pay
semi-annually the notional amount
multiplied by 4.5790% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                     2,731,000    12/16/13         10,681
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 4.71% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                           1,581,000    12/15/13        (10,973)
...............................................................................
Agreement with Bank of
America N.A. dated
December 12, 2003 to pay
semi-annually the notional amount
multiplied by 2.1125% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                           879,000    12/16/05           (220)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 2.235% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             378,000    12/15/05           (999)
------------------------------------------------------------------------------
                                                                      $16,463
------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Capital Appreciation Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value

.........................................................................................................................
Advertising and Marketing Services (0.4%)
.........................................................................................................................
             2,390   Harte-Hanks, Inc.                                                                           $51,983
.........................................................................................................................
             3,730   Valassis Communications, Inc. (NON)                                                         109,476
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 161,459
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (3.1%)
.........................................................................................................................
             5,876   Teledyne Technologies, Inc. (NON)                                                           110,763
.........................................................................................................................
             1,829   United Defense Industries, Inc. (NON)                                                        58,309
.........................................................................................................................
            11,882   United Technologies Corp.                                                                 1,126,057
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,295,129
------------------------------------------------------------------------------------------------------------------------
Airlines (0.5%)
.........................................................................................................................
             3,350   ExpressJet Holdings, Inc. (NON)                                                              50,250
.........................................................................................................................
            13,600   Mesa Air Group, Inc. (NON)                                                                  170,272
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 220,522
------------------------------------------------------------------------------------------------------------------------
Automotive (0.8%)
.........................................................................................................................
             2,870   American Axle & Manufacturing
                     Holdings, Inc. (NON)                                                                        116,005
.........................................................................................................................
             6,183   Autoliv, Inc.                                                                               232,790
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 348,795
------------------------------------------------------------------------------------------------------------------------
Banking (5.5%)
.........................................................................................................................
             5,961   Brookline Bancorp, Inc.                                                                      91,442
.........................................................................................................................
             1,766   Commerce Bancorp, Inc.                                                                       93,033
.........................................................................................................................
             3,292   Compass Bancshares, Inc.                                                                    129,409
.........................................................................................................................
             1,455   Doral Financial Corp.                                                                        46,967
.........................................................................................................................
               650   FirstFed Financial Corp. (NON)                                                               28,275
.........................................................................................................................
             3,620   TCF Financial Corp.                                                                         185,887
.........................................................................................................................
            58,880   U.S. Bancorp                                                                              1,753,446
.........................................................................................................................
             1,059   Westamerica Bancorp.                                                                         52,632
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,381,091
------------------------------------------------------------------------------------------------------------------------
Biotechnology (0.6%)
.........................................................................................................................
             1,419   Amylin Pharmaceuticals, Inc. (NON)                                                           31,530
.........................................................................................................................
             3,120   Connetics Corp. (NON)                                                                        56,659
.........................................................................................................................
             1,235   Medicines Co. (NON)                                                                          36,383
.........................................................................................................................
             3,430   Myogen, Inc. (NON)                                                                           49,049
.........................................................................................................................
               990   Neurocrine Biosciences, Inc. (NON)                                                           53,995
.........................................................................................................................
             1,800   Telik, Inc. (NON)                                                                            41,418
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 269,034
------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.4%)
.........................................................................................................................
            23,400   Viacom, Inc. Class B                                                                      1,038,492
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.3%)
.........................................................................................................................
            21,220   Masco Corp.                                                                                 581,640
------------------------------------------------------------------------------------------------------------------------
Cable Television (2.6%)
.........................................................................................................................
            36,840   Comcast Corp. Class A (Special) (NON)                                                     1,152,355
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.5%)
.........................................................................................................................
            15,140   E.I. du Pont de Nemours & Co.                                                               694,775
.........................................................................................................................
             6,565   Georgia Gulf Corp.                                                                          189,597
.........................................................................................................................
             2,990   MacDermid, Inc.                                                                             102,378
.........................................................................................................................
             6,770   RPM, Inc.                                                                                   111,434
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,098,184
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (7.8%)
.........................................................................................................................
             1,955   Arbitron, Inc. (NON)                                                                         81,563
.........................................................................................................................
             2,950   Catalina Marketing Corp. (NON)                                                               59,472
.........................................................................................................................
            16,720   eBay, Inc. (NON)                                                                          1,079,945
.........................................................................................................................
            13,920   Iron Mountain, Inc. (NON)                                                                   550,397
.........................................................................................................................
             1,950   Maximus, Inc. (NON)                                                                          76,304
.........................................................................................................................
             4,140   Washington Group International, Inc. (NON)                                                  140,636
.........................................................................................................................
             2,870   West Corp. (NON)                                                                             66,670
.........................................................................................................................
            29,553   Yahoo!, Inc. (NON)                                                                        1,334,909
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,389,896
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (4.1%)
.........................................................................................................................
             4,934   Advanced Fibre Communications (NON)                                                          99,420
.........................................................................................................................
             6,390   Aspect Communications Corp. (NON)                                                           100,706
.........................................................................................................................
            30,340   Cisco Systems, Inc. (NON)                                                                   736,959
.........................................................................................................................
             2,160   Coinstar, Inc. (NON)                                                                         39,010
.........................................................................................................................
               730   Comtech Telecommunications (NON)                                                             21,075
.........................................................................................................................
             5,360   Inter-Tel, Inc.                                                                             133,893
.........................................................................................................................
             5,150   PTEK Holdings, Inc. (NON)                                                                    45,372
.........................................................................................................................
             9,190   QUALCOMM, Inc.                                                                              495,617
.........................................................................................................................
             2,516   Scientific-Atlanta, Inc.                                                                     68,687
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,740,739
------------------------------------------------------------------------------------------------------------------------
Computers (0.8%)
.........................................................................................................................
             1,730   Electronics for Imaging, Inc. (NON)                                                          45,015
.........................................................................................................................
             1,150   Hutchinson Technology, Inc. (NON)                                                            35,351
.........................................................................................................................
             1,730   Insight Enterprises, Inc. (NON)                                                              32,524
.........................................................................................................................
             6,320   Satyam Computer Svcs., Ltd. ADR (India)                                                     185,366
.........................................................................................................................
             1,320   Verint Systems, Inc. (NON)                                                                   29,779
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 328,035
------------------------------------------------------------------------------------------------------------------------
Conglomerates (4.4%)
.........................................................................................................................
            30,385   General Electric Co.                                                                        941,327
.........................................................................................................................
            36,430   Tyco International, Ltd. (Bermuda)                                                          965,395
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,906,722
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.5%)
.........................................................................................................................
            20,860   Capital One Financial Corp.                                                               1,278,509
.........................................................................................................................
             2,560   CompuCredit Corp. (NON)                                                                      54,477
.........................................................................................................................
            18,268   Providian Financial Corp. (NON)                                                             212,640
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,545,626
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.7%)
.........................................................................................................................
            19,800   Colgate-Palmolive Co.                                                                       990,990
.........................................................................................................................
             7,145   Yankee Candle Co., Inc. (The) (NON)                                                         195,273
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,186,263
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
.........................................................................................................................
               940   NetFlix, Inc. (NON)                                                                          51,409
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.0%)
.........................................................................................................................
             2,800   Allegheny Energy, Inc. (NON)                                                                 35,728
.........................................................................................................................
             1,940   Avista Corp.                                                                                 35,153
.........................................................................................................................
             6,600   DPL, Inc.                                                                                   137,808
.........................................................................................................................
             6,116   OGE Energy Corp.                                                                            147,946
.........................................................................................................................
             3,000   Puget Energy, Inc.                                                                           71,310
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 427,945
------------------------------------------------------------------------------------------------------------------------
Electronics (4.1%)
.........................................................................................................................
             1,490   Advanced Digital Information Corp. (NON)                                                     20,860
.........................................................................................................................
            22,374   Agere Systems, Inc. Class A (NON)                                                            68,241
.........................................................................................................................
             2,550   Belden, Inc.                                                                                 53,780
.........................................................................................................................
             5,943   Benchmark Electronics, Inc. (NON)                                                           206,876
.........................................................................................................................
             7,150   Celestica, Inc. (Canada) (NON)                                                              107,751
.........................................................................................................................
             3,817   Integrated Circuit Systems, Inc. (NON)                                                      108,746
.........................................................................................................................
             3,940   Integrated Device Technology, Inc. (NON)                                                     67,650
.........................................................................................................................
             2,053   Lattice Semiconductor Corp. (NON)                                                            19,873
.........................................................................................................................
             1,580   QLogic Corp. (NON)                                                                           81,528
.........................................................................................................................
            14,020   SanDisk Corp. (NON)                                                                         857,183
.........................................................................................................................
             6,970   Storage Technology Corp. (NON)                                                              179,478
.........................................................................................................................
             8,360   Zarlink Semiconductor, Inc. (Canada) (NON)                                                   28,257
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,800,223
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.1%)
.........................................................................................................................
               660   Centex Construction Products, Inc.                                                           39,778
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.4%)
.........................................................................................................................
             8,486   Regal Entertainment Group Class A                                                           174,133
------------------------------------------------------------------------------------------------------------------------
Financial (1.9%)
.........................................................................................................................
               765   Chicago Mercantile Exchange                                                                  55,355
.........................................................................................................................
             6,875   Citigroup, Inc.                                                                             333,713
.........................................................................................................................
             4,880   Freddie Mac                                                                                 284,602
.........................................................................................................................
             1,038   Interactive Data Corp. (NON)                                                                 17,189
.........................................................................................................................
             2,402   PMI Group, Inc. (The)                                                                        89,426
.........................................................................................................................
               370   Student Loan Corp.                                                                           54,020
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 834,305
------------------------------------------------------------------------------------------------------------------------
Food (0.1%)
.........................................................................................................................
             1,520   Chiquita Brands International, Inc. (NON)                                                    34,246
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.2%)
.........................................................................................................................
             2,740   Albany International Corp.                                                                   92,886
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.7%)
.........................................................................................................................
             5,713   Apria Healthcare Group, Inc. (NON)                                                          162,649
.........................................................................................................................
            15,800   Cardinal Health, Inc.                                                                       966,328
.........................................................................................................................
             3,660   Community Health Systems, Inc. (NON)                                                         97,283
.........................................................................................................................
             9,441   Health Net, Inc. (NON)                                                                      308,721
.........................................................................................................................
             1,500   Manor Care, Inc.                                                                             51,855
.........................................................................................................................
               580   WellChoice, Inc. (NON)                                                                       20,010
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,606,846
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.4%)
.........................................................................................................................
               200   NVR, Inc. (NON)                                                                              93,200
.........................................................................................................................
             7,750   Pulte Homes, Inc.                                                                           725,555
.........................................................................................................................
             2,485   Ryland Group, Inc.                                                                          220,270
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,039,025
------------------------------------------------------------------------------------------------------------------------
Insurance (1.9%)
.........................................................................................................................
             1,250   Aspen Insurance Holdings, Ltd.
                     (Bermuda) (NON)                                                                              31,013
.........................................................................................................................
               900   Delphi Financial Group Class A                                                               32,400
.........................................................................................................................
             3,398   IPC Holdings, Ltd. (Bermuda)                                                                132,318
.........................................................................................................................
             3,560   Odyssey Re Holdings Corp.                                                                    80,278
.........................................................................................................................
             3,290   Radian Group, Inc.                                                                          160,388
.........................................................................................................................
             4,550   RenaissanceRe Holdings, Ltd. (Bermuda)                                                      223,178
.........................................................................................................................
             1,870   Stewart Information Services                                                                 75,829
.........................................................................................................................
             3,198   W.R. Berkley Corp.                                                                          111,770
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 847,174
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.9%)
.........................................................................................................................
             2,100   A.G. Edwards, Inc.                                                                           76,083
.........................................................................................................................
               690   Affiliated Managers Group (NON)                                                              48,017
.........................................................................................................................
             3,296   Federated Investors, Inc.                                                                    96,771
.........................................................................................................................
             1,699   National Financial Partners Corp.                                                            46,807
.........................................................................................................................
             4,404   Waddell & Reed Financial, Inc.                                                              103,318
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 370,996
------------------------------------------------------------------------------------------------------------------------
Leisure (0.4%)
.........................................................................................................................
             5,719   Brunswick Corp.                                                                             182,036
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.4%)
.........................................................................................................................
            12,120   Marriott International, Inc. Class A                                                        559,944
.........................................................................................................................
             3,709   Orient-Express Hotels, Ltd. Class A
                     (Bermuda)                                                                                    60,939
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 620,883
------------------------------------------------------------------------------------------------------------------------
Machinery (0.9%)
.........................................................................................................................
             2,643   Briggs & Stratton Corp.                                                                     178,138
.........................................................................................................................
             6,957   Terex Corp. (NON)                                                                           198,135
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 376,273
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.9%)
.........................................................................................................................
             4,340   Acuity Brands, Inc.                                                                         111,972
.........................................................................................................................
             7,070   Flowserve Corp. (NON)                                                                       147,622
.........................................................................................................................
             1,746   IDEX Corp.                                                                                   72,616
.........................................................................................................................
             1,390   York International Corp.                                                                     51,152
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 383,362
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.8%)
.........................................................................................................................
             3,790   American Medical Systems Holdings, Inc. (NON)                                                82,622
.........................................................................................................................
             2,200   Atherogenics, Inc. (NON)                                                                     32,890
.........................................................................................................................
             2,736   C.R. Bard, Inc.                                                                             222,300
.........................................................................................................................
             1,881   Inamed Corp. (NON)                                                                           90,401
.........................................................................................................................
            13,900   Medtronic, Inc.                                                                             675,679
.........................................................................................................................
             2,542   Sybron Dental Specialties, Inc. (NON)                                                        71,430
.........................................................................................................................
             1,660   Ventana Medical Systems, Inc. (NON)                                                          65,404
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,240,726
------------------------------------------------------------------------------------------------------------------------
Metals (0.2%)
.........................................................................................................................
               920   Carpenter Technology Corp.                                                                   27,204
.........................................................................................................................
             1,230   Quanex Corp.                                                                                 56,703
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  83,907
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
             3,020   Energen Corp.                                                                               123,911
.........................................................................................................................
             3,060   UGI Corp.                                                                                   103,734
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 227,645
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.2%)
.........................................................................................................................
             1,258   Hon Industries, Inc.                                                                         54,497
.........................................................................................................................
             1,200   United Stationers, Inc. (NON)                                                                49,104
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 103,601
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.2%)
.........................................................................................................................
             4,510   Cabot Oil & Gas Corp. Class A                                                               132,369
.........................................................................................................................
             1,820   Comstock Resources, Inc. (NON)                                                               35,126
.........................................................................................................................
             4,970   Denbury Resources, Inc. (Canada) (NON)                                                       69,133
.........................................................................................................................
             2,638   Noble Energy, Inc.                                                                          117,206
.........................................................................................................................
             1,880   Nuevo Energy Co. (NON)                                                                       45,440
.........................................................................................................................
             4,630   Tesoro Petroleum Corp. (NON)                                                                 67,459
.........................................................................................................................
             5,410   Vintage Petroleum, Inc.                                                                      65,082
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 531,815
------------------------------------------------------------------------------------------------------------------------
Other (0.5%)
.........................................................................................................................
             2,155   iShares Russell 1000 Growth Index Fund                                                      238,774
.........................................................................................................................
               574   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                        63,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 302,649
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.2%)
.........................................................................................................................
             3,830   Bradley Pharmaceuticals, Inc. (NON)                                                          97,397
.........................................................................................................................
             7,620   Forest Laboratories, Inc. (NON)                                                             470,916
.........................................................................................................................
            17,950   Johnson & Johnson                                                                           927,297
.........................................................................................................................
            19,758   King Pharmaceuticals, Inc. (NON)                                                            301,507
.........................................................................................................................
             1,380   Kos Pharmaceuticals, Inc. (NON)                                                              59,395
.........................................................................................................................
               811   Medicis Pharmaceutical Corp. Class A                                                         57,824
.........................................................................................................................
            32,594   Pfizer, Inc.                                                                              1,151,546
.........................................................................................................................
             1,502   Watson Pharmaceuticals, Inc. (NON)                                                           69,092
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,134,974
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.1%)
.........................................................................................................................
             2,770   Lexar Media, Inc. (NON)                                                                      48,281
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.3%)
.........................................................................................................................
             3,315   American Financial Realty Trust (R)                                                          56,521
.........................................................................................................................
               770   Apartment Investment & Management Co.
                     Class A (R)                                                                                  26,565
.........................................................................................................................
               650   CBL & Associates Properties (R)                                                              36,725
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 119,811
------------------------------------------------------------------------------------------------------------------------
Retail (10.7%)
.........................................................................................................................
             3,720   Abercrombie & Fitch Co. Class A (NON)                                                        91,921
.........................................................................................................................
            27,543   AutoZone, Inc. (NON)                                                                      2,346,939
.........................................................................................................................
             1,840   Claire's Stores, Inc.                                                                        34,666
.........................................................................................................................
            25,500   Family Dollar Stores, Inc.                                                                  914,940
.........................................................................................................................
             1,670   Finish Line Class A (NON)                                                                    50,050
.........................................................................................................................
             6,525   Foot Locker, Inc.                                                                           153,011
.........................................................................................................................
             1,850   Handleman Co.                                                                                37,981
.........................................................................................................................
             4,350   Hollywood Entertainment Corp. (NON)                                                          59,813
.........................................................................................................................
             3,070   Michaels Stores, Inc.                                                                       135,694
.........................................................................................................................
             7,300   Movie Gallery, Inc.                                                                         136,364
.........................................................................................................................
             8,127   Rent-A-Center, Inc. (NON)                                                                   242,835
.........................................................................................................................
             3,598   Ross Stores, Inc.                                                                            95,095
.........................................................................................................................
             1,940   ShopKo Stores, Inc. (NON)                                                                    29,585
.........................................................................................................................
            11,620   Supervalu, Inc.                                                                             332,216
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,661,110
------------------------------------------------------------------------------------------------------------------------
Software (7.7%)
.........................................................................................................................
             7,273   Amdocs, Ltd. (Guernsey) (NON)                                                               163,497
.........................................................................................................................
            28,531   BMC Software, Inc. (NON)                                                                    532,103
.........................................................................................................................
            21,630   Computer Associates International, Inc.                                                     591,364
.........................................................................................................................
             3,460   Hyperion Solutions Corp. (NON)                                                              104,284
.........................................................................................................................
            67,640   Microsoft Corp.                                                                           1,862,806
.........................................................................................................................
             2,920   Progress Software Corp. (NON)                                                                59,743
.........................................................................................................................
             1,710   WebEx Communications, Inc. (NON)                                                             34,371
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,348,168
------------------------------------------------------------------------------------------------------------------------
Staffing (0.1%)
.........................................................................................................................
             2,550   AMN Healthcare Services, Inc. (NON)                                                          43,758
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.7%)
.........................................................................................................................
            27,831   Accenture, Ltd. Class A (Bermuda) (NON)                                                     732,512
.........................................................................................................................
             2,685   CACI International, Inc. Class A (NON)                                                      130,545
.........................................................................................................................
               730   Factset Research Systems, Inc.                                                               27,893
.........................................................................................................................
               890   Imagistics International, Inc. (NON)                                                         33,375
.........................................................................................................................
             4,570   Mercury Computer Systems, Inc. (NON)                                                        113,793
.........................................................................................................................
             1,620   Transaction Systems Architects, Inc. (NON)                                                   36,661
.........................................................................................................................
             1,740   United Online, Inc. (NON)                                                                    29,215
.........................................................................................................................
             5,783   VeriSign, Inc. (NON)                                                                         94,263
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,198,257
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.3%)
.........................................................................................................................
             1,369   Commonwealth Telephone
                     Enterprises, Inc. (NON)                                                                      51,680
.........................................................................................................................
             6,320   Primus Telecommunications GP (NON)                                                           64,338
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 116,018
------------------------------------------------------------------------------------------------------------------------
Textiles (0.5%)
.........................................................................................................................
             1,889   Mohawk Industries, Inc. (NON)                                                               133,237
.........................................................................................................................
             5,140   Wolverine World Wide, Inc.                                                                  104,753
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 237,990
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.2%)
.........................................................................................................................
             3,520   Cooper Tire & Rubber                                                                         75,258
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $37,046,579)                                                                      $42,999,470
------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS OUTSTANDING (--%) (a) (Cost $6,149)
------------------------------------------------------------------------------------------------------------------------
                                                                                        Expiration Date/
   Contract Amount                                                                          Strike Price           Value
.........................................................................................................................
            10,884   Providian Financial
                     Corp. (call) (Morgan
                     Stanley & Company, Inc.)                                               Jan-04/12.50            $424
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (8.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $2,926,460   Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 0.88% to 1.10% and due dates
                     ranging from January 2, 2004 to
                     January 16, 2004 (d)                                                                     $2,926,360
.........................................................................................................................
           842,831   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                      $842,831
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $3,769,191)                                                                        $3,769,191
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $40,821,919)                                                                      $46,769,085
------------------------------------------------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Capital Opportunities Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (1.1%)
.........................................................................................................................
             1,665   Harte-Hanks, Inc.                                                                           $36,214
.........................................................................................................................
             2,604   Valassis Communications, Inc. (NON)                                                          76,427
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 112,641
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.1%)
.........................................................................................................................
             4,096   Teledyne Technologies, Inc. (NON)                                                            77,210
.........................................................................................................................
             1,273   United Defense Industries, Inc. (NON)                                                        40,583
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 117,793
------------------------------------------------------------------------------------------------------------------------
Airlines (1.4%)
.........................................................................................................................
             2,337   ExpressJet Holdings, Inc. (NON)                                                              35,055
.........................................................................................................................
             9,482   Mesa Air Group, Inc. (NON)                                                                  118,715
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 153,770
------------------------------------------------------------------------------------------------------------------------
Automotive (2.3%)
.........................................................................................................................
             2,000   American Axle & Manufacturing
                     Holdings, Inc. (NON)                                                                         80,840
.........................................................................................................................
             4,309   Autoliv, Inc.                                                                               162,234
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 243,074
------------------------------------------------------------------------------------------------------------------------
Banking (4.1%)
.........................................................................................................................
             4,155   Brookline Bancorp, Inc.                                                                      63,738
.........................................................................................................................
             1,231   Commerce Bancorp, Inc.                                                                       64,849
.........................................................................................................................
             2,295   Compass Bancshares, Inc.                                                                     90,216
.........................................................................................................................
             1,017   Doral Financial Corp.                                                                        32,829
.........................................................................................................................
               451   FirstFed Financial Corp. (NON)                                                               19,619
.........................................................................................................................
             2,523   TCF Financial Corp.                                                                         129,556
.........................................................................................................................
               741   Westamerica Bancorp.                                                                         36,828
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 437,635
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.8%)
.........................................................................................................................
               997   Amylin Pharmaceuticals, Inc. (NON)                                                           22,153
.........................................................................................................................
             2,178   Connetics Corp. (NON)                                                                        39,552
.........................................................................................................................
               854   Medicines Co. (NON)                                                                          25,159
.........................................................................................................................
             2,393   Myogen, Inc. (NON)                                                                           34,220
.........................................................................................................................
               688   Neurocrine Biosciences, Inc. (NON)                                                           37,524
.........................................................................................................................
             1,253   Telik, Inc. (NON)                                                                            28,832
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 187,440
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.6%)
.........................................................................................................................
             4,574   Georgia Gulf Corp.                                                                          132,097
.........................................................................................................................
             2,088   MacDermid, Inc.                                                                              71,493
.........................................................................................................................
             4,717   RPM, Inc.                                                                                    77,642
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 281,232
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.5%)
.........................................................................................................................
             1,361   Arbitron, Inc. (NON)                                                                         56,781
.........................................................................................................................
               612   Catalina Marketing Corp. (NON)                                                               12,338
.........................................................................................................................
             1,360   Maximus, Inc. (NON)                                                                          53,217
.........................................................................................................................
             2,884   Washington Group International, Inc. (NON)                                                   97,969
.........................................................................................................................
             2,003   West Corp. (NON)                                                                             46,530
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 266,835
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.2%)
.........................................................................................................................
             3,442   Advanced Fibre Communications (NON)                                                          69,356
.........................................................................................................................
             4,451   Aspect Communications Corp. (NON)                                                            70,148
.........................................................................................................................
               562   Coinstar, Inc. (NON)                                                                         10,150
.........................................................................................................................
               510   Comtech Telecommunications (NON)                                                             14,724
.........................................................................................................................
             3,737   Inter-Tel, Inc.                                                                              93,350
.........................................................................................................................
             3,589   PTEK Holdings, Inc. (NON)                                                                    31,619
.........................................................................................................................
             1,756   Scientific-Atlanta, Inc.                                                                     47,939
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 337,286
------------------------------------------------------------------------------------------------------------------------
Computers (2.1%)
.........................................................................................................................
             1,204   Electronics for Imaging, Inc. (NON)                                                          31,328
.........................................................................................................................
               801   Hutchinson Technology, Inc. (NON)                                                            24,623
.........................................................................................................................
             1,207   Insight Enterprises, Inc. (NON)                                                              22,692
.........................................................................................................................
             4,405   Satyam Computer Svcs., Ltd. ADR (India)                                                     129,199
.........................................................................................................................
               918   Verint Systems, Inc. (NON)                                                                   20,710
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 228,552
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.7%)
.........................................................................................................................
             1,782   CompuCredit Corp. (NON)                                                                      37,921
.........................................................................................................................
            12,737   Providian Financial Corp. (NON)                                                             148,259
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 186,180
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.3%)
.........................................................................................................................
             4,982   Yankee Candle Co., Inc. (The) (NON)                                                         136,158
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.3%)
.........................................................................................................................
               656   NetFlix, Inc. (NON)                                                                          35,877
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.8%)
.........................................................................................................................
             1,949   Allegheny Energy, Inc. (NON)                                                                 24,869
.........................................................................................................................
             1,351   Avista Corp.                                                                                 24,480
.........................................................................................................................
             4,602   DPL, Inc.                                                                                    96,090
.........................................................................................................................
             4,267   OGE Energy Corp.                                                                            103,219
.........................................................................................................................
             2,090   Puget Energy, Inc.                                                                           49,679
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 298,337
------------------------------------------------------------------------------------------------------------------------
Electronics (8.4%)
.........................................................................................................................
             1,038   Advanced Digital Information Corp. (NON)                                                     14,532
.........................................................................................................................
            15,594   Agere Systems, Inc. Class A (NON)                                                            47,562
.........................................................................................................................
             1,776   Belden, Inc.                                                                                 37,456
.........................................................................................................................
             4,154   Benchmark Electronics, Inc. (NON)                                                           144,601
.........................................................................................................................
             4,985   Celestica, Inc. (Canada) (NON)                                                               75,124
.........................................................................................................................
             2,664   Integrated Circuit Systems, Inc. (NON)                                                       75,897
.........................................................................................................................
             2,859   Integrated Device Technology, Inc. (NON)                                                     49,089
.........................................................................................................................
             1,426   Lattice Semiconductor Corp. (NON)                                                            13,804
.........................................................................................................................
             1,099   QLogic Corp. (NON)                                                                           56,708
.........................................................................................................................
             3,966   SanDisk Corp. (NON)                                                                         242,481
.........................................................................................................................
             4,862   Storage Technology Corp. (NON)                                                              125,197
.........................................................................................................................
             5,826   Zarlink Semiconductor, Inc. (Canada) (NON)                                                   19,692
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 902,143
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.3%)
.........................................................................................................................
               461   Centex Construction Products, Inc.                                                           27,784
------------------------------------------------------------------------------------------------------------------------
Entertainment (1.1%)
.........................................................................................................................
             5,917   Regal Entertainment Group Class A                                                           121,417
------------------------------------------------------------------------------------------------------------------------
Financial (1.3%)
.........................................................................................................................
               536   Chicago Mercantile Exchange                                                                  38,785
.........................................................................................................................
             1,677   PMI Group, Inc. (The)                                                                        62,435
.........................................................................................................................
               261   Student Loan Corp.                                                                           38,106
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 139,326
------------------------------------------------------------------------------------------------------------------------
Food (0.2%)
.........................................................................................................................
             1,063   Chiquita Brands International, Inc. (NON)                                                    23,949
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.6%)
.........................................................................................................................
             1,908   Albany International Corp.                                                                   64,681
------------------------------------------------------------------------------------------------------------------------
Health Care Services (4.4%)
.........................................................................................................................
             3,983   Apria Healthcare Group, Inc. (NON)                                                          113,396
.........................................................................................................................
             2,554   Community Health Systems, Inc. (NON)                                                         67,885
.........................................................................................................................
             7,081   Health Net, Inc. (NON)                                                                      231,549
.........................................................................................................................
             1,044   Manor Care, Inc.                                                                             36,091
.........................................................................................................................
               544   WellChoice, Inc. (NON)                                                                       18,768
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 467,689
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.1%)
.........................................................................................................................
               142   NVR, Inc. (NON)                                                                              66,172
.........................................................................................................................
             1,733   Ryland Group, Inc.                                                                          153,613
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 219,785
------------------------------------------------------------------------------------------------------------------------
Insurance (5.5%)
.........................................................................................................................
               872   Aspen Insurance Holdings, Ltd.
                     (Bermuda) (NON)                                                                              21,634
.........................................................................................................................
               626   Delphi Financial Group Class A                                                               22,536
.........................................................................................................................
             2,370   IPC Holdings, Ltd. (Bermuda)                                                                 92,288
.........................................................................................................................
             2,484   Odyssey Re Holdings Corp.                                                                    56,014
.........................................................................................................................
             2,291   Radian Group, Inc.                                                                          111,686
.........................................................................................................................
             3,176   RenaissanceRe Holdings, Ltd. (Bermuda)                                                      155,783
.........................................................................................................................
             1,312   Stewart Information Services                                                                 53,202
.........................................................................................................................
             2,232   W.R. Berkley Corp.                                                                           78,008
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 591,151
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.4%)
.........................................................................................................................
             1,463   A.G. Edwards, Inc.                                                                           53,004
.........................................................................................................................
               481   Affiliated Managers Group (NON)                                                              33,473
.........................................................................................................................
             2,301   Federated Investors, Inc.                                                                    67,557
.........................................................................................................................
             1,186   National Financial Partners Corp.                                                            32,674
.........................................................................................................................
             3,067   Waddell & Reed Financial, Inc.                                                               71,952
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 258,660
------------------------------------------------------------------------------------------------------------------------
Leisure (1.2%)
.........................................................................................................................
             3,989   Brunswick Corp.                                                                             126,970
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.4%)
.........................................................................................................................
             2,588   Orient-Express Hotels, Ltd. Class A
                     (Bermuda)                                                                                    42,521
------------------------------------------------------------------------------------------------------------------------
Machinery (2.4%)
.........................................................................................................................
             1,841   Briggs & Stratton Corp.                                                                     124,083
.........................................................................................................................
             4,847   Terex Corp. (NON)                                                                           138,043
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 262,126
------------------------------------------------------------------------------------------------------------------------
Manufacturing (2.5%)
.........................................................................................................................
             3,028   Acuity Brands, Inc.                                                                          78,122
.........................................................................................................................
             4,927   Flowserve Corp. (NON)                                                                       102,876
.........................................................................................................................
             1,217   IDEX Corp.                                                                                   50,615
.........................................................................................................................
               971   York International Corp.                                                                     35,733
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 267,346
------------------------------------------------------------------------------------------------------------------------
Medical Technology (3.7%)
.........................................................................................................................
             2,644   American Medical Systems Holdings, Inc. (NON)                                                57,639
.........................................................................................................................
             1,537   Atherogenics, Inc. (NON)                                                                     22,978
.........................................................................................................................
             1,908   C.R. Bard, Inc.                                                                             155,025
.........................................................................................................................
             1,312   Inamed Corp. (NON)                                                                           63,055
.........................................................................................................................
             1,774   Sybron Dental Specialties, Inc. (NON)                                                        49,849
.........................................................................................................................
             1,160   Ventana Medical Systems, Inc. (NON)                                                          45,704
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 394,250
------------------------------------------------------------------------------------------------------------------------
Metals (0.6%)
.........................................................................................................................
               938   Carpenter Technology Corp.                                                                   27,737
.........................................................................................................................
               857   Quanex Corp.                                                                                 39,508
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  67,245
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (1.5%)
.........................................................................................................................
             2,105   Energen Corp.                                                                                86,368
.........................................................................................................................
             2,137   UGI Corp.                                                                                    72,444
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 158,812
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.7%)
.........................................................................................................................
               879   Hon Industries, Inc.                                                                         38,078
.........................................................................................................................
               835   United Stationers, Inc. (NON)                                                                34,168
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  72,246
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (3.6%)
.........................................................................................................................
             3,143   Cabot Oil & Gas Corp. Class A                                                                92,247
.........................................................................................................................
             1,270   Comstock Resources, Inc. (NON)                                                               24,511
.........................................................................................................................
             4,513   Denbury Resources, Inc. (Canada) (NON)                                                       62,776
.........................................................................................................................
             1,837   Noble Energy, Inc.                                                                           81,618
.........................................................................................................................
             1,320   Nuevo Energy Co. (NON)                                                                       31,904
.........................................................................................................................
             3,230   Tesoro Petroleum Corp. (NON)                                                                 47,061
.........................................................................................................................
             3,846   Vintage Petroleum, Inc.                                                                      46,267
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 386,384
------------------------------------------------------------------------------------------------------------------------
Other (2.5%)
.........................................................................................................................
             1,881   iShares Russell 1000 Growth Index Fund                                                      208,415
.........................................................................................................................
               502   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                        55,863
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 264,278
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (3.8%)
.........................................................................................................................
             2,670   Bradley Pharmaceuticals, Inc. (NON)                                                          67,898
.........................................................................................................................
            13,992   King Pharmaceuticals, Inc. (NON)                                                            213,518
.........................................................................................................................
               966   Kos Pharmaceuticals, Inc. (NON)                                                              41,577
.........................................................................................................................
               567   Medicis Pharmaceutical Corp. Class A                                                         40,427
.........................................................................................................................
             1,044   Watson Pharmaceuticals, Inc. (NON)                                                           48,024
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 411,444
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
.........................................................................................................................
             1,932   Lexar Media, Inc. (NON)                                                                      33,675
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.8%)
.........................................................................................................................
             2,314   American Financial Realty Trust (R)                                                          39,454
.........................................................................................................................
               538   Apartment Investment & Management Co.
                     Class A (R)                                                                                  18,561
.........................................................................................................................
               454   CBL & Associates Properties (R)                                                              25,651
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  83,666
------------------------------------------------------------------------------------------------------------------------
Retail (9.1%)
.........................................................................................................................
             2,606   Abercrombie & Fitch Co. Class A (NON)                                                        64,394
.........................................................................................................................
             1,288   Claire's Stores, Inc.                                                                        24,266
.........................................................................................................................
             1,166   Finish Line Class A (NON)                                                                    34,945
.........................................................................................................................
             4,549   Foot Locker, Inc.                                                                           106,674
.........................................................................................................................
             1,288   Handleman Co.                                                                                26,443
.........................................................................................................................
             3,030   Hollywood Entertainment Corp. (NON)                                                          41,663
.........................................................................................................................
             2,141   Michaels Stores, Inc.                                                                        94,632
.........................................................................................................................
             5,086   Movie Gallery, Inc.                                                                          95,006
.........................................................................................................................
             5,698   Rent-A-Center, Inc. (NON)                                                                   170,256
.........................................................................................................................
             2,504   Ross Stores, Inc.                                                                            66,181
.........................................................................................................................
             1,350   ShopKo Stores, Inc. (NON)                                                                    20,588
.........................................................................................................................
             8,150   Supervalu, Inc.                                                                             233,009
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 978,057
------------------------------------------------------------------------------------------------------------------------
Software (4.7%)
.........................................................................................................................
             5,054   Amdocs, Ltd. (Guernsey) (NON)                                                               113,614
.........................................................................................................................
            13,538   BMC Software, Inc. (NON)                                                                    252,480
.........................................................................................................................
             2,414   Hyperion Solutions Corp. (NON)                                                               72,758
.........................................................................................................................
             2,035   Progress Software Corp. (NON)                                                                41,636
.........................................................................................................................
             1,192   WebEx Communications, Inc. (NON)                                                             23,959
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 504,447
------------------------------------------------------------------------------------------------------------------------
Staffing (0.3%)
.........................................................................................................................
             1,760   AMN Healthcare Services, Inc. (NON)                                                          30,202
------------------------------------------------------------------------------------------------------------------------
Technology Services (3.0%)
.........................................................................................................................
             1,873   CACI International, Inc. Class A (NON)                                                       91,065
.........................................................................................................................
               509   Factset Research Systems, Inc.                                                               19,449
.........................................................................................................................
               618   Imagistics International, Inc. (NON)                                                         23,175
.........................................................................................................................
             3,123   Mercury Computer Systems, Inc. (NON)                                                         77,763
.........................................................................................................................
             1,128   Transaction Systems Architects, Inc. (NON)                                                   25,527
.........................................................................................................................
             1,214   United Online, Inc. (NON)                                                                    20,383
.........................................................................................................................
             4,028   VeriSign, Inc. (NON)                                                                         65,656
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 323,018
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.8%)
.........................................................................................................................
               955   Commonwealth Telephone
                     Enterprises, Inc. (NON)                                                                      36,051
.........................................................................................................................
             4,403   Primus Telecommunications GP (NON)                                                           44,823
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  80,874
------------------------------------------------------------------------------------------------------------------------
Textiles (1.5%)
.........................................................................................................................
             1,317   Mohawk Industries, Inc. (NON)                                                                92,901
.........................................................................................................................
             3,584   Wolverine World Wide, Inc.                                                                   73,042
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 165,943
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.5%)
.........................................................................................................................
             2,456   Cooper Tire & Rubber                                                                         52,509
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $9,733,612)                                                                       $10,545,408
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.9%) (a) (Cost $525,947)
------------------------------------------------------------------------------------------------------------------------
  Principal Amount                                                                                                 Value
.........................................................................................................................
          $525,947   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                      $525,947
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $10,259,559)                                                                      $11,071,355
------------------------------------------------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Discovery Growth Fund
The fund's portfolio
December 31, 2003


COMMON STOCKS (98.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.6%)
.........................................................................................................................
             5,800   Lamar Advertising Co. (NON)                                                                $216,456
.........................................................................................................................
             1,100   Omnicom Group, Inc.                                                                          96,063
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 312,519
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.2%)
.........................................................................................................................
             1,350   United Technologies Corp.                                                                   127,940
------------------------------------------------------------------------------------------------------------------------
Airlines (1.2%)
.........................................................................................................................
            10,600   JetBlue Airways Corp. (NON)                                                                 281,112
.........................................................................................................................
             7,400   Ryanair Holdings PLC ADR (Ireland) (NON)                                                    374,736
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 655,848
------------------------------------------------------------------------------------------------------------------------
Automotive (1.0%)
.........................................................................................................................
             2,500   Donaldson Co., Inc.                                                                         147,900
.........................................................................................................................
             9,200   Gentex Corp.                                                                                406,272
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 554,172
------------------------------------------------------------------------------------------------------------------------
Banking (2.6%)
.........................................................................................................................
             3,500   Investors Financial Services Corp.                                                          134,435
.........................................................................................................................
             6,000   New York Community Bancorp, Inc.                                                            228,300
.........................................................................................................................
             7,500   State Street Corp.                                                                          390,600
.........................................................................................................................
            11,500   TCF Financial Corp.                                                                         590,525
.........................................................................................................................
             3,450   U.S. Bancorp                                                                                102,741
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,446,601
------------------------------------------------------------------------------------------------------------------------
Beverage (0.7%)
.........................................................................................................................
             3,050   Anheuser-Busch Cos., Inc.                                                                   160,674
.........................................................................................................................
             4,360   PepsiCo, Inc.                                                                               203,263
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 363,937
------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.8%)
.........................................................................................................................
             6,650   Amgen, Inc. (NON)                                                                           410,970
.........................................................................................................................
            18,800   Amylin Pharmaceuticals, Inc. (NON)                                                          417,736
.........................................................................................................................
               900   Biogen Idec, Inc. (NON)                                                                      33,102
.........................................................................................................................
             6,100   Celgene Corp. (NON)                                                                         274,622
.........................................................................................................................
               700   Genentech, Inc. (NON)                                                                        65,499
.........................................................................................................................
             2,200   Genzyme Corp. (NON)                                                                         108,548
.........................................................................................................................
               600   Gilead Sciences, Inc. (NON)                                                                  34,884
.........................................................................................................................
            11,200   Medicines Co. (NON)                                                                         329,952
.........................................................................................................................
             4,300   Neurocrine Biosciences, Inc. (NON)                                                          234,522
.........................................................................................................................
             5,600   OSI Pharmaceuticals, Inc. (NON)                                                             180,376
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,090,211
------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.8%)
.........................................................................................................................
             4,080   Citadel Broadcasting Corp. (NON)                                                             91,270
.........................................................................................................................
            15,600   Cumulus Media, Inc. Class A (NON)                                                           343,200
.........................................................................................................................
             8,300   Entercom Communications Corp. (NON)                                                         439,568
.........................................................................................................................
            19,400   Westwood One, Inc. (NON)                                                                    663,674
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,537,712
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.1%)
.........................................................................................................................
             1,300   Masco Corp.                                                                                  35,633
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.2%)
.........................................................................................................................
             3,400   Comcast Corp. Class A (Special) (NON)                                                       106,352
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
.........................................................................................................................
             4,100   3M Co.                                                                                      348,623
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.4%)
.........................................................................................................................
             4,800   CDW Corp.                                                                                   277,248
.........................................................................................................................
             3,900   Choicepoint, Inc. (NON)                                                                     148,551
.........................................................................................................................
               700   eBay, Inc. (NON)                                                                             45,213
.........................................................................................................................
            11,800   Robert Half International, Inc. (NON)                                                       275,412
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 746,424
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.9%)
.........................................................................................................................
             3,950   Avaya, Inc. (NON)                                                                            51,113
.........................................................................................................................
            27,470   Cisco Systems, Inc. (NON)                                                                   667,246
.........................................................................................................................
             8,400   Foundry Networks, Inc. (NON)                                                                229,824
.........................................................................................................................
            20,800   Juniper Networks, Inc. (NON)                                                                388,544
.........................................................................................................................
             3,750   QUALCOMM, Inc.                                                                              202,238
.........................................................................................................................
             2,600   SafeNet, Inc. (NON)                                                                          80,002
.........................................................................................................................
             1,200   Scientific-Atlanta, Inc.                                                                     32,760
.........................................................................................................................
            28,100   Sonus Networks, Inc. (NON)                                                                  212,436
.........................................................................................................................
            32,200   Tellabs, Inc. (NON)                                                                         271,446
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,135,609
------------------------------------------------------------------------------------------------------------------------
Computers (2.8%)
.........................................................................................................................
             7,680   Dell, Inc. (NON)                                                                            260,813
.........................................................................................................................
            11,700   Emulex Corp. (NON)                                                                          312,156
.........................................................................................................................
             6,550   Hewlett-Packard Co.                                                                         150,454
.........................................................................................................................
             2,640   IBM Corp.                                                                                   244,675
.........................................................................................................................
             4,010   Lexmark International, Inc. (NON)                                                           315,346
.........................................................................................................................
            11,100   Network Appliance, Inc. (NON)                                                               227,883
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,511,327
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.3%)
.........................................................................................................................
            23,660   General Electric Co.                                                                        732,987
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.1%)
.........................................................................................................................
             3,650   Capital One Financial Corp.                                                                 223,709
.........................................................................................................................
            16,200   MBNA Corp.                                                                                  402,570
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 626,279
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.6%)
.........................................................................................................................
             1,350   Alberto-Culver Co. Class B                                                                   85,158
.........................................................................................................................
             1,300   Avon Products, Inc.                                                                          87,737
.........................................................................................................................
             3,200   Procter & Gamble Co.                                                                        319,616
.........................................................................................................................
             2,200   Weight Watchers International, Inc. (NON)                                                    84,414
.........................................................................................................................
            11,700   Yankee Candle Co., Inc. (The) (NON)                                                         319,761
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 896,686
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
.........................................................................................................................
             2,700   Alliance Data Systems Corp. (NON)                                                            74,736
------------------------------------------------------------------------------------------------------------------------
Distribution (0.5%)
.........................................................................................................................
             7,700   Performance Food Group Co. (NON)                                                            278,509
------------------------------------------------------------------------------------------------------------------------
Electronics (12.0%)
.........................................................................................................................
           131,000   Agere Systems, Inc. Class A (NON)                                                           399,550
.........................................................................................................................
             2,400   Analog Devices, Inc.                                                                        109,560
.........................................................................................................................
             9,800   Broadcom Corp. Class A (NON)                                                                334,082
.........................................................................................................................
            21,300   Brooks Automation, Inc. (NON)                                                               514,821
.........................................................................................................................
            10,200   Cypress Semiconductor Corp. (NON)                                                           217,872
.........................................................................................................................
            24,200   Exar Corp. (NON)                                                                            413,336
.........................................................................................................................
            25,600   Integrated Device Technology, Inc. (NON)                                                    439,552
.........................................................................................................................
            27,540   Intel Corp.                                                                                 886,788
.........................................................................................................................
            15,500   Intersil Corp. Class A                                                                      385,175
.........................................................................................................................
            14,500   Jabil Circuit, Inc. (NON)                                                                   410,350
.........................................................................................................................
            22,320   Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                             846,598
.........................................................................................................................
             5,800   NVIDIA Corp. (NON)                                                                          134,850
.........................................................................................................................
            15,550   QLogic Corp. (NON)                                                                          802,380
.........................................................................................................................
             1,770   SanDisk Corp. (NON)                                                                         108,218
.........................................................................................................................
            49,500   Skyworks Solutions, Inc. (NON)                                                              430,650
.........................................................................................................................
             6,000   Texas Instruments, Inc.                                                                     176,280
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,610,062
------------------------------------------------------------------------------------------------------------------------
Energy (2.0%)
.........................................................................................................................
             6,600   BJ Services Co. (NON)                                                                       236,940
.........................................................................................................................
             2,500   Cooper Cameron Corp. (NON)                                                                  116,500
.........................................................................................................................
             5,700   Nabors Industries, Ltd. (NON)                                                               236,550
.........................................................................................................................
            11,300   Patterson-UTI Energy, Inc. (NON)                                                            371,996
.........................................................................................................................
             5,200   Varco International, Inc. (NON)                                                             107,276
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,069,262
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.2%)
.........................................................................................................................
             2,800   Jacobs Engineering Group, Inc. (NON)                                                        134,428
------------------------------------------------------------------------------------------------------------------------
Financial (1.3%)
.........................................................................................................................
             3,200   Citigroup, Inc.                                                                             155,328
.........................................................................................................................
             5,100   eSpeed, Inc. Class A (NON)                                                                  119,391
.........................................................................................................................
             3,350   Fannie Mae                                                                                  251,451
.........................................................................................................................
             2,100   Freddie Mac                                                                                 122,472
.........................................................................................................................
             2,200   SLM Corp.                                                                                    82,896
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 731,538
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.6%)
.........................................................................................................................
             9,800   Alliance Gaming Corp. (NON)                                                                 241,570
.........................................................................................................................
             9,900   Harrah's Entertainment, Inc.                                                                492,723
.........................................................................................................................
             4,100   Station Casinos, Inc.                                                                       125,583
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 859,876
------------------------------------------------------------------------------------------------------------------------
Health Care Services (8.1%)
.........................................................................................................................
             1,050   AdvancePCS (NON)                                                                             55,293
.........................................................................................................................
             1,850   AmerisourceBergen Corp.                                                                     103,878
.........................................................................................................................
               850   Cardinal Health, Inc.                                                                        51,986
.........................................................................................................................
            16,000   Community Health Systems, Inc. (NON)                                                        425,280
.........................................................................................................................
             7,850   Coventry Health Care, Inc. (NON)                                                            506,247
.........................................................................................................................
             1,400   Express Scripts, Inc. Class A (NON)                                                          93,002
.........................................................................................................................
             2,300   Fisher Scientific International, Inc. (NON)                                                  95,151
.........................................................................................................................
            20,200   Health Management Associates, Inc.                                                          484,800
.........................................................................................................................
             6,200   Henry Schein, Inc. (NON)                                                                    418,996
.........................................................................................................................
             9,350   Manor Care, Inc.                                                                            323,230
.........................................................................................................................
             1,900   Medco Health Solutions, Inc. (NON)                                                           64,581
.........................................................................................................................
             4,100   Odyssey Healthcare, Inc. (NON)                                                              119,966
.........................................................................................................................
             4,400   Omnicare, Inc.                                                                              177,716
.........................................................................................................................
             6,700   Pediatrix Medical Group, Inc. (NON)                                                         369,103
.........................................................................................................................
             5,550   UnitedHealth Group, Inc.                                                                    322,899
.........................................................................................................................
             6,800   Universal Health Services, Inc. Class B                                                     365,296
.........................................................................................................................
             4,600   VCA Antech, Inc. (NON)                                                                      142,508
.........................................................................................................................
             6,300   WellChoice, Inc. (NON)                                                                      217,350
.........................................................................................................................
               950   WellPoint Health Networks, Inc. (NON)                                                        92,141
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,429,423
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.6%)
.........................................................................................................................
             1,900   D.R. Horton, Inc.                                                                            82,194
.........................................................................................................................
             2,400   Lennar Corp.                                                                                230,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 312,594
------------------------------------------------------------------------------------------------------------------------
Insurance (0.3%)
.........................................................................................................................
             2,660   American International Group, Inc.                                                          176,305
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.5%)
.........................................................................................................................
            18,050   Ameritrade Holding Corp. Class A (NON)                                                      253,964
.........................................................................................................................
               400   Legg Mason, Inc.                                                                             30,872
.........................................................................................................................
             1,500   Merrill Lynch & Co., Inc.                                                                    87,975
.........................................................................................................................
             9,650   T. Rowe Price Group, Inc.                                                                   457,507
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 830,318
------------------------------------------------------------------------------------------------------------------------
Leisure (0.4%)
.........................................................................................................................
               950   Harley-Davidson, Inc.                                                                        45,154
.........................................................................................................................
             3,800   Multimedia Games, Inc. (NON)                                                                156,180
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 201,334
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.5%)
.........................................................................................................................
            28,000   Hilton Hotels Corp.                                                                         479,640
.........................................................................................................................
            35,600   La Quinta Corp. (NON)                                                                       228,196
.........................................................................................................................
             6,400   Scientific Games Corp. Class A (NON)                                                        108,864
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 816,700
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.7%)
.........................................................................................................................
             2,900   IDEX Corp.                                                                                  120,611
.........................................................................................................................
             4,900   Roper Industries, Inc.                                                                      241,374
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 361,985
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.7%)
.........................................................................................................................
             6,250   Boston Scientific Corp. (NON)                                                               229,750
.........................................................................................................................
             2,900   Guidant Corp.                                                                               174,580
.........................................................................................................................
             1,950   Medtronic, Inc.                                                                              94,790
.........................................................................................................................
             3,300   Respironics, Inc. (NON)                                                                     148,797
.........................................................................................................................
             1,100   St. Jude Medical, Inc. (NON)                                                                 67,485
.........................................................................................................................
             8,200   Thoratec Corp. (NON)                                                                        106,682
.........................................................................................................................
             4,500   Varian Medical Systems, Inc. (NON)                                                          310,950
.........................................................................................................................
             5,000   Zimmer Holdings, Inc. (NON)                                                                 352,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,485,034
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (1.4%)
.........................................................................................................................
            11,800   Chesapeake Energy Corp.                                                                     160,244
.........................................................................................................................
             5,800   Noble Corp. (Cayman Islands) (NON)                                                          207,524
.........................................................................................................................
             3,700   Pioneer Natural Resources Co. (NON)                                                         118,141
.........................................................................................................................
            10,800   XTO Energy, Inc.                                                                            305,640
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 791,549
------------------------------------------------------------------------------------------------------------------------
Other (0.1%)
.........................................................................................................................
               900   Nasdaq-100 Index Tracking Stock                                                              32,814
.........................................................................................................................
               430   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                        47,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                                  80,664
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (4.4%)
.........................................................................................................................
             3,550   Abbott Laboratories                                                                         165,430
.........................................................................................................................
             1,810   Allergan, Inc.                                                                              139,026
.........................................................................................................................
             4,050   Barr Laboratories, Inc. (NON)                                                               311,648
.........................................................................................................................
             5,000   Cephalon, Inc. (NON)                                                                        242,050
.........................................................................................................................
               700   Eli Lilly Co.                                                                                49,231
.........................................................................................................................
             4,550   Johnson & Johnson                                                                           235,053
.........................................................................................................................
             1,100   Mylan Laboratories, Inc.                                                                     27,786
.........................................................................................................................
            20,600   Pfizer, Inc.                                                                                727,798
.........................................................................................................................
             5,000   Watson Pharmaceuticals, Inc. (NON)                                                          230,000
.........................................................................................................................
             6,150   Wyeth                                                                                       261,068
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,389,090
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.2%)
.........................................................................................................................
            11,600   Applebee's International, Inc.                                                              455,532
.........................................................................................................................
             3,700   CBRL Group, Inc.                                                                            141,562
.........................................................................................................................
             3,300   Outback Steakhouse, Inc.                                                                    145,893
.........................................................................................................................
             7,100   P.F. Chang's China Bistro, Inc. (NON)                                                       361,248
.........................................................................................................................
             2,850   Starbucks Corp. (NON)                                                                        94,221
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,198,456
------------------------------------------------------------------------------------------------------------------------
Retail (13.0%)
.........................................................................................................................
             7,900   Advance Auto Parts, Inc. (NON)                                                              643,060
.........................................................................................................................
             5,050   Bed Bath & Beyond, Inc. (NON)                                                               218,918
.........................................................................................................................
             2,200   Best Buy Co., Inc.                                                                          114,928
.........................................................................................................................
             6,600   BJ's Wholesale Club, Inc. (NON)                                                             151,536
.........................................................................................................................
            14,750   Chico's FAS, Inc. (NON)                                                                     545,013
.........................................................................................................................
             4,400   Dick's Sporting Goods, Inc. (NON)                                                           214,104
.........................................................................................................................
             4,700   Dollar Tree Stores, Inc. (NON)                                                              141,282
.........................................................................................................................
             5,550   Family Dollar Stores, Inc.                                                                  199,134
.........................................................................................................................
             8,830   Home Depot, Inc. (The)                                                                      313,377
.........................................................................................................................
             6,900   Linens 'N Things, Inc. (NON)                                                                207,552
.........................................................................................................................
             9,780   Lowe's Companies, Inc.                                                                      541,714
.........................................................................................................................
            16,800   Michaels Stores, Inc.                                                                       742,560
.........................................................................................................................
            11,700   Pacific Sunwear of California, Inc. (NON)                                                   247,104
.........................................................................................................................
             6,200   PETCO Animal Supplies, Inc. (NON)                                                           188,790
.........................................................................................................................
            16,500   PETsMART, Inc.                                                                              392,700
.........................................................................................................................
            20,800   Ross Stores, Inc.                                                                           549,744
.........................................................................................................................
             6,450   Staples, Inc. (NON)                                                                         176,085
.........................................................................................................................
             5,350   TJX Cos., Inc. (The)                                                                        117,968
.........................................................................................................................
             5,900   Tractor Supply Co. (NON)                                                                    229,451
.........................................................................................................................
             5,800   Tuesday Morning Corp. (NON)                                                                 175,450
.........................................................................................................................
            10,830   Wal-Mart Stores, Inc.                                                                       574,532
.........................................................................................................................
            12,500   Williams-Sonoma, Inc. (NON)                                                                 434,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,119,627
------------------------------------------------------------------------------------------------------------------------
Schools (2.1%)
.........................................................................................................................
             1,050   Apollo Group, Inc. Class A (NON)                                                             71,400
.........................................................................................................................
            11,450   Career Education Corp. (NON)                                                                458,802
.........................................................................................................................
             5,600   Corinthian Colleges, Inc. (NON)                                                             311,136
.........................................................................................................................
             9,900   Education Management Corp. (NON)                                                            307,296
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,148,634
------------------------------------------------------------------------------------------------------------------------
Semiconductor (3.3%)
.........................................................................................................................
             5,700   Cymer, Inc. (NON)                                                                           263,283
.........................................................................................................................
               850   KLA-Tencor Corp. (NON)                                                                       49,870
.........................................................................................................................
            26,250   Lam Research Corp. (NON)                                                                    847,875
.........................................................................................................................
            24,300   LTX Corp. (NON)                                                                             365,229
.........................................................................................................................
             6,650   Novellus Systems, Inc. (NON)                                                                279,633
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,805,890
------------------------------------------------------------------------------------------------------------------------
Shipping (1.1%)
.........................................................................................................................
             6,200   Expeditors International of
                     Washington, Inc.                                                                            233,492
.........................................................................................................................
             4,700   Heartland Express, Inc.                                                                     113,693
.........................................................................................................................
             9,600   J. B. Hunt Transport Services, Inc. (NON)                                                   259,296
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 606,481
------------------------------------------------------------------------------------------------------------------------
Software (6.6%)
.........................................................................................................................
            14,200   Amdocs, Ltd. (Guernsey) (NON)                                                               319,216
.........................................................................................................................
             5,400   Avid Technology, Inc. (NON)                                                                 259,200
.........................................................................................................................
            12,100   Cognos, Inc. (Canada) (NON)                                                                 370,502
.........................................................................................................................
            13,000   Macromedia, Inc. (NON)                                                                      231,920
.........................................................................................................................
            16,000   Manhattan Associates, Inc. (NON)                                                            442,240
.........................................................................................................................
            16,500   Micromuse, Inc. (NON)                                                                       113,850
.........................................................................................................................
            36,670   Microsoft Corp.                                                                           1,009,892
.........................................................................................................................
            13,200   Siebel Systems, Inc. (NON)                                                                  183,084
.........................................................................................................................
             8,950   Symantec Corp. (NON)                                                                        310,118
.........................................................................................................................
             1,350   VERITAS Software Corp. (NON)                                                                 50,166
.........................................................................................................................
            37,400   webMethods, Inc. (NON)                                                                      342,210
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,632,398
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.7%)
.........................................................................................................................
             3,275   Accenture, Ltd. Class A (Bermuda) (NON)                                                      86,198
.........................................................................................................................
             2,150   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               117,089
.........................................................................................................................
             5,300   Cognizant Technology Solutions Corp. (NON)                                                  241,880
.........................................................................................................................
             1,200   Convergys Corp. (NON)                                                                        20,952
.........................................................................................................................
             5,200   Digital River, Inc. (NON)                                                                   114,920
.........................................................................................................................
               850   Fair, Isaac and Co., Inc.                                                                    41,786
.........................................................................................................................
             2,550   First Data Corp.                                                                            104,780
.........................................................................................................................
             5,000   VeriSign, Inc. (NON)                                                                         81,500
.........................................................................................................................
             8,900   Wireless Facilities, Inc. (NON)                                                             132,254
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 941,359
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.1%)
.........................................................................................................................
            38,500   American Tower Corp. Class A (NON)                                                          416,570
.........................................................................................................................
            16,300   Crown Castle International Corp. (NON)                                                      179,789
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 596,359
------------------------------------------------------------------------------------------------------------------------
Textiles (0.2%)
.........................................................................................................................
             3,400   Liz Claiborne, Inc.                                                                         120,564
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.1%)
.........................................................................................................................
             1,450   Altria Group, Inc.                                                                           78,909
------------------------------------------------------------------------------------------------------------------------
Transportation (0.4%)
.........................................................................................................................
             5,600   UTI Worldwide, Inc.                                                                         212,408
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.2%)
.........................................................................................................................
             1,700   United Parcel Service, Inc. Class B                                                         126,735
------------------------------------------------------------------------------------------------------------------------
Waste Management (1.1%)
.........................................................................................................................
             7,200   Stericycle, Inc. (NON)                                                                      336,240
.........................................................................................................................
             6,900   Waste Connections, Inc. (NON)                                                               260,613
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 596,853
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $43,910,919)                                                                      $54,046,940
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.1%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            31,660   MarketSoft Software Corp. Ser. D,
                     zero % cv. pfd. (acquired 12/7/00,
                     cost $154,501) (Private) (RES)                                                              $47,490
.........................................................................................................................
            16,600   Totality Corp. Ser. D, $0.346 cum.
                     cv. pfd. (acquired 7/27/00, cost
                     $71,830) (Private) (RES)                                                                      6,640
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $226,331)                                                                             $54,130
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.5%) (a) (Cost $830,680)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $830,680   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                      $830,680
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $44,967,930)                                                                      $54,931,750
------------------------------------------------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Diversified Income Fund
The fund's portfolio
December 31, 2003

CORPORATE BONDS AND NOTES (51.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.2%)
.........................................................................................................................
          $198,371   Adams Outdoor Advertising bank term
                     loan FRN 4.42s, 2008 (acquired 4/2/03,
                     cost $197,875) (RES)                                                                       $199,032
.........................................................................................................................
           200,000   Lamar Media Corp. bank term loan FRN
                     Ser. B, 3.4375s, 2010 (acquired 2/27/03,
                     cost $200,000) (RES)                                                                        201,625
.........................................................................................................................
           470,000   Lamar Media Corp. company guaranty
                     7 1/4s, 2013                                                                                505,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 905,907
------------------------------------------------------------------------------------------------------------------------
Automotive (1.2%)
.........................................................................................................................
           240,000   ArvinMeritor, Inc. notes 8 3/4s, 2012                                                       274,800
.........................................................................................................................
           900,000   Collins & Aikman Products company
                     guaranty 10 3/4s, 2011                                                                      884,250
.........................................................................................................................
           140,000   Dana Corp. notes 10 1/8s, 2010                                                              163,100
.........................................................................................................................
           535,000   Dana Corp. notes 9s, 2011                                                                   644,675
.........................................................................................................................
EUR         40,000   Dana Corp. notes 9s, 2011                                                                    59,524
.........................................................................................................................
           $85,000   Dana Corp. notes 7s, 2029                                                                    84,469
.........................................................................................................................
           240,000   Dana Corp. notes 6 1/2s, 2009                                                               254,700
.........................................................................................................................
           320,000   Dana Corp. notes 6 1/4s, 2004                                                               321,200
.........................................................................................................................
           170,000   Delco Remy International, Inc.
                     company guaranty 11s, 2009                                                                  173,400
.........................................................................................................................
           425,000   Delco Remy International, Inc.
                     company guaranty 10 5/8s, 2006                                                              427,125
.........................................................................................................................
           520,000   Dura Operating Corp. company guaranty
                     Ser. D, 9s, 2009                                                                            520,000
.........................................................................................................................
           160,000   Dura Operating Corp. 144A sr. notes
                     8 5/8s, 2012                                                                                170,400
.........................................................................................................................
           149,625   Hayes Lemmerz International, Inc.
                     bank term loan FRN 4.9522s, 2009
                     (acquired 6/3/03, cost $148,129) (RES)                                                      151,262
.........................................................................................................................
           695,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                 817,494
.........................................................................................................................
EUR        175,000   Lear Corp. sr. notes 8 1/8s, 2008                                                           248,279
.........................................................................................................................
          $340,000   Meritor Automotive, Inc. notes 6.8s, 2009                                                   357,000
.........................................................................................................................
           535,000   Metaldyne Corp. 144A sr. notes
                     10s, 2013                                                                                   540,350
.........................................................................................................................
            92,580   SPX Corp. bank term loan FRN Ser. B,
                     3.4375s, 2009 (acquired various dates
                     from 7/23/02 to 8/26/03, cost $92,580) (RES)                                                 93,448
.........................................................................................................................
           230,000   Tenneco Automotive, Inc. company
                     guaranty Ser. B, 11 5/8s, 2009                                                              248,400
.........................................................................................................................
           645,000   Tenneco Automotive, Inc. sec. notes
                     Ser. B, 10 1/4s, 2013                                                                       733,688
.........................................................................................................................
           150,000   TRW Automotive bank term loan FRN
                     Ser. C-1, 4.13s, 2011 (acquired 7/21/03,
                     cost $150,000) (RES)                                                                        150,958
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,318,522
------------------------------------------------------------------------------------------------------------------------
Basic Materials (4.8%)
.........................................................................................................................
           340,000   Acetex Corp. sr. notes 10 7/8s, 2009
                     (Canada)                                                                                    377,400
.........................................................................................................................
           125,000   Acetex Corp. 144A sr. notes 10 7/8s,
                     2009 (Canada)                                                                               138,750
.........................................................................................................................
           625,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                548,438
.........................................................................................................................
           140,000   AK Steel Corp. company guaranty
                     7 3/4s, 2012                                                                                119,700
.........................................................................................................................
           153,752   Appleton Papers, Inc. bank term loan
                     FRN 3.64s, 2006 (acquired 6/4/02,
                     cost $154,328) (RES)                                                                        154,521
.........................................................................................................................
           550,000   Appleton Papers, Inc. company
                     guaranty Ser. B, 12 1/2s, 2008                                                              621,500
.........................................................................................................................
           250,000   Armco, Inc. sr. notes 9s, 2007                                                              221,875
.........................................................................................................................
           340,000   Avecia Group PLC company guaranty
                     11s, 2009 (United Kingdom)                                                                  306,000
.........................................................................................................................
           525,000   Better Minerals & Aggregates Co.
                     company guaranty 13s, 2009                                                                  304,500
.........................................................................................................................
           470,000   Compass Minerals Group, Inc. company
                     guaranty 10s, 2011                                                                          526,400
.........................................................................................................................
           970,371   Doe Run Resources Corp. company
                     guaranty Ser. A1, 11 3/4s, 2008 (acquired
                     various dates from 7/27/01 to 4/1/03,
                     cost $743,412) (RES)                                                                        436,667
.........................................................................................................................
           650,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                                693,329
.........................................................................................................................
           155,000   Equistar Chemicals LP notes 8 3/4s, 2009                                                    161,975
.........................................................................................................................
         1,450,000   Equistar Chemicals LP/Equistar
                     Funding Corp. company guaranty
                     10 1/8s, 2008                                                                             1,595,000
.........................................................................................................................
           340,000   Equistar Chemicals LP/Equistar Funding
                     Corp. 144A sr. notes 10 5/8s, 2011                                                          375,700
.........................................................................................................................
           300,000   Four M Corp. sr. notes Ser. B, 12s, 2006                                                    298,500
.........................................................................................................................
            10,000   Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                      9,975
.........................................................................................................................
           775,000   Georgia-Pacific Corp. debs. 7.7s, 2015                                                      806,000
.........................................................................................................................
           470,000   Gerdau Ameristeel Corp/Gusap
                     Partners 144A sr. notes 10 3/8s, 2011
                     (Canada)                                                                                    519,350
.........................................................................................................................
           149,250   Graphics Packaging bank term loan FRN
                     3.9209s, 2010 (acquired 8/6/03,
                     cost $149,250) (RES)                                                                        150,929
.........................................................................................................................
           198,000   Hercules, Inc. bank term loan FRN
                     Ser. B, 3.6439s, 2007 (acquired 12/17/02,
                     cost $197,505) (RES)                                                                        198,660
.........................................................................................................................
         1,670,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                             1,999,825
.........................................................................................................................
           480,000   Huntsman Advanced Materials, LLC 144A
                     sec. notes 11s, 2010                                                                        530,400
.........................................................................................................................
           387,836   Huntsman Corp. bank term loan FRN
                     Ser. A, 5.9581s, 2007 (acquired 2/24/03,
                     cost $345,644) (RES)                                                                        363,402
.........................................................................................................................
           267,364   Huntsman Corp. bank term loan FRN
                     Ser. B, 9s, 2007 (acquired various dates
                     from  7/17/02 to 9/24/03, cost $232,163) (RES)                                              250,521
.........................................................................................................................
           690,000   Huntsman ICI Chemicals, Inc. company
                     guaranty 10 1/8s, 2009                                                                      714,150
.........................................................................................................................
         1,205,000   Huntsman ICI Holdings sr. disc. notes
                     zero %, 2009                                                                                581,413
.........................................................................................................................
EUR        355,000   Huntsman International, LLC sr. sub.
                     notes Ser. EXCH, 10 1/8s, 2009                                                              434,260
.........................................................................................................................
          $205,000   Huntsman LLC 144A sec. notes
                     11 5/8s, 2010                                                                               209,100
.........................................................................................................................
           395,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                       443,388
.........................................................................................................................
           225,000   ISP Holdings, Inc. sec. sr. notes
                     Ser. B, 10 5/8s, 2009                                                                       247,500
.........................................................................................................................
            60,000   Kaiser Aluminum & Chemical Corp.
                     sr. notes Ser. B, 10 7/8s, 2006 (In default) (NON)                                           54,000
.........................................................................................................................
         1,520,000   Kaiser Aluminum & Chemical Corp.
                     sr. sub. notes 12 3/4s, 2003
                     (In default) (NON) (DEF)                                                                    334,400
.........................................................................................................................
           340,000   Louisiana-Pacific Corp. sr. notes
                     8 7/8s, 2010                                                                                401,200
.........................................................................................................................
             3,000   Louisiana-Pacific Corp. sr. sub.
                     notes 10 7/8s, 2008                                                                           3,570
.........................................................................................................................
           110,000   Lyondell Chemical Co. company
                     guaranty 9 1/2s, 2008                                                                       116,050
.........................................................................................................................
            20,000   Lyondell Chemical Co. company
                     guaranty 9 1/2s, 2008                                                                        20,900
.........................................................................................................................
         1,436,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                              1,522,160
.........................................................................................................................
           200,000   MDP Acquisitions PLC sr. notes
                     9 5/8s, 2012 (Ireland)                                                                      224,000
.........................................................................................................................
           285,119   MDP Acquisitions PLC sub. notes
                     15 1/2s, 2013 (Ireland) (PIK)                                                               330,382
.........................................................................................................................
           740,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                       806,600
.........................................................................................................................
           210,000   Millennium America, Inc. company
                     guaranty 7 5/8s, 2026                                                                       195,300
.........................................................................................................................
           160,000   Millennium America, Inc. 144A sr.
                     notes 9 1/4s, 2008                                                                          174,400
.........................................................................................................................
           137,500   Nalco Co. bank term loan FRN 3.62s,
                     2010 (acquired 11/6/03, cost $137,500) (RES)                                                137,981
.........................................................................................................................
           235,000   Nalco Co. 144A sr. notes 7 3/4s, 2011                                                       249,100
.........................................................................................................................
EUR         60,000   Nalco Co. 144A sr. notes 7 3/4s, 2011                                                        78,693
.........................................................................................................................
EUR         60,000   Nalco Co. 144A sr. sub. notes 9s, 2013                                                       78,693
.........................................................................................................................
          $700,000   Nalco Co. 144A sr. sub. notes 8 7/8s, 2013                                                  740,250
.........................................................................................................................
           452,625   Noveon International bonds 13s, 2011                                                        482,046
.........................................................................................................................
           125,000   Noveon International company guaranty
                     Ser. B, 11s, 2011                                                                           145,000
.........................................................................................................................
           285,000   Pacifica Papers, Inc. sr. notes 10s, 2009
                     (Canada)                                                                                    302,100
.........................................................................................................................
           510,295   PCI Chemicals Canada sec. sr. notes
                     10s, 2008 (Canada)                                                                          461,817
.........................................................................................................................
           161,589   Pioneer Cos., Inc. sec. FRN 4.66s, 2006                                                     146,238
.........................................................................................................................
           720,000   Potlatch Corp. company guaranty
                     10s, 2011                                                                                   802,800
.........................................................................................................................
           430,000   Resolution Performance Products, LLC
                     sr. notes 9 1/2s, 2010                                                                      439,675
.........................................................................................................................
           150,000   Resolution Performance Products, LLC
                     144A sec. notes 8s, 2009                                                                    153,188
.........................................................................................................................
           125,000   Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                                 110,000
.........................................................................................................................
           650,000   Salt Holdings Corp. sr. notes
                     stepped-coupon zero % (12 3/4s,
                     12/15/07), 2012 (STP)                                                                       513,500
.........................................................................................................................
           240,000   Salt Holdings Corp. 144A sr. disc. notes
                     stepped-coupon zero % (12s, 6/1/06),
                     2013 (STP)                                                                                  165,600
.........................................................................................................................
           155,000   Smurfit-Stone Container Corp. company
                     guaranty 8 1/4s, 2012                                                                       168,175
.........................................................................................................................
           140,000   Solutia, Inc. company guaranty
                     11 1/4s, 2009 (In default) (NON)                                                            121,800
.........................................................................................................................
           795,000   Steel Dynamics, Inc. company guaranty
                     9 1/2s, 2009                                                                                886,425
.........................................................................................................................
           124,634   Sterling Chemicals, Inc. sec. notes
                     10s, 2007 (PIK)                                                                             119,960
.........................................................................................................................
           585,000   Stone Container Corp. sr. notes
                     9 3/4s, 2011                                                                                646,425
.........................................................................................................................
           310,000   Stone Container Corp. sr. notes
                     8 3/8s, 2012                                                                                336,350
.........................................................................................................................
            50,000   Texas Petrochemical Corp. sr. sub.
                     notes 11 1/8s, 2006 (In default) (NON)                                                       16,000
.........................................................................................................................
           170,000   Texas Petrochemical Corp. sr. sub.
                     notes Ser. B, 11 1/8s, 2006 (In default) (NON)                                               54,400
.........................................................................................................................
           720,000   Ucar Finance, Inc. company guaranty
                     10 1/4s, 2012                                                                               828,000
.........................................................................................................................
           330,000   United Agri Products 144A sr. notes
                     8 1/4s, 2011                                                                                339,075
.........................................................................................................................
           370,000   United States Steel, LLC sr. notes
                     10 3/4s, 2008                                                                               432,900
.........................................................................................................................
           450,000   WCI Steel, Inc. sr. notes Ser. B,
                     10s, 2004 (In default) (NON)                                                                146,250
.........................................................................................................................
            38,500   Weirton Steel Corp. sr. notes 10s,
                     2008 (In default) (NON)                                                                      14,630
.........................................................................................................................
            46,983   Wheeling-Pittsburgh Steel Corp. sr.
                     notes 6s, 2010                                                                               31,479
.........................................................................................................................
            93,967   Wheeling-Pittsburgh Steel Corp. sr.
                     notes 5s, 2011                                                                               61,079
.........................................................................................................................
           360,000   WHX Corp. sr. notes 10 1/2s, 2005                                                           316,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,048,519
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.4%)
.........................................................................................................................
           290,000   Building Materials Corp. company
                     guaranty 8s, 2008                                                                           285,650
.........................................................................................................................
           515,000   Dayton Superior Corp. 144A sec. notes
                     10 3/4s, 2008                                                                               527,875
.........................................................................................................................
           615,000   Nortek Holdings, Inc. 144A sr. notes
                     stepped-coupon zero % (10s, 11/15/07),
                     2011 (STP)                                                                                  448,950
.........................................................................................................................
           100,000   Nortek, Inc. sr. sub. notes Ser. B,
                     9 7/8s, 2011                                                                                110,250
.........................................................................................................................
           290,000   Nortek, Inc. 144A sr. notes Ser. B,
                     9 1/8s, 2007                                                                                299,788
.........................................................................................................................
           290,000   Owens Corning bonds 7 1/2s, 2018
                     (In default) (NON)                                                                          126,150
.........................................................................................................................
           760,000   Owens Corning notes 7 1/2s, 2005
                     (In default) (NON)                                                                          330,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,129,263
------------------------------------------------------------------------------------------------------------------------
Capital Goods (5.2%)
.........................................................................................................................
           220,000   Advanced Glassfiber Yarns bank term
                     loan FRN Ser. A, 6 1/2s, 2004 (acquired
                     9/12/02, cost $154,149) (RES)                                                               154,000
.........................................................................................................................
           200,000   Advanced Glassfiber Yarns sr. sub.
                     notes 9 7/8s, 2009 (In default) (NON)                                                         9,000
.........................................................................................................................
           725,000   AEP Industries, Inc. sr. sub. notes
                     9 7/8s, 2007                                                                                728,625
.........................................................................................................................
           829,122   Air2 US 144A sinking fund Ser. D,
                     12.266s, 2020 (In default) (NON)                                                             24,874
.........................................................................................................................
           208,555   Alliant Techsystems, Inc. bank term loan
                     FRN Ser. C, 3.4729s, 2009 (acquired
                     5/7/02, cost $208,555) (RES)                                                                210,567
.........................................................................................................................
           126,964   Allied Waste Industries, Inc. bank term
                     loan  FRN 3.9218s, 2010 (acquired
                     4/25/03, cost $126,964) (RES)                                                               128,392
.........................................................................................................................
            21,429   Allied Waste Industries, Inc. bank term
                     loan FRN Ser. C, 325s, 2010 (acquired
                     4/25/03, cost $21,429) (RES)                                                                 21,661
.........................................................................................................................
         1,205,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 9 1/4s, 2012                                                     1,367,675
.........................................................................................................................
         1,015,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s, 2008                                                     1,126,650
.........................................................................................................................
           465,000   Allied Waste North America, Inc. 144A
                     sec. notes 6 1/2s, 2010                                                                     476,625
.........................................................................................................................
           199,000   Amsted Industries bank term loan FRN
                     5.1369s, 2010 (acquired 8/12/03,
                     cost $198,005) (RES)                                                                        199,809
.........................................................................................................................
           820,000   Argo-Tech Corp. company guaranty
                     8 5/8s, 2007                                                                                799,500
.........................................................................................................................
           540,000   Argo-Tech Corp. company guaranty
                     Ser. D, 8 5/8s, 2007                                                                        526,500
.........................................................................................................................
            85,000   BE Aerospace, Inc. sr. sub. notes
                     9 1/2s, 2008                                                                                 82,663
.........................................................................................................................
           175,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8 7/8s, 2011                                                                        164,063
.........................................................................................................................
           900,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8s, 2008                                                                            843,750
.........................................................................................................................
           185,000   BE Aerospace, Inc. 144A sr. notes
                     8 1/2s, 2010                                                                                198,413
.........................................................................................................................
           740,000   Blount, Inc. company guaranty 13s, 2009                                                     797,350
.........................................................................................................................
           740,000   Blount, Inc. company guaranty 7s, 2005                                                      743,700
.........................................................................................................................
           475,000   Briggs & Stratton company guaranty
                     8 7/8s, 2011                                                                                558,125
.........................................................................................................................
         1,335,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                          1,288,275
.........................................................................................................................
           510,000   Browning-Ferris Industries, Inc. sr.
                     notes 6 3/8s, 2008                                                                          506,175
.........................................................................................................................
EUR        490,000   BSN Financing Co. SA company guaranty
                     Ser. EUR, 10 1/4s, 2009
                     (Luxembourg)                                                                                670,464
.........................................................................................................................
EUR        290,000   BSN Glasspack 144A sec. notes 9 1/4s,
                     2009 (France)                                                                               396,805
.........................................................................................................................
          $190,000   Crown Cork & Seal Company, Inc. bank
                     term loan FRN Ser. B, 4.17s, 2008
                     (acquired 2/21/03, cost $188,100) (RES)                                                     192,043
.........................................................................................................................
           445,000   Crown Holdings SA notes 10 7/8s, 2013
                     (France)                                                                                    523,431
.........................................................................................................................
         1,005,000   Crown Holdings SA notes 9 1/2s, 2011
                     (France)                                                                                  1,138,163
.........................................................................................................................
           820,000   Decrane Aircraft Holdings Co. company
                     guaranty Ser. B, 12s, 2008                                                                  418,200
.........................................................................................................................
           149,250   EaglePicher bank term loan FRN 4.6713s,
                     2009 (acquired 8/6/03, cost $150,125) (RES)                                                 150,680
.........................................................................................................................
           640,000   Earle M. Jorgensen Co. sec. notes
                     9 3/4s, 2012                                                                                713,600
.........................................................................................................................
           700,000   FIMEP SA sr. notes 10 1/2s, 2013 (France)                                                   826,000
.........................................................................................................................
EUR        305,000   Flender Holdings 144A sr. notes 11s,
                     2010 (Denmark)                                                                              423,099
.........................................................................................................................
           $87,942   Flowserve Corp. bank term loan FRN
                     Ser. C, 3.9355s, 2009 (acquired 4/30/02,
                     cost $87,942) (RES)                                                                          88,445
.........................................................................................................................
           471,000   Flowserve Corp. company guaranty
                     12 1/4s, 2010                                                                               546,360
.........................................................................................................................
EUR         80,000   Flowserve Finance BV company guaranty
                     12 1/4s, 2010 (Netherlands)                                                                 114,508
.........................................................................................................................
           $85,000   Fonda Group, Inc. sr. sub. notes
                     Ser. B, 9 1/2s, 2007                                                                         81,600
.........................................................................................................................
           199,298   Graham Packaging bank term loan FRN
                     5.1875s, 2010 (acquired 2/18/03,
                     cost $198,302) (RES)                                                                        200,544
.........................................................................................................................
           610,000   Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                    638,975
.........................................................................................................................
           410,000   Insilco Holding Co. sr. disc. notes
                     14s, 2008 (In default) (NON)                                                                  1,691
.........................................................................................................................
EUR        230,000   Invensys, PLC sr. unsub. notes
                     5 1/2s, 2005 (United Kingdom)                                                               271,345
.........................................................................................................................
          $370,000   Jordan Industries, Inc. sr. notes
                     Ser. D, 10 3/8s, 2007                                                                       188,700
.........................................................................................................................
           430,000   K&F Industries, Inc. sr. sub. notes
                     Ser. B, 9 5/8s, 2010                                                                        482,138
.........................................................................................................................
           200,000   K&F Industries, Inc. sr. sub. notes
                     Ser. B, 9 1/4s, 2007                                                                        206,500
.........................................................................................................................
           400,000   L-3 Communications Corp. company
                     guaranty 6 1/8s, 2013                                                                       403,000
.........................................................................................................................
           145,500   Laidlaw International, Inc. bank term
                     loan FRN 5 1/2s, 2009 (acquired
                     6/18/03, cost $142,590) (RES)                                                               146,500
.........................................................................................................................
           880,000   Laidlaw International, Inc. 144A sr.
                     notes 10 3/4s, 2011                                                                         994,400
.........................................................................................................................
           265,000   Legrand SA debs. 8 1/2s, 2025 (France)                                                      279,906
.........................................................................................................................
            80,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 1/2s, 2012                                                                       90,400
.........................................................................................................................
EUR        155,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 3/8s, 2011                                                                      214,724
.........................................................................................................................
          $185,000   Manitowoc Co., Inc. (The) sr. notes
                     7 1/8s, 2013                                                                                191,244
.........................................................................................................................
           275,000   Motors and Gears, Inc. sr. notes
                     Ser. D, 10 3/4s, 2006                                                                       234,438
.........................................................................................................................
           507,075   Oslo Seismic Services, Inc. 1st mtge.
                     8.28s, 2011                                                                                 522,922
.........................................................................................................................
           540,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                589,950
.........................................................................................................................
           475,000   Owens-Brockway Glass company guaranty
                     8 1/4s, 2013                                                                                510,031
.........................................................................................................................
           445,000   Owens-Brockway Glass company guaranty
                     7 3/4s, 2011                                                                                477,819
.........................................................................................................................
           575,000   Owens-Brockway Glass sr. sec. notes
                     8 3/4s, 2012                                                                                640,406
.........................................................................................................................
           440,000   Pliant Corp. sec. notes 11 1/8s, 2009                                                       475,200
.........................................................................................................................
           525,000   Roller Bearing Company of America
                     company guaranty Ser. B, 9 5/8s, 2007                                                       488,250
.........................................................................................................................
           100,000   Roper bank term loan FRN 3.16s, 2008
                     (acquired 12/22/03, cost $100,000) (RES)                                                    101,000
.........................................................................................................................
           320,000   Sensus Metering Systems Inc. 144A
                     sr. sub. notes 8 5/8s, 2013                                                                 328,400
.........................................................................................................................
           225,000   Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                                  244,125
.........................................................................................................................
            90,000   Siebe PLC 144A notes 7 1/8s, 2007
                     (United Kingdom)                                                                             88,650
.........................................................................................................................
           330,000   Siebe PLC 144A sr. unsub. 6 1/2s, 2010
                     (United Kingdom)                                                                            305,250
.........................................................................................................................
           330,000   Sweetheart Cup Co. company guaranty
                     12s, 2004                                                                                   331,650
.........................................................................................................................
         1,070,000   Tekni-Plex, Inc. company guaranty
                     Ser. B, 12 3/4s, 2010                                                                     1,171,650
.........................................................................................................................
           310,000   Tekni-Plex, Inc. 144A sr. sec. notes
                     8 3/4s, 2013                                                                                323,175
.........................................................................................................................
           160,000   Terex Corp. company guaranty
                     9 1/4s, 2011                                                                                176,000
.........................................................................................................................
           595,000   Terex Corp. company guaranty Ser. B,
                     10 3/8s, 2011                                                                               673,838
.........................................................................................................................
           296,256   Titan Corp. (The) bank term loan FRN
                     Ser. B, 4.4208s, 2009 (acquired various
                     dates from 5/14/02 to 6/3/02,
                     cost $297,385) (RES)                                                                        296,256
.........................................................................................................................
           315,000   Titan Corp. (The) 144A sr. sub. notes
                     8s, 2011                                                                                    357,525
.........................................................................................................................
            49,875   Transdigm, Inc. bank term loan FRN
                     4.134s,  2010 (acquired 7/21/03,
                     cost $49,875) (RES)                                                                          50,358
.........................................................................................................................
           505,000   Trimas Corp. company guaranty
                     9 7/8s, 2012                                                                                526,463
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,463,213
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.4%)
.........................................................................................................................
          $124,622   Coinmach Corp. bank term loan FRN
                     Ser. B, 4.142s, 2009 (acquired 1/31/02,
                     cost $124,466) (RES)                                                                       $125,141
.........................................................................................................................
         1,050,000   Coinmach Corp. sr. notes 9s, 2010                                                         1,139,250
.........................................................................................................................
            49,239   Corrections Corporation of America
                     bank term loan FRN 3.9219s, 2008
                     (acquired 8/5/03, cost $49,239) (RES)                                                        49,731
.........................................................................................................................
           415,154   Derby Cycle Corp. (The) sr. notes
                     10s, 2008 (In default) (NON)                                                                 22,833
.........................................................................................................................
DEM      1,096,490   Derby Cycle Corp. (The) sr. notes
                     9 3/8s, 2008 (In default) (NON)                                                              38,885
.........................................................................................................................
          $100,000   IESI Corp. bank term loan FRN 4.6241s,
                     2010 (acquired various dates from
                     10/20/03 to 10/21/03, cost $100,563) (RES)                                                  100,938
.........................................................................................................................
           555,000   IESI Corp. company guaranty
                     10 1/4s, 2012                                                                               616,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,092,828
------------------------------------------------------------------------------------------------------------------------
Communication Services (4.0%)
.........................................................................................................................
         1,225,000   ACC Escrow Corp. 144A sr. notes
                     10s, 2011                                                                                 1,365,875
.........................................................................................................................
           526,000   Alamosa Delaware, Inc. company
                     guaranty 11s, 2010                                                                          573,340
.........................................................................................................................
             2,000   Alamosa Delaware, Inc. company
                     guaranty zero % (12s, 7/31/06), 2009 (STP)                                                    1,810
.........................................................................................................................
           170,000   American Cellular Corp. company
                     guaranty 9 1/2s, 2009 (In default) (NON)                                                    161,500
.........................................................................................................................
           275,000   American Tower Corp. sr. notes
                     9 3/8s, 2009                                                                                292,875
.........................................................................................................................
           635,000   American Towers, Inc. 144A sr. sub.
                     notes 7 1/4s, 2011                                                                          646,113
.........................................................................................................................
           490,000   Asia Global Crossing, Ltd. sr. notes
                     13 3/8s, 2010 (Bermuda) (In default) (NON)                                                   53,900
.........................................................................................................................
         1,600,000   Centennial Cellular Operating Co.
                     company guaranty 10 1/8s, 2013                                                            1,756,000
.........................................................................................................................
           335,000   Cincinnati Bell, Inc. notes 7 1/4s, 2023                                                    331,650
.........................................................................................................................
           775,000   Cincinnati Bell, Inc. 144A company
                     guaranty 7 1/4s, 2013                                                                       813,750
.........................................................................................................................
           370,000   Cincinnati Bell, Inc. 144A sr. sub.
                     notes 8 3/8s, 2014                                                                          399,600
.........................................................................................................................
           386,864   Colo.com, Inc. 144A sr. notes
                     13 7/8s, 2010 (In default) (NON)                                                                967
.........................................................................................................................
GBP        185,000   Colt Telecommunications Group PLC sr.
                     notes 10 1/8s, 2007 (United Kingdom)                                                        338,123
.........................................................................................................................
EUR         90,000   Colt Telecommunications Group PLC sr.
                     notes 7 5/8s, 2009 (United Kingdom)                                                         112,761
.........................................................................................................................
           $99,750   Crown Castle International Corp. bank
                     term loan FRN 350s, 2010 (acquired
                     10/3/03, cost $99,750) (RES)                                                                101,175
.........................................................................................................................
           655,000   Crown Castle International Corp. sr.
                     notes 9 3/8s, 2011                                                                          727,050
.........................................................................................................................
           110,000   Crown Castle International Corp. sr.
                     notes 9s, 2011                                                                              117,425
.........................................................................................................................
            99,750   Dobson Communications Corp. bank
                     term loan FRN 4.4219s, 2010 (acquired
                     10/20/03, cost $99,750) (RES)                                                               100,935
.........................................................................................................................
           930,000   Dobson Communications Corp. 144A sr.
                     notes 8 7/8s, 2013                                                                          941,625
.........................................................................................................................
           225,000   Eircom Funding notes 8 1/4s, 2013
                     (Ireland)                                                                                   249,188
.........................................................................................................................
           330,000   Fairpoint Communications, Inc. sr.
                     sub. notes 12 1/2s, 2010                                                                    359,700
.........................................................................................................................
           225,000   Firstworld Communication Corp. sr.
                     disc. notes 13s, 2008 (In default) (NON)                                                         23
.........................................................................................................................
           286,521   Globix Corp. company guaranty
                     11s, 2008 (PIK)                                                                             252,138
.........................................................................................................................
           790,000   iPCS, Inc. sr. disc. notes stepped-coupon
                     zero % (14s, 7/15/05), 2010
                     (In default) (NON) (STP)                                                                    110,600
.........................................................................................................................
           452,000   IWO Holdings, Inc. company guaranty
                     14s, 2011                                                                                    70,060
.........................................................................................................................
            70,000   Level 3 Communications, Inc. sr.
                     notes 9 1/8s, 2008                                                                           63,700
.........................................................................................................................
         1,395,000   Level 3 Financing Inc. 144A sr. notes
                     10 3/4s, 2011                                                                             1,475,213
.........................................................................................................................
           620,000   Madison River Capital Corp. sr. notes
                     13 1/4s, 2010                                                                               680,450
.........................................................................................................................
           185,000   MCI Communications Corp. sr. notes
                     Ser. D, 7 1/2s, 2004 (In default) (NON)                                                     148,925
.........................................................................................................................
           185,000   MCI Communications Corp. sr. notes
                     Ser. D, 6 1/2s, 2010 (In default) (NON)                                                     148,925
.........................................................................................................................
           590,000   Metromedia Fiber Network, Inc. sr.
                     notes 10s, 2009 (In default) (NON)                                                           35,400
.........................................................................................................................
           995,000   Metromedia Fiber Network, Inc. sr.
                     notes Ser. B, 10s, 2008 (In default) (NON)                                                   59,700
.........................................................................................................................
           233,333   Nextel bank term loan FRN 3.41s, 2010
                     (acquired 12/19/02, cost $215,746) (RES)                                                    234,464
.........................................................................................................................
           875,000   Nextel Communications, Inc. sr. notes
                     7 3/8s, 2015                                                                                940,625
.........................................................................................................................
           242,000   Nextel Partners, Inc. sr. notes
                     12 1/2s, 2009                                                                               281,930
.........................................................................................................................
           465,000   Nextel Partners, Inc. sr. notes 11s, 2010                                                   513,825
.........................................................................................................................
         1,130,000   Nextel Partners, Inc. sr. notes
                     8 1/8s, 2011                                                                              1,203,450
.........................................................................................................................
           500,000   Orbital Imaging Corp. sr. notes
                     Ser. B, 11 5/8s, 2005 (In default) (NON)                                                    330,000
.........................................................................................................................
            60,000   Orbital Imaging Corp. sr. notes
                     Ser. D, 11 5/8s, 2005 (In default) (NON)                                                     39,600
.........................................................................................................................
           154,000   PanAmSat Corp. bank term loan FRN
                     3.6413s, 2010 (acquired 10/29/03,
                     cost $154,000) (RES)                                                                        155,412
.........................................................................................................................
           475,000   PanAmSat Corp. company guaranty
                     8 1/2s, 2012                                                                                527,250
.........................................................................................................................
           162,500   Qwest Communications International,
                     Inc. bank term loan FRN 6 1/2s, 2007
                     (acquired 6/5/03, cost $160,875) (RES)                                                      170,828
.........................................................................................................................
         1,160,000   Qwest Corp. 144A notes 8 7/8s, 2012                                                       1,331,100
.........................................................................................................................
            45,000   Rogers Cantel, Ltd. debs. 9 3/8s,
                     2008 (Canada)                                                                                47,081
.........................................................................................................................
           245,000   Rogers Wireless, Inc. sec. notes
                     9 5/8s, 2011 (Canada)                                                                       290,938
.........................................................................................................................
           300,000   Rural Cellular Corp. sr. sub. notes
                     Ser. B, 9 5/8s, 2008                                                                        292,500
.........................................................................................................................
           135,000   SBA Communications Corp. sr. notes
                     10 1/4s, 2009                                                                               132,638
.........................................................................................................................
           265,000   SBA Telecommunications Inc. 144A sr.
                     dis. notes stepped-coupon zero %
                     (9 3/4s, 12/15/07), 2011 (STP)                                                              186,163
.........................................................................................................................
         1,060,000   Telus Corp. notes 8s, 2011 (Canada)                                                       1,239,444
.........................................................................................................................
           198,000   Time Warner Telecom, Inc. bank term
                     loan FRN Ser. B, 5.17s, 2009 (acquired
                     1/15/03, cost $173,074) (RES)                                                               198,990
.........................................................................................................................
           575,000   TSI Telecommunication Services, Inc.
                     company guaranty Ser. B, 12 3/4s, 2009                                                      631,063
.........................................................................................................................
           340,000   U S West, Inc. notes 5 5/8s, 2008                                                           336,600
.........................................................................................................................
           355,000   UbiquiTel Operating Co. bonds
                     stepped-coupon zero % (14s, 4/15/05),
                     2010 (STP)                                                                                  266,250
.........................................................................................................................
           815,000   US UnWired, Inc. company guaranty
                     stepped-coupon Ser. B, zero % (13 3/8s,
                     11/1/04), 2009 (STP)                                                                        590,875
.........................................................................................................................
           930,000   Western Wireless Corp. sr. notes
                     9 1/4s, 2013                                                                                981,150
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,412,672
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.3%)
.........................................................................................................................
           135,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          147,488
.........................................................................................................................
         1,165,000   Tyco International Group SA notes
                     6 3/8s, 2011 (Luxembourg)                                                                 1,245,094
.........................................................................................................................
           215,000   Tyco International Group SA 144A sr.
                     notes 6s, 2013 (Luxembourg)                                                                 221,450
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,614,032
------------------------------------------------------------------------------------------------------------------------
Consumer (0.6%)
.........................................................................................................................
           925,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                    1,026,750
.........................................................................................................................
           785,000   Jostens Holding Corp. 144A sr. disc.
                     notes stepped-coupon zero % (10 1/4s,
                     12/1/08), 2013 (STP)                                                                        498,475
.........................................................................................................................
           200,000   Jostens, Inc. bank term loan FRN Ser. B,
                     3.64s, 2010 (acquired 7/28/03, cost
                     $200,000) (RES)                                                                             201,640
.........................................................................................................................
           425,000   Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                                  482,906
.........................................................................................................................
         1,500,000   Samsonite Corp. sr. sub. notes
                     10 3/4s, 2008                                                                             1,552,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,762,271
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (7.4%)
.........................................................................................................................
            40,000   Adelphia Communications Corp. notes
                     Ser. B, 9 7/8s, 2005 (In default) (NON)                                                      37,200
.........................................................................................................................
           220,000   Adelphia Communications Corp. sr.
                     notes 10 7/8s, 2010 (In default) (NON)                                                      205,700
.........................................................................................................................
            45,000   Adelphia Communications Corp. sr.
                     notes 9 3/8s, 2009 (In default) (NON)                                                        42,525
.........................................................................................................................
           330,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 9 7/8s, 2007 (In default) (NON)                                               308,550
.........................................................................................................................
           735,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 7 3/4s, 2009 (In default) (NON)                                               683,550
.........................................................................................................................
EUR        225,000   Ahold Finance USA eurobonds
                     6 3/8s, 2005                                                                                290,274
.........................................................................................................................
          $555,000   AMC Entertainment, Inc. sr. sub. notes
                     9 7/8s, 2012                                                                                617,438
.........................................................................................................................
           935,000   AMC Entertainment, Inc. sr. sub. notes
                     9 1/2s, 2011                                                                                981,750
.........................................................................................................................
           285,000   AMC Entertainment, Inc. sr. sub. notes
                     9 1/2s, 2009                                                                                293,550
.........................................................................................................................
           442,815   American Seafood Group, LLC bank term
                     loan FRN Ser. B, 4.42s, 2009 (acquired
                     4/11/02, cost $442,372) (RES)                                                               443,737
.........................................................................................................................
           174,839   AMF Bowling Worldwide bank term loan
                     FRN Ser. B, 5 1/2s, 2008 (acquired 3/1/02,
                     cost $174,402) (RES)                                                                        175,058
.........................................................................................................................
           301,409   Archibald Candy Corp. company
                     guaranty 10s, 2007 (PIK)                                                                    102,479
.........................................................................................................................
           555,000   Armkel, LLC/Armkel Finance sr. sub.
                     notes 9 1/2s, 2009                                                                          609,113
.........................................................................................................................
           490,000   Brand Services, Inc. company guaranty
                     12s, 2012                                                                                   565,950
.........................................................................................................................
           555,000   Capital Records, Inc. 144A company
                     guaranty 8 3/8s, 2009                                                                       583,170
.........................................................................................................................
           171,923   Carmike Cinemas, Inc. bank term loan
                     FRN Ser. B, 7 3/4s, 2005 (acquired
                     various dates from 10/4/02 to 3/5/03,
                     cost $167,736) (RES)                                                                        172,496
.........................................................................................................................
           900,000   Century Cable Holdings bank term loan
                     FRN 6s, 2009 (acquired various dates
                     from 6/5/02 to 6/11/02, cost $749,082) (RES)                                                829,125
.........................................................................................................................
           158,791   Charter Communications Holdings, LLC
                     bank term loan FRN Ser. B, 3.92s, 2008
                     (acquired 1/9/03, cost $137,950) (RES)                                                      153,432
.........................................................................................................................
           180,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (12 1/8s,
                     1/15/07), 2012 (STP)                                                                        110,700
.........................................................................................................................
           450,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     5/15/06), 2011 (STP)                                                                        301,500
.........................................................................................................................
           390,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     1/15/05), 2010 (STP)                                                                        315,900
.........................................................................................................................
         1,435,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 11 1/8s, 2011                                                 1,316,613
.........................................................................................................................
           735,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10 3/4s, 2009                                                   674,363
.........................................................................................................................
           350,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10 1/4s, 2010                                                   313,250
.........................................................................................................................
         1,420,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10s, 2011                                                     1,235,400
.........................................................................................................................
           730,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 9 5/8s, 2009                                                    642,400
.........................................................................................................................
            75,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 8 5/8s, 2009                                                     65,438
.........................................................................................................................
           550,000   Cinemark USA, Inc. sr. sub. notes 9s, 2013                                                  618,750
.........................................................................................................................
            93,750   Constellation Brands, Inc. bank term
                     loan FRN 3.1875s, 2008 (acquired
                     11/3/03, cost $93,750) (RES)                                                                 94,551
.........................................................................................................................
           140,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                       146,650
.........................................................................................................................
           275,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                   309,375
.........................................................................................................................
           380,000   Constellation Brands, Inc. sr. sub.
                     notes Ser. B, 8 1/8s, 2012                                                                  420,850
.........................................................................................................................
           510,000   Cott Beverages USA, Inc. company
                     guaranty 8s, 2011                                                                           552,075
.........................................................................................................................
           360,000   CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                   379,800
.........................................................................................................................
           290,000   CSC Holdings, Inc. sr. sub. debs.
                     10 1/2s, 2016                                                                               332,050
.........................................................................................................................
           140,000   Dean Foods Co. sr. notes 6 5/8s, 2009                                                       147,000
.........................................................................................................................
           200,000   Del Monte Corp. company guaranty
                     Ser. B, 9 1/4s, 2011                                                                        221,000
.........................................................................................................................
           470,000   Del Monte Corp. sr. sub. notes
                     8 5/8s, 2012                                                                                514,650
.........................................................................................................................
           231,024   Del Monte Foods Co. bank term loan
                     FRN Ser. B, 4.92s, 2010 (acquired
                     12/16/02, cost $229,869) (RES)                                                              233,383
.........................................................................................................................
           150,000   DirecTV bank term loan FRN Ser. B,
                     3.9589s, 2010 (acquired various dates
                     from 3/4/03 to 8/5/03, cost $150,000) (RES)                                                 150,619
.........................................................................................................................
         1,656,000   Diva Systems Corp. sr. disc. notes
                     Ser. B, 12 5/8s, 2008 (In default) (NON)                                                     99,360
.........................................................................................................................
           750,000   Doane Pet Care Co. sr. sub. debs.
                     9 3/4s, 2007                                                                                671,250
.........................................................................................................................
            21,821   Dole Food Co. bank term loan FRN
                     4.0451s, 2009 (acquired 3/28/03,
                     cost $21,821) (RES)                                                                          22,094
.........................................................................................................................
           220,000   Dole Food Co. sr. notes 8 7/8s, 2011                                                        241,450
.........................................................................................................................
           170,000   Dole Food Co. sr. notes 8 5/8s, 2009                                                        186,575
.........................................................................................................................
           315,000   Domino's, Inc. 144A sr. sub. notes
                     8 1/4s, 2011                                                                                337,444
.........................................................................................................................
           305,000   Eagle Family Foods company guaranty
                     Ser. B, 8 3/4s, 2008                                                                        222,650
.........................................................................................................................
         1,317,000   Echostar DBS Corp. sr. notes
                     9 1/8s, 2009                                                                              1,473,394
.........................................................................................................................
         1,400,000   Echostar DBS Corp. 144A sr. notes
                     6 3/8s, 2011                                                                              1,438,500
.........................................................................................................................
           125,000   Echostar DBS Corp. 144A sr. notes FRN
                     4.405s, 2008                                                                                130,156
.........................................................................................................................
           197,505   Emmis Communications Corp. bank term
                     loan FRN Ser. C, 3.4375s, 2009 (acquired
                     6/20/02, cost $197,258) (RES)                                                               199,562
.........................................................................................................................
           205,000   Emmis Communications Corp. company
                     guaranty Ser. B, 8 1/8s, 2009                                                               214,994
.........................................................................................................................
           565,000   Fleming Cos., Inc. company guaranty
                     10 1/8s, 2008 (In default) (NON)                                                            124,300
.........................................................................................................................
           460,000   Fleming Cos., Inc. sr. notes 9 1/4s, 2010
                     (In default) (NON)                                                                          101,200
.........................................................................................................................
           215,000   French Fragrances, Inc. sr. notes
                     Ser. B, 10 3/8s, 2007                                                                       222,435
.........................................................................................................................
            35,000   Granite Broadcasting Corp. sr. sub.
                     notes 10 3/8s, 2005                                                                          35,044
.........................................................................................................................
         1,205,000   Granite Broadcasting Corp. 144A sec.
                     notes 9 3/4s, 2010                                                                        1,198,975
.........................................................................................................................
           360,000   Gray Television, Inc. company guaranty
                     9 1/4s, 2011                                                                                399,600
.........................................................................................................................
            70,000   Insight Midwest LP/Insight Capital, Inc.
                     bank term loan FRN 3.9375s, 2009
                     (acquired 11/5/01, cost $69,869) (RES)                                                       70,131
.........................................................................................................................
            34,368   Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                                 34,196
.........................................................................................................................
           495,000   Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                                   435,600
.........................................................................................................................
           320,000   Mediacom LLC/Mediacom Capital Corp.
                     sr. notes 9 1/2s, 2013                                                                      339,200
.........................................................................................................................
           770,000   News America Holdings, Inc. company
                     guaranty 9 1/4s, 2013                                                                       993,302
.........................................................................................................................
           915,000   North Atlantic Trading Co. company
                     guaranty Ser. B, 11s, 2004                                                                  869,250
.........................................................................................................................
           440,000   Olympus Cable bank term loan FRN
                     Ser. B, 6s, 2010 (acquired 6/20/02,
                     cost $383,460) (RES)                                                                        416,680
.........................................................................................................................
EUR         55,000   ONO Finance PLC company guaranty 13s,
                     2009 (United Kingdom)                                                                        70,921
.........................................................................................................................
          $200,000   ONO Finance PLC sr. notes 14s, 2011
                     (United Kingdom)                                                                            210,250
.........................................................................................................................
            30,000   ONO Finance PLC sr. notes 13s, 2009
                     (United Kingdom)                                                                             31,238
.........................................................................................................................
EUR        130,000   ONO Finance PLC sr. notes Ser. REGS,
                     14s, 2011 (United Kingdom)                                                                  170,501
.........................................................................................................................
           $60,000   Pegasus Communications Corp. sr.
                     notes Ser. B, 9 3/4s, 2006                                                                   54,600
.........................................................................................................................
           360,000   Pegasus Satellite sr. notes 12 3/8s, 2006                                                   338,850
.........................................................................................................................
           295,000   Pinnacle Foods Holding Corp. 144A sr.
                     sub. notes 8 1/4s, 2013                                                                     305,325
.........................................................................................................................
           197,000   Playtex Products, Inc. bank term loan
                     FRN Ser. C, 4.7159s, 2009 (acquired
                     6/3/02, cost $197,000) (RES)                                                                196,877
.........................................................................................................................
         1,365,000   Playtex Products, Inc. company
                     guaranty 9 3/8s, 2011                                                                     1,378,650
.........................................................................................................................
           380,000   Polaroid Corp. sr. notes 11 1/2s,
                     2006 (In default) (NON)                                                                      92,150
.........................................................................................................................
           580,000   Premier International Foods PLC sr.
                     notes 12s, 2009 (United Kingdom)                                                            635,100
.........................................................................................................................
           185,000   Quebecor Media, Inc. sr. disc. notes
                     stepped-coupon zero % (13 3/4s,
                     7/15/06), 2011 (Canada) (STP)                                                               163,725
.........................................................................................................................
           900,000   Quebecor Media, Inc. sr. notes
                     11 1/8s, 2011 (Canada)                                                                    1,041,750
.........................................................................................................................
           108,232   Rayovac Corp. bank term loan FRN
                     Ser. B, 4.9171s, 2009 (acquired 9/26/02,
                     cost $108,124) (RES)                                                                        108,818
.........................................................................................................................
           330,000   RCN Corp. sr. disc. notes Ser. B,
                     9.8s, 2008                                                                                  155,100
.........................................................................................................................
           355,000   Regal Cinemas, Inc. company guaranty
                     Ser. B, 9 3/8s, 2012                                                                        401,150
.........................................................................................................................
           595,000   Remington Arms Co., Inc. company
                     guaranty 10 1/2s, 2011                                                                      633,675
.........................................................................................................................
           415,000   Revlon Consumer Products sr. notes
                     9s, 2006                                                                                    271,825
.........................................................................................................................
           320,000   Revlon Consumer Products sr. notes
                     8 1/8s, 2006                                                                                209,600
.........................................................................................................................
           100,000   Rite Aid Corp. bank term loan FRN
                     4.1539s, 2008 (acquired 5/16/03,
                     cost $99,875) (RES)                                                                         101,775
.........................................................................................................................
           475,000   Rite Aid Corp. company guaranty
                     9 1/2s, 2011                                                                                535,563
.........................................................................................................................
            30,000   Rite Aid Corp. debs. 6 7/8s, 2013                                                            28,800
.........................................................................................................................
            65,000   Rite Aid Corp. notes 7 1/8s, 2007                                                            66,300
.........................................................................................................................
           300,000   Rite Aid Corp. sec. notes 8 1/8s, 2010                                                      322,500
.........................................................................................................................
           460,000   Rite Aid Corp. sr. notes 9 1/4s, 2013                                                       504,850
.........................................................................................................................
            35,000   Rite Aid Corp. 144A notes 6s, 2005                                                           35,000
.........................................................................................................................
           245,633   Roundy's, Inc. bank term loan FRN
                     3.6998s, 2009 (acquired 6/3/02,
                     cost $245,633) (RES)                                                                        246,938
.........................................................................................................................
           695,000   Sbarro, Inc. company guaranty 11s, 2009                                                     549,050
.........................................................................................................................
           100,000   Scotts Co. (The) bank term loan FRN
                     3.1875s, 2010 (acquired 10/16/03,
                     cost $100,000) (RES)                                                                        101,125
.........................................................................................................................
           215,000   Scotts Co. (The) 144A sr. sub. notes
                     6 5/8s, 2013                                                                                220,913
.........................................................................................................................
           315,000   Sinclair Broadcast Group, Inc.
                     company guaranty 8s, 2012                                                                   340,200
.........................................................................................................................
            93,750   Six Flags, Inc. bank term loan FRN
                     Ser. B, 3.62s, 2009 (acquired 1/15/03,
                     cost $93,633) (RES)                                                                          93,482
.........................................................................................................................
           715,000   Six Flags, Inc. sr. notes 8 7/8s, 2010                                                      732,875
.........................................................................................................................
           725,000   Six Flags, Inc. 144A sr. notes
                     9 5/8s, 2014                                                                                759,438
.........................................................................................................................
           167,601   Sum Media bank term loan FRN Ser. B,
                     3.41s, 2009 (acquired 2/4/03,
                     cost $167,601) (RES)                                                                        168,020
.........................................................................................................................
         1,170,000   TeleWest Communications PLC debs.
                     11s, 2007 (United Kingdom) (In default) (NON)                                               760,500
.........................................................................................................................
           220,000   TeleWest Communications PLC debs.
                     9 5/8s, 2006 (United Kingdom)
                     (In default) (NON)                                                                          139,150
.........................................................................................................................
           160,000   TeleWest Communications PLC sr. notes
                     Ser. S, 9 7/8s, 2010 (United Kingdom)
                     (In default) (NON)                                                                           98,400
.........................................................................................................................
            60,000   TeleWest Communications PLC 144A sr.
                     notes 11 1/4s, 2008 (United Kingdom)
                     (In default) (NON)                                                                           38,550
.........................................................................................................................
            85,000   TM Group Holdings sr. notes 11s, 2008
                     (United Kingdom)                                                                             90,100
.........................................................................................................................
           260,000   United Rentals (North America), Inc.
                     company guaranty Ser. B, 10 3/4s, 2008                                                      292,500
.........................................................................................................................
           245,000   Videotron Ltee 144A notes 6 7/8s,
                     2014 (Canada)                                                                               252,963
.........................................................................................................................
           100,000   Vivendi Universal SA bank term loan
                     FRN Ser. B, 3.9149s, 2008 (acquired
                     6/23/03, cost $100,000) (France) (RES)                                                      100,625
.........................................................................................................................
           460,000   Vivendi Universal SA 144A notes
                     6 1/4s, 2008 (France)                                                                       487,025
.........................................................................................................................
           390,000   Vivendi Universal SA 144A sr. notes
                     9 1/4s, 2010 (France)                                                                       462,150
.........................................................................................................................
           605,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                       612,563
.........................................................................................................................
         1,038,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                        1,118,445
.........................................................................................................................
            96,000   Young Broadcasting, Inc. company
                     guaranty Ser. B, 8 3/4s, 2007                                                                98,400
.........................................................................................................................
           300,000   Young Broadcasting, Inc. 144A sr.
                     sub. notes 8 3/4s, 2014                                                                     302,625
.........................................................................................................................
            80,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                     97,000
.........................................................................................................................
           365,000   Yum! Brands, Inc. sr. notes 7.7s, 2012                                                      420,206
.........................................................................................................................
           555,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                     629,925
------------------------------------------------------------------------------------------------------------------------
                                                                                                              43,946,817
------------------------------------------------------------------------------------------------------------------------
Energy (5.1%)
.........................................................................................................................
           680,000   Arch Western Finance, LLC 144A sr.
                     notes 6 3/4s, 2013                                                                          698,700
.........................................................................................................................
           590,000   Belden & Blake Corp. company guaranty
                     Ser. B, 9 7/8s, 2007                                                                        581,150
.........................................................................................................................
           570,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                612,750
.........................................................................................................................
           305,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                           351,513
.........................................................................................................................
            85,000   Chesapeake Energy Corp. company
                     guaranty 8 3/8s, 2008                                                                        93,500
.........................................................................................................................
           225,000   Chesapeake Energy Corp. company
                     guaranty 8 1/8s, 2011                                                                       249,750
.........................................................................................................................
           990,000   Chesapeake Energy Corp. sr. notes
                     7 1/2s, 2013                                                                              1,071,675
.........................................................................................................................
           785,000   Comstock Resources, Inc. company
                     guaranty 11 1/4s, 2007                                                                      845,838
.........................................................................................................................
           625,000   Dresser, Inc. company guaranty
                     9 3/8s, 2011                                                                                679,688
.........................................................................................................................
           157,000   El Paso Energy Partners LP company
                     guaranty Ser. B, 8 1/2s, 2011                                                               176,625
.........................................................................................................................
           485,000   Encore Acquisition Co. company
                     guaranty 8 3/8s, 2012                                                                       525,013
.........................................................................................................................
           550,000   Forest Oil Corp. company guaranty
                     7 3/4s, 2014                                                                                581,625
.........................................................................................................................
           260,000   Forest Oil Corp. sr. notes 8s, 2011                                                         282,750
.........................................................................................................................
           185,000   Forest Oil Corp. sr. notes 8s, 2008                                                         201,188
.........................................................................................................................
           350,000   Gazprom OAO notes Ser. REGS, 9 5/8s,
                     2013 (Russia)                                                                               385,875
.........................................................................................................................
           830,000   Gazprom OAO 144A notes 9 5/8s, 2013
                     (Russia)                                                                                    915,075
.........................................................................................................................
           295,000   Hanover Compressor Co. sr. notes
                     8 5/8s, 2010                                                                                310,083
.........................................................................................................................
           445,000   Hanover Compressor Co. sub. notes
                     zero %, 2007                                                                                327,075
.........................................................................................................................
           295,000   Hanover Equipment Trust sec. notes
                     Ser. A, 8 1/2s, 2008                                                                        312,700
.........................................................................................................................
           415,000   Hornbeck Offshore Services, Inc. sr.
                     notes 10 5/8s, 2008                                                                         458,575
.........................................................................................................................
           250,000   Key Energy Services, Inc. sr. notes
                     6 3/8s, 2013                                                                                253,750
.........................................................................................................................
            80,000   Leviathan Gas Corp. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                        87,600
.........................................................................................................................
           465,000   Massey Energy Co. 144A sr. notes
                     6 5/8s, 2010                                                                                476,625
.........................................................................................................................
           620,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                691,300
.........................................................................................................................
           555,000   Offshore Logistics, Inc. company
                     guaranty 6 1/8s, 2013                                                                       543,900
.........................................................................................................................
           100,000   Parker Drilling Co. bank term loan
                     FRN 5.42s, 2007 (acquired 10/22/03,
                     cost $99,000) (RES)                                                                         100,438
.........................................................................................................................
           485,000   Parker Drilling Co. company guaranty
                     Ser. B, 10 1/8s, 2009                                                                       514,100
.........................................................................................................................
            74,438   Peabody Energy Corp. bank term loan
                     FRN Ser. B, 3.6662s, 2010 (acquired
                     3/20/03, cost $74,438) (RES)                                                                 75,120
.........................................................................................................................
           940,000   Pemex Project Funding Master Trust
                     company guaranty 8 5/8s, 2022                                                             1,035,175
.........................................................................................................................
         1,140,000   Pemex Project Funding Master Trust
                     company guaranty 7 3/8s, 2014                                                             1,198,482
.........................................................................................................................
           990,000   Petroleos Mexicanos company guaranty
                     9 1/2s, 2027 (Mexico)                                                                     1,148,400
.........................................................................................................................
           740,000   Petroleos Mexicanos company guaranty
                     9 1/4s, 2018 (Mexico)                                                                       862,100
.........................................................................................................................
           860,000   Petronas Capital, Ltd. company
                     guaranty 7 7/8s, 2022 (Malaysia)                                                          1,012,650
.........................................................................................................................
           195,000   Petronas Capital, Ltd. company
                     guaranty 7s, 2012 (Malaysia)                                                                221,579
.........................................................................................................................
         1,390,000   Petronas Capital, Ltd. 144A company
                     guaranty 7 7/8s, 2022 (Malaysia)                                                          1,636,725
.........................................................................................................................
           725,000   Petronas Capital, Ltd. 144A company
                     guaranty 7s, 2012 (Malaysia)                                                                823,818
.........................................................................................................................
         1,580,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                     1,966,184
.........................................................................................................................
           100,000   Pioneer Natural Resources Co. company
                     guaranty 7.2s, 2028                                                                         105,903
.........................................................................................................................
           325,000   Plains All American Pipeline LP/Plains
                     All American Finance Corp. company
                     guaranty 7 3/4s, 2012                                                                       374,969
.........................................................................................................................
           520,000   Plains Exploration & Production Co.
                     company guaranty Ser. B, 8 3/4s, 2012                                                       571,350
.........................................................................................................................
           415,000   Plains Exploration & Production Co.
                     sr. sub. notes 8 3/4s, 2012                                                                 455,981
.........................................................................................................................
           595,000   Pogo Producing Co. sr. sub. notes
                     Ser. B, 8 1/4s, 2011                                                                        663,425
.........................................................................................................................
           372,000   Pride Petroleum Services, Inc. sr.
                     notes 9 3/8s, 2007                                                                          383,160
.........................................................................................................................
           510,000   Seabulk International, Inc. company
                     guaranty 9 1/2s, 2013                                                                       530,400
.........................................................................................................................
           280,000   Seven Seas Petroleum, Inc. sr. notes
                     Ser. B, 12 1/2s, 2005 (In default) (NON)                                                      3,694
.........................................................................................................................
           630,000   Star Gas Partners LP/Star Gas Finance
                     Co. sr. notes 10 1/4s, 2013                                                                 686,700
.........................................................................................................................
           313,846   Star Gas Propane 1st Mtge. 8.04s, 2009                                                      315,415
.........................................................................................................................
           290,000   Swift Energy Co. sr. sub. notes
                     10 1/4s, 2009                                                                               314,650
.........................................................................................................................
           430,000   Swift Energy Co. sr. sub. notes
                     9 3/8s, 2012                                                                                468,700
.........................................................................................................................
           785,000   Trico Marine Services, Inc. company
                     guaranty 8 7/8s, 2012                                                                       573,050
.........................................................................................................................
           125,000   Universal Compression, Inc. sr. notes
                     7 1/4s, 2010                                                                                130,000
.........................................................................................................................
           310,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                336,350
.........................................................................................................................
           125,000   Vintage Petroleum, Inc. sr. sub.
                     notes 7 7/8s, 2011                                                                          131,875
.........................................................................................................................
            96,651   Weg Acquisition bank term loan FRN
                     4.61s, 2008 (acquired 6/13/03,
                     cost $95,685) (RES)                                                                          97,618
.........................................................................................................................
           580,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                       638,000
.........................................................................................................................
           440,000   Westport Resources Corp. 144A company
                     guaranty 8 1/4s, 2011                                                                       484,000
.........................................................................................................................
           320,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     363,200
.........................................................................................................................
           260,000   XTO Energy, Inc. sr. notes 6 1/4s, 2013                                                     273,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,211,184
------------------------------------------------------------------------------------------------------------------------
Financial (1.4%)
.........................................................................................................................
           485,000   Advanta Corp. 144A company guaranty
                     Ser. B, 8.99s, 2026                                                                         378,300
.........................................................................................................................
           110,000   Chevy Chase Savings Bank, Inc. sub.
                     debs. 9 1/4s, 2008                                                                          113,438
.........................................................................................................................
           315,000   Chevy Chase Savings Bank, Inc. sub.
                     debs. 9 1/4s, 2005                                                                          323,269
.........................................................................................................................
           280,000   Crescent Real Estate Equities LP
                     notes 7 1/2s, 2007 (R)                                                                      292,600
.........................................................................................................................
           685,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009 (R)                                                                      753,500
.........................................................................................................................
         1,999,000   Finova Group, Inc. notes 7 1/2s, 2009                                                     1,199,400
.........................................................................................................................
           219,056   Hilb, Rogal & Hamilton Co. bank term
                     loan FRN Ser. B, 3.9375s, 2007
                     (acquired 6/20/02, cost $219,056) (RES)                                                     220,973
.........................................................................................................................
           146,625   Infinity Inc. bank term loan FRN
                     3.67s, 2010 (acquired 7/2/03,
                     cost $146,625) (RES)                                                                        147,541
.........................................................................................................................
           735,000   iStar Financial, Inc. sr. notes
                     8 3/4s, 2008 (R)                                                                            845,250
.........................................................................................................................
           105,000   iStar Financial, Inc. sr. notes 7s, 2008 (R)                                                113,400
.........................................................................................................................
           355,000   iStar Financial, Inc. sr. notes 6s, 2008 (R)                                                362,988
.........................................................................................................................
DKK     20,000,000   Realkredit Danmark A/S mtge.
                     Ser. 23D, 5s, 2035 (Denmark)                                                              3,263,356
.........................................................................................................................
          $490,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                                545,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,559,140
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (2.9%)
.........................................................................................................................
           435,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                      500,250
.........................................................................................................................
            60,000   Argosy Gaming Co. company guaranty
                     10 3/4s, 2009                                                                                64,875
.........................................................................................................................
           160,000   Argosy Gaming Co. sr. sub. notes 9s, 2011                                                   177,200
.........................................................................................................................
           164,588   Borgata Resorts bank term loan FRN
                     Ser. B, 5.2013s, 2007 (acquired
                     6/5/02, cost $164,176) (RES)                                                                166,439
.........................................................................................................................
           670,000   Boyd Gaming Corp. sr. sub. notes
                     8 3/4s, 2012                                                                                733,650
.........................................................................................................................
           320,000   Chumash Casino & Resort Enterprise
                     144A sr. notes 9 1/4s, 2010                                                                 352,000
.........................................................................................................................
           790,000   Herbst Gaming, Inc. sec. notes
                     Ser. B, 10 3/4s, 2008                                                                       892,700
.........................................................................................................................
           535,000   Hollywood Park, Inc. company guaranty
                     Ser. B, 9 1/4s, 2007                                                                        553,725
.........................................................................................................................
           790,000   Horseshoe Gaming Holdings company
                     guaranty 8 5/8s, 2009                                                                       835,425
.........................................................................................................................
           400,000   Inn of the Mountain Gods 144A sr.
                     notes 12s, 2010                                                                             425,000
.........................................................................................................................
           370,000   Mandalay Resort Group sr. notes
                     6 1/2s, 2009                                                                                383,875
.........................................................................................................................
         1,625,000   MGM Mirage, Inc. company guaranty
                     8 1/2s, 2010                                                                              1,864,688
.........................................................................................................................
           440,000   Mirage Resorts, Inc. notes 6 3/4s, 2008                                                     469,700
.........................................................................................................................
            45,000   Mohegan Tribal Gaming Authority sr.
                     notes 8 1/8s, 2006                                                                           48,488
.........................................................................................................................
           180,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/8s, 2011                                                                     196,200
.........................................................................................................................
         1,115,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 6 3/8s, 2009                                                                   1,151,238
.........................................................................................................................
           845,000   Park Place Entertainment Corp. sr.
                     notes 7 1/2s, 2009                                                                          929,500
.........................................................................................................................
           415,000   Park Place Entertainment Corp. sr.
                     notes 7s, 2013                                                                              443,013
.........................................................................................................................
           435,000   Park Place Entertainment Corp. sr.
                     sub. notes 8 7/8s, 2008                                                                     492,638
.........................................................................................................................
           133,404   Penn National Gaming, Inc. bank term
                     loan FRN Ser. B, 4.6418s, 2010
                     (acquired 2/19/03, cost $133,237) (RES)                                                     134,780
.........................................................................................................................
           400,000   Penn National Gaming, Inc. company
                     guaranty Ser. B, 11 1/8s, 2008                                                              450,500
.........................................................................................................................
           845,000   Penn National Gaming, Inc. sr. sub.
                     notes 8 7/8s, 2010                                                                          916,825
.........................................................................................................................
           100,000   Pinnacle Entertainment, Inc. bank
                     term loan FRN 4.65s, 2009
                     (acquired 12/15/03, cost $100,000) (RES)                                                    100,875
.........................................................................................................................
           310,000   Pinnacle Entertainment, Inc. sr. sub.
                     notes 8 3/4s, 2013                                                                          315,425
.........................................................................................................................
           565,000   Resorts International Hotel and
                     Casino, Inc. company guaranty
                     11 1/2s, 2009                                                                               614,438
.........................................................................................................................
           480,000   Riviera Holdings Corp. company
                     guaranty 11s, 2010                                                                          498,000
.........................................................................................................................
           248,125   Scientific Games Holdings bank term
                     loan FRN Ser. C, 3.92s, 2008 (acquired
                     12/11/02, cost $246,884) (RES)                                                              250,916
.........................................................................................................................
           665,000   Station Casinos, Inc. sr. notes 8 3/8s, 2008                                                713,213
.........................................................................................................................
           600,000   Trump Atlantic City Associates
                     company guaranty 11 1/4s, 2006                                                              457,500
.........................................................................................................................
         1,310,000   Trump Casino Holdings, LLC company
                     guaranty 11 5/8s, 2010                                                                    1,254,325
.........................................................................................................................
           885,000   Venetian Casino Resort, LLC company
                     guaranty 11s, 2010                                                                        1,026,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,414,001
------------------------------------------------------------------------------------------------------------------------
Health Care (3.7%)
.........................................................................................................................
            37,505   ALARIS Medical Systems, Inc. bank
                     term loan FRN 3.655s, 2009 (acquired
                     6/30/03, cost $37,505) (RES)                                                                 37,880
.........................................................................................................................
            89,546   Alderwoods Group, Inc. bank term loan
                     FRN 4.4049s, 2008 (acquired 9/9/03,
                     cost $89,546) (RES)                                                                          90,666
.........................................................................................................................
         1,174,000   Alderwoods Group, Inc. company
                     guaranty 12 1/4s, 2009                                                                    1,320,750
.........................................................................................................................
           611,000   Alliance Imaging, Inc. sr. sub. notes
                     10 3/8s, 2011                                                                               647,660
.........................................................................................................................
           490,000   AmerisourceBergen Corp. company
                     guaranty 7 1/4s, 2012                                                                       527,975
.........................................................................................................................
           510,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                576,300
.........................................................................................................................
           840,000   Ardent Health Services 144A sr. sub.
                     notes 10s, 2013                                                                             915,600
.........................................................................................................................
           124,688   Beverly Enterprises, Inc. bank term
                     loan FRN 4.42s, 2008 (acquired
                     10/20/03, cost $124,376) (RES)                                                              125,779
.........................................................................................................................
           390,000   Biovail Corp. sr. sub. notes 7 7/8s,
                     2010 (Canada)                                                                               396,240
.........................................................................................................................
           296,250   Community Health Systems, Inc. bank
                     term loan FRN Ser. B, 3.67s, 2010
                     (acquired 7/11/02, cost $296,250) (RES)                                                     298,620
.........................................................................................................................
           199,000   Concentra bank term loan FRN 4.9368s,
                     2009 (acquired 8/12/03, cost $199,000) (RES)                                                200,866
.........................................................................................................................
           150,000   Dade Behring, Inc. company guaranty
                     11.91s, 2010                                                                                172,875
.........................................................................................................................
           198,923   DaVita, Inc. bank term loan FRN
                     Ser. C, 3.422s, 2009 (acquired 7/17/03,
                     cost $198,923) (RES)                                                                        199,882
.........................................................................................................................
           440,000   Extendicare Health Services, Inc.
                     company guaranty 9 1/2s, 2010                                                               488,400
.........................................................................................................................
           135,254   Fisher Scientific International, Inc.
                     bank term loan FRN 3.17s, 2010
                     (acquired 2/13/03, cost $135,254) (RES)                                                     135,846
.........................................................................................................................
           100,000   Hanger Orthopedic Group, Inc. bank
                     term loan FRN 3.9125s, 2009 (acquired
                     9/29/03, cost $100,000) (RES)                                                               100,750
.........................................................................................................................
           525,000   Hanger Orthopedic Group, Inc. company
                     guaranty 10 3/8s, 2009                                                                      595,875
.........................................................................................................................
           195,000   HCA, Inc. debs. 7.19s, 2015                                                                 209,155
.........................................................................................................................
           210,000   HCA, Inc. notes 8.36s, 2024                                                                 235,953
.........................................................................................................................
           840,000   HCA, Inc. notes 7s, 2007                                                                    919,535
.........................................................................................................................
           965,000   Healthsouth Corp. notes 7 5/8s, 2012                                                        902,275
.........................................................................................................................
           415,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    398,400
.........................................................................................................................
           210,000   Healthsouth Corp. sr. notes 8 3/8s, 2011                                                    197,925
.........................................................................................................................
           195,000   Healthsouth Corp. sr. notes 7s, 2008                                                        181,838
.........................................................................................................................
           340,000   IASIS Healthcare Corp. company
                     guaranty 13s, 2009                                                                          382,500
.........................................................................................................................
            65,000   IASIS Healthcare Corp. company
                     guaranty 8 1/2s, 2009                                                                        67,763
.........................................................................................................................
           149,250   Kinetic Concepts, Inc. bank term loan
                     FRN 3.92s, 2011 (acquired 8/5/03,
                     cost $149,594) (RES)                                                                        150,836
.........................................................................................................................
         1,275,000   Magellan Health Services, Inc. sr.
                     sub. notes 9s, 2008 (In default) (NON)                                                      943,500
.........................................................................................................................
           225,000   Magellan Health Services, Inc. 144A
                     sr. notes 9 3/8s, 2007 (In default) (NON)                                                   236,250
.........................................................................................................................
           124,688   Medex, Inc. bank term loan FRN 4.1875s,
                     2009 (acquired various dates from
                     5/16/03 to 6/16/03, cost $124,626) (RES)                                                    125,311
.........................................................................................................................
           495,000   Mediq, Inc. debs. 13s, 2009 (In default) (NON)                                                   50
.........................................................................................................................
           795,000   MedQuest, Inc. company guaranty
                     Ser. B, 11 7/8s, 2012                                                                       872,513
.........................................................................................................................
         1,465,000   Multicare Companies, Inc. sr. sub.
                     notes 9s, 2007 (In default) (NON)                                                                 1
.........................................................................................................................
           305,000   NeighborCare, Inc. 144A sr. sub.
                     notes 6 7/8s, 2013                                                                          310,338
.........................................................................................................................
           630,000   Omnicare, Inc. sr. sub. notes 6 1/8s, 2013                                                  633,150
.........................................................................................................................
           668,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                              783,230
.........................................................................................................................
           570,000   Province Healthcare Co. sr. sub.
                     notes 7 1/2s, 2013                                                                          570,000
.........................................................................................................................
           260,000   Service Corp. International debs.
                     7 7/8s, 2013                                                                                264,550
.........................................................................................................................
            60,000   Service Corp. International notes
                     7.2s, 2006                                                                                   62,400
.........................................................................................................................
            20,000   Service Corp. International notes
                     6 7/8s, 2007                                                                                 20,700
.........................................................................................................................
            95,000   Service Corp. International notes
                     6 1/2s, 2008                                                                                 97,613
.........................................................................................................................
           945,000   Service Corp. International notes 6s, 2005                                                  963,900
.........................................................................................................................
           230,000   Service Corp. International notes
                     Ser. (a), 7.7s, 2009                                                                        245,525
.........................................................................................................................
           650,000   Stewart Enterprises, Inc. notes
                     10 3/4s, 2008                                                                               734,500
.........................................................................................................................
           185,000   Tenet Healthcare Corp. notes
                     7 3/8s, 2013                                                                                185,925
.........................................................................................................................
            55,000   Tenet Healthcare Corp. sr. notes
                     6 1/2s, 2012                                                                                 52,731
.........................................................................................................................
         1,575,000   Tenet Healthcare Corp. sr. notes
                     6 3/8s, 2011                                                                              1,512,000
.........................................................................................................................
           190,000   Tenet Healthcare Corp. sr. notes
                     5 3/8s, 2006                                                                                187,150
.........................................................................................................................
           498,238   Triad Hospitals, Inc. bank term loan
                     FRN Ser. B, 4.14s, 2008 (acquired
                     4/24/01, cost $497,739) (RES)                                                               502,026
.........................................................................................................................
           930,000   Triad Hospitals, Inc. 144A sr. sub.
                     notes 7s, 2013                                                                              936,975
.........................................................................................................................
           715,000   Universal Hospital Services, Inc.
                     144A sr. notes 10 1/8s, 2011                                                                750,750
.........................................................................................................................
           260,000   Ventas Realty LP/Capital Corp.
                     company guaranty 9s, 2012                                                                   288,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,757,832
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.0%)
.........................................................................................................................
           390,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                       429,000
.........................................................................................................................
           130,000   Beazer Homes USA, Inc. company
                     guaranty 8 3/8s, 2012                                                                       143,325
.........................................................................................................................
           560,000   D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                    635,600
.........................................................................................................................
           130,000   D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                    138,125
.........................................................................................................................
           505,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                    505,000
.........................................................................................................................
           400,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 10 1/2s, 2007                                                              471,000
.........................................................................................................................
           490,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8 7/8s, 2012                                                               539,000
.........................................................................................................................
           185,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8s, 2012                                                                   199,800
.........................................................................................................................
            95,000   K. Hovnanian Enterprises, Inc. sr.
                     notes 6 1/2s, 2014                                                                           94,644
.........................................................................................................................
           250,000   Meritage Corp. company guaranty
                     9 3/4s, 2011                                                                                279,375
.........................................................................................................................
           525,000   Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                   597,188
.........................................................................................................................
           115,000   Ryland Group, Inc. sr. notes 5 3/8s, 2008                                                   118,450
.........................................................................................................................
           330,000   Schuler Homes, Inc. company guaranty
                     10 1/2s, 2011                                                                               382,800
.........................................................................................................................
           215,000   Technical Olympic USA, Inc. company
                     guaranty 10 3/8s, 2012                                                                      240,800
.........................................................................................................................
           260,000   Technical Olympic USA, Inc. company
                     guaranty 9s, 2010                                                                           279,500
.........................................................................................................................
           135,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      152,213
.........................................................................................................................
           455,000   WCI Communities, Inc. company
                     guaranty 9 1/8s, 2012                                                                       501,638
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,707,458
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.3%)
.........................................................................................................................
           790,000   Sealy Mattress Co. company guaranty
                     Ser. B, zero %, 2007                                                                        819,625
.........................................................................................................................
           645,000   Sealy Mattress Co. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                        669,188
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,488,813
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.5%)
.........................................................................................................................
           430,000   FelCor Lodging LP company guaranty
                     9 1/2s, 2008 (R)                                                                            464,400
.........................................................................................................................
           455,000   Gaylord Entertainment Co. 144A sr.
                     notes 8s, 2013                                                                              477,750
.........................................................................................................................
           710,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                      796,975
.........................................................................................................................
         2,465,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                      2,563,600
.........................................................................................................................
           235,000   Host Marriott LP sr. notes Ser. E,
                     8 3/8s, 2006 (R)                                                                            250,569
.........................................................................................................................
           610,000   Host Marriott LP 144A sr. notes
                     7 1/8s, 2013 (R)                                                                            625,250
.........................................................................................................................
           515,000   ITT Corp. notes 6 3/4s, 2005                                                                540,750
.........................................................................................................................
         1,055,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III
                     1st mtge. Ser. B, 8 7/8s, 2012                                                            1,152,588
.........................................................................................................................
           255,000   Meristar Hospitality Corp. company
                     guaranty 9 1/8s, 2011 (R)                                                                   270,300
.........................................................................................................................
           470,000   Meristar Hospitality Corp. company
                     guaranty 9s, 2008 (R)                                                                       491,150
.........................................................................................................................
            65,000   MeriStar Hospitality Operating
                     Partnership/MeriStar Hospitality Finance
                     Corp. company guaranty 10 1/2s, 2009                                                         70,525
.........................................................................................................................
           590,000   RFS Partnership LP company guaranty
                     9 3/4s, 2012                                                                                631,300
.........................................................................................................................
           105,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 7/8s, 2012                                                          118,125
.........................................................................................................................
           325,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 3/8s, 2007                                                          351,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,804,282
------------------------------------------------------------------------------------------------------------------------
Other (--%)
.........................................................................................................................
           500,000   DJ TRAC-X NA HY T1 144A notes
                     7 3/8s, 2009                                                                                523,500
------------------------------------------------------------------------------------------------------------------------
Publishing (2.1%)
.........................................................................................................................
            35,446   Affinity Group Holdings bank term
                     loan FRN Ser. B1, 5.1875s, 2009
                     (acquired 5/27/03, cost $35,358) (RES)                                                       35,502
.........................................................................................................................
            88,616   Affinity Group Holdings bank term
                     loan FRN Ser. B2, 5.1696s, 2009 (acquired
                     5/27/03, cost $88,395) (RES)                                                                588,755
.........................................................................................................................
         1,030,000   Affinity Group Holdings sr. notes
                     11s, 2007                                                                                 1,060,900
.........................................................................................................................
           188,704   Dex Media West, LLC bank term loan
                     FRN 3.9249s, 2010 (acquired 9/9/03,
                     cost $188,704) (RES)                                                                        190,669
.........................................................................................................................
           945,000   Dex Media West, LLC 144A sr. notes
                     8 1/2s, 2010                                                                              1,052,494
.........................................................................................................................
           430,000   Dex Media, Inc. 144A disc. notes
                     stepped-coupon zero % (9s, 11/15/08),
                     2013 (STP)                                                                                  302,075
.........................................................................................................................
           490,000   Dex Media, Inc. 144A notes 8s, 2013                                                         511,707
.........................................................................................................................
           380,000   Garden State Newspapers, Inc. sr.
                     sub. notes 8 5/8s, 2011                                                                     402,800
.........................................................................................................................
         1,331,467   Hollinger Participation Trust 144A
                     sr. notes 12 1/8s, 2010 (Canada) (PIK)                                                    1,591,103
.........................................................................................................................
            99,750   Moore Wallace bank term loan FRN
                     Ser. B, 3.1438s, 2010 (acquired 3/13/03,
                     cost $99,750) (RES)                                                                         100,062
.........................................................................................................................
           187,517   PRIMEDIA, Inc. bank term loan FRN
                     Ser. B, 3.9375s, 2009 (acquired 2/10/03,
                     cost $179,547) (RES)                                                                        181,516
.........................................................................................................................
           680,000   PRIMEDIA, Inc. company guaranty
                     8 7/8s, 2011                                                                                717,400
.........................................................................................................................
           320,000   PRIMEDIA, Inc. company guaranty
                     7 5/8s, 2008                                                                                323,200
.........................................................................................................................
           700,000   PRIMEDIA, Inc. 144A sr. notes 8s, 2013                                                      714,000
.........................................................................................................................
           247,507   RH Donnelley Finance Corp. I bank
                     term loan FRN Ser. B, 5.1469s, 2010
                     (acquired various dates from
                     12/4/02 to 12/10/03, cost $247,501) (RES)                                                   250,154
.........................................................................................................................
           110,000   RH Donnelley Finance Corp. I company
                     guaranty 8 7/8s, 2010                                                                       123,750
.........................................................................................................................
           780,000   RH Donnelley Finance Corp. I 144A sr.
                     notes 8 7/8s, 2010                                                                          877,500
.........................................................................................................................
           390,000   RH Donnelley Finance Corp. I 144A sr.
                     sub. notes 10 7/8s, 2012                                                                    462,638
.........................................................................................................................
           775,000   Vertis, Inc. company guaranty Ser. B,
                     10 7/8s, 2009                                                                               825,375
.........................................................................................................................
           385,000   Vertis, Inc. sec. notes 9 3/4s, 2009                                                        418,206
.........................................................................................................................
           620,000   Vertis, Inc. sub. notes 13 1/2s, 2009                                                       608,375
.........................................................................................................................
           160,000   Von Hoffman Press, Inc. company
                     guaranty 10 3/8s, 2007                                                                      160,400
.........................................................................................................................
           650,000   Von Hoffman Press, Inc. company
                     guaranty 10 1/4s, 2009                                                                      689,000
.........................................................................................................................
           230,906   Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                                               210,124
.........................................................................................................................
           160,000   Von Hoffman Press, Inc. 144A company
                     guaranty 10 1/4s, 2009                                                                      170,400
.........................................................................................................................
            52,000   Yell Finance BV sr. notes 10 3/4s,
                     2011 (Netherlands)                                                                           61,100
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,129,205
------------------------------------------------------------------------------------------------------------------------
Retail (0.9%)
.........................................................................................................................
            66,965   Advance Stores bank term loan FRN
                     Ser. C, 3.9259s, 2007 (acquired 3/4/03,
                     cost $66,965) (RES)                                                                          67,425
.........................................................................................................................
           410,000   Asbury Automotive Group, Inc. company
                     guaranty 9s, 2012                                                                           433,575
.........................................................................................................................
           785,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                    900,788
.........................................................................................................................
           270,000   Gap, Inc. (The) notes 6.9s, 2007                                                            298,013
.........................................................................................................................
           500,000   Hollywood Entertainment Corp. sr.
                     sub. notes 9 5/8s, 2011                                                                     533,750
.........................................................................................................................
           375,000   J. Crew Operating Corp. 144A sr. sub.
                     notes 10 3/8s, 2007                                                                         382,969
.........................................................................................................................
           845,000   JC Penney Co., Inc. debs. 7.95s, 2017                                                       960,131
.........................................................................................................................
           150,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                       164,438
.........................................................................................................................
           275,000   JC Penney Co., Inc. debs. 7 1/8s, 2023                                                      291,844
.........................................................................................................................
            20,000   JC Penney Co., Inc. notes 8s, 2010                                                           22,925
.........................................................................................................................
           996,000   Saks, Inc. 144A company guaranty 7s, 2013                                                 1,020,900
.........................................................................................................................
           455,000   United Auto Group, Inc. company
                     guaranty 9 5/8s, 2012                                                                       509,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,586,358
------------------------------------------------------------------------------------------------------------------------
Technology (1.5%)
.........................................................................................................................
           377,000   AMI Semiconductor, Inc. company
                     guaranty 10 3/4s, 2013                                                                      448,630
.........................................................................................................................
           124,375   Amkor Technologies, Inc. bank term
                     loan FRN 5.14s, 2006 (acquired 4/17/03,
                     cost $124,539) (RES)                                                                        125,800
.........................................................................................................................
           160,000   Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                    185,600
.........................................................................................................................
           312,000   DigitalNet Holdings Inc. sr. notes 9s, 2010                                                 337,740
.........................................................................................................................
EUR        345,000   Getronics NV sub. notes 13s, 2008
                     (Netherlands)                                                                               211,014
.........................................................................................................................
          $160,000   Iron Mountain, Inc. company guaranty
                     8 5/8s, 2013                                                                                173,200
.........................................................................................................................
           140,000   Iron Mountain, Inc. company guaranty
                     6 5/8s, 2016                                                                                136,150
.........................................................................................................................
         1,240,000   Iron Mountain, Inc. sr. sub. notes
                     8 1/4s, 2011                                                                              1,291,150
.........................................................................................................................
            60,000   Lucent Technologies, Inc. debs.
                     6 1/2s, 2028                                                                                 46,950
.........................................................................................................................
           880,000   Lucent Technologies, Inc. debs.
                     6.45s, 2029                                                                                 691,900
.........................................................................................................................
            45,000   Lucent Technologies, Inc. notes
                     5 1/2s, 2008                                                                                 41,850
.........................................................................................................................
           670,000   ON Semiconductor Corp. company
                     guaranty 13s, 2008                                                                          778,875
.........................................................................................................................
           480,000   SCG Holding & Semiconductor Corp.
                     company guaranty 12s, 2009                                                                  516,000
.........................................................................................................................
           125,000   SCG Holding Corp. 144A notes
                     zero %, 2011                                                                                134,375
.........................................................................................................................
           550,000   Seagate Technology Hdd Holdings
                     company guaranty 8s, 2009
                     (Cayman Islands)                                                                            594,000
.........................................................................................................................
           134,346   Telex Communications FRN 13s, 2009                                                           57,097
.........................................................................................................................
           450,000   Viasystems, Inc. 144A sr. sub. notes
                     10 1/2s, 2011                                                                               481,500
.........................................................................................................................
           400,000   Xerox Capital Trust I company
                     guaranty 8s, 2027                                                                           393,000
.........................................................................................................................
           160,000   Xerox Corp. company guaranty
                     9 3/4s, 2009                                                                                187,200
.........................................................................................................................
           345,000   Xerox Corp. notes Ser. MTN, 7.2s, 2016                                                      352,763
.........................................................................................................................
EUR        170,000   Xerox Corp. sr. notes 9 3/4s, 2009                                                          245,580
.........................................................................................................................
          $945,000   Xerox Corp. sr. notes 7 5/8s, 2013                                                        1,020,600
.........................................................................................................................
           635,000   Xerox Corp. sr. notes 7 1/8s, 2010                                                          677,863
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,128,837
------------------------------------------------------------------------------------------------------------------------
Textiles (0.3%)
.........................................................................................................................
           490,000   Galey & Lord, Inc. company guaranty
                     9 1/8s, 2008 (In default) (NON)                                                                  49
.........................................................................................................................
           795,000   Levi Strauss & Co. sr. notes 12 1/4s, 2012                                                  516,750
.........................................................................................................................
           390,000   Oxford Industries, Inc. 144A sr. notes
                     8 7/8s, 2011                                                                                426,563
.........................................................................................................................
           580,000   Russell Corp. company guaranty
                     9 1/4s, 2010                                                                                600,300
.........................................................................................................................
           347,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s, 2011                                                      398,183
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,941,845
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.1%)
.........................................................................................................................
           645,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                          562,763
.........................................................................................................................
            80,000   Goodyear Tire & Rubber Co. (The)
                     notes 6 3/8s, 2008                                                                           72,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 634,963
------------------------------------------------------------------------------------------------------------------------
Transportation (1.3%)
.........................................................................................................................
           370,000   Allied Holdings, Inc. company
                     guaranty Ser. B, 8 5/8s, 2007                                                               354,275
.........................................................................................................................
           460,000   American Airlines, Inc. pass-through
                     certificates Ser. 01-1, 6.817s, 2011                                                        418,600
.........................................................................................................................
            70,000   American Airlines, Inc. pass-through
                     certificates Ser. 99-1, 7.024s, 2009                                                         70,175
.........................................................................................................................
           885,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                               787,650
.........................................................................................................................
           280,000   Continental Airlines, Inc. pass-through
                     certificates Ser. D, 7.568s, 2006                                                           238,000
.........................................................................................................................
           810,000   CSX Corp. notes 6 1/4s, 2008                                                                887,709
.........................................................................................................................
           350,000   Delta Air Lines, Inc. pass-through
                     certificates Ser. 00-1, 7.779s, 2005                                                        321,972
.........................................................................................................................
           230,476   Delta Air Lines, Inc. pass-through
                     certificates Ser. 02-1, 7.779s, 2012                                                        200,514
.........................................................................................................................
           570,000   Evergreen International Aviation,
                     Inc. 144A sec. notes 12s, 2010                                                              473,813
.........................................................................................................................
EUR        200,000   Fixed-Link Finance BV sec. notes
                     Ser. B2-X, 7.85s, 2009 (Netherlands)                                                        179,076
.........................................................................................................................
          $790,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                               886,775
.........................................................................................................................
           160,000   Kansas City Southern Railway Co.
                     company guaranty 7 1/2s, 2009                                                               164,000
.........................................................................................................................
           605,000   Navistar International Corp. company
                     guaranty Ser. B, 9 3/8s, 2006                                                               665,500
.........................................................................................................................
           190,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                      195,938
.........................................................................................................................
            90,000   Northwest Airlines, Inc. company
                     guaranty 8.52s, 2004                                                                         90,450
.........................................................................................................................
           500,000   Northwest Airlines, Inc. company
                     guaranty 7 5/8s, 2005                                                                       487,500
.........................................................................................................................
           291,692   NWA Trust sr. notes Ser. A, 9 1/4s, 2012                                                    300,808
.........................................................................................................................
           143,431   Pacer International, Inc. bank term loan
                     FRN 3.9827s, 2010 (acquired 6/10/03,
                     cost $144,173) (RES)                                                                        144,328
.........................................................................................................................
           170,000   Travel Centers of America, Inc.
                     company guaranty 12 3/4s, 2009                                                              196,350
.........................................................................................................................
         1,058,467   US Air, Inc. pass-through certificates
                     Ser. 93-A2, 9 5/8s, 2004 (In default) (NON)                                                 317,540
.........................................................................................................................
           160,660   US Air, Inc. pass-through certificates
                     Ser. 93-A3, 10 3/8s, 2013 (In default) (NON)                                                 48,198
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,429,171
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (4.6%)
.........................................................................................................................
            48,000   AES Corp. (The) sr. notes 8 7/8s, 2011                                                       52,320
.........................................................................................................................
            28,000   AES Corp. (The) sr. notes 8 3/4s, 2008                                                       30,030
.........................................................................................................................
           670,000   AES Corp. (The) 144A sec. notes
                     9s, 2015                                                                                    757,100
.........................................................................................................................
           680,000   AES Corp. (The) 144A sec. notes
                     8 3/4s, 2013                                                                                759,900
.........................................................................................................................
           790,000   Allegheny Energy Supply 144A bonds
                     8 1/4s, 2012                                                                                744,575
.........................................................................................................................
           285,000   Allegheny Energy Supply 144A sec.
                     notes 10 1/4s, 2007                                                                         296,400
.........................................................................................................................
           365,000   Avon Energy Partners Holdings 144A
                     notes 7.05s, 2007 (United Kingdom)                                                          347,663
.........................................................................................................................
            35,000   Avon Energy Partners Holdings 144A
                     notes 6.46s, 2008 (United Kingdom)                                                           33,338
.........................................................................................................................
           470,000   Calpine Canada Energy Finance company
                     guaranty 8 1/2s, 2008 (Canada)                                                              372,475
.........................................................................................................................
            30,000   Calpine Corp. sr. notes 8 3/4s, 2007                                                         24,600
.........................................................................................................................
            65,000   Calpine Corp. sr. notes 8 5/8s, 2010                                                         50,700
.........................................................................................................................
           450,000   Calpine Corp. sr. notes 8 1/2s, 2011                                                        356,063
.........................................................................................................................
         1,100,000   Calpine Corp. sr. notes 7 7/8s, 2008                                                        852,500
.........................................................................................................................
         1,835,000   Calpine Corp. 144A sec. notes
                     8 1/2s, 2010                                                                              1,789,125
.........................................................................................................................
           240,000   CenterPoint Energy Resources Corp.
                     debs. 6 1/2s, 2008                                                                          257,106
.........................................................................................................................
           195,000   CenterPoint Energy Resources Corp.
                     144A notes 7 7/8s, 2013                                                                     220,759
.........................................................................................................................
           390,000   CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       399,750
.........................................................................................................................
            65,000   CMS Energy Corp. sr. notes 8 1/2s, 2011                                                      70,200
.........................................................................................................................
           380,000   CMS Energy Corp. sr. notes 7 5/8s, 2004                                                     391,400
.........................................................................................................................
           155,000   CMS Energy Corp. 144A sr. notes
                     7 3/4s, 2010                                                                                162,944
.........................................................................................................................
           240,000   Dynegy Holdings, Inc. sr. notes
                     6 7/8s, 2011                                                                                221,100
.........................................................................................................................
           970,000   Dynegy Holdings, Inc. 144A sec. notes
                     10 1/8s, 2013                                                                             1,115,500
.........................................................................................................................
           320,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. A, 7.27s, 2010                                                                323,200
.........................................................................................................................
           480,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. B, 7.67s, 2016                                                                436,800
.........................................................................................................................
           235,000   Edison Mission Energy sr. notes 10s, 2008                                                   243,813
.........................................................................................................................
           320,000   Edison Mission Energy sr. notes
                     9 7/8s, 2011                                                                                332,800
.........................................................................................................................
           270,000   Edison Mission Energy sr. notes
                     7.73s, 2009                                                                                 257,175
.........................................................................................................................
           575,000   El Paso Corp. sr. notes 7 3/8s, 2012                                                        529,000
.........................................................................................................................
           475,000   El Paso Corp. sr. notes Ser. MTN,
                     7 3/4s, 2032                                                                                404,938
.........................................................................................................................
           160,000   El Paso Natural Gas Co. debs.
                     8 5/8s, 2022                                                                                166,600
.........................................................................................................................
           150,000   El Paso Natural Gas Co. sr. notes
                     Ser. A, 7 5/8s, 2010                                                                        153,000
.........................................................................................................................
           785,000   El Paso Production Holding Co. 144A
                     sr. notes 7 3/4s, 2013                                                                      773,225
.........................................................................................................................
            85,000   Gemstone Investor, Ltd. 144A company
                     guaranty 7.71s, 2004                                                                         85,850
.........................................................................................................................
           180,000   Kansas Gas & Electric debs. 8.29s, 2016                                                     187,666
.........................................................................................................................
           632,345   Midland Funding II Corp. debs.
                     Ser. A, 11 3/4s, 2005                                                                       682,932
.........................................................................................................................
           330,000   Midwest Generation LLC pass-through
                     certificates Ser. A, 8.3s, 2009                                                             344,025
.........................................................................................................................
           230,000   Mirant Americas Generation, Inc. sr.
                     notes 8.3s, 2011 (In default) (NON)                                                         194,925
.........................................................................................................................
           105,000   Mirant Americas Generation, Inc. sr.
                     notes 7 5/8s, 2006 (In default) (NON)                                                        88,725
.........................................................................................................................
           230,000   Mirant Americas Generation, Inc. sr.
                     notes 7.2s, 2008 (In default) (NON)                                                         194,350
.........................................................................................................................
           240,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                               235,200
.........................................................................................................................
           570,000   Nevada Power Co. 144A 2nd mtge.
                     9s, 2013                                                                                    630,563
.........................................................................................................................
           290,000   Northwest Pipeline Corp. company
                     guaranty 8 1/8s, 2010                                                                       321,900
.........................................................................................................................
           285,000   Northwestern Corp. notes 7 7/8s, 2007
                     (In default) (NON)                                                                          257,213
.........................................................................................................................
           477,500   NRG bank term loan FRN 5.16s, 2010
                     (acquired various dates from 12/19/03
                     to 12/22/03, cost $475,113) (RES)                                                           487,050
.........................................................................................................................
           885,000   NRG Energy, Inc. 144A sr. sec. notes
                     8s, 2013                                                                                    929,250
.........................................................................................................................
           550,000   Orion Power Holdings, Inc. sr. notes
                     12s, 2010                                                                                   668,250
.........................................................................................................................
           320,000   Pacific Gas & Electric Co. 144A sr.
                     notes 10 3/8s, 2005 (In default) (NON)                                                      321,600
.........................................................................................................................
           735,000   PG&E Corp. 144A sec. notes 6 7/8s, 2008                                                     795,638
.........................................................................................................................
           135,000   PG&E Gas Transmission Northwest sr.
                     notes 7.1s, 2005                                                                            136,755
.........................................................................................................................
           515,000   PSEG Energy Holdings, Inc. notes
                     7 3/4s, 2007                                                                                546,544
.........................................................................................................................
           410,000   SEMCO Energy, Inc. sr. notes 7 3/4s, 2013                                                   431,013
.........................................................................................................................
           840,000   Southern California Edison Co. 1st
                     mtge. 8s, 2007                                                                              960,750
.........................................................................................................................
            80,000   Southern California Edison Co. notes
                     6 3/8s, 2006                                                                                 84,808
.........................................................................................................................
           265,000   Teco Energy, Inc. notes 10 1/2s, 2007                                                       309,388
.........................................................................................................................
           150,000   Teco Energy, Inc. notes 7.2s, 2011                                                          156,000
.........................................................................................................................
           415,000   Teco Energy, Inc. notes 7s, 2012                                                            427,450
.........................................................................................................................
           320,000   Teco Energy, Inc. sr. notes 7 1/2s, 2010                                                    342,400
.........................................................................................................................
            65,000   Tennessee Gas Pipeline Co. debs. 7s, 2028                                                    61,750
.........................................................................................................................
           885,000   Utilicorp Canada Finance Corp.
                     company guaranty 7 3/4s, 2011 (Canada)                                                      856,238
.........................................................................................................................
           530,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                611,318
.........................................................................................................................
           120,000   Williams Cos., Inc. (The) notes
                     8 3/4s, 2032                                                                                135,600
.........................................................................................................................
           455,000   Williams Cos., Inc. (The) notes
                     6 1/2s, 2006                                                                                470,925
.........................................................................................................................
           635,000   Williams Cos., Inc. (The) notes
                     Ser. A, 6 3/4s, 2006                                                                        657,225
.........................................................................................................................
           605,000   Williams Cos., Inc. (The) sr. notes
                     8 5/8s, 2010                                                                                685,163
.........................................................................................................................
           320,000   Williams Holdings Of Delaware notes
                     6 1/2s, 2008                                                                                330,800
.........................................................................................................................
            99,500   Williams Products bank term loan
                     FRN 4.92s, 2007 (acquired 6/4/03,
                     cost $99,500) (RES)                                                                         100,619
.........................................................................................................................
           815,414   York Power Funding 144A notes
                     12s, 2007 (Cayman Islands) (In default) (NON)                                               570,790
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,226,772
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $290,510,621)                                                                    $302,237,405
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (16.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
AUD      2,720,000   Australia (Government of) bonds
                     6 1/2s, 2013                                                                             $2,182,449
.........................................................................................................................
USD      1,585,000   Brazil (Federal Republic of) bonds
                     10 1/8s, 2027                                                                             1,676,138
.........................................................................................................................
USD        930,000   Brazil (Federal Republic of) bonds
                     2.188s, 2012                                                                                841,650
.........................................................................................................................
USD        560,000   Brazil (Federal Republic of) unsub.
                     notes 11s, 2040                                                                             616,000
.........................................................................................................................
USD        790,000   Bulgaria (Republic of) bonds 1.938s,
                     2024                                                                                        782,100
.........................................................................................................................
USD      2,248,000   Bulgaria (Republic of) 144A bonds
                     8 1/4s, 2015                                                                              2,644,772
.........................................................................................................................
CAD      1,800,000   Canada (Government of) bonds
                     5 1/2s, 2010                                                                              1,484,582
.........................................................................................................................
CAD        585,000   Canada (Government of) bonds
                     Ser. WL43, 5 3/4s, 2029                                                                     487,425
.........................................................................................................................
USD        780,000   Chile (Republic of) bonds 5 1/2s, 2013                                                      803,400
.........................................................................................................................
USD      1,495,000   Colombia (Republic of) bonds
                     10 3/8s, 2033                                                                             1,603,388
.........................................................................................................................
USD      2,690,000   Colombia (Republic of) notes
                     10 3/4s, 2013                                                                             3,057,185
.........................................................................................................................
USD        390,000   Colombia (Republic of) unsub.
                     9 3/4s, 2009                                                                                430,950
.........................................................................................................................
EUR        525,000   Colombia (Republic of) unsub. bonds
                     Ser. 15A, 11 3/8s, 2008                                                                     754,437
.........................................................................................................................
USD        140,000   Dominican (Republic of) 144A notes
                     9.04s, 2013                                                                                 106,400
.........................................................................................................................
USD      3,220,000   Ecuador (Republic of) bonds
                     stepped-coupon Ser. REGS, 7s (8s,
                     8/15/04), 2030 (STP)                                                                      2,479,400
.........................................................................................................................
USD        460,000   El Salvador (Republic of) 144A bonds
                     8 1/4s, 2032                                                                                455,400
.........................................................................................................................
USD      1,460,000   El Salvador (Republic of) 144A bonds
                     7 3/4s, 2023                                                                              1,536,650
.........................................................................................................................
EUR      2,945,000   France (Government of) bonds
                     5 3/4s, 2032                                                                              4,159,612
.........................................................................................................................
EUR      5,155,000   France (Government of) bonds
                     5 1/2s, 2010                                                                              7,089,308
.........................................................................................................................
EUR        920,000   France (Government of) deb. 4s, 2009                                                      1,174,135
.........................................................................................................................
EUR      1,190,000   Hellenic Greece (Republic of) bonds
                     3 1/2s, 2008                                                                              1,499,809
.........................................................................................................................
USD        155,000   Indonesia (Republic of) FRN 2.005s, 2006                                                    140,663
.........................................................................................................................
USD        395,000   Indonesia (Republic of) FRN 2.005s, 2005                                                    371,300
.........................................................................................................................
EUR      1,270,000   Italy (Government of) treasury bonds
                     4 3/4s, 2006                                                                              1,669,024
.........................................................................................................................
NZD      4,680,000   New Zealand (Government of) bonds
                     8s, 2006                                                                                  3,254,733
.........................................................................................................................
NZD      5,060,000   New Zealand (Government of) bonds
                     Ser. 709, 7s, 2009                                                                        3,497,417
.........................................................................................................................
USD        850,000   Peru (Republic of) bonds 8 3/4s, 2033                                                       850,000
.........................................................................................................................
USD      1,390,000   Philippines (Republic of) bonds
                     9 7/8s, 2019                                                                              1,452,550
.........................................................................................................................
USD      1,280,000   Philippines (Republic of) notes
                     8 1/4s, 2014                                                                              1,264,000
.........................................................................................................................
USD      2,815,000   Russia (Federation of) unsub.
                     stepped-coupon 5s (7 1/2s, 3/31/07),
                     2030 (STP)                                                                                2,699,585
.........................................................................................................................
USD      5,650,625   Russia (Federation of) 144A unsub.
                     stepped-coupon 5s (7 1/2s, 3/31/07),
                     2030 (STP)                                                                                5,418,949
.........................................................................................................................
USD        810,000   Russia (Ministry of Finance) deb.
                     Ser. V, 3s, 2008                                                                            726,975
.........................................................................................................................
EUR        260,000   South Africa (Republic of) bonds
                     5 1/4s, 2013                                                                                315,426
.........................................................................................................................
USD      2,455,000   South Africa (Republic of) notes
                     7 3/8s, 2012                                                                              2,765,558
.........................................................................................................................
SEK     26,845,000   Sweden (Government of) bonds
                     6 3/4s, 2014                                                                              4,320,181
.........................................................................................................................
SEK     22,945,000   Sweden (Government of) bonds
                     Ser. 3101, 4s, 2008                                                                       3,900,583
.........................................................................................................................
USD        260,000   Turkey (Republic of) notes 9 7/8s, 2008                                                     297,700
.........................................................................................................................
USD        336,470   Ukraine (Government of) sr. notes
                     Ser. REGS, 11s, 2007                                                                        375,164
.........................................................................................................................
USD        625,000   Ukraine (Government of) 144A bonds
                     7.65s, 2013                                                                                 643,125
.........................................................................................................................
GBP        575,000   United Kingdom treasury bonds
                     8 3/4s, 2017                                                                              1,430,223
.........................................................................................................................
GBP        980,000   United Kingdom treasury bonds 5s, 2012                                                    1,783,244
.........................................................................................................................
GBP      1,315,000   United Kingdom treasury bonds 5s, 2004                                                    2,365,751
.........................................................................................................................
GBP      5,850,000   United Kingdom treasury bonds
                     7 1/2s, 2006                                                                             11,336,032
.........................................................................................................................
USD      1,130,000   United Mexican States bonds Ser. MTN,
                     8.3s, 2031                                                                                1,265,600
.........................................................................................................................
USD      1,455,000   United Mexican States notes 8 1/8s, 2019                                                  1,624,508
.........................................................................................................................
USD        850,000   United Mexican States notes 7 1/2s, 2012                                                    956,250
.........................................................................................................................
USD        540,000   United Mexican States notes 5 7/8s, 2014                                                    533,250
.........................................................................................................................
USD        540,000   United Mexican States notes 4 5/8s, 2008                                                    544,860
.........................................................................................................................
USD      1,315,000   Venezuela (Republic of) bonds
                     9 1/4s, 2027                                                                              1,192,048
.........................................................................................................................
USD      1,645,000   Venezuela (Republic of) unsub. bonds
                     5 3/8s, 2010                                                                              1,348,900
.........................................................................................................................
USD        395,000   Venezuela (Republic of) 144A notes
                     10 3/4s, 2013                                                                               419,688
------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government Bonds
                     and Notes (cost $81,088,768)                                                            $94,628,477
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (12.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (2.9%)
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
           $78,778   7 1/2s, September 1, 2022                                                                   $84,210
.........................................................................................................................
             4,191   7s, June 1, 2032                                                                              4,437
.........................................................................................................................
        16,511,218   6 1/2s, with due dates from
                     September 1, 2028 to October 1, 2033                                                     17,271,355
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,360,002
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (1.8%)
.........................................................................................................................
         8,956,000   Fannie Mae notes Ser. B, 7 1/4s,
                     January 15, 2010                                                                         10,559,446
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (8.1%)
.........................................................................................................................
                     U.S. Treasury Bonds
.........................................................................................................................
         7,072,000   6 1/4s, May 15, 2030                                                                      8,160,975
.........................................................................................................................
         8,570,000   6 1/4s, August 15, 2023                                                                   9,768,129
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
         5,239,000   4 1/4s, August 15, 2013                                                                   5,245,549
.........................................................................................................................
        11,745,000   1 5/8s, March 31, 2005                                                                   11,785,379
.........................................................................................................................
        40,835,000   U.S. Treasury Strip Ser. 50, zero %,
                     November 15, 2024                                                                        12,999,128
------------------------------------------------------------------------------------------------------------------------
                                                                                                              47,959,160
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations (cost $74,656,688)                                                   $75,878,608
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $205,000   Aames Mortgage Trust FRN Ser. 03-1,
                     Class M6, 4.141s, 2033                                                                     $177,525
.........................................................................................................................
                     ABSC NIMS Trust 144A
.........................................................................................................................
           349,444   Ser. 03-HE5, Class A, 7s, 2033                                                              341,581
.........................................................................................................................
           215,000   Ser. 03-HE7, Class A, 7s, 2033                                                              211,775
.........................................................................................................................
                     Ameriquest Mortgage Securities, Inc.
.........................................................................................................................
            88,000   FRB Ser. 03-10, Class MV6, 4.891s, 2033                                                      73,040
.........................................................................................................................
            71,000   FRB Ser. 03-8, Class MV6, 4.891s, 2033                                                       60,130
.........................................................................................................................
           142,000   FRB Ser. 03-AR3, Class M5, 4.891s, 2033                                                     144,925
.........................................................................................................................
           358,000   FRN Ser. 03-1, Class M4, 4.221s, 2033                                                       311,302
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
        17,170,909   Ser. 02-BC1, Class A, Interest Only (IO),
                     6s, 2005                                                                                    406,473
.........................................................................................................................
           328,000   FRN Ser. 02-BC5, Class B, 3.391s, 2032                                                      297,250
.........................................................................................................................
           266,386   AQ Finance NIM Trust Ser. 03-N1,
                     Class Note, 9.37s, 2033                                                                     266,761
.........................................................................................................................
                     AQ Finance NIM Trust 144A
.........................................................................................................................
           589,079   Ser. 03-N2, Class Note, 9.3s, 2033                                                          594,970
.........................................................................................................................
           150,080   Ser. 03-N9A, Class NOTE, 7.385s, 2033                                                       150,080
.........................................................................................................................
            37,777   Arc Net Interest Margin Trust
                     Ser. 02-5A, Class A, 7 3/4s, 2032                                                            37,534
.........................................................................................................................
                     Arc Net Interest Margin Trust 144A
.........................................................................................................................
            82,799   Ser. 02-1A, Class A, 7 3/4s, 2032                                                            82,785
.........................................................................................................................
           157,657   Ser. 02-8A, Class A1, 7 3/4s, 2032                                                          156,358
.........................................................................................................................
           326,000   Arcap REIT, Inc. 144A Ser. 03-1A,
                     Class E, 6.33s, 2038                                                                        330,737
.........................................................................................................................
           300,000   Argent NIM Trust 144A Ser. 03-N6,
                     Class A, 6.4s, 2034                                                                         299,250
.........................................................................................................................
           160,000   Argent Securities, Inc. FRB
                     Ser. 03-W1, Class MV6, 4.871s, 2033                                                         134,660
.........................................................................................................................
                     Asset Backed Funding Certificates
.........................................................................................................................
           326,000   FRB Ser. 03-OPT1, Class M6, 4.641s, 2031                                                    296,902
.........................................................................................................................
           113,000   FRB Ser. 03-WF1, Class M4, 4.391s, 2032                                                     104,415
.........................................................................................................................
           370,000   FRB Ser. 03-WF1, Class M3, 4.191s, 2032                                                     371,200
.........................................................................................................................
             4,317   Asset Backed Funding Corp. NIM Trust
                     Ser. 02-WF1, Class Note, 9.32s, 2032                                                          4,320
.........................................................................................................................
            38,325   Asset Backed Funding Corp. NIM Trust
                     144A Ser. 03-WF1, Class N1, 8.35s, 2032                                                      38,325
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust
.........................................................................................................................
           251,000   FRB Ser. 03-HE1, Class M4, 5.6s, 2033                                                       229,730
.........................................................................................................................
           136,000   FRB Ser. 03-HE5, Class M5, 5.35s, 2033                                                      120,386
.........................................................................................................................
           308,000   FRB Ser. 03-HE6, Class M6, 5.141s, 2033                                                     270,341
.........................................................................................................................
           689,000   FRN Ser. 03-HE2, Class M4, 5.013s, 2033                                                     691,725
.........................................................................................................................
           334,000   FRN Ser. 03-HE3, Class M5, 5.1s, 2033                                                       293,135
.........................................................................................................................
           213,000   FRB Ser. 02-HE3, Class M4, 4.163s, 2032                                                     194,303
.........................................................................................................................
           283,201   Aviation Capital Group Trust 144A FRB
                     Ser. 03-2A, Class G1, 1.849s, 2033                                                          280,281
.........................................................................................................................
         1,636,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.06s, 2009                                                         1,626,222
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
           674,997   Ser. 02-CA, Class A, IO, 5.7s, 2004                                                          22,781
.........................................................................................................................
           580,437   FRN Ser. 01-DA, Class M3, 2.541s, 2031                                                      574,633
.........................................................................................................................
        25,726,278   Ser. 03-X, Class A, IO, 1.36s, 2006                                                         410,013
.........................................................................................................................
                     CDC Mortgage Capital Trust
.........................................................................................................................
           259,997   FRB Ser. 03-HE2, Class B3, 4.891s, 2033                                                     228,960
.........................................................................................................................
           218,999   FRB Ser. 03-HE3, Class B3, 4.891s, 2033                                                     191,240
.........................................................................................................................
                     Chase Funding Net Interest Margin 144A
.........................................................................................................................
           262,257   Ser. 03-2A, Class NOTE, 8 3/4s, 2035                                                        262,912
.........................................................................................................................
            95,669   Ser. 03-1A, Class NOTE, 8 3/4s, 2004                                                         95,669
.........................................................................................................................
           471,404   Ser. 03-4A, Class NOTE, 6 3/4s, 2036                                                        513,019
.........................................................................................................................
           103,557   Ser. 03-5A, Class NOTE, 5 3/4s, 2034                                                        103,493
.........................................................................................................................
           162,000   Citigroup Mortgage Loan Trust, Inc.
                     FRB Ser. 03-HE3, Class M4, 6.15s, 2034                                                      151,826
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
           912,000   Ser. 01-4, Class B1, 9.4s, 2010                                                              91,200
.........................................................................................................................
           210,000   Ser. 00-2, Class A4, 8.48s, 2021                                                            217,235
.........................................................................................................................
         3,803,000   Ser. 00-4, Class A6, 8.31s, 2032                                                          3,080,430
.........................................................................................................................
           960,000   Ser. 00-6, Class M2, 8.2s, 2032                                                             144,000
.........................................................................................................................
           200,000   Ser. 01-3, Class M2, 7.44s, 2033                                                             40,000
.........................................................................................................................
            19,000   Ser. 01-04, Class A4, 7.36s, 2019                                                            17,593
.........................................................................................................................
           423,000   Ser. 01-3, Class A4, 6.91s, 2033                                                            380,293
.........................................................................................................................
         2,464,567   Ser. 02-1, Class A, 6.681s, 2032                                                          2,506,601
.........................................................................................................................
            11,000   Ser. 01-3, Class A3, 5.79s, 2024                                                             10,820
.........................................................................................................................
           697,000   Consumer Credit Reference IDX
                     Securities FRB Ser. 02-1A, Class A,
                     3.17s, 2007                                                                                 703,495
.........................................................................................................................
           568,000   Countrywide Asset Backed Certificates
                     FRB Ser. 03-5, Class BV, 4.141s, 2033                                                       519,898
.........................................................................................................................
           361,000   Crest, Ltd. 144A Ser. 03-2A, Class E2,
                     8s, 2038                                                                                    319,823
.........................................................................................................................
                     First Franklin Mortgage Loan Asset
                     Backed Certificates
.........................................................................................................................
           159,000   FRB Ser. 03-FF4, Class M6, 4.919s, 2033                                                     145,286
.........................................................................................................................
           146,000   Ser. 03-FF3, 4.119s, 2033                                                                   136,769
.........................................................................................................................
           364,535   First Franklin NIM Trust 144A
                     Ser. 03-FF3A, Class A, 6 3/4s, 2033                                                         363,120
.........................................................................................................................
           111,587   Fremont NIM Trust 144A Ser. 03-B,
                     Class NOTE, 5.65s, 2033                                                                     111,564
.........................................................................................................................
                     Granite Mortgages PLC
.........................................................................................................................
GBP        920,000   FRN Ser. 03-2, Class 3C, 5.323s, 2043
                     (United Kingdom)                                                                          1,655,126
.........................................................................................................................
EUR      1,225,000   Ser. 03-2, Class 2C1, 5.2s, 2010
                     (United Kingdom)                                                                          1,543,457
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
        $1,056,000   Ser. 99-5, Class A5, 7.86s, 2030                                                            902,880
.........................................................................................................................
           209,197   Ser. 95-F, Class B2, 7.1s, 2021                                                             186,185
.........................................................................................................................
           131,068   Ser. 99-3, Class A5, 6.16s, 2031                                                            132,891
.........................................................................................................................
                     Greenpoint Manufactured Housing
.........................................................................................................................
         1,793,444   Ser. 00-3, Class IA, 8.45s, 2031                                                          1,546,354
.........................................................................................................................
            50,000   Ser. 99-5, Class A4, 7.59s, 2028                                                             50,446
.........................................................................................................................
                     GSAMP Trust
.........................................................................................................................
            53,279   Ser. 02-HE2N, Class Note, 8 1/4s, 2032                                                       53,358
.........................................................................................................................
           183,000   FRB Ser. 03-FM1, Class B3, 5.649s, 2033                                                     167,892
.........................................................................................................................
           212,524   GSAMP Trust 144A Ser. 03-HE1N, Class
                     NOTE, 7 1/4s, 2033                                                                          212,325
.........................................................................................................................
                     Home Equity Asset Trust
.........................................................................................................................
            50,106   Ser. 02-1N, Class A, 8s, 2032                                                                49,730
.........................................................................................................................
           129,000   FRB Ser. 03-8, Class B3, 5.65s, 2034                                                        118,035
.........................................................................................................................
           326,000   FRB Ser. 03-5, Class B3, 5.641s, 2033                                                       294,106
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
           452,125   Ser. 02-5N, Class A, 8s, 2033                                                               446,474
.........................................................................................................................
           195,736   Ser. 03-4N, Class A, 8s, 2033                                                               194,464
.........................................................................................................................
         1,135,000   LNR CDO, Ltd. Ser. 02-1A, Class FFL,
                     3.891s, 2037 (Cayman Islands)                                                             1,052,940
.........................................................................................................................
           660,000   LNR CDO, Ltd. 144A FRB Ser. 03-1A,
                     Class EFL, 4.119s, 2036 (Cayman Islands)                                                    668,580
.........................................................................................................................
           388,706   Long Beach Asset Holdings Corp. 144A
                     Ser. 2003-2, Class N1, 7.627s, 2033                                                         426,453
.........................................................................................................................
           206,452   Long Beach Asset Holdings Corp. NIM
                     Trust 144A Ser. 03-4, Class N1,
                     6.535s, 2033                                                                                206,388
.........................................................................................................................
           360,000   Long Beach Mortgage Loan Trust FRB
                     Ser. 03-3, Class M4, 4.641s, 2033                                                           297,000
.........................................................................................................................
           925,076   Madison Avenue Manufactured Housing
                     Contract FRB Ser. 02-A, Class B1,
                     4.391s, 2032                                                                                601,299
.........................................................................................................................
                     Master Asset Backed Securities Trust
.........................................................................................................................
           118,000   FRB Ser. 03-NC1, Class M6, 5.141s, 2033                                                     107,014
.........................................................................................................................
           451,000   FRN Ser. 03-OPT2, Class M5,
                     4.891s, 2033                                                                                421,297
.........................................................................................................................
           175,000   Master Asset Backed Securities Trust FRB
                     Ser. 03-OPT1, Class MV5, 4.641s, 2032                                                       163,730
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
           228,802   Ser. 03-WM3N, Class N1, 8s, 2005                                                            226,652
.........................................................................................................................
           176,000   FRB Ser. 03-OPT1, Class B3, 4.141s, 2034                                                    153,863
.........................................................................................................................
           256,000   FRB Ser. 03-WMC3, Class B3,
                     4.141s, 2034                                                                                217,099
.........................................................................................................................
           583,000   FRB Ser. 03-WMC1, Class B2,
                     4.141s, 2033                                                                                506,276
.........................................................................................................................
                     Mid-State Trust
.........................................................................................................................
           357,539   Ser. 11, Class B, 8.221s, 2038                                                              336,087
.........................................................................................................................
           474,292   Ser. 10, Class B, 7.54s, 2036                                                               428,642
.........................................................................................................................
                     Morgan Stanley ABS Capital I
.........................................................................................................................
           338,000   FRB Ser. 03-NC10, Class B3, 4.891s, 2033                                                    295,044
.........................................................................................................................
           346,000   FRN Ser. 03-NC6, Class B3, 4.891s, 2033                                                     304,388
.........................................................................................................................
           301,000   FRB Ser. 02-NC6, Class B2, 4.891s, 2032                                                     271,354
.........................................................................................................................
            98,957   Morgan Stanley ABS Capital I 144A
                     Ser. 03-NC9N, Class NOTE, 7.6s, 2033                                                         98,957
.........................................................................................................................
           401,000   Morgan Stanley Capital I FRB
                     Ser. 03-NC8, Class B3, 4.891s, 2033                                                         350,646
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
          $307,000   FRN Ser. 01-NC4, Class B1, 3.641s, 2032                                                     289,502
.........................................................................................................................
           350,000   FRN Ser. 01-NC3, Class B1, 3.591s, 2031                                                     331,822
.........................................................................................................................
           560,000   FRN Ser. 02-AM2, Class B1, 3.391s, 2032                                                     510,526
.........................................................................................................................
           301,000   FRN Ser. 02-HE1, Class B1, 2.941s, 2032                                                     293,499
.........................................................................................................................
             9,020   Morgan Stanley Dean Witter Capital I
                     144A Ser. 01-NC4N, Class Note,
                     8 1/2s, 2032                                                                                  9,020
.........................................................................................................................
           342,000   New Century Home Equity Loan Trust
                     FRN Ser. 03-2, Class M4, 4.741s, 2033                                                       298,074
.........................................................................................................................
           201,000   New Century Mortgage Corp. NIM Trust
                     144A Ser. 03-B, Class NOTE, 6 1/2s, 2033                                                    201,000
.........................................................................................................................
            26,213   NovaStar Caps Trust Ser. 02-C1, Class A,
                     7.15s, 2031                                                                                  26,213
.........................................................................................................................
                     Option One Mortgage Loan Trust
.........................................................................................................................
           319,000   FRB Ser. 03-6, Class M6, 4.641s, 2033                                                       278,527
.........................................................................................................................
           320,000   FRN Ser. 03-3, Class M6, 4.641s, 2033                                                       286,225
.........................................................................................................................
            16,003   Option One Mortgage Securities Corp.
                     Ser. 02-2A, Class CFTS, 8.83s, 2032                                                          16,016
.........................................................................................................................
                     Option One Mortgage Securities
                     Corp. 144A
.........................................................................................................................
           133,284   Ser. 03-5, Class Note, 6.9s, 2033                                                           133,284
.........................................................................................................................
            36,279   Ser. 02-1, Class CTFS, 6 3/4s, 2032                                                          36,125
.........................................................................................................................
           146,445   Option One Mortgage Securities Corp.
                     NIM Trust 144A Ser. 2003-2B, Class N1,
                     7.63s, 2033 (Cayman Islands)                                                                146,353
.........................................................................................................................
           704,657   Pass-Through Amortizing Credit Card
                     Trust Ser. 02-1A, Class A4FL, 6.65s, 2012                                                   707,378
.........................................................................................................................
         3,408,197   Residential Asset Mortgage Products,
                     Inc. Ser. 03-RZ1, Class A, IO, 5 3/4s, 2005                                                 208,220
.........................................................................................................................
           210,135   Rural Housing Trust Ser. 87-1, Class D,
                     6.33s, 2026                                                                                 220,051
.........................................................................................................................
           113,335   SAIL Net Interest Margin Notes
                     Ser. 03-4, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                            113,211
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
           468,449   Ser. 03-BC2A, Class A, 7 3/4s, 2033                                                         467,087
.........................................................................................................................
           599,056   Ser. 03-10A, Class A, 7 1/2s, 2033                                                          611,092
.........................................................................................................................
           155,052   Ser. 03-6A, Class A, 7s, 2033                                                               153,899
.........................................................................................................................
           319,185   Ser. 03-7A, Class A, 7s, 2033                                                               316,817
.........................................................................................................................
            95,078   Ser. 03-8A, Class A, 7s, 2033                                                                98,347
.........................................................................................................................
            57,153   Ser. 03-13A, Class A, 6 3/4s, 2033                                                           57,080
.........................................................................................................................
            84,665   Sasco Arc Net Interest Margin Notes
                     Ser. 02-BC10, Class A, 7 3/4s, 2033                                                          83,895
.........................................................................................................................
                     Sasco Arc Net Interest Margin Notes 144A
.........................................................................................................................
           296,348   Ser. 03-3, Class A, 7 3/4s, 2033                                                            294,860
.........................................................................................................................
           484,227   Ser. 03-AM1, Class A, 7 3/4s, 2033                                                          481,866
.........................................................................................................................
           576,361   Ser. 03-5, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                            576,192
.........................................................................................................................
           235,925   Sasco Arc Net Interest Margin Trust
                     144A Ser. 03-BC1, Class B, zero %, 2033                                                     168,944
.........................................................................................................................
           225,000   Saxon Asset Securities Trust FRB
                     Ser. 03-3, Class M6, 5.141s, 2033                                                           194,906
.........................................................................................................................
           277,000   Saxon Net Interest Margin Trust 144A
                     Ser. 03-A, Class A, 6.656s, 2033                                                            276,913
.........................................................................................................................
           367,018   SHARP Ser. 03-NC1N, Class N,
                     7 1/4s, 2033                                                                                367,359
.........................................................................................................................
                     SHARP 144A
.........................................................................................................................
           108,765   Ser. 03-TC1N, 7 3/4s, 2033                                                                  108,765
.........................................................................................................................
           194,000   Ser. 03-HS1N, Class N, 7.48s, 2033                                                          194,848
.........................................................................................................................
           120,000   South Coast Funding FRB Ser. 3A,
                     Class A2, 2.37s, 2038                                                                       120,000
.........................................................................................................................
           145,000   Specialty Underwriting & Residential
                     Finance FRB Ser. 03-BC4, Class B3,
                     1.17s, 2034                                                                                 127,357
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
           530,300   Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                         527,723
.........................................................................................................................
           117,000   Ser. 03-BC2, Class B, 7s, 2033                                                              111,056
.........................................................................................................................
         2,446,000   Ser. 03-BC8, Class A, IO, 6s, 2005                                                          153,008
.........................................................................................................................
         8,461,653   Ser. 03-BC2, Class A, IO, 6s, 2005                                                          421,096
.........................................................................................................................
           314,000   FRN Ser. 2003-BC3, Class B, 4.641s, 2033                                                    293,786
.........................................................................................................................
           816,000   Ser. 03-BC1, Class M3, 4.141s, 2033                                                         809,274
.........................................................................................................................
           450,000   FRB Ser. 03-BC10, Class B, 4.141s, 2033                                                     406,705
.........................................................................................................................
           279,000   FRB Ser. 03-BC13, Class M6, 4.141s, 2033                                                    237,150
.........................................................................................................................
           137,000   FRN Ser. 03-BC8, Class B, 4.141s, 2033                                                      124,734
.........................................................................................................................
           337,000   Structured Asset Securities Corp. FRN
                     Ser. 02-HF2, Class M3, 3.141s, 2032                                                         311,725
.........................................................................................................................
           351,000   TIAA Commercial Real Estate
                     Securitization Ser. 02-1A, Class IV,
                     6.84s, 2037                                                                                 291,957
.........................................................................................................................
           395,000   TIAA Commercial Real Estate
                     Securitization 144A Ser. 03-1A, Class E,
                     8s, 2038                                                                                    351,673
.........................................................................................................................
         2,453,000   Washington Mutual Ser. 03-S1, Class A11,
                     IO, 5 1/2s, 2033                                                                            223,740
.........................................................................................................................
           770,000   Whole Auto Loan Trust 144A Ser. 03-1,
                     Class D, 6s, 2010                                                                           766,992
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $51,466,426)                                                                      $48,464,418
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $23,144,867   Deutsche Mortgage & Asset Receiving
                     Corp. Ser. 98-C1, Class X, IO, 1.047s, 2023                                                $749,183
.........................................................................................................................
           194,688   Entertainment Properties Trust 144A
                     Ser. 03-EPR, Class A1, 4.239s, 2018                                                         193,918
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
           161,148   Ser. 98-51, Class SG, IO, 25.16s, 2022                                                       61,979
.........................................................................................................................
           923,882   Ser. 02-36, Class SJ, 17.272s, 2029                                                       1,026,576
.........................................................................................................................
           590,159   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                         644,004
.........................................................................................................................
             5,615   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                           6,127
.........................................................................................................................
             3,376   Ser. 02-14, Class A2, 7 1/2s, 2042                                                            3,684
.........................................................................................................................
           657,841   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                         717,862
.........................................................................................................................
             6,602   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                            7,204
.........................................................................................................................
         2,537,853   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                        2,769,404
.........................................................................................................................
           373,573   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                          407,658
.........................................................................................................................
         1,126,967   Ser. 01-T1, Class A1, 7 1/2s, 2040                                                        1,229,790
.........................................................................................................................
           448,295   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                          489,197
.........................................................................................................................
           241,204   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                          263,211
.........................................................................................................................
         1,118,588   Ser. 01-T4, Class A1, 7 1/2s, 2028                                                        1,220,647
.........................................................................................................................
             1,505   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                            1,642
.........................................................................................................................
         2,001,728   Ser. 02-36, Class QH, IO, 6.909s, 2029                                                      131,354
.........................................................................................................................
           345,775   Ser. 02-29, Class SL, IO, 6.909s, 2029                                                        5,294
.........................................................................................................................
         1,051,933   Ser. 03-7, Class SM, IO, 6.909s, 2023                                                        40,269
.........................................................................................................................
         3,399,857   Ser. 03-49, Class TS, IO, 6.559s, 2018                                                      442,513
.........................................................................................................................
         1,450,970   Ser. 03-14, Class KS, IO, 6.459s, 2017                                                      124,013
.........................................................................................................................
           758,387   Ser. 03-23, Class SC, IO, 6.409s, 2033                                                       61,145
.........................................................................................................................
         2,825,900   Ser. 03-41, Class SP, IO, 6.059s, 2015                                                      232,695
.........................................................................................................................
         1,568,152   Ser. 03-26, Class IG, IO, 6s, 2033                                                          280,062
.........................................................................................................................
         1,223,399   Ser. 03-58, Class ID, IO, 6s, 2033                                                          243,151
.........................................................................................................................
         1,447,953   Ser. 343, Class 14, IO, 6s, 2033                                                            315,156
.........................................................................................................................
           979,628   Ser. 322, Class 2, IO, 6s, 2032                                                             179,394
.........................................................................................................................
         1,344,007   Ser. 318, Class 2, IO, 6s, 2032                                                             245,281
.........................................................................................................................
           528,811   Ser. 01-74, Class MI, IO, 6s, 2015                                                           30,225
.........................................................................................................................
         9,493,998   Ser. 03-34, IO, 5.959s, 2032                                                                936,049
.........................................................................................................................
         8,075,672   Ser. 03-34, Class ES, IO, 5.859s, 2033                                                      796,211
.........................................................................................................................
         3,230,284   Ser. 03-34, Class SG, IO, 5.859s, 2033                                                      321,514
.........................................................................................................................
         2,060,875   Ser. 03-45, Class PI, IO, 5 1/2s, 2029                                                      262,762
.........................................................................................................................
         2,775,986   Ser. 03-37, Class IC, IO, 5 1/2s, 2027                                                      310,133
.........................................................................................................................
         5,890,901   Ser. 03-63, Class SE, IO, 5.459s, 2031                                                      656,283
.........................................................................................................................
         4,550,827   Ser. 03-23, Class AI, IO, 5s, 2017                                                          521,923
.........................................................................................................................
         1,603,200   Ser. 03-24, Class IC, IO, 5s, 2015                                                          299,270
.........................................................................................................................
        10,617,188   Ser. 00-T6, IO, 0.742s, 2030                                                                230,592
.........................................................................................................................
             1,125   Ser. 92-15, Class L, IO, 2.089s, 2022                                                        15,205
.........................................................................................................................
           690,005   Ser. 343, Class 17, IO, 5 1/2s, 2033                                                        153,957
.........................................................................................................................
         1,507,675   Ser. 343, Class 15, IO, 5 1/2s, 2033                                                        329,568
.........................................................................................................................
         2,208,526   Ser. 329, Class 2, IO, 5 1/2s, 2033                                                         512,102
.........................................................................................................................
         2,656,595   Ser. 343, Class 5, IO, 5s, 2033                                                             621,394
.........................................................................................................................
         2,968,590   Ser. 343, Class 9, IO, 5s, 2033                                                             724,058
.........................................................................................................................
        11,240,666   Ser. 03-W10, Class 3A, IO, 2.171s, 2043                                                     403,961
.........................................................................................................................
         9,446,672   Ser. 03-W10, Class 1A, IO, 2.164s, 2043                                                     332,110
.........................................................................................................................
           118,393   Ser. 02-97, PO, zero %, 2033                                                                106,183
.........................................................................................................................
           210,816   Ser. 99-51, Class N, Principal Only (PO),
                     zero %, 2029                                                                                182,982
.........................................................................................................................
           155,567   Ser. 99-52, Class MO, PO, zero %, 2026                                                      150,496
.........................................................................................................................
            18,298   Ser. 96-5, Class PB, PO, zero %, 2024                                                        17,978
.........................................................................................................................
             7,231   Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
                     Ser. T-58, Class 4A, 7 1/2s, 2043                                                             7,884
.........................................................................................................................
        13,388,992   FFCA Secured Lending Corp. Ser. 00-1,
                     Class X, IO, 1.636s, 2020                                                                   925,021
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
         1,170,400   Ser. 2412, Class GS, FRN, 17.908s, 2032                                                   1,404,480
.........................................................................................................................
           373,501   Ser. 2478, Class SY, IO, 6.988s, 2021                                                        20,426
.........................................................................................................................
           349,221   Ser. 2448, Class SE, IO, 6.938s, 2029                                                         8,940
.........................................................................................................................
         2,443,000   Ser. 2448, Class SM, IO, 6.838s, 2032                                                       334,447
.........................................................................................................................
         2,380,432   Ser. 2579, Class GS, IO, 6.488s, 2017                                                       207,091
.........................................................................................................................
         4,194,267   Ser. 216, IO, 6s, 2032                                                                      754,968
.........................................................................................................................
         1,209,000   Ser. 2515, Class IG, IO, 5 1/2s, 2032                                                       391,557
.........................................................................................................................
           622,000   Ser. 2590, Class IH, IO, 5 1/2s, 2028                                                       166,093
.........................................................................................................................
         1,571,000   Ser. 2596, Class IQ, IO, 5 1/2s, 2026                                                       190,592
.........................................................................................................................
           519,633   Ser. 215, Class PO, PO, zero %, 2031                                                        470,917
.........................................................................................................................
           421,168   Ser. 2235, PO, zero %, 2030                                                                 362,204
.........................................................................................................................
                 3   Ser. 2078, Class KC, PO, zero %, 2023                                                             3
.........................................................................................................................
                     Government National
                     Mortgage Association
.........................................................................................................................
           158,056   Ser. 02-36, Class SD, IO, 7.001s, 2029                                                        1,926
.........................................................................................................................
           696,801   Ser. 02-51, Class SA, IO, 6.951s, 2032                                                       27,007
.........................................................................................................................
           666,328   Ser. 02-29, Class SX, IO, 6.896s, 2029                                                       10,201
.........................................................................................................................
            56,818   Ser. 02-40, Class IB, IO, 6 1/2s, 2028                                                          808
.........................................................................................................................
         1,408,692   Ser. 01-43, Class SJ, IO, 6.451s, 2029                                                       59,207
.........................................................................................................................
            80,880   Ser. 01-43, Class SD, IO, 6.411s, 2028                                                          199
.........................................................................................................................
         2,445,670   Ser. 01-19, Class S, IO, 6.346s, 2031                                                       229,282
.........................................................................................................................
         4,118,833   Ser. 03-83, Class SI, IO, 5.346s, 2032                                                      346,239
.........................................................................................................................
         2,386,583   Ser. 02-47, Class SM, IO, 4.821s, 2032                                                      141,763
.........................................................................................................................
         1,033,731   Ser. 99-31, Class MP, PO, zero %, 2029                                                      949,749
.........................................................................................................................
           218,659   Ser. 98-2, Class EA, PO, zero %, 2028                                                       190,780
.........................................................................................................................
           178,000   GS Mortgage Securities Corp. II 144A
                     FRB Ser. 03-FL6A, Class L, 4.42s, 2015                                                      178,056
.........................................................................................................................
GBP      1,144,309   Hermione (European Loan Conduit No. 14)
                     144A FRB Class A, 4.324s, 2011 (Ireland)                                                  2,045,151
.........................................................................................................................
        $6,650,216   Merrill Lynch Mortgage Investors, Inc.
                     Ser. 96-C2, IO, 3.035s, 2028                                                                481,884
.........................................................................................................................
         4,326,033   Mortgage Capital Funding, Inc.
                     Ser. 97-MC2, Class X, IO, 1.329s, 2012                                                      155,988
.........................................................................................................................
                     Starwood Asset Receivables Trust 144A
.........................................................................................................................
           165,000   FRB Ser. 03-1A, Class F, 2.241s, 2022                                                       165,000
.........................................................................................................................
           210,000   FRB Ser. 03-1A, Class E, 2.191s, 2022                                                       210,126
.........................................................................................................................
                     Strategic Hotel Capital, Inc. 144A
.........................................................................................................................
           515,000   Ser. 03-1, Class I, 3.563s, 2013                                                            515,229
.........................................................................................................................
         1,430,000   Ser. 03-1, Class H, 3.263s, 2013                                                          1,430,637
.........................................................................................................................
           152,000   Trizechahn Office Properties Trust 144A
                     Ser. 01-TZHA, Class D3, 6.943s, 2013                                                        163,192
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $34,469,539)                                                                      $32,554,416
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (0.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            21,172   Avecia Group PLC $4.00 pfd. (acquired
                     12/3/03, cost $277,883)
                     (United Kingdom) (RES) (PIK)                                                               $275,236
.........................................................................................................................
            15,773   CSC Holdings, Inc. Ser. M,
                     $11.125 cum. pfd.                                                                         1,679,825
.........................................................................................................................
             9,150   Doane Pet Care Co. $7.125 pfd.                                                              420,900
.........................................................................................................................
               439   Dobson Communications Corp.
                     13.00% pfd. (PIK)                                                                           471,925
.........................................................................................................................
               310   First Republic Capital Corp. 144A
                     10.50% pfd.                                                                                 319,308
.........................................................................................................................
            10,883   iStar Financial, Inc. $1.95 cum. pfd.                                                       281,938
.........................................................................................................................
            16,322   Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                                 342,762
.........................................................................................................................
                84   Metrocall Holdings, Inc. Ser. A,
                     15.00% cum. pfd.                                                                                962
.........................................................................................................................
             3,137   Microcell Telecommunications, Inc.
                     zero % pfd. (Canada)                                                                         39,820
.........................................................................................................................
             1,175   North Atlantic Trading Co. 12.00% pfd. (PIK)                                                 21,150
.........................................................................................................................
                74   Paxson Communications Corp.
                     13.25% cum. pfd. (PIK)                                                                      684,500
.........................................................................................................................
             1,102   Rural Cellular Corp. 12.25% pfd. (PIK)                                                      754,870
------------------------------------------------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (cost $5,446,507)                                                                        $5,293,196
------------------------------------------------------------------------------------------------------------------------
BRADY BONDS (0.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,570,000   Argentina (Government of) FRB
                     Ser. L-GL, 2.063s, 2023                                                                    $787,041
.........................................................................................................................
         1,240,000   Argentina (Republic of) govt.
                     guaranty Ser. L-GP, 6s, 2023 (In default) (NON)                                             595,200
.........................................................................................................................
         1,206,782   Brazil (Federal Republic of) bonds
                     8s, 2014                                                                                  1,187,220
.........................................................................................................................
         1,010,000   Brazil (Federal Republic of) govt.
                     guaranty FRB Ser. RG, 2.063s, 2012                                                          914,050
.........................................................................................................................
           794,300   Peru (Republic of) bonds Ser. PDI,
                     5s, 2017                                                                                    733,774
.........................................................................................................................
           380,000   Peru (Republic of) coll. FLIRB 4 1/2s,
                     2017 (acquired various dates from
                     5/14/02 to 8/23/02, cost $244,031) (RES)                                                    337,744
.........................................................................................................................
           615,000   Peru (Republic of) coll. FLIRB
                     Ser. 20YR, 4 1/2s, 2017                                                                     546,612
------------------------------------------------------------------------------------------------------------------------
                     Total Brady Bonds
                     (cost $4,274,068)                                                                        $5,101,641
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (0.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
               247   AboveNet, Inc. (NON)                                                                         $9,263
.........................................................................................................................
             2,113   Alderwoods Group, Inc. (NON)                                                                 19,904
.........................................................................................................................
           640,000   AMRESCO Creditor Trust (NON) (R)                                                              6,400
.........................................................................................................................
                12   Arch Wireless, Inc. Class A (NON)                                                               238
.........................................................................................................................
             1,559   Archibald Candy Corp. (NON)                                                                      78
.........................................................................................................................
            12,220   Aurora Foods, Inc. (NON)                                                                         61
.........................................................................................................................
             2,567   Birch Telecom, Inc. (NON)                                                                        26
.........................................................................................................................
               406   Comdisco Holding Co., Inc.                                                                   16,240
.........................................................................................................................
         2,443,632   Contifinancial Corp. Liquidating
                     Trust Units                                                                                  24,436
.........................................................................................................................
            13,547   Covad Communications Group, Inc. (NON)                                                       48,769
.........................................................................................................................
               531   Crown Castle International Corp. (NON)                                                        5,857
.........................................................................................................................
               832   Genesis HealthCare Corp. (NON)                                                               18,953
.........................................................................................................................
            39,628   Globix Corp. (NON)                                                                          158,512
.........................................................................................................................
                90   Leucadia National Corp.                                                                       4,149
.........................................................................................................................
            17,228   Lodgian, Inc. (NON)                                                                          90,447
.........................................................................................................................
           110,000   Loewen Group International, Inc. (NON)                                                           11
.........................................................................................................................
             1,313   Mariner Health Care, Inc. (NON)                                                              29,280
.........................................................................................................................
             1,400   Mediq, Inc. (NON)                                                                                14
.........................................................................................................................
                26   Microcell Telecommunications, Inc.
                     Class A (Canada) (NON)                                                                          364
.........................................................................................................................
             3,118   Microcell Telecommunications, Inc.
                     Class B (Canada) (NON)                                                                       41,726
.........................................................................................................................
            50,072   Millennium Chemicals, Inc. (NON)                                                            634,913
.........................................................................................................................
           790,000   Morrison Knudsen Corp. (NON)                                                                106,650
.........................................................................................................................
               495   NCI Holdings, Inc.                                                                            9,405
.........................................................................................................................
             1,665   NeighborCare, Inc. (NON)                                                                     32,884
.........................................................................................................................
                 9   NTL Europe, Inc. - Pfd.                                                                          72
.........................................................................................................................
            32,998   Pioneer Cos., Inc. (NON)                                                                    268,934
.........................................................................................................................
             4,320   Polymer Group, Inc. Class A (NON)                                                            32,400
.........................................................................................................................
               528   PSF Group Holdings, Inc. 144A Class A (NON)                                                 792,150
.........................................................................................................................
            44,535   Regal Entertainment Group 144A                                                              867,542
.........................................................................................................................
               139   Sterling Chemicals, Inc. (NON)                                                                3,475
.........................................................................................................................
               722   Sun Healthcare Group, Inc. (NON)                                                              7,184
.........................................................................................................................
           815,601   VFB LLC (NON)                                                                               110,106
.........................................................................................................................
             1,939   Washington Group International, Inc. (NON)                                                   65,868
.........................................................................................................................
             6,440   Wheeling-Pittsburgh Steel Corp. (NON)                                                       157,136
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $11,418,998)                                                                       $3,563,447
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             7,735   Crown Castle International Corp.
                     $3.125 cv. pfd.                                                                            $346,141
.........................................................................................................................
             1,825   Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                       18
.........................................................................................................................
             4,632   Omnicare, Inc. $2.00 cv. pfd.                                                               292,395
.........................................................................................................................
                49   Paxson Communications Corp. 144A
                     9.75% cv. pfd. (PIK)                                                                        396,900
.........................................................................................................................
             6,375   Telex Communications, Inc. zero % cv. pfd.
                     (In default) (NON)                                                                               64
.........................................................................................................................
             5,850   Williams Cos., Inc. (The) 144A
                     $2.75 cv. pfd.                                                                              379,519
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $1,272,055)                                                                        $1,415,037
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $95,000   AES Corp. (The) cv. sub. notes 4 1/2s, 2005                                                 $90,250
.........................................................................................................................
           200,000   CenterPoint Energy, Inc. 144A cv. sr.
                     notes 3 3/4s, 2023                                                                          212,500
.........................................................................................................................
         1,940,000   Cybernet Internet Services
                     International, Inc. 144A cv. sr. disc. notes
                     stepped-coupon zero % (13s, 8/15/04)
                     2009 (Denmark) (In default) (NON) (STP)                                                       1,940
.........................................................................................................................
            16,000   Millicom International Cellular SA 144A
                     cv. bonds 2s, 2006 (Luxembourg) (PIK)                                                        89,600
.........................................................................................................................
           640,000   Nextel Communications, Inc. cv. sr.
                     notes 6s, 2011                                                                              793,600
.........................................................................................................................
            30,000   Tower Automotive, Inc. cv. sub. notes
                     5s, 2004                                                                                     30,300
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $2,594,659)                                                                        $1,218,190
------------------------------------------------------------------------------------------------------------------------
UNITS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
             1,012   HMP Equity Holdings Corp. 144A units
                     zero %, 2008                                                                               $617,320
.........................................................................................................................
               185   Tom Brown, Inc. units 7 1/4s, 2013                                                          195,638
.........................................................................................................................
               842   XCL Equity Units zero % (NON)                                                               373,713
------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $1,995,093)                                                                        $1,186,671
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
               890   Dayton Superior
                     Corp. 144A                                                                  6/15/09              $1
.........................................................................................................................
                 3   Doe Run Resources
                     Corp. 144A                                                                 12/31/12               1
.........................................................................................................................
               422   MDP Acquisitions PLC
                     144A (Ireland)                                                              10/1/13          21,100
.........................................................................................................................
             1,930   Microcell Telecommunications
                     (Canada)                                                                     5/1/08           4,108
.........................................................................................................................
             1,158   Microcell Telecommunications
                     (Canada)                                                                     5/1/05           1,766
.........................................................................................................................
               350   Mikohn Gaming Corp. 144A                                                    8/15/08             263
.........................................................................................................................
               360   ONO Finance PLC 144A
                     (United Kingdom)                                                            2/15/11               1
.........................................................................................................................
               350   Pliant Corp. 144A                                                            6/1/10               4
.........................................................................................................................
               430   Solutia, Inc. 144A                                                          7/15/09               4
.........................................................................................................................
             1,805   Sun Healthcare Group, Inc.                                                  2/28/05               1
.........................................................................................................................
               330   Travel Centers of
                     America, Inc. 144A                                                           5/1/09           3,300
.........................................................................................................................
             1,420   Ubiquitel, Inc. 144A                                                        4/15/10               1
.........................................................................................................................
             1,197   Washington Group
                     International, Inc. Ser. A                                                  1/25/06          10,115
.........................................................................................................................
             1,369   Washington Group
                     International, Inc. Ser. B                                                  1/25/06          10,336
.........................................................................................................................
               738   Washington Group
                     International, Inc. Ser. C                                                  1/25/06           5,166
.........................................................................................................................
               500   XM Satellite Radio
                     Holdings, Inc. 144A                                                         3/15/10          24,000
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $378,735)                                                                             $80,167
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,312,000   Federal Home Loan Banks for an
                     effective yield of 0.75%, January 2, 2004                                                $1,311,945
.........................................................................................................................
         5,351,000   Interest in $400,000,000 joint
                     tri-party repurchase agreement dated
                     December 31, 2003 with UBS Securities,
                     LLC due January 2, 2004 with respect to
                     various U.S. Government obligations --
                     maturity value of $5,351,294 for an
                     effective yield of 0.99%                                                                  5,351,000
.........................................................................................................................
         1,242,810   Short-term investments held as collateral
                     for loaned securities with yields ranging
                     from 0.88% to 1.10% and due dates
                     ranging from January 2, 2004 to
                     January 16, 2004 (d)                                                                      1,242,768
.........................................................................................................................
         1,970,000   U.S. Treasury Bills zero %,
                     February 5, 2004 (SEG)                                                                    1,968,217
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $9,873,930)                                                                        $9,873,930
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $569,446,087)                                                                    $581,495,603
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2003: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Brazil                                                                    0.9%
...............................................................................
Canada                                                                    1.7
...............................................................................
Cayman Islands                                                            0.6
...............................................................................
Colombia                                                                  1.0
...............................................................................
Denmark                                                                   0.6
...............................................................................
France                                                                    2.9
...............................................................................
Ireland                                                                   0.5
...............................................................................
Malaysia                                                                  0.6
...............................................................................
Mexico                                                                    1.2
...............................................................................
New Zealand                                                               1.2
...............................................................................
Philippines                                                               0.5
...............................................................................
Russia                                                                    1.7
...............................................................................
South Africa                                                              0.5
...............................................................................
Sweden                                                                    1.4
...............................................................................
United Kingdom                                                            4.2
...............................................................................
United States                                                            76.9
...............................................................................
Venezuela                                                                 0.5
...............................................................................
Other                                                                     3.1
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $42,172,815)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Australian Dollar         $13,180,807  $12,503,300     3/17/04       $677,507
...............................................................................
British Pound                 976,568      928,244     3/17/04         48,324
...............................................................................
Canadian Dollar             3,686,777    3,620,382     3/17/04         66,395
...............................................................................
Euro                        2,382,626    2,332,360     3/17/04         50,266
...............................................................................
Japanese Yen               22,740,894   22,384,802     3/17/04        356,092
...............................................................................
Swiss Franc                   421,446      403,727     3/17/04         17,719
------------------------------------------------------------------------------
                                                                   $1,216,303
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2003
(aggregate face value $51,411,997)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
British Pound              $6,136,051   $5,923,653     3/17/04      $(212,398)
...............................................................................
Canadian Dollar             3,370,421    3,312,530     3/17/04        (57,891)
...............................................................................
Danish Krone                2,249,237    2,153,805     3/17/04        (95,432)
...............................................................................
Euro                       25,271,046   24,236,446     3/17/04     (1,034,600)
...............................................................................
Japanese Yen                2,233,797    2,230,862     3/17/04         (2,935)
...............................................................................
New Zealand Dollar          6,428,432    6,341,345     3/17/04        (87,087)
...............................................................................
Swedish Krona               7,568,534    7,213,356     3/17/04       (355,178)
------------------------------------------------------------------------------
                                                                  $(1,845,521)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Euro Bobl
5 yr (Long)               $13,799,541  $13,636,546      Mar-04       $162,995
...............................................................................
Euro Bund
10 yr (Long)               32,810,776   32,307,017      Mar-04        503,759
...............................................................................
Interest Rate Swap
10 yr (Long)                1,426,344    1,418,883      Mar-04          7,461
...............................................................................
Japanese Government
Bond 10 yr-TSE
(Long)                      6,433,172    6,412,192      Mar-04         20,980
...............................................................................
Japanese Government
Bond-Mini
10 yr (Long)                5,146,164    5,149,883      Mar-04         (3,719)
...............................................................................
Long Gilt
10 yr (Long)               21,749,286   21,271,936      Mar-04        477,350
...............................................................................
U.S. Long Treasury
Bond 20 yr (Long)          25,360,500   25,375,104      Mar-04        (14,604)
...............................................................................
U.S. Treasury Note
5 yr (Short)               29,580,625   29,445,269      Mar-04       (135,356)
...............................................................................
U.S. Treasury Note
10 yr (Long)                  561,328      560,490      Mar-04            838
...............................................................................
U.S. Treasury Note
10 yr (Short)              58,490,391   58,341,490      Mar-04       (148,901)
------------------------------------------------------------------------------
                                                                     $870,803
------------------------------------------------------------------------------
Interest Rate Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                          Notional Termination   Appreciation/
                                            Amount        Date  (Depreciation)
...............................................................................
Agreement with UBS AG dated
November 7, 2003 to receive
semi-annually the notional
amount multiplied by 5.10%
and pay semi-annually the
notional amount multiplied
by the six month
GBP-LIBOR-BBA                        GBP 17,631,500     2/7/06        $249,341
...............................................................................
Agreement with UBS AG dated
November 18, 2003 to receive
annually the notional amount
multiplied by 3.36% and pay
semi-annually the notional
amount multiplied by
the six month
EUR-EURIBOR-Telerate                 EUR 25,100,000    8/20/06          71,537
...............................................................................
Agreement with Merrill Lynch
Capital Services, Inc. dated
September 27, 2002 to
receive semi-annually the
notional amount multiplied
by the six month
JPY-LIBOR-BBA and
pay semi-annually the
notional amount
multiplied by 0.399%              JPY 2,126,000,000    10/1/07          70,458
...............................................................................
Agreement with Lehman
Brothers Special Financing, Inc.
dated December 9, 2003 to
receive semi-annually the
notional amount multiplied by
4.641% and pay quarterly the
notional amount multiplied by
three month USD-LIBOR-BBA               $7,839,000    12/15/13          11,725
...............................................................................
Agreement with Bank of
America, N.A. dated
December 2, 2003 to pay
semi-annually the notional
amount multiplied by 2.444%
and receive quarterly the
notional amount multiplied
by the three month
USD-LIBOR                                5,369,000     12/5/05        (39,920)
...............................................................................
Agreement with Merrill Lynch
Capital Services, Inc. dated
October 27, 2000 to receive
semi-annually the notional
amount multiplied by 6.74%
and pay quarterly the notional
amount multiplied by the
three month USD-LIBOR-BBA                5,600,000    10/31/05        475,889
------------------------------------------------------------------------------
                                                                     $839,030
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2003
(premiums received $225,702)
------------------------------------------------------------------------------
                                                      Notional
                                                        Amount          Value
...............................................................................
Agreement with Deutsche Bank effective
September 8, 2003, maturing on September 20,
2013 to receive a premium equal to 21.44%
times the notional amount. Upon a credit default
event of Petroleos Mexicanos, 7.375% due
12/12/14 the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of Petroleos Mexicanos
7.375%, 2014                                          $720,000       $129,340
...............................................................................
Agreement with Deutsche Bank effective
July 17, 2003, maturing on September 20, 2008
to receive a premium equal to 9.795% times the
notional amount. Upon a credit default event of
Petroleos Mexicanos, 6.125% due 8/15/08 the
fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of
Petroleos Mexicanos 6.125%, 2008                       360,000         25,078
...............................................................................
Agreement with Lehman Brothers Special
Financing, Inc. effective July 17, 2003, maturing on
September 20, 2008 to receive a premium equal
to 10.02% times the notional amount. Upon a
credit default event of Petroleos Mexicanos, 9.50%
due 9/15/27 the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market value
of Petroleos Mexicanos 9.50%, 2027                     360,000         26,460
------------------------------------------------------------------------------
                                                                     $180,878
------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




Putnam VT Equity Income Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (92.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (1.9%)
.........................................................................................................................
             7,814   Boeing Co. (The)                                                                           $329,282
.........................................................................................................................
             6,650   Lockheed Martin Corp.                                                                       341,810
.........................................................................................................................
             3,907   Northrop Grumman Corp.                                                                      373,509
.........................................................................................................................
             5,074   Raytheon Co.                                                                                152,423
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,197,024
------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
.........................................................................................................................
             5,689   Southwest Airlines Co.                                                                       91,820
------------------------------------------------------------------------------------------------------------------------
Banking (15.1%)
.........................................................................................................................
            20,196   Bank of America Corp.                                                                     1,624,364
.........................................................................................................................
            37,392   Bank of New York Co., Inc. (The)                                                          1,238,423
.........................................................................................................................
             6,488   Charter One Financial, Inc.                                                                 224,160
.........................................................................................................................
             3,189   Compass Bancshares, Inc.                                                                    125,360
.........................................................................................................................
             1,103   M&T Bank Corp.                                                                              108,425
.........................................................................................................................
               680   South Trust Corp.                                                                            22,256
.........................................................................................................................
             7,138   State Street Corp.                                                                          371,747
.........................................................................................................................
            64,160   U.S. Bancorp                                                                              1,910,685
.........................................................................................................................
            26,334   Wachovia Corp.                                                                            1,226,901
.........................................................................................................................
            22,286   Washington Mutual, Inc.                                                                     894,114
.........................................................................................................................
            20,835   Wells Fargo & Co.                                                                         1,226,973
.........................................................................................................................
             6,102   Zions Bancorp.                                                                              374,236
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,347,644
------------------------------------------------------------------------------------------------------------------------
Beverage (1.5%)
.........................................................................................................................
             2,161   Coca-Cola Co. (The)                                                                         109,671
.........................................................................................................................
            23,114   Coca-Cola Enterprises, Inc.                                                                 505,503
.........................................................................................................................
            13,550   Pepsi Bottling Group, Inc. (The)                                                            327,639
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 942,813
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.2%)
.........................................................................................................................
             2,560   Viacom, Inc. Class B                                                                        113,613
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.0%)
.........................................................................................................................
            23,694   Masco Corp.                                                                                 649,453
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.2%)
.........................................................................................................................
             3,159   Avery Dennison Corp.                                                                        176,967
.........................................................................................................................
            15,094   Dow Chemical Co. (The)                                                                      627,458
.........................................................................................................................
             7,799   Engelhard Corp.                                                                             233,580
.........................................................................................................................
             5,263   PPG Industries, Inc.                                                                        336,937
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,374,942
------------------------------------------------------------------------------------------------------------------------
Computers (2.9%)
.........................................................................................................................
            70,667   Hewlett-Packard Co.                                                                       1,623,221
.........................................................................................................................
             2,145   IBM Corp.                                                                                   198,799
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,822,020
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.8%)
.........................................................................................................................
               170   Berkshire Hathaway, Inc. Class B (NON)                                                      478,550
.........................................................................................................................
            11,900   Honeywell International, Inc.                                                               397,817
.........................................................................................................................
            30,800   Tyco International, Ltd. (Bermuda)                                                          816,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,692,567
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.4%)
.........................................................................................................................
             9,323   MBNA Corp.                                                                                  231,677
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.3%)
.........................................................................................................................
             2,264   Colgate-Palmolive Co.                                                                       113,313
.........................................................................................................................
             3,364   Fortune Brands, Inc.                                                                        240,492
.........................................................................................................................
             5,115   Kimberly-Clark Corp.                                                                        302,245
.........................................................................................................................
             5,880   Newell Rubbermaid, Inc.                                                                     133,888
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 789,938
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (4.6%)
.........................................................................................................................
            17,688   CenterPoint Energy, Inc.                                                                    171,397
.........................................................................................................................
             4,820   Dominion Resources, Inc.                                                                    307,661
.........................................................................................................................
            14,293   DPL, Inc.                                                                                   298,438
.........................................................................................................................
            11,176   Edison International                                                                        245,090
.........................................................................................................................
             5,734   Entergy Corp.                                                                               327,583
.........................................................................................................................
             7,824   Exelon Corp.                                                                                519,201
.........................................................................................................................
             3,115   FirstEnergy Corp.                                                                           109,648
.........................................................................................................................
            14,358   PG&E Corp. (NON)                                                                            398,722
.........................................................................................................................
               561   Pinnacle West Capital Corp.                                                                  22,451
.........................................................................................................................
             9,610   Progress Energy, Inc.                                                                       434,949
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,835,140
------------------------------------------------------------------------------------------------------------------------
Electronics (0.4%)
.........................................................................................................................
            15,881   Celestica, Inc. (Canada) (NON)                                                              239,327
------------------------------------------------------------------------------------------------------------------------
Energy (0.5%)
.........................................................................................................................
            12,876   GlobalSantaFe Corp. (Cayman Islands)                                                        319,711
------------------------------------------------------------------------------------------------------------------------
Financial (8.1%)
.........................................................................................................................
             4,560   CIT Group, Inc.                                                                             163,932
.........................................................................................................................
            60,768   Citigroup, Inc.                                                                           2,949,679
.........................................................................................................................
             8,593   Fannie Mae                                                                                  644,991
.........................................................................................................................
            15,084   Freddie Mac                                                                                 879,699
.........................................................................................................................
             9,548   PMI Group, Inc. (The)                                                                       355,472
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,993,773
------------------------------------------------------------------------------------------------------------------------
Food (1.7%)
.........................................................................................................................
            14,503   ConAgra, Inc.                                                                               382,734
.........................................................................................................................
             3,620   General Mills, Inc.                                                                         163,986
.........................................................................................................................
            13,807   H.J. Heinz Co.                                                                              502,989
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,049,709
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.9%)
.........................................................................................................................
             7,922   Boise Cascade Corp.                                                                         260,317
.........................................................................................................................
             3,839   MeadWestvaco Corp.                                                                          114,210
.........................................................................................................................
            21,685   Smurfit-Stone Container Corp. (NON)                                                         402,690
.........................................................................................................................
            14,733   Sonoco Products Co.                                                                         362,726
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,139,943
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.5%)
.........................................................................................................................
             6,356   Harrah's Entertainment, Inc.                                                                316,338
------------------------------------------------------------------------------------------------------------------------
Health Care Services (0.7%)
.........................................................................................................................
             5,585   CIGNA Corp.                                                                                 321,138
.........................................................................................................................
             4,060   McKesson Corp.                                                                              130,570
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 451,708
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.8%)
.........................................................................................................................
             6,479   Whirlpool Corp.                                                                             470,699
------------------------------------------------------------------------------------------------------------------------
Insurance (5.6%)
.........................................................................................................................
            22,519   ACE, Ltd. (Bermuda)                                                                         932,737
.........................................................................................................................
             9,688   American International Group, Inc.                                                          642,121
.........................................................................................................................
             6,199   AON Corp.                                                                                   148,404
.........................................................................................................................
             2,860   MBIA, Inc.                                                                                  169,398
.........................................................................................................................
             9,476   Radian Group, Inc.                                                                          461,955
.........................................................................................................................
               690   Torchmark Corp.                                                                              31,423
.........................................................................................................................
            32,094   Travelers Property Casualty Corp. Class B                                                   544,635
.........................................................................................................................
             7,231   XL Capital, Ltd. Class A (Bermuda)                                                          560,764
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,491,437
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.1%)
.........................................................................................................................
            38,172   JPMorgan Chase & Co.                                                                      1,402,058
.........................................................................................................................
             8,728   Merrill Lynch & Co., Inc.                                                                   511,897
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,913,955
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.7%)
.........................................................................................................................
            13,510   Hilton Hotels Corp.                                                                         231,426
.........................................................................................................................
             6,132   Royal Caribbean Cruises, Ltd.                                                               213,332
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 444,758
------------------------------------------------------------------------------------------------------------------------
Machinery (1.0%)
.........................................................................................................................
             8,831   Ingersoll-Rand Co. Class A (Bermuda)                                                        599,448
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.4%)
.........................................................................................................................
             6,459   Dover Corp.                                                                                 256,745
------------------------------------------------------------------------------------------------------------------------
Media (2.9%)
.........................................................................................................................
            81,392   Liberty Media Corp. Class A (NON)                                                           967,751
.........................................................................................................................
            10,975   Time Warner, Inc. (NON)                                                                     197,440
.........................................................................................................................
            26,969   Walt Disney Co. (The)                                                                       629,187
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,794,378
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.1%)
.........................................................................................................................
             2,153   Sempra Energy                                                                                64,719
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.4%)
.........................................................................................................................
             5,962   Pitney Bowes, Inc.                                                                          242,176
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (10.3%)
.........................................................................................................................
             3,401   Apache Corp.                                                                                275,821
.........................................................................................................................
            14,069   BP PLC ADR (United Kingdom)                                                                 694,305
.........................................................................................................................
             4,130   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                    208,317
.........................................................................................................................
            10,579   ConocoPhillips (NON)                                                                        693,665
.........................................................................................................................
            50,473   Exxon Mobil Corp.                                                                         2,069,393
.........................................................................................................................
             6,593   Noble Corp. (Cayman Islands) (NON)                                                          235,898
.........................................................................................................................
            12,752   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                               668,077
.........................................................................................................................
               248   Sunoco, Inc.                                                                                 12,685
.........................................................................................................................
             8,900   Total SA Class B ADR (France)                                                               823,339
.........................................................................................................................
            16,264   Unocal Corp.                                                                                599,003
.........................................................................................................................
             1,823   Valero Energy Corp.                                                                          84,478
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,364,981
------------------------------------------------------------------------------------------------------------------------
Other (1.1%)
.........................................................................................................................
            12,121   iShares Russell 1000 Value Index Fund                                                       707,503
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (2.9%)
.........................................................................................................................
            11,929   Abbott Laboratories                                                                         555,891
.........................................................................................................................
             2,970   Forest Laboratories, Inc. (NON)                                                             183,546
.........................................................................................................................
            19,429   King Pharmaceuticals, Inc. (NON)                                                            296,487
.........................................................................................................................
            21,977   Pfizer, Inc.                                                                                776,447
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,812,371
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
.........................................................................................................................
            13,460   Xerox Corp. (NON)                                                                           185,748
------------------------------------------------------------------------------------------------------------------------
Publishing (0.3%)
.........................................................................................................................
             2,330   Knight-Ridder, Inc.                                                                         180,272
------------------------------------------------------------------------------------------------------------------------
Railroads (2.6%)
.........................................................................................................................
             3,165   Canadian National Railway Co.
                     (Toronto Exchange) (Canada)                                                                 200,281
.........................................................................................................................
            20,223   Union Pacific Corp.                                                                       1,405,094
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,605,375
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.9%)
.........................................................................................................................
            19,773   Equity Office Properties Trust (R)                                                          566,496
------------------------------------------------------------------------------------------------------------------------
Regional Bells (4.3%)
.........................................................................................................................
            16,707   BellSouth Corp.                                                                             472,808
.........................................................................................................................
            36,407   SBC Communications, Inc.                                                                    949,130
.........................................................................................................................
            36,054   Verizon Communications, Inc.                                                              1,264,774
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,686,712
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
.........................................................................................................................
            18,506   Darden Restaurants, Inc.                                                                    389,366
.........................................................................................................................
             4,240   McDonald's Corp.                                                                            105,279
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 494,645
------------------------------------------------------------------------------------------------------------------------
Retail (2.0%)
.........................................................................................................................
             4,880   CVS Corp.                                                                                   176,266
.........................................................................................................................
             8,647   JC Penney Co., Inc. (Holding Co.)                                                           227,243
.........................................................................................................................
            16,071   Limited, Inc. (The)                                                                         289,760
.........................................................................................................................
            19,925   Office Depot, Inc. (NON)                                                                    332,947
.........................................................................................................................
             9,609   TJX Cos., Inc. (The)                                                                        211,878
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,238,094
------------------------------------------------------------------------------------------------------------------------
Software (1.1%)
.........................................................................................................................
            20,124   Computer Associates International, Inc.                                                     550,190
.........................................................................................................................
             3,790   Microsoft Corp.                                                                             104,377
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 654,567
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.5%)
.........................................................................................................................
            28,621   Altria Group, Inc.                                                                        1,557,555
------------------------------------------------------------------------------------------------------------------------
Toys (0.3%)
.........................................................................................................................
             8,490   Mattel, Inc.                                                                                163,602
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.7%)
.........................................................................................................................
            16,307   Republic Services, Inc.                                                                     417,948
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $52,100,413)                                                                      $57,513,344
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (3.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             3,159   Boise Cascade Corp. $3.75 units cv. pfd.                                                   $162,294
.........................................................................................................................
             2,711   Dominion Resources, Inc. $4.75 cv. pfd.                                                     154,866
.........................................................................................................................
             3,803   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                         212,968
.........................................................................................................................
             1,830   Hartford Financial Services Group,
                     Inc. (The) $3.50 cv. pfd.                                                                   110,944
.........................................................................................................................
             2,730   Hartford Financial Services Group,
                     Inc. (The) zero % cv. pfd.                                                                  160,729
.........................................................................................................................
                33   Hercules Trust II 6.50% units cum. cv. pfd.                                                  26,400
.........................................................................................................................
               360   Interpublic Group Companies, Inc.
                     $2.688 cum. cv. pfd                                                                          20,581
.........................................................................................................................
               568   Northrop Grumman Corp. $7.25 cv. pfd.                                                        59,001
.........................................................................................................................
             2,095   ONEOK, Inc. $2.125 units cv. pfd.                                                            64,683
.........................................................................................................................
               355   Platinum Underwriters $1.75 cv. pfd.
                     (Bermuda)                                                                                    10,961
.........................................................................................................................
             1,895   PMI Group, Inc. (The) $1.469 cv. pfd.                                                        48,417
.........................................................................................................................
             2,239   Raytheon Co. $4.125 units cv. pfd.                                                          121,466
.........................................................................................................................
               410   Sempra Energy zero % units cv. pfd.                                                          11,685
.........................................................................................................................
             2,896   Solectron Corp. $1.813 units cv. pfd.                                                        47,784
.........................................................................................................................
               160   St. Paul Co., Inc. (The) Ser. A,
                     $4.50 cum. cv. pfd                                                                           11,760
.........................................................................................................................
             6,090   Xerox Corp. 6.25% cv. pfd.                                                                  790,178
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $1,812,183)                                                                        $2,014,717
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (1.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
            $8,228   CenterPoint Energy, Inc. cv. sub
                     notes FRN 2.00%, 2029                                                                      $263,905
.........................................................................................................................
           120,000   Freeport-McMoRan Copper & Gold, Inc.
                     cv. sr. notes 7s, 2011                                                                      197,400
.........................................................................................................................
            84,000   Rite Aid Corp. cv. notes 4 3/4s, 2006                                                       100,275
.........................................................................................................................
           116,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                          124,265
.........................................................................................................................
             6,000   Tyco International Group SA 144A cv.
                     company guaranty 2 3/4s, 2018
                     (Luxembourg)                                                                                  7,658
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $657,442)                                                                            $693,503
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (--%) (a) (Cost $28,936)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $24,000   Tyco International Group SA
                     company guaranty Ser. A, 2 3/4s,
                     2018 (Luxembourg)                                                                           $30,630
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (--%) (a) (Cost $10,061)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
            $9,236   Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
                     Ser. T-41, Class 3A, 7 1/2s, 2032                                                           $10,078
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.5%) (a) (Cost $2,159,520)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $2,159,520   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     25, 2004 (d)                                                                             $2,159,520
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $56,768,555)                                                                      $62,421,792
------------------------------------------------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT The George Putnam Fund of Boston
The fund's portfolio
December 31, 2003

COMMON STOCKS (60.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Banking (5.5%)
.........................................................................................................................
            27,542   Charter One Financial, Inc.                                                                $951,576
.........................................................................................................................
            11,810   Compass Bancshares, Inc.                                                                    464,251
.........................................................................................................................
             4,690   M&T Bank Corp.                                                                              461,027
.........................................................................................................................
            51,130   State Street Corp.                                                                        2,662,850
.........................................................................................................................
           366,110   U.S. Bancorp                                                                             10,902,756
.........................................................................................................................
           150,370   Wachovia Corp.                                                                            7,005,738
.........................................................................................................................
           156,770   Washington Mutual, Inc.                                                                   6,289,612
.........................................................................................................................
           144,105   Wells Fargo & Co.                                                                         8,486,343
.........................................................................................................................
            39,440   Zions Bancorp.                                                                            2,418,855
------------------------------------------------------------------------------------------------------------------------
                                                                                                              39,643,008
------------------------------------------------------------------------------------------------------------------------
Basic Materials (2.6%)
.........................................................................................................................
           158,988   Abitibi-Consolidated, Inc. (Canada)                                                       1,276,088
.........................................................................................................................
            43,100   Alcoa, Inc.                                                                               1,637,800
.........................................................................................................................
            23,100   Avery Dennison Corp.                                                                      1,294,062
.........................................................................................................................
            33,600   Boise Cascade Corp.                                                                       1,104,096
.........................................................................................................................
           127,390   Dow Chemical Co. (The)                                                                    5,295,602
.........................................................................................................................
            33,070   Engelhard Corp.                                                                             990,447
.........................................................................................................................
            16,100   MeadWestvaco Corp.                                                                          478,975
.........................................................................................................................
            54,380   PPG Industries, Inc.                                                                      3,481,408
.........................................................................................................................
            92,480   Smurfit-Stone Container Corp. (NON)                                                       1,717,354
.........................................................................................................................
            56,060   Sonoco Products Co.                                                                       1,380,197
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,656,029
------------------------------------------------------------------------------------------------------------------------
Capital Goods (2.9%)
.........................................................................................................................
            84,710   Boeing Co. (The)                                                                          3,569,679
.........................................................................................................................
            25,390   Dover Corp.                                                                               1,009,253
.........................................................................................................................
            12,400   Emerson Electric Co.                                                                        802,900
.........................................................................................................................
            64,820   Ingersoll-Rand Co. Class A (Bermuda)                                                      4,399,982
.........................................................................................................................
            88,000   Lockheed Martin Corp.                                                                     4,523,200
.........................................................................................................................
            29,260   Northrop Grumman Corp.                                                                    2,797,256
.........................................................................................................................
            21,600   Pitney Bowes, Inc.                                                                          877,392
.........................................................................................................................
            20,400   Raytheon Co.                                                                                612,816
.........................................................................................................................
            91,190   Republic Services, Inc.                                                                   2,337,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,929,678
------------------------------------------------------------------------------------------------------------------------
Communication Services (2.8%)
.........................................................................................................................
           123,500   BellSouth Corp.                                                                           3,495,050
.........................................................................................................................
            27,600   CenturyTel, Inc.                                                                            900,312
.........................................................................................................................
           234,180   SBC Communications, Inc. (SEG)                                                            6,105,073
.........................................................................................................................
           264,340   Verizon Communications, Inc.                                                              9,273,047
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,773,482
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.5%)
.........................................................................................................................
             1,653   Berkshire Hathaway, Inc. Class B (NON)                                                    4,653,195
.........................................................................................................................
           101,300   General Electric Co.                                                                      3,138,274
.........................................................................................................................
            45,510   Honeywell International, Inc.                                                             1,521,399
.........................................................................................................................
           314,516   Tyco International, Ltd. (Bermuda)                                                        8,334,674
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,647,542
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (5.0%)
.........................................................................................................................
            23,300   Harrah's Entertainment, Inc.                                                              1,159,641
.........................................................................................................................
            57,400   Hilton Hotels Corp.                                                                         983,262
.........................................................................................................................
            74,300   Home Depot, Inc. (The)                                                                    2,636,907
.........................................................................................................................
            77,820   JC Penney Co., Inc. (Holding Co.)                                                         2,045,110
.........................................................................................................................
             8,790   Knight-Ridder, Inc.                                                                         680,082
.........................................................................................................................
            83,760   Limited Brands                                                                            1,510,193
.........................................................................................................................
            22,600   Liz Claiborne, Inc.                                                                         801,396
.........................................................................................................................
            13,400   Lowe's Companies, Inc.                                                                      742,226
.........................................................................................................................
           160,000   Masco Corp.                                                                               4,385,600
.........................................................................................................................
            84,700   Mattel, Inc.                                                                              1,632,169
.........................................................................................................................
           221,900   Office Depot, Inc. (NON)                                                                  3,707,949
.........................................................................................................................
            25,390   Royal Caribbean Cruises, Ltd.                                                               883,318
.........................................................................................................................
            99,610   TJX Cos., Inc. (The)                                                                      2,196,401
.........................................................................................................................
            70,000   Wal-Mart Stores, Inc.                                                                     3,713,500
.........................................................................................................................
           227,230   Walt Disney Co. (The)                                                                     5,301,276
.........................................................................................................................
            51,288   Whirlpool Corp.                                                                           3,726,073
------------------------------------------------------------------------------------------------------------------------
                                                                                                              36,105,103
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.3%)
.........................................................................................................................
            99,910   MBNA Corp.                                                                                2,482,764
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (5.9%)
.........................................................................................................................
           249,136   Altria Group, Inc.                                                                       13,557,981
.........................................................................................................................
             9,800   Coca-Cola Co. (The)                                                                         497,350
.........................................................................................................................
            90,470   Coca-Cola Enterprises, Inc.                                                               1,978,579
.........................................................................................................................
             6,800   Colgate-Palmolive Co.                                                                       340,340
.........................................................................................................................
           115,300   ConAgra, Inc.                                                                             3,042,767
.........................................................................................................................
            18,700   CVS Corp.                                                                                   675,444
.........................................................................................................................
           167,100   Darden Restaurants, Inc.                                                                  3,515,784
.........................................................................................................................
            12,500   Fortune Brands, Inc.                                                                        893,625
.........................................................................................................................
            15,100   General Mills, Inc.                                                                         684,030
.........................................................................................................................
            55,340   H.J. Heinz Co.                                                                            2,016,036
.........................................................................................................................
            16,700   Kimberly-Clark Corp.                                                                        986,803
.........................................................................................................................
            37,100   Kraft Foods, Inc. Class A                                                                 1,195,362
.........................................................................................................................
           308,393   Liberty Media Corp. Class A (NON)                                                         3,666,793
.........................................................................................................................
            88,100   McDonald's Corp.                                                                          2,187,523
.........................................................................................................................
            25,100   Newell Rubbermaid, Inc.                                                                     571,527
.........................................................................................................................
            59,470   Pepsi Bottling Group, Inc. (The)                                                          1,437,985
.........................................................................................................................
            30,600   Procter & Gamble Co.                                                                      3,056,328
.........................................................................................................................
           103,100   Time Warner, Inc. (NON)                                                                   1,854,769
.........................................................................................................................
            11,200   Viacom, Inc. Class B                                                                        497,056
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,656,082
------------------------------------------------------------------------------------------------------------------------
Energy (5.6%)
.........................................................................................................................
            14,490   Apache Corp.                                                                              1,175,139
.........................................................................................................................
            35,240   BP PLC ADR (United Kingdom)                                                               1,739,094
.........................................................................................................................
            15,900   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                    801,996
.........................................................................................................................
            87,568   ConocoPhillips                                                                            5,741,834
.........................................................................................................................
           408,193   Exxon Mobil Corp.                                                                        16,735,913
.........................................................................................................................
            50,980   GlobalSantaFe Corp. (Cayman Islands)                                                      1,265,833
.........................................................................................................................
            74,500   Halliburton Co.                                                                           1,937,000
.........................................................................................................................
            27,940   Noble Corp. (Cayman Islands) (NON)                                                          999,693
.........................................................................................................................
            46,720   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                             2,447,661
.........................................................................................................................
            54,140   Total SA Class B ADR (France)                                                             5,008,491
.........................................................................................................................
            56,920   Unocal Corp.                                                                              2,096,364
------------------------------------------------------------------------------------------------------------------------
                                                                                                              39,949,018
------------------------------------------------------------------------------------------------------------------------
Financial (9.6%)
.........................................................................................................................
           113,945   Bank of America Corp.                                                                     9,164,596
.........................................................................................................................
           181,660   Bank of New York Co., Inc. (The)                                                          6,016,579
.........................................................................................................................
            17,220   CIT Group, Inc.                                                                             619,059
.........................................................................................................................
           415,485   Citigroup, Inc.                                                                          20,167,642
.........................................................................................................................
            95,767   Fannie Mae                                                                                7,188,271
.........................................................................................................................
           136,690   Freddie Mac                                                                               7,971,761
.........................................................................................................................
           279,850   JPMorgan Chase & Co.                                                                     10,278,891
.........................................................................................................................
            35,030   Merrill Lynch & Co., Inc.                                                                 2,054,510
.........................................................................................................................
            40,550   PMI Group, Inc. (The)                                                                     1,509,677
.........................................................................................................................
           223,024   Travelers Property Casualty Corp.
                     Class B                                                                                   3,784,717
------------------------------------------------------------------------------------------------------------------------
                                                                                                              68,755,703
------------------------------------------------------------------------------------------------------------------------
Health Care (5.0%)
.........................................................................................................................
           149,770   Abbott Laboratories                                                                       6,979,282
.........................................................................................................................
            30,720   Anthem, Inc. (NON)                                                                        2,304,000
.........................................................................................................................
            14,900   C.R. Bard, Inc.                                                                           1,210,625
.........................................................................................................................
            47,370   Cardinal Health, Inc.                                                                     2,897,149
.........................................................................................................................
            35,770   CIGNA Corp.                                                                               2,056,775
.........................................................................................................................
             7,900   Express Scripts, Inc. Class A (NON)                                                         524,797
.........................................................................................................................
            25,300   Forest Laboratories, Inc. (NON)                                                           1,563,540
.........................................................................................................................
            31,580   Johnson & Johnson                                                                         1,631,423
.........................................................................................................................
           173,070   King Pharmaceuticals, Inc. (NON)                                                          2,641,048
.........................................................................................................................
            53,900   McKesson Corp.                                                                            1,733,424
.........................................................................................................................
           278,632   Pfizer, Inc.                                                                              9,844,069
.........................................................................................................................
            53,000   Wyeth                                                                                     2,249,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,635,982
------------------------------------------------------------------------------------------------------------------------
Insurance (2.3%)
.........................................................................................................................
           130,370   ACE, Ltd. (Bermuda)                                                                       5,399,925
.........................................................................................................................
            65,319   American International Group, Inc.                                                        4,329,343
.........................................................................................................................
            20,210   AON Corp.                                                                                   483,827
.........................................................................................................................
            10,950   MBIA, Inc.                                                                                  648,569
.........................................................................................................................
            38,900   Radian Group, Inc.                                                                        1,896,375
.........................................................................................................................
            53,065   XL Capital, Ltd. Class A (Bermuda)                                                        4,115,191
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,873,230
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.2%)
.........................................................................................................................
            51,800   Equity Office Properties Trust (R)                                                        1,484,070
------------------------------------------------------------------------------------------------------------------------
Technology (6.3%)
.........................................................................................................................
            21,900   Automatic Data Processing, Inc.                                                             867,459
.........................................................................................................................
            67,395   Celestica, Inc. (Canada) (NON)                                                            1,015,643
.........................................................................................................................
           147,890   Computer Associates International, Inc.                                                   4,043,313
.........................................................................................................................
            51,700   Dell, Inc. (NON)                                                                          1,755,732
.........................................................................................................................
            30,000   Fiserv, Inc. (NON)                                                                        1,185,300
.........................................................................................................................
           509,842   Hewlett-Packard Co.                                                                      11,711,071
.........................................................................................................................
            72,842   IBM Corp.                                                                                 6,750,997
.........................................................................................................................
            81,790   Intel Corp.                                                                               2,633,638
.........................................................................................................................
            22,070   Lexmark International, Inc. (NON)                                                         1,735,585
.........................................................................................................................
            55,000   Micron Technology, Inc. (NON)                                                               740,850
.........................................................................................................................
           227,700   Microsoft Corp.                                                                           6,270,858
.........................................................................................................................
            40,100   Motorola, Inc.                                                                              564,207
.........................................................................................................................
            94,200   Oracle Corp. (NON)                                                                        1,243,440
.........................................................................................................................
           161,679   Solectron Corp. (NON)                                                                       955,523
.........................................................................................................................
           245,517   Xerox Corp. (NON)                                                                         3,388,135
------------------------------------------------------------------------------------------------------------------------
                                                                                                              44,861,751
------------------------------------------------------------------------------------------------------------------------
Transportation (1.5%)
.........................................................................................................................
            41,650   Canadian National Railway Co. (Canada)                                                    2,635,612
.........................................................................................................................
            24,000   Southwest Airlines Co.                                                                      387,360
.........................................................................................................................
           109,156   Union Pacific Corp.                                                                       7,584,159
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,607,131
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (2.3%)
.........................................................................................................................
            66,510   CenterPoint Energy, Inc.                                                                    644,482
.........................................................................................................................
            20,590   Dominion Resources, Inc.                                                                  1,314,260
.........................................................................................................................
            60,665   DPL, Inc.                                                                                 1,266,685
.........................................................................................................................
           117,190   Edison International                                                                      2,569,977
.........................................................................................................................
            32,420   Entergy Corp.                                                                             1,852,155
.........................................................................................................................
            43,580   Exelon Corp.                                                                              2,891,969
.........................................................................................................................
            26,130   FirstEnergy Corp.                                                                           919,776
.........................................................................................................................
           129,340   PG&E Corp. (NON)                                                                          3,591,772
.........................................................................................................................
            32,120   Progress Energy, Inc.                                                                     1,453,751
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,504,827
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $349,303,943)                                                                    $432,565,400
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (9.8%)
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
           $99,230   9s, with due dates from January 1, 2027
                     to July 1, 2032                                                                            $108,964
.........................................................................................................................
           124,726   8s, with due dates from October 1, 2025
                     to July 1, 2033                                                                             135,035
.........................................................................................................................
           826,389   7 1/2s, with due dates from
                     September 1, 2022 to July 1, 2033                                                           885,874
.........................................................................................................................
           223,544   7s, with due dates from May 1, 2026
                     to November 1, 2032                                                                         237,173
.........................................................................................................................
           328,936   7s, with due dates from June 1, 2007
                     to November 1, 2014                                                                         351,177
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
         9,714,036   6 1/2s, with due dates from
                     September 1, 2023 to December 1, 2033                                                    10,163,005
.........................................................................................................................
            58,307   6 1/2s, February 1, 2016                                                                     61,865
.........................................................................................................................
            19,718   6s, with due dates from April 1, 2016
                     to November 1, 2016                                                                          20,705
.........................................................................................................................
        43,250,000   5 1/2s, TBA, January 1, 2034                                                             43,804,119
.........................................................................................................................
         7,194,000   5 1/2s, TBA, December 1, 2017                                                             7,452,538
.........................................................................................................................
         6,848,000   5s, TBA, January 1, 2019                                                                  6,982,823
.........................................................................................................................
           117,276   Government National Mortgage
                     Association Pass-Through Certificates
                     7s, June 15, 2031                                                                           125,026
------------------------------------------------------------------------------------------------------------------------
                                                                                                              70,328,304
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (2.8%)
.........................................................................................................................
        16,933,000   Fannie Mae notes Ser. B, 7 1/4s,
                     January 15, 2010                                                                         19,964,617
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (2.5%)
.........................................................................................................................
         6,755,000   U.S. Treasury Bonds 6 1/4s, May 15, 2030                                                  7,795,162
.........................................................................................................................
                     U.S. Treasury Notes
.........................................................................................................................
           150,000   4 1/4s, November 15, 2013                                                                   149,836
.........................................................................................................................
         6,245,000   4 1/4s, August 15, 2013                                                                   6,252,806
.........................................................................................................................
         3,849,000   3 1/4s, August 15, 2008                                                                   3,872,456
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,070,260
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Obligations (cost $107,792,698)                                                        $108,363,181
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (9.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (0.4%)
.........................................................................................................................
          $325,000   Alcoa, Inc. notes 6 1/2s, 2011                                                             $367,358
.........................................................................................................................
           130,000   Avery Dennison Corp. notes 4 7/8s, 2013                                                     129,295
.........................................................................................................................
           120,000   Dow Chemical Co. (The) debs.
                     8.55s, 2009                                                                                 143,959
.........................................................................................................................
           285,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                                303,998
.........................................................................................................................
            75,000   Eastman Chemical Co. notes 3 1/4s, 2008                                                      71,923
.........................................................................................................................
           125,000   Falconbridge, Ltd. bonds 5 3/8s, 2015
                     (Canada)                                                                                    121,794
.........................................................................................................................
           205,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                               245,488
.........................................................................................................................
            45,000   ICI Wilmington Inc. company guaranty
                     5 5/8s, 2013                                                                                 45,383
.........................................................................................................................
           140,000   ICI Wilmington Inc. company guaranty
                     4 3/8s, 2008                                                                                139,965
.........................................................................................................................
           216,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                       242,460
.........................................................................................................................
            84,000   Louisiana-Pacific Corp. sr. notes
                     8 7/8s, 2010                                                                                 99,120
.........................................................................................................................
            46,000   Louisiana-Pacific Corp. sr. sub.
                     notes 10 7/8s, 2008                                                                          54,740
.........................................................................................................................
           185,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                       201,650
.........................................................................................................................
            77,000   Monsanto Co. notes 4s, 2008                                                                  77,078
.........................................................................................................................
            25,000   Monsanto Co. sr. notes 7 3/8s, 2012                                                          28,528
.........................................................................................................................
            50,000   Packaging Corp. of America notes
                     5 3/4s, 2013                                                                                 50,447
.........................................................................................................................
           210,000   Potlatch Corp. dep. notes FRN
                     9 1/8s, 2009                                                                                252,000
.........................................................................................................................
            50,000   Praxair, Inc. notes 6 3/8s, 2012                                                             55,633
.........................................................................................................................
            35,000   WMC Finance USA company guaranty
                     6 1/4s, 2033 (Australia)                                                                     34,847
.........................................................................................................................
            60,000   WMC Finance USA company guaranty
                     5 1/8s, 2013 (Australia)                                                                     59,129
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,724,795
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.4%)
.........................................................................................................................
           235,000   Allied Waste North America, Inc.
                     sr. notes 7 7/8s, 2013                                                                      254,388
.........................................................................................................................
            80,000   BAE Systems Holdings Inc. 144A notes
                     6.4s, 2011                                                                                   85,994
.........................................................................................................................
           255,000   Ball Corp. company guaranty 6 7/8s, 2012                                                    266,475
.........................................................................................................................
            25,000   Boeing Capital Corp. sr. notes
                     7 3/8s, 2010                                                                                 28,736
.........................................................................................................................
             5,000   Boeing Capital Corp. sr. notes
                     4 3/4s, 2008                                                                                  5,158
.........................................................................................................................
            80,000   Boeing Co. (The) bonds 6 1/8s, 2033                                                          80,461
.........................................................................................................................
            30,000   Bunge Ltd. Finance Corp. company
                     guaranty 7.8s, 2012                                                                          34,654
.........................................................................................................................
            45,000   Bunge Ltd. Finance Corp. notes
                     5 7/8s, 2013                                                                                 45,545
.........................................................................................................................
           110,000   Bunge Ltd. Finance Corp. 144A notes
                     4 3/8s, 2008                                                                                110,702
.........................................................................................................................
           130,000   John Deere Capital Corp. sr. notes
                     Ser. D, 3 1/8s, 2005                                                                        132,286
.........................................................................................................................
           185,000   Kennametal, Inc. sr. notes 7.2s, 2012                                                       196,222
.........................................................................................................................
           250,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                327,593
.........................................................................................................................
           115,000   Northrop Grumman Corp. company
                     guaranty 7 1/8s, 2011                                                                       133,008
.........................................................................................................................
           140,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                152,950
.........................................................................................................................
            80,000   Owens-Brockway Glass sr. sec. notes
                     8 3/4s, 2012                                                                                 89,100
.........................................................................................................................
           275,000   Raytheon Co. debs. 6s, 2010                                                                 293,904
.........................................................................................................................
           130,000   Raytheon Co. notes 8.3s, 2010                                                               155,988
.........................................................................................................................
           100,000   Raytheon Co. notes 4.85s, 2011                                                              100,797
.........................................................................................................................
            95,000   Sealed Air Corp. 144A bonds
                     6 7/8s, 2033                                                                                100,557
.........................................................................................................................
            75,000   Sealed Air Corp. 144A notes
                     5 5/8s, 2013                                                                                 76,747
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,671,265
------------------------------------------------------------------------------------------------------------------------
Communication Services (1.2%)
.........................................................................................................................
            65,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                        71,659
.........................................................................................................................
           195,000   AT&T Corp. sr. notes 8 3/4s, 2031                                                           227,870
.........................................................................................................................
           175,000   AT&T Corp. sr. notes 8.05s, 2011                                                            201,422
.........................................................................................................................
            75,000   AT&T Wireless Services, Inc. sr. notes
                     8 3/4s, 2031                                                                                 92,537
.........................................................................................................................
           370,000   AT&T Wireless Services, Inc. sr. notes
                     7 7/8s, 2011                                                                                428,144
.........................................................................................................................
           200,000   Bell Atlantic Financial Services notes
                     Ser. A, 7.6s, 2007                                                                          226,488
.........................................................................................................................
           100,000   Bellsouth Capital Funding notes
                     7 3/4s, 2010                                                                                118,166
.........................................................................................................................
           215,000   British Telecommunications PLC bonds
                     8 7/8s, 2030 (United Kingdom)                                                               281,135
.........................................................................................................................
           540,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                               657,100
.........................................................................................................................
           440,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                                471,970
.........................................................................................................................
            90,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                106,402
.........................................................................................................................
           205,000   Deutsche Telekom International Finance
                     BV bonds 8 1/2s, 2010 (Netherlands)                                                         247,869
.........................................................................................................................
           430,000   Deutsche Telekom International Finance
                     BV company guaranty 8 3/4s, 2030
                     (Netherlands)                                                                               542,819
.........................................................................................................................
           200,000   Deutsche Telekom International Finance
                     BV notes 5 1/4s, 2013 (Netherlands)                                                         202,044
.........................................................................................................................
           160,000   France Telecom notes 10s, 2031 (France)                                                     212,588
.........................................................................................................................
           205,000   France Telecom notes 7 3/4s, 2011
                     (France)                                                                                    246,222
.........................................................................................................................
           120,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                            152,126
.........................................................................................................................
            55,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8s, 2010 (Netherlands)                                                                 65,795
.........................................................................................................................
           200,000   Sprint Capital Corp. company guaranty
                     8 3/4s, 2032                                                                                236,278
.........................................................................................................................
           305,000   Sprint Capital Corp. company guaranty
                     7 5/8s, 2011                                                                                341,886
.........................................................................................................................
           220,000   Sprint Capital Corp. company guaranty
                     6 7/8s, 2028                                                                                214,683
.........................................................................................................................
           120,000   Sprint Capital Corp. company guaranty
                     6 1/8s, 2008                                                                                127,905
.........................................................................................................................
           270,000   Telecom Italia Capital 144A company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                          271,521
.........................................................................................................................
           125,000   Telecom Italia Capital 144A company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                          125,081
.........................................................................................................................
           180,000   Telecom Italia Capital 144A company
                     guaranty 4s, 2008 (Luxembourg)                                                              181,139
.........................................................................................................................
           170,000   Telefonica Europe BV company guaranty
                     7 3/4s, 2010 (Netherlands)                                                                  201,830
.........................................................................................................................
           100,000   Telus Corp. notes 8s, 2011 (Canada)                                                         116,929
.........................................................................................................................
           145,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     162,276
.........................................................................................................................
            90,000   United States Cellular Corp. notes
                     6.7s, 2033                                                                                   89,972
.........................................................................................................................
           280,000   Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                                322,388
.........................................................................................................................
           405,000   Verizon Pennsylvania Inc. debs.
                     8.35s, 2030                                                                                 505,204
.........................................................................................................................
            50,000   Verizon Virginia Inc. debs. Ser. A,
                     4 5/8s, 2013                                                                                 48,139
.........................................................................................................................
           790,000   Verizon Wireless, Inc. notes 5 3/8s, 2006                                                   842,395
.........................................................................................................................
           230,000   Vodafone Group PLC notes 7 7/8s, 2030
                     (United Kingdom)                                                                            282,543
.........................................................................................................................
           170,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                            181,233
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,803,758
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.1%)
.........................................................................................................................
           230,000   Textron Financial Corp. notes 6s, 2009                                                      252,392
.........................................................................................................................
            15,000   Textron Financial Corp. notes
                     Ser. MTNE, 2 3/4s, 2006                                                                      14,958
.........................................................................................................................
           135,000   Tyco International Group SA company
                     guaranty 7s, 2028 (Luxembourg)                                                              140,231
.........................................................................................................................
           280,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          305,900
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 713,481
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.8%)
.........................................................................................................................
            35,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                                37,013
.........................................................................................................................
           205,000   Cendant Corp. notes 6 1/4s, 2010                                                            222,925
.........................................................................................................................
           135,000   D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                    152,550
.........................................................................................................................
            55,000   D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                     58,438
.........................................................................................................................
           180,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                    180,000
.........................................................................................................................
           110,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 7.2s, 2009                                                                 122,845
.........................................................................................................................
           280,000   DaimlerChrysler NA Holding Corp.
                     company guaranty Ser. D, 3.4s, 2004                                                         283,855
.........................................................................................................................
           180,000   Deluxe Corp. notes 5s, 2012                                                                 182,753
.........................................................................................................................
           130,000   Federated Department Stores, Inc.
                     sr. notes 8 1/2s, 2010                                                                      159,396
.........................................................................................................................
           230,000   Ford Motor Co. debs. 9.98s, 2047                                                            282,267
.........................................................................................................................
           140,000   Ford Motor Co. notes 7.45s, 2031                                                            141,473
.........................................................................................................................
           115,000   Ford Motor Credit Corp. notes
                     7 7/8s, 2010                                                                                128,497
.........................................................................................................................
           335,000   Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                                356,818
.........................................................................................................................
           135,000   General Motors Acceptance Corp. bonds
                     8s, 2031                                                                                    151,601
.........................................................................................................................
           200,000   General Motors Acceptance Corp. notes
                     Ser. MTN, 5.36s, 2004                                                                       203,989
.........................................................................................................................
            90,000   GTECH Holdings Corp. 144A notes
                     4 3/4s, 2010                                                                                 90,975
.........................................................................................................................
            50,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                       57,625
.........................................................................................................................
            90,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                      101,025
.........................................................................................................................
           180,000   International Game Technology sr. notes
                     8 3/8s, 2009                                                                                215,470
.........................................................................................................................
            45,000   International Game Technology sr. notes
                     7 7/8s, 2004                                                                                 45,937
.........................................................................................................................
           280,000   JC Penney Co., Inc. notes 7.6s, 2007                                                        309,050
.........................................................................................................................
           287,000   K. Hovnanian Enterprises, Inc. sr. notes
                     6 1/2s, 2014                                                                                285,924
.........................................................................................................................
           115,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                 135,269
.........................................................................................................................
            90,000   Lennar Corp. company guaranty Ser. B,
                     9.95s, 2010                                                                                 103,388
.........................................................................................................................
            50,000   MGM Mirage, Inc. company guaranty
                     9 3/4s, 2007                                                                                 57,000
.........................................................................................................................
           150,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                169,875
.........................................................................................................................
           135,000   Mohegan Tribal Gaming Authority sr. sub.
                     notes 6 3/8s, 2009                                                                          139,388
.........................................................................................................................
            40,000   Park Place Entertainment Corp. sr. notes
                     7 1/2s, 2009                                                                                 44,000
.........................................................................................................................
           100,000   Park Place Entertainment Corp. sr. sub.
                     notes 9 3/8s, 2007                                                                          113,250
.........................................................................................................................
           235,000   Pulte Homes, Inc. company guaranty
                     7 7/8s, 2011                                                                                276,978
.........................................................................................................................
           245,000   Ryland Group, Inc. sr. notes 5 3/8s, 2008                                                   252,350
.........................................................................................................................
           115,000   Sears Roebuck Acceptance FRN
                     Ser. MTN, 3.18s, 2004                                                                       115,668
.........................................................................................................................
           110,000   Sears Roebuck Acceptance FRN
                     Ser. MTN, 3.07s, 2004                                                                       111,089
.........................................................................................................................
           160,000   SPX Corp. sr. notes 6 1/4s, 2011                                                            164,400
.........................................................................................................................
            82,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 3/8s, 2007                                                           88,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,541,641
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (1.2%)
.........................................................................................................................
           220,000   Albertsons, Inc. sr. notes 7 1/2s, 2011                                                     252,198
.........................................................................................................................
           143,000   AT&T Broadband Corp. company guaranty
                     8 3/8s, 2013                                                                                174,968
.........................................................................................................................
           225,000   Cadbury Schweppes US Finance LLC
                     144A notes 3 7/8s, 2008                                                                     223,978
.........................................................................................................................
           325,000   Campbell Soup Co. notes 6 3/4s, 2011                                                        371,281
.........................................................................................................................
            95,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           109,963
.........................................................................................................................
           235,000   Comcast Corp. company guaranty
                     7.05s, 2033                                                                                 255,636
.........................................................................................................................
            85,000   Comcast Corp. company guaranty
                     5.85s, 2010                                                                                  90,978
.........................................................................................................................
           155,000   ConAgra, Inc. notes 7 7/8s, 2010                                                            184,941
.........................................................................................................................
           275,000   ConAgra, Inc. notes 6s, 2006                                                                297,244
.........................................................................................................................
            21,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                        21,998
.........................................................................................................................
           140,000   Cox Communications, Inc. notes
                     7 3/4s, 2010                                                                                166,776
.........................................................................................................................
           105,000   Cox Enterprises, Inc. 144A notes 8s, 2007                                                   120,160
.........................................................................................................................
           111,188   CVS Corp. 144A pass-through
                     certificates 6.117s, 2013                                                                   121,719
.........................................................................................................................
            80,000   Dean Foods Co. sr. notes 8.15s, 2007                                                         88,400
.........................................................................................................................
           230,000   Diageo PLC company guaranty 8s, 2022
                     (United Kingdom)                                                                            284,222
.........................................................................................................................
           145,000   Fred Meyer, Inc. Holding Co. company
                     guaranty 7.45s, 2008                                                                        165,145
.........................................................................................................................
           140,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       158,868
.........................................................................................................................
           140,000   Johnson (SC) & Son, Inc. 144A bonds
                     5 3/4s, 2033                                                                                135,200
.........................................................................................................................
           275,000   Jones Intercable, Inc. sr. notes 7 5/8s, 2008                                               315,245
.........................................................................................................................
           575,000   Kraft Foods, Inc. notes 4 5/8s, 2006                                                        600,029
.........................................................................................................................
           160,000   Liberty Media Corp. debs. 8 1/2s, 2029                                                      193,811
.........................................................................................................................
           145,000   Miller Brewing Co. 144A notes
                     5 1/2s, 2013                                                                                147,809
.........................................................................................................................
            80,000   News America Holdings, Inc. company
                     guaranty 9 1/4s, 2013                                                                       103,200
.........................................................................................................................
           165,000   News America Holdings, Inc. company
                     guaranty 7 3/8s, 2008                                                                       188,252
.........................................................................................................................
           115,000   News America Holdings, Inc. debs.
                     7 3/4s, 2045                                                                                135,970
.........................................................................................................................
           195,000   News America Holdings, Inc. debs.
                     7.7s, 2025                                                                                  227,120
.........................................................................................................................
           120,000   News America, Inc. sr. notes 6 5/8s,
                     2008                                                                                        133,469
.........................................................................................................................
           240,000   PepsiAmericas, Inc. notes Ser. MTN,
                     3 7/8s, 2007                                                                                243,357
.........................................................................................................................
            95,000   Philip Morris Cos., Inc. debs. 7 3/4s, 2027                                                 102,502
.........................................................................................................................
           155,000   Rogers Cable Inc. sec. notes 6 1/4s,
                     2013 (Canada)                                                                               156,163
.........................................................................................................................
           285,000   TCI Communications, Inc. debs.
                     7 7/8s, 2013                                                                                337,354
.........................................................................................................................
           245,000   Time Warner, Inc. bonds 7 5/8s, 2031                                                        282,673
.........................................................................................................................
           265,000   Time Warner, Inc. debs. 9.15s, 2023                                                         342,777
.........................................................................................................................
           340,000   Time Warner, Inc. debs. 9 1/8s, 2013                                                        431,962
.........................................................................................................................
           115,000   Time Warner, Inc. notes 8.18s, 2007                                                         133,152
.........................................................................................................................
           245,000   Time Warner, Inc. notes 5 5/8s, 2005                                                        256,464
.........................................................................................................................
           285,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                        330,476
.........................................................................................................................
            85,000   Tyson Foods, Inc. notes 7 1/4s, 2006                                                         93,146
.........................................................................................................................
            85,000   Tyson Foods, Inc. notes 7s, 2018                                                             88,428
.........................................................................................................................
           220,000   Viacom, Inc. company guaranty 7.7s, 2010                                                    262,945
.........................................................................................................................
           225,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                    272,813
.........................................................................................................................
             5,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                       5,675
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,608,467
------------------------------------------------------------------------------------------------------------------------
Energy (0.5%)
.........................................................................................................................
           160,000   Arch Western Finance, LLC 144A
                     sr. notes 6 3/4s, 2013                                                                      164,400
.........................................................................................................................
            51,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                 54,825
.........................................................................................................................
           350,000   Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                                 392,405
.........................................................................................................................
            80,000   Halliburton Co. notes Ser. MTN,
                     5 5/8s, 2008                                                                                 84,601
.........................................................................................................................
           140,000   Halliburton Co. 144A notes 5 1/2s, 2010                                                     146,017
.........................................................................................................................
           200,000   Louis Dreyfus Natural Gas Corp. notes
                     6 7/8s, 2007                                                                                221,148
.........................................................................................................................
           120,000   MidAmerican Energy Holdings Co.
                     sr. notes 4 5/8s, 2007                                                                      124,024
.........................................................................................................................
            20,000   MidAmerican Energy Holdings Co.
                     sr. notes 3 1/2s, 2008                                                                       19,647
.........................................................................................................................
           200,000   Motiva Enterprises, LLC 144A
                     sr. notes 5.2s, 2012                                                                        204,087
.........................................................................................................................
            34,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                 37,910
.........................................................................................................................
            95,000   Nexen, Inc. notes 7 7/8s, 2032 (Canada)                                                     114,864
.........................................................................................................................
           125,000   Nexen, Inc. notes 5.05s, 2013 (Canada)                                                      123,406
.........................................................................................................................
           140,000   Noble Affiliates, Inc. sr. notes 8s, 2027                                                   163,069
.........................................................................................................................
           130,000   Ocean Energy, Inc. company guaranty
                     7 1/4s, 2011                                                                                149,614
.........................................................................................................................
            90,000   Petro-Canada, Ltd. bonds 5.35s, 2033
                     (Canada)                                                                                     79,671
.........................................................................................................................
           185,000   Phillips Petroleum Co. notes 8 3/4s, 2010                                                   231,102
.........................................................................................................................
           195,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                       242,662
.........................................................................................................................
            50,000   Pride Petroleum Services, Inc. sr. notes
                     9 3/8s, 2007                                                                                 51,500
.........................................................................................................................
           215,000   Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                                239,991
.........................................................................................................................
           265,000   Union Oil Co. of California company
                     guaranty 7 1/2s, 2029                                                                       311,097
.........................................................................................................................
            64,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                 69,440
.........................................................................................................................
            70,000   Weatherford International, Ltd. notes
                     4.95s, 2013 (Bermuda)                                                                        68,876
.........................................................................................................................
            66,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                        72,600
.........................................................................................................................
           226,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     256,510
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,623,466
------------------------------------------------------------------------------------------------------------------------
Financial (3.1%)
.........................................................................................................................
           425,000   Ace INA Holdings, Inc. company
                     guaranty 8.3s, 2006                                                                         480,806
.........................................................................................................................
           105,000   Allfirst Financial Inc. sub. notes 7.2s, 2007                                               117,049
.........................................................................................................................
           225,000   American General Corp. notes
                     7 1/2s, 2010                                                                                269,140
.........................................................................................................................
           320,000   Archstone-Smith Operating Trust notes
                     5s, 2007 (R)                                                                                335,949
.........................................................................................................................
           385,000   ASIF Global Financing 144A notes
                     3.85s, 2007                                                                                 391,229
.........................................................................................................................
           230,000   Associates Corp. NA sr. notes Ser. 8,
                     7 3/8s, 2007                                                                                261,225
.........................................................................................................................
           150,000   Associates First Capital Corp. sr. notes
                     6 1/4s, 2008                                                                                166,658
.........................................................................................................................
           350,000   Associates First Capital Corp. sub. debs.
                     8.15s, 2009                                                                                 421,358
.........................................................................................................................
           130,000   AXA Financial, Inc. sr. notes 7 3/4s, 2010                                                  153,987
.........................................................................................................................
           500,000   Bank of America Corp. sub. notes
                     7.4s, 2011                                                                                  586,415
.........................................................................................................................
            40,000   Bank of New York Co., Inc. (The)
                     sr. sub. notes FRN 3.4s, 2013                                                                39,194
.........................................................................................................................
           215,000   Bank One Corp. sub. debs. 8s, 2027                                                          270,165
.........................................................................................................................
           100,000   Bank One Corp. sub. debs. 7 5/8s, 2026                                                      120,732
.........................................................................................................................
            60,000   Bank One Corp. sub. notes 7.6s, 2007                                                         68,188
.........................................................................................................................
           855,000   Bank United Corp. notes Ser. A, 8s, 2009                                                  1,013,214
.........................................................................................................................
           225,000   Barclays Bank PLC 144A FRN 6.86s,
                     2049 (United Kingdom)                                                                       244,008
.........................................................................................................................
           215,000   Bear Stearns Cos., Inc. (The) notes
                     3s, 2006                                                                                    218,237
.........................................................................................................................
            80,000   Capital One Bank notes 6 1/2s, 2013                                                          83,873
.........................................................................................................................
            45,000   Capital One Bank notes Ser. BKNT,
                     4 7/8s, 2008                                                                                 46,312
.........................................................................................................................
            50,000   Capital One Bank sr. notes Ser. BKNT,
                     6.7s, 2008                                                                                   54,791
.........................................................................................................................
            70,000   Capital One Financial Corp. notes
                     7 1/4s, 2006                                                                                 75,354
.........................................................................................................................
             5,000   Capital One Financial Corp. notes
                     6 1/4s, 2013                                                                                  5,126
.........................................................................................................................
            70,000   CenterPoint Properties Trust notes
                     Ser. MTN, 4 3/4s, 2010                                                                       69,300
.........................................................................................................................
           250,000   CIT Group, Inc. sr. notes 5 1/2s, 2007                                                      267,364
.........................................................................................................................
           245,000   CIT Group, Inc. sr. notes Ser. MTN,
                     6 7/8s, 2009                                                                                276,231
.........................................................................................................................
            85,000   CIT Group, Inc. sr. sub. notes 4 1/8s, 2006                                                  87,959
.........................................................................................................................
           580,000   Citicorp sub. notes 6 3/8s, 2008                                                            641,517
.........................................................................................................................
           325,000   Citigroup, Inc. bonds 5 7/8s, 2033                                                          319,412
.........................................................................................................................
            65,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                           70,657
.........................................................................................................................
            55,000   Citigroup, Inc. sub. notes 7 1/4s, 2010                                                      64,106
.........................................................................................................................
           110,000   Countrywide Capital III company
                     guaranty Ser. B, 8.05s, 2027                                                                126,967
.........................................................................................................................
           260,000   Countrywide Home Loans, Inc. company
                     guaranty Ser. K, 5 5/8s, 2007                                                               280,695
.........................................................................................................................
           110,000   Credit Suisse First Boston USA, Inc.
                     notes 5 1/2s, 2013                                                                          113,357
.........................................................................................................................
           140,000   Developers Diversified Realty Corp.
                     notes 4 5/8s, 2010                                                                          137,167
.........................................................................................................................
           160,000   EOP Operating LP sr. notes 7s, 2011                                                         180,425
.........................................................................................................................
           165,000   Executive Risk Capital Trust company
                     guaranty Class B, 8.675s, 2027                                                              186,461
.........................................................................................................................
           315,000   First Chicago NBD Corp. sub. notes
                     6 3/8s, 2009                                                                                356,964
.........................................................................................................................
           415,000   First Union National Bank sub. notes
                     7.8s, 2010                                                                                  500,685
.........................................................................................................................
           135,000   Fleet Capital Trust V bank guaranty
                     FRN 2.17s, 2028                                                                             131,963
.........................................................................................................................
            45,000   FleetBoston Financial Corp. notes
                     7 1/4s, 2005                                                                                 48,934
.........................................................................................................................
           270,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                  339,985
.........................................................................................................................
           135,000   Fund American Cos. Inc. notes
                     5 7/8s, 2013                                                                                134,774
.........................................................................................................................
           185,000   General Electric Capital Corp.
                     company guaranty 7 7/8s, 2006                                                               211,815
.........................................................................................................................
            60,000   General Electric Capital Corp. notes
                     Ser. A, 6 3/4s, 2032                                                                         66,427
.........................................................................................................................
            75,000   General Electric Capital Corp. notes
                     Ser. A, 6s, 2012                                                                             81,334
.........................................................................................................................
           180,000   General Electric Capital Corp. notes
                     Ser. MTN, 3 1/4s, 2009                                                                      175,080
.........................................................................................................................
            60,000   General Electric Capital Corp. notes
                     Ser. MTNA, 6 1/8s, 2011                                                                      66,007
.........................................................................................................................
           165,000   Goldman Sachs Group, Inc. (The) notes
                     6 1/8s, 2033                                                                                165,725
.........................................................................................................................
            95,000   Goldman Sachs Group, Inc. (The) notes
                     4 3/4s, 2013                                                                                 92,046
.........................................................................................................................
            85,000   Hartford Financial Services Group,
                     Inc. (The) 144A notes 4 5/8s, 2013                                                           82,061
.........................................................................................................................
           180,000   Hartford Life, Inc. sr. notes 7 3/8s, 2031                                                  211,047
.........................................................................................................................
           135,000   Heller Financial, Inc. notes 8s, 2005                                                       147,242
.........................................................................................................................
           120,000   Heller Financial, Inc. notes 7 3/8s, 2009                                                   140,827
.........................................................................................................................
           180,000   Hospitality Properties Trust notes
                     6 3/4s, 2013 (R)                                                                            188,594
.........................................................................................................................
           540,000   Household Finance Corp. notes 7s, 2012                                                      615,799
.........................................................................................................................
           140,000   Household Finance Corp. notes
                     6 3/4s, 2011                                                                                157,604
.........................................................................................................................
           245,000   Household Finance Corp. sr. unsub.
                     5 7/8s, 2009                                                                                266,061
.........................................................................................................................
            55,000   HRPT Properties Trust bonds
                     5 3/4s, 2014 (R)                                                                             55,161
.........................................................................................................................
            45,000   HRPT Properties Trust sr. notes 6.7s,
                     2005 (R)                                                                                     46,941
.........................................................................................................................
           240,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 9.547s, 2049 (Jersey)                                                          304,994
.........................................................................................................................
           165,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 4.61s, 2049 (Jersey)                                                           155,719
.........................................................................................................................
           160,000   ING Capital Funding Trust III company
                     guaranty FRB 8.439s, 2010                                                                   193,682
.........................................................................................................................
           170,000   International Lease Finance Corp.
                     notes 4.35s, 2008                                                                           173,436
.........................................................................................................................
            27,000   iStar Financial, Inc. sr. notes
                     8 3/4s, 2008 (R)                                                                             31,050
.........................................................................................................................
           115,000   iStar Financial, Inc. sr. notes 7s, 2008 (R)                                                124,200
.........................................................................................................................
            95,000   iStar Financial, Inc. sr. notes 6s, 2010 (R)                                                 97,138
.........................................................................................................................
           150,000   John Hancock Financial Services, Inc.
                     sr. notes 5 5/8s, 2008                                                                      162,032
.........................................................................................................................
            85,000   John Hancock Global Funding II 144A
                     notes 7.9s, 2010                                                                            101,287
.........................................................................................................................
           455,000   JPMorgan Chase & Co. notes 5.35s, 2007                                                      486,984
.........................................................................................................................
           315,000   JPMorgan Chase & Co. sub. notes
                     5 3/4s, 2013                                                                                332,164
.........................................................................................................................
           150,000   Kimco Realty Corp. notes Ser. MTNC,
                     5.19s, 2013                                                                                 150,242
.........................................................................................................................
           550,000   Liberty Mutual Insurance 144A notes
                     7.697s, 2097                                                                                494,462
.........................................................................................................................
           170,000   Merita Bank, Ltd. sub. notes 6 1/2s,
                     2006 (Finland)                                                                              182,977
.........................................................................................................................
           175,000   Merrill Lynch & Co., Inc. notes
                     Ser. B, 7.08s, 2005                                                                         190,138
.........................................................................................................................
            60,000   Merrill Lynch & Co., Inc. notes
                     Ser. B, 4 3/4s, 2009                                                                         62,500
.........................................................................................................................
            80,000   Metlife, Inc. sr. notes 6 1/8s, 2011                                                         87,248
.........................................................................................................................
           135,000   Morgan Stanley Tracers notes 4 1/4s, 2010                                                   134,810
.........................................................................................................................
           185,000   National City Bank bonds 4 5/8s, 2013                                                       181,526
.........................................................................................................................
           220,000   National City Corp. sub. notes 7.2s, 2005                                                   235,865
.........................................................................................................................
            50,000   Nationwide Financial Services, Inc.
                     notes 5 5/8s, 2015                                                                           51,534
.........................................................................................................................
            60,000   Nationwide Mutual Insurance Co. 144A
                     notes 8 1/4s, 2031                                                                           72,103
.........................................................................................................................
           395,000   NB Capital Trust IV company guaranty
                     8 1/4s, 2027                                                                                457,194
.........................................................................................................................
            70,000   Nordea Bank Finland PLC sub. notes
                     6 1/2s, 2009 (Finland)                                                                       78,204
.........................................................................................................................
            75,000   OneAmerica Financial Partners, Inc.
                     144A bonds 7s, 2033                                                                          74,246
.........................................................................................................................
           835,000   Peoples Bank - Bridgeport sub. notes
                     7.2s, 2006                                                                                  909,772
.........................................................................................................................
           255,000   PNC Funding Corp. bonds 5 1/4s, 2015                                                        252,537
.........................................................................................................................
           140,000   Popular North America, Inc. sub.
                     notes 3 7/8s, 2008                                                                          139,738
.........................................................................................................................
           155,000   Principal Life Global Funding I 144A
                     sec. notes 5 1/4s, 2013                                                                     156,998
.........................................................................................................................
            90,000   Protective Life Corp. notes 4.3s, 2013                                                       85,229
.........................................................................................................................
            65,000   Prudential Financial, Inc. notes
                     Ser. MTNB, 4 1/2s, 2013                                                                      61,862
.........................................................................................................................
           235,000   Prudential Insurance Co. 144A notes
                     8.3s, 2025                                                                                  287,309
.........................................................................................................................
           100,000   Rabobank Capital Funding II 144A
                     bonds 5.26s, 2049                                                                           100,138
.........................................................................................................................
            80,000   Rouse Co. (The) notes 5 3/8s, 2013                                                           79,444
.........................................................................................................................
           405,000   Royal Bank of Scotland Group PLC FRB
                     7.648s, 2031 (United Kingdom)                                                               483,249
.........................................................................................................................
           315,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                               372,518
.........................................................................................................................
           175,000   St. Paul Co., Inc. (The) sr. notes
                     5 3/4s, 2007                                                                                188,369
.........................................................................................................................
           115,000   State Street Capital Trust II FRN
                     1.68s, 2008                                                                                 115,366
.........................................................................................................................
           245,000   Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                               286,649
.........................................................................................................................
           135,000   Suncorp-Metway, Ltd. 144A FRB 3 1/2s,
                     2013 (Australia)                                                                            126,712
.........................................................................................................................
            55,000   Travelers Property Casualty Corp.
                     sr. notes 3 3/4s, 2008                                                                       55,239
.........................................................................................................................
           310,000   UBS AG/Jersey Branch FRN 4.17s, 2008
                     (United Kingdom)                                                                            313,100
.........................................................................................................................
           160,000   UBS Preferred Funding Trust I FRB
                     8.622s, 2049                                                                                197,219
.........................................................................................................................
           215,000   USF&G Capital I 144A company guaranty
                     8 1/2s, 2045                                                                                252,384
.........................................................................................................................
           120,000   Vornado Realty Trust notes 4 3/4s, 2010                                                     119,923
.........................................................................................................................
           140,000   Westpac Capital Trust III 144A sub.
                     notes FRN 5.819s, 2013                                                                      144,490
.........................................................................................................................
            65,000   XL Capital Europe PLC company
                     guaranty 6 1/2s, 2012 (United Kingdom)                                                       70,720
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,942,404
------------------------------------------------------------------------------------------------------------------------
Health Care (0.2%)
.........................................................................................................................
           295,000   American Home Products Corp. notes
                     6.95s, 2011                                                                                 333,163
.........................................................................................................................
            60,000   AmerisourceBergen Corp. company
                     guaranty 7 1/4s, 2012                                                                        64,650
.........................................................................................................................
            45,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                 50,850
.........................................................................................................................
            85,000   Bayer Corp. 144A FRB 6.2s, 2008                                                              92,016
.........................................................................................................................
           125,000   HCA, Inc. bonds 7 1/2s, 2033                                                                130,348
.........................................................................................................................
            45,000   HCA, Inc. notes 6 1/4s, 2013                                                                 46,062
.........................................................................................................................
           170,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            193,887
.........................................................................................................................
            55,000   HCA, Inc. sr. notes 6.95s, 2012                                                              58,972
.........................................................................................................................
           130,000   Service Corp. International notes 6s, 2005                                                  132,600
.........................................................................................................................
            95,000   Wyeth bonds 6 1/2s, 2034                                                                     96,754
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,199,302
------------------------------------------------------------------------------------------------------------------------
Technology (0.1%)
.........................................................................................................................
           185,000   Arrow Electronics, Inc. notes 6 7/8s, 2013                                                  196,478
.........................................................................................................................
            75,000   Computer Associates International, Inc.
                     sr. notes Ser. B, 6 3/8s, 2005                                                               78,402
.........................................................................................................................
           150,000   Electronic Data Systems Corp. sec. sr.
                     notes Ser. B, 6s, 2013                                                                      147,395
.........................................................................................................................
            65,000   Fiserv, Inc. notes 4s, 2008                                                                  64,694
.........................................................................................................................
           165,000   Hewlett-Packard Co. notes 5 1/2s, 2007                                                      178,332
.........................................................................................................................
           165,000   Jabil Circuit, Inc. sr. notes 5 7/8s, 2010                                                  172,107
.........................................................................................................................
            40,000   Motorola, Inc. notes 7 5/8s, 2010                                                            45,972
.........................................................................................................................
            45,000   Motorola, Inc. notes 6 3/4s, 2006                                                            48,478
.........................................................................................................................
           155,000   Science Applications International
                     Corp. notes 5 1/2s, 2033                                                                    136,012
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,067,870
------------------------------------------------------------------------------------------------------------------------
Transportation (0.2%)
.........................................................................................................................
             4,213   Continental Airlines, Inc. pass-through
                     certificates Ser. 97-4A, 6.9s, 2018                                                           4,171
.........................................................................................................................
           333,733   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-1A, 6.648s, 2017                                                       327,058
.........................................................................................................................
           180,000   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                         177,542
.........................................................................................................................
           250,000   CSX Corp. notes 6 1/4s, 2008                                                                273,984
.........................................................................................................................
           115,000   CSX Corp. notes 4 7/8s, 2009                                                                118,522
.........................................................................................................................
            95,000   Norfolk Southern Corp. sr. notes
                     7 1/4s, 2031                                                                                107,579
.........................................................................................................................
           135,000   Norfolk Southern Corp. sr. notes
                     6 3/4s, 2011                                                                                153,741
.........................................................................................................................
             4,413   Northwest Airlines Corp. pass-through
                     certificates Ser. 99-2A, 7.575s, 2019                                                         4,549
.........................................................................................................................
           205,000   Union Pacific Corp. notes 7 3/8s, 2009                                                      238,399
.........................................................................................................................
            90,000   Union Pacific Corp. notes 6 5/8s, 2008                                                       99,903
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,505,448
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (1.3%)
.........................................................................................................................
            50,000   AEP Texas Central Co. sr. notes
                     Ser. D, 5 1/2s, 2013                                                                         51,220
.........................................................................................................................
           230,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                                235,089
.........................................................................................................................
            30,000   American Electric Power Co., Inc.
                     notes Ser. A, 6 1/8s, 2006                                                                   32,328
.........................................................................................................................
            40,000   American Electric Power Co., Inc.
                     sr. notes Ser. C, 5 3/8s, 2010                                                               41,818
.........................................................................................................................
            50,000   Appalachian Power Co. notes 3.6s, 2008                                                       49,457
.........................................................................................................................
           195,000   Arizona Public Services Co. notes
                     6 1/2s, 2012                                                                                215,013
.........................................................................................................................
            75,000   Carolina Power & Light Co. 1st mtge.
                     6 1/8s, 2033                                                                                 77,085
.........................................................................................................................
            25,000   CenterPoint Energy Resources Corp.
                     debs. 8.9s, 2006                                                                             28,358
.........................................................................................................................
           105,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                          118,115
.........................................................................................................................
           190,000   CenterPoint Energy, Inc. 144A notes
                     7 1/4s, 2010                                                                                205,691
.........................................................................................................................
           165,000   Cleveland Electric Illuminating Co.
                     (The) 144A sr. notes 5.65s, 2013                                                            162,266
.........................................................................................................................
            90,000   Consumers Energy Co. bonds
                     6 1/4s, 2006                                                                                 97,178
.........................................................................................................................
           250,000   Consumers Energy Co. 144A 1st. mtge.
                     5 3/8s, 2013                                                                                251,156
.........................................................................................................................
           105,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                      105,854
.........................................................................................................................
           160,000   Dominion Resources, Inc. notes
                     5 1/8s, 2009                                                                                166,225
.........................................................................................................................
            55,000   DPL, Inc. sr. notes 8 1/4s, 2007                                                             59,950
.........................................................................................................................
           125,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                            130,000
.........................................................................................................................
           120,000   Duke Capital Corp. sr. notes Ser. A,
                     6 1/4s, 2005                                                                                126,076
.........................................................................................................................
           240,000   Duke Energy Corp. 1st mtge. 5.3s, 2015                                                      243,171
.........................................................................................................................
           190,000   Duke Energy Field Services, LLC notes
                     7 7/8s, 2010                                                                                222,596
.........................................................................................................................
           125,000   Enterprise Capital Trust II company
                     guaranty FRB Ser. B, 2.383s, 2028                                                           110,643
.........................................................................................................................
           230,000   Exelon Corp. sr. notes 6 3/4s, 2011                                                         256,890
.........................................................................................................................
           150,000   Exelon Generation Co., LLC sr. notes
                     6.95s, 2011                                                                                 168,450
.........................................................................................................................
           190,000   FirstEnergy Corp. notes Ser. A,
                     5 1/2s, 2006                                                                                196,810
.........................................................................................................................
           110,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                                 114,009
.........................................................................................................................
           265,000   FirstEnergy Corp. notes Ser. C,
                     7 3/8s, 2031                                                                                271,089
.........................................................................................................................
           115,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                 117,793
.........................................................................................................................
            50,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                 48,876
.........................................................................................................................
           105,000   Indianapolis Power & Light 144A
                     1st mtge. 6.3s, 2013                                                                        108,325
.........................................................................................................................
            95,000   KeySpan Corp. notes 7 5/8s, 2010                                                            113,153
.........................................................................................................................
           195,000   Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                                  214,934
.........................................................................................................................
           235,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                    239,113
.........................................................................................................................
            55,000   National Fuel Gas Co. notes 5 1/4s, 2013                                                     56,355
.........................................................................................................................
           310,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 6s, 2006                                                          334,310
.........................................................................................................................
           120,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 3 7/8s, 2008                                                      121,509
.........................................................................................................................
            90,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 3s, 2006                                                           91,124
.........................................................................................................................
           110,000   Nevada Power Co. 144A 2nd mtge.
                     9s, 2013                                                                                    121,688
.........................................................................................................................
           405,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       481,703
.........................................................................................................................
           170,000   Northern States Power Co. mtge.
                     Ser. B, 8s, 2012                                                                            207,269
.........................................................................................................................
           245,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                          269,252
.........................................................................................................................
           110,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                 114,123
.........................................................................................................................
            50,000   Panhandle Eastern Pipe Line 144A
                     notes 4.8s, 2008                                                                             51,518
.........................................................................................................................
           195,000   Pepco Holdings, Inc. notes 5 1/2s, 2007                                                     208,594
.........................................................................................................................
            65,000   Potomac Edison Co. 1st mtge. 8s, 2024                                                        64,675
.........................................................................................................................
           160,000   Power Receivable Finance LLC 144A
                     sr. notes 6.29s, 2012                                                                       166,832
.........................................................................................................................
           200,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                               226,810
.........................................................................................................................
            60,000   Progress Energy, Inc. sr. notes
                     6 3/4s, 2006                                                                                 65,049
.........................................................................................................................
           205,000   Progress Energy, Inc. sr. notes 6.05s, 2007                                                 220,077
.........................................................................................................................
           555,000   PSI Energy, Inc. 1st mtge. Ser. EEE,
                     6.65s, 2006                                                                                 605,740
.........................................................................................................................
            60,000   Public Service Company of New Mexico
                     sr. notes 4.4s, 2008                                                                         60,852
.........................................................................................................................
           165,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  182,286
.........................................................................................................................
            60,000   Public Services Co. of Colorado
                     sr. notes Ser. A, 6 7/8s, 2009                                                               67,477
.........................................................................................................................
            55,000   Rochester Gas & Electric notes
                     6 3/8s, 2033                                                                                 55,829
.........................................................................................................................
           160,000   Sempra Energy notes 7.95s, 2010                                                             188,178
.........................................................................................................................
            90,000   South Carolina Electric & Gas Co.
                     1st mtge. 5.3s, 2033                                                                         83,302
.........................................................................................................................
           230,000   Southern California Edison Co.
                     1st mtge. 8s, 2007                                                                          263,063
.........................................................................................................................
           145,000   Southwestern Public Service Co. 144A
                     bonds 6s, 2033                                                                              142,813
.........................................................................................................................
            70,000   Tampa Electric Co. notes 6 7/8s, 2012                                                        77,473
.........................................................................................................................
            60,000   TransCanada Pipelines, Ltd. notes 4s,
                     2013 (Canada)                                                                                55,881
.........................................................................................................................
           120,000   Virginia Electric & Power Co. sr. notes
                     4 3/4s, 2013                                                                                118,620
.........................................................................................................................
           180,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                201,150
.........................................................................................................................
            58,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                 66,899
.........................................................................................................................
           105,000   XCEL Energy, Inc. sr. notes 3.4s, 2008                                                      102,585
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,651,767
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $65,211,647)                                                                      $68,053,664
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,864,000   Aames Mortgage Trust Ser. 03-1,
                     Class A, Interest Only (IO), 6s, 2005                                                      $116,554
.........................................................................................................................
           176,512   Aames Mortgage Trust 144A Ser. 03-1N,
                     Class A, 7 1/2s, 2033                                                                       176,340
.........................................................................................................................
           100,000   ABSC NIMS Trust 144A Ser. 03-HE7,
                     Class A, 7s, 2033                                                                            98,500
.........................................................................................................................
           644,000   Ace Securities Corp. Ser. 03-FM1,
                     Class A, IO, 5 1/2s, 2005                                                                    47,656
.........................................................................................................................
           163,562   Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                            172,660
.........................................................................................................................
           788,609   AFC Home Equity Loan Trust Ser. 99-2,
                     Class 1A, 1.551s, 2029                                                                      788,609
.........................................................................................................................
                     Ameriquest Mortgage Securities, Inc.
.........................................................................................................................
           938,000   Ser. 03-12, Class S, IO, 5s, 2006                                                            66,246
.........................................................................................................................
         1,386,000   Ser. 03-6, Class S, IO, 5s, 2005                                                             74,941
.........................................................................................................................
           940,000   Ser. 03-8, Class S, IO, 5s, 2006                                                             52,076
.........................................................................................................................
            40,000   FRB Ser. 02-4, Class M4, 4.891s, 2033                                                        37,500
.........................................................................................................................
           170,000   FRB Ser. 03-10, Class MV6, 4.891s, 2033                                                     141,100
.........................................................................................................................
            88,000   FRB Ser. 03-8, Class MV6, 4.891s, 2033                                                       74,527
.........................................................................................................................
            59,000   FRB Ser. 03-AR3, Class M5, 4.891s, 2033                                                      60,215
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
           940,000   Ser. 01-BC6, Class A, IO, 6s, 2004                                                           31,568
.........................................................................................................................
         1,265,455   Ser. 02-BC1, Class A, IO, 6s, 2005                                                           29,956
.........................................................................................................................
         1,517,727   Ser. 02-BC10, Class A, IO, 6s, 2004                                                          56,296
.........................................................................................................................
         2,465,455   Ser. 02-BC3, Class A, IO, 6s, 2005                                                           94,675
.........................................................................................................................
            52,313   Ser. 02-BC3N, Class B2, 7s, 2032                                                             51,817
.........................................................................................................................
         2,740,182   Ser. 02-BC5, Class A, IO, 6s, 2004                                                           57,361
.........................................................................................................................
         2,271,818   Ser. 02-BC6, Class A, IO, 6s, 2004                                                           58,757
.........................................................................................................................
         2,990,909   Ser. 02-BC7, Class AIO, IO, 6s, 2004                                                         92,061
.........................................................................................................................
         4,772,727   Ser. 02-BC8, Class A, IO, 6s, 2004                                                          170,309
.........................................................................................................................
         1,239,636   Ser. 02-BC9, Class A, IO, 6s, 2004                                                           50,297
.........................................................................................................................
           117,000   FRN Ser. 02-BC1, Class M2, 2.241s, 2032                                                     114,642
.........................................................................................................................
           100,000   FRN Ser. 02-BC5, Class B, 3.391s, 2032                                                       90,625
.........................................................................................................................
           139,000   FRN Ser. 02-BC7, Class B3, 3.141s, 2032                                                     124,275
.........................................................................................................................
                     AQ Finance NIM Trust 144A
.........................................................................................................................
           173,404   Ser. 03-N7A, Class NOTE, 9.07s, 2033                                                        174,162
.........................................................................................................................
            63,495   Ser. 03-N9A, Class NOTE, 7.385s, 2033                                                        63,495
.........................................................................................................................
            24,404   Arc Net Interest Margin Trust
                     Ser. 02-5A, Class A, 7 3/4s, 2032                                                            24,247
.........................................................................................................................
                     Arc Net Interest Margin Trust 144A
.........................................................................................................................
            30,225   Ser. 02-1A, Class A, 7 3/4s, 2032                                                            30,219
.........................................................................................................................
            74,292   Ser. 02-8A, Class A1, 7 3/4s, 2032                                                           73,680
.........................................................................................................................
                     Argent NIM Trust 144A
.........................................................................................................................
           100,000   Ser. 03-N6, Class A, 6.4s, 2034                                                              99,750
.........................................................................................................................
            55,000   Ser. 03-N8, Class A, 6s, 2034                                                                54,995
.........................................................................................................................
                     Argent Securities, Inc.
.........................................................................................................................
         3,807,798   Ser. 03-W2, Class A, IO, 1.24s, 2004                                                         25,093
.........................................................................................................................
            80,000   FRB Ser. 03-W1, Class MV6, 4.871s, 2033                                                      67,330
.........................................................................................................................
           154,000   FRB Ser. 03-W2, Class M6, 4.891s, 2033                                                      124,114
.........................................................................................................................
            80,000   FRB Ser. 03-W5, Class MV6, 4.891s, 2033                                                      67,503
.........................................................................................................................
            75,000   FRB Ser. 03-W6, Class M3, 4.641s, 2034                                                       59,990
.........................................................................................................................
                     Asset Backed Funding Certificates
.........................................................................................................................
            14,782   Ser. 02-NC1, Class N1, 8.84s, 2032                                                           14,787
.........................................................................................................................
           134,000   FRB Ser. 02-OPT1, Class M3, 2.541s, 2032                                                    134,000
.........................................................................................................................
            86,000   FRB Ser. 03-OPT1, Class M6, 4.641s, 2031                                                     78,324
.........................................................................................................................
             1,571   Asset Backed Funding Corp. NIM Trust
                     Ser. 02-WF1, Class NOTE, 9.32s, 2032                                                          1,572
.........................................................................................................................
                     Asset Backed Funding Corp. NIM
                     Trust 144A
.........................................................................................................................
            91,347   Ser. 03-OPT1, Class NOTE, 6.9s, 2033                                                         91,347
.........................................................................................................................
           101,480   Ser. 03-WF1, Class N1, 8.35s, 2032                                                          101,480
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust
.........................................................................................................................
         3,268,000   Ser. 02-HE1, Class A, IO, 3.6s, 2032                                                         56,592
.........................................................................................................................
         1,364,247   Ser. 03-HE5, Class A, IO, 4s, 2033                                                           67,522
.........................................................................................................................
           132,000   FRB Ser. 03-HE1, Class M4, 5.60s, 2033                                                      120,814
.........................................................................................................................
            84,000   FRB Ser. 03-HE5, Class M5, 5.35s, 2033                                                       74,356
.........................................................................................................................
           159,000   FRB Ser. 03-HE6, Class M6, 5.141s, 2033                                                     139,559
.........................................................................................................................
           122,000   FRB Ser. 04-HE1, Class A3, 1.55s, 2034                                                      122,000
.........................................................................................................................
           156,000   FRN Ser. 02-HE2, Class M2, 2.23s, 2032                                                      153,814
.........................................................................................................................
           100,000   FRN Ser. 03-HE3, Class M5, 5.10s, 2033                                                       87,765
.........................................................................................................................
           118,324   Aviation Capital Group Trust 144A FRB
                     Ser. 03-2A, Class G1, 1.849s, 2033                                                          117,104
.........................................................................................................................
           609,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.060s, 2009                                                          605,360
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
           251,249   Ser. 02-CA, Class A, IO, 5.7s, 2004                                                           8,480
.........................................................................................................................
         2,092,000   Ser. 03-DA, IO, 4s, 2006                                                                     94,467
.........................................................................................................................
         1,726,000   Ser. 03-E, Class A, IO, 4s, 2006                                                             89,708
.........................................................................................................................
         7,480,056   Ser. 03-X, Class A, IO, 1.36s, 2006                                                         119,213
.........................................................................................................................
           569,000   FRB Ser. 03-G, Class A1, 1.746s, 2039                                                       569,000
.........................................................................................................................
           221,435   FRN Ser. 01-DA, Class M3, 2.541s, 2031                                                      219,221
.........................................................................................................................
           697,000   FRN Ser. 03-F, Class A, 1.641s, 2034                                                        697,000
.........................................................................................................................
         3,777,709   Bayview Financial Acquisition Trust
                     144A Ser. 03-CA, Class A, IO, 4s, 2005                                                      189,203
.........................................................................................................................
        23,675,000   Bayview Financial Asset Trust
                     Ser. 03-Z, Class A, IO, 0.85s, 2005                                                         150,187
.........................................................................................................................
                     Bayview Financial Asset Trust 144A
.........................................................................................................................
           268,786   FRB Ser. 03-SSRA, Class A, 1.841s, 2038                                                     268,625
.........................................................................................................................
           268,786   FRB Ser. 03-SSRA, Class M, 2.491s, 2038                                                     268,625
.........................................................................................................................
                     Bear Stearns Asset Backed Securities, Inc.
.........................................................................................................................
         1,164,000   Ser. 03-AC1, Class A, IO, 5s, 2005                                                           76,388
.........................................................................................................................
         1,192,000   Ser. 03-AC4, Class A, IO, 5s, 2006                                                          101,693
.........................................................................................................................
           238,000   FRB Ser. 03-3, Class A2, 1.731s, 2043                                                       238,000
.........................................................................................................................
           356,452   FRN Ser. 03-1, Class A1, 1.641s, 2042                                                       356,452
.........................................................................................................................
           285,000   Capital One Master Trust 144A FRN
                     Ser. 01-5, Class C, 2.250s, 2009                                                            285,000
.........................................................................................................................
                     Capital One Multi-Asset Execution Trust
.........................................................................................................................
            60,000   FRB Ser. 02-C1, Class C1, 3.850s, 2010                                                       63,338
.........................................................................................................................
           251,000   FRN Ser. 03-C1, Class C1, 3.650s, 2011                                                      265,236
.........................................................................................................................
                     CDC Mortgage Capital Trust
.........................................................................................................................
           119,999   FRB Ser. 03-HE2, Class B3, 4.891s, 2033                                                     105,674
.........................................................................................................................
            90,000   FRB Ser. 03-HE3, Class B3, 4.891s, 2033                                                      78,592
.........................................................................................................................
            76,000   FRN Ser. 02-HE3, Class B2, 5.141s, 2033                                                      67,861
.........................................................................................................................
           112,000   FRN Ser. 03-HE1, Class B2, 4.891s, 2033                                                      97,831
.........................................................................................................................
           315,000   CDO Repackaging Trust Series 144A FRB
                     Ser. 03-2, Class A, 5.290s, 2008                                                            316,575
.........................................................................................................................
         1,715,821   Centex Home Equity Ser. 03-B, Class A,
                     IO, 4.576s, 2006                                                                             89,859
.........................................................................................................................
                     Chase Credit Card Master Trust
.........................................................................................................................
           486,000   FRB Ser. 02-2, Class C, 2.063s, 2007                                                        488,172
.........................................................................................................................
           160,000   FRN Ser. 01-1, Class C, 1.830s, 2007                                                        160,250
.........................................................................................................................
                     Chase Funding Net Interest Margin 144A
.........................................................................................................................
            13,950   Ser. 02-3, Class NOTE, 8 1/2s, 2035                                                          13,915
.........................................................................................................................
            59,284   Ser. 03-3A, Class NOTE, 6 7/8s, 2036                                                         59,432
.........................................................................................................................
           121,832   Ser. 03-5A, Class NOTE, 5 3/4s, 2034                                                        121,757
.........................................................................................................................
           178,983   Ser. 03-C1A, Class NOTE, 6 3/4s, 2036                                                       179,320
.........................................................................................................................
           349,000   Citibank Credit Card Issuance Trust
                     FRN Ser. 01-C1, Class C1, 2.23s, 2010                                                       353,908
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
         1,480,000   Ser. 00-4, Class A6, 8.31s, 2032                                                          1,198,800
.........................................................................................................................
           665,000   Ser. 01-04, Class A4, 7.36s, 2019                                                           615,741
.........................................................................................................................
           480,000   Ser. 01-3, Class A4, 6.91s, 2033                                                            431,538
.........................................................................................................................
           300,000   Ser. 01-4, Class B1, 9.4s, 2010                                                              30,000
.........................................................................................................................
           917,695   Ser. 02-1, Class A, 6.681s, 2032                                                            933,346
.........................................................................................................................
           370,000   Ser. 02-1, Class M2, 9.546s, 2032                                                           185,000
.........................................................................................................................
           862,362   Ser. 02-2, Class A, IO, 8.5s, 2010                                                          264,342
.........................................................................................................................
         2,308,349   Conseco Recreational Enthusiast
                     Consumer Trust Ser. 01-A, Class AP,
                     IO, 5s, 2025                                                                                 75,910
.........................................................................................................................
           383,000   Consumer Credit Reference IDX
                     Securities FRB Ser. 02-1A, Class A,
                     3.17s, 2007                                                                                 386,569
.........................................................................................................................
            55,000   Countrywide Asset Backed Certificates
                     FRB Ser. 03-BC4, Class B, 4.641s, 2032                                                       54,536
.........................................................................................................................
            79,769   Countrywide Asset Backed Certificates
                     144A Ser. 03-5NF, Class NF, 6 3/4s, 2034                                                     79,673
.........................................................................................................................
            55,000   Countrywide Asset-Backed Certificates
                     FRB Ser. 03-4, Class B, 4.641s, 2032                                                         52,508
.........................................................................................................................
            99,387   Credit-Based Asset Servicing and
                     Securitization 144A Ser. 03-CB2N,
                     Class NOTE, 8.35s, 2033                                                                      99,387
.........................................................................................................................
           188,000   Crest, Ltd. 144A Ser. 03-2A, Class D2,
                     6.723s, 2038                                                                                186,943
.........................................................................................................................
           112,000   Equifirst Mortgage Loan Trust FRN
                     Ser. 03-2, Class M6, 5.391s, 2033                                                            95,603
.........................................................................................................................
                     First Franklin Mortgage Loan Asset
                     Backed Certificates
.........................................................................................................................
           674,062   Ser. 02-FF3, Class A, IO, 6s, 2004                                                           16,050
.........................................................................................................................
         3,329,000   Ser. 03-FF3, Class A, IO, 6s, 2005                                                          129,368
.........................................................................................................................
         1,297,636   Ser. 03-FFB, Class A, IO, 6s, 2005                                                           85,478
.........................................................................................................................
            70,000   FRB Ser. 03-FF4, Class M6, 4.919s, 2033                                                      63,963
.........................................................................................................................
            63,141   First Franklin NIM Trust 144A
                     Ser. 03-FF3A, Class A, 6 3/4s, 2033                                                          62,896
.........................................................................................................................
           163,402   First Plus Home Loan Trust Ser. 97-3,
                     Class B1, 7.79s, 2023                                                                       163,275
.........................................................................................................................
            50,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 4,
                     4.370s, 2015 (Cayman Islands)                                                                50,000
.........................................................................................................................
           310,000   Granite Mortgages PLC FRN Ser. 01-1,
                     Class 1C, 2.560s, 2041 (United Kingdom)                                                     311,453
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
            54,021   Ser. 99-3, Class A5, 6.16s, 2031                                                             54,773
.........................................................................................................................
         1,480,000   Ser. 99-5, Class A5, 7.86s, 2030                                                          1,265,400
.........................................................................................................................
                     GSAMP Trust
.........................................................................................................................
            22,087   Ser. 02-HE2N, Class NOTE, 8 1/4s, 2032                                                       22,119
.........................................................................................................................
            32,563   Ser. 02-WMC, Class NOTE, 8s, 2032                                                            32,586
.........................................................................................................................
            82,000   FRB Ser. 03-HE1, Class B2, 5.149s, 2033                                                      73,356
.........................................................................................................................
           109,000   FRB Ser. 03-HE2, Class B2, 5.141s, 2033                                                      96,601
.........................................................................................................................
                     GSAMP Trust 144A
.........................................................................................................................
            34,348   Ser. 02-WFN, Class NOTE, 8 1/4s, 2032                                                        34,605
.........................................................................................................................
            89,407   Ser. 03-HE1N, Class NOTE, 7 1/4s, 2033                                                       89,323
.........................................................................................................................
                     Home Equity Asset Trust
.........................................................................................................................
           122,000   FRB Ser. 03-4, Class B3, 5.641s, 2033                                                       110,333
.........................................................................................................................
           180,000   FRN Ser. 02-1, Class M2, 2.541s, 2032                                                       177,731
.........................................................................................................................
            60,000   FRN Ser. 03-3, Class B3, 5.641s, 2033                                                        54,670
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
            82,110   Ser. 03-4N, Class A, 8s, 2033                                                                81,576
.........................................................................................................................
           129,661   Ser. 03-5N, Class A, 7 1/2s, 2034                                                           128,689
.........................................................................................................................
           460,000   LNR CDO, Ltd. Ser. 02-1A, Class FFL,
                     3.891s, 2037 (Cayman Islands)                                                               426,742
.........................................................................................................................
           270,000   LNR CDO, Ltd. 144A FRB Ser. 03-1A,
                     Class EFL, 4.866s, 2036 (Cayman Islands)                                                    273,510
.........................................................................................................................
           101,477   Long Beach Asset Holdings Corp. NIM
                     Trust 144A Ser. 03-4, Class N1,
                     6.535s, 2033                                                                                101,445
.........................................................................................................................
                     Long Beach Mortgage Loan Trust
.........................................................................................................................
            88,000   FRB Ser. 03-3, Class M4, 4.641s, 2033                                                        72,600
.........................................................................................................................
           122,000   FRB Ser. 03-4, Class M6, 5.141s, 2033                                                       103,967
.........................................................................................................................
                     Madison Avenue Manufactured
                     Housing Contract
.........................................................................................................................
        19,942,138   Ser. 02-A, IO, 6s, 2032                                                                     227,465
.........................................................................................................................
           338,443   FRB Ser. 02-A, Class B1, 4.391s, 2032                                                       219,988
.........................................................................................................................
           333,083   Marriott Vacation Club Owner Trust 144A
                     FRB Ser. 02-1A, Class A1, 1.849s, 2010                                                      333,872
.........................................................................................................................
                     Master Asset Backed Securities Trust
.........................................................................................................................
            48,000   FRB Ser. 03-NC1, Class M6, 5.141s, 2033                                                      43,531
.........................................................................................................................
            82,000   FRB Ser. 03-WMC2, Class M6,
                     5.141s, 2033                                                                                 76,129
.........................................................................................................................
                     MBNA Credit Card Master Note Trust
.........................................................................................................................
           200,000   Ser. 02-C5, Class C5, 4.05s, 2008                                                           201,980
.........................................................................................................................
           397,000   FRB Ser. 01-C1, Class C1, 2.150s, 2008                                                      399,779
.........................................................................................................................
           151,000   MBNA Master Credit Card Trust 144A
                     FRN Ser. 99-C, Class C, 1.963s, 2006                                                        151,121
.........................................................................................................................
           648,939   Merit Securities Corp. FRB Ser. 11PA,
                     Class 3A1, 1.761s, 2027                                                                     619,585
.........................................................................................................................
                     Mid-State Trust
.........................................................................................................................
           158,097   Ser. 10, Class B, 7.54s, 2036                                                               142,881
.........................................................................................................................
           177,834   Ser. 11, Class B, 8.221s, 2038                                                              167,164
.........................................................................................................................
                     Morgan Stanley ABS Capital I
.........................................................................................................................
           113,000   FRB Ser. 03-HE2, Class B3, 5.141s, 2033                                                     100,355
.........................................................................................................................
           167,000   FRB Ser. 03-NC10, Class B3, 4.891s, 2033                                                    145,776
.........................................................................................................................
           232,061   Morgan Stanley ABS Capital I 144A
                     Ser. 03-NC9N, Class NOTE, 7.6s, 2033                                                        232,061
.........................................................................................................................
           109,000   Morgan Stanley Capital I FRB
                     Ser. 03-HE1, Class B3, 4.891s, 2033                                                          95,996
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
           217,000   FRN Ser. 01-NC3, Class B1, 3.591s, 2031                                                     205,730
.........................................................................................................................
           128,000   FRN Ser. 01-NC4, Class B1, 3.641s, 2032                                                     120,704
.........................................................................................................................
           160,000   FRN Ser. 02-AM2, Class B1, 3.391s, 2032                                                     145,865
.........................................................................................................................
           129,000   FRN Ser. 02-HE1, Class B1, 2.941s, 2032                                                     125,785
.........................................................................................................................
           138,000   Navigator CDO, Ltd. 144A FRB
                     Ser. 03-1A, Class A1, 1.69s, 2015                                                           138,000
.........................................................................................................................
           177,693   NC Finance Trust 144A Ser. 03-2,
                     Class NOTE, 9s, 2033                                                                        179,526
.........................................................................................................................
                     New Century Home Equity Loan Trust
.........................................................................................................................
           187,000   Ser. 03-5, Class AI7, 5.15s, 2033                                                           186,854
.........................................................................................................................
           140,000   FRN Ser. 03-2, Class M4, 4.741s, 2033                                                       122,019
.........................................................................................................................
           126,000   FRN Ser. 03-3, Class M6, 4.891s, 2033                                                       107,958
.........................................................................................................................
                     New Century Mortgage Corp. NIM
                     Trust 144A
.........................................................................................................................
           124,255   Ser. 03-5, Class NOTE, 8s, 2033                                                             125,517
.........................................................................................................................
           106,000   Ser. 03-B, Class NOTE, 6 1/2s, 2033                                                         106,000
.........................................................................................................................
            67,000   Newcastle CDO, Ltd. 144A FRB Ser. 3A,
                     Class 4FL, 4.341s, 2038                                                                      66,539
.........................................................................................................................
            36,480   NovaStar Caps Trust Ser. 02-C1, Class A,
                     7.15s, 2031                                                                                  36,480
.........................................................................................................................
                     Option One Mortgage Loan Trust
.........................................................................................................................
            62,000   FRB Ser. 03-5, Class M6, 4.641s, 2033                                                        54,972
.........................................................................................................................
           163,000   FRB Ser. 03-6, Class M6, 4.641s, 2033                                                       142,319
.........................................................................................................................
            70,000   FRN Ser. 02-6, Class M4, 4.141s, 2032                                                        65,283
.........................................................................................................................
           134,000   FRN Ser. 03-3, Class M6, 4.641s, 2033                                                       119,857
.........................................................................................................................
            91,000   FRN Ser. 03-4, Class M6, 4.891s, 2033                                                        81,559
.........................................................................................................................
             5,849   Option One Mortgage Securities Corp.
                     Ser. 02-2A, Class CFTS, 8.83s, 2032                                                           5,854
.........................................................................................................................
            91,868   Option One Mortgage Securities Corp.
                     144A Ser. 03-5, Class NOTE, 6.9s, 2033                                                       91,868
.........................................................................................................................
                     Pass-Through Amortizing Credit
                     Card Trust
.........................................................................................................................
           112,830   Ser. 02-1A, Class A3FL, 4.15s, 2012                                                         113,273
.........................................................................................................................
           178,825   Ser. 02-1A, Class A4FL, 6.65s, 2012                                                         179,516
.........................................................................................................................
         8,588,000   Renaissance Home Equity Loan Trust
                     Ser. 03-4, Class S, IO, 3s, 2006                                                            138,267
.........................................................................................................................
           725,000   Residential Asset Securities Corp.
                     Ser. 02-KS6, Class A, IO, 4.5s, 2005                                                         23,757
.........................................................................................................................
         3,689,461   Residential Funding Mortgage
                     Securities II Ser. 03-HS1, Class AI,
                     IO, 5.5s, 2033                                                                              194,435
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
           101,714   Ser. 03-13A, Class A, 6 3/4s, 2033                                                          101,583
.........................................................................................................................
            73,650   Ser. 03-6A, Class A, 7s, 2033                                                                73,102
.........................................................................................................................
            56,418   Ser. 03-7A, Class A, 7s, 2033                                                                55,999
.........................................................................................................................
            82,793   Ser. 03-8A, Class A, 7s, 2033                                                                82,376
.........................................................................................................................
           108,658   Ser. 03-BC2A, Class A, 7 3/4s, 2033                                                         108,342
.........................................................................................................................
           135,316   SAIL Net International Margin Notes
                     Ser. 03-4, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                            135,167
.........................................................................................................................
            36,344   Sasco Arc Net Interest Margin Notes
                     Ser. 02-BC10, Class A, 7 3/4s, 2033                                                          36,014
.........................................................................................................................
                     Sasco Arc Net Interest Margin
                     Notes 144A
.........................................................................................................................
            15,532   Ser. 03-3, Class A, 7 3/4s, 2033                                                             15,454
.........................................................................................................................
            30,647   Ser. 03-AM1, Class A, 7 3/4s, 2033                                                           30,498
.........................................................................................................................
           131,145   SHARP Ser. 03-NC1N, Class N,
                     7 1/4s, 2033                                                                                131,250
.........................................................................................................................
                     SHARP 144A
.........................................................................................................................
            45,000   Ser. 03-HS1N, Class N, 7.48s, 2033                                                           45,197
.........................................................................................................................
            45,191   Ser. 03-TC1N, 7 3/4s, 2033                                                                   45,191
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
         2,475,000   Ser. 03-BC10, Class A, IO, 6s, 2005                                                         119,090
.........................................................................................................................
         7,021,000   Ser. 03-BC11, Class A, IO, 6s, 2005                                                         414,428
.........................................................................................................................
         1,483,000   Ser. 03-BC12, Class A, IO, 6s, 2005                                                          84,733
.........................................................................................................................
         4,436,000   Ser. 03-BC13, Class A, IO, 6s, 2005                                                         253,458
.........................................................................................................................
         4,649,736   Ser. 03-BC2, Class A, IO, 6s, 2005                                                          231,395
.........................................................................................................................
            51,000   Ser. 03-BC2, Class B, 7s, 2033                                                               48,409
.........................................................................................................................
         2,506,906   Ser. 03-BC3, Class A, IO, 6s, 2004                                                           96,479
.........................................................................................................................
         1,263,272   Ser. 03-BC4, Class A, IO, 6s, 2004                                                           46,550
.........................................................................................................................
         2,307,274   Ser. 03-BC5, Class A, IO, 6s, 2004                                                           85,020
.........................................................................................................................
         5,146,000   Ser. 03-BC6, Class A, IO, 6s, 2005                                                          227,279
.........................................................................................................................
           134,000   Ser. 03-BC7, Class B, 4.141s, 2033                                                          120,830
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
         1,142,000   Ser. 03-BC8, Class A, IO, 6s, 2005                                                           71,437
.........................................................................................................................
         1,377,000   Ser. 03-BC9, Class A, IO, 6s, 2005                                                           72,994
.........................................................................................................................
           126,000   FRB Ser. 03-BC4, Class B, 4.641s, 2033                                                      115,694
.........................................................................................................................
           114,000   FRB Ser. 03-BC6, Class B, 4.141s, 2033                                                      104,395
.........................................................................................................................
            72,000   FRB Ser. 03-BC9, Class B, 4.141s, 2033                                                       65,520
.........................................................................................................................
           100,000   FRN Ser. 03-BC5, Class B, 4.641s, 2033                                                       93,371
.........................................................................................................................
                     Structured Asset Securities Corp.
.........................................................................................................................
         1,942,182   Ser. 02-HF2, Class A, IO, 6s, 2004                                                           69,304
.........................................................................................................................
         1,729,636   Ser. 02-BC1, Class A, IO, 6s, 2004                                                           70,178
.........................................................................................................................
           140,000   Ser. 02-HF2, Class M3, IO, 3.141s, 2032                                                     129,500
.........................................................................................................................
                     Structured Asset Securities Corp. 144A
.........................................................................................................................
           323,000   FRB Ser. 03-NP2, Class A2, 1.691s, 2032                                                     322,546
.........................................................................................................................
           361,211   FRN Ser. 03-NP3, Class A1, 1.641s, 2033                                                     361,211
.........................................................................................................................
           184,000   TIAA Commercial Real Estate
                     Securitization 144A Ser. 03-1A, Class E,
                     8s, 2038                                                                                    163,818
.........................................................................................................................
            58,000   Whole Auto Loan Trust Ser. 03-1,
                     Class C, 3.13s, 2010                                                                         57,773
.........................................................................................................................
           360,000   Whole Auto Loan Trust 144A Ser. 03-1,
                     Class D, 6s, 2010                                                                           358,594
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $33,064,750)                                                                      $31,405,723
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (4.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $53,225   Arc Net Interest Margin Trust
                     Ser. 02-2, Class A, 7 3/4s, 2032                                                            $53,136
.........................................................................................................................
                     Asset Securitization Corp.
.........................................................................................................................
           903,000   Ser. 97-MD7, Class A1B, 7.41s, 2030                                                         992,174
.........................................................................................................................
           152,997   Ser. 95-MD4, Class A1, 7.1s, 2029                                                           163,232
.........................................................................................................................
           480,000   Ser. 97-D5, Class A1C, 6 3/4s, 2043                                                         530,411
.........................................................................................................................
        14,945,881   Banc of America Large Loan 144A
                     Ser. 03-BBA2, Class X1A, IO, 0.789s, 2015                                                   179,818
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp.
.........................................................................................................................
           311,739   Ser. 00-1, Class A1, 7.656s, 2032                                                           325,012
.........................................................................................................................
            32,951   Ser. 98-1, Class A1, 6.34s, 2030                                                             33,960
.........................................................................................................................
           490,500   Commercial Mortgage Acceptance Corp.
                     Ser. 97-ML1, Class A3, 6.57s, 2007                                                          534,875
.........................................................................................................................
         1,068,138   CS First Boston Mortgage Securities
                     Corp. Ser. 97-C2, Class A2, 6.52s, 2035                                                   1,119,947
.........................................................................................................................
           152,568   Entertainment Properties Trust 144A
                     Ser. 03-EPR, Class A1, 4.239s, 2018                                                         151,965
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
           113,623   Ser. 02-36, Class SJ, 17.272s, 2029                                                         126,253
.........................................................................................................................
           804,284   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                         877,666
.........................................................................................................................
         1,039,341   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                       1,134,169
.........................................................................................................................
           369,559   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                         403,278
.........................................................................................................................
           232,203   Ser. 02-T12, Class A3, 7 1/2s, 2042                                                         253,389
.........................................................................................................................
           516,377   Ser. 02-W4, Class A5, 7 1/2s, 2042                                                          563,491
.........................................................................................................................
           176,948   Ser. 02-14, Class A2, 7 1/2s, 2042                                                          193,093
.........................................................................................................................
           560,569   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                         611,715
.........................................................................................................................
           345,506   Ser. 01-T12, Class A2, 7 1/2s, 2041                                                         377,029
.........................................................................................................................
         1,367,151   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                        1,491,888
.........................................................................................................................
           856,648   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                          934,807
.........................................................................................................................
            43,088   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                           47,019
.........................................................................................................................
           130,157   Ser. 01-T1, Class A1, 7 1/2s, 2040                                                          142,032
.........................................................................................................................
            51,986   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                           56,729
.........................................................................................................................
           441,766   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                          482,072
.........................................................................................................................
         1,071,138   Ser. 01-T4, Class A1, 7 1/2s, 2028                                                        1,168,868
.........................................................................................................................
             2,487   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                            2,714
.........................................................................................................................
        10,790,808   Ser. 03-W10, Class 1, IO, 2.089s, 2043                                                      647,449
.........................................................................................................................
         1,959,567   Ser. 03-W10, Class 3, IO, 2.115s, 2043                                                      120,942
.........................................................................................................................
         3,329,821   Ser. 03-W12, Class 2, IO, 2.241s, 2043                                                      236,410
.........................................................................................................................
         6,194,948   Ser. 03-W8, Class 11, IO, 1.184s, 2042                                                       87,962
.........................................................................................................................
         7,947,334   Ser. 03-W8, Class 12, IO, 1.649s, 2042                                                      403,562
.........................................................................................................................
         4,884,703   Ser. 03-W4, Class 3A, IO, 0.383s, 2042                                                       70,981
.........................................................................................................................
         5,467,328   Ser. 03-W6, Class 11, IO, 2.193s, 2042                                                      127,569
.........................................................................................................................
         4,938,183   Ser. 03-W6, Class 21, IO, 1.825s, 2042                                                       77,705
.........................................................................................................................
         5,212,809   Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                       54,805
.........................................................................................................................
         5,062,530   Ser. 03-W6, Class 3, IO, 0.366s, 2042                                                        55,342
.........................................................................................................................
         3,417,497   Ser. 03-W6, Class 51, IO, 0.671s, 2042                                                       64,913
.........................................................................................................................
        13,015,582   Ser. 03-W3, Class 1, IO, 0.436s, 2042                                                       177,042
.........................................................................................................................
        12,063,839   Ser. 03-T2, Class 2, IO, 1.577s, 2042                                                       374,844
.........................................................................................................................
         6,870,573   Ser. 03-W2, Class 1, IO, 0.471s, 2042                                                       101,649
.........................................................................................................................
         1,034,071   Ser. 03-W3, Class 2IO1, IO, 0.674s, 2042                                                     21,882
.........................................................................................................................
           489,402   Ser. 03-W3, Class 2IO2, IO, 2.223s, 2042                                                     12,484
.........................................................................................................................
           324,536   Ser. 343, Class 17, IO, 5.5s, 2033                                                           72,412
.........................................................................................................................
            56,053   Ser. 02-27, Class SQ, IO, 6.859s, 2032                                                        1,928
.........................................................................................................................
           246,186   Ser. 02-36, Class QH, IO, 6.909s, 2029                                                       16,155
.........................................................................................................................
           914,000   Ser. 03-8, Class IP, IO, 5.5s, 2028                                                          98,048
.........................................................................................................................
           709,722   Ser. 343, Class 15, IO, 5.5s, 2033                                                          155,141
.........................................................................................................................
           455,865   Ser. 03-W10, Class 1A1, 1.701s, 2032                                                        455,010
.........................................................................................................................
        14,079,685   Ser. 329, Class 2, IO, 5.5s, 2033                                                         3,264,727
.........................................................................................................................
         6,394,584   Ser. 01-T12, Class IO, 0.569s, 2041                                                         113,904
.........................................................................................................................
           681,333   Ser. 343, Class 14, IO, 5.5s, 2033                                                          148,296
.........................................................................................................................
         4,884,783   Ser. 02-T1, IO, 0.422s, 2031                                                                 65,639
.........................................................................................................................
         1,274,614   Ser. 343, Class 5, IO, 5s, 2033                                                             298,140
.........................................................................................................................
         1,424,963   Ser. 343, Class 9, IO, 5s, 2033                                                             347,557
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
           475,930   Ser. T-58, Class 4A, 7 1/2s, 2043                                                           518,913
.........................................................................................................................
         4,187,599   Ser. T-56, Class 1, IO, 0.289s, 2043                                                         36,641
.........................................................................................................................
         4,387,351   Ser. T-56, Class 2, IO, 0.059s, 2043                                                         13,710
.........................................................................................................................
         3,828,616   Ser. T-56, Class 3, IO, 0.385s, 2043                                                         49,652
.........................................................................................................................
         5,095,415   Ser. T-56, Class A, IO, 1.990s, 2043                                                        145,697
.........................................................................................................................
         1,102,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                          1,227,143
.........................................................................................................................
           675,000   First Union-Lehman Brothers
                     Commercial Mortgage Trust II
                     Ser. 97-C1, Class A3, 7.38s, 2029                                                           747,431
.........................................................................................................................
           421,713   Freddie Mac Ser. 216, IO, 6s, 2032                                                           75,908
.........................................................................................................................
           111,000   G-Force CDO, Ltd. 144A Ser. 03-1A,
                     Class E, 6.58s, 2038                                                                        111,035
.........................................................................................................................
           456,345   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 3.350s, 2014                                                                      456,915
.........................................................................................................................
           794,000   GMAC Commercial Mortgage Securities,
                     Inc. Ser. 97-C2, Class A2, 6.55s, 2029                                                      814,657
.........................................................................................................................
            75,000   GS Mortgage Securities Corp. II 144A
                     FRB Ser. 03-FL6A, Class L, 4.42s, 2015                                                       75,023
.........................................................................................................................
         1,390,000   Holmes Financing PLC FRB Ser. 1,
                     Class 2C, 2.270s, 2040 (United Kingdom)                                                   1,384,718
.........................................................................................................................
         1,445,627   JP Morgan Commercial Mortgage Finance
                     Corp. Ser. 00-C9, Class A1, 7.59s, 2032                                                   1,546,821
.........................................................................................................................
           176,666   Lehman Brothers Floating Rate
                     Commercial Mtg. Trust 144A
                     Ser. 03-C4, Class A, 1.769s, 2015                                                           176,666
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
            27,175   Ser. 96-C2, Class A3, 6.96s, 2028                                                            29,557
.........................................................................................................................
            19,185   Ser. 98-C2, Class A1, 6.22s, 2030                                                            19,569
.........................................................................................................................
           163,107   Morgan Stanley Dean Witter Capital I
                     Ser. 00-LIF2, Class A1, 6.96s, 2008                                                         180,057
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
                     144A
.........................................................................................................................
            72,324   FRB Ser. 01-XLF, Class D, 2.64s, 2013                                                        72,409
.........................................................................................................................
            59,649   FRB Ser. 01-XLF, Class E, 2.59s, 2013                                                        59,673
.........................................................................................................................
           467,000   Nomura Asset Securities Corp.
                     Ser. 96-MD5, Class A1B, 7.12s, 2039                                                         505,593
.........................................................................................................................
             9,841   Residential Asset Securitization
                     Trust Ser. 98-A12, Class A14, 8s, 2028                                                        9,841
.........................................................................................................................
         2,450,000   Salomon Brothers Mortgage Securities
                     VII 144A Ser. 03-CDCA, Class X3CD,
                     IO, 1.317s, 2015                                                                             64,501
.........................................................................................................................
           250,000   Starwood Asset Receivables Trust FRN
                     Ser. 02-1A, Class F, 2.476s, 2020                                                           250,150
.........................................................................................................................
           581,000   Strategic Hotel Capital, Inc.
                     Ser. 03-1, Class A, 1.713s, 2013                                                            581,328
.........................................................................................................................
           118,161   TIAA Commercial Real Estate
                     Securitization Ser. 01-C1A, Class A1,
                     5.77s, 2016 (Cayman Islands)                                                                124,383
.........................................................................................................................
           651,280   TIAA Real Estate CDO, Ltd. Ser. 99-1,
                     Class A, 7.17s, 2032 (Cayman Islands)                                                       708,723
.........................................................................................................................
            77,000   Trizechahn Office Properties Trust 144A
                     Ser. 01-TZHA, Class D3, 6.943s, 2013                                                         82,670
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $30,510,477)                                                                      $30,692,624
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            13,905   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                        $778,680
.........................................................................................................................
             5,372   Hartford Financial Services Group,
                     Inc. (The) $3.50 cv. pfd.                                                                   325,678
.........................................................................................................................
            13,880   Hartford Financial Services Group,
                     Inc. (The) zero % cv. pfd.                                                                  817,185
.........................................................................................................................
            18,802   Xerox Corp. 6.25% cv. pfd.                                                                2,439,560
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $3,422,004)                                                                        $4,361,103
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $31,500   CenterPoint Energy, Inc. cv. sub
                     notes FRN 2s, 2029                                                                       $1,010,331
.........................................................................................................................
           520,000   Freeport-McMoRan Copper & Gold, Inc.
                     cv. sr. notes 7s, 2011                                                                      855,400
.........................................................................................................................
           492,000   Rite Aid Corp. cv. notes 4 3/4s, 2006                                                       587,325
.........................................................................................................................
         1,033,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                        1,106,601
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $3,137,529)                                                                        $3,559,657
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                            Rating (RAT)           Value
.........................................................................................................................
          $290,000   IL State G.O. Bonds (Taxable
                     Pension), 5.1s, 6/1/33                                                          Aa3        $266,646
.........................................................................................................................
           120,000   NJ State Tpk. Auth. Rev. Bonds,
                     Ser. B, AMBAC, 4.252s, 1/1/16                                                   Aaa         114,691
.........................................................................................................................
           145,000   OR State G.O. Bonds (Taxable
                     Pension), 5.892s, 6/1/27                                                        Aa3         150,880
------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                     (cost $555,000)                                                                            $532,217
------------------------------------------------------------------------------------------------------------------------
PURCHASED OPTIONS OUTSTANDING (--%) (a)
------------------------------------------------------------------------------------------------------------------------
                                                                                        Expiration Date/
Contract Amount                                                                             Strike Price           Value
.........................................................................................................................
           $19,448   BellSouth Corp.
                     (Call)                                                             Apr-04/29.35 USD         $15,543
.........................................................................................................................
            42,587   SBC Communications,
                     Inc. (Call)                                                        Apr-04/26.74 USD          37,587
.........................................................................................................................
            15,859   Verizon Communications,
                     Inc. (Call)                                                        Apr-04/36.17 USD          15,410
------------------------------------------------------------------------------------------------------------------------
                     Total Purchased Options Outstanding
                     (cost $59,331)                                                                              $68,540
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (13.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $7,330,016   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10% and
                     due dates ranging from January 2, 2004
                     to January 16, 2004 (d)                                                                  $7,329,766
.........................................................................................................................
        91,131,990   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    91,131,990
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $98,461,756)                                                                      $98,461,756
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $691,519,135)                                                                    $778,063,865
------------------------------------------------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $220,618)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Euro                         $231,580     $220,618     3/17/04        $10,962
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
S&P 500 Index
(Short)                    $7,496,550   $7,145,811      Mar-04      $(350,739)
...............................................................................
U.S. Long Treasury
Bond 20 yr (Long)           4,809,750    4,812,520      Mar-04         (2,770)
...............................................................................
U.S. Treasury Note
10 yr (Long)               31,883,438   31,684,856      Mar-04        198,582
...............................................................................
U.S. Treasury Note
5 yr (Long)                 6,474,250    6,448,593      Mar-04         25,657
...............................................................................
U.S. Treasury Note
5 yr (Short)               16,185,625   16,039,556      Mar-04       (146,069)
------------------------------------------------------------------------------
                                                                    $(275,339)
------------------------------------------------------------------------------


TBA Sale Commitments at December 31, 2003
(proceeds receivable $7,065,645)
------------------------------------------------------------------------------
                                           Principal  Settlement
Agency                                        Amount        Date        Value
...............................................................................
FNMA, 5 1/2s, January 1, 2019             $6,848,000     1/20/04   $7,094,103
------------------------------------------------------------------------------


Interest Rate Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                            Notional Termination Appreciation/
                                              Amount        Date (Depreciation)
...............................................................................
Agreement with Bank of America,
N.A. dated December 12, 2003 to
pay semi-annually the notional
amount multiplied by 2.1125%
and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR                             $154,000    12/16/05         $(38)
...............................................................................
Agreement with Bank of America,
N.A. dated December 2, 2003 to
receive semi-annually the notional
amount multiplied by 2.444% and
pay quarterly the notional amount
multiplied by the three month
USD-LIBOR                                  3,306,000     12/5/05       24,581
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 12, 2003 to pay
semi-annually the notional amount
multiplied by 4.579% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA                                479,000    12/16/13        1,874
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 4.710% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA                              1,264,000    12/15/13       (8,774)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to receive
semi-annually the notional amount
multiplied by 4.641% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA                             12,979,000    12/15/13       19,414
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 2.235% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA                                302,000    12/15/05         (797)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
August 1, 2003 to receive
semi-annually the notional amount
multiplied by 3.93% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR                                 12,350,000      8/5/08      403,670
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 5, 2003 to receive
semi-annually the notional amount
multiplied by 2.23762% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA                              6,401,000     12/9/05       19,289
------------------------------------------------------------------------------
                                                                     $459,219
------------------------------------------------------------------------------
Total Return Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                            Notional Termination   Unrealized
                                              Amount        Date Appreciation
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
August 28 2003 to receive/(pay)
monthly the notional amount
multiplied by the return of the
Lehman Brothers CMBS Investment
Grade Index and pay monthly the
notional amount multiplied by the
one month USD-LIBOR-BBA
adjusted by a specified spread              $780,143      3/1/04       $4,569
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2003
(premiums paid $425,728)
------------------------------------------------------------------------------
                                                        Notional
                                                          Amount        Value
...............................................................................
Agreements with Goldman Sachs with effective
dates ranging from October 14, 2003 to
November 4, 2003, maturing on June 20, 2008, to
pay premiums ranging from 12.312% to
14.000% times the notional amount. For each
credit default event related to one of the issues
within the Tracer HYDI BB 320, 6/20/2008 Bond
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the defaulted issue                 $217,926    $117,666
...............................................................................
Agreements with JPMorgan Securities, Inc.
with effective dates ranging from
October 20, 2003 to November 5, 2003,
maturing on June 20, 2008, to pay premiums
ranging from 12.889% to 13.857% times the
notional amount. For each credit default event
related to one of the issues within the Tracer
HYDI BB 320, 6/20/2008 Bond Index, the fund
receives a payment of the proportional notional
amount times the difference between the par
value and the then-market value of the
defaulted issue                                           207,802     130,154
------------------------------------------------------------------------------
                                                                     $247,820
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2003
(premiums received $201,912)
------------------------------------------------------------------------------
                                                        Notional
                                                          Amount        Value
...............................................................................
Agreement with Merrill Lynch International &
Co C.V. effective October 8, 2003, maturing
on March 20, 2014 to receive a premium equal
to 7.026% times the notional amount. For each
credit default event related to one of the 100
issues within the TRACER 100, 03/20/2014
Bond Index, the fund makes a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the defaulted issue              $2,575,000     $164,800
...............................................................................
Agreement with Merrill Lynch International
effective June 26, 2003, maturing on
September 20, 2008, to receive a premium
equal to 11.088% times the notional amount.
Upon a credit default event of The Gap, Inc.
5.75% due 3/15/09 the fund makes a payment
of the proportional notional amount times the
difference between the par value and the
then-market value of The Gap, Inc. 5.75%, 2009           140,000        5,587
...............................................................................
Agreement with Merrill Lynch International
effective May 1, 2003, maturing on June 20, 2008,
to receive a premium equal to 7.801% times the
notional amount. Upon a credit default event of
Liberty Media Corp 7.875% due 7/15/09 the
fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of
Liberty Media Corp 7.875%, 2009                           70,000        2,981
------------------------------------------------------------------------------
                                                                     $173,368
------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Global Asset Allocation Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (60.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Banking (5.3%)
.........................................................................................................................
             8,600   ABN AMRO Holdings NV (acquired
                     5/9/03, cost $139,976) (Netherlands) (RES)                                                 $201,183
.........................................................................................................................
             6,528   ABN AMRO Holdings NV (Netherlands)                                                          152,712
.........................................................................................................................
            41,213   Allied Irish Banks PLC (Ireland)                                                            660,066
.........................................................................................................................
            26,909   Australia & New Zealand Banking
                     Group, Ltd. (Australia)                                                                     358,431
.........................................................................................................................
             3,031   Banco Popular Espanol (Spain)                                                               180,799
.........................................................................................................................
             9,480   Bank of the Ozarks, Inc.                                                                    213,395
.........................................................................................................................
            37,000   Bank of Yokohama, Ltd. (The) (Japan)                                                        171,981
.........................................................................................................................
             9,680   BankAtlantic Bancorp, Inc. Class A                                                          183,920
.........................................................................................................................
           105,850   Barclays PLC (United Kingdom)                                                               944,094
.........................................................................................................................
            14,325   BNP Paribas SA (France)                                                                     901,818
.........................................................................................................................
            16,100   Canadian Imperial Bank of
                     Commerce (Canada)                                                                           797,523
.........................................................................................................................
             7,203   Charter One Financial, Inc.                                                                 248,864
.........................................................................................................................
             4,900   City Holding Co.                                                                            171,500
.........................................................................................................................
            21,840   Colonial Bancgroup, Inc.                                                                    378,269
.........................................................................................................................
             1,875   Commerce Bancorp, Inc.                                                                       98,775
.........................................................................................................................
             2,700   Compass Bancshares, Inc.                                                                    106,137
.........................................................................................................................
            14,228   Danske Bank A/S (Denmark)                                                                   333,889
.........................................................................................................................
             1,683   Depfa Bank PLC (Ireland)                                                                    211,606
.........................................................................................................................
            18,412   Doral Financial Corp.                                                                       594,339
.........................................................................................................................
             1,500   Downey Financial Corp.                                                                       73,950
.........................................................................................................................
             1,419   Erste Bank der Oesterreichischen
                     Sparkassen AG (Austria)                                                                     175,317
.........................................................................................................................
             4,285   Fifth Third Bancorp                                                                         253,244
.........................................................................................................................
             9,690   FirstFed Financial Corp. (NON)                                                              421,515
.........................................................................................................................
            11,160   Flagstar Bancorp, Inc.                                                                      239,047
.........................................................................................................................
             1,085   Greater Bay Bancorp                                                                          30,901
.........................................................................................................................
             2,445   Greenpoint Financial Corp.                                                                   86,357
.........................................................................................................................
           197,551   Grupo Financiero BBVA Bancomer SA
                     de CV (Mexico) (NON)                                                                        168,839
.........................................................................................................................
            18,157   HDFC Bank, Ltd. (India)                                                                     146,025
.........................................................................................................................
           127,355   HSBC Holdings PLC (United Kingdom)                                                        2,001,648
.........................................................................................................................
            21,295   Hudson United Bancorp                                                                       786,850
.........................................................................................................................
            22,420   Irwin Financial Corp.                                                                       703,988
.........................................................................................................................
             1,074   M&T Bank Corp.                                                                              105,574
.........................................................................................................................
             5,410   MAF Bancorp, Inc.                                                                           226,679
.........................................................................................................................
             4,300   National City Corp.                                                                         145,942
.........................................................................................................................
            27,500   Nordea AB (Sweden)                                                                          206,500
.........................................................................................................................
             6,520   Pacific Capital Bancorp.                                                                    240,066
.........................................................................................................................
             9,130   Provident Bankshares Corp.                                                                  268,787
.........................................................................................................................
            10,800   R&G Financial Corp. Class B                                                                 429,840
.........................................................................................................................
            25,572   Republic Bancorp, Inc.                                                                      344,966
.........................................................................................................................
            24,650   Sanpaolo IMI SpA (Italy)                                                                    321,430
.........................................................................................................................
             6,500   Sky Financial Group, Inc.                                                                   168,610
.........................................................................................................................
             4,721   Societe Generale (France)                                                                   416,756
.........................................................................................................................
            17,389   Standard Chartered PLC
                     (United Kingdom)                                                                            287,156
.........................................................................................................................
             9,961   State Street Corp.                                                                          518,769
.........................................................................................................................
             5,090   Trustmark Corp.                                                                             148,984
.........................................................................................................................
            68,768   U.S. Bancorp                                                                              2,047,911
.........................................................................................................................
            46,250   UniCredito Italiano SpA (Italy)                                                             249,635
.........................................................................................................................
               890   UnionBanCal Corp.                                                                            51,211
.........................................................................................................................
            19,000   United Overseas Bank, Ltd. (Singapore)                                                      147,694
.........................................................................................................................
            26,346   Wachovia Corp.                                                                            1,227,460
.........................................................................................................................
            14,230   Washington Federal, Inc.                                                                    404,132
.........................................................................................................................
            21,920   Washington Mutual, Inc.                                                                     879,430
.........................................................................................................................
             6,800   Webster Financial Corp.                                                                     311,848
.........................................................................................................................
            26,415   Wells Fargo & Co.                                                                         1,555,579
.........................................................................................................................
            66,854   Westpac Banking Corp. (Australia)                                                           805,381
.........................................................................................................................
             8,057   Zions Bancorp.                                                                              494,136
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,001,458
------------------------------------------------------------------------------------------------------------------------
Basic Materials (1.9%)
.........................................................................................................................
             7,255   3M Co.                                                                                      616,893
.........................................................................................................................
            28,800   Abitibi-Consolidated, Inc. (Toronto
                     Exchange) (Canada)                                                                          231,158
.........................................................................................................................
            10,045   Airgas, Inc.                                                                                215,767
.........................................................................................................................
             3,230   Albany International Corp.                                                                  109,497
.........................................................................................................................
             2,370   Alcoa, Inc.                                                                                  90,060
.........................................................................................................................
            35,129   Amcor, Ltd. (Australia)                                                                     218,611
.........................................................................................................................
             7,700   Ameron International Corp.                                                                  267,113
.........................................................................................................................
             2,480   Arch Chemicals, Inc.                                                                         63,637
.........................................................................................................................
             1,800   Avery Dennison Corp.                                                                        100,836
.........................................................................................................................
            63,174   BHP Billiton PLC (United Kingdom)                                                           551,868
.........................................................................................................................
            23,333   BHP Steel, Ltd. (Australia)                                                                  98,443
.........................................................................................................................
             7,052   Boise Cascade Corp.                                                                         231,729
.........................................................................................................................
             3,062   Compagnie de Saint Gobain (France)                                                          149,864
.........................................................................................................................
             2,900   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                                169,650
.........................................................................................................................
            15,293   CRH PLC (Ireland)                                                                           313,976
.........................................................................................................................
            12,756   Dow Chemical Co. (The)                                                                      530,267
.........................................................................................................................
             7,037   Engelhard Corp.                                                                             210,758
.........................................................................................................................
            14,765   Freeport-McMoRan Copper & Gold, Inc.
                     Class B                                                                                     622,049
.........................................................................................................................
            10,800   JFE Holdings, Inc. (Japan)                                                                  294,848
.........................................................................................................................
             9,900   Kadant, Inc. (NON)                                                                          214,335
.........................................................................................................................
             1,980   Lafarge SA (France)                                                                         176,287
.........................................................................................................................
             3,800   MacDermid, Inc.                                                                             130,112
.........................................................................................................................
             3,700   MeadWestvaco Corp.                                                                          110,075
.........................................................................................................................
             2,000   Nitto Denko Corp. (Japan)                                                                   106,403
.........................................................................................................................
             4,100   OM Group, Inc. (NON)                                                                        107,379
.........................................................................................................................
             1,110   Pohang Iron & Steel Co., Ltd.
                     (South Korea)                                                                               151,914
.........................................................................................................................
             7,411   PPG Industries, Inc.                                                                        474,452
.........................................................................................................................
             4,065   Rio Tinto PLC (United Kingdom)                                                              112,280
.........................................................................................................................
               790   Rohm & Haas Co.                                                                              33,741
.........................................................................................................................
             1,680   RPM, Inc.                                                                                    27,653
.........................................................................................................................
            22,190   Ryerson Tull, Inc.                                                                          254,076
.........................................................................................................................
             7,890   Schnitzer Steel Industries, Inc.                                                            477,345
.........................................................................................................................
               200   Sigma-Adrich Corp.                                                                           11,436
.........................................................................................................................
             4,400   Silgan Holdings, Inc. (NON)                                                                 187,396
.........................................................................................................................
            21,239   Smurfit-Stone Container Corp. (NON)                                                         394,408
.........................................................................................................................
            11,814   Sonoco Products Co.                                                                         290,861
.........................................................................................................................
                34   Sterling Chemicals, Inc. (NON)                                                                  850
.........................................................................................................................
            15,000   Sumitomo Metal Mining Co., Ltd. (Japan)                                                     111,303
.........................................................................................................................
             5,700   Svenska Cellulosa AB (SCA) Class B
                     (Sweden)                                                                                    233,032
.........................................................................................................................
             1,185   United States Steel Corp.                                                                    41,499
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,733,861
------------------------------------------------------------------------------------------------------------------------
Capital Goods (2.9%)
.........................................................................................................................
            14,200   Acuity Brands, Inc.                                                                         366,360
.........................................................................................................................
            13,780   Applied Industrial Technologies, Inc.                                                       328,791
.........................................................................................................................
             5,300   Bandag, Inc.                                                                                218,360
.........................................................................................................................
             6,193   Boeing Co. (The)                                                                            260,973
.........................................................................................................................
             6,900   Briggs & Stratton Corp.                                                                     465,060
.........................................................................................................................
            10,000   Canon, Inc. (Japan)                                                                         465,746
.........................................................................................................................
             5,792   Cascade Corp.                                                                               129,162
.........................................................................................................................
             7,579   Dover Corp.                                                                                 301,265
.........................................................................................................................
             6,072   Engineered Support Systems, Inc.                                                            334,324
.........................................................................................................................
             8,040   European Aeronautic Defense and Space
                     Co. (Netherlands)                                                                           191,125
.........................................................................................................................
             9,300   Fanuc, Ltd. (Japan)                                                                         557,271
.........................................................................................................................
             3,065   Flowserve Corp. (NON)                                                                        63,997
.........................................................................................................................
             8,300   Global Imaging Systems, Inc. (NON)                                                          263,525
.........................................................................................................................
             1,975   Goodrich Corp.                                                                               58,638
.........................................................................................................................
            13,300   Griffon Corp. (NON)                                                                         269,458
.........................................................................................................................
             4,330   Hon Industries, Inc.                                                                        187,576
.........................................................................................................................
             9,480   Ingersoll-Rand Co. Class A (Bermuda)                                                        643,502
.........................................................................................................................
            10,100   InVision Technologies, Inc. (NON)                                                           339,057
.........................................................................................................................
             1,300   L-3 Communications Holdings, Inc. (NON)                                                      66,768
.........................................................................................................................
            16,870   Lockheed Martin Corp.                                                                       867,118
.........................................................................................................................
             1,220   NACCO Industries, Inc. Class A                                                              109,166
.........................................................................................................................
             8,030   New England Business Service, Inc.                                                          236,885
.........................................................................................................................
             3,711   Northrop Grumman Corp.                                                                      354,772
.........................................................................................................................
               216   PACCAR, Inc.                                                                                 18,386
.........................................................................................................................
             5,000   Pitney Bowes, Inc.                                                                          203,100
.........................................................................................................................
             1,235   Precision Castparts Corp.                                                                    56,081
.........................................................................................................................
             4,700   Raytheon Co.                                                                                141,188
.........................................................................................................................
            14,422   Republic Services, Inc.                                                                     369,636
.........................................................................................................................
             9,000   Ricoh Co., Ltd. (Japan)                                                                     177,665
.........................................................................................................................
             1,975   Rockwell Collins, Inc.                                                                       59,309
.........................................................................................................................
            51,000   Saipem SpA (Italy)                                                                          412,266
.........................................................................................................................
             8,300   Scansource, Inc. (NON)                                                                      378,646
.........................................................................................................................
             5,875   Sealed Air Corp. (NON)                                                                      318,073
.........................................................................................................................
             9,342   Siemens AG (Germany)                                                                        751,640
.........................................................................................................................
             6,900   SKF AB Class B (Sweden)                                                                     266,739
.........................................................................................................................
             6,900   Standard Register Co. (The)                                                                 116,127
.........................................................................................................................
             5,900   Stewart & Stevenson Services, Inc.                                                           82,895
.........................................................................................................................
             3,900   Terex Corp. (NON)                                                                           111,072
.........................................................................................................................
             9,000   Tetra Tech, Inc. (NON)                                                                      223,740
.........................................................................................................................
             9,700   Toro Co. (The)                                                                              450,080
.........................................................................................................................
            15,450   United Stationers, Inc. (NON)                                                               632,214
.........................................................................................................................
               790   United Technologies Corp.                                                                    74,868
.........................................................................................................................
             6,400   URS Corp. (NON)                                                                             160,064
.........................................................................................................................
             4,166   Vinci SA (France)                                                                           344,908
.........................................................................................................................
             8,200   Watsco, Inc.                                                                                186,386
.........................................................................................................................
             8,712   Wolseley PLC (United Kingdom)                                                               123,203
.........................................................................................................................
             4,800   World Fuel Services Corp.                                                                   162,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,900,145
------------------------------------------------------------------------------------------------------------------------
Communication Services (2.0%)
.........................................................................................................................
                22   Arch Wireless, Inc. Class A (NON)                                                               436
.........................................................................................................................
             2,755   AT&T Corp.                                                                                   55,927
.........................................................................................................................
            21,200   AT&T Wireless Services, Inc. (NON)                                                          169,388
.........................................................................................................................
            21,604   BellSouth Corp.                                                                             611,393
.........................................................................................................................
               438   Birch Telecom, Inc. (NON)                                                                         4
.........................................................................................................................
             2,025   CenturyTel, Inc.                                                                             66,056
.........................................................................................................................
            29,600   Deutsche Telekom AG (Germany) (NON)                                                         542,757
.........................................................................................................................
            51,918   Earthlink, Inc. (NON)                                                                       519,180
.........................................................................................................................
             4,780   Echostar Communications Corp. Class A (NON)                                                 162,520
.........................................................................................................................
            12,939   Koninklijke (Royal) KPN NV
                     (Netherlands) (NON)                                                                          99,862
.........................................................................................................................
             5,630   Nextel Communications, Inc. Class A (NON)                                                   157,978
.........................................................................................................................
             3,600   NII Holdings, Inc. (NON)                                                                    268,668
.........................................................................................................................
               165   Nippon Telegraph and Telephone Corp.
                     (NTT) (Japan)                                                                               796,201
.........................................................................................................................
                37   NTT DoCoMo, Inc. (Japan)                                                                     83,918
.........................................................................................................................
            27,475   Portugal Telecom SGPS SA (Portugal)                                                         276,497
.........................................................................................................................
            38,172   SBC Communications, Inc.                                                                    995,144
.........................................................................................................................
             1,900   SK Telecom Co., Ltd. (South Korea)                                                          317,464
.........................................................................................................................
             3,460   Sprint Corp. (FON Group)                                                                     56,813
.........................................................................................................................
                 1   Telecom Corp. of New Zealand, Ltd.
                     (New Zealand)                                                                                     4
.........................................................................................................................
            53,264   Telecom Italia Mobile SpA (Italy)                                                           289,508
.........................................................................................................................
           102,156   Telecom Italia SpA (Italy) (NON)                                                            302,748
.........................................................................................................................
            17,341   Telefonica SA (Spain)                                                                       254,552
.........................................................................................................................
            11,000   Time Warner Telecom, Inc. Class A (NON)                                                     111,430
.........................................................................................................................
            40,613   Verizon Communications, Inc.                                                              1,424,704
.........................................................................................................................
           599,413   Vodafone Group PLC (United Kingdom)                                                       1,486,118
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,049,270
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.2%)
.........................................................................................................................
               171   Berkshire Hathaway, Inc. Class B (NON)                                                      481,365
.........................................................................................................................
           105,645   General Electric Co. (SEG)                                                                3,272,882
.........................................................................................................................
            12,490   Honeywell International, Inc.                                                               417,541
.........................................................................................................................
               200   ITT Industries, Inc.                                                                         14,842
.........................................................................................................................
            33,500   Swire Pacific, Ltd. (Hong Kong)                                                             206,716
.........................................................................................................................
            39,930   Tyco International, Ltd. (Bermuda)                                                        1,058,145
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,451,491
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (7.6%)
.........................................................................................................................
             7,800   Aaron Rents, Inc.                                                                           157,014
.........................................................................................................................
             4,371   Adecco SA (Switzerland)                                                                     281,099
.........................................................................................................................
             2,290   Advance Auto Parts, Inc. (NON)                                                              186,406
.........................................................................................................................
            10,100   Aeon Co., Ltd. (Japan)                                                                      338,426
.........................................................................................................................
            13,100   Aeropostale, Inc. (NON)                                                                     359,202
.........................................................................................................................
             1,400   Amazon.com, Inc. (NON)                                                                       73,696
.........................................................................................................................
               890   American Axle & Manufacturing
                     Holdings, Inc. (NON)                                                                         35,974
.........................................................................................................................
               595   American Standard Cos., Inc. (NON)                                                           59,917
.........................................................................................................................
             6,900   Ameristar Casinos, Inc. (NON)                                                               168,843
.........................................................................................................................
             9,900   Audiovox Corp. Class A (NON)                                                                127,116
.........................................................................................................................
             7,155   AutoZone, Inc. (NON)                                                                        609,678
.........................................................................................................................
             2,075   Barnes & Noble, Inc. (NON)                                                                   68,164
.........................................................................................................................
             8,860   Bayerische Motoren Werke (BMW) AG
                     (Germany)                                                                                   412,855
.........................................................................................................................
             6,890   Bed Bath & Beyond, Inc. (NON)                                                               298,682
.........................................................................................................................
             4,300   Best Buy Co., Inc.                                                                          224,632
.........................................................................................................................
             8,700   Big 5 Sporting Goods Corp. (NON)                                                            182,265
.........................................................................................................................
             4,181   Blair Corp.                                                                                 101,766
.........................................................................................................................
             4,350   Bowne & Co.                                                                                  58,986
.........................................................................................................................
            25,000   Bridgestone Corp. (Japan)                                                                   336,242
.........................................................................................................................
            20,400   Brookstone, Inc. (NON)                                                                      434,724
.........................................................................................................................
            12,340   Brown Shoe Co., Inc.                                                                        468,056
.........................................................................................................................
             3,500   Central Garden & Pet Co. (NON)                                                               98,105
.........................................................................................................................
            28,400   Charming Shoppes (NON)                                                                      153,360
.........................................................................................................................
             6,900   Children's Place Retail Stores, Inc. (The) (NON)                                            184,437
.........................................................................................................................
             4,200   Choice Hotels International, Inc.                                                           148,050
.........................................................................................................................
             5,340   Claire's Stores, Inc.                                                                       100,606
.........................................................................................................................
               395   Corporate Executive Board Co. (The) (NON)                                                    18,435
.........................................................................................................................
            16,900   CSK Auto Corp. (NON)                                                                        317,213
.........................................................................................................................
               890   D.R. Horton, Inc.                                                                            38,501
.........................................................................................................................
             2,470   Dana Corp.                                                                                   45,325
.........................................................................................................................
            13,200   Denso Corp. (Japan)                                                                         259,959
.........................................................................................................................
                20   Dentsu, Inc. (Japan)                                                                        100,803
.........................................................................................................................
            69,586   Dixons Group PLC (United Kingdom)                                                           173,147
.........................................................................................................................
             1,390   eBay, Inc. (NON)                                                                             89,780
.........................................................................................................................
            10,000   eCollege.com, Inc. (NON)                                                                    184,600
.........................................................................................................................
                19   Electronics Boutique Holdings Corp. (NON)                                                       435
.........................................................................................................................
               295   Family Dollar Stores, Inc.                                                                   10,585
.........................................................................................................................
             2,570   Federated Department Stores, Inc.                                                           121,124
.........................................................................................................................
            11,374   Finlay Enterprises, Inc. (NON)                                                              160,715
.........................................................................................................................
             2,370   Fox Entertainment Group, Inc. Class A (NON)                                                  69,086
.........................................................................................................................
            11,975   Gap, Inc. (The)                                                                             277,940
.........................................................................................................................
             8,500   Genlyte Group, Inc. (The) (NON)                                                             496,230
.........................................................................................................................
            29,770   Goody's Family Clothing, Inc.                                                               278,647
.........................................................................................................................
            13,710   Greek Organization of Football
                     Prognostics SA (Greece)                                                                     197,102
.........................................................................................................................
            11,880   GTECH Holdings Corp.                                                                        587,941
.........................................................................................................................
            46,037   GUS PLC (United Kingdom)                                                                    637,448
.........................................................................................................................
             7,080   Gymboree Corp. (The) (NON)                                                                  121,988
.........................................................................................................................
             4,430   H&R Block, Inc.                                                                             245,289
.........................................................................................................................
               595   Harley-Davidson, Inc.                                                                        28,280
.........................................................................................................................
             9,370   Harrah's Entertainment, Inc.                                                                466,345
.........................................................................................................................
             5,400   Haverty Furniture Cos., Inc.                                                                107,244
.........................................................................................................................
             7,400   Hibbett Sporting Goods, Inc. (NON)                                                          220,520
.........................................................................................................................
           115,566   Hilton Group PLC (United Kingdom)                                                           464,951
.........................................................................................................................
            18,300   Hilton Hotels Corp.                                                                         313,479
.........................................................................................................................
            26,070   Home Depot, Inc. (The)                                                                      925,224
.........................................................................................................................
             7,900   Honda Motor Co., Ltd. (Japan)                                                               350,980
.........................................................................................................................
               700   Hovnanian Enterprises, Inc. Class A (NON)                                                    60,942
.........................................................................................................................
             2,120   Hughes Supply, Inc.                                                                         105,194
.........................................................................................................................
            20,400   Integrated Electrical Service, Inc. (NON)                                                   188,700
.........................................................................................................................
             1,400   InterActiveCorp. (NON)                                                                       47,502
.........................................................................................................................
            13,400   Isle of Capri Casinos, Inc. (NON)                                                           287,698
.........................................................................................................................
             7,761   JC Penney Co., Inc. (Holding Co.)                                                           203,959
.........................................................................................................................
             6,922   Jo-Ann Stores, Inc. (NON)                                                                   141,209
.........................................................................................................................
               445   Johnson Controls, Inc.                                                                       51,673
.........................................................................................................................
            19,600   K2, Inc. (NON)                                                                              298,116
.........................................................................................................................
               595   KB Home                                                                                      43,149
.........................................................................................................................
             9,290   Kellwood Co.                                                                                380,890
.........................................................................................................................
            75,944   Kingfisher Leisure PLC (United Kingdom)                                                     378,613
.........................................................................................................................
             2,000   Knight-Ridder, Inc.                                                                         154,740
.........................................................................................................................
             2,700   Lawson, Inc. (Japan)                                                                         92,234
.........................................................................................................................
             2,025   Lear Corp.                                                                                  124,193
.........................................................................................................................
               761   Lennar Corp.                                                                                 73,056
.........................................................................................................................
            16,610   Lennox International, Inc.                                                                  277,387
.........................................................................................................................
            13,795   Limited Brands                                                                              248,724
.........................................................................................................................
               840   Liz Claiborne, Inc.                                                                          29,786
.........................................................................................................................
            17,650   Lowe's Companies, Inc.                                                                      977,634
.........................................................................................................................
             2,823   LVMH Moet Hennessy Louis Vuitton SA
                     (France)                                                                                    205,417
.........................................................................................................................
            18,675   Marvel Enterprises, Inc. (NON)                                                              543,629
.........................................................................................................................
            25,230   Masco Corp.                                                                                 691,554
.........................................................................................................................
            11,105   Mattel, Inc.                                                                                213,993
.........................................................................................................................
             1,835   McGraw-Hill Companies, Inc. (The)                                                           128,303
.........................................................................................................................
            41,400   Mediaset SpA (Italy)                                                                        491,814
.........................................................................................................................
            26,460   Men's Wearhouse, Inc. (The) (NON)                                                           661,765
.........................................................................................................................
               395   Meredith Corp.                                                                               19,280
.........................................................................................................................
             2,490   Michaels Stores, Inc.                                                                       110,058
.........................................................................................................................
             1,300   Nintendo Co., Ltd. (Japan)                                                                  121,337
.........................................................................................................................
            21,000   Nissan Motor Co., Ltd. (Japan)                                                              239,910
.........................................................................................................................
            17,970   Nu Skin Enterprises, Inc. Class A                                                           307,107
.........................................................................................................................
             1,280   NVR, Inc. (NON)                                                                             596,480
.........................................................................................................................
            30,284   Office Depot, Inc. (NON)                                                                    506,046
.........................................................................................................................
             2,240   Omnicom Group, Inc.                                                                         195,619
.........................................................................................................................
             3,600   PETsMART, Inc.                                                                               85,680
.........................................................................................................................
             6,357   Peugeot SA (France)                                                                         323,879
.........................................................................................................................
             6,900   Phillips-Van Heusen Corp.                                                                   122,406
.........................................................................................................................
            57,866   Publishing & Broadcasting, Ltd.
                     (Australia)                                                                                 545,825
.........................................................................................................................
             2,470   RadioShack Corp.                                                                             75,780
.........................................................................................................................
             2,025   Reebok International, Ltd.                                                                   79,623
.........................................................................................................................
             8,644   Reed Elsevier NV (Netherlands)                                                              107,374
.........................................................................................................................
               890   Regal Entertainment Group Class A                                                            18,263
.........................................................................................................................
             5,327   Renault SA (France)                                                                         367,468
.........................................................................................................................
             9,590   Rent-A-Center, Inc. (NON)                                                                   286,549
.........................................................................................................................
             7,770   Ross Stores, Inc.                                                                           205,361
.........................................................................................................................
             4,500   Russell Corp.                                                                                79,020
.........................................................................................................................
               890   Ryland Group, Inc.                                                                           78,890
.........................................................................................................................
             1,285   Saks, Inc. (NON)                                                                             19,326
.........................................................................................................................
            20,900   Scientific Games Corp. Class A (NON)                                                        355,509
.........................................................................................................................
            10,700   Securitas AB Class B (Sweden)                                                               144,327
.........................................................................................................................
            34,000   Sekisui Chemical Co., Ltd. (Japan)                                                          173,269
.........................................................................................................................
             8,688   Select Comfort Corp. (NON)                                                                  215,115
.........................................................................................................................
               272   SGS Societe Generale Surveillance
                     Holding SA (Switzerland)                                                                    170,743
.........................................................................................................................
            11,160   Sharper Image Corp. (NON)                                                                   364,374
.........................................................................................................................
             2,715   Sherwin Williams Co.                                                                         94,319
.........................................................................................................................
            14,400   ShopKo Stores, Inc. (NON)                                                                   219,600
.........................................................................................................................
             8,604   Societe Television Francaise I (France)                                                     300,342
.........................................................................................................................
             2,700   Sony Corp. (Japan)                                                                           93,494
.........................................................................................................................
             6,100   Stage Stores, Inc. (NON)                                                                    170,190
.........................................................................................................................
            13,915   Staples, Inc. (NON)                                                                         379,880
.........................................................................................................................
             1,818   Swatch Group AG (The) Class B
                     (Switzerland)                                                                               218,389
.........................................................................................................................
            28,600   Sykes Enterprises, Inc. (NON)                                                               244,816
.........................................................................................................................
             5,100   Target Corp.                                                                                195,840
.........................................................................................................................
                10   Thor Industries, Inc.                                                                           562
.........................................................................................................................
            11,126   TJX Cos., Inc. (The)                                                                        245,328
.........................................................................................................................
               100   Toppan Printing Co., Ltd. (Japan)                                                             1,041
.........................................................................................................................
            40,000   Toto, Ltd. (Japan)                                                                          338,996
.........................................................................................................................
            13,000   Toyota Industries Corp. (Japan)                                                             276,041
.........................................................................................................................
            24,700   Toyota Motor Corp. (Japan)                                                                  834,553
.........................................................................................................................
             9,900   Urban Outfitters, Inc. (NON)                                                                366,795
.........................................................................................................................
            10,490   USG Corp. (NON)                                                                             173,819
.........................................................................................................................
            18,700   Vans, Inc. (NON)                                                                            213,367
.........................................................................................................................
               640   VF Corp.                                                                                     27,674
.........................................................................................................................
             4,041   VS Holdings, Inc. (NON)                                                                       1,010
.........................................................................................................................
               690   Viad Corp.                                                                                   17,250
.........................................................................................................................
            35,025   Wal-Mart Stores, Inc.                                                                     1,858,076
.........................................................................................................................
            30,738   Walt Disney Co. (The)                                                                       717,118
.........................................................................................................................
            14,229   Whirlpool Corp.                                                                           1,033,737
.........................................................................................................................
             2,370   Yahoo!, Inc. (NON)                                                                          107,053
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,123,399
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.6%)
.........................................................................................................................
             6,160   Acom Co., Ltd. (Japan)                                                                      279,425
.........................................................................................................................
            24,970   Cash America International, Inc.                                                            528,865
.........................................................................................................................
             9,500   CompuCredit Corp. (NON)                                                                     202,160
.........................................................................................................................
               394   Countrywide Financial Corp.                                                                  29,885
.........................................................................................................................
            51,195   MBNA Corp.                                                                                1,272,196
.........................................................................................................................
             3,950   Providian Financial Corp. (NON)                                                              45,978
.........................................................................................................................
            27,450   World Acceptance Corp. (NON)                                                                546,530
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,905,039
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (5.8%)
.........................................................................................................................
            16,565   7-Eleven, Inc. (NON)                                                                        265,868
.........................................................................................................................
             3,295   Alberto-Culver Co. Class B                                                                  207,849
.........................................................................................................................
            41,494   Altria Group, Inc.                                                                        2,258,103
.........................................................................................................................
             1,730   Anheuser-Busch Cos., Inc.                                                                    91,136
.........................................................................................................................
             8,575   Apollo Group, Inc. Class A (NON)                                                            583,100
.........................................................................................................................
             5,845   Archer Daniels Midland Co.                                                                   88,961
.........................................................................................................................
               796   Aurora Foods, Inc. (NON)                                                                          4
.........................................................................................................................
               595   Avon Products, Inc.                                                                          40,157
.........................................................................................................................
            13,865   Career Education Corp. (NON)                                                                555,571
.........................................................................................................................
             3,781   Carrefour Supermarche SA (France)                                                           207,513
.........................................................................................................................
            12,325   CBRL Group, Inc.                                                                            471,555
.........................................................................................................................
             4,950   CDI Corp.                                                                                   162,113
.........................................................................................................................
             5,400   CEC Entertainment, Inc. (NON)                                                               255,906
.........................................................................................................................
            20,670   Checkers Drive-In Restaurant (NON)                                                          215,175
.........................................................................................................................
            22,195   Coca-Cola Co. (The)                                                                       1,126,396
.........................................................................................................................
            46,250   Coca-Cola Enterprises, Inc.                                                               1,011,488
.........................................................................................................................
             3,295   Colgate-Palmolive Co.                                                                       164,915
.........................................................................................................................
             5,558   Colruyt SA (Belgium)                                                                        535,502
.........................................................................................................................
            11,302   Comcast Corp. Class A (NON)                                                                 371,497
.........................................................................................................................
            11,905   Comcast Corp. Class A (Special) (NON)                                                       372,388
.........................................................................................................................
            11,300   ConAgra, Inc.                                                                               298,207
.........................................................................................................................
             1,000   Corinthian Colleges, Inc. (NON)                                                              55,560
.........................................................................................................................
             4,400   CVS Corp.                                                                                   158,928
.........................................................................................................................
            15,500   Darden Restaurants, Inc.                                                                    326,120
.........................................................................................................................
             8,040   Dean Foods Co. (NON)                                                                        264,275
.........................................................................................................................
            36,627   Deutsche Post AG (Germany)                                                                  753,826
.........................................................................................................................
            54,273   Diageo PLC (United Kingdom)                                                                 714,083
.........................................................................................................................
             3,800   Dial Corp. (The)                                                                            108,186
.........................................................................................................................
             2,225   Energizer Holdings, Inc. (NON)                                                               83,571
.........................................................................................................................
             7,400   Flowers Foods, Inc.                                                                         190,920
.........................................................................................................................
             2,835   Fortune Brands, Inc.                                                                        202,674
.........................................................................................................................
            12,200   FTI Consulting, Inc. (NON)                                                                  285,114
.........................................................................................................................
             3,200   General Mills, Inc.                                                                         144,960
.........................................................................................................................
             1,200   Getty Images, Inc. (Canada) (NON)                                                            60,156
.........................................................................................................................
             1,285   Gillette Co. (The)                                                                           47,198
.........................................................................................................................
             3,085   Groupe Danone (France)                                                                      503,430
.........................................................................................................................
            12,080   H.J. Heinz Co.                                                                              440,074
.........................................................................................................................
               545   Hershey Foods Corp.                                                                          41,960
.........................................................................................................................
            18,500   Ikon Office Solutions, Inc.                                                                 219,410
.........................................................................................................................
             7,008   Imperial Tobacco Group PLC
                     (United Kingdom)                                                                            137,995
.........................................................................................................................
            18,790   Interbrew (Belgium)                                                                         501,409
.........................................................................................................................
             7,700   Interstate Bakeries Corp.                                                                   109,571
.........................................................................................................................
             6,395   ITT Educational Services, Inc. (NON)                                                        300,373
.........................................................................................................................
             3,706   Kimberly-Clark Corp.                                                                        218,988
.........................................................................................................................
            22,535   Kroger Co. (NON)                                                                            417,123
.........................................................................................................................
            44,200   Labor Ready, Inc. (NON)                                                                     579,020
.........................................................................................................................
            12,200   Lance, Inc.                                                                                 183,366
.........................................................................................................................
            85,903   Liberty Media Corp. Class A (NON)                                                         1,021,387
.........................................................................................................................
             6,370   McDonald's Corp.                                                                            158,167
.........................................................................................................................
            12,930   MemberWorks, Inc. (NON)                                                                     351,308
.........................................................................................................................
             6,790   Molson, Inc. Class A (Canada)                                                               189,721
.........................................................................................................................
             1,768   Nestle SA (Switzerland)                                                                     441,928
.........................................................................................................................
             6,600   NetFlix, Inc. (NON)                                                                         360,954
.........................................................................................................................
             5,800   Newell Rubbermaid, Inc.                                                                     132,066
.........................................................................................................................
            13,310   Pepsi Bottling Group, Inc. (The)                                                            321,836
.........................................................................................................................
            21,992   PepsiCo, Inc.                                                                             1,025,267
.........................................................................................................................
            12,320   Procter & Gamble Co.                                                                      1,230,522
.........................................................................................................................
            27,378   Reckitt Benckiser PLC (United Kingdom)                                                      619,478
.........................................................................................................................
             7,000   Rite Aid Corp. (NON)                                                                         42,280
.........................................................................................................................
            16,496   Royal Caribbean Cruises, Ltd. (Liberia)                                                     573,896
.........................................................................................................................
             1,630   Sara Lee Corp.                                                                               35,387
.........................................................................................................................
             7,900   SCP Pool Corp. (NON)                                                                        258,172
.........................................................................................................................
             3,065   Supervalu, Inc.                                                                              87,628
.........................................................................................................................
             8,595   SYSCO Corp.                                                                                 319,992
.........................................................................................................................
            99,033   Tesco PLC (United Kingdom)                                                                  456,937
.........................................................................................................................
            48,090   Time Warner, Inc. (NON)                                                                     865,139
.........................................................................................................................
             1,739   Tyson Foods, Inc. Class A                                                                    23,024
.........................................................................................................................
            19,505   Unilever PLC (United Kingdom)                                                               181,825
.........................................................................................................................
             1,100   University of Phoenix Online (NON)                                                           75,823
.........................................................................................................................
            14,345   Viacom, Inc. Class B                                                                        636,631
.........................................................................................................................
             7,738   Vivendi Universal SA (France) (NON)                                                         188,044
.........................................................................................................................
             1,660   Weiss Markets, Inc.                                                                          60,258
.........................................................................................................................
               314   Whole Foods Market, Inc.                                                                     21,079
.........................................................................................................................
            25,689   Woolworths, Ltd. (Australia)                                                                228,378
.........................................................................................................................
             1,480   Yum! Brands, Inc. (NON)                                                                      50,912
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,289,733
------------------------------------------------------------------------------------------------------------------------
Energy (4.3%)
.........................................................................................................................
               990   Amerada Hess Corp.                                                                           52,638
.........................................................................................................................
             6,195   Apache Corp.                                                                                502,415
.........................................................................................................................
            51,500   BG Group PLC (United Kingdom)                                                               264,355
.........................................................................................................................
               640   BJ Services Co. (NON)                                                                        22,976
.........................................................................................................................
           289,413   BP PLC (United Kingdom)                                                                   2,346,894
.........................................................................................................................
             7,427   BP PLC ADR (United Kingdom)                                                                 366,522
.........................................................................................................................
             2,670   Burlington Resources, Inc.                                                                  147,865
.........................................................................................................................
             8,500   Cabot Oil & Gas Corp. Class A                                                               249,475
.........................................................................................................................
            16,959   Canadian Natural Resources, Ltd. (Canada)                                                   858,057
.........................................................................................................................
             6,270   Canadian Natural Resources, Ltd. (Canada)                                                   316,259
.........................................................................................................................
            21,750   Chesapeake Energy Corp.                                                                     295,365
.........................................................................................................................
             3,212   Chevron Texaco Corp.                                                                        277,485
.........................................................................................................................
             8,100   Cimarex Energy Co. (NON)                                                                    216,189
.........................................................................................................................
             8,300   Clayton Williams Energy, Inc. (NON)                                                         241,281
.........................................................................................................................
            49,500   CNOOC, Ltd. (Hong Kong)                                                                      96,926
.........................................................................................................................
            11,256   Comstock Resources, Inc. (NON)                                                              217,241
.........................................................................................................................
            10,445   ConocoPhillips                                                                              684,879
.........................................................................................................................
            36,250   ENI SpA (Italy)                                                                             683,895
.........................................................................................................................
            74,340   Exxon Mobil Corp.                                                                         3,047,940
.........................................................................................................................
            38,900   Global Power Equipment Group, Inc. (NON)                                                    259,852
.........................................................................................................................
            10,700   GlobalSantaFe Corp. (Cayman Islands)                                                        265,681
.........................................................................................................................
            13,285   Halliburton Co.                                                                             345,410
.........................................................................................................................
             8,115   Houston Exploration Co. (NON)                                                               296,360
.........................................................................................................................
             3,410   Marathon Oil Corp.                                                                          112,837
.........................................................................................................................
             5,950   Noble Corp. (Cayman Islands) (NON)                                                          212,891
.........................................................................................................................
            18,770   Nuevo Energy Co. (NON)                                                                      453,671
.........................................................................................................................
            10,631   Patina Oil & Gas Corp.                                                                      520,813
.........................................................................................................................
             3,902   Petro-Canada (Canada)                                                                       193,016
.........................................................................................................................
             3,449   Royal Dutch Petroleum Co.
                     (Netherlands)                                                                               181,811
.........................................................................................................................
             9,883   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                               517,770
.........................................................................................................................
            23,420   Southwestern Energy Co. (NON)                                                               559,738
.........................................................................................................................
            53,633   Statoil ASA (Norway)                                                                        602,985
.........................................................................................................................
             1,580   Sunoco, Inc.                                                                                 80,817
.........................................................................................................................
             6,716   Talisman Energy, Inc. (Canada)                                                              382,167
.........................................................................................................................
            25,300   Tesoro Petroleum Corp. (NON)                                                                368,621
.........................................................................................................................
             6,574   Total SA Class B (France)                                                                 1,222,015
.........................................................................................................................
             7,723   Total SA Class B ADR (France)                                                               714,455
.........................................................................................................................
            12,061   Unocal Corp.                                                                                444,207
.........................................................................................................................
            28,942   USEC, Inc.                                                                                  243,113
.........................................................................................................................
             3,600   Westport Resources Corp. (NON)                                                              107,496
.........................................................................................................................
             3,460   YUKOS ADR (Russia)                                                                          145,320
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,119,703
------------------------------------------------------------------------------------------------------------------------
Financial (4.0%)
.........................................................................................................................
            33,000   AMRESCO Creditor Trust (NON) (R)                                                                330
.........................................................................................................................
            23,620   Bank of America Corp.                                                                     1,899,757
.........................................................................................................................
            33,709   Bank of New York Co., Inc. (The)                                                          1,116,442
.........................................................................................................................
               890   Bank One Corp.                                                                               40,575
.........................................................................................................................
            14,825   Capital One Financial Corp.                                                                 908,624
.........................................................................................................................
             4,014   CIT Group, Inc.                                                                             144,303
.........................................................................................................................
            84,549   Citigroup, Inc. (SEG)                                                                     4,104,008
.........................................................................................................................
           238,820   Contifinancial Corp. Liquidating
                     Trust Units                                                                                   2,388
.........................................................................................................................
            10,900   eSpeed, Inc. Class A (NON)                                                                  255,169
.........................................................................................................................
            11,486   Euronext NV (Netherlands)                                                                   290,714
.........................................................................................................................
            24,072   Fannie Mae                                                                                1,806,844
.........................................................................................................................
            25,722   Freddie Mac                                                                               1,500,107
.........................................................................................................................
             8,990   Friedman, Billings, Ramsey Group, Inc.
                     Class A                                                                                     207,489
.........................................................................................................................
               445   Goldman Sachs Group, Inc. (The)                                                              43,935
.........................................................................................................................
            39,248   JPMorgan Chase & Co.                                                                      1,441,579
.........................................................................................................................
             1,975   Lehman Brothers Holdings, Inc.                                                              152,510
.........................................................................................................................
            19,186   Man Group PLC (United Kingdom)                                                              501,778
.........................................................................................................................
            13,432   Merrill Lynch & Co., Inc.                                                                   787,787
.........................................................................................................................
             8,300   National Processing, Inc. (NON)                                                             195,465
.........................................................................................................................
             7,300   New Century Financial Corp.                                                                 289,591
.........................................................................................................................
             4,700   Orix Corp. (Japan)                                                                          388,669
.........................................................................................................................
             8,007   Perpetual Trustees Australia, Ltd.
                     (Australia)                                                                                 256,983
.........................................................................................................................
            10,373   PMI Group, Inc. (The)                                                                       386,187
.........................................................................................................................
               690   Protective Life Corp.                                                                        23,350
.........................................................................................................................
             3,518   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                            103,658
.........................................................................................................................
            11,800   SLM Corp.                                                                                   444,624
.........................................................................................................................
               730   Student Loan Corp.                                                                          106,580
.........................................................................................................................
            25,683   Travelers Property Casualty Corp.
                     Class B                                                                                     435,841
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,835,287
------------------------------------------------------------------------------------------------------------------------
Health Care (7.9%)
.........................................................................................................................
            13,900   aaiPharma, Inc. (NON)                                                                       349,168
.........................................................................................................................
            34,568   Abbott Laboratories                                                                       1,610,869
.........................................................................................................................
            13,200   Advanced Medical Optics, Inc. (NON)                                                         259,380
.........................................................................................................................
             2,500   AdvancePCS (NON)                                                                            131,650
.........................................................................................................................
            12,700   ALARIS Medical, Inc. (NON)                                                                  193,167
.........................................................................................................................
             2,300   Albany Molecular Research, Inc. (NON)                                                        34,546
.........................................................................................................................
               595   Allergan, Inc.                                                                               45,702
.........................................................................................................................
             7,600   American Pharmaceutical Partners, Inc. (NON)                                                255,360
.........................................................................................................................
               500   AmerisourceBergen Corp.                                                                      28,075
.........................................................................................................................
            17,715   Amgen, Inc. (NON)                                                                         1,094,787
.........................................................................................................................
             3,300   Analogic Corp.                                                                              135,300
.........................................................................................................................
               690   Anthem, Inc. (NON)                                                                           51,750
.........................................................................................................................
             7,500   Antigenics, Inc. (NON)                                                                       84,900
.........................................................................................................................
            11,040   Applied Molecular Evolution, Inc. (NON)                                                     196,512
.........................................................................................................................
            16,050   Apria Healthcare Group, Inc. (NON)                                                          456,944
.........................................................................................................................
            22,270   AstraZeneca PLC (United Kingdom)                                                          1,068,396
.........................................................................................................................
             2,070   Avigen, Inc. (NON)                                                                           12,172
.........................................................................................................................
                45   Biosite Diagnostics, Inc. (NON)                                                               1,303
.........................................................................................................................
            10,485   Boston Scientific Corp. (NON)                                                               385,429
.........................................................................................................................
            14,800   Bradley Pharmaceuticals, Inc. (NON)                                                         376,364
.........................................................................................................................
             1,285   Bristol-Myers Squibb Co.                                                                     36,751
.........................................................................................................................
               200   C.R. Bard, Inc.                                                                              16,250
.........................................................................................................................
             6,910   Candela Corp. (NON)                                                                         125,624
.........................................................................................................................
             6,625   Cardinal Health, Inc.                                                                       405,185
.........................................................................................................................
             3,360   Caremark Rx, Inc. (NON)                                                                      85,109
.........................................................................................................................
             2,000   Celgene Corp. (NON)                                                                          90,040
.........................................................................................................................
             8,686   CIGNA Corp.                                                                                 499,445
.........................................................................................................................
            12,395   Coventry Health Care, Inc. (NON)                                                            799,354
.........................................................................................................................
             9,800   Dade Behring Holdings, Inc. (NON)                                                           350,252
.........................................................................................................................
             2,670   DaVita, Inc. (NON)                                                                          104,130
.........................................................................................................................
            28,800   DJ Orthopedics, Inc. (NON)                                                                  771,840
.........................................................................................................................
             7,800   Eisai Co., Ltd. (Japan)                                                                     210,398
.........................................................................................................................
             5,600   Eli Lilly Co.                                                                               393,848
.........................................................................................................................
            18,040   Endo Pharmaceuticals Holdings, Inc. (NON)                                                   347,450
.........................................................................................................................
               383   Eon Labs, Inc. (NON)                                                                         19,514
.........................................................................................................................
             6,761   eResearch Technology, Inc. (NON)                                                            171,865
.........................................................................................................................
             9,300   Exact Sciences Corp. (NON)                                                                   94,116
.........................................................................................................................
             4,530   Fisher Scientific International, Inc. (NON)                                                 187,406
.........................................................................................................................
             8,330   Forest Laboratories, Inc. (NON)                                                             514,794
.........................................................................................................................
               147   Genesis HealthCare Corp. (NON)                                                                3,349
.........................................................................................................................
             9,900   Genta, Inc. (NON)                                                                           103,059
.........................................................................................................................
            11,160   Gentiva Health Services, Inc. (NON)                                                         141,062
.........................................................................................................................
             1,595   Gilead Sciences, Inc. (NON)                                                                  92,733
.........................................................................................................................
            66,242   GlaxoSmithKline PLC (United Kingdom)                                                      1,517,821
.........................................................................................................................
             5,350   Guidant Corp.                                                                               322,070
.........................................................................................................................
             7,300   Guilford Pharmaceuticals, Inc. (NON)                                                         49,494
.........................................................................................................................
             8,960   Health Net, Inc. (NON)                                                                      292,992
.........................................................................................................................
            12,620   HealthTronics Surgical Services, Inc. (NON)                                                  78,875
.........................................................................................................................
             5,200   Henry Schein, Inc. (NON)                                                                    351,416
.........................................................................................................................
             4,790   IDEXX Laboratories, Inc. (NON)                                                              221,681
.........................................................................................................................
             1,875   IMS Health, Inc.                                                                             46,613
.........................................................................................................................
             6,600   Inamed Corp. (NON)                                                                          317,196
.........................................................................................................................
               395   Invitrogen Corp. (NON)                                                                       27,650
.........................................................................................................................
            40,037   Johnson & Johnson                                                                         2,068,311
.........................................................................................................................
             9,700   Kendle International, Inc. (NON)                                                             61,498
.........................................................................................................................
            30,665   King Pharmaceuticals, Inc. (NON)                                                            467,948
.........................................................................................................................
            16,800   Kos Pharmaceuticals, Inc. (NON)                                                             723,072
.........................................................................................................................
             7,200   Kyphon, Inc. (NON)                                                                          178,776
.........................................................................................................................
               295   Manor Care, Inc.                                                                             10,198
.........................................................................................................................
               153   Mariner Health Care, Inc. (NON)                                                               3,412
.........................................................................................................................
             7,240   Maxygen, Inc. (NON)                                                                          76,961
.........................................................................................................................
             7,900   McKesson Corp.                                                                              254,064
.........................................................................................................................
             4,694   Medco Health Solutions, Inc. (NON)                                                          159,549
.........................................................................................................................
             3,100   Medicines Co. (NON)                                                                          91,326
.........................................................................................................................
               184   Mediq, Inc. (NON)                                                                                 2
.........................................................................................................................
            11,945   Medtronic, Inc.                                                                             580,646
.........................................................................................................................
            13,650   Merck & Co., Inc.                                                                           630,630
.........................................................................................................................
             3,740   Mid Atlantic Medical Services, Inc. (NON)                                                   242,352
.........................................................................................................................
             1,035   Mylan Laboratories, Inc.                                                                     26,144
.........................................................................................................................
               295   NeighborCare, Inc. (NON)                                                                      5,826
.........................................................................................................................
            33,416   Novartis AG (Switzerland)                                                                 1,517,803
.........................................................................................................................
             2,800   NPS Pharmaceuticals, Inc. (NON)                                                              86,072
.........................................................................................................................
             3,200   Onyx Pharmaceuticals, Inc. (NON)                                                             90,336
.........................................................................................................................
             6,600   OSI Pharmaceuticals, Inc. (NON)                                                             212,586
.........................................................................................................................
             9,900   Owens & Minor, Inc.                                                                         216,909
.........................................................................................................................
             5,276   PacifiCare Health Systems, Inc. (NON)                                                       356,658
.........................................................................................................................
                30   Pain Therapeutics, Inc. (NON)                                                                   209
.........................................................................................................................
             5,000   Pall Corp.                                                                                  134,150
.........................................................................................................................
             3,000   Patterson Dental Co. (NON)                                                                  192,480
.........................................................................................................................
             9,400   Pediatrix Medical Group, Inc. (NON)                                                         517,846
.........................................................................................................................
           121,284   Pfizer, Inc.                                                                              4,284,964
.........................................................................................................................
             1,595   Pharmaceutical Resources, Inc. (NON)                                                        103,914
.........................................................................................................................
             4,470   Pharmacopeia, Inc. (NON)                                                                     63,519
.........................................................................................................................
             8,510   Pharmacyclics, Inc. (NON)                                                                    62,974
.........................................................................................................................
            22,000   PSS World Medical, Inc. (NON)                                                               265,540
.........................................................................................................................
             2,100   Quality Systems, Inc. (NON)                                                                  93,639
.........................................................................................................................
            19,706   Select Medical Corp.                                                                        320,814
.........................................................................................................................
             3,500   Sepracor, Inc. (NON)                                                                         83,755
.........................................................................................................................
            21,350   Sierra Health Services, Inc. (NON)                                                          586,058
.........................................................................................................................
            24,701   Sirna Therapeutics, Inc. (NON)                                                              128,445
.........................................................................................................................
            11,800   Sybron Dental Specialties, Inc. (NON)                                                       331,580
.........................................................................................................................
               567   Synthes-Stratec, Inc. (Switzerland)                                                         561,404
.........................................................................................................................
             9,000   Taisho Pharmaceutical Co., Ltd. (Japan)                                                     160,948
.........................................................................................................................
             4,200   Telik, Inc. (NON)                                                                            96,642
.........................................................................................................................
            19,500   Terumo Corp. (Japan)                                                                        370,380
.........................................................................................................................
             2,653   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                                150,452
.........................................................................................................................
            11,548   UnitedHealth Group, Inc.                                                                    671,863
.........................................................................................................................
            19,140   US Oncology, Inc. (NON)                                                                     205,946
.........................................................................................................................
             6,780   Valeant Pharmaceuticals International                                                       170,517
.........................................................................................................................
             4,000   Varian Medical Systems, Inc. (NON)                                                          276,400
.........................................................................................................................
             4,415   Watson Pharmaceuticals, Inc. (NON)                                                          203,090
.........................................................................................................................
             4,400   WellChoice, Inc. (NON)                                                                      151,800
.........................................................................................................................
             2,530   WellPoint Health Networks, Inc. (NON)                                                       245,385
.........................................................................................................................
            17,375   Wyeth                                                                                       737,569
.........................................................................................................................
            17,800   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                     553,239
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,347,757
------------------------------------------------------------------------------------------------------------------------
Insurance (2.6%)
.........................................................................................................................
            29,575   ACE, Ltd. (Bermuda)                                                                       1,224,997
.........................................................................................................................
            21,537   Aegon NV (Netherlands)                                                                      318,590
.........................................................................................................................
             1,869   Allianz AG (Germany)                                                                        235,935
.........................................................................................................................
               990   Allstate Corp.                                                                               42,590
.........................................................................................................................
               395   AMBAC Financial Group, Inc.                                                                  27,409
.........................................................................................................................
            28,588   American International Group, Inc.                                                        1,894,813
.........................................................................................................................
             6,550   AmerUs Group Co.                                                                            229,054
.........................................................................................................................
            18,700   AMP, Ltd. 144A (Australia) (NON)                                                             70,584
.........................................................................................................................
             4,700   AON Corp.                                                                                   112,518
.........................................................................................................................
             2,470   Everest Re Group, Ltd. (Barbados)                                                           208,962
.........................................................................................................................
             3,560   FBL Financial Group, Inc. Class A                                                            91,848
.........................................................................................................................
             5,625   Fidelity National Financial, Inc.                                                           218,138
.........................................................................................................................
            10,730   First American Corp.                                                                        319,432
.........................................................................................................................
             8,940   Fortis (Belgium)                                                                            180,050
.........................................................................................................................
            11,000   Fremont General Corp.                                                                       186,010
.........................................................................................................................
            17,169   ING Groep NV (Netherlands)                                                                  400,342
.........................................................................................................................
             2,900   Landamerica Financial Group, Inc.                                                           151,554
.........................................................................................................................
               422   Loews Corp.                                                                                  20,868
.........................................................................................................................
             3,545   MBIA, Inc.                                                                                  209,970
.........................................................................................................................
                21   Millea Holdings, Inc. (Japan)                                                               274,407
.........................................................................................................................
               500   Mitsui Sumitomo Insurance Co., Ltd.
                     (Japan)                                                                                       4,107
.........................................................................................................................
             4,400   Navigators Group, Inc. (NON)                                                                135,828
.........................................................................................................................
             6,450   Old Republic International Corp.                                                            163,572
.........................................................................................................................
            66,391   Promina Group, Ltd. (Australia)                                                             164,062
.........................................................................................................................
           107,645   QBE Insurance Group, Ltd. (Australia)                                                       859,657
.........................................................................................................................
            12,681   Radian Group, Inc.                                                                          618,199
.........................................................................................................................
             1,580   St. Paul Cos., Inc. (The)                                                                    62,647
.........................................................................................................................
               633   Stancorp Financial Group                                                                     39,803
.........................................................................................................................
             4,210   Stewart Information Services                                                                170,716
.........................................................................................................................
             9,800   Sun Life Financial Services of
                     Canada, Inc. (Canada)                                                                       245,000
.........................................................................................................................
             9,887   Swiss Reinsurance Co. (Switzerland)                                                         667,824
.........................................................................................................................
             1,875   Torchmark Corp.                                                                              85,388
.........................................................................................................................
             3,260   W.R. Berkley Corp.                                                                          113,937
.........................................................................................................................
            14,118   XL Capital, Ltd. Class A (Bermuda)                                                        1,094,851
.........................................................................................................................
             5,859   Zurich Financial Services AG
                     (Switzerland) (NON)                                                                         843,635
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,687,297
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.6%)
.........................................................................................................................
             9,659   Credit Suisse Group (Switzerland)                                                           353,559
.........................................................................................................................
            44,000   Daiwa Securities Group, Inc. (Japan)                                                        299,384
.........................................................................................................................
            17,300   Investors Group, Inc. (Canada)                                                              415,762
.........................................................................................................................
             5,192   Morgan Stanley Dean Witter & Co.                                                            300,461
.........................................................................................................................
             6,000   Nomura Securities Co., Ltd. (Japan)                                                         102,203
.........................................................................................................................
            17,312   UBS AG (Switzerland)                                                                      1,186,156
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,657,525
------------------------------------------------------------------------------------------------------------------------
Other (--%)
.........................................................................................................................
             1,100   iShares Russell 1000 Growth Index Fund                                                      176,880
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.7%)
.........................................................................................................................
             1,660   Alexandria Real Estate Equities, Inc. (R)                                                    96,114
.........................................................................................................................
             7,700   Annaly Mortgage Management, Inc. (R)                                                        141,680
.........................................................................................................................
            19,300   Anthracite Capital, Inc. (R)                                                                213,651
.........................................................................................................................
             7,790   Anworth Mortgage Asset Corp. (R)                                                            108,515
.........................................................................................................................
             1,435   Boston Properties, Inc. (R)                                                                  69,153
.........................................................................................................................
             1,950   Brandywine Realty Trust (R)                                                                  52,202
.........................................................................................................................
             3,196   Capital Automotive (R)                                                                      102,272
.........................................................................................................................
             2,670   CBL & Associates Properties (R)                                                             150,855
.........................................................................................................................
             1,000   CenterPoint Properties Corp. (R)                                                             74,900
.........................................................................................................................
            15,149   Equity Office Properties Trust (R)                                                          434,019
.........................................................................................................................
             8,600   Equity One, Inc. (R)                                                                        145,168
.........................................................................................................................
             2,159   Essex Property Trust, Inc. (R)                                                              138,651
.........................................................................................................................
            14,900   FelCor Lodging Trust, Inc. (NON) (R)                                                        165,092
.........................................................................................................................
             5,190   Glimcher Realty Trust (R)                                                                   116,152
.........................................................................................................................
             2,710   Health Care REIT, Inc. (R)                                                                   97,560
.........................................................................................................................
            10,510   IMPAC Mortgage Holdings, Inc. (R)                                                           191,387
.........................................................................................................................
             3,110   LNR Property Corp.                                                                          153,976
.........................................................................................................................
            26,800   Meristar Hospitality Corp. (NON) (R)                                                        174,468
.........................................................................................................................
             3,000   Mills Corp. (R)                                                                             132,000
.........................................................................................................................
             3,290   Nationwide Health Properties, Inc. (R)                                                       64,320
.........................................................................................................................
             2,800   Pan Pacific Retail Properties, Inc. (R)                                                     133,420
.........................................................................................................................
             2,340   Post Properties, Inc. (R)                                                                    65,333
.........................................................................................................................
             1,610   Prentiss Properties Trust (R)                                                                53,114
.........................................................................................................................
             1,210   SL Green Realty Corp. (R)                                                                    49,671
.........................................................................................................................
             1,500   Sun Communities, Inc. (R)                                                                    58,050
.........................................................................................................................
             6,300   Thornburg Mortgage, Inc. (R)                                                                171,360
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,353,083
------------------------------------------------------------------------------------------------------------------------
Technology (10.1%)
.........................................................................................................................
             9,500   Accenture, Ltd. Class A (Bermuda) (NON)                                                     250,040
.........................................................................................................................
             1,235   Adobe Systems, Inc.                                                                          48,536
.........................................................................................................................
             8,162   ADTRAN, Inc.                                                                                253,022
.........................................................................................................................
             2,700   Advantest Corp. (Japan)                                                                     214,206
.........................................................................................................................
            50,000   Aether Systems, Inc. (NON)                                                                  237,500
.........................................................................................................................
             2,700   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                               147,042
.........................................................................................................................
             7,905   Alcatel SA (France) (NON)                                                                   101,783
.........................................................................................................................
             6,470   American Power Conversion Corp.                                                             158,192
.........................................................................................................................
            24,600   Amkor Technologies, Inc. (NON)                                                              447,966
.........................................................................................................................
             4,845   Analog Devices, Inc.                                                                        221,174
.........................................................................................................................
             5,240   Anixter International, Inc. (NON)                                                           135,611
.........................................................................................................................
             4,150   Ansys, Inc. (NON)                                                                           164,755
.........................................................................................................................
             1,800   Applied Materials, Inc. (NON)                                                                40,410
.........................................................................................................................
            29,600   Arris Group, Inc. (NON)                                                                     214,304
.........................................................................................................................
             9,705   Arrow Electronics, Inc. (NON)                                                               224,574
.........................................................................................................................
            54,000   Aspect Communications Corp. (NON)                                                           851,040
.........................................................................................................................
             4,340   Automatic Data Processing, Inc.                                                             171,907
.........................................................................................................................
            33,700   Avaya, Inc. (NON)                                                                           436,078
.........................................................................................................................
            10,258   Avid Technology, Inc. (NON)                                                                 492,384
.........................................................................................................................
             3,110   Avnet, Inc. (NON)                                                                            67,363
.........................................................................................................................
             5,000   BearingPoint, Inc. (NON)                                                                     50,450
.........................................................................................................................
            20,440   Benchmark Electronics, Inc. (NON)                                                           711,516
.........................................................................................................................
             8,890   BMC Software, Inc. (NON)                                                                    165,799
.........................................................................................................................
            20,562   Celestica, Inc. (Canada) (NON)                                                              311,295
.........................................................................................................................
            18,522   Celestica, Inc. (Canada) (NON)                                                              279,127
.........................................................................................................................
             6,870   Checkfree Corp. (NON)                                                                       189,956
.........................................................................................................................
            12,500   Checkpoint Systems, Inc. (NON)                                                              236,375
.........................................................................................................................
            93,310   Cisco Systems, Inc. (NON)                                                                 2,266,500
.........................................................................................................................
             5,680   Cognizant Technology Solutions Corp. (NON)                                                  259,235
.........................................................................................................................
             7,000   Cognos, Inc. (Canada) (NON)                                                                 214,605
.........................................................................................................................
           120,000   Compal Electronics, Inc. (Taiwan)                                                           164,553
.........................................................................................................................
            18,600   Compucom Systems, Inc. (NON)                                                                 97,464
.........................................................................................................................
            25,533   Computer Associates International, Inc.                                                     698,072
.........................................................................................................................
               840   Computer Sciences Corp. (NON)                                                                37,153
.........................................................................................................................
             7,000   Comtech Telecommunications (NON)                                                            202,090
.........................................................................................................................
            33,100   Conexant Systems, Inc. (NON)                                                                164,507
.........................................................................................................................
            14,927   Convergys Corp. (NON)                                                                       260,625
.........................................................................................................................
            10,200   CTS Corp.                                                                                   117,300
.........................................................................................................................
            14,400   Cypress Semiconductor Corp. (NON)                                                           307,584
.........................................................................................................................
             5,456   Dassault Systemes SA (France)                                                               248,801
.........................................................................................................................
            34,010   Dell, Inc. (NON)                                                                          1,154,980
.........................................................................................................................
            35,358   Digitas, Inc. (NON)                                                                         329,537
.........................................................................................................................
             6,545   Electronic Arts, Inc. (NON)                                                                 312,720
.........................................................................................................................
             2,391   Electronic Data Systems Corp.                                                                58,675
.........................................................................................................................
            11,442   EMC Corp. (NON)                                                                             147,831
.........................................................................................................................
             6,600   Fair, Isaac and Co., Inc.                                                                   324,456
.........................................................................................................................
             3,100   Fairchild Semiconductor Corp. Class A (NON)                                                  77,407
.........................................................................................................................
             7,100   FileNET Corp. (NON)                                                                         192,268
.........................................................................................................................
             7,785   Fiserv, Inc. (NON)                                                                          307,585
.........................................................................................................................
            14,660   Foundry Networks, Inc. (NON)                                                                401,098
.........................................................................................................................
             2,000   FUNAI Electric Co., Ltd. (Japan)                                                            274,594
.........................................................................................................................
                10   Gartner, Inc. Class A (NON)                                                                     113
.........................................................................................................................
             1,185   Harris Corp.                                                                                 44,971
.........................................................................................................................
           108,017   Hewlett-Packard Co.                                                                       2,481,150
.........................................................................................................................
             6,430   Hutchinson Technology, Inc. (NON)                                                           197,658
.........................................................................................................................
            12,686   IBM Corp.                                                                                 1,175,738
.........................................................................................................................
             4,900   Imagistics International, Inc. (NON)                                                        183,750
.........................................................................................................................
            19,100   Inet Technologies, Inc. (NON)                                                               229,200
.........................................................................................................................
             9,900   Insight Enterprises, Inc. (NON)                                                             186,120
.........................................................................................................................
               790   Integrated Circuit Systems, Inc. (NON)                                                       22,507
.........................................................................................................................
           107,583   Intel Corp. (SEG)                                                                         3,464,173
.........................................................................................................................
             3,500   Inter-Tel, Inc.                                                                              87,430
.........................................................................................................................
            24,630   Iomega Corp.                                                                                147,287
.........................................................................................................................
            11,500   j2 Global Communications, Inc. (NON)                                                        284,855
.........................................................................................................................
             6,835   Jabil Circuit, Inc. (NON)                                                                   193,431
.........................................................................................................................
               500   KLA-Tencor Corp. (NON)                                                                       29,335
.........................................................................................................................
               300   Konica Corp. (Japan)                                                                          4,035
.........................................................................................................................
            24,558   Koninklijke (Royal) Philips
                     Electronics NV (Netherlands)                                                                716,958
.........................................................................................................................
             3,640   Lam Research Corp. (NON)                                                                    117,572
.........................................................................................................................
            16,100   Lexar Media, Inc. (NON)                                                                     280,623
.........................................................................................................................
             6,470   Lexmark International, Inc. (NON)                                                           508,801
.........................................................................................................................
             2,765   Linear Technology Corp.                                                                     116,324
.........................................................................................................................
            10,700   Lionbridge Technologies (NON)                                                               102,827
.........................................................................................................................
            15,200   LSI Logic Corp. (NON)                                                                       134,824
.........................................................................................................................
             2,426   Maxim Integrated Products, Inc.                                                             120,815
.........................................................................................................................
               900   Mercury Interactive Corp. (NON)                                                              43,776
.........................................................................................................................
            10,200   Metrologic Instruments, Inc. (NON)                                                          275,400
.........................................................................................................................
               790   Microchip Technology, Inc.                                                                   26,354
.........................................................................................................................
             7,800   Microsemi Corp. (NON)                                                                       191,724
.........................................................................................................................
           136,221   Microsoft Corp. (SEG)                                                                     3,751,526
.........................................................................................................................
            13,300   Mobius Management Systems, Inc. (NON)                                                       168,245
.........................................................................................................................
            36,010   Motorola, Inc.                                                                              506,661
.........................................................................................................................
            16,670   MTS Systems Corp.                                                                           320,564
.........................................................................................................................
             4,500   Murata Manufacturing Co., Ltd. (Japan)                                                      243,186
.........................................................................................................................
             3,385   National Semiconductor Corp. (NON)                                                          133,403
.........................................................................................................................
             8,400   Netegrity, Inc. (NON)                                                                        86,604
.........................................................................................................................
             2,000   Nidec Corp. (Japan)                                                                         190,965
.........................................................................................................................
            28,641   Nokia OYJ (Finland)                                                                         495,194
.........................................................................................................................
            10,270   Nokia OYJ ADR (Finland)                                                                     174,590
.........................................................................................................................
            36,400   Novell, Inc. (NON)                                                                          382,928
.........................................................................................................................
            10,000   Olympus Corp. (Japan)                                                                       217,006
.........................................................................................................................
             6,000   Omnivision Technologies, Inc. (NON)                                                         331,500
.........................................................................................................................
            21,625   Oracle Corp. (NON)                                                                          285,450
.........................................................................................................................
            21,300   PalmOne, Inc. (NON)                                                                         250,275
.........................................................................................................................
             2,177   PalmSource, Inc. (NON)                                                                       47,437
.........................................................................................................................
             1,385   PerkinElmer, Inc.                                                                            23,642
.........................................................................................................................
                12   Photronics, Inc. (NON)                                                                          239
.........................................................................................................................
             9,310   Planar Systems, Inc. (NON)                                                                  226,419
.........................................................................................................................
            18,900   PLX Technology, Inc. (NON)                                                                  167,265
.........................................................................................................................
            17,250   PMC - Sierra, Inc. (NON)                                                                    347,588
.........................................................................................................................
            10,600   Pomeroy Computer Resources, Inc.                                                            156,244
.........................................................................................................................
            20,400   PTEK Holdings, Inc. (NON)                                                                   179,724
.........................................................................................................................
             8,000   QAD, Inc. (NON)                                                                              98,080
.........................................................................................................................
            15,725   QUALCOMM, Inc.                                                                              848,049
.........................................................................................................................
            32,461   RF Micro Devices, Inc. (NON)                                                                326,233
.........................................................................................................................
            17,900   Rofin-Sinar Technologies, Inc. (NON)                                                        618,624
.........................................................................................................................
            14,600   RSA Security, Inc. (NON)                                                                    207,320
.........................................................................................................................
            34,685   Sage Group (The) PLC (United Kingdom)                                                       109,123
.........................................................................................................................
             1,211   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                               458,573
.........................................................................................................................
             3,600   Samsung SDI Co., Ltd. (South Korea)                                                         424,685
.........................................................................................................................
            11,270   SanDisk Corp. (NON)                                                                         689,048
.........................................................................................................................
               684   SAP AG (Germany)                                                                            115,415
.........................................................................................................................
             3,160   Scientific-Atlanta, Inc.                                                                     86,268
.........................................................................................................................
            17,000   Sharp Corp. (Japan)                                                                         268,312
.........................................................................................................................
             5,540   Silicon Laboratories, Inc. (NON)                                                            239,439
.........................................................................................................................
            38,700   Sonus Networks, Inc. (NON)                                                                  292,572
.........................................................................................................................
             6,300   S&C Technologies, Inc.                                                                      176,085
.........................................................................................................................
             4,540   Storage Technology Corp. (NON)                                                              116,905
.........................................................................................................................
             1,435   SunGard Data Systems, Inc. (NON)                                                             39,764
.........................................................................................................................
            15,475   Symantec Corp. (NON)                                                                        536,209
.........................................................................................................................
            25,639   T-Online International AG (Germany) (NON)                                                   331,417
.........................................................................................................................
           121,200   Taiwan Semiconductor Manufacturing
                     Co., Ltd. (Taiwan) (NON)                                                                    226,960
.........................................................................................................................
             5,700   Take-Two Interactive Software, Inc. (NON)                                                   164,217
.........................................................................................................................
             3,500   TDK Corp. (Japan)                                                                           252,193
.........................................................................................................................
           230,865   Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden) (NON)                                                                      414,134
.........................................................................................................................
            16,140   Texas Instruments, Inc.                                                                     474,193
.........................................................................................................................
            16,300   Transaction Systems Architects, Inc. (NON)                                                  368,869
.........................................................................................................................
             4,100   Trimble Navigation, Ltd. (NON)                                                              152,684
.........................................................................................................................
             8,530   United Online, Inc. (NON)                                                                   143,219
.........................................................................................................................
            18,510   Unova, Inc. (NON)                                                                           424,805
.........................................................................................................................
             1,085   VERITAS Software Corp. (NON)                                                                 40,319
.........................................................................................................................
            16,728   WebEx Communications, Inc. (NON)                                                            336,233
.........................................................................................................................
            13,180   Western Digital Corp. (NON)                                                                 155,392
.........................................................................................................................
            55,635   Xerox Corp. (NON)                                                                           767,763
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,399,553
------------------------------------------------------------------------------------------------------------------------
Transportation (1.3%)
.........................................................................................................................
            17,933   Air France (France)                                                                         274,776
.........................................................................................................................
             3,400   Alaska Air Group, Inc. (NON)                                                                 92,786
.........................................................................................................................
            19,800   America West Holdings Corp. (NON)                                                           245,520
.........................................................................................................................
             2,915   Burlington Northern Santa Fe Corp.                                                           94,300
.........................................................................................................................
             4,226   Canadian National Railway Co. (Canada)                                                      268,214
.........................................................................................................................
             3,764   Canadian National Railway Co.
                     (Toronto Exchange) (Canada)                                                                 238,186
.........................................................................................................................
            25,600   Deutsche Lufthansa AG (Germany)                                                             427,765
.........................................................................................................................
               106   East Japan Railway Co. (Japan)                                                              499,627
.........................................................................................................................
            43,578   Exel PLC (United Kingdom)                                                                   576,096
.........................................................................................................................
            35,950   ExpressJet Holdings, Inc. (NON)                                                             539,250
.........................................................................................................................
            12,800   General Maritime Corp. (NON)                                                                225,280
.........................................................................................................................
             3,300   J. B. Hunt Transport Services, Inc. (NON)                                                    89,133
.........................................................................................................................
            30,000   Nippon Yusen Kabushiki Kaisha (Japan)                                                       135,804
.........................................................................................................................
            23,167   Southwest Airlines Co.                                                                      373,915
.........................................................................................................................
             9,287   TPG NV (Netherlands)                                                                        217,489
.........................................................................................................................
            16,696   Union Pacific Corp.                                                                       1,159,993
.........................................................................................................................
             6,285   United Parcel Service, Inc. Class B                                                         468,547
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,926,681
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (1.8%)
.........................................................................................................................
             3,100   AGL Resources, Inc.                                                                          90,210
.........................................................................................................................
            39,500   Allegheny Energy, Inc. (NON)                                                                504,020
.........................................................................................................................
            30,527   CenterPoint Energy, Inc.                                                                    295,807
.........................................................................................................................
             4,100   Cleco Corp.                                                                                  73,718
.........................................................................................................................
             4,589   Dominion Resources, Inc.                                                                    292,916
.........................................................................................................................
            13,550   DPL, Inc.                                                                                   282,924
.........................................................................................................................
            11,600   E.On AG (Germany)                                                                           759,672
.........................................................................................................................
            21,155   Edison International                                                                        463,929
.........................................................................................................................
            14,000   Energen Corp.                                                                               574,420
.........................................................................................................................
             7,276   Entergy Corp.                                                                               415,678
.........................................................................................................................
             7,965   Exelon Corp.                                                                                528,557
.........................................................................................................................
             2,759   FirstEnergy Corp.                                                                            97,117
.........................................................................................................................
            22,430   Iberdrola SA (Spain)                                                                        443,249
.........................................................................................................................
             7,450   Korea Electric Power Corp.
                     (South Korea)                                                                               133,862
.........................................................................................................................
             8,900   ONEOK, Inc.                                                                                 196,512
.........................................................................................................................
            20,843   PG&E Corp. (NON)                                                                            578,810
.........................................................................................................................
             3,400   PNM Resources, Inc.                                                                          95,540
.........................................................................................................................
             7,134   Progress Energy, Inc.                                                                       322,885
.........................................................................................................................
            18,700   Reliant Resources, Inc. (NON)                                                               137,632
.........................................................................................................................
            21,784   Scottish and Southern Energy PLC
                     (United Kingdom)                                                                            262,440
.........................................................................................................................
            33,308   Scottish Power PLC (United Kingdom)                                                         221,953
.........................................................................................................................
             3,200   South Jersey Industries, Inc.                                                               129,600
.........................................................................................................................
             9,200   Tokyo Electric Power Co. (Japan)                                                            201,792
.........................................................................................................................
            76,000   Tokyo Gas Co., Ltd. (Japan)                                                                 270,973
.........................................................................................................................
             5,000   UGI Corp.                                                                                   169,500
.........................................................................................................................
             7,480   UniSource Energy Corp.                                                                      184,457
.........................................................................................................................
             7,665   Veolia Environnement (France)                                                               205,893
.........................................................................................................................
             7,150   Westar Energy, Inc.                                                                         144,788
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,078,854
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $226,387,680)                                                                    $273,037,016
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (13.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (0.9%)
.........................................................................................................................
            $6,000   Abitibi-Consolidated Finance LP
                     company guaranty 7 7/8s, 2009                                                                $6,474
.........................................................................................................................
            70,000   Abitibi-Consolidated, Inc. bonds
                     8.55s, 2010 (Canada)                                                                         77,952
.........................................................................................................................
            25,000   Acetex Corp. sr. notes 10 7/8s, 2009
                     (Canada)                                                                                     27,750
.........................................................................................................................
            90,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                 78,975
.........................................................................................................................
           125,000   Alcoa, Inc. notes 6 1/2s, 2011                                                              141,291
.........................................................................................................................
            45,000   Appleton Papers, Inc. company
                     guaranty Ser. B, 12 1/2s, 2008                                                               50,850
.........................................................................................................................
            25,000   Avery Dennison Corp. notes 4 7/8s, 2013                                                      24,865
.........................................................................................................................
            75,000   Better Minerals & Aggregates Co.
                     company guaranty 13s, 2009                                                                   43,500
.........................................................................................................................
           165,000   Chevron Phillips Chemical Co., LLC
                     notes 5 3/8s, 2007                                                                          174,857
.........................................................................................................................
            85,000   Compass Minerals Group, Inc. company
                     guaranty 10s, 2011                                                                           95,200
.........................................................................................................................
            75,000   Dow Chemical Co. (The) debs.
                     8.55s, 2009                                                                                  89,975
.........................................................................................................................
            80,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                                 85,333
.........................................................................................................................
            35,000   Eastman Chemical Co. notes 3 1/4s, 2008                                                      33,564
.........................................................................................................................
           177,000   Equistar Chemicals LP/Equistar
                     Funding Corp. company guaranty
                     10 1/8s, 2008                                                                               194,700
.........................................................................................................................
            55,000   Falconbridge, Ltd. bonds 5 3/8s, 2015
                     (Canada)                                                                                     53,589
.........................................................................................................................
           105,000   Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                    104,738
.........................................................................................................................
           125,000   Georgia-Pacific Corp. company
                     guaranty 8 7/8s, 2010                                                                       142,500
.........................................................................................................................
           200,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                               239,500
.........................................................................................................................
           120,000   Huntsman ICI Chemicals, Inc. company
                     guaranty 10 1/8s, 2009                                                                      124,200
.........................................................................................................................
            70,000   Huntsman LLC 144A sec. notes
                     11 5/8s, 2010                                                                                71,400
.........................................................................................................................
            20,000   ICI Wilmington Inc. company guaranty
                     5 5/8s, 2013                                                                                 20,170
.........................................................................................................................
            50,000   ICI Wilmington Inc. company guaranty
                     4 3/8s, 2008                                                                                 49,988
.........................................................................................................................
            65,000   IMC Global, Inc. company guaranty
                     Ser. B, 10 7/8s, 2008                                                                        71,500
.........................................................................................................................
           223,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                       250,318
.........................................................................................................................
           100,000   Louisiana-Pacific Corp. sr. notes
                     8 7/8s, 2010                                                                                118,000
.........................................................................................................................
            95,000   Louisiana-Pacific Corp. sr. sub. notes
                     10 7/8s, 2008                                                                               113,050
.........................................................................................................................
           240,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                                254,400
.........................................................................................................................
           115,000   MDP Acquisitions PLC sr. notes
                     9 5/8s, 2012 (Ireland)                                                                      128,800
.........................................................................................................................
           300,000   Millennium America, Inc. company
                     guaranty 7s, 2006                                                                           307,500
.........................................................................................................................
            40,000   Monsanto Co. sr. notes 7 3/8s, 2012                                                          45,645
.........................................................................................................................
            55,000   Norske Skog Canada, Ltd. company
                     guaranty Ser. D, 8 5/8s, 2011 (Canada)                                                       57,750
.........................................................................................................................
            20,000   Noveon International company guaranty
                     Ser. B, 11s, 2011                                                                            23,200
.........................................................................................................................
            20,000   Packaging Corp. of America notes
                     5 3/4s, 2013                                                                                 20,179
.........................................................................................................................
            80,000   PCI Chemicals Canada sec. sr. notes
                     10s, 2008 (Canada)                                                                           72,400
.........................................................................................................................
            60,000   Potlatch Corp. company guaranty
                     10s, 2011                                                                                    66,900
.........................................................................................................................
            95,000   Potlatch Corp. dep. notes FRB
                     12 1/2s, 2009                                                                               114,000
.........................................................................................................................
            20,000   Praxair, Inc. notes 6 3/8s, 2012                                                             22,253
.........................................................................................................................
            45,000   Smurfit Capital Funding PLC notes
                     6 3/4s, 2005 (Ireland)                                                                       46,575
.........................................................................................................................
            65,000   Steel Dynamics, Inc. company guaranty
                     9 1/2s, 2009                                                                                 72,475
.........................................................................................................................
           145,000   Stone Container Corp. sr. notes
                     9 3/4s, 2011                                                                                160,225
.........................................................................................................................
            30,000   Texas Petrochemical Corp. sr. sub.
                     notes Ser. B, 11 1/8s, 2006 (In default) (NON)                                                9,600
.........................................................................................................................
            55,000   Ucar Finance, Inc. company guaranty
                     10 1/4s, 2012                                                                                63,250
.........................................................................................................................
            30,000   United States Steel Corp. sr. notes
                     9 3/4s, 2010                                                                                 33,750
.........................................................................................................................
            15,000   WMC Finance USA company guaranty
                     6 1/4s, 2033 (Australia)                                                                     14,935
.........................................................................................................................
            25,000   WMC Finance USA company guaranty
                     5 1/8s, 2013 (Australia)                                                                     24,637
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,022,713
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.8%)
.........................................................................................................................
            45,000   AEP Industries, Inc. sr. sub. notes
                     9 7/8s, 2007                                                                                 45,225
.........................................................................................................................
            60,000   AGCO Corp. company guaranty
                     9 1/2s, 2008                                                                                 65,550
.........................................................................................................................
            96,410   Air2 US 144A sinking fund Ser. D,
                     12.266s, 2020 (In default) (NON)                                                              2,892
.........................................................................................................................
           165,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s, 2008                                                       183,150
.........................................................................................................................
           185,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 7 5/8s, 2006                                                       194,713
.........................................................................................................................
           105,000   Allied Waste North America, Inc. sr.
                     notes 7 7/8s, 2013                                                                          113,663
.........................................................................................................................
           100,000   Argo-Tech Corp. company guaranty
                     8 5/8s, 2007                                                                                 97,500
.........................................................................................................................
            30,000   BAE Systems Holdings Inc. 144A notes
                     6.4s, 2011                                                                                   32,248
.........................................................................................................................
           105,000   Ball Corp. company guaranty 6 7/8s, 2012                                                    109,725
.........................................................................................................................
           125,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8s, 2008                                                                            117,188
.........................................................................................................................
           120,000   Blount, Inc. company guaranty 13s, 2009                                                     129,300
.........................................................................................................................
             5,000   Blount, Inc. company guaranty 7s, 2005                                                        5,025
.........................................................................................................................
            10,000   Boeing Capital Corp. sr. notes
                     7 3/8s, 2010                                                                                 11,495
.........................................................................................................................
            55,000   Boeing Co. (The) bonds 6 1/8s, 2033                                                          55,317
.........................................................................................................................
             5,000   Briggs & Stratton company guaranty
                     8 7/8s, 2011                                                                                  5,875
.........................................................................................................................
           130,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                            125,450
.........................................................................................................................
            10,000   Bunge Ltd. Finance Corp. company
                     guaranty 7.8s, 2012                                                                          11,551
.........................................................................................................................
            20,000   Bunge Ltd. Finance Corp. notes
                     5 7/8s, 2013                                                                                 20,242
.........................................................................................................................
            40,000   Bunge Ltd. Finance Corp. 144A notes
                     4 3/8s, 2008                                                                                 40,255
.........................................................................................................................
            95,000   Crown Holdings SA notes 10 7/8s, 2013
                     (France)                                                                                    111,744
.........................................................................................................................
           140,000   Crown Holdings SA notes 9 1/2s, 2011
                     (France)                                                                                    158,550
.........................................................................................................................
            35,000   Earle M. Jorgensen Co. sec. notes
                     9 3/4s, 2012                                                                                 39,025
.........................................................................................................................
            80,000   FIMEP SA sr. notes 10 1/2s, 2013
                     (France)                                                                                     94,400
.........................................................................................................................
            59,000   Flowserve Corp. company guaranty
                     12 1/4s, 2010                                                                                68,440
.........................................................................................................................
            40,000   Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                     41,900
.........................................................................................................................
            70,000   John Deere Capital Corp. sr. notes
                     Ser. D, 3 1/8s, 2005                                                                         71,231
.........................................................................................................................
            75,000   Kennametal, Inc. sr. notes 7.2s, 2012                                                        79,549
.........................................................................................................................
           116,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       125,715
.........................................................................................................................
            10,000   Legrand SA debs. 8 1/2s, 2025 (France)                                                       10,563
.........................................................................................................................
            90,000   Litton Industries, Inc. sr. notes 8s, 2009                                                  106,945
.........................................................................................................................
            90,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                                117,934
.........................................................................................................................
            65,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 1/2s, 2012                                                                       73,450
.........................................................................................................................
           356,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                388,930
.........................................................................................................................
            15,000   Owens-Brockway Glass sr. sec. notes
                     8 3/4s, 2012                                                                                 16,706
.........................................................................................................................
            50,000   Raytheon Co. notes 8.3s, 2010                                                                59,995
.........................................................................................................................
           105,000   Raytheon Co. notes 6 3/4s, 2007                                                             116,332
.........................................................................................................................
            40,000   Raytheon Co. notes 4.85s, 2011                                                               40,319
.........................................................................................................................
            35,000   Sealed Air Corp. 144A bonds
                     6 7/8s, 2033                                                                                 37,047
.........................................................................................................................
            45,000   Sealed Air Corp. 144A notes
                     5 5/8s, 2013                                                                                 46,048
.........................................................................................................................
           150,000   Sequa Corp. sr. notes Ser. B,
                     8 7/8s, 2008                                                                                162,750
.........................................................................................................................
           115,000   Siebe PLC 144A notes 7 1/8s, 2007
                     (United Kingdom)                                                                            113,275
.........................................................................................................................
            70,000   Tekni-Plex, Inc. company guaranty
                     Ser. B, 12 3/4s, 2010                                                                        76,650
.........................................................................................................................
            50,000   Trimas Corp. company guaranty
                     9 7/8s, 2012                                                                                 52,125
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,575,987
------------------------------------------------------------------------------------------------------------------------
Communication Services (1.3%)
.........................................................................................................................
           120,000   ACC Escrow Corp. 144A sr. notes
                     10s, 2011                                                                                   133,800
.........................................................................................................................
            29,000   Alamosa Delaware, Inc. company
                     guaranty 11s, 2010                                                                           31,610
.........................................................................................................................
           115,000   American Tower Corp. sr. notes
                     9 3/8s, 2009                                                                                122,475
.........................................................................................................................
            95,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                       104,732
.........................................................................................................................
            40,000   AT&T Corp. sr. notes 8 3/4s, 2031                                                            46,743
.........................................................................................................................
           105,000   AT&T Corp. sr. notes 8.05s, 2011                                                            120,853
.........................................................................................................................
            40,000   AT&T Wireless Services, Inc. sr.
                     notes 8 3/4s, 2031                                                                           49,353
.........................................................................................................................
           100,000   AT&T Wireless Services, Inc. sr.
                     notes 7 7/8s, 2011                                                                          115,715
.........................................................................................................................
           240,000   Bell Atlantic Financial Services
                     notes Ser. A, 7.6s, 2007                                                                    271,785
.........................................................................................................................
            60,000   Bellsouth Capital Funding notes
                     7 3/4s, 2010                                                                                 70,900
.........................................................................................................................
            80,000   British Telecommunications PLC bonds
                     8 7/8s, 2030 (United Kingdom)                                                               104,608
.........................................................................................................................
           205,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                               249,455
.........................................................................................................................
            50,000   Cellular Operating Co., LLC sr. sub.
                     notes 10 3/4s, 2008                                                                          52,750
.........................................................................................................................
            70,000   Centennial Cellular Operating Co.
                     company guaranty 10 1/8s, 2013                                                               76,825
.........................................................................................................................
           110,000   Cincinnati Bell, Inc. 144A company
                     guaranty 7 1/4s, 2013                                                                       115,500
.........................................................................................................................
           260,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                                278,891
.........................................................................................................................
            35,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                 41,379
.........................................................................................................................
           100,000   Crown Castle International Corp. sr.
                     notes 9 3/8s, 2011                                                                          111,000
.........................................................................................................................
           110,000   Deutsche Telekom International
                     Finance BV bonds 8 1/2s, 2010
                     (Netherlands)                                                                               133,003
.........................................................................................................................
           195,000   Deutsche Telekom International Finance
                     BV company guaranty 8 3/4s, 2030
                     (Netherlands)                                                                               246,162
.........................................................................................................................
            85,000   Dobson Communications Corp. sr. notes
                     10 7/8s, 2010                                                                                92,438
.........................................................................................................................
            85,000   Eircom Funding notes 8 1/4s, 2013
                     (Ireland)                                                                                    94,138
.........................................................................................................................
            60,000   France Telecom notes 10s, 2031 (France)                                                      79,721
.........................................................................................................................
            85,000   France Telecom notes 7 3/4s, 2011
                     (France)                                                                                    102,092
.........................................................................................................................
            45,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                             57,047
.........................................................................................................................
            20,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8s, 2010 (Netherlands)                                                                 23,925
.........................................................................................................................
           125,000   Level 3 Communications, Inc. sr.
                     notes 9 1/8s, 2008                                                                          113,750
.........................................................................................................................
            85,000   New England Telephone & Telegraph Co.
                     debs. 7 7/8s, 2029                                                                          101,610
.........................................................................................................................
           325,000   Nextel Communications, Inc. sr. notes
                     9 1/2s, 2011                                                                                368,063
.........................................................................................................................
            96,000   Nextel Partners, Inc. sr. notes
                     12 1/2s, 2009                                                                               111,840
.........................................................................................................................
            55,000   PanAmSat Corp. company guaranty
                     8 1/2s, 2012                                                                                 61,050
.........................................................................................................................
           230,000   Qwest Corp. 144A notes 8 7/8s, 2012                                                         263,925
.........................................................................................................................
           110,000   Rogers Cantel, Ltd. sr. sub. notes
                     8.8s, 2007 (Canada)                                                                         113,025
.........................................................................................................................
            60,000   Sprint Capital Corp. company guaranty
                     8 3/4s, 2032                                                                                 70,883
.........................................................................................................................
            85,000   Sprint Capital Corp. company guaranty
                     7 5/8s, 2011                                                                                 95,280
.........................................................................................................................
           150,000   Sprint Capital Corp. company guaranty
                     6 7/8s, 2028                                                                                146,375
.........................................................................................................................
            35,000   Sprint Capital Corp. company guaranty
                     6 1/8s, 2008                                                                                 37,306
.........................................................................................................................
            70,000   Telecom Italia Capital 144A company
                     guaranty 4s, 2008 (Luxembourg)                                                               70,443
.........................................................................................................................
           110,000   Telecom Italia Capital 144A company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                          110,620
.........................................................................................................................
            50,000   Telecom Italia Capital 144A company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                           50,033
.........................................................................................................................
            35,000   Telecorp PCS, Inc. company guaranty
                     stepped-coupon zero % (11 5/8s,
                     4/15/04), 2009 (STP)                                                                         36,664
.........................................................................................................................
            90,000   Telefonica Europe BV company guaranty
                     7 3/4s, 2010 (Netherlands)                                                                  106,851
.........................................................................................................................
           255,000   Telus Corp. notes 8s, 2011 (Canada)                                                         298,168
.........................................................................................................................
            95,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     106,319
.........................................................................................................................
           100,000   Triton PCS, Inc. company guaranty
                     9 3/8s, 2011                                                                                101,500
.........................................................................................................................
            35,000   United States Cellular Corp. notes
                     6.7s, 2033                                                                                   34,989
.........................................................................................................................
            60,000   Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                                 69,083
.........................................................................................................................
            45,000   Verizon New England Inc. sr. notes
                     6 1/2s, 2011                                                                                 49,585
.........................................................................................................................
            90,000   Verizon Pennsylvania Inc. debs.
                     8.35s, 2030                                                                                 112,268
.........................................................................................................................
            25,000   Verizon Wireless, Inc. notes 5 3/8s, 2006                                                    26,658
.........................................................................................................................
            85,000   Vodafone Group PLC notes 7 7/8s, 2030
                     (United Kingdom)                                                                            104,418
.........................................................................................................................
            65,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                             69,295
.........................................................................................................................
           115,000   Western Wireless Corp. sr. notes
                     9 1/4s, 2013                                                                                121,325
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,878,226
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.2%)
.........................................................................................................................
           135,000   Textron Financial Corp. notes 6s, 2009                                                      148,143
.........................................................................................................................
            55,000   Tyco International Group SA company
                     guaranty 7s, 2028 (Luxembourg)                                                               57,131
.........................................................................................................................
           440,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          480,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 685,974
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.9%)
.........................................................................................................................
            19,000   Affinity Group Holdings sr. notes
                     11s, 2007                                                                                    19,570
.........................................................................................................................
            50,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                                52,875
.........................................................................................................................
            55,000   American Standard Cos., Inc. company
                     guaranty 7 5/8s, 2010                                                                        62,425
.........................................................................................................................
            35,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                       40,250
.........................................................................................................................
            55,000   Argosy Gaming Co. company guaranty
                     10 3/4s, 2009                                                                                59,469
.........................................................................................................................
            92,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                    105,570
.........................................................................................................................
            67,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                        73,700
.........................................................................................................................
            75,000   Boyd Gaming Corp. sr. sub. notes
                     7 3/4s, 2012                                                                                 80,250
.........................................................................................................................
            30,000   CanWest Media, Inc. sr. sub. notes
                     10 5/8s, 2011 (Canada)                                                                       34,200
.........................................................................................................................
           110,000   Cendant Corp. notes 6 1/4s, 2010                                                            119,619
.........................................................................................................................
            80,000   Coinmach Corp. sr. notes 9s, 2010                                                            86,800
.........................................................................................................................
           115,000   Collins & Aikman Products company
                     guaranty 10 3/4s, 2011                                                                      112,988
.........................................................................................................................
            75,000   D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                     84,750
.........................................................................................................................
           210,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                    210,000
.........................................................................................................................
           160,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 8s, 2010                                                                   183,237
.........................................................................................................................
            75,000   DaimlerChrysler NA Holding Corp.
                     company guaranty Ser. D, 3.4s, 2004                                                          76,033
.........................................................................................................................
           170,000   Dana Corp. notes 9s, 2011                                                                   204,850
.........................................................................................................................
            80,000   Dayton Superior Corp. 144A sec. notes
                     10 3/4s, 2008                                                                                82,000
.........................................................................................................................
            30,000   Deluxe Corp. notes 5s, 2012                                                                  30,459
.........................................................................................................................
            40,000   Dillards, Inc. notes 6.43s, 2004                                                             40,500
.........................................................................................................................
            95,000   Dura Operating Corp. company guaranty
                     Ser. D, 9s, 2009                                                                             95,000
.........................................................................................................................
            60,000   Federated Department Stores, Inc.
                     sr. notes 8 1/2s, 2010                                                                       73,567
.........................................................................................................................
            95,000   FelCor Lodging LP company guaranty
                     9 1/2s, 2008 (R)                                                                            102,600
.........................................................................................................................
            85,000   Ford Motor Co. debs. 9.98s, 2047                                                            104,316
.........................................................................................................................
            55,000   Ford Motor Co. notes 7.45s, 2031                                                             55,579
.........................................................................................................................
           110,000   Ford Motor Credit Corp. notes
                     7 7/8s, 2010                                                                                122,910
.........................................................................................................................
            95,000   Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                                101,187
.........................................................................................................................
           147,000   Gap, Inc. (The) notes 6.9s, 2007                                                            162,251
.........................................................................................................................
            70,000   General Motors Acceptance Corp. bonds
                     8s, 2031                                                                                     78,608
.........................................................................................................................
            25,000   General Motors Acceptance Corp. notes
                     6 1/8s, 2006                                                                                 26,756
.........................................................................................................................
            68,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                           59,330
.........................................................................................................................
            30,000   GTECH Holdings Corp. 144A notes
                     4 3/4s, 2010                                                                                 30,325
.........................................................................................................................
            90,000   Herbst Gaming, Inc. sec. notes
                     Ser. B, 10 3/4s, 2008                                                                       101,700
.........................................................................................................................
            55,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                       63,388
.........................................................................................................................
           255,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                      286,238
.........................................................................................................................
           185,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                        192,400
.........................................................................................................................
            65,726   Hollinger Participation Trust 144A
                     sr. notes 12 1/8s, 2010 (Canada) (PIK)                                                       78,543
.........................................................................................................................
            60,000   Hollywood Park, Inc. company guaranty
                     Ser. B, 9 1/4s, 2007                                                                         62,100
.........................................................................................................................
            85,000   Horseshoe Gaming Holdings company
                     guaranty 8 5/8s, 2009                                                                        89,888
.........................................................................................................................
            95,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                      105,450
.........................................................................................................................
           110,000   International Game Technology sr.
                     notes 8 3/8s, 2009                                                                          131,676
.........................................................................................................................
            25,000   JC Penney Co., Inc. debs. 7.95s, 2017                                                        28,406
.........................................................................................................................
           105,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                       115,106
.........................................................................................................................
             5,000   JC Penney Co., Inc. debs. 7 1/8s, 2023                                                        5,306
.........................................................................................................................
           145,000   JC Penney Co., Inc. notes 8s, 2010                                                          166,206
.........................................................................................................................
           130,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III
                     1st mtge. Ser. B, 8 7/8s, 2012                                                              142,025
.........................................................................................................................
            35,000   Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                                   39,769
.........................................................................................................................
           209,000   K. Hovnanian Enterprises, Inc. sr.
                     notes 6 1/2s, 2014                                                                          208,216
.........................................................................................................................
            55,000   KB Home sr. sub. notes 9 1/2s, 2011                                                          61,325
.........................................................................................................................
           220,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                 258,775
.........................................................................................................................
            25,000   Lear Corp. company guaranty Ser. B,
                     7.96s, 2005                                                                                  26,750
.........................................................................................................................
EUR         40,000   Lear Corp. sr. notes 8 1/8s, 2008                                                            56,750
.........................................................................................................................
           $70,000   Levi Strauss & Co. sr. notes 12 1/4s, 2012                                                   45,500
.........................................................................................................................
            85,000   Mandalay Resort Group sr. sub. notes
                     Ser. B, 10 1/4s, 2007                                                                        98,175
.........................................................................................................................
            95,000   MGM Mirage, Inc. company guaranty
                     8 1/2s, 2010                                                                                109,013
.........................................................................................................................
           195,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                220,838
.........................................................................................................................
           160,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 6 3/8s, 2009                                                                     165,200
.........................................................................................................................
            80,000   Owens Corning notes 7 1/2s, 2005
                     (In default) (NON)                                                                           34,800
.........................................................................................................................
            90,000   Park Place Entertainment Corp. sr.
                     sub. notes 9 3/8s, 2007                                                                     101,925
.........................................................................................................................
           120,000   Park Place Entertainment Corp. sr.
                     sub. notes 8 7/8s, 2008                                                                     135,900
.........................................................................................................................
           100,000   Park Place Entertainment Corp. sr.
                     sub. notes 7 7/8s, 2005                                                                     107,125
.........................................................................................................................
           110,000   Penn National Gaming, Inc. sr. sub.
                     notes 8 7/8s, 2010                                                                          119,350
.........................................................................................................................
           130,000   PRIMEDIA, Inc. company guaranty
                     8 7/8s, 2011                                                                                137,150
.........................................................................................................................
            85,000   PRIMEDIA, Inc. company guaranty
                     7 5/8s, 2008                                                                                 85,850
.........................................................................................................................
            95,000   Pulte Homes, Inc. company guaranty
                     7 7/8s, 2011                                                                                111,970
.........................................................................................................................
           125,000   RH Donnelley Finance Corp. I 144A sr.
                     notes 8 7/8s, 2010                                                                          140,625
.........................................................................................................................
            30,000   Russell Corp. company guaranty
                     9 1/4s, 2010                                                                                 31,050
.........................................................................................................................
            40,000   Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                    45,500
.........................................................................................................................
           105,000   Ryland Group, Inc. sr. notes 5 3/8s, 2008                                                   108,150
.........................................................................................................................
           100,000   Saks, Inc. company guaranty 7 1/2s, 2010                                                    108,500
.........................................................................................................................
            47,000   Saks, Inc. 144A company guaranty
                     7s, 2013                                                                                     48,175
.........................................................................................................................
           135,000   Samsonite Corp. sr. sub. notes
                     10 3/4s, 2008                                                                               139,725
.........................................................................................................................
            90,000   Sealy Mattress Co. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                         93,375
.........................................................................................................................
            50,000   Sears Roebuck Acceptance FRN
                     Ser. MTN, 3.18s, 2004                                                                        50,291
.........................................................................................................................
            50,000   Sears Roebuck Acceptance FRN
                     Ser. MTN, 3.07s, 2004                                                                        50,495
.........................................................................................................................
            70,000   SPX Corp. sr. notes 6 1/4s, 2011                                                             71,925
.........................................................................................................................
            90,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 7/8s, 2012                                                          101,250
.........................................................................................................................
            51,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 3/8s, 2007                                                           55,080
.........................................................................................................................
            95,000   Station Casinos, Inc. sr. notes
                     8 3/8s, 2008                                                                                101,888
.........................................................................................................................
           155,000   Tenneco Automotive, Inc. sec. notes
                     Ser. B, 10 1/4s, 2013                                                                       176,313
.........................................................................................................................
            80,000   Trump Atlantic City Associates
                     company guaranty 11 1/4s, 2006                                                               61,000
.........................................................................................................................
            90,000   Trump Casino Holdings, LLC company
                     guaranty 11 5/8s, 2010                                                                       86,175
.........................................................................................................................
           130,000   TRW Automotive Inc. sr. notes
                     9 3/8s, 2013                                                                                148,525
.........................................................................................................................
            55,000   United Auto Group, Inc. company
                     guaranty 9 5/8s, 2012                                                                        61,600
.........................................................................................................................
           105,000   Venetian Casino Resort, LLC company
                     guaranty 11s, 2010                                                                          121,800
.........................................................................................................................
           135,000   Vertis, Inc. company guaranty Ser. B,
                     10 7/8s, 2009                                                                               143,775
.........................................................................................................................
            65,000   Von Hoffman Press, Inc. company
                     guaranty 10 1/4s, 2009                                                                       68,900
.........................................................................................................................
           105,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      118,388
.........................................................................................................................
            33,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s, 2011                                                       37,868
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,635,160
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (1.8%)
.........................................................................................................................
           240,000   Adelphia Communications Corp. sr.
                     notes 10 7/8s, 2010 (In default) (NON)                                                      224,400
.........................................................................................................................
            80,000   Albertsons, Inc. sr. notes 7 1/2s, 2011                                                      91,708
.........................................................................................................................
           115,000   AMC Entertainment, Inc. sr. sub.
                     notes 9 1/2s, 2009                                                                          118,450
.........................................................................................................................
            60,000   Armkel, LLC/Armkel Finance sr. sub.
                     notes 9 1/2s, 2009                                                                           65,850
.........................................................................................................................
           242,000   AT&T Broadband Corp. company guaranty
                     8 3/8s, 2013                                                                                296,099
.........................................................................................................................
           150,000   British Sky Broadcasting PLC company
                     guaranty 6 7/8s, 2009 (United Kingdom)                                                      168,374
.........................................................................................................................
            85,000   Cadbury Schweppes US Finance LLC
                     144A notes 3 7/8s, 2008                                                                      84,614
.........................................................................................................................
            90,000   Campbell Soup Co. notes 6 3/4s, 2011                                                        102,816
.........................................................................................................................
            90,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           104,175
.........................................................................................................................
            85,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 11 1/8s, 2011                                                    77,988
.........................................................................................................................
           295,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 8 5/8s, 2009                                                    257,388
.........................................................................................................................
            65,000   Cinemark USA, Inc. sr. sub. notes
                     Ser. B, 8 1/2s, 2008                                                                         67,925
.........................................................................................................................
            95,000   Comcast Corp. company guaranty
                      7.05s, 2033                                                                                103,342
.........................................................................................................................
            30,000   Comcast Corp. company guaranty
                     5.85s, 2010                                                                                  32,110
.........................................................................................................................
            85,000   ConAgra, Inc. notes 7 7/8s, 2010                                                            101,419
.........................................................................................................................
            90,000   ConAgra, Inc. notes 6s, 2006                                                                 97,280
.........................................................................................................................
            65,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                    73,125
.........................................................................................................................
            70,000   Cox Communications, Inc. notes
                     7 3/4s, 2010                                                                                 83,388
.........................................................................................................................
            35,000   Cox Enterprises, Inc. 144A notes 8s, 2007                                                    40,053
.........................................................................................................................
           255,000   CSC Holdings, Inc. debs. Ser. B,
                     8 1/8s, 2009                                                                                274,125
.........................................................................................................................
            48,343   CVS Corp. 144A pass-through
                     certificates 6.117s, 2013                                                                    52,921
.........................................................................................................................
           105,000   Dean Foods Co. sr. notes 8.15s, 2007                                                        116,025
.........................................................................................................................
            95,000   Del Monte Corp. company guaranty
                     Ser. B, 9 1/4s, 2011                                                                        104,975
.........................................................................................................................
           100,000   Delhaize America, Inc. company
                     guaranty 8 1/8s, 2011                                                                       115,000
.........................................................................................................................
           100,000   Diageo PLC company guaranty 8s, 2022
                     (United Kingdom)                                                                            123,575
.........................................................................................................................
           110,000   DirecTV Holdings, LLC sr. notes
                     8 3/8s, 2013                                                                                127,600
.........................................................................................................................
            95,000   Doane Pet Care Co. sr. sub. debs.
                     9 3/4s, 2007                                                                                 85,025
.........................................................................................................................
            55,000   Dole Food Co. sr. notes 8 5/8s, 2009                                                         60,363
.........................................................................................................................
           251,000   Echostar DBS Corp. sr. notes 9 1/8s, 2009                                                   280,806
.........................................................................................................................
            55,000   Fred Meyer, Inc. Holding Co. company
                     guaranty 7.45s, 2008                                                                         62,641
.........................................................................................................................
            60,000   Granite Broadcasting Corp. sr. sub.
                     notes 9 3/8s, 2005                                                                           60,000
.........................................................................................................................
           100,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       113,477
.........................................................................................................................
            50,000   Insight Midwest LP/Insight Capital,
                     Inc. sr. notes 10 1/2s, 2010                                                                 54,375
.........................................................................................................................
            75,000   Johnson (SC) & Son, Inc. 144A bonds
                     5 3/4s, 2033                                                                                 72,429
.........................................................................................................................
           225,000   Kraft Foods, Inc. notes 5 5/8s, 2011                                                        237,070
.........................................................................................................................
             5,000   Kraft Foods, Inc. notes 4 5/8s, 2006                                                          5,218
.........................................................................................................................
           145,000   Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                                   127,600
.........................................................................................................................
            70,000   Liberty Media Corp. debs. 8 1/2s, 2029                                                       84,792
.........................................................................................................................
            60,000   Miller Brewing Co. 144A notes
                     5 1/2s, 2013                                                                                 61,162
.........................................................................................................................
            55,000   Miller Brewing Co. 144A notes
                     4 1/4s, 2008                                                                                 55,733
.........................................................................................................................
           100,000   News America Holdings, Inc. company
                     guaranty 9 1/4s, 2013                                                                       129,000
.........................................................................................................................
           135,000   News America Holdings, Inc. debs.
                     7.7s, 2025                                                                                  157,237
.........................................................................................................................
            25,000   News America, Inc. company guaranty
                     4 3/4s, 2010                                                                                 25,570
.........................................................................................................................
            80,000   Pegasus Satellite sr. notes 12 3/8s, 2006                                                    75,300
.........................................................................................................................
            40,000   PepsiAmericas, Inc. notes Ser. MTN,
                     3 7/8s, 2007                                                                                 40,559
.........................................................................................................................
            35,000   Philip Morris Cos., Inc. debs. 7 3/4s, 2027                                                  37,764
.........................................................................................................................
           105,000   Playtex Products, Inc. company
                     guaranty 9 3/8s, 2011                                                                       106,050
.........................................................................................................................
            45,000   Premier International Foods PLC sr.
                     notes 12s, 2009 (United Kingdom)                                                             49,275
.........................................................................................................................
            35,000   Premium Standard Farms, Inc. sr.
                     notes 9 1/4s, 2011                                                                           35,350
.........................................................................................................................
           110,000   Quebecor Media, Inc. sr. notes
                     11 1/8s, 2011 (Canada)                                                                      127,325
.........................................................................................................................
            80,000   Regal Cinemas, Inc. company guaranty
                     Ser. B, 9 3/8s, 2012                                                                         90,400
.........................................................................................................................
            70,000   Remington Arms Co., Inc. company
                     guaranty 10 1/2s, 2011                                                                       74,550
.........................................................................................................................
            55,000   Revlon Consumer Products sr. notes
                     9s, 2006                                                                                     36,025
.........................................................................................................................
           150,000   Rite Aid Corp. sr. notes 9 1/4s, 2013                                                       164,625
.........................................................................................................................
            20,000   Rite Aid Corp. 144A notes 6 1/8s, 2008                                                       19,100
.........................................................................................................................
            70,000   Rogers Cable Inc. sec. notes 6 1/4s,
                     2013 (Canada)                                                                                70,525
.........................................................................................................................
            70,000   Royal Caribbean Cruises, Ltd. sr.
                     notes 8 3/4s, 2011 (Liberia)                                                                 79,100
.........................................................................................................................
            25,000   Sbarro, Inc. company guaranty 11s, 2009                                                      19,750
.........................................................................................................................
            85,000   Sinclair Broadcast Group, Inc.
                     company guaranty 8s, 2012                                                                    91,800
.........................................................................................................................
           180,000   Six Flags, Inc. sr. notes 8 7/8s, 2010                                                      184,500
.........................................................................................................................
            30,000   TCI Communications, Inc. debs.
                     7 7/8s, 2013                                                                                 35,511
.........................................................................................................................
           100,000   TeleWest Communications PLC debs. 11s,
                     2007 (United Kingdom) (In default) (NON)                                                     65,000
.........................................................................................................................
           115,000   Time Warner, Inc. debs. 9.15s, 2023                                                         148,752
.........................................................................................................................
           210,000   Time Warner, Inc. debs. 9 1/8s, 2013                                                        266,800
.........................................................................................................................
            30,000   Time Warner, Inc. bonds 7 5/8s, 2031                                                         34,613
.........................................................................................................................
            95,000   Time Warner, Inc. notes 5 5/8s, 2005                                                         99,445
.........................................................................................................................
            95,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                        110,159
.........................................................................................................................
            55,000   Tyson Foods, Inc. notes 7 1/4s, 2006                                                         60,271
.........................................................................................................................
            30,000   Tyson Foods, Inc. notes 7s, 2018                                                             31,210
.........................................................................................................................
            80,000   Tyson Foods, Inc. notes 6 5/8s, 2004                                                         82,203
.........................................................................................................................
            58,000   United Rentals (North America), Inc.
                     company guaranty Ser. B, 10 3/4s, 2008                                                       65,250
.........................................................................................................................
            40,000   Viacom, Inc. company guaranty 7.7s, 2010                                                     47,808
.........................................................................................................................
            95,000   Vivendi Universal SA 144A notes
                     6 1/4s, 2008 (France)                                                                       100,581
.........................................................................................................................
            75,000   Vivendi Universal SA 144A sr. notes
                     9 1/4s, 2010 (France)                                                                        88,875
.........................................................................................................................
            70,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                        70,875
.........................................................................................................................
           120,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                          129,300
.........................................................................................................................
            65,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                     78,813
.........................................................................................................................
           235,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                     266,725
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,861,412
------------------------------------------------------------------------------------------------------------------------
Energy (0.8%)
.........................................................................................................................
            45,000   AmeriGas Partners LP/AmeriGas Eagle
                     Finance Corp. sr. notes 8 7/8s, 2011                                                         49,500
.........................................................................................................................
           120,000   Arch Western Finance, LLC 144A sr.
                     notes 6 3/4s, 2013                                                                          123,300
.........................................................................................................................
            70,000   Belden & Blake Corp. company guaranty
                     Ser. B, 9 7/8s, 2007                                                                         68,950
.........................................................................................................................
            40,000   Bluewater Finance, Ltd. company
                     guaranty 10 1/4s, 2012 (Cayman Islands)                                                      41,600
.........................................................................................................................
           110,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                118,250
.........................................................................................................................
           135,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                           155,588
.........................................................................................................................
            10,000   Chesapeake Energy Corp. company
                     guaranty 8 1/8s, 2011                                                                        11,100
.........................................................................................................................
            25,000   Comstock Resources, Inc. company
                     guaranty 11 1/4s, 2007                                                                       26,938
.........................................................................................................................
           155,000   Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                                 173,779
.........................................................................................................................
            55,000   Dresser, Inc. company guaranty
                     9 3/8s, 2011                                                                                 59,813
.........................................................................................................................
            34,000   El Paso Energy Partners LP company
                     guaranty Ser. B, 8 1/2s, 2011                                                                38,250
.........................................................................................................................
            15,000   Encore Acquisition Co. company
                     guaranty 8 3/8s, 2012                                                                        16,238
.........................................................................................................................
            55,000   Forest Oil Corp. company guaranty
                     7 3/4s, 2014                                                                                 58,163
.........................................................................................................................
            30,000   Halliburton Co. notes Ser. MTN,
                     5 5/8s, 2008                                                                                 31,725
.........................................................................................................................
            55,000   Halliburton Co. 144A notes 5 1/2s, 2010                                                      57,364
.........................................................................................................................
           150,000   Kerr-McGee Corp. company guaranty
                     5 3/8s, 2005                                                                                156,364
.........................................................................................................................
           200,000   MidAmerican Energy Holdings Co. sr.
                     notes 4 5/8s, 2007                                                                          206,706
.........................................................................................................................
            30,000   Motiva Enterprises, LLC 144A sr.
                     notes 5.2s, 2012                                                                             30,613
.........................................................................................................................
            73,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                 81,395
.........................................................................................................................
            85,000   Nexen, Inc. notes 7 7/8s, 2032 (Canada)                                                     102,773
.........................................................................................................................
            65,000   Noble Affiliates, Inc. sr. notes 8s, 2027                                                    75,711
.........................................................................................................................
            85,000   Occidental Petroleum Corp. debs.
                     10 1/8s, 2009                                                                               109,589
.........................................................................................................................
            35,000   Ocean Energy, Inc. company guaranty
                     7 1/4s, 2011                                                                                 40,281
.........................................................................................................................
            60,000   Parker Drilling Co. company guaranty
                     Ser. B, 10 1/8s, 2009                                                                        63,600
.........................................................................................................................
            30,000   Petro-Canada, Ltd. bonds 5.35s, 2033
                     (Canada)                                                                                     26,557
.........................................................................................................................
            55,000   Phillips Petroleum Co. notes 8 3/4s, 2010                                                    68,706
.........................................................................................................................
           280,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                       348,438
.........................................................................................................................
            20,000   Plains Exploration & Production Co.
                     company guaranty Ser. B, 8 3/4s, 2012                                                        21,975
.........................................................................................................................
            95,000   Pogo Producing Co. sr. sub. notes
                     Ser. B, 8 1/4s, 2011                                                                        105,925
.........................................................................................................................
            18,000   Pride Petroleum Services, Inc. sr.
                     notes 9 3/8s, 2007                                                                           18,540
.........................................................................................................................
            70,000   Star Gas Partners LP/Star Gas Finance
                     Co. sr. notes 10 1/4s, 2013                                                                  76,300
.........................................................................................................................
            70,000   Swift Energy Co. sr. sub. notes
                     9 3/8s, 2012                                                                                 76,300
.........................................................................................................................
            85,000   Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                                 94,880
.........................................................................................................................
            10,000   Union Oil Co. of California company
                     guaranty 7.35s, 2009                                                                         11,481
.........................................................................................................................
           190,000   Union Oil Co. of California company
                     guaranty 5.05s, 2012                                                                        191,893
.........................................................................................................................
           157,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                170,345
.........................................................................................................................
            25,000   Weatherford International, Ltd. notes
                     4.95s, 2013 (Bermuda)                                                                        24,599
.........................................................................................................................
            62,000   Western Oil Sands, Inc. sec. notes
                     8 3/8s, 2012 (Canada)                                                                        70,680
.........................................................................................................................
           146,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                       160,600
.........................................................................................................................
           159,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     180,465
.........................................................................................................................
            85,000   XTO Energy, Inc. sr. notes 6 1/4s, 2013                                                      89,463
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,634,737
------------------------------------------------------------------------------------------------------------------------
Financial (2.4%)
.........................................................................................................................
            45,000   Allfirst Financial Inc. sub. notes 7.2s, 2007                                                50,164
.........................................................................................................................
           240,000   American General Corp. notes
                     7 1/2s, 2010                                                                                287,082
.........................................................................................................................
           215,000   Archstone-Smith Operating Trust notes
                     5s, 2007 (R)                                                                                225,715
.........................................................................................................................
            80,000   Associates Corp. NA sr. notes Ser. 8,
                     7 3/8s, 2007                                                                                 90,861
.........................................................................................................................
            60,000   AXA Financial, Inc. sr. notes 7 3/4s, 2010                                                   71,071
.........................................................................................................................
           330,000   Bank of America Corp. sub. notes
                     7.4s, 2011                                                                                  387,034
.........................................................................................................................
            25,000   Bank of New York Co., Inc. (The) sr.
                     sub. notes FRN 3.4s, 2013                                                                    24,496
.........................................................................................................................
           100,000   Bank One Corp. sub. debs. 8s, 2027                                                          125,658
.........................................................................................................................
            95,000   Bank One Corp. sub. notes 7.6s, 2007                                                        107,964
.........................................................................................................................
           400,000   Bank United Corp. sub. notes 8 7/8s, 2007                                                   472,518
.........................................................................................................................
           100,000   Barclays Bank PLC 144A FRN 6.86s,
                     2049 (United Kingdom)                                                                       108,448
.........................................................................................................................
            15,000   Bear Stearns Cos., Inc. (The) notes
                     3s, 2006                                                                                     15,226
.........................................................................................................................
            90,000   Bear Stearns Cos., Inc. (The) sr. notes
                     7 1/4s, 2006                                                                                101,261
.........................................................................................................................
            10,000   Capital One Bank notes 6 1/2s, 2013                                                          10,484
.........................................................................................................................
            20,000   Capital One Bank notes Ser. BKNT,
                     4 7/8s, 2008                                                                                 20,583
.........................................................................................................................
            55,000   Capital One Bank sr. notes Ser. BKNT,
                     6.7s, 2008                                                                                   60,270
.........................................................................................................................
            30,000   Capital One Financial Corp. notes
                     7 1/4s, 2006                                                                                 32,294
.........................................................................................................................
            30,000   CenterPoint Properties Trust notes
                     Ser. MTN, 4 3/4s, 2010                                                                       29,700
.........................................................................................................................
            60,000   CIT Group, Inc. sr. notes 5 1/2s, 2007                                                       64,167
.........................................................................................................................
            75,000   CIT Group, Inc. sr. notes Ser. MTN,
                     6 7/8s, 2009                                                                                 84,560
.........................................................................................................................
           185,000   CIT Group, Inc. sr. sub. notes 4 1/8s, 2006                                                 191,439
.........................................................................................................................
           155,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                          168,491
.........................................................................................................................
           285,000   Citigroup, Inc. notes 6 1/2s, 2011                                                          321,331
.........................................................................................................................
            45,000   Countrywide Capital III company
                     guaranty Ser. B, 8.05s, 2027                                                                 51,941
.........................................................................................................................
           190,000   Countrywide Home Loans, Inc. company
                     guaranty 6.85s, 2004                                                                        194,537
.........................................................................................................................
           220,000   Countrywide Home Loans, Inc. company
                     guaranty Ser. K, 5 5/8s, 2007                                                               237,512
.........................................................................................................................
            45,000   Credit Suisse First Boston USA, Inc.
                     notes 5 1/2s, 2013                                                                           46,373
.........................................................................................................................
            45,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009 (R)                                                                       49,500
.........................................................................................................................
            60,000   Developers Diversified Realty Corp.
                     notes 4 5/8s, 2010                                                                           58,786
.........................................................................................................................
           120,000   EOP Operating LP sr. notes 7s, 2011                                                         135,319
.........................................................................................................................
            90,000   Executive Risk Capital Trust company
                     guaranty Class B, 8.675s, 2027                                                              101,706
.........................................................................................................................
           250,000   Finova Group, Inc. notes 7 1/2s, 2009                                                       150,000
.........................................................................................................................
           115,000   First Chicago NBD Corp. sub. notes
                     6 3/8s, 2009                                                                                130,320
.........................................................................................................................
           150,000   First Union National Bank sub. notes
                     7.8s, 2010                                                                                  180,971
.........................................................................................................................
            50,000   Fleet Capital Trust V bank guaranty
                     FRN 2.17s, 2028                                                                              48,875
.........................................................................................................................
            20,000   FleetBoston Financial Corp. notes
                     7 1/4s, 2005                                                                                 21,748
.........................................................................................................................
           150,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                  188,880
.........................................................................................................................
           700,000   Freddie Mac notes 1.4s, 2004                                                                700,005
.........................................................................................................................
            60,000   Fund American Cos. Inc. notes
                     5 7/8s, 2013                                                                                 59,900
.........................................................................................................................
           125,000   General Electric Capital Corp.
                     company guaranty 7 7/8s, 2006                                                               143,118
.........................................................................................................................
            30,000   General Electric Capital Corp. notes
                     Ser. A, 6 3/4s, 2032                                                                         33,214
.........................................................................................................................
           225,000   General Electric Capital Corp. notes
                     Ser. A, 6s, 2012                                                                            244,002
.........................................................................................................................
            50,000   General Electric Capital Corp. notes
                     Ser. MTN, 3 1/4s, 2009                                                                       48,633
.........................................................................................................................
            90,000   Goldman Sachs Group, Inc. (The) notes
                     6.65s, 2009                                                                                 101,379
.........................................................................................................................
            85,000   Goldman Sachs Group, Inc. (The) notes
                     6 1/8s, 2033                                                                                 85,374
.........................................................................................................................
             5,000   Goldman Sachs Group, Inc. (The) notes
                     4 3/4s, 2013                                                                                  4,845
.........................................................................................................................
            35,000   Hartford Financial Services Group,
                     Inc. (The) 144A notes 4 5/8s, 2013                                                           33,790
.........................................................................................................................
            65,000   Hartford Life, Inc. sr. notes 7 3/8s, 2031                                                   76,211
.........................................................................................................................
            75,000   Heller Financial, Inc. notes 8s, 2005                                                        81,801
.........................................................................................................................
            10,000   Heller Financial, Inc. notes 7 3/8s, 2009                                                    11,736
.........................................................................................................................
            85,000   Hospitality Properties Trust notes
                     6 3/4s, 2013 (R)                                                                             89,059
.........................................................................................................................
           320,000   Household Finance Corp. notes 7s, 2012                                                      364,918
.........................................................................................................................
            25,000   HRPT Properties Trust bonds 5 3/4s,
                     2014 (R)                                                                                     25,073
.........................................................................................................................
            15,000   HRPT Properties Trust sr. notes 6.7s,
                     2005 (R)                                                                                     15,647
.........................................................................................................................
           105,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 9.547s, 2049 (Jersey)                                                          133,435
.........................................................................................................................
            70,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 4.61s, 2049 (Jersey)                                                            66,063
.........................................................................................................................
            70,000   ING Capital Funding Trust III company
                     guaranty FRB 8.439s, 2010                                                                    84,736
.........................................................................................................................
            70,000   International Lease Finance Corp.
                     notes 4.35s, 2008                                                                            71,415
.........................................................................................................................
           102,000   iStar Financial, Inc. sr. notes
                     8 3/4s, 2008 (R)                                                                            117,300
.........................................................................................................................
            85,000   iStar Financial, Inc. sr. notes 7s, 2008 (R)                                                 91,800
.........................................................................................................................
            30,000   iStar Financial, Inc. sr. notes 6s, 2010 (R)                                                 30,675
.........................................................................................................................
            80,000   John Hancock Financial Services, Inc.
                     sr. notes 5 5/8s, 2008                                                                       86,417
.........................................................................................................................
            25,000   John Hancock Global Funding II 144A
                     notes 7.9s, 2010                                                                             29,790
.........................................................................................................................
           375,000   JPMorgan Chase & Co. notes 5.35s, 2007                                                      401,361
.........................................................................................................................
            15,000   JPMorgan Chase & Co. sub. notes
                     5 3/4s, 2013                                                                                 15,817
.........................................................................................................................
            55,000   Kimco Realty Corp. notes Ser. MTNC,
                     5.19s, 2013                                                                                  55,089
.........................................................................................................................
            55,000   Lehman Brothers Holdings, Inc. notes
                     Ser. F, 7 1/2s, 2006                                                                         61,728
.........................................................................................................................
            70,000   Liberty Mutual Insurance 144A notes
                     7.697s, 2097                                                                                 62,932
.........................................................................................................................
           205,000   Mercantile Bancorp. sub. notes 7.3s, 2007                                                   233,297
.........................................................................................................................
           210,000   Merrill Lynch & Co., Inc. notes
                     Ser. B, 7.08s, 2005                                                                         228,166
.........................................................................................................................
            10,000   Merrill Lynch & Co., Inc. notes
                     Ser. B, 4 3/4s, 2009                                                                         10,417
.........................................................................................................................
            30,000   Metlife, Inc. sr. notes 6 1/8s, 2011                                                         32,718
.........................................................................................................................
            65,000   Morgan Stanley Tracers notes 4 1/4s, 2010                                                    64,909
.........................................................................................................................
           250,000   National City Bank sub. notes
                     Ser. BKNT, 6 1/4s, 2011                                                                     280,586
.........................................................................................................................
           170,000   National Westminster Bank sub. notes
                     7 3/8s, 2009 (United Kingdom)                                                               198,863
.........................................................................................................................
            25,000   Nationwide Financial Services, Inc.
                     notes 5 5/8s, 2015                                                                           25,767
.........................................................................................................................
            45,000   Nationwide Mutual Insurance Co. 144A
                     notes 8 1/4s, 2031                                                                           54,077
.........................................................................................................................
           105,000   Nordea Bank Finland PLC sub. notes
                     6 1/2s, 2009 (Finland)                                                                      117,307
.........................................................................................................................
            30,000   OneAmerica Financial Partners, Inc.
                     144A bonds 7s, 2033                                                                          29,698
.........................................................................................................................
           100,000   PNC Funding Corp. bonds 5 1/4s, 2015                                                         99,034
.........................................................................................................................
            55,000   Popular North America, Inc. sub.
                     notes 3 7/8s, 2008                                                                           54,897
.........................................................................................................................
            85,000   Principal Life Global Funding I 144A
                     sec. notes 5 1/4s, 2013                                                                      86,096
.........................................................................................................................
            40,000   Protective Life Corp. notes 4.3s, 2013                                                       37,879
.........................................................................................................................
           110,000   Prudential Insurance Co. 144A notes
                     8.3s, 2025                                                                                  134,485
.........................................................................................................................
            30,000   Rouse Co. (The) notes 5 3/8s, 2013                                                           29,792
.........................................................................................................................
            10,000   Royal Bank of Scotland Group PLC FRB
                     7.648s, 2031 (United Kingdom)                                                                11,932
.........................................................................................................................
           202,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                               238,884
.........................................................................................................................
           180,000   St. Paul Co., Inc. (The) sr. notes
                     5 3/4s, 2007                                                                                193,751
.........................................................................................................................
            85,000   State Street Capital Trust II FRN
                     1.68s, 2008                                                                                  85,271
.........................................................................................................................
            60,000   Suncorp-Metway, Ltd. 144A FRB 3 1/2s,
                     2013 (Australia)                                                                             56,317
.........................................................................................................................
            30,000   Travelers Property Casualty Corp. sr.
                     notes 3 3/4s, 2008                                                                           30,130
.........................................................................................................................
           135,000   UBS AG/Jersey Branch FRN 4.17%, 2008
                     (United Kingdom)                                                                            136,350
.........................................................................................................................
            60,000   UBS Preferred Funding Trust I FRB
                     8.622s, 2049                                                                                 73,957
.........................................................................................................................
            90,000   USF&G Capital I 144A company guaranty
                     8 1/2s, 2045                                                                                105,649
.........................................................................................................................
            45,000   Vornado Realty Trust notes 4 3/4s, 2010                                                      44,971
.........................................................................................................................
           115,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                                127,938
.........................................................................................................................
            60,000   Westpac Capital Trust III 144A sub.
                     notes FRN 5.819s, 2013                                                                       61,924
.........................................................................................................................
            30,000   XL Capital Europe PLC company
                     guaranty 6 1/2s, 2012 (United Kingdom)                                                       32,640
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,992,250
------------------------------------------------------------------------------------------------------------------------
Health Care (0.5%)
.........................................................................................................................
           115,000   Alderwoods Group, Inc. company
                     guaranty 12 1/4s, 2009                                                                      129,375
.........................................................................................................................
           100,000   Alliance Imaging, Inc. sr. sub. notes
                     10 3/8s, 2011                                                                               106,000
.........................................................................................................................
           150,000   American Home Products Corp. notes
                     6.95s, 2011                                                                                 169,405
.........................................................................................................................
           170,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                192,100
.........................................................................................................................
            45,000   Bayer Corp. 144A FRB 6.2s, 2008                                                              48,714
.........................................................................................................................
            85,000   Biovail Corp. sr. sub. notes 7 7/8s,
                     2010 (Canada)                                                                                86,360
.........................................................................................................................
            80,000   Hanger Orthopedic Group, Inc. company
                     guaranty 10 3/8s, 2009                                                                       90,800
.........................................................................................................................
            50,000   HCA, Inc. bonds 7 1/2s, 2033                                                                 52,139
.........................................................................................................................
           100,000   HCA, Inc. notes 6 1/4s, 2013                                                                102,361
.........................................................................................................................
           222,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            253,192
.........................................................................................................................
            49,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                     47,040
.........................................................................................................................
           128,000   Healthsouth Corp. sr. notes 7s, 2008                                                        119,360
.........................................................................................................................
           325,000   Magellan Health Services, Inc. sr.
                     sub. notes 9s, 2008 (In default) (NON)                                                      240,500
.........................................................................................................................
            60,000   Manor Care, Inc. company guaranty
                     8s, 2008                                                                                     67,578
.........................................................................................................................
            80,000   Mediq, Inc. debs. 13s, 2009 (In default) (NON)                                                    8
.........................................................................................................................
            20,000   MedQuest, Inc. company guaranty
                     Ser. B, 11 7/8s, 2012                                                                        21,950
.........................................................................................................................
           260,000   Multicare Companies, Inc. sr. sub.
                     notes 9s, 2007 (In default) (NON)                                                                 1
.........................................................................................................................
           130,000   Omnicare, Inc. sr. sub. notes 6 1/8s, 2013                                                  130,650
.........................................................................................................................
            78,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                               91,455
.........................................................................................................................
           190,000   Service Corp. International notes 6s, 2005                                                  193,800
.........................................................................................................................
            45,000   Stewart Enterprises, Inc. notes
                     10 3/4s, 2008                                                                                50,850
.........................................................................................................................
            95,000   Ventas Realty LP/Capital Corp.
                     company guaranty 9s, 2012                                                                   105,450
.........................................................................................................................
            10,000   Ventas Realty LP/Capital Corp.
                     company guaranty 8 3/4s, 2009                                                                10,975
.........................................................................................................................
            35,000   Wyeth bonds 6 1/2s, 2034                                                                     35,646
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,345,709
------------------------------------------------------------------------------------------------------------------------
Other (0.9%)
.........................................................................................................................
         3,725,000   DJ TRAC-X NA HY T3 144A notes
                     8s, 2009                                                                                  3,923,170
------------------------------------------------------------------------------------------------------------------------
Technology (0.3%)
.........................................................................................................................
            70,000   Arrow Electronics, Inc. notes 6 7/8s, 2013                                                   74,343
.........................................................................................................................
            50,000   Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                     58,000
.........................................................................................................................
            30,000   Computer Associates International,
                     Inc. sr. notes Ser. B, 6 3/8s, 2005                                                          31,361
.........................................................................................................................
            65,000   Electronic Data Systems Corp. sec.
                     sr. notes Ser. B, 6s, 2013                                                                   63,871
.........................................................................................................................
            35,000   Fiserv, Inc. notes 4s, 2008                                                                  34,835
.........................................................................................................................
            25,000   Hewlett-Packard Co. notes 5 1/2s, 2007                                                       27,020
.........................................................................................................................
           210,000   IBM Canada Credit 144A company
                     guaranty 3 3/4s, 2007 (Canada)                                                              210,519
.........................................................................................................................
           100,000   Iron Mountain, Inc. sr. sub. notes
                     8 1/4s, 2011                                                                                104,125
.........................................................................................................................
            65,000   Jabil Circuit, Inc. sr. notes 5 7/8s, 2010                                                   67,800
.........................................................................................................................
           210,000   Lucent Technologies, Inc. debs.
                     6.45s, 2029                                                                                 165,113
.........................................................................................................................
            20,000   Motorola, Inc. notes 7 5/8s, 2010                                                            22,986
.........................................................................................................................
            20,000   Motorola, Inc. notes 6 3/4s, 2006                                                            21,546
.........................................................................................................................
           130,000   Nortel Networks Corp. notes 6 1/8s,
                     2006 (Canada)                                                                               131,625
.........................................................................................................................
            70,000   ON Semiconductor Corp. company
                     guaranty 13s, 2008                                                                           81,375
.........................................................................................................................
            80,000   SCG Holding & Semiconductor Corp.
                     company guaranty 12s, 2009                                                                   86,000
.........................................................................................................................
            70,000   Science Applications International
                     Corp. notes 5 1/2s, 2033                                                                     61,425
.........................................................................................................................
            65,000   Seagate Technology Hdd Holdings company
                     guaranty 8s, 2009 (Cayman Islands)                                                           70,200
.........................................................................................................................
            48,000   Unisys Corp. sr. notes 8 1/8s, 2006                                                          51,840
.........................................................................................................................
             5,000   Xerox Corp. sr. notes 7 5/8s, 2013                                                            5,400
.........................................................................................................................
           160,000   Xerox Corp. sr. notes 7 1/8s, 2010                                                          170,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,540,184
------------------------------------------------------------------------------------------------------------------------
Transportation (0.3%)
.........................................................................................................................
           140,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                               124,600
.........................................................................................................................
            16,854   Continental Airlines, Inc. pass-through
                     certificates Ser. 97-4A, 6.9s, 2018                                                          16,685
.........................................................................................................................
           121,357   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-1A, 6.648s, 2017                                                       118,930
.........................................................................................................................
           130,000   CSX Corp. notes 6 1/4s, 2008                                                                142,472
.........................................................................................................................
            25,000   CSX Corp. notes 4 7/8s, 2009                                                                 25,766
.........................................................................................................................
           130,000   Delta Air Lines, Inc. notes 7.9s, 2009                                                      106,600
.........................................................................................................................
           100,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                               112,250
.........................................................................................................................
            20,000   Kansas City Southern Railway Co.
                     company guaranty 7 1/2s, 2009                                                                20,500
.........................................................................................................................
           105,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                      108,281
.........................................................................................................................
            70,000   Norfolk Southern Corp. sr. notes
                     7 1/4s, 2031                                                                                 79,269
.........................................................................................................................
            25,000   Norfolk Southern Corp. sr. notes
                     6 3/4s, 2011                                                                                 28,471
.........................................................................................................................
            26,480   Northwest Airlines Corp. pass-through
                     certificates Ser. 99-2A, 7.575s, 2019                                                        27,295
.........................................................................................................................
            45,000   Northwest Airlines, Inc. company
                     guaranty 8.52s, 2004                                                                         45,225
.........................................................................................................................
           165,000   Union Pacific Corp. notes 7 3/8s, 2009                                                      191,882
.........................................................................................................................
           190,000   United AirLines, Inc. debs. 9 1/8s,
                     2012 (In default) (NON)                                                                      23,750
.........................................................................................................................
            66,154   US Air, Inc. pass-through certificates
                     Ser. 93-A3, 10 3/8s, 2013 (In default) (NON)                                                 19,846
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,191,822
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (1.4%)
.........................................................................................................................
            25,000   AEP Texas Central Co. sr. notes
                     Ser. D, 5 1/2s, 2013                                                                         25,610
.........................................................................................................................
           155,000   AES Corp. (The) 144A sec. notes
                     8 3/4s, 2013                                                                                173,213
.........................................................................................................................
            40,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                                 40,885
.........................................................................................................................
            70,000   Allegheny Energy Supply 144A bonds
                     8 1/4s, 2012                                                                                 65,975
.........................................................................................................................
            30,000   Allegheny Energy Supply 144A sec.
                     notes 10 1/4s, 2007                                                                          31,200
.........................................................................................................................
            15,000   American Electric Power Co., Inc.
                     notes Ser. A, 6 1/8s, 2006                                                                   16,164
.........................................................................................................................
            25,000   American Electric Power Co., Inc. sr.
                     notes Ser. C, 5 3/8s, 2010                                                                   26,136
.........................................................................................................................
            10,000   Appalachian Power Co. notes 3.6s, 2008                                                        9,891
.........................................................................................................................
            75,000   Arizona Public Services Co. notes
                     6 1/2s, 2012                                                                                 82,697
.........................................................................................................................
            47,000   Avista Corp. sr. notes 9 3/4s, 2008                                                          55,930
.........................................................................................................................
            90,000   Calpine Corp. sr. notes 7 7/8s, 2008                                                         69,750
.........................................................................................................................
           230,000   Calpine Corp. 144A sec. notes
                     8 1/2s, 2010                                                                                224,250
.........................................................................................................................
            20,000   CenterPoint Energy Resources Corp.
                     debs. 8.9s, 2006                                                                             22,686
.........................................................................................................................
            50,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                           56,245
.........................................................................................................................
            80,000   CenterPoint Energy Resources Corp.
                     144A notes 7 7/8s, 2013                                                                      90,568
.........................................................................................................................
            55,000   CenterPoint Energy, Inc. 144A notes
                     7 1/4s, 2010                                                                                 59,542
.........................................................................................................................
            65,000   Cleveland Electric Illuminating Co.
                     (The) 144A sr. notes 5.65s, 2013                                                             63,923
.........................................................................................................................
            65,000   CMS Energy Corp. sr. notes 9 7/8s, 2007                                                      72,475
.........................................................................................................................
            20,000   CMS Energy Corp. sr. notes 7 5/8s, 2004                                                      20,600
.........................................................................................................................
           270,000   Conectiv, Inc. notes Ser. B, 5.3s, 2005                                                     279,836
.........................................................................................................................
            30,000   Consolidated Edison Co. of New York
                     debs. Ser. B, 7.15s, 2009                                                                    35,074
.........................................................................................................................
            30,000   Consumers Energy Co. bonds
                     6 1/4s, 2006                                                                                 32,393
.........................................................................................................................
            95,000   Consumers Energy Co. 144A 1st. mtge.
                     5 3/8s, 2013                                                                                 95,439
.........................................................................................................................
            30,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                       30,244
.........................................................................................................................
           120,000   Dominion Resources, Inc. notes
                     5 1/8s, 2009                                                                                124,669
.........................................................................................................................
            25,000   DPL, Inc. sr. notes 8 1/4s, 2007                                                             27,250
.........................................................................................................................
            50,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                             52,000
.........................................................................................................................
            65,000   Duke Capital Corp. sr. notes Ser. A,
                     6 1/4s, 2005                                                                                 68,291
.........................................................................................................................
            90,000   Duke Energy Corp. 1st mtge. 5.3s, 2015                                                       91,189
.........................................................................................................................
            75,000   Duke Energy Field Services, LLC notes
                     7 7/8s, 2010                                                                                 87,867
.........................................................................................................................
           100,000   Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                                 92,125
.........................................................................................................................
           100,000   Edison Mission Energy sr. notes
                     9 7/8s, 2011                                                                                104,000
.........................................................................................................................
            85,000   El Paso Corp. sr. notes 7 3/8s, 2012                                                         78,200
.........................................................................................................................
            95,000   El Paso Corp. sr. notes Ser. MTN,
                     7 3/4s, 2032                                                                                 80,988
.........................................................................................................................
            50,000   Enterprise Capital Trust II company
                     guaranty FRB Ser. B, 2.383s, 2028                                                            44,257
.........................................................................................................................
            75,000   Exelon Corp. sr. notes 6 3/4s, 2011                                                          83,769
.........................................................................................................................
            80,000   FirstEnergy Corp. notes Ser. A,
                     5 1/2s, 2006                                                                                 82,867
.........................................................................................................................
            35,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                                  36,276
.........................................................................................................................
           100,000   FirstEnergy Corp. notes Ser. C,
                     7 3/8s, 2031                                                                                102,298
.........................................................................................................................
            35,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                  35,850
.........................................................................................................................
            25,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                 24,438
.........................................................................................................................
            55,000   Gemstone Investor, Ltd. 144A company
                     guaranty 7.71s, 2004                                                                         55,550
.........................................................................................................................
            90,000   Georgia Power Co. sr. notes Ser. G,
                     6.2s, 2006                                                                                   97,042
.........................................................................................................................
            40,000   Indianapolis Power & Light 144A
                     1st mtge. 6.3s, 2013                                                                         41,266
.........................................................................................................................
            50,000   KeySpan Corp. notes 7 5/8s, 2010                                                             59,554
.........................................................................................................................
            91,644   Midland Funding II Corp. debs.
                     Ser. A, 11 3/4s, 2005                                                                        98,976
.........................................................................................................................
           120,000   Midwest Generation LLC pass-through
                     certificates Ser. A, 8.3s, 2009                                                             125,100
.........................................................................................................................
           125,000   Mirant Americas Generation, Inc. sr.
                     notes 8.3s, 2011 (In default) (NON)                                                         105,938
.........................................................................................................................
            80,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                     81,400
.........................................................................................................................
            30,000   National Fuel Gas Co. notes 5 1/4s, 2013                                                     30,739
.........................................................................................................................
            95,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 6s, 2006                                                          102,450
.........................................................................................................................
            50,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 3 7/8s, 2008                                                       50,629
.........................................................................................................................
            90,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 3s, 2006                                                           91,124
.........................................................................................................................
            80,000   Nevada Power Co. 144A 2nd mtge.
                     9s, 2013                                                                                     88,500
.........................................................................................................................
           180,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       214,090
.........................................................................................................................
           120,000   Northern States Power Co. mtge.
                     Ser. B, 8s, 2012                                                                            146,308
.........................................................................................................................
            60,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                           65,939
.........................................................................................................................
            30,000   Pacific Gas & Electric Co. 144A sr.
                     notes 10 3/8s, 2005 (In default) (NON)                                                       30,150
.........................................................................................................................
            45,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                  46,687
.........................................................................................................................
            20,000   Panhandle Eastern Pipe Line 144A
                     notes 4.8s, 2008                                                                             20,607
.........................................................................................................................
           140,000   Peco Energy Co. 1st mtge. 4 3/4s, 2012                                                      139,424
.........................................................................................................................
            70,000   PG&E Corp. 144A sec. notes 6 7/8s, 2008                                                      75,775
.........................................................................................................................
            30,000   Potomac Edison Co. 1st mtge. 8s, 2024                                                        29,850
.........................................................................................................................
           100,000   Power Receivable Finance LLC 144A sr.
                     notes 6.29s, 2012                                                                           104,270
.........................................................................................................................
            80,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                                90,724
.........................................................................................................................
            25,000   Progress Energy, Inc. sr. notes 6 3/4s, 2006                                                 27,104
.........................................................................................................................
           115,000   Progress Energy, Inc. sr. notes 6.05s, 2007                                                 123,458
.........................................................................................................................
            25,000   Public Service Company of New Mexico
                     sr. notes 4.4s, 2008                                                                         25,355
.........................................................................................................................
            60,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                   66,286
.........................................................................................................................
            45,000   Public Services Co. of Colorado sr.
                     notes Ser. A, 6 7/8s, 2009                                                                   50,608
.........................................................................................................................
            25,000   Rochester Gas & Electric notes
                     6 3/8s, 2033                                                                                 25,377
.........................................................................................................................
            95,000   Sempra Energy notes 7.95s, 2010                                                             111,731
.........................................................................................................................
           125,000   South Carolina Electric & Gas Co.
                     1st mtge. 5.8s, 2032                                                                        124,407
.........................................................................................................................
            85,000   Southern California Edison Co.
                     1st mtge. 8s, 2007                                                                           97,219
.........................................................................................................................
            55,000   Southwestern Public Service Co. 144A
                     bonds 6s, 2033                                                                               54,170
.........................................................................................................................
            30,000   Tampa Electric Co. notes 6 7/8s, 2012                                                        33,203
.........................................................................................................................
           145,000   Teco Energy, Inc. notes 7.2s, 2011                                                          150,800
.........................................................................................................................
            30,000   TransCanada Pipelines, Ltd. notes 4s,
                     2013 (Canada)                                                                                27,941
.........................................................................................................................
            95,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                106,163
.........................................................................................................................
            90,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                103,809
.........................................................................................................................
            15,000   Williams Cos., Inc. (The) notes
                     8 3/4s, 2032                                                                                 16,950
.........................................................................................................................
           200,000   Williams Cos., Inc. (The) notes
                     6 1/2s, 2006                                                                                207,000
.........................................................................................................................
            65,000   Williams Cos., Inc. (The) sr. notes
                     8 5/8s, 2010                                                                                 73,613
.........................................................................................................................
           137,009   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                     95,907
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,410,253
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $57,185,337)                                                                      $60,697,597
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government and Agency Mortgage Obligations (7.6%)
.........................................................................................................................
          $247,189   Federal National Mortgage Association
                     Adjustable Rate Mortgages 4.977s,
                     September 1, 2031                                                                          $252,660
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
            73,472   7 1/2s, July 1, 2007                                                                         77,547
.........................................................................................................................
            36,334   7s, July 1, 2025                                                                             38,582
.........................................................................................................................
         2,490,479   6 1/2s, with due dates from
                     October 1, 2024 to July 1, 2033                                                           2,606,811
.........................................................................................................................
        23,739,000   5 1/2s, TBA, January 1, 2034                                                             24,043,144
.........................................................................................................................
         3,607,000   5 1/2s, TBA, December 1, 2017                                                             3,736,628
.........................................................................................................................
         3,433,000   5s, TBA, January 1, 2019                                                                  3,500,589
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,255,961
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (2.0%)
.........................................................................................................................
         7,163,000   Fannie Mae notes 7 1/4s, January 15, 2010                                                 8,445,435
.........................................................................................................................
           440,000   Tennessee Valley Authority 6 3/4s,
                     November 1, 2025                                                                            507,377
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,952,812
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (0.4%)
.........................................................................................................................
            20,000   U.S. Treasury bonds 4 1/4s,
                     November 15, 2013                                                                            19,978
.........................................................................................................................
         1,598,000   U.S. Treasury notes 3 1/4s,
                     August 15, 2008                                                                           1,607,738
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,627,716
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Obligations (cost $44,800,916)                                                          $44,836,489
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (2.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $23,874   Arc Net Interest Margin Trust 144A
                     Ser. 02-6, Class A, 7 3/4s, 2032                                                            $23,698
.........................................................................................................................
                     Asset Securitization Corp.
.........................................................................................................................
           110,000   Ser. 97-MD7, Class A1B, 7.41s, 2030                                                         120,863
.........................................................................................................................
           513,897   Ser. 96-D3, Class A1C, 7.4s, 2026                                                           566,741
.........................................................................................................................
            58,878   Ser. 95-MD4, Class A1, 7.1s, 2029                                                            62,817
.........................................................................................................................
           142,646   Ser. 96-MD6, Class A1C, 7.04s, 2029                                                         155,874
.........................................................................................................................
           255,500   Ser. 97-D5, Class A1C, 6 3/4s, 2043                                                         282,333
.........................................................................................................................
         5,852,953   Banc of America Large Loan 144A
                     Ser. 03-BBA2, Class X1A, Interest
                     Only (IO), 0.789s, 2015                                                                      70,419
.........................................................................................................................
           758,000   Bear Stearns Asset Backed Securities,
                     Inc. Ser. 03-AC3, Class A, IO, 5s, 2005                                                      58,745
.........................................................................................................................
           543,673   Chase Commercial Mortgage Securities
                     Corp. Ser. 00-1, Class A1, 7.656s, 2032                                                     566,821
.........................................................................................................................
                     Commercial Mortgage Acceptance Corp.
.........................................................................................................................
           186,000   Ser. 97-ML1, Class A3, 6.57s, 2007                                                          202,827
.........................................................................................................................
           220,000   Ser. 97-ML1, Class A2, 6.53s, 2007                                                          229,281
.........................................................................................................................
         3,394,166   Ser. 97-ML1, IO, 0.875s, 2017                                                                91,749
.........................................................................................................................
           170,146   CS First Boston Mortgage Securities
                     Corp. Ser. 97-C2, Class A2, 6.52s, 2035                                                     178,399
.........................................................................................................................
         3,349,311   Deutsche Mortgage & Asset Receiving
                     Corp. Ser. 98-C1, Class X, IO, 1.047s, 2023                                                 108,415
.........................................................................................................................
            31,899   DLJ Commercial Mortgage Corp.
                     Ser. 98-CF1, Class A1A, 6.14s, 2006                                                          32,820
.........................................................................................................................
            58,968   Entertainment Properties Trust 144A
                     Ser. 03-EPR, Class A1, 4.239s, 2018                                                          58,735
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
            24,388   Ser. 02-36, Class SJ, 17.272s, 2029                                                          27,099
.........................................................................................................................
            86,912   Ser. 02-26, Class A2, 7 1/2s, 2048                                                           95,060
.........................................................................................................................
            19,189   Ser. 02-T18, Class A4, 7 1/2s, 2042                                                          20,940
.........................................................................................................................
           183,948   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                         200,731
.........................................................................................................................
           490,476   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                         535,227
.........................................................................................................................
            87,720   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                          95,723
.........................................................................................................................
           428,593   Ser. 02-14, Class A2, 7 1/2s, 2042                                                          467,697
.........................................................................................................................
           102,380   Ser. 02-T4, Class A3, 7 1/2s, 2041                                                          111,721
.........................................................................................................................
           143,230   Ser. 02-T6, Class A2, 7 1/2s, 2041                                                          156,298
.........................................................................................................................
         1,254,647   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                        1,369,120
.........................................................................................................................
               140   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                              153
.........................................................................................................................
            13,157   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                           14,357
.........................................................................................................................
           532,842   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                          581,458
.........................................................................................................................
           131,769   Ser. 02-36, Class QL, IO, 7.009s, 2029                                                        3,037
.........................................................................................................................
            52,841   Ser. 02-36, Class QH, IO, 6.909s, 2029                                                        3,467
.........................................................................................................................
         4,970,732   Ser. 329, Class 2, IO, 5 1/2s, 2033                                                       1,152,589
.........................................................................................................................
           268,463   Ser. 343, Class 14, IO, 5 1/2s, 2033                                                         58,433
.........................................................................................................................
           279,235   Ser. 343, Class 15, IO, 5 1/2s, 2033                                                         61,039
.........................................................................................................................
           127,670   Ser. 343, Class 17, IO, 5 1/2s, 2033                                                         28,486
.........................................................................................................................
           474,779   Ser. 343, Class 5, IO, 5s, 2033                                                             111,054
.........................................................................................................................
           531,024   Ser. 343, Class 9, IO, 5s, 2033                                                             129,520
.........................................................................................................................
         1,691,535   Ser. 03-W12, Class 2, IO, 2.241s, 2043                                                      120,095
.........................................................................................................................
           956,730   Ser. 03-W10, Class 3, IO, 2.115s, 2043                                                       59,048
.........................................................................................................................
         3,421,056   Ser. 03-W10, Class 1, IO, 2.089s, 2043                                                      205,263
.........................................................................................................................
         3,517,948   Ser. 03-W8, Class 12, IO, 1.649s, 2042                                                      178,640
.........................................................................................................................
         5,026,600   Ser. 03-T2, Class 2, IO, 1.577s, 2042                                                       156,185
.........................................................................................................................
         2,733,295   Ser. 03-W8, Class 11, IO, 1.184s, 2042                                                       38,810
.........................................................................................................................
         1,153,833   Ser. 03-W6, Class 51, IO, 0.671s, 2042                                                       21,916
.........................................................................................................................
         1,206,623   Ser. 01-T12, Class IO, 0.569s, 2041                                                          21,493
.........................................................................................................................
         2,023,006   Ser. 01-50, Class B1, IO, 0.487s, 2041                                                       31,939
.........................................................................................................................
         9,618,802   Ser. 03-W2, Class 1, IO, 0.471s, 2042                                                       142,308
.........................................................................................................................
         6,173,345   Ser. 02-T4, IO, 0.448s, 2041                                                                 85,848
.........................................................................................................................
         1,146,484   Ser. 02-T1, IO, 0.422s, 2031                                                                 15,406
.........................................................................................................................
         1,708,663   Ser. 03-W6, Class 3, IO, 0.366s, 2042                                                        18,679
.........................................................................................................................
         1,759,633   Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                       18,500
.........................................................................................................................
         4,171,347   Ser. 01-79, Class BI, IO, 0.3413s, 2045                                                      41,296
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
           112,968   Ser. T-58, Class 4A, 7 1/2s, 2043                                                           123,170
.........................................................................................................................
         1,379,313   Ser. T-56, Class A, IO, 1.99s, 2043                                                          39,440
.........................................................................................................................
         1,524,641   Ser. T-56, Class 3, IO, 0.385s, 2043                                                         19,773
.........................................................................................................................
         1,667,413   Ser. T-56, Class 1, IO, 0.289s, 2043                                                         14,590
.........................................................................................................................
         1,747,351   Ser. T-56, Class 2, IO, 0.059s, 2043                                                          5,460
.........................................................................................................................
           285,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                            317,365
.........................................................................................................................
           140,100   Freddie Mac Ser. 2412, Class GS, FRN,
                     17.907s, 2032                                                                               168,120
.........................................................................................................................
            96,463   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 3.413s, 2014                                                                       96,584
.........................................................................................................................
            26,000   GS Mortgage Securities Corp. II 144A
                     FRB Ser. 03-FL6A, Class L, 4.42s, 2015                                                       26,008
.........................................................................................................................
           466,953   JP Morgan Commercial Mortgage Finance
                     Corp. Ser. 00-C9, Class A1, 7.59s, 2032                                                     499,640
.........................................................................................................................
            79,035   Lehman Brothers Floating Rate
                     Commercial Mtg. Trust 144A FRB
                     Ser. 03-C4, Class A, 1.769s, 2015                                                            79,035
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
           106,758   Ser. 99-C1, Class A1, 7.37s, 2031                                                           113,826
.........................................................................................................................
            40,703   Ser. 95-C3, Class A3, 7.117s, 2025                                                           41,215
.........................................................................................................................
                     Morgan Stanley Dean Witter
                     Capital I 144A
.........................................................................................................................
            40,501   FRB Ser. 01-XLF, Class D, 2.69s, 2013                                                        40,549
.........................................................................................................................
            33,553   FRB Ser. 01-XLF, Class E, 2.64s, 2013                                                        33,566
.........................................................................................................................
                     Nomura Asset Securities Corp.
.........................................................................................................................
            46,471   Ser. 95-MD3, Class A1B, 8.15s, 2020                                                          49,249
.........................................................................................................................
           225,000   Ser. 96-MD5, Class A1B, 7.12s, 2039                                                         243,594
.........................................................................................................................
           265,000   Ser. 96-MD5, Class A1C, 7.12s, 2039                                                         287,993
.........................................................................................................................
           144,000   Residential Asset Mortgage Products,
                     Inc. Ser. 02-SL1, Class AI3, 7s, 2032                                                       147,488
.........................................................................................................................
            30,054   Salomon Brothers Mortgage Securities
                     VII Ser. 00-C2, Class A1, 7.298s, 2033                                                       31,076
.........................................................................................................................
           934,000   Salomon Brothers Mortgage Securities
                     VII 144A Ser. 03-CDCA, Class X3CD,
                     IO, 1.317s, 2015                                                                             24,589
.........................................................................................................................
           625,000   Strategic Hotel Capital, Inc.
                     Ser. 03-1, Class A, 1.713s, 2013                                                            625,352
.........................................................................................................................
           300,000   Strategic Hotel Capital, Inc. 144A
                     Ser. 03-1, Class I, 3.563s, 2013                                                            300,133
.........................................................................................................................
           401,455   Structured Asset Securities Corp.
                     Ser. 02-HF1, Class A, IO, 6s, 2005                                                           18,345
.........................................................................................................................
           148,158   TIAA Real Estate CDO, Ltd. 144A
                     Ser. 99-1, Class A, 7.17s, 2032
                     (Cayman Islands)                                                                            161,226
.........................................................................................................................
            29,000   Trizechahn Office Properties Trust
                     144A Ser. 01-TZHA, Class D3, 6.943s,
                     2013                                                                                         31,135
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage Obligations
                     (cost $12,823,771)                                                                      $12,727,693
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (2.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $738,000   Aames Mortgage Trust Ser. 03-1, Class A,
                     IO, 6s, 2005                                                                                $46,147
.........................................................................................................................
            49,132   Aames Mortgage Trust 144A Ser. 03-1N,
                     Class A, 7 1/2s, 2033                                                                        49,084
.........................................................................................................................
            38,000   ABSC NIMS Trust 144A Ser. 03-HE7,
                     Class A, 7s, 2033                                                                            37,430
.........................................................................................................................
                     Ace Securities Corp.
.........................................................................................................................
            90,000   Ser. 01-HE1, Class M2, FRN, 2.549s, 2031                                                     89,663
.........................................................................................................................
           285,000   Ser. 03-FM1, Class A, IO, 5 1/2s, 2005                                                       21,090
.........................................................................................................................
           424,261   AFC Home Equity Loan Trust Ser. 99-2,
                     Class 1A, 1.551s, 2029                                                                      424,261
.........................................................................................................................
                     Ameriquest Mortgage Securities, Inc.
.........................................................................................................................
           366,000   Ser. 03-12, Class S, IO, 5s, 2006                                                            25,849
.........................................................................................................................
         2,850,213   Ser. 03-3, Class S, IO, 5s, 2005                                                            125,865
.........................................................................................................................
           707,000   Ser. 03-8, Class S, IO, 5s, 2006                                                             39,168
.........................................................................................................................
            63,000   FRB Ser. 03-10, Class MV6, 4.891s, 2033                                                      52,290
.........................................................................................................................
            38,000   FRB Ser. 03-8, Class MV6, 4.891s, 2033                                                       32,182
.........................................................................................................................
            26,000   FRB Ser. 03-AR3, Class M5, 4.891s, 2033                                                      26,536
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
           206,909   Ser. 01-BC6, Class A, IO, 6s, 2004                                                            6,949
.........................................................................................................................
           719,455   Ser. 02-BC1, Class A, IO, 6s, 2005                                                           17,031
.........................................................................................................................
           464,545   Ser. 02-BC10, Class A, IO, 6s, 2004                                                          17,231
.........................................................................................................................
           499,091   Ser. 02-BC3, Class A, IO, 6s, 2005                                                           19,165
.........................................................................................................................
           363,636   Ser. 02-BC4, Class A, IO, 6s, 2004                                                           10,448
.........................................................................................................................
           578,455   Ser. 02-BC5, Class A, IO, 6s, 2004                                                           12,109
.........................................................................................................................
           636,364   Ser. 02-BC6, Class A, IO, 6s, 2004                                                           16,459
.........................................................................................................................
           381,818   Ser. 02-BC8, Class A, IO, 6s, 2004                                                           13,625
.........................................................................................................................
           386,909   Ser. 02-BC9, Class A, IO, 6s, 2004                                                           15,698
.........................................................................................................................
            92,111   AQ Finance NIM Trust Ser. 03-N1,
                     Class Note, 9.37s, 2033                                                                      92,241
.........................................................................................................................
           133,960   AQ Finance NIM Trust 144A Ser. 03-N2,
                     Class Note, 9.3s, 2033                                                                      135,299
.........................................................................................................................
            14,711   Arc Net Interest Margin Trust 144A
                     Ser. 02-8A, Class A1, 7 3/4s, 2032                                                           14,590
.........................................................................................................................
            92,000   Argent NIM Trust 144A Ser. 03-N8,
                     Class A, 6s, 2034                                                                            91,991
.........................................................................................................................
                     Argent Securities, Inc.
.........................................................................................................................
            50,000   FRB Ser. 03-W1, Class MV6, 4.871s, 2033                                                      42,081
.........................................................................................................................
            67,000   FRB Ser. 03-W2, Class M6, 4.891s, 2033                                                       53,998
.........................................................................................................................
            30,000   FRB Ser. 03-W5, Class MV6, 4.891s, 2033                                                      25,314
.........................................................................................................................
            30,000   FRB Ser. 03-W6, Class M3, 4.641s, 2034                                                       23,996
.........................................................................................................................
                     Asset Backed Funding Corp. NIM
                     Trust 144A
.........................................................................................................................
            38,706   Ser. 03-OPT1, Class NOTE, 6.9s, 2033                                                         38,706
.........................................................................................................................
            26,989   Ser. 03-WF1, Class N1, 8.35s, 2032                                                           26,989
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust
.........................................................................................................................
         2,156,443   Ser. 01-HE3, Class A, IO, 3.6s, 2031                                                         11,798
.........................................................................................................................
           976,000   Ser. 02-HE1, Class A, IO, 3.6s, 2032                                                         16,901
.........................................................................................................................
            72,000   FRB Ser. 02-HE3, Class M4, 4.163s, 2032                                                      65,680
.........................................................................................................................
            36,000   FRB Ser. 03-HE5, Class M5, 5.413s, 2033                                                      31,867
.........................................................................................................................
            59,000   FRB Ser. 03-HE6, Class M6, 5.141s, 2033                                                      51,786
.........................................................................................................................
            46,000   FRB Ser. 04-HE1, Class A3, 1.55s, 2034                                                       46,000
.........................................................................................................................
           129,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.123s, 2009                                                          128,229
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
         2,428,033   Ser. 03-X, Class A, IO, 1.36s, 2006                                                          38,697
.........................................................................................................................
           250,000   FRB Ser. 03-G, Class A1, 1.746s, 2039                                                       250,000
.........................................................................................................................
           271,000   FRN Ser. 03-F, Class A, 1.641s, 2034                                                        271,000
.........................................................................................................................
         9,002,000   Bayview Financial Asset Trust
                     Ser. 03-Z, Class A, IO, 0.85s, 2005                                                          57,106
.........................................................................................................................
                     Bayview Financial Asset Trust 144A
.........................................................................................................................
           112,717   FRB Ser. 03-SSRA, Class A, 1.841s, 2038                                                     112,649
.........................................................................................................................
           112,717   FRB Ser. 03-SSRA, Class M, 2.491s, 2038                                                     112,649
.........................................................................................................................
                     Bear Stearns Asset Backed Securities, Inc.
.........................................................................................................................
         1,083,000   Ser. 03-1, Class A, IO, 5s, 2005                                                             82,410
.........................................................................................................................
           509,000   Ser. 03-AC4, Class A, IO, 5s, 2006                                                           43,424
.........................................................................................................................
            88,000   FRB Ser. 03-3, Class A2, 1.731s, 2043                                                        88,000
.........................................................................................................................
           368,845   FRN Ser. 03-1, Class A1, 1.641s, 2042                                                       368,845
.........................................................................................................................
                     Capital One Multi-Asset Execution Trust
.........................................................................................................................
            13,000   FRB Ser. 02-C1, Class C1, 3.913s, 2010                                                       13,723
.........................................................................................................................
            97,000   FRN Ser. 03-C1, Class C1, 3.713s, 2011                                                      102,502
.........................................................................................................................
           314,041   CDC Mortgage Capital Trust
                     Ser. 02-HE2, Class A, IO, 5 1/4s, 2005                                                       15,555
.........................................................................................................................
           140,000   CDO Repackaging Trust Series 144A FRB
                     Ser. 03-2, Class A, 5.29s, 2008                                                             140,700
.........................................................................................................................
         2,296,712   Centex Home Equity Ser. 03-A, Class A,
                     IO, 4.469s, 2006                                                                            154,142
.........................................................................................................................
                     Chase Credit Card Master Trust
.........................................................................................................................
           200,000   FRB Ser. 02-2, Class C, 2.063s, 2007                                                        200,894
.........................................................................................................................
           115,000   FRN Ser. 01-1, Class C, 1.893s, 2007                                                        115,180
.........................................................................................................................
                     Chase Funding Net Interest Margin 144A
.........................................................................................................................
            19,180   Ser. 02-4A, Class Note, 8 1/2s, 2035                                                         19,156
.........................................................................................................................
            35,217   Ser. 03-1A, 8 3/4s, 2004                                                                     35,217
.........................................................................................................................
            45,252   Ser. 03-5A, Class NOTE, 5 3/4s, 2034                                                         45,224
.........................................................................................................................
           135,000   Citibank Credit Card Issuance Trust
                     FRN Ser. 01-C1, Class C1, 2.23s, 2010                                                       136,898
.........................................................................................................................
           100,000   CNL Funding Ser. 99-1, Class A2,
                     7.645s, 2014                                                                                106,866
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
           338,000   Ser. 00-4, Class A6, 8.31s, 2032                                                            273,780
.........................................................................................................................
           150,000   Ser. 01-04, Class A4, 7.36s, 2019                                                           138,889
.........................................................................................................................
           984,200   Ser. 01-1, Class A, IO, 2 1/2s, 2032                                                         54,252
.........................................................................................................................
           411,000   Ser. 01-1, Class A5, 6.99s, 2032                                                            378,117
.........................................................................................................................
         2,096,700   Ser. 01-3, Class A, IO, 2 1/2s, 2033                                                        131,136
.........................................................................................................................
            57,000   Ser. 01-3, Class A3, 5.79s, 2024                                                             56,068
.........................................................................................................................
           935,716   Ser. 01-4, Class A, IO, 2 1/2s, 2033                                                         49,877
.........................................................................................................................
           163,378   Ser. 02-1, Class A, 6.681s, 2032                                                            166,164
.........................................................................................................................
           174,172   Ser. 02-2, Class A, IO, 8 1/2s, 2010                                                         53,389
.........................................................................................................................
           504,265   Ser. 02-A, Class A, IO, 7 1/4s, 2032                                                         14,342
.........................................................................................................................
           505,293   Conseco Recreational Enthusiast
                     Consumer Trust Ser. 01-A, Class AP,
                     IO, 5s, 2025                                                                                 16,617
.........................................................................................................................
            59,000   Countrywide Asset Backed Certificates
                     FRB Ser. 03-BC4, Class B, 4.641s, 2032                                                       58,502
.........................................................................................................................
            46,923   Countrywide Asset Backed Certificates
                     144A Ser. 03-5NF, Class NF, 6 3/4s,
                     2034                                                                                         46,867
.........................................................................................................................
            62,000   Encore Credit Corp. FRN Ser. 03-1,
                     Class B2, 5.141s, 2033                                                                       57,156
.........................................................................................................................
         2,070,000   Fannie Mae Ser. 03-T2, Class S1, IO,
                     3 3/4s, 2004                                                                                 55,643
.........................................................................................................................
           785,000   Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
                     Ser. T-40, Class S, IO, 2 1/2s, 2004                                                         12,634
.........................................................................................................................
                     First Franklin Mortgage Loan Asset
                     Backed Certificates
.........................................................................................................................
            57,000   Ser. 03-FF3, 4.119s, 2033                                                                    53,396
.........................................................................................................................
         1,450,000   Ser. 03-FF3, Class A, IO, 6s, 2005                                                           56,348
.........................................................................................................................
           784,000   Ser. 03-FFC, Class S, IO, 6s, 2005                                                           45,693
.........................................................................................................................
            46,000   FRB Ser. 03-FF5, Class M6, 4.64s, 2034                                                       42,651
.........................................................................................................................
            22,396   First Franklin NIM Trust Ser. 02-FF3,
                     Class Note, 7 3/4s, 2032                                                                     22,158
.........................................................................................................................
            52,197   First Plus 144A Ser. 98-A, Class A,
                     8 1/2s, 2023                                                                                 39,148
.........................................................................................................................
            50,636   Fremont NIM Trust 144A Ser. 03-B,
                     Class NOTE, 5.65s, 2033                                                                      50,625
.........................................................................................................................
            20,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 4,
                     4.37s, 2015 (Cayman Islands)                                                                 20,000
.........................................................................................................................
           330,000   Green Tree Financial Corp. Ser. 99-5,
                     Class A5, 7.86s, 2030                                                                       282,150
.........................................................................................................................
           180,000   Greenpoint Manufactured Housing
                     Ser. 99-5, Class A4, 7.59s, 2028                                                            181,606
.........................................................................................................................
                     GSAMP Trust
.........................................................................................................................
             9,687   Ser. 02-HE2N, Class Note, 8 1/4s, 2032                                                        9,701
.........................................................................................................................
            62,000   FRB Ser. 03-HE1, Class B2, 5.149s, 2033                                                      55,464
.........................................................................................................................
            58,000   FRB Ser. 03-HE2, Class B2, 5.141s, 2033                                                      51,403
.........................................................................................................................
            38,108   GSAMP Trust 144A Ser. 03-HE1N,
                     Class NOTE, 7 1/4s, 2033                                                                     38,072
.........................................................................................................................
                     Home Equity Asset Trust
.........................................................................................................................
           448,000   Ser. 02-5, Class B1, 4.891s, 2033                                                           447,998
.........................................................................................................................
            61,000   FRB Ser. 03-4, Class B3, 5.641s, 2033                                                        55,166
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
            82,782   Ser. 03-3N, Class A, 8s, 2033                                                                81,540
.........................................................................................................................
            34,005   Ser. 03-4N, Class A, 8s, 2033                                                                33,784
.........................................................................................................................
         1,102,000   Irwin Home Equity Ser. 03-B, Class A,
                     IO, 10s, 2005                                                                               175,803
.........................................................................................................................
           120,000   LNR CDO, Ltd. 144A FRB Ser. 03-1A,
                     Class EFL, 4.866s, 2036 (Cayman Islands)                                                    121,560
.........................................................................................................................
            38,491   Long Beach Asset Holdings Corp. NIM
                     Trust 144A Ser. 03-4, Class N1,
                     6.535s, 2033                                                                                 38,479
.........................................................................................................................
            53,000   Long Beach Mortgage Loan Trust FRB
                     Ser. 03-4, Class M6, 5.141s, 2033                                                            45,166
.........................................................................................................................
            65,750   Marriott Vacation Club Owner Trust 144A
                     FRB Ser. 02-1A, Class A1, 1.849s, 2010                                                       65,905
.........................................................................................................................
                     MBNA Credit Card Master Note Trust
.........................................................................................................................
           136,000   Ser. 02-C5, Class C5, 4.05s, 2008                                                           137,346
.........................................................................................................................
           153,000   FRB Ser. 01-C1, Class C1, 2.213s, 2008                                                      154,071
.........................................................................................................................
            62,000   Merrill Lynch Mortgage Investors, Inc.
                     FRB Ser. 03-OPT1, Class B3, 4.141s, 2034                                                     54,202
.........................................................................................................................
           143,682   Merit Securities Corp. FRB Ser. 11PA,
                     Class 3A1, 1.761s, 2027                                                                     137,183
.........................................................................................................................
           138,523   Mid-State Trust Ser. 11, Class B,
                     8.221s, 2038                                                                                130,212
.........................................................................................................................
                     Morgan Stanley ABS Capital I
.........................................................................................................................
            63,000   FRB Ser. 03-HE2, Class B3, 5.141s, 2033                                                      55,950
.........................................................................................................................
            62,000   FRB Ser. 03-NC10, Class B3, 4.891s, 2033                                                     54,121
.........................................................................................................................
            66,000   FRN Ser. 03-NC6, Class B3, 4.891s, 2033                                                      58,062
.........................................................................................................................
            69,688   Morgan Stanley ABS Capital I 144A
                     Ser. 03-NC9N, Class NOTE, 7.6s, 2033                                                         69,688
.........................................................................................................................
            67,000   Morgan Stanley Capital I FRB
                     Ser. 03-HE1, Class B3, 4.891s, 2033                                                          59,007
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
            25,000   FRN Ser. 01-NC4, Class B1, 3.641s, 2032                                                      23,575
.........................................................................................................................
            35,000   FRN Ser. 02-AM2, Class B1, 3.391s, 2032                                                      31,908
.........................................................................................................................
            55,000   FRN Ser. 02-HE1, Class B1, 2.941s, 2032                                                      53,629
.........................................................................................................................
                     New Century Home Equity Loan Trust
.........................................................................................................................
         1,388,000   Ser. 03-2, Class A, IO, 4 1/2s, 2005                                                         65,791
.........................................................................................................................
            69,000   Ser. 03-5, Class AI7, 5.15s, 2033                                                            68,946
.........................................................................................................................
            56,000   FRN Ser. 03-3, Class M6, 4.891s, 2033                                                        47,981
.........................................................................................................................
                     New Century Mortgage Corp. NIM
                     Trust 144A
.........................................................................................................................
            49,166   Ser. 03-5, Class NOTE, 8s, 2033                                                              49,665
.........................................................................................................................
            67,000   Ser. 03-B, Class NOTE, 6 1/2s, 2033                                                          67,000
.........................................................................................................................
             9,867   NovaStar Caps Trust Ser. 02-C1, Class A,
                     7.15s, 2031                                                                                   9,867
.........................................................................................................................
           235,610   Oakwood Mortgage Investors, Inc.
                     Ser. 01-E, Class A, IO, 6s, 2009                                                             46,639
.........................................................................................................................
           341,543   Ocwen Mortgage Loan Asset Backed
                     Certificates Ser. 99-OFS1, Class AV,
                     1.491s, 2029                                                                                341,437
.........................................................................................................................
                     Option One Mortgage Loan Trust
.........................................................................................................................
            63,000   FRB Ser. 03-5, Class M6, 4.641s, 2033                                                        55,858
.........................................................................................................................
            60,000   FRB Ser. 03-6, Class M6, 4.641s, 2033                                                        52,388
.........................................................................................................................
            50,000   FRN Ser. 03-3, Class M6, 4.641s, 2033                                                        44,723
.........................................................................................................................
            61,000   FRN Ser. 03-4, Class M6, 4.891s, 2033                                                        54,671
.........................................................................................................................
            39,910   Option One Mortgage Securities Corp.
                     144A Ser. 03-5, Class Note, 6.9s, 2033                                                       39,910
.........................................................................................................................
         5,355,333   Residential Asset Mortgage Products,
                     Inc. Ser. 03-RS1, Class A, IO, 1s, 2005                                                      44,380
.........................................................................................................................
                     Residential Asset Securities Corp.
.........................................................................................................................
           728,775   Ser. 01-KS3, Class A, IO, 5s, 2004                                                            5,580
.........................................................................................................................
           457,354   Ser. 02-KS4, Class AI, IO, 5s, 2004                                                          12,202
.........................................................................................................................
           152,796   Ser. 02-KS6, Class AIO, IO, 4 1/2s, 2005                                                      5,007
.........................................................................................................................
         3,162,923   Ser. 03-KS2, Class A, IO, 3 1/2s, 2005                                                       92,417
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
            63,057   Ser. 03-12A, Class A, 7.35s, 2033                                                            63,038
.........................................................................................................................
            60,060   Ser. 03-13A, Class A, 6 3/4s, 2033                                                           59,982
.........................................................................................................................
            40,314   Ser. 03-6A, Class A, 7s, 2033                                                                40,014
.........................................................................................................................
            34,344   SAIL Net Interest Margin Notes Ser. 03-4,
                     Class A, 7 1/2s, 2033 (Cayman Islands)                                                       34,306
.........................................................................................................................
            20,650   Sasco Arc Net Interest Margin Notes
                     Ser. 02-BC10, Class A, 7 3/4s, 2033                                                          20,462
.........................................................................................................................
            40,570   SHARP Ser. 03-NC1N, Class N,
                     7 1/4s, 2033                                                                                 40,608
.........................................................................................................................
            54,000   Specialty Underwriting & Residential
                     Finance FRB Ser. 03-BC4, Class B3,
                     4.141s, 2034                                                                                 47,429
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
           488,000   Ser. 03-BC10, Class A, IO, 6s, 2005                                                          23,481
.........................................................................................................................
         2,767,000   Ser. 03-BC11, Class A, IO, 6s, 2005                                                         163,327
.........................................................................................................................
           564,000   Ser. 03-BC12, Class A, IO, 6s, 2005                                                          32,225
.........................................................................................................................
           919,000   Ser. 03-BC13, Class A, IO, 6s, 2005                                                          52,509
.........................................................................................................................
            82,796   Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                          82,394
.........................................................................................................................
         2,453,732   Ser. 03-BC2, Class A, IO, 6s, 2005                                                          122,110
.........................................................................................................................
            65,000   Ser. 03-BC2, Class B, 7s, 2033                                                               61,698
.........................................................................................................................
           559,636   Ser. 03-BC4, Class A, IO, 6s, 2004                                                           20,622
.........................................................................................................................
         1,548,000   Ser. 03-BC6, Class A, IO, 6s, 2005                                                           68,369
.........................................................................................................................
            58,000   Ser. 03-BC7, Class B, 4.141s, 2033                                                           52,300
.........................................................................................................................
           452,000   Ser. 03-BC8, Class A, IO, 6s, 2005                                                           28,275
.........................................................................................................................
           576,000   Ser. 03-BC9, Class A, IO, 6s, 2005                                                           30,533
.........................................................................................................................
           125,000   FRB Ser. 03-BC10, Class B, 4.141s, 2033                                                     112,974
.........................................................................................................................
            63,000   FRB Ser. 03-BC13, Class M6, 4.118s, 2033                                                     53,550
.........................................................................................................................
            49,000   FRB Ser. 03-BC6, Class B, 4.141s, 2033                                                       44,871
.........................................................................................................................
         1,771,194   Structured Asset Securities Corp.
                     Ser. 03-BC2, Class A, IO, 8s, 2005                                                           99,846
.........................................................................................................................
           239,530   Structured Asset Securities Corp. 144A
                     FRN Ser. 03-NP3, Class A1, 1.619s, 2033                                                     239,530
.........................................................................................................................
           100,000   TIAA Commercial Real Estate
                     Securitization Ser. 02-1A, Class III,
                     FRN, 7.6s, 2037 (Cayman Islands)                                                            105,871
.........................................................................................................................
            22,000   Whole Auto Loan Trust Ser. 03-1,
                     Class C, 3.13s, 2010                                                                         21,914
.........................................................................................................................
           134,000   Whole Auto Loan Trust 144A Ser. 03-1,
                     Class D, 6s, 2010                                                                           133,477
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $12,551,630)                                                                      $12,062,963
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
             2,908   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                        $162,848
.........................................................................................................................
             1,300   Hartford Financial Services Group, Inc.
                     (The) $3.50 cv. pfd.                                                                         78,813
.........................................................................................................................
             2,921   Hartford Financial Services Group,
                     Inc. (The) zero % cv. pfd.                                                                  171,974
.........................................................................................................................
             3,927   Xerox Corp. 6.25% cv. pfd.                                                                  509,528
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $749,210)                                                                            $923,163
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
            $7,200   CenterPoint Energy, Inc. cv. sub
                     notes FRN 2s, 2029                                                                         $230,933
.........................................................................................................................
           110,000   Freeport-McMoRan Copper & Gold, Inc.
                     cv. sr. notes 7s, 2011                                                                      180,950
.........................................................................................................................
             3,000   Millicom International Cellular SA 144A
                     cv. bonds 2s, 2006 (Luxembourg) (PIK)                                                        16,800
.........................................................................................................................
           120,000   Rite Aid Corp. cv. notes 4 3/4s, 2006                                                       143,250
.........................................................................................................................
           248,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                          265,670
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $734,157)                                                                            $837,603
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (0.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                            Rating (RAT)           Value
.........................................................................................................................
          $160,000   IL State G.O. Bonds, 5.1s, 6/1/33                                               Aa3        $147,115
.........................................................................................................................
            50,000   NJ State Tpk. Auth. Rev. Bonds,
                     Ser. B, AMBAC, 4.252s, 1/1/16                                                   Aaa          47,788
.........................................................................................................................
            55,000   OR State G.O. Bonds (Taxable
                     Pension), 5.892s, 6/1/27                                                        Aa3          57,230
------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                     (cost $265,000)                                                                            $252,133
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
                70   Pliant Corp. 144A                                                            6/1/10              $1
.........................................................................................................................
                30   Solutia, Inc. 144A                                                          7/15/09               1
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $5,131)                                                                                    $2
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (16.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $4,983,999   Short-term investments held as
                     collateral for loaned securities with yields
                     ranging from 0.73% to 1.10% and due
                     dates ranging from January 2, 2004 to
                     January 16, 2004 (d)                                                                     $4,983,828
.........................................................................................................................
        70,986,095   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    70,986,095
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $75,969,923)                                                                      $75,969,923
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $431,472,755)                                                                    $481,344,582
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2003: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Australia                                                                 0.8%
...............................................................................
Bermuda                                                                   0.9
...............................................................................
Canada                                                                    1.4
...............................................................................
France                                                                    1.6
...............................................................................
Germany                                                                   0.9
...............................................................................
Italy                                                                     0.6
...............................................................................
Japan                                                                     2.4
...............................................................................
Netherlands                                                               0.8
...............................................................................
Switzerland                                                               1.3
...............................................................................
United Kingdom                                                            3.8
...............................................................................
United States                                                            82.8
...............................................................................
Other                                                                     2.7
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $43,973,826)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Australian Dollar         $14,799,470  $14,127,538     3/17/04       $671,932
...............................................................................
British Pound               9,695,328    9,455,366     3/17/04        239,962
...............................................................................
Canadian Dollar             1,130,932    1,101,392     3/17/04         29,540
...............................................................................
Danish Krone                  448,430      429,404     3/17/04         19,026
...............................................................................
Euro                        3,443,359    3,384,521     3/17/04         58,838
...............................................................................
Hong Kong Dollar              297,154      297,147     3/17/04              7
...............................................................................
Japanese Yen               11,018,642   10,872,143     3/17/04        146,499
...............................................................................
New Zealand Dollar             50,770       50,083     3/17/04            687
...............................................................................
Norwegian Krone               494,602      487,827     3/17/04          6,775
...............................................................................
Singapore Dollar              248,728      245,492     3/17/04          3,236
...............................................................................
Swedish Krona               1,337,752    1,274,974     3/17/04         62,778
...............................................................................
Swiss Franc                 2,276,455    2,247,939     3/17/04         28,516
------------------------------------------------------------------------------
                                                                   $1,267,796
------------------------------------------------------------------------------


Forward Currency Contracts to Sell At December 31, 2003
(aggregate face value $45,831,338)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
Australian Dollar           1,522,247    1,442,894     3/17/04       $(79,353)
...............................................................................
British Pound               7,060,792    6,727,692     3/17/04       (333,100)
...............................................................................
Canadian Dollar             6,008,672    5,944,413     3/17/04        (64,259)
...............................................................................
Euro                       21,802,989   20,955,835     3/17/04       (847,154)
...............................................................................
Japanese Yen                2,906,401    2,865,758     3/17/04        (40,643)
...............................................................................
Swedish Krona               1,157,253    1,132,206     3/17/04        (25,047)
...............................................................................
Swiss Franc                 6,994,377    6,762,540     3/17/04       (231,837)
------------------------------------------------------------------------------
                                                                  $(1,621,393)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Interest Rate
Swap 10 Yr (Long)          $1,865,219   $1,855,463      Mar-04         $9,756
...............................................................................
Dow Jones Euro Stoxx
50 Index (Short)            7,028,333    6,939,331      Mar-04        (89,002)
...............................................................................
Russell 2000 Index
(Short)                    59,341,800   56,972,087      Mar-04     (2,369,713)
...............................................................................
S&P 500 Index
(Long)                     60,250,050   57,467,260      Mar-04      2,782,790
...............................................................................
S&P 500 Index
(Short)                     1,388,250    1,323,291      Mar-04        (64,959)
...............................................................................
S&P ASX 200 Index
(Short)                     3,174,734    3,125,475      Mar-04        (49,259)
...............................................................................
Tokyo Price Index
(Long)                      5,364,476    5,113,167      Mar-04        251,309
...............................................................................
U.K. Gilt 10 yr
(Long)                     20,389,955   19,929,117      Mar-04        460,838
...............................................................................
U.S. Treasury Bond
20 yr (Long)               $4,153,875   $4,156,267      Mar-04         (2,392)
...............................................................................
U.S. Treasury Note
10 yr (Long)               20,544,609   20,446,226      Mar-04         98,383
...............................................................................
U.S. Treasury Note
10 yr (Short)              20,320,078   20,287,879      Mar-04        (32,199)
...............................................................................
U.S. Treasury Note
5 yr (Short)               11,385,750   11,288,519      Mar-04        (97,231)
...............................................................................
U.S. Treasury Note
2 yr (Short)                  428,094      426,429      Mar-04         (1,665)
------------------------------------------------------------------------------
                                                                     $896,656
------------------------------------------------------------------------------


Tba Sales Commitments at December 31, 2003
(proceeds receivable $3,542,108)
------------------------------------------------------------------------------
                                         Principal  Settlement
Agency                                      Amount        Date          Value
...............................................................................
FNMA, 5 1/2s, January 1, 2019           $3,433,000     1/20/04     $3,556,375
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Interest Rate Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                          Notional Termination   Appreciation/
                                            Amount        Date  (Depreciation)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 5, 2003 to receive
semi-annually the notional amount
multiplied by 2.23762% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                          $2,465,000     12/9/05         $7,428
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 4.710% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             482,000    12/15/13         (3,346)
...............................................................................
Agreement with Bank of America,
N.A. dated December 2, 2003 to
receive semi-annually the notional
amount multiplied by 2.444% and
pay quarterly the notional amount
multiplied by the three month
USD LIBOR.                                 289,000     12/5/05          2,149
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 12, 2003 to pay
semi-annually the notional amount
multiplied by 4.579% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             240,000    12/16/13            939
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to pay
semi-annually the notional amount
multiplied by 4.64101% and
receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                       137,000    12/11/13           (205)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 11, 2003 to pay
semi-annually the notional amount
multiplied by 2.235% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA.                             115,000    12/15/05           (304)
...............................................................................
Agreement with Bank of America,
N.A. dated December 12, 2003 to
pay semi-annually the notional
amount multiplied by 2.1125% and
receive quarterly the notional
amount multiplied by the three
month USD LIBOR.                            77,000    12/16/05            (20)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
August 1, 2003 to receive
semi-annually the notional amount
multiplied by 3.93% and pay
quarterly the notional amount
multiplied by the three month
USD LIBOR.                               5,300,000      8/5/08        173,235
------------------------------------------------------------------------------
                                                                     $179,876
------------------------------------------------------------------------------

Total Return Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                          Notional Termination     Unrealized
                                            Amount        Date   Appreciation
...............................................................................
Agreement with Citigroup Global
Markets Limited dated
October 30, 2003 to receive (pay)
monthly the notional amount
multiplied by the total rate of
return of the Citigroup non USD
World Government Bond Index
and pay monthly the notional
amount multiplied by the one
month USD-Libor adjusted by a
specified spread                       $22,398,101     1/31/05       $177,288
...............................................................................
Agreement with Merrill Lynch
Capital Services, Inc. dated
June 13, 2003 to pay quarterly
the notional amount multiplied
by the three month USD-LIBOR
adjusted by a specified spread
and receive/(pay) quarterly the
notional amount multiplied by the
return of the Merrill Lynch US
High Yield Cash Pay Index                  716,213      1/2/09         40,511
...............................................................................
Agreement with Deutsche Bank
AG dated October 24, 2003 to
receive (pay) at maturity the
notional amount multiplied by the
return of the Lehman Brothers
US Corporate High Yield Index
and pay at maturity the notional
amount multiplied by the ten
month USD LIBOR adjusted by a
specified spread                         1,749,736      9/1/04         64,647
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
November 25, 2003 to receive(pay)
at maturity the notional amount
multiplied by the total rate of
return of the Lehman U.S. High
Yield Index and pay at maturity
the notional amount multiplied by
the seven month USD-Libor
adjusted by a specified spread             500,251      7/1/04        $11,287
...............................................................................
Agreement with Deutsche Bank
AG dated September 30, 2003 to
receive (pay) at maturity the
notional amount multiplied by the
return of the Lehman Brothers US
Corporate High Yield Index and
pay at maturity the notional
amount multiplied by the eight
month USD LIBOR adjusted by
a specified spread                       1,300,050      6/1/04         74,099
------------------------------------------------------------------------------
                                                                     $367,832
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2003
(premiums paid $202,526)
------------------------------------------------------------------------------
                                                      Notional
                                                        Amount          Value
...............................................................................
Agreement with JP Morgan Securities, Inc.
with effective dates ranging from October 14,
2003 through November 4, 2003, maturing on
June 20, 2008, to pay premiums ranging from
12.31% to 14.02% times the notional amount.
For each credit default event related to one of
the issues within the Tracer HYDI BB 320,
6/20/2008 Bond Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the defaulted issue          $675,000        $56,498
...............................................................................
Agreement with Goldman Sachs with effective
dates ranging from October 22, 2003 through
November 5, 2003, maturing on June 20, 2008, to
pay premiums ranging from 13.40% to 13.96%
times the notional amount. For each credit default
event related to one of the issues within the
Tracer HYDI BB 320, 6/20/2008 Bond Index, the
fund receives a payment of the proportional
notional amount times the difference between
the par value and the then-market value of the
defaulted issue                                        840,000         58,485
------------------------------------------------------------------------------
                                                                     $114,983
------------------------------------------------------------------------------

Credit Default Contracts Outstanding at December 31, 2003
(premiums received $101,569)
------------------------------------------------------------------------------
                                                      Notional
                                                        Amount          Value
...............................................................................
Agreement with Merrill Lynch International
effective December 19, 2003, maturing on
March 20, 2014 to receive a premium equal to
6.20% times the notional amount. For each credit
default event related to one of the 100 issues
within the TRACER 100, 03/20/2014 Bond Index,
the fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of the
defaulted issue                                     $1,500,000        $96,000
...............................................................................
Agreement with Merrill Lynch International
effective June 26, 2003, maturing on
September 20, 2008, to receive a premium equal
to 11.09% times the notional amount. Upon a
credit default event of The Gap, Inc. 5.75% due
3/15/09 the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market
value of The Gap, Inc. 5.75%, 2009                      60,000          2,394
...............................................................................
Agreement with Merrill Lynch International
effective May 1, 2003, maturing on June 20, 2008,
to receive a premium equal to 7.80% times the
notional amount. Upon a credit default event of
Liberty Media Corp 7.875% due 7/15/09 the
fund makes a payment of the proportional notional
amount times the difference between the par
value and the then-market value of Liberty
Media Corp 7.875%, 2009                                 25,000          1,065
------------------------------------------------------------------------------
                                                                      $99,459
------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Global Equity Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (97.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (1.3%)
.........................................................................................................................
           127,100   Boeing Co. (The)                                                                         $5,355,994
.........................................................................................................................
            79,100   Lockheed Martin Corp.                                                                     4,065,740
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,421,734
------------------------------------------------------------------------------------------------------------------------
Airlines (0.8%)
.........................................................................................................................
           376,400   Southwest Airlines Co.                                                                    6,075,096
------------------------------------------------------------------------------------------------------------------------
Automotive (1.5%)
.........................................................................................................................
           132,920   Bayerische Motoren Werke (BMW) AG
                     (Germany)                                                                                 6,193,759
.........................................................................................................................
             8,755   Porsche AG (Preferred) (Germany)                                                          5,178,196
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,371,955
------------------------------------------------------------------------------------------------------------------------
Banking (11.8%)
.........................................................................................................................
           230,796   Allied Irish Banks PLC (Ireland)                                                          3,696,422
.........................................................................................................................
           392,958   Bank of New York Co., Inc. (The)                                                         13,014,769
.........................................................................................................................
            48,200   Comerica, Inc.                                                                            2,702,092
.........................................................................................................................
           127,900   Commerce Bancorp, Inc.                                                                    6,737,772
.........................................................................................................................
           204,200   Fifth Third Bancorp                                                                      12,068,220
.........................................................................................................................
         4,654,201   Grupo Financiero BBVA Bancomer SA
                     de CV (Mexico) (NON)                                                                      3,977,773
.........................................................................................................................
         1,112,845   HSBC Holdings PLC (United Kingdom)                                                       17,490,672
.........................................................................................................................
           151,368   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                          4,460,065
.........................................................................................................................
            98,700   State Street Corp.                                                                        5,140,296
.........................................................................................................................
           529,000   U.S. Bancorp                                                                             15,753,620
.........................................................................................................................
           122,686   Unibanco-Uniao de Bancos Brasileiros
                     SA GDR (Brazil)                                                                           3,061,016
------------------------------------------------------------------------------------------------------------------------
                                                                                                              88,102,717
------------------------------------------------------------------------------------------------------------------------
Beverage (0.3%)
.........................................................................................................................
            90,331   Interbrew (Belgium)                                                                       2,410,472
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.9%)
.........................................................................................................................
           140,000   Amgen, Inc. (NON)                                                                         8,652,000
.........................................................................................................................
            96,800   Biogen Idec, Inc. (NON)                                                                   3,560,304
.........................................................................................................................
            35,800   Genzyme Corp. (NON)                                                                       1,766,372
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,978,676
------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.2%)
.........................................................................................................................
           344,740   Mediaset SpA (Italy)                                                                      4,095,360
.........................................................................................................................
            77,408   Societe Television Francaise I (France)                                                   2,702,100
.........................................................................................................................
           216,800   Viacom, Inc. Class B                                                                      9,621,584
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,419,044
------------------------------------------------------------------------------------------------------------------------
Cable Television (1.0%)
.........................................................................................................................
           225,900   Comcast Corp. Class A (NON)                                                               7,425,333
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
.........................................................................................................................
            29,280   BASF AG (Germany)                                                                         1,652,394
.........................................................................................................................
           241,318   Reliance Industries, Ltd. (Poland) (NON)                                                  3,033,016
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,685,410
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.4%)
.........................................................................................................................
            74,600   eBay, Inc. (NON)                                                                          4,818,414
.........................................................................................................................
            93,000   SECOM Co., Ltd. (Japan)                                                                   3,472,093
.........................................................................................................................
           436,890   Securitas AB Class B (Sweden)                                                             5,893,000
.........................................................................................................................
            81,200   Yahoo!, Inc. (NON)                                                                        3,667,804
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,851,311
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.7%)
.........................................................................................................................
           400,300   Nokia OYJ ADR (Finland)                                                                   6,805,100
.........................................................................................................................
           113,300   QUALCOMM, Inc.                                                                            6,110,269
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,915,369
------------------------------------------------------------------------------------------------------------------------
Computers (1.2%)
.........................................................................................................................
         2,608,000   Compal Electronics, Inc. (Taiwan)                                                         3,576,290
.........................................................................................................................
            35,530   NCSoft Corp. (South Korea) (NON)                                                          1,968,917
.........................................................................................................................
           168,900   Network Appliance, Inc. (NON)                                                             3,467,517
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,012,724
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.2%)
.........................................................................................................................
             1,613   Berkshire Hathaway, Inc. Class B (NON)                                                    4,540,595
.........................................................................................................................
           439,212   Tyco International, Ltd. (Bermuda)                                                       11,639,118
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,179,713
------------------------------------------------------------------------------------------------------------------------
Construction (0.7%)
.........................................................................................................................
            93,700   Cemex SA de CV ADR (Mexico)                                                               2,454,940
.........................................................................................................................
           624,198   Rinker Group, Ltd. (Australia)                                                            3,080,274
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,535,214
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.9%)
.........................................................................................................................
           111,600   Capital One Financial Corp.                                                               6,839,964
.........................................................................................................................
           107,500   Credit Saison Co., Ltd. (Japan)                                                           2,428,131
.........................................................................................................................
           499,300   MBNA Corp.                                                                               12,407,605
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,675,700
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.8%)
.........................................................................................................................
            80,500   Colgate-Palmolive Co.                                                                     4,029,025
.........................................................................................................................
           409,200   Reckitt Benckiser PLC (United Kingdom)                                                    9,258,913
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,287,938
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.6%)
.........................................................................................................................
           225,744   Iberdrola SA (Spain)                                                                      4,461,026
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.6%)
.........................................................................................................................
            55,340   Siemens AG (Germany)                                                                      4,452,556
------------------------------------------------------------------------------------------------------------------------
Electronics (4.7%)
.........................................................................................................................
            25,000   FUNAI Electric Co., Ltd. (Japan)                                                          3,432,425
.........................................................................................................................
            66,200   Kyocera Corp. (Japan)                                                                     4,411,686
.........................................................................................................................
            72,500   Murata Manufacturing Co., Ltd. (Japan)                                                    3,918,004
.........................................................................................................................
           180,000   Omron Corp. (Japan)                                                                       3,654,097
.........................................................................................................................
            25,070   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             9,493,342
.........................................................................................................................
            80,100   SanDisk Corp. (NON)                                                                       4,897,314
.........................................................................................................................
           198,865   STMicroelectronics NV (Switzerland)                                                       5,391,956
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,198,824
------------------------------------------------------------------------------------------------------------------------
Financial (4.3%)
.........................................................................................................................
           317,172   Citigroup, Inc.                                                                          15,395,529
.........................................................................................................................
           289,200   Freddie Mac                                                                              16,866,144
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,261,673
------------------------------------------------------------------------------------------------------------------------
Food (2.0%)
.........................................................................................................................
            82,200   Krispy Kreme Doughnuts, Inc. (NON)                                                        3,008,520
.........................................................................................................................
            46,806   Nestle SA (Switzerland)                                                                  11,699,607
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,708,127
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.3%)
.........................................................................................................................
            72,900   Aracruz Celulose SA ADR (Brazil)                                                          2,554,416
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.7%)
.........................................................................................................................
            99,500   Harrah's Entertainment, Inc.                                                              4,952,115
------------------------------------------------------------------------------------------------------------------------
Health Care Services (0.6%)
.........................................................................................................................
            29,800   Cardinal Health, Inc.                                                                     1,822,568
.........................................................................................................................
            36,900   Express Scripts, Inc. Class A (NON)                                                       2,451,267
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,273,835
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.4%)
.........................................................................................................................
            30,300   Lennar Corp.                                                                              2,908,800
------------------------------------------------------------------------------------------------------------------------
Insurance (4.4%)
.........................................................................................................................
           297,574   Aegon NV (Netherlands)                                                                    4,401,924
.........................................................................................................................
           166,500   American International Group, Inc.                                                       11,035,620
.........................................................................................................................
         3,676,000   Cathay Financial Holding Co., Ltd. (Taiwan)                                               5,528,635
.........................................................................................................................
            46,973   Muenchener Rueckversicherungs-
                     Gesellschaft AG (Germany)                                                                 5,735,389
.........................................................................................................................
            42,900   Radian Group, Inc.                                                                        2,091,375
.........................................................................................................................
            56,550   XL Capital, Ltd. Class A (Bermuda)                                                        4,385,453
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,178,396
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.6%)
.........................................................................................................................
           336,500   Charles Schwab Corp. (The)                                                                3,984,160
.........................................................................................................................
           109,200   JPMorgan Chase & Co.                                                                      4,010,916
.........................................................................................................................
           653,000   Nikko Securities Co., Ltd. (Japan)                                                        3,638,613
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,633,689
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.2%)
.........................................................................................................................
            48,110   SKF AB Class B (Sweden)                                                                   1,859,828
------------------------------------------------------------------------------------------------------------------------
Medical Technology (1.3%)
.........................................................................................................................
            37,400   Inamed Corp. (NON)                                                                        1,797,444
.........................................................................................................................
           121,900   Medtronic, Inc.                                                                           5,925,559
.........................................................................................................................
            28,500   Varian Medical Systems, Inc. (NON)                                                        1,969,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,692,353
------------------------------------------------------------------------------------------------------------------------
Metals (1.5%)
.........................................................................................................................
           971,508   BHP Billiton PLC (United Kingdom)                                                         8,486,791
.........................................................................................................................
            50,900   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                              2,977,650
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,464,441
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
           943,000   Tokyo Gas Co., Ltd. (Japan)                                                               3,362,199
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.7%)
.........................................................................................................................
           107,000   Canon, Inc. (Japan)                                                                       4,983,480
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (7.9%)
.........................................................................................................................
           966,630   BP PLC (United Kingdom)                                                                   7,838,551
.........................................................................................................................
           118,990   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                  6,020,415
.........................................................................................................................
         2,176,500   CNOOC, Ltd. (Hong Kong)                                                                   4,261,819
.........................................................................................................................
           134,105   EnCana Corp. (Canada)                                                                     5,293,618
.........................................................................................................................
           168,200   Petroleo Brasileiro SA ADR (Brazil)                                                       4,918,168
.........................................................................................................................
           145,454   Total SA Class B (France)                                                                27,037,883
.........................................................................................................................
            82,946   YUKOS ADR (Russia)                                                                        3,483,732
------------------------------------------------------------------------------------------------------------------------
                                                                                                              58,854,186
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (9.4%)
.........................................................................................................................
            31,200   Allergan, Inc.                                                                            2,396,472
.........................................................................................................................
           283,666   AstraZeneca PLC (United Kingdom)                                                         13,608,786
.........................................................................................................................
            40,100   Eli Lilly Co.                                                                             2,820,233
.........................................................................................................................
           141,050   Forest Laboratories, Inc. (NON)                                                           8,716,890
.........................................................................................................................
           376,574   GlaxoSmithKline PLC (United Kingdom)                                                      8,628,546
.........................................................................................................................
           153,100   Johnson & Johnson                                                                         7,909,146
.........................................................................................................................
           572,640   Pfizer, Inc.                                                                             20,231,371
.........................................................................................................................
            54,643   Roche Holding AG (Switzerland)                                                            5,514,249
.........................................................................................................................
            33,800   Terumo Corp. (Japan)                                                                        641,992
------------------------------------------------------------------------------------------------------------------------
                                                                                                              70,467,685
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.5%)
.........................................................................................................................
           289,350   Xerox Corp. (NON)                                                                         3,993,030
------------------------------------------------------------------------------------------------------------------------
Publishing (0.5%)
.........................................................................................................................
           275,839   Reed Elsevier NV (Netherlands)                                                            3,426,427
------------------------------------------------------------------------------------------------------------------------
Railroads (0.3%)
.........................................................................................................................
            30,100   Canadian National Railway Co.
                     (Toronto Exchange) (Canada)                                                               1,904,728
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.2%)
.........................................................................................................................
           219,000   Sun Hung Kai Properties, Ltd.
                     (Hong Kong)                                                                               1,812,634
------------------------------------------------------------------------------------------------------------------------
Retail (3.9%)
.........................................................................................................................
            80,390   AutoZone, Inc. (NON)                                                                      6,850,032
.........................................................................................................................
         2,129,208   Dixons Group PLC (United Kingdom)                                                         5,297,978
.........................................................................................................................
            68,531   Kohl's Corp. (NON)                                                                        3,079,783
.........................................................................................................................
           102,580   Lowe's Companies, Inc.                                                                    5,681,906
.........................................................................................................................
            70,500   Rent-A-Center, Inc. (NON)                                                                 2,106,540
.........................................................................................................................
           194,600   TJX Cos., Inc. (The)                                                                      4,290,930
.........................................................................................................................
           711,511   Wal-Mart de Mexico SA de CV Ser. V
                     (Mexico)                                                                                  2,028,907
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,336,076
------------------------------------------------------------------------------------------------------------------------
Software (5.2%)
.........................................................................................................................
            55,300   KONAMI Corp. (Japan)                                                                      1,610,379
.........................................................................................................................
           868,800   Microsoft Corp. (SEG)                                                                    23,926,752
.........................................................................................................................
           238,400   Siebel Systems, Inc. (NON)                                                                3,306,608
.........................................................................................................................
           138,500   Symantec Corp. (NON)                                                                      4,799,025
.........................................................................................................................
           397,563   T-Online International AG (Germany) (NON)                                                 5,139,009
------------------------------------------------------------------------------------------------------------------------
                                                                                                              38,781,773
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.8%)
.........................................................................................................................
            87,239   Accenture, Ltd. Class A (Bermuda) (NON)                                                   2,296,130
.........................................................................................................................
           124,800   Checkfree Corp. (NON)                                                                     3,450,720
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,746,850
------------------------------------------------------------------------------------------------------------------------
Telecommunications (5.8%)
.........................................................................................................................
            90,700   America Movil SA de CV ADR Ser. L
                     (Mexico)                                                                                  2,479,738
.........................................................................................................................
           207,550   Deutsche Telekom AG (Germany) (NON)                                                       3,805,719
.........................................................................................................................
            88,620   KT Corp. (South Korea)                                                                    3,318,599
.........................................................................................................................
             4,928   NTT DoCoMo, Inc. (Japan)                                                                 11,177,002
.........................................................................................................................
            18,334   SK Telecom Co., Ltd. (South Korea)                                                        3,063,364
.........................................................................................................................
           225,730   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L (Mexico)                                                                      7,455,862
.........................................................................................................................
         4,857,739   Vodafone Group PLC (United Kingdom)                                                      12,043,731
------------------------------------------------------------------------------------------------------------------------
                                                                                                              43,344,015
------------------------------------------------------------------------------------------------------------------------
Tobacco (3.3%)
.........................................................................................................................
           175,567   Altadis SA (Spain)                                                                        4,981,670
.........................................................................................................................
           285,530   Altria Group, Inc.                                                                       15,538,543
.........................................................................................................................
            64,500   R.J. Reynolds Tobacco Holdings, Inc.                                                      3,750,675
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,270,888
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.7%)
.........................................................................................................................
           180,948   Veolia Environnement (France)                                                             4,860,521
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $642,726,912)                                                                    $725,092,977
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $16,491,051   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10% and
                     due dates ranging from January 2, 2004
                     to January 16, 2004 (d)                                                                 $16,490,488
.........................................................................................................................
        20,877,463   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    20,877,463
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $37,367,951)                                                                      $37,367,951
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $680,094,863)                                                                    $762,460,928
------------------------------------------------------------------------------------------------------------------------


DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2003: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Bermuda                                                                   2.4%
...............................................................................
Brazil                                                                    1.8
...............................................................................
Canada                                                                    1.7
...............................................................................
Finland                                                                   0.9
...............................................................................
France                                                                    4.5
...............................................................................
Germany                                                                   4.2
...............................................................................
Hong Kong                                                                 0.8
...............................................................................
Italy                                                                     0.5
...............................................................................
Japan                                                                     6.1
...............................................................................
Mexico                                                                    2.4
...............................................................................
Netherlands                                                               1.0
...............................................................................
South Korea                                                               2.3
...............................................................................
Spain                                                                     1.2
...............................................................................
Sweden                                                                    1.0
...............................................................................
Switzerland                                                               3.0
...............................................................................
Taiwan                                                                    1.2
...............................................................................
United Kingdom                                                           11.4
...............................................................................
United States                                                            46.4
...............................................................................
Other                                                                     7.2
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $3,857,157)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Australian Dollar          $4,069,286   $3,857,157     3/17/04       $212,129
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2003
(aggregate face value $3,868,080)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
Australian Dollar          $4,069,286   $3,868,080     3/17/04      $(201,206)
------------------------------------------------------------------------------



Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Dow Jones Euro
STOXX 50 (Long)            $2,713,911   $2,680,409    Mar-2004        $33,502
...............................................................................
New Financial Times
Stock Exchange 100
Index (Long)                2,238,735    2,188,353    Mar-2004         50,382
...............................................................................
S&P 500 Index
(Long)                      8,607,150    8,333,290    Mar-2004        273,860
...............................................................................
Tokyo Price Index
(Long)                      1,755,647    1,673,400    Mar-2004         82,247
------------------------------------------------------------------------------
                                                                     $439,991
------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Growth and Income Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (2.9%)
.........................................................................................................................
         1,413,559   Boeing Co. (The)                                                                        $59,567,376
.........................................................................................................................
           692,478   Lockheed Martin Corp.                                                                    35,593,369
.........................................................................................................................
           178,329   Northrop Grumman Corp.                                                                   17,048,252
.........................................................................................................................
           874,808   Raytheon Co.                                                                             26,279,232
.........................................................................................................................
           220,000   Rockwell Collins, Inc.                                                                    6,606,600
.........................................................................................................................
           248,500   United Technologies Corp.                                                                23,550,345
------------------------------------------------------------------------------------------------------------------------
                                                                                                             168,645,174
------------------------------------------------------------------------------------------------------------------------
Airlines (0.5%)
.........................................................................................................................
         1,658,587   Southwest Airlines Co.                                                                   26,769,594
------------------------------------------------------------------------------------------------------------------------
Automotive (0.4%)
.........................................................................................................................
           609,100   Delphi Corp.                                                                              6,218,911
.........................................................................................................................
           238,500   Ford Motor Co.                                                                            3,816,000
.........................................................................................................................
           194,481   Lear Corp.                                                                               11,927,520
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,962,431
------------------------------------------------------------------------------------------------------------------------
Banking (11.2%)
.........................................................................................................................
         1,394,041   Bank of America Corp.                                                                   112,122,718
.........................................................................................................................
         1,964,793   Bank of New York Co., Inc. (The)                                                         65,073,944
.........................................................................................................................
           207,900   Bank One Corp.                                                                            9,478,161
.........................................................................................................................
           724,474   Fifth Third Bancorp                                                                      42,816,413
.........................................................................................................................
            16,742   First Tennessee National Corp.                                                              738,322
.........................................................................................................................
           635,527   FleetBoston Financial Corp.                                                              27,740,754
.........................................................................................................................
           143,400   M&T Bank Corp.                                                                           14,096,220
.........................................................................................................................
           532,941   National City Corp.                                                                      18,088,018
.........................................................................................................................
            93,800   Northern Trust Corp.                                                                      4,354,196
.........................................................................................................................
           178,598   Sovereign Bancorp, Inc.                                                                   4,241,703
.........................................................................................................................
           674,664   State Street Corp.                                                                       35,136,501
.........................................................................................................................
           469,500   Synovus Financial Corp.                                                                  13,577,940
.........................................................................................................................
         3,893,257   U.S. Bancorp                                                                            115,941,193
.........................................................................................................................
           481,801   Wachovia Corp.                                                                           22,447,109
.........................................................................................................................
         1,155,359   Washington Mutual, Inc.                                                                  46,353,003
.........................................................................................................................
         1,866,005   Wells Fargo & Co.                                                                       109,889,034
.........................................................................................................................
           128,315   Zions Bancorp.                                                                            7,869,559
------------------------------------------------------------------------------------------------------------------------
                                                                                                             649,964,788
------------------------------------------------------------------------------------------------------------------------
Beverage (2.1%)
.........................................................................................................................
            88,700   Anheuser-Busch Cos., Inc.                                                                 4,672,716
.........................................................................................................................
         1,765,653   Coca-Cola Co. (The)                                                                      89,606,890
.........................................................................................................................
           998,102   Coca-Cola Enterprises, Inc.                                                              21,828,491
.........................................................................................................................
           235,178   Pepsi Bottling Group, Inc. (The)                                                          5,686,604
------------------------------------------------------------------------------------------------------------------------
                                                                                                             121,794,701
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.8%)
.........................................................................................................................
         1,413,700   Masco Corp.                                                                              38,749,517
.........................................................................................................................
           140,300   Vulcan Materials Co.                                                                      6,674,071
------------------------------------------------------------------------------------------------------------------------
                                                                                                              45,423,588
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.1%)
.........................................................................................................................
           147,600   Comcast Corp. Class A (NON)                                                               4,851,612
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.5%)
.........................................................................................................................
           250,600   Avery Dennison Corp.                                                                     14,038,612
.........................................................................................................................
         1,600,561   Dow Chemical Co. (The)                                                                   66,535,321
.........................................................................................................................
           505,400   E.I. du Pont de Nemours & Co.                                                            23,192,806
.........................................................................................................................
           320,236   Hercules, Inc. (NON)                                                                      3,906,879
.........................................................................................................................
           608,218   PPG Industries, Inc.                                                                     38,938,116
------------------------------------------------------------------------------------------------------------------------
                                                                                                             146,611,734
------------------------------------------------------------------------------------------------------------------------
Coal (0.1%)
.........................................................................................................................
           106,790   Arch Coal, Inc.                                                                           3,328,644
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.1%)
.........................................................................................................................
           104,478   H&R Block, Inc.                                                                           5,784,947
------------------------------------------------------------------------------------------------------------------------
Computers (2.8%)
.........................................................................................................................
         6,028,929   Hewlett-Packard Co.                                                                     138,484,499
.........................................................................................................................
           124,250   Lexmark International, Inc. (NON)                                                         9,771,020
.........................................................................................................................
         3,147,200   Sun Microsystems, Inc. (NON)                                                             14,130,928
------------------------------------------------------------------------------------------------------------------------
                                                                                                             162,386,447
------------------------------------------------------------------------------------------------------------------------
Conglomerates (5.4%)
.........................................................................................................................
            16,040   Berkshire Hathaway, Inc. Class B (NON)                                                   45,152,600
.........................................................................................................................
         4,742,425   General Electric Co.                                                                    146,920,327
.........................................................................................................................
           770,370   Honeywell International, Inc.                                                            25,753,469
.........................................................................................................................
           252,745   Textron, Inc.                                                                            14,421,630
.........................................................................................................................
         3,243,095   Tyco International, Ltd. (Bermuda)                                                       85,942,018
------------------------------------------------------------------------------------------------------------------------
                                                                                                             318,190,044
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.5%)
.........................................................................................................................
           359,971   Capital One Financial Corp.                                                              22,062,623
.........................................................................................................................
           134,333   Countrywide Financial Corp.                                                              10,189,183
.........................................................................................................................
         2,070,363   MBNA Corp.                                                                               51,448,521
.........................................................................................................................
           281,500   Providian Financial Corp. (NON)                                                           3,276,660
------------------------------------------------------------------------------------------------------------------------
                                                                                                              86,976,987
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.4%)
.........................................................................................................................
           348,100   Colgate-Palmolive Co.                                                                    17,422,405
.........................................................................................................................
           332,710   Fortune Brands, Inc.                                                                     23,785,438
.........................................................................................................................
           316,000   Gillette Co. (The)                                                                       11,606,680
.........................................................................................................................
           315,000   Kimberly-Clark Corp.                                                                     18,613,350
.........................................................................................................................
           106,141   Newell Rubbermaid, Inc.                                                                   2,416,831
.........................................................................................................................
           623,676   Procter & Gamble Co.                                                                     62,292,759
------------------------------------------------------------------------------------------------------------------------
                                                                                                             136,137,463
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.2%)
.........................................................................................................................
         2,034,900   Service Corp. International (NON)                                                        10,968,111
------------------------------------------------------------------------------------------------------------------------
Containers (--%)
.........................................................................................................................
           227,500   Owens-Illinois, Inc. (NON)                                                                2,704,975
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (3.9%)
.........................................................................................................................
         2,132,098   CenterPoint Energy, Inc.                                                                 20,660,030
.........................................................................................................................
           141,300   Dominion Resources, Inc.                                                                  9,019,179
.........................................................................................................................
           377,900   Duke Energy Corp.                                                                         7,728,055
.........................................................................................................................
         1,797,621   Edison International                                                                     39,421,829
.........................................................................................................................
           387,125   Entergy Corp.                                                                            22,116,451
.........................................................................................................................
           674,183   Exelon Corp.                                                                             44,738,784
.........................................................................................................................
           504,360   FirstEnergy Corp.                                                                        17,753,472
.........................................................................................................................
           143,200   FPL Group, Inc.                                                                           9,368,144
.........................................................................................................................
         1,296,186   PG&E Corp. (NON)                                                                         35,995,085
.........................................................................................................................
           410,753   Progress Energy, Inc.                                                                    18,590,681
------------------------------------------------------------------------------------------------------------------------
                                                                                                             225,391,710
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (0.4%)
.........................................................................................................................
           287,100   Emerson Electric Co.                                                                     18,589,725
.........................................................................................................................
           126,419   Rockwell Automation, Inc.                                                                 4,500,516
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,090,241
------------------------------------------------------------------------------------------------------------------------
Electronics (0.9%)
.........................................................................................................................
            54,445   Flextronics International, Ltd. (Singapore) (NON)                                           807,964
.........................................................................................................................
         1,000,300   Micron Technology, Inc. (NON)                                                            13,474,041
.........................................................................................................................
         1,642,000   Motorola, Inc.                                                                           23,102,940
.........................................................................................................................
         2,236,514   Solectron Corp. (NON)                                                                    13,217,798
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,602,743
------------------------------------------------------------------------------------------------------------------------
Energy (1.1%)
.........................................................................................................................
           126,900   GlobalSantaFe Corp. (Cayman Islands)                                                      3,150,927
.........................................................................................................................
         1,255,704   Halliburton Co.                                                                          32,648,304
.........................................................................................................................
           260,500   Schlumberger, Ltd.                                                                       14,254,560
.........................................................................................................................
           652,800   Transocean Inc. (Cayman Islands) (NON)                                                   15,673,728
------------------------------------------------------------------------------------------------------------------------
                                                                                                              65,727,519
------------------------------------------------------------------------------------------------------------------------
Financial (8.1%)
.........................................................................................................................
         5,205,162   Citigroup, Inc.                                                                         252,658,563
.........................................................................................................................
         1,723,650   Fannie Mae                                                                              129,377,169
.........................................................................................................................
         1,438,829   Freddie Mac                                                                              83,912,507
------------------------------------------------------------------------------------------------------------------------
                                                                                                             465,948,239
------------------------------------------------------------------------------------------------------------------------
Food (1.7%)
.........................................................................................................................
           686,371   Archer Daniels Midland Co.                                                               10,446,567
.........................................................................................................................
           871,016   ConAgra, Inc.                                                                            22,986,112
.........................................................................................................................
           611,973   H.J. Heinz Co.                                                                           22,294,176
.........................................................................................................................
           543,625   Kellogg Co.                                                                              20,701,240
.........................................................................................................................
           350,500   Kraft Foods, Inc. Class A                                                                11,293,110
.........................................................................................................................
           400,106   Sara Lee Corp.                                                                            8,686,301
------------------------------------------------------------------------------------------------------------------------
                                                                                                              96,407,506
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.1%)
.........................................................................................................................
           112,800   Boise Cascade Corp.                                                                       3,706,608
.........................................................................................................................
           332,000   International Paper Co.                                                                  14,312,520
.........................................................................................................................
           458,480   Smurfit-Stone Container Corp. (NON)                                                       8,513,974
.........................................................................................................................
           541,375   Weyerhaeuser Co.                                                                         34,648,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              61,181,102
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.4%)
.........................................................................................................................
           242,926   Harrah's Entertainment, Inc.                                                             12,090,427
.........................................................................................................................
           249,292   MGM Mirage, Inc. (NON)                                                                    9,375,872
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,466,299
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.3%)
.........................................................................................................................
            46,500   AmerisourceBergen Corp.                                                                   2,610,975
.........................................................................................................................
            55,000   Anthem, Inc. (NON)                                                                        4,125,000
.........................................................................................................................
           511,551   Cardinal Health, Inc.                                                                    31,286,459
.........................................................................................................................
           339,216   Caremark Rx, Inc. (NON)                                                                   8,592,341
.........................................................................................................................
           531,096   CIGNA Corp.                                                                              30,538,020
.........................................................................................................................
            68,522   Express Scripts, Inc. Class A (NON)                                                       4,551,916
.........................................................................................................................
           210,400   Health Net, Inc. (NON)                                                                    6,880,080
.........................................................................................................................
           892,228   McKesson Corp.                                                                           28,694,052
.........................................................................................................................
           267,266   UnitedHealth Group, Inc.                                                                 15,549,536
------------------------------------------------------------------------------------------------------------------------
                                                                                                             132,828,379
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.2%)
.........................................................................................................................
           119,900   Lennar Corp.                                                                             11,510,400
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.5%)
.........................................................................................................................
           382,613   Whirlpool Corp.                                                                          27,796,834
------------------------------------------------------------------------------------------------------------------------
Insurance (5.7%)
.........................................................................................................................
         1,371,484   ACE, Ltd. (Bermuda)                                                                      56,806,867
.........................................................................................................................
         2,401,474   American International Group, Inc.                                                      159,169,697
.........................................................................................................................
           176,675   Fidelity National Financial, Inc.                                                         6,851,457
.........................................................................................................................
           118,700   Hartford Financial Services Group,
                     Inc. (The)                                                                                7,006,861
.........................................................................................................................
           327,000   Metlife, Inc.                                                                            11,010,090
.........................................................................................................................
           235,174   Old Republic International Corp.                                                          5,964,013
.........................................................................................................................
            37,353   Radian Group, Inc.                                                                        1,820,959
.........................................................................................................................
           302,779   St. Paul Cos., Inc. (The)                                                                12,005,187
.........................................................................................................................
           115,259   Torchmark Corp.                                                                           5,248,895
.........................................................................................................................
           672,882   Travelers Property Casualty Corp.
                     Class A                                                                                  11,290,960
.........................................................................................................................
         1,680,790   Travelers Property Casualty Corp.
                     Class B                                                                                  28,523,006
.........................................................................................................................
           189,600   UnumProvident Corp.                                                                       2,989,992
.........................................................................................................................
           260,900   XL Capital, Ltd. Class A (Bermuda)                                                       20,232,795
------------------------------------------------------------------------------------------------------------------------
                                                                                                             328,920,779
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.8%)
.........................................................................................................................
            33,439   Goldman Sachs Group, Inc. (The)                                                           3,301,432
.........................................................................................................................
         2,764,412   JPMorgan Chase & Co.                                                                    101,536,853
.........................................................................................................................
            93,993   Legg Mason, Inc.                                                                          7,254,380
.........................................................................................................................
         1,273,195   Merrill Lynch & Co., Inc.                                                                74,672,887
.........................................................................................................................
           579,143   Morgan Stanley Dean Witter & Co.                                                         33,515,005
------------------------------------------------------------------------------------------------------------------------
                                                                                                             220,280,557
------------------------------------------------------------------------------------------------------------------------
Leisure (0.1%)
.........................................................................................................................
           142,800   Harley-Davidson, Inc.                                                                     6,787,284
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.2%)
.........................................................................................................................
           309,900   Marriott International, Inc. Class A                                                     14,317,380
------------------------------------------------------------------------------------------------------------------------
Machinery (1.0%)
.........................................................................................................................
           611,207   Ingersoll-Rand Co. Class A (Bermuda)                                                     41,488,731
.........................................................................................................................
           240,400   Parker-Hannifin Corp.                                                                    14,303,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              55,792,531
------------------------------------------------------------------------------------------------------------------------
Media (2.8%)
.........................................................................................................................
         3,654,403   Liberty Media Corp. Class A (NON)                                                        43,450,852
.........................................................................................................................
         3,047,558   Time Warner, Inc. (NON)                                                                  54,825,568
.........................................................................................................................
         2,659,221   Walt Disney Co. (The)                                                                    62,039,626
------------------------------------------------------------------------------------------------------------------------
                                                                                                             160,316,046
------------------------------------------------------------------------------------------------------------------------
Medical Technology (--%)
.........................................................................................................................
            69,818   Baxter International, Inc.                                                                2,130,845
------------------------------------------------------------------------------------------------------------------------
Metals (1.2%)
.........................................................................................................................
         1,623,800   Alcoa, Inc.                                                                              61,704,400
.........................................................................................................................
           212,240   Barrick Gold Corp. (Canada)                                                               4,819,970
------------------------------------------------------------------------------------------------------------------------
                                                                                                              66,524,370
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.1%)
.........................................................................................................................
           116,200   NiSource, Inc.                                                                            2,549,428
.........................................................................................................................
            91,078   Sempra Energy                                                                             2,737,805
.........................................................................................................................
           108,900   Southern Union Co. (NON)                                                                  2,003,760
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,290,993
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.2%)
.........................................................................................................................
           268,956   Pitney Bowes, Inc.                                                                       10,924,993
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.8%)
.........................................................................................................................
           322,300   Burlington Resources, Inc.                                                               17,848,974
.........................................................................................................................
           686,147   Chevron Texaco Corp.                                                                     59,276,239
.........................................................................................................................
           813,871   ConocoPhillips                                                                           53,365,521
.........................................................................................................................
           136,588   Devon Energy Corp.                                                                        7,821,029
.........................................................................................................................
         4,522,702   Exxon Mobil Corp.                                                                       185,430,782
.........................................................................................................................
           655,346   Marathon Oil Corp.                                                                       21,685,399
.........................................................................................................................
           419,098   Noble Corp. (Cayman Islands) (NON)                                                       14,995,326
.........................................................................................................................
           132,442   Occidental Petroleum Corp.                                                                5,594,350
.........................................................................................................................
           189,000   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                             9,901,710
.........................................................................................................................
           527,193   Unocal Corp.                                                                             19,416,518
------------------------------------------------------------------------------------------------------------------------
                                                                                                             395,335,848
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.9%)
.........................................................................................................................
         1,748,441   Abbott Laboratories                                                                      81,477,351
.........................................................................................................................
         1,147,783   Bristol-Myers Squibb Co.                                                                 32,826,594
.........................................................................................................................
           434,480   Eli Lilly Co.                                                                            30,556,978
.........................................................................................................................
           905,764   King Pharmaceuticals, Inc. (NON)                                                         13,821,959
.........................................................................................................................
         1,297,890   Merck & Co., Inc.                                                                        59,962,518
.........................................................................................................................
         5,051,643   Pfizer, Inc.                                                                            178,474,547
.........................................................................................................................
           485,000   Schering-Plough Corp.                                                                     8,434,150
.........................................................................................................................
         1,149,862   Wyeth                                                                                    48,811,642
------------------------------------------------------------------------------------------------------------------------
                                                                                                             454,365,739
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.7%)
.........................................................................................................................
         2,895,436   Xerox Corp. (NON)                                                                        39,957,017
------------------------------------------------------------------------------------------------------------------------
Publishing (0.1%)
.........................................................................................................................
            79,400   McGraw-Hill Companies, Inc. (The)                                                         5,551,648
------------------------------------------------------------------------------------------------------------------------
Railroads (1.5%)
.........................................................................................................................
           129,000   Canadian National Railway Co. (Canada)                                                    8,163,120
.........................................................................................................................
           595,035   Norfolk Southern Corp.                                                                   14,072,578
.........................................................................................................................
           940,669   Union Pacific Corp.                                                                      65,357,682
------------------------------------------------------------------------------------------------------------------------
                                                                                                              87,593,380
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.3%)
.........................................................................................................................
           505,042   Equity Office Properties Trust (R)                                                       14,469,453
------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.9%)
.........................................................................................................................
         1,575,550   BellSouth Corp.                                                                          44,588,065
.........................................................................................................................
           534,600   Qwest Communications
                     International, Inc. (NON)                                                                 2,309,472
.........................................................................................................................
         1,205,100   SBC Communications, Inc.                                                                 31,416,957
.........................................................................................................................
         2,556,983   Verizon Communications, Inc.                                                             89,698,964
------------------------------------------------------------------------------------------------------------------------
                                                                                                             168,013,458
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.8%)
.........................................................................................................................
           201,800   Darden Restaurants, Inc.                                                                  4,245,872
.........................................................................................................................
         1,790,500   McDonald's Corp.                                                                         44,458,115
------------------------------------------------------------------------------------------------------------------------
                                                                                                              48,703,987
------------------------------------------------------------------------------------------------------------------------
Retail (3.9%)
.........................................................................................................................
            80,174   AutoZone, Inc. (NON)                                                                      6,831,627
.........................................................................................................................
           180,524   Federated Department Stores, Inc.                                                         8,508,096
.........................................................................................................................
         1,700,489   Home Depot, Inc. (The)                                                                   60,350,355
.........................................................................................................................
           879,639   JC Penney Co., Inc. (Holding Co.)                                                        23,116,913
.........................................................................................................................
           808,500   Limited Brands                                                                           14,577,255
.........................................................................................................................
           654,914   Lowe's Companies, Inc.                                                                   36,275,686
.........................................................................................................................
         1,870,998   Office Depot, Inc. (NON)                                                                 31,264,377
.........................................................................................................................
           367,132   RadioShack Corp.                                                                         11,263,610
.........................................................................................................................
           332,900   Rite Aid Corp. (NON)                                                                      2,010,716
.........................................................................................................................
           545,694   Staples, Inc. (NON)                                                                      14,897,446
.........................................................................................................................
           862,615   TJX Cos., Inc. (The)                                                                     19,020,661
------------------------------------------------------------------------------------------------------------------------
                                                                                                             228,116,742
------------------------------------------------------------------------------------------------------------------------
Software (0.9%)
.........................................................................................................................
           313,482   Amdocs, Ltd. (Guernsey) (NON)                                                             7,047,075
.........................................................................................................................
         1,123,556   Computer Associates International, Inc.                                                  30,718,021
.........................................................................................................................
           308,332   Microsoft Corp.                                                                           8,491,463
.........................................................................................................................
           106,924   Symantec Corp. (NON)                                                                      3,704,917
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,961,476
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.7%)
.........................................................................................................................
           371,593   Automatic Data Processing, Inc.                                                          14,718,799
.........................................................................................................................
           144,800   First Data Corp.                                                                          5,949,832
.........................................................................................................................
           311,800   Fiserv, Inc. (NON)                                                                       12,319,218
.........................................................................................................................
           255,147   SunGard Data Systems, Inc. (NON)                                                          7,070,123
------------------------------------------------------------------------------------------------------------------------
                                                                                                              40,057,972
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.6%)
.........................................................................................................................
         1,400,936   AT&T Wireless Services, Inc. (NON)                                                       11,193,479
.........................................................................................................................
           358,336   CenturyTel, Inc.                                                                         11,688,921
.........................................................................................................................
           606,336   Sprint Corp. (FON Group)                                                                  9,956,037
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,838,437
------------------------------------------------------------------------------------------------------------------------
Textiles (0.2%)
.........................................................................................................................
           183,283   Jones Apparel Group, Inc.                                                                 6,457,060
.........................................................................................................................
           108,000   Liz Claiborne, Inc.                                                                       3,829,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,286,740
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.2%)
.........................................................................................................................
         2,317,783   Altria Group, Inc.                                                                      126,133,751
------------------------------------------------------------------------------------------------------------------------
Toys (0.5%)
.........................................................................................................................
         1,406,857   Mattel, Inc.                                                                             27,110,134
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.2%)
.........................................................................................................................
           150,264   Republic Services, Inc.                                                                   3,851,266
.........................................................................................................................
           345,100   Waste Management, Inc.                                                                   10,214,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,066,226
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $4,528,667,380)                                                                $5,710,299,998
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
           283,014   Ford Motor Company Capital Trust II
                     $3.25 cum. cv. pfd.                                                                     $15,848,784
.........................................................................................................................
           169,977   Xerox Corp. 144A $3.75 cv. pfd.                                                          13,555,666
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $22,649,015)                                                                      $29,404,450
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.1%) (a) (cost $5,578,261)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $5,733,000   Service Corp. International cv. sub.
                     notes 6 3/4s, 2008                                                                       $6,141,476
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $6,303,127   Short-term investments held as
                     collateral for loaned securities with yields
                     ranging from 0.88% to 1.10% and due
                     dates ranging from January 2, 2004 to
                     January 16, 2004 (d)                                                                     $6,302,912
.........................................................................................................................
        11,480,771   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    11,480,771
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $17,783,683)                                                                      $17,783,683
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $4,574,678,339)                                                                $5,763,629,607
------------------------------------------------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Growth Opportunities Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (99.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.5%)
.........................................................................................................................
             4,800   Omnicom Group, Inc.                                                                        $419,184
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.8%)
.........................................................................................................................
            14,600   United Technologies Corp.                                                                 1,383,642
------------------------------------------------------------------------------------------------------------------------
Banking (1.8%)
.........................................................................................................................
            18,700   State Street Corp.                                                                          973,896
.........................................................................................................................
             6,600   Wells Fargo & Co.                                                                           388,674
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,362,570
------------------------------------------------------------------------------------------------------------------------
Beverage (2.2%)
.........................................................................................................................
            36,600   PepsiCo, Inc.                                                                             1,706,292
------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.9%)
.........................................................................................................................
            32,000   Amgen, Inc. (NON)                                                                         1,977,600
.........................................................................................................................
             3,800   Genentech, Inc. (NON)                                                                       355,566
.........................................................................................................................
             9,800   Genzyme Corp. (NON)                                                                         483,532
.........................................................................................................................
             3,400   Gilead Sciences, Inc. (NON)                                                                 197,676
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,014,374
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.5%)
.........................................................................................................................
            10,300   Echostar Communications Corp. Class A (NON)                                                 350,200
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.0%)
.........................................................................................................................
            18,300   3M Co.                                                                                    1,556,049
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (6.7%)
.........................................................................................................................
           155,600   Cisco Systems, Inc. (NON)                                                                 3,779,524
.........................................................................................................................
            25,100   QUALCOMM, Inc.                                                                            1,353,643
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,133,167
------------------------------------------------------------------------------------------------------------------------
Computers (6.6%)
.........................................................................................................................
            64,100   Dell, Inc. (NON)                                                                          2,176,836
.........................................................................................................................
            66,900   Hewlett-Packard Co.                                                                       1,536,693
.........................................................................................................................
             6,500   IBM Corp.                                                                                   602,420
.........................................................................................................................
             9,200   Lexmark International, Inc. (NON)                                                           723,488
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,039,437
------------------------------------------------------------------------------------------------------------------------
Conglomerates (6.2%)
.........................................................................................................................
           152,200   General Electric Co.                                                                      4,715,156
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.7%)
.........................................................................................................................
            17,200   Capital One Financial Corp.                                                               1,054,188
.........................................................................................................................
            72,400   MBNA Corp.                                                                                1,799,140
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,853,328
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.7%)
.........................................................................................................................
             5,900   Avon Products, Inc.                                                                         398,191
.........................................................................................................................
            16,900   Procter & Gamble Co.                                                                      1,687,972
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,086,163
------------------------------------------------------------------------------------------------------------------------
Electronics (9.5%)
.........................................................................................................................
           179,300   Intel Corp.                                                                               5,773,460
.........................................................................................................................
             5,800   QLogic Corp. (NON)                                                                          299,280
.........................................................................................................................
            41,100   Texas Instruments, Inc.                                                                   1,207,518
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,280,258
------------------------------------------------------------------------------------------------------------------------
Financial (4.3%)
.........................................................................................................................
            18,700   Citigroup, Inc.                                                                             907,698
.........................................................................................................................
            20,500   Fannie Mae                                                                                1,538,730
.........................................................................................................................
             8,200   Freddie Mac                                                                                 478,224
.........................................................................................................................
             9,900   SLM Corp.                                                                                   373,032
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,297,684
------------------------------------------------------------------------------------------------------------------------
Health Care Services (3.4%)
.........................................................................................................................
            15,600   Cardinal Health, Inc.                                                                       954,096
.........................................................................................................................
            27,800   UnitedHealth Group, Inc.                                                                  1,617,404
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,571,500
------------------------------------------------------------------------------------------------------------------------
Insurance (0.8%)
.........................................................................................................................
             9,300   American International Group, Inc.                                                          616,404
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.9%)
.........................................................................................................................
             8,000   Merrill Lynch & Co., Inc.                                                                   469,200
.........................................................................................................................
            16,500   Morgan Stanley Dean Witter & Co.                                                            954,855
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,424,055
------------------------------------------------------------------------------------------------------------------------
Media (1.7%)
.........................................................................................................................
            70,900   Time Warner, Inc. (NON)                                                                   1,275,491
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.7%)
.........................................................................................................................
            13,400   Guidant Corp.                                                                               806,680
.........................................................................................................................
            22,100   Medtronic, Inc.                                                                           1,074,281
.........................................................................................................................
             2,700   St. Jude Medical, Inc. (NON)                                                                165,645
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,046,606
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (12.6%)
.........................................................................................................................
            33,800   Abbott Laboratories                                                                       1,575,080
.........................................................................................................................
             7,400   Allergan, Inc.                                                                              568,394
.........................................................................................................................
             5,300   Eli Lilly Co.                                                                               372,749
.........................................................................................................................
             6,600   Forest Laboratories, Inc. (NON)                                                             407,880
.........................................................................................................................
            26,300   Johnson & Johnson                                                                         1,358,658
.........................................................................................................................
           119,800   Pfizer, Inc.                                                                              4,232,534
.........................................................................................................................
            26,300   Wyeth                                                                                     1,116,435
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,631,730
------------------------------------------------------------------------------------------------------------------------
Retail (14.1%)
.........................................................................................................................
            24,000   Bed Bath & Beyond, Inc. (NON)                                                             1,040,400
.........................................................................................................................
            10,900   Best Buy Co., Inc.                                                                          569,416
.........................................................................................................................
            56,600   Home Depot, Inc. (The)                                                                    2,008,734
.........................................................................................................................
             5,300   Kohl's Corp. (NON)                                                                          238,182
.........................................................................................................................
            46,200   Lowe's Companies, Inc.                                                                    2,559,018
.........................................................................................................................
            28,300   Staples, Inc. (NON)                                                                         772,590
.........................................................................................................................
            28,100   TJX Cos., Inc. (The)                                                                        619,605
.........................................................................................................................
            54,400   Wal-Mart Stores, Inc.                                                                     2,885,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,693,865
------------------------------------------------------------------------------------------------------------------------
Software (7.0%)
.........................................................................................................................
           167,400   Microsoft Corp.                                                                           4,610,196
.........................................................................................................................
            11,500   Symantec Corp. (NON)                                                                        398,475
.........................................................................................................................
            10,000   VERITAS Software Corp. (NON)                                                                371,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,380,271
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.8%)
.........................................................................................................................
            13,600   First Data Corp.                                                                            558,824
.........................................................................................................................
            19,700   Fiserv, Inc. (NON)                                                                          778,347
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,337,171
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.9%)
.........................................................................................................................
            12,600   Altria Group, Inc.                                                                          685,692
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $67,017,938)                                                                      $75,860,289
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.8%) (a) (cost $646,141)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $646,141   Short-term Investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                      $646,141
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $67,664,079)                                                                      $76,506,430
------------------------------------------------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




Putnam VT Health Sciences Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Biotechnology (14.7%)
.........................................................................................................................
           355,000   Amgen, Inc. (NON)                                                                       $21,939,000
.........................................................................................................................
           150,000   Biogen Idec, Inc. (NON)                                                                   5,517,000
.........................................................................................................................
            17,700   Connetics Corp. (NON)                                                                       321,432
.........................................................................................................................
           106,100   Genentech, Inc. (NON)                                                                     9,927,777
.........................................................................................................................
           130,400   Genzyme Corp. (NON)                                                                       6,433,936
.........................................................................................................................
           108,400   Gilead Sciences, Inc. (NON)                                                               6,302,376
.........................................................................................................................
            21,400   Imclone Systems, Inc. (NON)                                                                 848,724
.........................................................................................................................
            92,900   Millennium Pharmaceuticals, Inc. (NON)                                                    1,734,443
.........................................................................................................................
             1,100   Nexia Biotechnologies, Inc. (Canada) (NON)                                                      851
.........................................................................................................................
            23,800   Nexia Biotechnologies, Inc. 144A
                     (Canada) (NON)                                                                               18,421
------------------------------------------------------------------------------------------------------------------------
                                                                                                              53,043,960
------------------------------------------------------------------------------------------------------------------------
Health Care Services (9.2%)
.........................................................................................................................
            14,037   AmerisourceBergen Corp.                                                                     788,178
.........................................................................................................................
            26,900   Anthem, Inc. (NON)                                                                        2,017,500
.........................................................................................................................
            14,600   Apria Healthcare Group, Inc. (NON)                                                          415,662
.........................................................................................................................
           147,800   Cardinal Health, Inc.                                                                     9,039,448
.........................................................................................................................
            51,200   Caremark Rx, Inc. (NON)                                                                   1,296,896
.........................................................................................................................
            64,800   CIGNA Corp.                                                                               3,726,000
.........................................................................................................................
            22,800   Community Health Systems, Inc. (NON)                                                        606,024
.........................................................................................................................
            53,900   Express Scripts, Inc. Class A (NON)                                                       3,580,577
.........................................................................................................................
            64,600   Health Management Associates, Inc.                                                        1,550,400
.........................................................................................................................
            12,700   Henry Schein, Inc. (NON)                                                                    858,266
.........................................................................................................................
            73,500   McKesson Corp.                                                                            2,363,760
.........................................................................................................................
            26,200   Omnicare, Inc.                                                                            1,058,218
.........................................................................................................................
            16,800   Triad Hospitals, Inc. (NON)                                                                 558,936
.........................................................................................................................
            79,500   UnitedHealth Group, Inc.                                                                  4,625,310
.........................................................................................................................
            11,400   Universal Health Services, Inc. Class B                                                     612,408
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,097,583
------------------------------------------------------------------------------------------------------------------------
Medical Technology (13.9%)
.........................................................................................................................
            23,100   Alcon, Inc. (Switzerland)                                                                 1,398,474
.........................................................................................................................
            91,112   Amersham PLC (United Kingdom)                                                             1,248,527
.........................................................................................................................
            14,600   Beckman Coulter, Inc.                                                                       742,118
.........................................................................................................................
            31,600   Biomet, Inc.                                                                              1,150,556
.........................................................................................................................
           188,800   Boston Scientific Corp. (NON)                                                             6,940,288
.........................................................................................................................
            37,900   C.R. Bard, Inc.                                                                           3,079,375
.........................................................................................................................
            10,328   Charles River Laboratories
                     International, Inc. (NON)                                                                   354,560
.........................................................................................................................
            50,000   Edwards Lifesciences Corp. (NON)                                                          1,504,000
.........................................................................................................................
            27,800   Guidant Corp.                                                                             1,673,560
.........................................................................................................................
           430,400   Medtronic, Inc.                                                                          20,921,744
.........................................................................................................................
             1,700   Nobel Biocare AB (Sweden) (NON)                                                             124,463
.........................................................................................................................
               250   Nobel Biocare Holding AG (Switzerland)                                                       18,303
.........................................................................................................................
           262,696   Smith & Nephew PLC (United Kingdom)                                                       2,206,658
.........................................................................................................................
            16,300   St. Jude Medical, Inc. (NON)                                                              1,000,005
.........................................................................................................................
            15,400   Stryker Corp.                                                                             1,309,154
.........................................................................................................................
             4,542   Synthes-Stratec, Inc. (Switzerland)                                                       4,497,175
.........................................................................................................................
            28,200   Varian Medical Systems, Inc. (NON)                                                        1,948,620
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,117,580
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (60.1%)
.........................................................................................................................
           503,700   Abbott Laboratories                                                                      23,472,420
.........................................................................................................................
            60,500   Allergan, Inc.                                                                            4,647,005
.........................................................................................................................
            19,000   Angiotech Pharmaceuticals, Inc.
                     (Canada) (NON)                                                                              874,000
.........................................................................................................................
           113,921   AstraZeneca PLC (United Kingdom)                                                          5,465,324
.........................................................................................................................
           203,800   AstraZeneca PLC ADR (United Kingdom)                                                      9,859,844
.........................................................................................................................
            33,900   Barr Laboratories, Inc. (NON)                                                             2,608,605
.........................................................................................................................
            27,000   Cephalon, Inc. (NON)                                                                      1,307,070
.........................................................................................................................
           228,400   Eli Lilly Co.                                                                            16,063,372
.........................................................................................................................
           177,600   Forest Laboratories, Inc. (NON)                                                          10,975,680
.........................................................................................................................
           412,600   GlaxoSmithKline PLC ADR
                     (United Kingdom)                                                                         19,235,412
.........................................................................................................................
            54,000   IVAX Corp. (NON)                                                                          1,289,520
.........................................................................................................................
           464,400   Johnson & Johnson                                                                        23,990,904
.........................................................................................................................
           348,271   Novartis AG (Switzerland)                                                                15,818,975
.........................................................................................................................
           877,300   Pfizer, Inc.                                                                             30,995,009
.........................................................................................................................
            16,800   Pharmaceutical Resources, Inc. (NON)                                                      1,094,520
.........................................................................................................................
           115,586   Roche Holding AG (Switzerland)                                                           11,664,256
.........................................................................................................................
            42,800   Schering AG (Germany)                                                                     2,167,639
.........................................................................................................................
           165,800   Taisho Pharmaceutical Co., Ltd. (Japan)                                                   2,965,025
.........................................................................................................................
           124,100   Takeda Chemical Industries, Ltd. (Japan)                                                  4,922,765
.........................................................................................................................
            54,000   Terumo Corp. (Japan)                                                                      1,025,667
.........................................................................................................................
            33,800   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                              1,916,798
.........................................................................................................................
            23,900   Watson Pharmaceuticals, Inc. (NON)                                                        1,099,400
.........................................................................................................................
           490,400   Wyeth                                                                                    20,817,480
.........................................................................................................................
            92,800   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                   2,884,301
------------------------------------------------------------------------------------------------------------------------
                                                                                                             217,160,991
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
.........................................................................................................................
            59,000   Olympus Corp. (Japan)                                                                     1,280,334
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $294,132,486)                                                                    $354,700,448
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $18,371,458   Short-term investments held as
                     collateral for loaned securities with yields
                     ranging from 0.88% to 1.10% and due
                     dates ranging from January 2, 2004 to
                     January 16, 2004 (d)                                                                    $18,370,831
.........................................................................................................................
         4,375,629   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                     4,375,629
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $22,746,460)                                                                      $22,746,460
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $316,878,946)                                                                    $377,446,908
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $13,127,849)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Canadian Dollar              $473,762     $468,982     3/17/04         $4,780
...............................................................................
Danish Krone                1,686,687    1,615,123     3/17/04         71,564
...............................................................................
Euro                       10,317,872    9,829,488     3/17/04        488,384
...............................................................................
Japanese Yen                1,223,454    1,214,256     3/17/04          9,198
------------------------------------------------------------------------------
                                                                     $573,926
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2003
(aggregate face value $14,472,256)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
British Pound              $7,784,923   $7,368,742     3/17/04      $(416,181)
...............................................................................
Swiss Franc                 3,867,980    3,709,961     3/17/04       (158,019)
...............................................................................
Japanese Yen                3,450,299    3,393,553     3/17/04        (56,746)
------------------------------------------------------------------------------
                                                                    $(630,946)
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




Putnam VT High Yield Fund
The fund's portfolio
December 31, 2003

CORPORATE BONDS AND NOTES (85.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.2%)
.........................................................................................................................
          $178,534   Adams Outdoor Advertising bank term
                     loan FRN 4.42s, 2008 (acquired 4/2/03,
                     cost $178,088) (RES)                                                                       $179,129
.........................................................................................................................
         1,035,000   Lamar Media Corp. company guaranty
                     7 1/4s, 2013                                                                              1,112,625
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,291,754
------------------------------------------------------------------------------------------------------------------------
Automotive (2.4%)
.........................................................................................................................
           255,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                               269,663
.........................................................................................................................
           535,000   ArvinMeritor, Inc. notes 8 3/4s, 2012                                                       612,575
.........................................................................................................................
         1,745,000   Collins & Aikman Products company
                     guaranty 10 3/4s, 2011                                                                    1,714,463
.........................................................................................................................
           315,000   Dana Corp. notes 10 1/8s, 2010                                                              366,975
.........................................................................................................................
         2,260,000   Dana Corp. notes 9s, 2011                                                                 2,723,300
.........................................................................................................................
EUR         80,000   Dana Corp. notes 9s, 2011                                                                   119,048
.........................................................................................................................
          $170,000   Dana Corp. notes 7s, 2029                                                                   168,938
.........................................................................................................................
           400,000   Delco Remy International, Inc.
                     company guaranty 11s, 2009                                                                  408,000
.........................................................................................................................
           900,000   Delco Remy International, Inc.
                     company guaranty 10 5/8s, 2006                                                              904,500
.........................................................................................................................
         1,170,000   Dura Operating Corp. company guaranty
                     Ser. D, 9s, 2009                                                                          1,170,000
.........................................................................................................................
           360,000   Dura Operating Corp. 144A sr. notes
                     8 5/8s, 2012                                                                                383,400
.........................................................................................................................
         1,285,000   Federal Mogul Corp. bank term loan
                     FRN 3.66s, 2005 (acquired 10/29/03,
                     cost $1,056,913) (RES)                                                                    1,122,769
.........................................................................................................................
           555,000   Federal Mogul Corp. bank term loan
                     FRN 3.41s, 2004 (acquired 10/29/03,
                     cost $456,488) (RES)                                                                        481,116
.........................................................................................................................
           134,663   Hayes Lemmerz International, Inc.
                     bank term loan FRN 4.952s, 2009
                     (acquired 6/03/03, cost $133,316) (RES)                                                     136,135
.........................................................................................................................
         1,090,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                               1,282,113
.........................................................................................................................
           740,000   Lear Corp. company guaranty Ser. B,
                     7.96s, 2005                                                                                 791,800
.........................................................................................................................
EUR        210,000   Lear Corp. sr. notes 8 1/8s, 2008                                                           297,935
.........................................................................................................................
          $770,000   Meritor Automotive, Inc. notes 6.8s, 2009                                                   808,500
.........................................................................................................................
         1,210,000   Metaldyne Corp. 144A sr. notes 10s, 2013                                                  1,222,100
.........................................................................................................................
            51,724   Tenneco Automotive, Inc. bank term
                     loan FRN 4.41s, 2010 (acquired 12/10/03,
                     cost $51,724) (RES)                                                                          52,306
.........................................................................................................................
            23,276   Tenneco Automotive, Inc. bank term
                     loan FRN 4.41s, 2010 (acquired 12/10/03,
                     cost $23,275) (RES)                                                                          23,538
.........................................................................................................................
           370,000   Tenneco Automotive, Inc. company
                     guaranty Ser. B, 11 5/8s, 2009                                                              399,600
.........................................................................................................................
         2,425,000   Tenneco Automotive, Inc. sec. notes
                     Ser. B, 10 1/4s, 2013                                                                     2,758,438
.........................................................................................................................
           150,000   TRW Automotive bank term loan FRN
                     Ser. C-1, 4.13s, 2011 (acquired 7/21/03,
                     cost $150,000) (RES)                                                                        150,958
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,368,170
------------------------------------------------------------------------------------------------------------------------
Basic Materials (8.7%)
.........................................................................................................................
           680,000   Acetex Corp. sr. notes 10 7/8s, 2009
                     (Canada)                                                                                    754,800
.........................................................................................................................
           275,000   Acetex Corp. 144A sr. notes 10 7/8s,
                     2009 (Canada)                                                                               305,250
.........................................................................................................................
           170,000   AK Steel Corp. company guaranty
                     7 7/8s, 2009                                                                                149,175
.........................................................................................................................
           650,000   AK Steel Corp. company guaranty
                     7 3/4s, 2012                                                                                555,750
.........................................................................................................................
         1,105,277   Alabama River Newsprint bank term
                     loan FRN 5.1875s, 2004 (acquired
                     4/14/98 & 4/30/98, cost $971,379) (RES)                                                   1,072,118
.........................................................................................................................
         1,330,000   Appleton Papers, Inc. company
                     guaranty Ser. B, 12 1/2s, 2008                                                            1,502,900
.........................................................................................................................
           720,000   Armco, Inc. sr. notes 9s, 2007                                                              639,000
.........................................................................................................................
           900,000   Armco, Inc. sr. notes 8 7/8s, 2008                                                          796,500
.........................................................................................................................
           750,000   Avecia Group PLC company guaranty
                     11s, 2009 (United Kingdom)                                                                  675,000
.........................................................................................................................
         1,115,000   Better Minerals & Aggregates Co.
                     company guaranty 13s, 2009                                                                  646,700
.........................................................................................................................
           150,000   Buckeye Technologies, Inc. bank term
                     loan FRN 3.7066s, 2010 (acquired
                     11/20/03 & 11/21/03, cost $150,750) (RES)                                                   150,375
.........................................................................................................................
         1,040,000   Compass Minerals Group, Inc. company
                     guaranty 10s, 2011                                                                        1,164,800
.........................................................................................................................
         2,154,771   Doe Run Resources Corp. company
                     guaranty Ser. A1, 11 3/4s, 2008
                     (acquired various dates from 7/27/01
                     to 12/03/03 , cost $1,224,005) (RES) (PIK)                                                  969,647
.........................................................................................................................
           350,000   Equistar Chemicals LP notes 8 3/4s, 2009                                                    365,750
.........................................................................................................................
         3,230,000   Equistar Chemicals LP/Equistar Funding
                     Corp. company guaranty 10 1/8s, 2008                                                      3,553,000
.........................................................................................................................
           725,000   Equistar Chemicals LP/Equistar Funding
                     Corp. 144A sr. notes 10 5/8s, 2011                                                          801,125
.........................................................................................................................
           735,000   Four M Corp. sr. notes Ser. B, 12s, 2006                                                    731,325
.........................................................................................................................
           360,000   Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                    359,100
.........................................................................................................................
           535,000   Georgia-Pacific Corp. company
                     guaranty 8 7/8s, 2010                                                                       609,900
.........................................................................................................................
           720,000   Georgia-Pacific Corp. debs. 7.7s, 2015                                                      748,800
.........................................................................................................................
             4,000   Georgia-Pacific Corp. sr. notes
                     7 3/8s, 2008                                                                                  4,300
.........................................................................................................................
         1,210,000   Gerdau Ameristeel Corp/Gusap Partners
                     144A sr. notes 10 3/8s, 2011 (Canada)                                                     1,337,050
.........................................................................................................................
           149,250   Graphics Packaging bank term loan
                     FRN 3.9209s, 2010 (acquired 8/6/03,
                     cost $149,250) (RES)                                                                        150,929
.........................................................................................................................
         3,175,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                             3,802,063
.........................................................................................................................
         1,400,000   Huntsman Advanced Materials, LLC 144A
                     sec. notes 11s, 2010                                                                      1,547,000
.........................................................................................................................
           968,683   Huntsman Corp. bank term loan FRN
                     Ser. A, 5.9581s, 2007 (acquired
                     various dates from 3/6/02 to 9/24/03,
                     cost $787/993) (RES)                                                                        907,656
.........................................................................................................................
           677,947   Huntsman Corp. bank term loan FRN
                     Ser. B, 9s, 2007 (acquired various dates
                     from 3/6/02 to9/24/03, cost $567,116) (RES)                                                 635,236
.........................................................................................................................
         1,650,000   Huntsman ICI Chemicals, Inc. company
                     guaranty 10 1/8s, 2009                                                                    1,707,750
.........................................................................................................................
         2,620,000   Huntsman ICI Holdings sr. disc. notes
                     zero %, 2009                                                                              1,264,150
.........................................................................................................................
EUR        755,000   Huntsman International, LLC sr. sub.
                     notes Ser. EXCH, 10 1/8s, 2009                                                              923,567
.........................................................................................................................
          $500,000   Huntsman LLC 144A sec. notes
                     11 5/8s, 2010                                                                               510,000
.........................................................................................................................
         2,330,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                     2,615,425
.........................................................................................................................
           505,000   ISP Holdings, Inc. sec. sr. notes
                     Ser. B, 10 5/8s, 2009                                                                       555,500
.........................................................................................................................
            80,000   Kaiser Aluminum & Chemical Corp. sr.
                     notes Ser. B, 10 7/8s, 2006 (In default) (NON)                                               72,000
.........................................................................................................................
         3,225,000   Kaiser Aluminum & Chemical Corp. sr. sub.
                     notes 12 3/4s, 2003 (In default) (NON) (DEF)                                                709,500
.........................................................................................................................
           185,000   Kappa Beheer BV company guaranty
                     10 5/8s, 2009 (Netherlands)                                                                 197,950
.........................................................................................................................
           760,000   Louisiana-Pacific Corp. sr. notes
                     8 7/8s, 2010                                                                                896,800
.........................................................................................................................
         1,085,000   Lyondell Chemical Co. company
                     guaranty 9 1/2s, 2008                                                                     1,133,825
.........................................................................................................................
           250,000   Lyondell Chemical Co. company
                     guaranty 9 1/2s, 2008                                                                       263,750
.........................................................................................................................
         2,335,000   Lyondell Chemical Co. notes Ser. A,
                     9 5/8s, 2007                                                                              2,475,100
.........................................................................................................................
EUR        125,000   MDP Acquisitions PLC sr. notes
                     10 1/8s, 2012 (Ireland)                                                                     175,845
.........................................................................................................................
        $1,700,000   MDP Acquisitions PLC sr. notes
                     9 5/8s, 2012 (Ireland)                                                                    1,904,000
.........................................................................................................................
           610,971   MDP Acquisitions PLC sub. notes
                     15 1/2s, 2013 (Ireland) (PIK)                                                               707,963
.........................................................................................................................
           430,000   Millenium America, Inc. 144A sr.
                     notes 9 1/4s, 2008                                                                          468,700
.........................................................................................................................
         1,530,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                     1,667,700
.........................................................................................................................
           470,000   Millennium America, Inc. company
                     guaranty 7 5/8s, 2026                                                                       437,100
.........................................................................................................................
           137,500   Nalco Co. bank term loan FRN 3.62s,
                     2010 (acquired 11/6/03, cost $137,500) (RES)                                                137,981
.........................................................................................................................
           515,000   Nalco Co. 144A sr. notes 7 3/4s, 2011                                                       545,900
.........................................................................................................................
EUR        140,000   Nalco Co. 144A sr. notes 7 3/4s, 2011                                                       183,616
.........................................................................................................................
EUR        140,000   Nalco Co. 144A sr. sub. notes 9s, 2013                                                      183,616
.........................................................................................................................
        $1,590,000   Nalco Co. 144A sr. sub. notes 8 7/8s, 2013                                                1,681,425
.........................................................................................................................
           953,175   Noveon International bonds 13s, 2011                                                      1,015,131
.........................................................................................................................
           290,000   Noveon International company guaranty
                     Ser. B, 11s, 2011                                                                           336,400
.........................................................................................................................
           595,000   OM Group, Inc. company guaranty
                     9 1/4s, 2011                                                                                618,800
.........................................................................................................................
           640,000   Pacifica Papers, Inc. sr. notes 10s,
                     2009 (Canada)                                                                               678,400
.........................................................................................................................
           477,515   PCI Chemicals Canada sec. sr. notes
                     10s, 2008 (Canada)                                                                          432,151
.........................................................................................................................
           702,195   Pioneer Cos., Inc. sec. FRN 4.64s, 2006                                                     635,486
.........................................................................................................................
         1,115,000   Potlatch Corp. company guaranty
                     10s, 2011                                                                                 1,243,225
.........................................................................................................................
           960,000   Resolution Performance Products, LLC
                     sr. notes 9 1/2s, 2010                                                                      981,600
.........................................................................................................................
           360,000   Resolution Performance Products, LLC
                     144A sec. notes 8s, 2009                                                                    367,650
.........................................................................................................................
         1,000,000   Rhodia SA Notes 9s, 2009                                                                  1,040,000
.........................................................................................................................
           370,000   Royster-Clark, Inc. 1st mtge. 10 1/4s, 2009                                                 325,600
.........................................................................................................................
         1,450,000   Salt Holdings Corp. sr. notes
                     stepped-coupon zero % (12 3/4s,
                     12/15/07), 2012 (STP)                                                                     1,145,500
.........................................................................................................................
           535,000   Salt Holdings Corp. 144A sr. disc.
                     notes stepped-coupon zero %
                     (12s, 6/1/06), 2013 (STP)                                                                   369,150
.........................................................................................................................
           725,000   Smurfit-Stone Container Corp. company
                     guaranty 8 1/4s, 2012                                                                       786,625
.........................................................................................................................
           325,000   Solutia, Inc. company guaranty
                     11 1/4s, 2009 (In default) (NON)                                                            282,750
.........................................................................................................................
           100,000   St. Mary's Cement Corp. bank term
                     loan FRN 3.69s, 2009 (acquired
                     11/26/03, cost $100,000) (RES)                                                              100,313
.........................................................................................................................
         1,000,000   Steel Dynamics, Inc. company guaranty
                     9 1/2s, 2009                                                                              1,115,000
.........................................................................................................................
           271,639   Sterling Chemicals, Inc. sec. notes
                     10s, 2007 (PIK)                                                                             261,453
.........................................................................................................................
           430,000   Stone Container Corp. sr. notes
                     9 3/4s, 2011                                                                                475,150
.........................................................................................................................
         1,255,000   Stone Container Corp. sr. notes
                     8 3/8s, 2012                                                                              1,361,675
.........................................................................................................................
           300,000   Tembec Industries, Inc. company
                     guaranty 7 3/4s, 2012 (Canada)                                                              298,500
.........................................................................................................................
            60,000   Texas Petrochemical Corp. sr. sub.
                     notes 11 1/8s, 2006 (In default) (NON)                                                       19,200
.........................................................................................................................
           420,000   Texas Petrochemical Corp. sr. sub.
                     notes Ser. B, 11 1/8s, 2006 (In default) (NON)                                              134,400
.........................................................................................................................
         1,605,000   Ucar Finance, Inc. company guaranty
                     10 1/4s, 2012                                                                             1,845,750
.........................................................................................................................
           795,000   United Agri Products 144A sr. notes
                     8 1/4s, 2011                                                                                816,863
.........................................................................................................................
           340,000   United States Steel Corp. sr. notes
                     9 3/4s, 2010                                                                                382,500
.........................................................................................................................
           500,000   United States Steel, LLC sr. notes
                     10 3/4s, 2008                                                                               585,000
.........................................................................................................................
         1,000,000   WCI Steel, Inc. sr. notes Ser. B,
                     10s, 2004 (In default) (NON)                                                                325,000
.........................................................................................................................
            88,000   Weirton Steel Corp. sr. notes 10s,
                     2008 (In default) (NON)                                                                      33,440
.........................................................................................................................
            85,945   Wheeling-Pittsburgh Steel Corp.
                     sr. notes 6s, 2010                                                                           57,583
.........................................................................................................................
           171,891   Wheeling-Pittsburgh Steel Corp. sr.
                     notes 5s, 2011                                                                              111,729
.........................................................................................................................
           820,000   WHX Corp. sr. notes 10 1/2s, 2005                                                           721,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              65,258,036
------------------------------------------------------------------------------------------------------------------------
Beverage (0.2%)
.........................................................................................................................
            84,375   Constellation Brands, Inc. bank term
                     loan FRN 3.1875s, 2008 (acquired
                     11/3/03, cost $84,375) (RES)                                                                 85,096
.........................................................................................................................
           260,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                       272,350
.........................................................................................................................
           685,000   Constellation Brands, Inc. company
                     guaranty Ser. B, 8s, 2008                                                                   770,625
.........................................................................................................................
            70,000   Constellation Brands, Inc. sr. sub.
                     notes Ser. B, 8 1/8s, 2012                                                                   77,525
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,205,596
------------------------------------------------------------------------------------------------------------------------
Broadcasting (3.6%)
.........................................................................................................................
           770,000   British Sky Broadcasting PLC company
                     guaranty 8.2s, 2009 (United Kingdom)                                                        916,692
.........................................................................................................................
         2,320,000   British Sky Broadcasting PLC company
                     guaranty 6 7/8s, 2009 (United Kingdom)                                                    2,604,181
.........................................................................................................................
         1,120,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                         1,296,400
.........................................................................................................................
           135,000   DirecTV bank term loan FRN Ser. B,
                     3.9589s, 2010 (acquired 3/4/03 &
                     8/5/03, cost $135,000) (RES)                                                                135,557
.........................................................................................................................
         1,500,000   DirecTV Holdings, LLC sr. notes
                     8 3/8s, 2013                                                                              1,740,000
.........................................................................................................................
         6,832,000   Diva Systems Corp. sr. disc. notes
                     Ser. B, 12 5/8s, 2008 (In default) (NON)                                                    409,920
.........................................................................................................................
         4,310,000   Echostar DBS Corp. sr. notes 10 3/8s, 2007                                                4,735,613
.........................................................................................................................
           330,000   Echostar DBS Corp. sr. notes 9 3/8s, 2009                                                   346,913
.........................................................................................................................
         1,288,000   Echostar DBS Corp. sr. notes 9 1/8s, 2009                                                 1,440,950
.........................................................................................................................
         3,100,000   Echostar DBS Corp. 144A sr. notes
                     6 3/8s, 2011                                                                              3,185,250
.........................................................................................................................
           125,000   Echostar DBS Corp. 144A sr. notes FRN
                     4.405s, 2008                                                                                130,156
.........................................................................................................................
            98,753   Emmis Communications Corp. bank term
                     loan FRN Ser. C, 3.4375s, 2009
                     (acquired 6/20/02, cost $98,629) (RES)                                                       99,781
.........................................................................................................................
           345,000   Emmis Communications Corp. company
                     guaranty Ser. B, 8 1/8s, 2009                                                               361,819
.........................................................................................................................
            85,000   Granite Broadcasting Corp. sr. sub.
                     notes 10 3/8s, 2005                                                                          85,106
.........................................................................................................................
         1,180,000   Granite Broadcasting Corp. sr. sub.
                     notes 9 3/8s, 2005                                                                        1,180,000
.........................................................................................................................
         2,940,000   Granite Broadcasting Corp. 144A sec.
                     notes 9 3/4s, 2010                                                                        2,925,300
.........................................................................................................................
           595,000   Gray Television, Inc. company
                     guaranty 9 1/4s, 2011                                                                       660,450
.........................................................................................................................
            81,626   Knology, Inc. 144A sr. notes 12s, 2009 (PIK)                                                 81,218
.........................................................................................................................
           125,000   Pegasus Communications Corp. sr.
                     notes 12 1/2s, 2007                                                                         116,875
.........................................................................................................................
            70,000   Pegasus Communications Corp. sr.
                     notes Ser. B, 9 3/4s, 2006                                                                   63,700
.........................................................................................................................
           750,000   Pegasus Satellite sr. notes 12 3/8s, 2006                                                   705,938
.........................................................................................................................
           675,000   RCN Corp. sr. disc. notes Ser. B,
                     zero %, 2008                                                                                317,250
.........................................................................................................................
           690,000   Sinclair Broadcast Group, Inc.
                     company guaranty 8s, 2012                                                                   745,200
.........................................................................................................................
         2,127,000   Young Broadcasting, Inc. company
                     guaranty 10s, 2011                                                                        2,291,843
.........................................................................................................................
           252,000   Young Broadcasting, Inc. company
                     guaranty Ser. B, 8 3/4s, 2007                                                               258,300
.........................................................................................................................
           735,000   Young Broadcasting, Inc. 144A sr.
                     sub. notes 8 3/4s, 2014                                                                     741,431
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,575,843
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.7%)
.........................................................................................................................
           214,000   American Standard Cos., Inc. company
                     guaranty 7 5/8s, 2010                                                                       242,890
.........................................................................................................................
           640,000   Building Materials Corp. company
                     guaranty 8s, 2008                                                                           630,400
.........................................................................................................................
         1,165,000   Dayton Superior Corp. 144A sec. notes
                     10 3/4s, 2008                                                                             1,194,125
.........................................................................................................................
           109,850   NCI Building Systems, Inc. bank term
                     loan FRN Ser. B, 4.4085s, 2008
                     (acquired 9/4/02, cost $109,850) (RES)                                                      110,353
.........................................................................................................................
         1,490,000   Nortek Holdings, Inc. 144A sr. notes
                     stepped-coupon zero % (10s,
                     11/15/07), 2011 (STP)                                                                     1,087,700
.........................................................................................................................
           340,000   Nortek, Inc. sr. sub. notes Ser. B,
                     9 7/8s, 2011                                                                                374,850
.........................................................................................................................
           790,000   Nortek, Inc. 144A sr. notes Ser. B,
                     9 1/8s, 2007                                                                                816,663
.........................................................................................................................
           525,000   Owens Corning bonds 7 1/2s, 2018
                     (In default) (NON)                                                                          228,375
.........................................................................................................................
         1,245,000   Owens Corning notes 7 1/2s, 2005
                     (In default) (NON)                                                                          541,575
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,226,931
------------------------------------------------------------------------------------------------------------------------
Cable Television (3.3%)
.........................................................................................................................
            60,000   Adelphia Communications Corp. notes
                     Ser. B, 9 7/8s, 2005 (In default) (NON)                                                      55,800
.........................................................................................................................
           290,000   Adelphia Communications Corp. sr.
                     notes 10 7/8s, 2010 (In default) (NON)                                                      271,150
.........................................................................................................................
           130,000   Adelphia Communications Corp. sr.
                     notes 10 1/4s, 2006 (In default) (NON)                                                      120,900
.........................................................................................................................
            80,000   Adelphia Communications Corp. sr.
                     notes 9 3/8s, 2009 (In default) (NON)                                                        75,600
.........................................................................................................................
           140,000   Adelphia Communications Corp. sr.
                     notes 7 7/8s, 2009 (In default) (NON)                                                       128,100
.........................................................................................................................
           755,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 9 7/8s, 2007 (In default) (NON)                                               705,925
.........................................................................................................................
           650,000   Adelphia Communications Corp. sr.
                     notes Ser. B, 7 3/4s, 2009 (In default) (NON)                                               604,500
.........................................................................................................................
         1,090,000   Century Cable Holdings bank term loan
                     FRN 6s, 2009 (acquired 5/22/02 &
                     6/5/02, cost $964,576) (RES)                                                              1,004,163
.........................................................................................................................
           190,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (12 1/8s,
                     1/15/07), 2012 (STP)                                                                        116,850
.........................................................................................................................
         1,225,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     5/15/06), 2011 (STP)                                                                        820,750
.........................................................................................................................
           810,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. disc. notes
                     stepped-coupon zero % (11 3/4s,
                     1/15/05), 2010 (STP)                                                                        656,100
.........................................................................................................................
         2,795,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 11 1/8s, 2011                                                 2,564,413
.........................................................................................................................
         2,260,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10 3/4s, 2009                                                 2,073,550
.........................................................................................................................
           775,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10 1/4s, 2010                                                   693,625
.........................................................................................................................
         2,815,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 10s, 2011                                                     2,449,050
.........................................................................................................................
         1,790,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 9 5/8s, 2009                                                  1,575,200
.........................................................................................................................
           375,000   Charter Communications Holdings,
                     LLC/Capital Corp. sr. notes 8 5/8s, 2009                                                    327,188
.........................................................................................................................
         2,705,000   CSC Holdings, Inc. sr. notes 7 7/8s, 2007                                                 2,853,775
.........................................................................................................................
           730,000   Mediacom LLC/Mediacom Capital Corp.
                     sr. notes 9 1/2s, 2013                                                                      773,800
.........................................................................................................................
           640,000   Olympus Cable bank term loan FRN
                     Ser. B, 6s, 2010 (acquired 6/20/02 &
                     11/6/02, cost $520,106) (RES)                                                               606,080
.........................................................................................................................
           450,000   ONO Finance PLC sr. notes 14s, 2011
                     (United Kingdom)                                                                            473,063
.........................................................................................................................
           190,000   ONO Finance PLC sr. notes 13s, 2009
                     (United Kingdom)                                                                            197,838
.........................................................................................................................
EUR        290,000   ONO Finance PLC sr. notes Ser. REGS,
                     14s, 2011 (United Kingdom)                                                                  380,348
.........................................................................................................................
          $380,000   Quebecor Media, Inc. sr. disc. notes
                     stepped-coupon zero % (13 3/4s,
                     7/15/06), 2011 (Canada) (STP)                                                               336,300
.........................................................................................................................
         1,630,000   Quebecor Media, Inc. sr. notes
                     11 1/8s, 2011 (Canada)                                                                    1,886,725
.........................................................................................................................
         2,770,000   TeleWest Communications PLC debs.
                     11s, 2007 (United Kingdom) (In default) (NON)                                             1,800,500
.........................................................................................................................
           200,000   TeleWest Communications PLC debs.
                     9 5/8s, 2006 (United Kingdom)
                     (In default) (NON)                                                                          126,500
.........................................................................................................................
           420,000   TeleWest Communications PLC sr. notes
                     Ser. S, 9 7/8s, 2010 (United Kingdom)
                     (In default) (NON)                                                                          258,300
.........................................................................................................................
           170,000   TeleWest Communications PLC 144A sr.
                     notes 11 1/4s, 2008 (United Kingdom)
                     (In default) (NON)                                                                          109,225
.........................................................................................................................
           550,000   Videotron Ltee 144A notes 6 7/8s,
                     2014 (Canada)                                                                               567,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,613,193
------------------------------------------------------------------------------------------------------------------------
Capital Goods (8.9%)
.........................................................................................................................
           150,000   AGCO bank term loan FRN 3.41s, 2008
                     (acquired 12/03/03, cost $150,000) (RES)                                                    151,018
.........................................................................................................................
           470,000   Advanced Glass Fiber Yarns bank term
                     loan FRN Ser. A, 6 1/2s, 2004
                     (acquired 9/12/02, cost $329,000) (RES)                                                     329,000
.........................................................................................................................
           430,000   Advanced Glass Fiber Yarns sr. sub.
                     notes 9 7/8s, 2009 (In default) (NON)                                                        19,350
.........................................................................................................................
         1,560,000   AEP Industries, Inc. sr. sub. notes
                     9 7/8s, 2007                                                                              1,567,800
.........................................................................................................................
         2,333,112   Air2 US 144A sinking fund Ser. D,
                     12.266s, 2020 (In default) (NON)                                                             69,993
.........................................................................................................................
           114,268   Allied Waste Industries, Inc. bank
                     term loan FRN 3.9218s, 2010 (acquired
                     4/25/03, cost $114,267) (RES)                                                               115,553
.........................................................................................................................
            19,286   Allied Waste Industries, Inc. bank
                     term loan FRN Ser. C, 325s, 2010
                     (acquired 4/25/03, cost $19,286) (RES)                                                       19,495
.........................................................................................................................
         2,670,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 9 1/4s, 2012                                                     3,030,450
.........................................................................................................................
         2,240,000   Allied Waste North America, Inc.
                     company guaranty Ser. B, 8 1/2s, 2008                                                     2,486,400
.........................................................................................................................
         1,045,000   Allied Waste North America, Inc. 144A
                     sec. notes 6 1/2s, 2010                                                                   1,071,125
.........................................................................................................................
           199,000   Amsted Industries bank term loan FRN
                     5.1369s, 2010 (acquired 8/12/03,
                     cost $198,005) (RES)                                                                        199,809
.........................................................................................................................
         1,150,000   Argo-Tech Corp. company guaranty
                     8 5/8s, 2007                                                                              1,121,250
.........................................................................................................................
         1,640,000   Argo-Tech Corp. company guaranty
                     Ser. D, 8 5/8s, 2007                                                                      1,599,000
.........................................................................................................................
           820,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8 7/8s, 2011                                                                        768,750
.........................................................................................................................
         1,655,000   BE Aerospace, Inc. sr. sub. notes
                     Ser. B, 8s, 2008                                                                          1,551,563
.........................................................................................................................
           415,000   BE Aerospace, Inc. 144A sr. notes
                     8 1/2s, 2010                                                                                445,088
.........................................................................................................................
           390,000   Berry Plastics Corp. company guaranty
                     10 3/4s, 2012                                                                               448,988
.........................................................................................................................
         1,620,000   Blount, Inc. company guaranty 13s, 2009                                                   1,745,550
.........................................................................................................................
         1,765,000   Blount, Inc. company guaranty 7s, 2005                                                    1,773,825
.........................................................................................................................
         1,260,000   Browning-Ferris Industries, Inc.
                     debs. 7.4s, 2035                                                                          1,215,900
.........................................................................................................................
           500,000   Browning-Ferris Industries, Inc. sr.
                     notes 6 3/8s, 2008                                                                          496,250
.........................................................................................................................
EUR      1,050,000   BSN Financing Co. SA company guaranty
                     Ser. EUR, 10 1/4s, 2009 (Luxembourg)                                                      1,436,708
.........................................................................................................................
EUR        645,000   BSN Glasspack 144A sec. notes 9 1/4s,
                     2009 (France)                                                                               882,549
.........................................................................................................................
          $990,000   Crown Holdings SA notes 10 7/8s, 2013
                     (France)                                                                                  1,164,488
.........................................................................................................................
         3,250,000   Crown Holdings SA notes 9 1/2s, 2011
                     (France)                                                                                  3,680,625
.........................................................................................................................
         2,155,000   Decrane Aircraft Holdings Co. company
                     guaranty Ser. B, 12s, 2008                                                                1,099,050
.........................................................................................................................
           149,250   EaglePicher bank term loan FRN
                     4.6713s, 2009 (acquired 8/16/03, cost
                     $150,118) (RES)                                                                             150,680
.........................................................................................................................
         1,340,000   Earle M. Jorgensen Co. sec. notes
                     9 3/4s, 2012                                                                              1,494,100
.........................................................................................................................
           975,000   FIMEP SA sr. notes 10 1/2s, 2013 (France)                                                 1,150,500
.........................................................................................................................
EUR        680,000   Flender Holdings 144A sr. notes 11s,
                     2010 (Denmark)                                                                              943,303
.........................................................................................................................
        $1,018,000   Flowserve Corp. company guaranty
                     12 1/4s, 2010                                                                             1,180,880
.........................................................................................................................
           180,000   Fonda Group, Inc. sr. sub. notes
                     Ser. B, 9 1/2s, 2007                                                                        172,800
.........................................................................................................................
            62,500   Goodman Manufacturing bank term loan
                     FRN 3 1/4s, 2009 (acquired 11/20/03,
                     cost $62,500) (RES)                                                                          63,125
.........................................................................................................................
           240,000   Hexcel Corp. sr. sub. notes 9 3/4s, 2009                                                    251,400
.........................................................................................................................
         1,880,000   Insilco Holding Co. sr. disc. notes
                     zero %, 2008 (In default) (NON)                                                               7,755
.........................................................................................................................
EUR        505,000   Invensys, PLC sr. unsub. notes
                     5 1/2s, 2005 (United Kingdom)                                                               595,778
.........................................................................................................................
          $780,000   Jordan Industries, Inc. sr. notes
                     Ser. D, 10 3/8s, 2007                                                                       397,800
.........................................................................................................................
           970,000   K&F Industries, Inc. sr. sub. notes
                     Ser. B, 9 5/8s, 2010                                                                      1,087,613
.........................................................................................................................
           231,000   K&F Industries, Inc. sr. sub. notes
                     Ser. B, 9 1/4s, 2007                                                                        238,508
.........................................................................................................................
           640,000   L-3 Communications Corp. company
                     guaranty 7 5/8s, 2012                                                                       693,600
.........................................................................................................................
         1,500,000   L-3 Communications Corp. company
                     guaranty 6 1/8s, 2013                                                                     1,511,250
.........................................................................................................................
           130,950   Laidlaw International, Inc. bank term
                     loan FRN 5 1/2s, 2009 (acquired
                     6/18/03, cost $128,331) (RES)                                                               131,850
.........................................................................................................................
         1,985,000   Laidlaw International, Inc. 144A sr.
                     notes 10 3/4s, 2011                                                                       2,243,050
.........................................................................................................................
         1,585,000   Legrand SA debs. 8 1/2s, 2025 (France)                                                    1,674,156
.........................................................................................................................
           550,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 1/2s, 2012                                                                      621,500
.........................................................................................................................
EUR        335,000   Manitowoc Co., Inc. (The) company
                     guaranty 10 3/8s, 2011                                                                      464,082
.........................................................................................................................
          $415,000   Manitowoc Co., Inc. (The) sr. notes
                     7 1/8s, 2013                                                                                429,006
.........................................................................................................................
           585,000   Motors and Gears, Inc. sr. notes
                     Ser. D, 10 3/4s, 2006                                                                       498,713
.........................................................................................................................
         1,149,151   Oslo Seismic Services, Inc. 1st mtge.
                     8.28s, 2011                                                                               1,185,062
.........................................................................................................................
         1,435,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                              1,567,738
.........................................................................................................................
         1,035,000   Owens-Brockway Glass company guaranty
                     8 1/4s, 2013                                                                              1,111,331
.........................................................................................................................
           970,000   Owens-Brockway Glass company guaranty
                     7 3/4s, 2011                                                                              1,041,538
.........................................................................................................................
         1,315,000   Owens-Brockway Glass sr. sec. notes
                     8 3/4s, 2012                                                                              1,464,581
.........................................................................................................................
           980,000   Pliant Corp. sec. notes 11 1/8s, 2009                                                     1,058,400
.........................................................................................................................
         1,125,000   Roller Bearing Company of America
                     company guaranty Ser. B, 9 5/8s, 2007                                                     1,046,250
.........................................................................................................................
           200,000   Roper bank term loan FRN 3.16s, 2008
                     (acquired 12/22/03, cost $200,000) (RES)                                                    202,000
.........................................................................................................................
           775,000   Sensus Metering Systems Inc. 144A sr.
                     sub. notes 8 5/8s, 2013                                                                     795,344
.........................................................................................................................
           690,000   Sequa Corp. sr. notes 9s, 2009                                                              759,000
.........................................................................................................................
         1,310,000   Sequa Corp. sr. notes Ser. B, 8 7/8s, 2008                                                1,421,350
.........................................................................................................................
           220,000   Siebe PLC 144A notes 7 1/8s, 2007
                     (United Kingdom)                                                                            216,700
.........................................................................................................................
           795,000   Siebe PLC 144A sr. unsub. 6 1/2s, 2010
                     (United Kingdom)                                                                            735,375
.........................................................................................................................
           850,000   Sweetheart Cup Co. company guaranty
                     12s, 2004                                                                                   854,250
.........................................................................................................................
           970,000   TD Funding Corp. company guaranty
                     8 3/8s, 2011                                                                              1,031,838
.........................................................................................................................
         2,340,000   Tekni-Plex, Inc. company guaranty
                     Ser. B, 12 3/4s, 2010                                                                     2,562,300
.........................................................................................................................
           700,000   Tekni-Plex, Inc. 144A sr. sec. notes
                     8 3/4s, 2013                                                                                729,750
.........................................................................................................................
           360,000   Terex Corp. company guaranty
                     9 1/4s, 2011                                                                                396,000
.........................................................................................................................
         1,285,000   Terex Corp. company guaranty Ser. B,
                     10 3/8s, 2011                                                                             1,455,263
.........................................................................................................................
         1,195,000   Titan Corp. (The) 144A sr. sub. notes
                     8s, 2011                                                                                  1,356,325
.........................................................................................................................
            49,875   Transdigm, Inc. bank term loan FRN
                     4.1188s, 2010 (acquired 7/21/03,
                     cost $49,875) (RES)                                                                          50,358
.........................................................................................................................
         1,135,000   Trimas Corp. company guaranty
                     9 7/8s, 2012                                                                              1,183,238
.........................................................................................................................
           695,000   Vought Aircraft Industries Inc. 144A
                     sr. notes 8s, 2011                                                                          709,769
------------------------------------------------------------------------------------------------------------------------
                                                                                                              67,424,786
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.6%)
.........................................................................................................................
EUR        500,000   CB Bus AB sr. sub. notes 11s, 2010
                     (Sweden)                                                                                    529,662
.........................................................................................................................
        $2,345,000   Coinmach Corp. sr. notes 9s, 2010                                                         2,544,325
.........................................................................................................................
            49,239   Corrections Corporation of America
                     bank term loan FRN 3.9219s, 2008
                     (acquired 8/5/03, cost $49,239) (RES)                                                        49,731
.........................................................................................................................
         1,505,594   Derby Cycle Corp. (The) sr. notes
                     10s, 2008 (In default) (NON)                                                                 82,808
.........................................................................................................................
EUR      1,628,855   Derby Cycle Corp. (The) sr. notes
                     9 3/8s, 2008 (In default) (NON)                                                              57,765
.........................................................................................................................
          $100,000   IESI Corp. bank term loan FRN
                     4.6241s, 2010 (acquired 10/21/03,
                     cost $100,542) (RES)                                                                        100,938
.........................................................................................................................
         1,225,000   IESI Corp. company guaranty
                     10 1/4s, 2012                                                                             1,359,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,724,979
------------------------------------------------------------------------------------------------------------------------
Communication Services (7.0%)
.........................................................................................................................
         2,750,000   ACC Escrow Corp. 144A sr. notes
                     10s, 2011                                                                                 3,066,250
.........................................................................................................................
         1,196,000   Alamosa Delaware, Inc. company
                     guaranty 11s, 2010                                                                        1,303,640
.........................................................................................................................
             2,000   Alamosa Delaware, Inc. company
                     guaranty stepped-coupon zero % (12s,
                     7/31/06), 2009 (STP)                                                                          1,810
.........................................................................................................................
           385,000   American Cellular Corp. company
                     guaranty 9 1/2s, 2009 (In default) (NON)                                                    365,750
.........................................................................................................................
           575,000   American Tower Corp. sr. notes
                     9 3/8s, 2009                                                                                612,375
.........................................................................................................................
         1,430,000   American Towers, Inc. 144A sr. sub.
                     notes 7 1/4s, 2011                                                                        1,455,025
.........................................................................................................................
         1,080,000   Asia Global Crossing, Ltd. sr. notes
                     13 3/8s, 2010 (Bermuda) (In default) (NON)                                                  118,800
.........................................................................................................................
         3,530,000   Centennial Cellular Operating Co.
                     company guaranty 10 1/8s, 2013                                                            3,874,175
.........................................................................................................................
           785,000   Cincinnati Bell, Inc. notes 7 1/4s, 2023                                                    777,150
.........................................................................................................................
         1,680,000   Cincinnati Bell, Inc. 144A company
                     guaranty 7 1/4s, 2013                                                                     1,764,000
.........................................................................................................................
           835,000   Cincinnati Bell, Inc. 144A sr. sub.
                     notes 8 3/8s, 2014                                                                          901,800
.........................................................................................................................
         1,017,621   Colo.com, Inc. 144A sr. notes
                     13 7/8s, 2010 (In default) (NON)                                                              2,544
.........................................................................................................................
EUR        255,000   Colt Telecommunications Group PLC sr.
                     notes 7 5/8s, 2009 (United Kingdom)                                                         319,490
.........................................................................................................................
DEM        405,000   Colt Telecommunications Group PLC
                     sr. notes Ser. DBC, 8 7/8s, 2007
                     (United Kingdom)                                                                            260,879
.........................................................................................................................
           $99,750   Crown Castle International Corp. bank
                     term loan FRN 3.66s, 2010 (acquired
                     10/3/03, cost $99,750) (RES)                                                                101,175
.........................................................................................................................
         1,910,000   Crown Castle International Corp. sr.
                     notes 9 3/8s, 2011                                                                        2,120,100
.........................................................................................................................
           355,000   Crown Castle International Corp. sr.
                     notes 9s, 2011                                                                              378,963
.........................................................................................................................
            99,750   Dobson Communications Corp. bank term
                     loan FRN 4.4219s, 2010 (acquired
                     10/20/03, cost $99,750) (RES)                                                               100,935
.........................................................................................................................
         2,725,000   Dobson Communications Corp. 144A sr.
                     notes 8 7/8s, 2013                                                                        2,759,063
.........................................................................................................................
           505,000   Eircom Funding notes 8 1/4s, 2013
                     (Ireland)                                                                                   559,288
.........................................................................................................................
           735,000   Fairpoint Communications, Inc. sr.
                     sub. notes 12 1/2s, 2010                                                                    801,150
.........................................................................................................................
         2,290,000   Firstworld Communication Corp. sr.
                     disc. notes zero %, 2008 (In default) (NON)                                                     229
.........................................................................................................................
           343,388   Globix Corp. company guaranty
                     11s, 2008 (PIK)                                                                             302,181
.........................................................................................................................
         2,030,000   iPCS, Inc. sr. disc. notes
                     stepped-coupon zero % (14s, 7/15/05),
                     2010 (In default) (NON) (STP)                                                               284,200
.........................................................................................................................
           991,000   IWO Holdings, Inc. company guaranty
                     14s, 2011                                                                                   153,605
.........................................................................................................................
           145,000   Level 3 Communications, Inc. sr.
                     notes 9 1/8s, 2008                                                                          131,950
.........................................................................................................................
         3,145,000   Level 3 Financing Inc. 144A sr. notes
                     10 3/4s, 2011                                                                             3,325,838
.........................................................................................................................
         1,360,000   Madison River Capital Corp. sr. notes
                     13 1/4s, 2010                                                                             1,492,600
.........................................................................................................................
           455,000   MCI Communications Corp. sr. notes
                     Ser. D, 7 1/2s, 2004 (In default) (NON)                                                     366,275
.........................................................................................................................
           455,000   MCI Communications Corp. sr. notes
                     Ser. D, 6 1/2s, 2010 (In default) (NON)                                                     366,275
.........................................................................................................................
           635,000   Metromedia Fiber Network, Inc. sr.
                     notes 10s, 2009 (In default) (NON)                                                           38,100
.........................................................................................................................
         3,000,000   Metromedia Fiber Network, Inc. sr.
                     notes Ser. B, 10s, 2008 (In default) (NON)                                                  180,000
.........................................................................................................................
           920,000   Nextel Communications, Inc. sr. notes
                     9 1/2s, 2011                                                                              1,041,900
.........................................................................................................................
           320,000   Nextel Communications, Inc. sr. notes
                     9 3/8s, 2009                                                                                348,800
.........................................................................................................................
         3,005,000   Nextel Communications, Inc. sr. notes
                     7 3/8s, 2015                                                                              3,230,375
.........................................................................................................................
            72,000   Nextel Partners, Inc. sr. notes
                     12 1/2s, 2009                                                                                83,880
.........................................................................................................................
         1,015,000   Nextel Partners, Inc. sr. notes 11s, 2010                                                 1,121,575
.........................................................................................................................
         2,430,000   Nextel Partners, Inc. sr. notes
                     8 1/8s, 2011                                                                              2,587,950
.........................................................................................................................
         1,990,000   Orbital Imaging Corp. sr. notes
                     Ser. B, 11 5/8s, 2005 (In default) (NON)                                                  1,313,400
.........................................................................................................................
           146,250   Qwest Communications International,
                     Inc. bank term loan FRN 6 1/2s, 2007
                     (acquired 6/5/03, cost $144,788) (RES)                                                      153,745
.........................................................................................................................
         4,290,000   Qwest Corp. 144A notes 8 7/8s, 2012                                                       4,922,775
.........................................................................................................................
           300,000   Rural Cellular Corp. sr. sub. notes
                     Ser. B, 9 5/8s, 2008                                                                        292,500
.........................................................................................................................
           325,000   SBA Communications Corp. sr. notes
                     10 1/4s, 2009                                                                               319,313
.........................................................................................................................
           645,000   SBA Telecommunications Inc. 144A sr.
                     dis. notes stepped-coupon zero %
                     (9 3/4s, 12/15/07), 2011 (STP)                                                              453,113
.........................................................................................................................
         2,365,000   Telus Corp. notes 8s, 2011 (Canada)                                                       2,765,364
.........................................................................................................................
         1,300,000   TSI Telecommunication Services, Inc.
                     company guaranty Ser. B, 12 3/4s, 2009                                                    1,426,750
.........................................................................................................................
           862,000   UbiquiTel Operating Co. bonds
                     stepped-coupon zero % (14s,
                     4/15/05), 2010 (STP)                                                                        646,500
.........................................................................................................................
         1,805,000   US UnWired, Inc. company guaranty
                     stepped-coupon Ser. B, zero %
                     (13 3/8s, 11/1/04), 2009 (STP)                                                            1,308,625
.........................................................................................................................
         2,060,000   Western Wireless Corp. sr. notes
                     9 1/4s, 2013                                                                              2,173,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                              52,475,480
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.6%)
.........................................................................................................................
         1,675,000   Tyco International Group SA company
                     guaranty 7s, 2028 (Luxembourg)                                                            1,739,906
.........................................................................................................................
           275,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                          300,438
.........................................................................................................................
         1,545,000   Tyco International Group SA notes
                     6 3/8s, 2011 (Luxembourg)                                                                 1,651,219
.........................................................................................................................
           665,000   Tyco International Group SA 144A sr.
                     notes 6s, 2013 (Luxembourg)                                                                 684,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,376,513
------------------------------------------------------------------------------------------------------------------------
Consumer (1.1%)
.........................................................................................................................
         2,110,000   Icon Health & Fitness company
                     guaranty 11 1/4s, 2012                                                                    2,342,100
.........................................................................................................................
         1,910,000   Jostens Holding Corp. 144A sr. disc.
                     notes stepped-coupon zero % (10 1/4s,
                     12/1/08), 2013 (STP)                                                                      1,212,850
.........................................................................................................................
           200,000   Jostens, Inc. bank term loan FRN
                     Ser. B, 3.64s, 2010 (acquired 7/8/03,
                     cost $200,000) (RES)                                                                        201,640
.........................................................................................................................
           680,000   Jostens, Inc. sr. sub. notes 12 3/4s, 2010                                                  772,650
.........................................................................................................................
         3,411,000   Samsonite Corp. sr. sub. notes
                     10 3/4s, 2008                                                                             3,530,385
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,059,625
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.0%)
.........................................................................................................................
         1,165,000   Armkel, LLC/Armkel Finance sr. sub.
                     notes 9 1/2s, 2009                                                                        1,278,588
.........................................................................................................................
           254,000   French Fragrances, Inc. sr. notes
                     Ser. B, 10 3/8s, 2007                                                                       262,783
.........................................................................................................................
         3,050,000   Playtex Products, Inc. company
                     guaranty 9 3/8s, 2011                                                                     3,080,500
.........................................................................................................................
           780,000   Polaroid Corp. sr. notes 11 1/2s,
                     2006 (In default) (NON)                                                                     189,150
.........................................................................................................................
         1,325,000   Remington Arms Co., Inc. company
                     guaranty 10 1/2s, 2011                                                                    1,411,125
.........................................................................................................................
           655,000   Revlon Consumer Products sr. notes
                     9s, 2006                                                                                    429,025
.........................................................................................................................
           600,000   Revlon Consumer Products sr. notes
                     8 1/8s, 2006                                                                                393,000
.........................................................................................................................
           100,000   Scotts Co. (The) bank term loan FRN
                     3.1875s, 2010 (acquired 10/16/03,
                     cost $100,000) (RES)                                                                        101,125
.........................................................................................................................
           480,000   Scotts Co. (The) 144A sr. sub. notes
                     6 5/8s, 2013                                                                                493,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,638,496
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.5%)
.........................................................................................................................
         1,165,000   Brand Services, Inc. company guaranty
                     12s, 2012                                                                                 1,345,575
.........................................................................................................................
           100,000   Itron, Inc. bank term loan FRN 3.41s,
                     2010 (acquired 11/20/03, cost
                     $100,000) (RES)                                                                             101,000
.........................................................................................................................
           580,000   United Rentals (North America), Inc.
                     company guaranty Ser. B, 10 3/4s, 2008                                                      652,500
.........................................................................................................................
         1,785,000   Williams Scotsman, Inc. company
                     guaranty 9 7/8s, 2007                                                                     1,807,313
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,906,388
------------------------------------------------------------------------------------------------------------------------
Distribution (0.1%)
.........................................................................................................................
         1,230,000   Fleming Cos., Inc. company guaranty
                     10 1/8s, 2008 (In default) (NON)                                                            270,600
.........................................................................................................................
           985,000   Fleming Cos., Inc. sr. notes 9 1/4s, 2010
                     (In default) (NON)                                                                          216,700
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 487,300
------------------------------------------------------------------------------------------------------------------------
Energy (6.2%)
.........................................................................................................................
         1,520,000   Arch Western Finance, LLC 144A sr.
                     notes 6 3/4s, 2013                                                                        1,561,800
.........................................................................................................................
         1,290,000   Belden & Blake Corp. company guaranty
                     Ser. B, 9 7/8s, 2007                                                                      1,270,650
.........................................................................................................................
         1,220,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                              1,311,500
.........................................................................................................................
           770,000   Chesapeake Energy Corp. company
                     guaranty 9s, 2012                                                                           887,425
.........................................................................................................................
           505,000   Chesapeake Energy Corp. company
                     guaranty 8 1/8s, 2011                                                                       560,550
.........................................................................................................................
         1,630,000   Chesapeake Energy Corp. sr. notes
                     7 1/2s, 2013                                                                              1,764,475
.........................................................................................................................
         1,675,000   Comstock Resources, Inc. company
                     guaranty 11 1/4s, 2007                                                                    1,804,813
.........................................................................................................................
         1,325,000   Dresser, Inc. company guaranty
                     9 3/8s, 2011                                                                              1,440,938
.........................................................................................................................
           254,000   El Paso Energy Partners LP company
                     guaranty Ser. B, 8 1/2s, 2011                                                               285,750
.........................................................................................................................
         1,050,000   Encore Acquisition Co. company
                     guaranty 8 3/8s, 2012                                                                     1,136,625
.........................................................................................................................
         1,155,000   Forest Oil Corp. company guaranty
                     7 3/4s, 2014                                                                              1,221,413
.........................................................................................................................
           660,000   Forest Oil Corp. sr. notes 8s, 2011                                                         717,750
.........................................................................................................................
           295,000   Forest Oil Corp. sr. notes 8s, 2008                                                         320,813
.........................................................................................................................
           640,000   Gazprom OAO 144A notes 9 5/8s, 2013
                     (Russia)                                                                                    705,600
.........................................................................................................................
           720,000   Hanover Compressor Co. sr. notes
                     8 5/8s, 2010                                                                                756,814
.........................................................................................................................
         1,080,000   Hanover Compressor Co. sub. notes
                     zero %, 2007                                                                                793,800
.........................................................................................................................
           720,000   Hanover Equipment Trust sec. notes
                     Ser. A, 8 1/2s, 2008                                                                        763,200
.........................................................................................................................
           785,000   Hornbeck Offshore Services, Inc. sr.
                     notes 10 5/8s, 2008                                                                         867,425
.........................................................................................................................
           560,000   Key Energy Services, Inc. sr. notes
                     6 3/8s, 2013                                                                                568,400
.........................................................................................................................
           320,000   Leviathan Gas Corp. company guaranty
                     Ser. B, 10 3/8s, 2009                                                                       350,400
.........................................................................................................................
         1,045,000   Massey Energy Co. 144A sr. notes
                     6 5/8s, 2010                                                                              1,071,125
.........................................................................................................................
         1,380,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                              1,538,700
.........................................................................................................................
         1,235,000   Offshore Logistics, Inc. company
                     guaranty 6 1/8s, 2013                                                                     1,210,300
.........................................................................................................................
           770,000   Parker & Parsley Co. sr. notes
                     8 1/4s, 2007                                                                                871,610
.........................................................................................................................
           100,000   Parker Drilling Co. bank term loan
                     FRN 5.42s, 2007 (acquired 10/22/03,
                     cost $100,000) (RES)                                                                        100,438
.........................................................................................................................
         1,055,000   Parker Drilling Co. company guaranty
                     Ser. B, 10 1/8s, 2009                                                                     1,118,300
.........................................................................................................................
            66,994   Peabody Energy Corp. bank term loan
                     FRN Ser. B, 3.6662s, 2010 (acquired
                     3/20/03, cost $66,994) (RES)                                                                 67,608
.........................................................................................................................
           320,000   Pemex Project Funding Master Trust
                     company guaranty 8 5/8s, 2022                                                               352,400
.........................................................................................................................
         1,835,000   Pemex Project Funding Master Trust
                     company guaranty 7 3/8s, 2014                                                             1,929,136
.........................................................................................................................
         1,770,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                     2,202,623
.........................................................................................................................
           210,000   Pioneer Natural Resources Co. company
                     guaranty 7.2s, 2028                                                                         222,397
.........................................................................................................................
           705,000   Plains All American Pipeline
                     LP/Plains All American Finance Corp.
                     company guaranty 7 3/4s, 2012                                                               813,394
.........................................................................................................................
         1,090,000   Plains Exploration & Production Co.
                     company guaranty Ser. B, 8 3/4s, 2012                                                     1,197,638
.........................................................................................................................
           915,000   Plains Exploration & Production Co.
                     sr. sub. notes 8 3/4s, 2012                                                               1,005,356
.........................................................................................................................
         1,060,000   Pogo Producing Co. sr. sub. notes
                     Ser. B, 8 1/4s, 2011                                                                      1,181,900
.........................................................................................................................
           120,000   Pride International, Inc. sr. notes 10s, 2009                                               128,700
.........................................................................................................................
           751,000   Pride Petroleum Services, Inc. sr.
                     notes 9 3/8s, 2007                                                                          773,530
.........................................................................................................................
         1,140,000   Seabulk International, Inc. company
                     guaranty 9 1/2s, 2013                                                                     1,185,600
.........................................................................................................................
           630,000   Seven Seas Petroleum, Inc. sr. notes
                     Ser. B, 12 1/2s, 2005 (In default) (NON)                                                      8,312
.........................................................................................................................
         1,360,000   Star Gas Partners LP/Star Gas Finance
                     Co. sr. notes 10 1/4s, 2013                                                               1,482,400
.........................................................................................................................
           692,308   Star Gas Propane 1st Mtge. 8.04s, 2009                                                      695,769
.........................................................................................................................
           640,000   Swift Energy Co. sr. sub. notes
                     10 1/4s, 2009                                                                               694,400
.........................................................................................................................
           910,000   Swift Energy Co. sr. sub. notes 9 3/8s, 2012                                                991,900
.........................................................................................................................
         1,775,000   Trico Marine Services, Inc. company
                     guaranty 8 7/8s, 2012                                                                     1,295,750
.........................................................................................................................
           280,000   Universal Compression, Inc. sr. notes
                     7 1/4s, 2010                                                                                291,200
.........................................................................................................................
           660,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                716,100
.........................................................................................................................
           285,000   Vintage Petroleum, Inc. sr. sub.
                     notes 7 7/8s, 2011                                                                          300,675
.........................................................................................................................
            86,986   Weg Acquisition bank term loan FRN
                     4.61s, 2008 (acquired 6/13/03,
                     cost $86,116) (RES)                                                                          87,856
.........................................................................................................................
         1,275,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                     1,402,500
.........................................................................................................................
         1,010,000   Westport Resources Corp. 144A company
                     guaranty 8 1/4s, 2011                                                                     1,111,000
.........................................................................................................................
           750,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                     851,250
.........................................................................................................................
           565,000   XTO Energy, Inc. sr. notes 6 1/4s, 2013                                                     594,663
------------------------------------------------------------------------------------------------------------------------
                                                                                                              46,584,671
------------------------------------------------------------------------------------------------------------------------
Entertainment (1.5%)
.........................................................................................................................
         1,205,000   AMC Entertainment, Inc. sr. sub.
                     notes 9 7/8s, 2012                                                                        1,340,563
.........................................................................................................................
         1,249,000   AMC Entertainment, Inc. sr. sub.
                     notes 9 1/2s, 2011                                                                        1,311,450
.........................................................................................................................
           255,000   AMC Entertainment, Inc. sr. sub.
                     notes 9 1/2s, 2009                                                                          262,650
.........................................................................................................................
            81,400   Carmike Cinemas, Inc. bank term loan
                     FRN Ser. B, 7 3/4s, 2005 (acquired
                     10/4/02, cost $79,365) (RES)                                                                 81,672
.........................................................................................................................
         1,205,000   Cinemark USA, Inc. sr. sub. notes 9s, 2013                                                1,355,625
.........................................................................................................................
         1,695,000   Cinemark USA, Inc. sr. sub. notes
                     Ser. B, 8 1/2s, 2008                                                                      1,771,275
.........................................................................................................................
            45,000   Regal Cinemas, Inc. company guaranty
                     Ser. B, 9 3/8s, 2012                                                                         50,850
.........................................................................................................................
            50,000   Six Flags, Inc. bank term loan FRN
                     Ser. B, 3.62s, 2009 (acquired
                     1/15/03, cost $49,938) (RES)                                                                 49,857
.........................................................................................................................
         3,055,000   Six Flags, Inc. sr. notes 8 7/8s, 2010                                                    3,131,375
.........................................................................................................................
         1,765,000   Six Flags, Inc. 144A sr. notes 9 5/8s, 2014                                               1,848,838
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,204,155
------------------------------------------------------------------------------------------------------------------------
Financial (1.7%)
.........................................................................................................................
           960,000   Advanta Corp. 144A company guaranty
                     Ser. B, 8.99s, 2026                                                                         748,800
.........................................................................................................................
         1,142,000   Chevy Chase Savings Bank, Inc. sub.
                     debs. 9 1/4s, 2005                                                                        1,171,978
.........................................................................................................................
           575,000   Crescent Real Estate Equities LP
                     notes 7 1/2s, 2007 (R)                                                                      600,875
.........................................................................................................................
         1,555,000   Crescent Real Estate Equities LP sr.
                     notes 9 1/4s, 2009 (R)                                                                    1,710,500
.........................................................................................................................
         4,047,000   Finova Group, Inc. notes 7 1/2s, 2009                                                     2,428,200
.........................................................................................................................
           131,963   Infinity Inc. bank term loan FRN 3.67s,
                     2010 (acquired 7/2/03, cost $131,963) (RES)                                                 132,787
.........................................................................................................................
           950,000   iStar Financial, Inc. sr. notes
                     8 3/4s, 2008 (R)                                                                          1,092,500
.........................................................................................................................
           205,000   iStar Financial, Inc. sr. notes 7s, 2008 (R)                                                221,400
.........................................................................................................................
           865,000   iStar Financial, Inc. sr. notes 6s, 2010                                                    884,463
.........................................................................................................................
         1,590,000   Peoples Bank - Bridgeport sub. notes
                     9 7/8s, 2010 (acquired 1/12/01,
                     cost $1,654,681) (RES)                                                                    1,920,054
.........................................................................................................................
           935,000   UBS AG/Jersey Branch sr. notes
                     Ser. EMTN, 9.14s, 2008 (Jersey)                                                             953,700
.........................................................................................................................
         1,070,000   Western Financial Bank sub. debs.
                     9 5/8s, 2012                                                                              1,190,375
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,055,632
------------------------------------------------------------------------------------------------------------------------
Food (1.2%)
.........................................................................................................................
           668,756   Archibald Candy Corp. company
                     guaranty 10s, 2007 (PIK)                                                                    227,377
.........................................................................................................................
           320,000   Dean Foods Co. sr. notes 6 5/8s, 2009                                                       336,000
.........................................................................................................................
           410,000   Del Monte Corp. company guaranty
                     Ser. B, 9 1/4s, 2011                                                                        453,050
.........................................................................................................................
         1,030,000   Del Monte Corp. sr. sub. notes
                     8 5/8s, 2012                                                                              1,127,850
.........................................................................................................................
           231,024   Del Monte Foods Co. bank term loan
                     FRN Ser. B, 4.92s, 2010 (acquired
                     12/16/02, cost $229,869) (RES)                                                              233,383
.........................................................................................................................
         1,035,000   Doane Pet Care Co. sr. sub. debs.
                     9 3/4s, 2007                                                                                926,325
.........................................................................................................................
            44,639   Dole Food Co. bank term loan FRN
                     4.0451s, 2009 (acquired 3/28/03 &
                     11/20/03, cost $44,639) (RES)                                                                45,197
.........................................................................................................................
           450,000   Dole Food Co. sr. notes 8 7/8s, 2011                                                        493,875
.........................................................................................................................
           370,000   Dole Food Co. sr. notes 8 5/8s, 2009                                                        406,075
.........................................................................................................................
         1,485,000   Eagle Family Foods company guaranty
                     Ser. B, 8 3/4s, 2008                                                                      1,084,050
.........................................................................................................................
         1,980,000   Land O'Lakes, Inc. sr. notes 8 3/4s, 2011                                                 1,742,400
.........................................................................................................................
           136,442   Pinnacle Foods Holding Corp. bank
                     term loan FRN 3.91s, 2010 (acquired
                     11/26/03, cost $136,468) (RES)                                                              137,124
.........................................................................................................................
            38,558   Pinnacle Foods Holding Corp. bank
                     term loan FRN 1.17s, 2010 (acquired
                     11/26/03, cost $38,532) (RES)                                                                38,751
.........................................................................................................................
           710,000   Pinnacle Foods Holding Corp. 144A sr.
                     sub. notes 8 1/4s, 2013                                                                     734,850
.........................................................................................................................
         1,190,000   Premier International Foods PLC sr.
                     notes 12s, 2009 (United Kingdom)                                                          1,303,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,289,357
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (4.6%)
.........................................................................................................................
         1,150,000   Ameristar Casinos, Inc. company
                     guaranty 10 3/4s, 2009                                                                    1,322,500
.........................................................................................................................
           200,000   Argosy Gaming Co. company guaranty
                     10 3/4s, 2009                                                                               216,250
.........................................................................................................................
           280,000   Argosy Gaming Co. sr. sub. notes 9s, 2011                                                   310,100
.........................................................................................................................
         1,320,000   Boyd Gaming Corp. sr. sub. notes
                     8 3/4s, 2012                                                                              1,445,400
.........................................................................................................................
           680,000   Chumash Casino & Resort Enterprise
                     144A sr. notes 9 1/4s, 2010                                                                 748,000
.........................................................................................................................
         1,660,000   Herbst Gaming, Inc. sec. notes
                     Ser. B, 10 3/4s, 2008                                                                     1,875,800
.........................................................................................................................
         1,450,000   Hollywood Park, Inc. company guaranty
                     Ser. B, 9 1/4s, 2007                                                                      1,500,750
.........................................................................................................................
         1,760,000   Horseshoe Gaming Holdings company
                     guaranty 8 5/8s, 2009                                                                     1,861,200
.........................................................................................................................
           890,000   Inn of the Mountain Gods 144A sr.
                     notes 12s, 2010                                                                             945,625
.........................................................................................................................
           825,000   Mandalay Resort Group sr. notes
                     6 1/2s, 2009                                                                                855,938
.........................................................................................................................
           210,000   MGM Mirage, Inc. coll. sr. notes
                     6 7/8s, 2008                                                                                224,175
.........................................................................................................................
         2,560,000   MGM Mirage, Inc. company guaranty
                     8 1/2s, 2010                                                                              2,937,600
.........................................................................................................................
           295,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                334,088
.........................................................................................................................
           630,000   Mirage Resorts, Inc. notes 6 3/4s, 2008                                                     672,525
.........................................................................................................................
           320,000   Mohegan Tribal Gaming Authority sr.
                     notes 8 1/8s, 2006                                                                          344,800
.........................................................................................................................
           760,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 8 3/8s, 2011                                                                     828,400
.........................................................................................................................
         1,155,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 6 3/8s, 2009                                                                   1,192,538
.........................................................................................................................
         2,030,000   Park Place Entertainment Corp. sr.
                     notes 7 1/2s, 2009                                                                        2,233,000
.........................................................................................................................
           920,000   Park Place Entertainment Corp. sr.
                     notes 7s, 2013                                                                              982,100
.........................................................................................................................
           770,000   Park Place Entertainment Corp. sr.
                     sub. notes 8 7/8s, 2008                                                                     872,025
.........................................................................................................................
            15,000   Park Place Entertainment Corp. sr.
                     sub. notes 8 1/8s, 2011                                                                      16,819
.........................................................................................................................
           870,000   Penn National Gaming, Inc. company
                     guaranty Ser. B, 11 1/8s, 2008                                                              979,838
.........................................................................................................................
         1,825,000   Penn National Gaming, Inc. sr. sub.
                     notes 8 7/8s, 2010                                                                        1,980,125
.........................................................................................................................
            90,000   Pinnacle Entertainment, Inc. bank
                     term loan FRN 4.65s, 2009 (acquired
                     12/15/03, cost $90,000) (RES)                                                                90,788
.........................................................................................................................
           690,000   Pinnacle Entertainment, Inc. sr. sub.
                     notes 8 3/4s, 2013                                                                          702,075
.........................................................................................................................
         1,015,000   Resorts International Hotel and
                     Casino, Inc. company guaranty
                     11 1/2s, 2009                                                                             1,103,813
.........................................................................................................................
         1,045,000   Riviera Holdings Corp. company
                     guaranty 11s, 2010                                                                        1,084,188
.........................................................................................................................
           322,563   Scientific Games Holdings bank term
                     loan FRB 3.92s, 2008 (acquired
                     12/11/02, cost $320,950) (RES)                                                              326,191
.........................................................................................................................
           975,000   Station Casinos, Inc. sr. notes 8 3/8s, 2008                                              1,045,688
.........................................................................................................................
         1,335,000   Trump Atlantic City Associates
                     company guaranty 11 1/4s, 2006                                                            1,017,938
.........................................................................................................................
         2,775,000   Trump Casino Holdings, LLC company
                     guaranty 11 5/8s, 2010                                                                    2,657,063
.........................................................................................................................
         1,620,000   Venetian Casino Resort, LLC company
                     guaranty 11s, 2010                                                                        1,879,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,586,540
------------------------------------------------------------------------------------------------------------------------
Health Care (5.7%)
.........................................................................................................................
            33,755   ALARIS Medical Systems, Inc. bank
                     term loan FRN 3.655s, 2009 (acquired
                     6/30/03, cost $33,755) (RES)                                                                 34,092
.........................................................................................................................
            89,546   Alderwoods Group, Inc. bank term loan
                     FRN 4.4049s, 2008 (acquired 9/9/03,
                     cost $89,546) (RES)                                                                          90,666
.........................................................................................................................
         2,558,000   Alderwoods Group, Inc. company
                     guaranty 12 1/4s, 2009                                                                    2,877,750
.........................................................................................................................
         1,331,000   Alliance Imaging, Inc. sr. sub. notes
                     10 3/8s, 2011                                                                             1,410,860
.........................................................................................................................
         1,100,000   AmerisourceBergen Corp. company
                     guaranty 7 1/4s, 2012                                                                     1,185,250
.........................................................................................................................
         1,040,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                              1,175,200
.........................................................................................................................
         1,850,000   Ardent Health Services 144A sr. sub.
                     notes 10s, 2013                                                                           2,016,500
.........................................................................................................................
           124,688   Beverly Enterprises, Inc. bank term
                     loan FRN 4.42s, 2008 (acquired
                     10/20/03, cost $124,375) (RES)                                                              125,779
.........................................................................................................................
           880,000   Biovail Corp. sr. sub. notes 7 7/8s,
                     2010 (Canada)                                                                               894,080
.........................................................................................................................
            98,750   Community Health Systems, Inc. bank
                     term loan FRN Ser. B, 3.67s, 2010
                     (acquired 7/11/02, cost $98,750) (RES)                                                       99,540
.........................................................................................................................
           199,000   Concentra bank term loan FRN 4.9368s,
                     2009 (acquired 8/12/03, cost $199,000) (RES)                                                200,866
.........................................................................................................................
           350,000   Dade Behring, Inc. company guaranty
                     11.91s, 2010                                                                                403,375
.........................................................................................................................
           198,923   DaVita, Inc. bank term loan FRN Ser. C,
                     3.396s, 2009 (acquired 7/17/03,
                     cost $198,923) (RES)                                                                        199,882
.........................................................................................................................
           950,000   Extendicare Health Services, Inc.
                     company guaranty 9 1/2s, 2010                                                             1,054,500
.........................................................................................................................
           100,000   Hanger Orthopedic Group, Inc. bank
                     term loan FRN 3.9125s, 2009 (acquired
                     9/29/03, cost $100,000) (RES)                                                               100,750
.........................................................................................................................
         1,170,000   Hanger Orthopedic Group, Inc. company
                     guaranty 10 3/8s, 2009                                                                    1,327,950
.........................................................................................................................
         1,345,000   HCA, Inc. debs. 7.19s, 2015                                                               1,442,632
.........................................................................................................................
           670,000   HCA, Inc. notes 8.36s, 2024                                                                 752,803
.........................................................................................................................
           175,000   HCA, Inc. notes 7s, 2007                                                                    191,570
.........................................................................................................................
           225,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            256,615
.........................................................................................................................
         2,105,000   Healthsouth Corp. notes 7 5/8s, 2012                                                      1,968,175
.........................................................................................................................
           625,000   Healthsouth Corp. sr. notes 8 1/2s, 2008                                                    600,000
.........................................................................................................................
           455,000   Healthsouth Corp. sr. notes 8 3/8s, 2011                                                    428,838
.........................................................................................................................
           565,000   Healthsouth Corp. sr. notes 7s, 2008                                                        526,863
.........................................................................................................................
         1,200,000   IASIS Healthcare Corp. company
                     guaranty 13s, 2009                                                                        1,350,000
.........................................................................................................................
           145,000   IASIS Healthcare Corp. company
                     guaranty 8 1/2s, 2009                                                                       151,163
.........................................................................................................................
           149,250   Kinetic Concepts, Inc. bank term loan
                     FRN 3.92s, 2011 (acquired 8/5/03,
                     cost $149,589) (RES)                                                                        150,836
.........................................................................................................................
         2,480,000   Magellan Health Services, Inc. sr.
                     sub. notes 9s, 2008 (In default) (NON)                                                    1,835,200
.........................................................................................................................
           490,000   Magellan Health Services, Inc. 144A
                     sr. notes 9 3/8s, 2007 (In default) (NON)                                                   514,500
.........................................................................................................................
           112,219   Medex, Inc. bank term loan FRN
                     4.1875s, 2009 (acquired 6/16/03,
                     cost $112,160) (RES)                                                                        112,780
.........................................................................................................................
         1,850,000   Mediq, Inc. debs. 13s, 2009 (In default) (NON)                                                  185
.........................................................................................................................
         1,380,000   MedQuest, Inc. company guaranty
                     Ser. B, 11 7/8s, 2012                                                                     1,514,550
.........................................................................................................................
         5,470,000   Multicare Companies, Inc. sr. sub.
                     notes 9s, 2007 (In default) (NON)                                                                 5
.........................................................................................................................
           690,000   NeighborCare, Inc. 144A sr. sub.
                     notes 6 7/8s, 2013                                                                          702,075
.........................................................................................................................
         1,305,000   Omnicare, Inc. sr. sub. notes 6 1/8s, 2013                                                1,311,525
.........................................................................................................................
         1,438,000   PacifiCare Health Systems, Inc.
                     company guaranty 10 3/4s, 2009                                                            1,686,055
.........................................................................................................................
         1,265,000   Province Healthcare Co. sr. sub.
                     notes 7 1/2s, 2013                                                                        1,265,000
.........................................................................................................................
           660,000   Service Corp. International debs.
                     7 7/8s, 2013                                                                                671,550
.........................................................................................................................
           140,000   Service Corp. International notes
                     7.2s, 2006                                                                                  145,600
.........................................................................................................................
            45,000   Service Corp. International notes
                     6 7/8s, 2007                                                                                 46,575
.........................................................................................................................
           210,000   Service Corp. International notes
                     6 1/2s, 2008                                                                                215,775
.........................................................................................................................
         1,830,000   Service Corp. International notes 6s, 2005                                                1,866,600
.........................................................................................................................
           480,000   Service Corp. International notes
                     7.7s, 2009                                                                                  512,400
.........................................................................................................................
         1,350,000   Stewart Enterprises, Inc. notes
                     10 3/4s, 2008                                                                             1,525,500
.........................................................................................................................
           385,000   Tenet Healthcare Corp. notes
                     7 3/8s, 2013                                                                                386,925
.........................................................................................................................
           100,000   Tenet Healthcare Corp. sr. notes
                     6 1/2s, 2012                                                                                 95,875
.........................................................................................................................
         2,960,000   Tenet Healthcare Corp. sr. notes
                     6 3/8s, 2011                                                                              2,841,600
.........................................................................................................................
           295,000   Tenet Healthcare Corp. sr. notes
                     5 3/8s, 2006                                                                                290,575
.........................................................................................................................
         2,100,000   Triad Hospitals, Inc. 144A sr. sub.
                     notes 7s, 2013                                                                            2,115,750
.........................................................................................................................
         1,585,000   Universal Hospital Services, Inc.
                     144A sr. notes 10 1/8s, 2011                                                              1,664,250
.........................................................................................................................
           545,000   Ventas Realty LP/Capital Corp.
                     company guaranty 9s, 2012                                                                   604,950
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,942,335
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.7%)
.........................................................................................................................
           870,000   Beazer Homes USA, Inc. company
                     guaranty 8 5/8s, 2011                                                                       957,000
.........................................................................................................................
           290,000   Beazer Homes USA, Inc. company
                     guaranty 8 3/8s, 2012                                                                       319,725
.........................................................................................................................
           350,000   D.R. Horton, Inc. sr. notes 7 7/8s, 2011                                                    397,250
.........................................................................................................................
           525,000   D.R. Horton, Inc. sr. notes 6 7/8s, 2013                                                    557,813
.........................................................................................................................
         1,895,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                  1,895,000
.........................................................................................................................
           860,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 10 1/2s, 2007                                                            1,012,650
.........................................................................................................................
         1,120,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8 7/8s, 2012                                                             1,232,000
.........................................................................................................................
           415,000   K. Hovnanian Enterprises, Inc.
                     company guaranty 8s, 2012                                                                   448,200
.........................................................................................................................
           165,000   K. Hovnanian Enterprises, Inc. sr.
                     notes 6 1/2s, 2014                                                                          164,381
.........................................................................................................................
           550,000   Meritage Corp. company guaranty
                     9 3/4s, 2011                                                                                614,625
.........................................................................................................................
         1,180,000   Ryland Group, Inc. sr. notes 9 3/4s, 2010                                                 1,342,250
.........................................................................................................................
           210,000   Ryland Group, Inc. sr. notes 5 3/8s, 2008                                                   216,300
.........................................................................................................................
            50,000   Ryland Group, Inc. sr. sub. notes
                     9 1/8s, 2011                                                                                 57,500
.........................................................................................................................
           725,000   Schuler Homes, Inc. company guaranty
                     10 1/2s, 2011                                                                               841,000
.........................................................................................................................
           725,000   Technical Olympic USA, Inc. company
                     guaranty 10 3/8s, 2012                                                                      812,000
.........................................................................................................................
           350,000   Technical Olympic USA, Inc. company
                     guaranty 9s, 2010                                                                           376,250
.........................................................................................................................
           475,000   WCI Communities, Inc. company
                     guaranty 10 5/8s, 2011                                                                      535,563
.........................................................................................................................
         1,055,000   WCI Communities, Inc. company
                     guaranty 9 1/8s, 2012                                                                     1,163,138
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,942,645
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.4%)
.........................................................................................................................
         2,230,000   Sealy Mattress Co. company guaranty
                     Ser. B, zero %, 2007                                                                      2,313,625
.........................................................................................................................
           895,000   Sealy Mattress Co. sr. sub. notes
                     Ser. B, 9 7/8s, 2007                                                                        928,563
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,242,188
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (2.5%)
.........................................................................................................................
         1,350,000   FelCor Lodging LP company guaranty
                     9 1/2s, 2008 (R)                                                                          1,458,000
.........................................................................................................................
         1,040,000   Gaylord Entertainment Co. 144A sr.
                     notes 8s, 2013                                                                            1,092,000
.........................................................................................................................
         1,640,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                    1,840,900
.........................................................................................................................
         3,315,000   HMH Properties, Inc. company guaranty
                     Ser. B, 7 7/8s, 2008                                                                      3,447,600
.........................................................................................................................
           510,000   Host Marriott LP company guaranty
                     Ser. G, 9 1/4s, 2007 (R)                                                                    569,925
.........................................................................................................................
         1,147,000   Host Marriott LP sr. notes Ser. E,
                     8 3/8s, 2006 (R)                                                                          1,222,989
.........................................................................................................................
         1,380,000   Host Marriott LP 144A sr. notes
                     7 1/8s, 2013 (R)                                                                          1,414,500
.........................................................................................................................
         1,195,000   ITT Corp. notes 6 3/4s, 2005                                                              1,254,750
.........................................................................................................................
         2,305,000   John Q. Hammons Hotels LP/John Q.
                     Hammons Hotels Finance Corp. III 1st
                     mtge. Ser. B, 8 7/8s, 2012                                                                2,518,213
.........................................................................................................................
           580,000   Meristar Hospitality Corp. company
                     guaranty 9 1/8s, 2011 (R)                                                                   614,800
.........................................................................................................................
         1,140,000   Meristar Hospitality Corp. company
                     guaranty 9s, 2008 (R)                                                                     1,191,300
.........................................................................................................................
           145,000   MeriStar Hospitality Operating
                     Partnership/MeriStar Hospitality Finance
                     Corp. company guaranty 10 1/2s, 2009                                                        157,325
.........................................................................................................................
         1,295,000   RFS Partnership LP company guaranty
                     9 3/4s, 2012                                                                              1,385,650
.........................................................................................................................
           205,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 7/8s, 2012                                                          230,625
.........................................................................................................................
           705,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 3/8s, 2007                                                          761,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,159,977
------------------------------------------------------------------------------------------------------------------------
Media (0.5%)
.........................................................................................................................
         1,500,000   Capital Records, Inc. 144A company
                     guaranty 8 3/8s, 2009                                                                     1,576,136
.........................................................................................................................
            75,000   Lions Gate Entertainment bank term
                     loan FRN 4.43s, 2008 (acquired 12/15/03,
                     cost $75,000) (RES)                                                                          75,000
.........................................................................................................................
            90,000   Vivendi Universal SA bank term loan
                     FRN Ser. B, 3.9149s, 2008 (acquired
                     6/23/03, cost $90,000) (France) (RES)                                                        90,563
.........................................................................................................................
           715,000   Vivendi Universal SA 144A notes
                     6 1/4s, 2008 (France)                                                                       757,006
.........................................................................................................................
         1,185,000   Vivendi Universal SA 144A sr. notes
                     9 1/4s, 2010 (France)                                                                     1,404,225
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,902,930
------------------------------------------------------------------------------------------------------------------------
Other (0.6%)
.........................................................................................................................
         3,300,000   DJ TRAC-X NA HY T1 144A notes
                     7 3/8s, 2009                                                                              3,455,100
.........................................................................................................................
           850,000   DJ TRAC-X NA HY T3 144A notes
                     8s, 2009                                                                                    895,220
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,350,320
------------------------------------------------------------------------------------------------------------------------
Publishing (3.6%)
.........................................................................................................................
            31,902   Affinity Group Holdings bank term
                     loan FRN Ser. B1, 5.1875s, 2009
                     (acquired 5/27/03, cost $31,822) (RES)                                                       31,952
.........................................................................................................................
            79,754   Affinity Group Holdings bank term
                     loan FRN Ser. B2, 5.152s, 2009
                     (acquired 5/27/03, cost $79,754) (RES)                                                       79,879
.........................................................................................................................
         2,411,000   Affinity Group Holdings sr. notes
                     11s, 2007                                                                                 2,483,330
.........................................................................................................................
           188,704   Dex Media West, LLC bank term loan
                     FRN 3.9249s, 2010 (acquired 9/9/03,
                     cost $188,704) (RES)                                                                        190,669
.........................................................................................................................
         2,040,000   Dex Media West, LLC 144A sr. notes
                     8 1/2s, 2010                                                                              2,272,050
.........................................................................................................................
           965,000   Dex Media, Inc. 144A disc. Notes
                     stepped-coupon zero % (9s, 11/15/08),
                     2013 (STP)                                                                                  677,913
.........................................................................................................................
         1,105,000   Dex Media, Inc. 144A notes 8s, 2013                                                       1,153,952
.........................................................................................................................
           880,000   Garden State Newspapers, Inc. sr.
                     sub. notes 8 5/8s, 2011                                                                     932,800
.........................................................................................................................
         2,953,471   Hollinger Participation Trust 144A
                     sr. notes 12 1/8s, 2010 (Canada) (PIK)                                                    3,529,340
.........................................................................................................................
         1,500,000   Medianews Group Inc. 144A sr. sub.
                     notes 6 7/8s, 2013                                                                        1,526,250
.........................................................................................................................
            89,775   Moore Wallace bank term loan FRN
                     Ser. B, 3.1438s, 2010 (acquired
                     3/13/03, cost $89,775) (RES)                                                                 90,056
.........................................................................................................................
         2,020,000   PRIMEDIA, Inc. company guaranty
                     8 7/8s, 2011                                                                              2,131,100
.........................................................................................................................
         1,060,000   PRIMEDIA, Inc. company guaranty
                     7 5/8s, 2008                                                                              1,070,600
.........................................................................................................................
           950,000   PRIMEDIA, Inc. 144A sr. notes 8s, 2013                                                      969,000
.........................................................................................................................
           240,000   RH Donnelley Finance Corp. I company
                     guaranty 8 7/8s, 2010                                                                       270,000
.........................................................................................................................
         1,745,000   RH Donnelley Finance Corp. I 144A sr.
                     notes 8 7/8s, 2010                                                                        1,963,125
.........................................................................................................................
           870,000   RH Donnelley Finance Corp. I 144A sr.
                     sub. notes 10 7/8s, 2012                                                                  1,032,038
.........................................................................................................................
         1,665,000   Vertis, Inc. company guaranty Ser. B,
                     10 7/8s, 2009                                                                             1,773,225
.........................................................................................................................
           855,000   Vertis, Inc. sec. notes 9 3/4s, 2009                                                        928,744
.........................................................................................................................
         1,400,000   Vertis, Inc. sub. notes 13 1/2s, 2009                                                     1,373,750
.........................................................................................................................
         1,010,000   Von Hoffman Press, Inc. company
                     guaranty 10 1/4s, 2009                                                                    1,070,600
.........................................................................................................................
           435,000   Von Hoffman Press, Inc. company
                     guaranty FRN 10 3/8s, 2007                                                                  436,088
.........................................................................................................................
         1,116,512   Von Hoffman Press, Inc. debs. 13s, 2009 (PIK)                                             1,016,026
------------------------------------------------------------------------------------------------------------------------
                                                                                                              27,002,487
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.6%)
.........................................................................................................................
           695,000   Domino's, Inc. 144A sr. sub. notes
                     8 1/4s, 2011                                                                                744,519
.........................................................................................................................
         1,576,000   Sbarro, Inc. company guaranty 11s, 2009                                                   1,245,040
.........................................................................................................................
         2,245,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                  2,722,063
.........................................................................................................................
            35,000   Yum! Brands, Inc. sr. notes 7.7s, 2012                                                       40,294
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,751,916
------------------------------------------------------------------------------------------------------------------------
Retail (2.1%)
.........................................................................................................................
            60,268   Advance Stores bank term loan FRN
                     Ser. C, 3.9259s, 2007 (acquired 3/4/03,
                     cost $60,268) (RES)                                                                          60,683
.........................................................................................................................
           885,000   Asbury Automotive Group, Inc. company
                     guaranty 9s, 2012                                                                           935,888
.........................................................................................................................
         1,710,000   Autonation, Inc. company guaranty
                     9s, 2008                                                                                  1,962,225
.........................................................................................................................
            50,000   Couche-Tard bank term loan FRN 3.41s,
                     2010 (acquired 12/16/03, cost $50,000) (RES)                                                 50,281
.........................................................................................................................
           635,000   Gap, Inc. (The) notes 6.9s, 2007                                                            700,881
.........................................................................................................................
         1,105,000   Hollywood Entertainment Corp. sr.
                     sub. notes 9 5/8s, 2011                                                                   1,179,588
.........................................................................................................................
           825,000   J. Crew Operating Corp. 144A sr. sub.
                     notes 10 3/8s, 2007                                                                         842,531
.........................................................................................................................
         1,865,000   JC Penney Co., Inc. debs. 7.95s, 2017                                                     2,119,106
.........................................................................................................................
           330,000   JC Penney Co., Inc. debs. 7.65s, 2016                                                       361,763
.........................................................................................................................
           810,000   JC Penney Co., Inc. debs. 7 1/8s, 2023                                                      859,613
.........................................................................................................................
           200,000   JC Penney Co., Inc. notes 9s, 2012                                                          239,000
.........................................................................................................................
            50,000   JC Penney Co., Inc. notes 8s, 2010                                                           57,313
.........................................................................................................................
           109,414   PETCO Animal Supplies, Inc. bank term
                     loan FRN 3.64s, 2009 (acquired
                     8/16/03, cost $109,414) (RES)                                                               110,508
.........................................................................................................................
            90,000   Rite Aid Corp. bank term loan FRN
                     4.1539s, 2008 (acquired 5/16/03,
                     cost $89,888) (RES)                                                                          91,598
.........................................................................................................................
         1,025,000   Rite Aid Corp. company guaranty
                     9 1/2s, 2011                                                                              1,155,688
.........................................................................................................................
            70,000   Rite Aid Corp. debs. 6 7/8s, 2013                                                            67,200
.........................................................................................................................
           145,000   Rite Aid Corp. notes 7 1/8s, 2007                                                           147,900
.........................................................................................................................
           460,000   Rite Aid Corp. sec. notes 8 1/8s, 2010                                                      494,500
.........................................................................................................................
           810,000   Rite Aid Corp. sr. notes 9 1/4s, 2013                                                       888,975
.........................................................................................................................
            75,000   Rite Aid Corp. 144A notes 6s, 2005                                                           75,000
.........................................................................................................................
         2,155,000   Saks, Inc. 144A company guaranty
                     7s, 2013                                                                                  2,208,875
.........................................................................................................................
           200,000   TM Group Holdings sr. notes 11s, 2008
                     (United Kingdom)                                                                            212,000
.........................................................................................................................
           820,000   United Auto Group, Inc. company
                     guaranty 9 5/8s, 2012                                                                       918,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,739,516
------------------------------------------------------------------------------------------------------------------------
Technology (2.4%)
.........................................................................................................................
         1,977,000   AMI Semiconductor, Inc. company
                     guaranty 10 3/4s, 2013                                                                    2,352,630
.........................................................................................................................
           111,938   Amkor Technologies, Inc. bank term
                     loan FRN 5.14s, 2006 (acquired
                     4/17/03, cost $112,273) (RES)                                                               113,220
.........................................................................................................................
           685,000   DigitalNet Holdings Inc. sr. notes 9s, 2010                                                 741,513
.........................................................................................................................
EUR        775,000   Getronics NV sub. notes 13s, 2008
                     (Netherlands)                                                                               474,016
.........................................................................................................................
          $620,000   Iron Mountain, Inc. company guaranty
                     8 5/8s, 2013                                                                                671,150
.........................................................................................................................
           315,000   Iron Mountain, Inc. company guaranty
                     6 5/8s, 2016                                                                                306,338
.........................................................................................................................
           130,000   Lucent Technologies, Inc. debs.
                     6 1/2s, 2028                                                                                101,725
.........................................................................................................................
           660,000   Lucent Technologies, Inc. debs.
                     6.45s, 2029                                                                                 518,925
.........................................................................................................................
            90,000   Lucent Technologies, Inc. notes
                     5 1/2s, 2008                                                                                 83,700
.........................................................................................................................
         1,110,000   Nortel Networks Corp. notes 6 1/8s,
                     2006 (Canada)                                                                             1,123,875
.........................................................................................................................
         1,450,000   ON Semiconductor Corp. company
                     guaranty 13s, 2008                                                                        1,685,625
.........................................................................................................................
         1,000,000   SCG Holding & Semiconductor Corp.
                     company guaranty 12s, 2009                                                                1,075,000
.........................................................................................................................
           300,000   SCG Holding Corp. 144A notes
                     zero %, 2011                                                                                322,500
.........................................................................................................................
         1,190,000   Seagate Technology Hdd Holdings
                     company guaranty 8s, 2009
                     (Cayman Islands)                                                                          1,285,200
.........................................................................................................................
           507,528   Telex Communications FRN 13s, 2009                                                          215,699
.........................................................................................................................
         1,100,000   Viasystems, Inc. 144A sr. sub. notes
                     10 1/2s, 2011                                                                             1,177,000
.........................................................................................................................
           895,000   Xerox Capital Trust I company guaranty
                     8s, 2027                                                                                    879,338
.........................................................................................................................
           485,000   Xerox Corp. company guaranty
                     9 3/4s, 2009                                                                                567,450
.........................................................................................................................
           755,000   Xerox Corp. notes Ser. MTN, 7.2s, 2016                                                      771,988
.........................................................................................................................
         2,260,000   Xerox Corp. sr. notes 7 5/8s, 2013                                                        2,440,800
.........................................................................................................................
         1,385,000   Xerox Corp. sr. notes 7 1/8s, 2010                                                        1,478,488
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,386,180
------------------------------------------------------------------------------------------------------------------------
Textiles (0.6%)
.........................................................................................................................
         1,110,000   Galey & Lord, Inc. company guaranty
                     9 1/8s, 2008 (In default) (NON)                                                                 111
.........................................................................................................................
         1,765,000   Levi Strauss & Co. sr. notes 12 1/4s, 2012                                                1,147,250
.........................................................................................................................
           860,000   Oxford Industries, Inc. 144A sr. notes
                     8 7/8s, 2011                                                                                940,625
.........................................................................................................................
         1,290,000   Russell Corp. company guaranty
                     9 1/4s, 2010                                                                              1,335,150
.........................................................................................................................
           763,000   William Carter Holdings Co. (The)
                     company guaranty Ser. B, 10 7/8s, 2011                                                      875,543
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,298,679
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.2%)
.........................................................................................................................
         1,570,000   Goodyear Tire & Rubber Co. (The)
                     notes 7.857s, 2011                                                                        1,369,825
.........................................................................................................................
           200,000   Goodyear Tire & Rubber Co. (The)
                     notes 6 3/8s, 2008                                                                          180,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,550,325
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.1%)
.........................................................................................................................
           600,000   North Atlantic Trading Co. company
                     guaranty Ser. B, 11s, 2004                                                                  570,000
------------------------------------------------------------------------------------------------------------------------
Transportation (1.8%)
.........................................................................................................................
           840,000   Allied Holdings, Inc. company
                     guaranty Ser. B, 8 5/8s, 2007                                                               804,300
.........................................................................................................................
         1,110,000   American Airlines, Inc. pass-through
                     certificates Ser. 01-1, 6.817s, 2011                                                      1,010,100
.........................................................................................................................
           205,000   American Airlines, Inc. pass-through
                     certificates Ser. 99-1, 7.024s, 2009                                                        205,513
.........................................................................................................................
         2,305,000   Calair, LLC/Calair Capital Corp.
                     company guaranty 8 1/8s, 2008                                                             2,051,450
.........................................................................................................................
           630,000   Continental Airlines, Inc. pass-through
                     certificates Ser. D, 7.568s, 2006                                                           535,500
.........................................................................................................................
           770,000   Delta Air Lines, Inc. pass-through
                     certificates Ser. 00-1, 7.779s, 2005                                                        708,339
.........................................................................................................................
           525,484   Delta Air Lines, Inc. pass-through
                     certificates Ser. 02-1, 7.779s, 2012                                                        457,171
.........................................................................................................................
         1,305,000   Evergreen International Aviation,
                     Inc. 144A sec. notes 12s, 2010                                                            1,084,781
.........................................................................................................................
         2,130,000   Kansas City Southern Railway Co.
                     company guaranty 9 1/2s, 2008                                                             2,390,925
.........................................................................................................................
           340,000   Kansas City Southern Railway Co.
                     company guaranty 7 1/2s, 2009                                                               348,500
.........................................................................................................................
           255,000   Navistar International Corp. company
                     guaranty Ser. B, 9 3/8s, 2006                                                               280,500
.........................................................................................................................
           285,000   Navistar International Corp. sr.
                     notes Ser. B, 8s, 2008                                                                      293,906
.........................................................................................................................
         1,000,000   Northwest Airlines, Inc. company
                     guaranty 8 7/8s, 2006                                                                       907,500
.........................................................................................................................
           200,000   Northwest Airlines, Inc. company
                     guaranty 8.52s, 2004                                                                        201,000
.........................................................................................................................
         1,140,000   Northwest Airlines, Inc. company
                     guaranty 7 5/8s, 2005                                                                     1,111,500
.........................................................................................................................
           129,088   Pacer International, Inc. bank term
                     loan FRN 3.9827s, 2010 (acquired
                     6/10/03, cost $129,628) (RES)                                                               129,895
.........................................................................................................................
           380,000   Travel Centers of America, Inc.
                     company guaranty 12 3/4s, 2009                                                              438,900
.........................................................................................................................
         1,067,918   US Air, Inc. pass-through certificates
                     Ser. 93-A3, 10 3/8s, 2013 (In default) (NON)                                                320,375
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,280,155
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (8.2%)
.........................................................................................................................
           162,000   AES Corp. (The) sr. notes 8 7/8s, 2011                                                      176,580
.........................................................................................................................
            32,000   AES Corp. (The) sr. notes 8 3/4s, 2008                                                       34,320
.........................................................................................................................
         1,455,000   AES Corp. (The) 144A sec. notes 9s, 2015                                                  1,644,150
.........................................................................................................................
         1,490,000   AES Corp. (The) 144A sec. notes
                     8 3/4s, 2013                                                                              1,665,075
.........................................................................................................................
         1,735,000   Allegheny Energy Supply 144A bonds
                     8 1/4s, 2012                                                                              1,635,238
.........................................................................................................................
           630,000   Allegheny Energy Supply 144A sec.
                     notes 10 1/4s, 2007                                                                         655,200
.........................................................................................................................
           790,000   Avon Energy Partners Holdings 144A
                     notes 7.05s, 2007 (United Kingdom)                                                          752,475
.........................................................................................................................
            75,000   Avon Energy Partners Holdings 144A
                     notes 6.46s, 2008 (United Kingdom)                                                           71,438
.........................................................................................................................
           100,000   BV Holdings bank term loan FRN 7s, 2006
                     (acquired 12/10/03, cost $99,500) (RES)                                                     100,750
.........................................................................................................................
           840,000   Calpine Canada Energy Finance company
                     guaranty 8 1/2s, 2008 (Canada)                                                              665,700
.........................................................................................................................
           350,000   Calpine Corp. sr. notes 8 3/4s, 2007                                                        287,000
.........................................................................................................................
           145,000   Calpine Corp. sr. notes 8 5/8s, 2010                                                        113,100
.........................................................................................................................
           945,000   Calpine Corp. sr. notes 8 1/2s, 2011                                                        747,731
.........................................................................................................................
         1,390,000   Calpine Corp. sr. notes 7 7/8s, 2008                                                      1,077,250
.........................................................................................................................
         4,590,000   Calpine Corp. 144A sec. notes
                     8 1/2s, 2010                                                                              4,475,250
.........................................................................................................................
           505,000   CenterPoint Energy Resources Corp.
                     debs. 6 1/2s, 2008                                                                          540,993
.........................................................................................................................
           420,000   CenterPoint Energy Resources Corp.
                     144A notes 7 7/8s, 2013                                                                     475,481
.........................................................................................................................
           800,000   CMS Energy Corp. pass-through
                     certificates 7s, 2005                                                                       820,000
.........................................................................................................................
         1,500,000   CMS Energy Corp. sr. notes 8.9s, 2008                                                     1,627,500
.........................................................................................................................
           430,000   CMS Energy Corp. sr. notes 8 1/2s, 2011                                                     464,400
.........................................................................................................................
           345,000   CMS Energy Corp. 144A sr. notes
                     7 3/4s, 2010                                                                                362,681
.........................................................................................................................
           545,000   Dynegy Holdings, Inc. sr. notes 6 7/8s, 2011                                                502,081
.........................................................................................................................
         2,085,000   Dynegy Holdings, Inc. 144A sec. notes
                     10 1/8s, 2013                                                                             2,397,750
.........................................................................................................................
           735,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. A, 7.27s, 2010                                                                742,350
.........................................................................................................................
         1,130,000   Dynegy-Roseton Danskamme company
                     guaranty Ser. B, 7.67s, 2016                                                              1,028,300
.........................................................................................................................
           500,000   Edison Mission Energy sr. notes 10s, 2008                                                   518,750
.........................................................................................................................
           715,000   Edison Mission Energy sr. notes
                     9 7/8s, 2011                                                                                743,600
.........................................................................................................................
           605,000   Edison Mission Energy sr. notes
                     7.73s, 2009                                                                                 576,263
.........................................................................................................................
         1,240,000   El Paso Corp. sr. notes 7 3/8s, 2012                                                      1,140,800
.........................................................................................................................
         1,015,000   El Paso Corp. sr. notes Ser. MTN,
                     7 3/4s, 2032                                                                                865,288
.........................................................................................................................
           360,000   El Paso Natural Gas Co. debs. 8 5/8s, 2022                                                  374,850
.........................................................................................................................
           330,000   El Paso Natural Gas Co. sr. notes
                     Ser. A, 7 5/8s, 2010                                                                        336,600
.........................................................................................................................
         1,750,000   El Paso Production Holding Co. 144A
                     sr. notes 7 3/4s, 2013                                                                    1,723,750
.........................................................................................................................
           150,000   Gemstone Investor, Ltd. 144A company
                     guaranty 7.71s, 2004                                                                        151,500
.........................................................................................................................
           405,000   Kansas Gas & Electric debs. 8.29s, 2016                                                     422,249
.........................................................................................................................
           659,838   Midland Funding II Corp. debs.
                     Ser. A, 11 3/4s, 2005                                                                       712,625
.........................................................................................................................
           735,000   Midwest Generation LLC pass-through
                     certificates Ser. A, 8.3s, 2009                                                             766,238
.........................................................................................................................
           715,000   Mirant Americas Generation, Inc. sr.
                     notes 8.3s, 2011 (In default) (NON)                                                         605,963
.........................................................................................................................
           925,000   Mirant Americas Generation, Inc. sr.
                     notes 7 5/8s, 2006 (In default) (NON)                                                       781,625
.........................................................................................................................
           510,000   Mirant Americas Generation, Inc. sr.
                     notes 7.2s, 2008 (In default) (NON)                                                         430,950
.........................................................................................................................
           535,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                               524,300
.........................................................................................................................
         1,235,000   Nevada Power Co. 144A 2nd mtge.
                     9s, 2013                                                                                  1,366,219
.........................................................................................................................
           600,000   Northwest Pipeline Corp. company
                     guaranty 8 1/8s, 2010                                                                       666,000
.........................................................................................................................
           630,000   Northwestern Corp. notes 7 7/8s, 2007
                     (In default) (NON)                                                                          568,575
.........................................................................................................................
         1,085,000   NRG bank term loan FRN 5.16s, 2010
                     (acquired 12/19/03 & 12/22/03,
                     cost $1,079,575) (RES)                                                                    1,106,700
.........................................................................................................................
         2,150,000   NRG Energy, Inc. 144A sr. sec. notes
                     8s, 2013                                                                                  2,257,500
.........................................................................................................................
         1,240,000   Orion Power Holdings, Inc. sr. notes
                     12s, 2010                                                                                 1,506,600
.........................................................................................................................
           720,000   Pacific Gas & Electric Co. 144A sr.
                     notes 10 3/8s, 2005 (In default) (NON)                                                      723,600
.........................................................................................................................
         1,615,000   PG&E Corp. 144A sec. notes 6 7/8s, 2008                                                   1,748,238
.........................................................................................................................
           290,000   PG&E Gas Transmission Northwest sr.
                     notes 7.1s, 2005                                                                            293,770
.........................................................................................................................
         1,115,000   PSEG Energy Holdings, Inc. notes
                     7 3/4s, 2007                                                                              1,183,294
.........................................................................................................................
           915,000   SEMCO Energy, Inc. sr. notes 7 3/4s, 2013                                                   961,894
.........................................................................................................................
         1,690,000   Southern California Edison Co.
                     1st mtge. 8s, 2007                                                                        1,932,938
.........................................................................................................................
           180,000   Southern California Edison Co. notes
                     6 3/8s, 2006                                                                                190,800
.........................................................................................................................
           575,000   Teco Energy, Inc. notes 10 1/2s, 2007                                                       671,313
.........................................................................................................................
           335,000   Teco Energy, Inc. notes 7.2s, 2011                                                          348,400
.........................................................................................................................
           910,000   Teco Energy, Inc. notes 7s, 2012                                                            937,300
.........................................................................................................................
           705,000   Teco Energy, Inc. sr. notes 7 1/2s, 2010                                                    754,350
.........................................................................................................................
           140,000   Tennessee Gas Pipeline Co. debs.
                     7s, 2028                                                                                    133,000
.........................................................................................................................
         1,980,000   Utilicorp Canada Finance Corp.
                     company guaranty 7 3/4s, 2011 (Canada)                                                    1,915,650
.........................................................................................................................
         1,155,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                              1,332,212
.........................................................................................................................
           270,000   Williams Cos., Inc. (The) notes
                     8 3/4s, 2032                                                                                305,100
.........................................................................................................................
         1,000,000   Williams Cos., Inc. (The) notes
                     6 1/2s, 2006                                                                              1,035,000
.........................................................................................................................
         1,415,000   Williams Cos., Inc. (The) notes
                     Ser. A, 6 3/4s, 2006                                                                      1,464,525
.........................................................................................................................
         1,320,000   Williams Cos., Inc. (The) sr. notes
                     8 5/8s, 2010                                                                              1,494,900
.........................................................................................................................
           685,000   Williams Holdings Of Delaware notes
                     6 1/2s, 2008                                                                                708,119
.........................................................................................................................
            89,550   Williams Products bank term loan
                     FRN 4.92s, 2007 (acquired 6/4/03,
                     cost $89,550) (RES)                                                                          90,557
.........................................................................................................................
         3,019,189   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                  2,113,433
------------------------------------------------------------------------------------------------------------------------
                                                                                                              61,548,131
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $621,472,496)                                                                    $641,021,229
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (2.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            51,570   Avecia Group PLC $4.00 pfd.
                     (acquired 12/03/03, cost $676,856)
                     (United Kingdom) (RES) (PIK)                                                               $670,410
.........................................................................................................................
                21   CSC Holdings, Inc. Ser. H, $11.75 cum. pfd.
                     (acquired 8/29/00, cost $2,193) (RES) (PIK)                                                   2,237
.........................................................................................................................
            60,080   CSC Holdings, Inc. Ser. M,
                     $11.125 cum. pfd.                                                                         6,398,520
.........................................................................................................................
            13,321   Decrane Aircraft Holdings, Inc.
                     $16.00 pfd. (PIK)                                                                           105,233
.........................................................................................................................
            21,256   Doane Pet Care Co. $7.125 pfd.                                                              977,776
.........................................................................................................................
               997   Dobson Communications Corp.
                     13.00% pfd. (PIK)                                                                         1,071,775
.........................................................................................................................
             1,010   First Republic Capital Corp. 144A
                     10.50% pfd.                                                                               1,040,300
.........................................................................................................................
            24,133   iStar Financial, Inc. $1.95 cum. pfd.                                                       625,197
.........................................................................................................................
            34,881   Lodgian, Inc. Ser. A, $7.06 cum. pfd. (PIK)                                                 732,501
.........................................................................................................................
               277   Metrocall Holdings, Inc. Ser. A,
                     15.00% cum. pfd.                                                                              3,172
.........................................................................................................................
             7,029   Microcell Telecommunications, Inc.
                     zero % pfd. (Canada)                                                                         89,223
.........................................................................................................................
            72,430   North Atlantic Trading Co. 12.00% pfd. (PIK)                                              1,303,740
.........................................................................................................................
                10   NTL Europe, Inc. Ser. A, zero % cum. pfd.                                                        80
.........................................................................................................................
               164   Paxson Communications Corp.
                     13.25% cum. pfd. (PIK)                                                                    1,517,000
.........................................................................................................................
             7,400   PRIMEDIA, Inc. Ser. F, $9.20 cum. pfd.                                                      706,700
.........................................................................................................................
             2,604   Rural Cellular Corp. 12.25% pfd. (PIK)                                                    1,783,740
------------------------------------------------------------------------------------------------------------------------
                     Total Preferred Stocks
                     (cost $17,572,004)                                                                      $17,027,604
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (1.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
               549   AboveNet, Inc. (NON)                                                                        $20,588
.........................................................................................................................
             4,226   Alderwoods Group, Inc. (NON)                                                                 39,809
.........................................................................................................................
         1,922,000   AMRESCO Creditor Trust (acquired
                     5/18/00, cost $217,950) (RES) (NON) (R)                                                      19,220
.........................................................................................................................
               294   Arch Wireless, Inc. Class A (NON)                                                             5,821
.........................................................................................................................
             3,460   Archibald Candy Corp. (NON)                                                                     173
.........................................................................................................................
            48,616   Aurora Foods, Inc. (NON)                                                                        243
.........................................................................................................................
            10,393   Birch Telecom, Inc. (NON)                                                                       104
.........................................................................................................................
               878   Comdisco Holding Co., Inc. (NON)                                                             35,120
.........................................................................................................................
         5,126,274   Contifinancial Corp. Liquidating
                     Trust Units                                                                                  51,263
.........................................................................................................................
            29,846   Covad Communications Group, Inc. (NON)                                                      107,446
.........................................................................................................................
             1,175   Crown Castle International Corp. (NON)                                                       12,960
.........................................................................................................................
             3,109   Genesis HealthCare Corp. (NON)                                                               70,823
.........................................................................................................................
            59,355   Globix Corp. (NON)                                                                          237,420
.........................................................................................................................
               153   Leucadia National Corp.                                                                       7,053
.........................................................................................................................
            36,818   Lodgian, Inc. (NON)                                                                         193,295
.........................................................................................................................
           220,000   Loewen Group International, Inc. (NON)                                                           22
.........................................................................................................................
             3,572   Mariner Health Care, Inc. (NON)                                                              79,656
.........................................................................................................................
             3,371   Mediq, Inc. (NON)                                                                                34
.........................................................................................................................
                58   Microcell Telecommunications, Inc.
                     Class A (Canada) (NON)                                                                          812
.........................................................................................................................
             6,986   Microcell Telecommunications, Inc.
                     Class B (Canada) (NON)                                                                       93,489
.........................................................................................................................
           112,580   Millennium Chemicals, Inc. (NON)                                                          1,427,514
.........................................................................................................................
         1,720,000   Morrison Knudsen Corp. (NON)                                                                232,200
.........................................................................................................................
             1,194   NCI Holdings, Inc.                                                                           22,686
.........................................................................................................................
             6,219   NeighborCare, Inc. (NON)                                                                    122,825
.........................................................................................................................
           143,399   Pioneer Cos., Inc. (NON)                                                                  1,168,702
.........................................................................................................................
             9,789   Polymer Group, Inc. Class A (NON)                                                            73,418
.........................................................................................................................
             1,579   PSF Group Holdings, Inc. 144A Class A (NON)                                               2,367,795
.........................................................................................................................
                93   RCN Corp. (NON)                                                                                  74
.........................................................................................................................
            99,280   Regal Entertainment Group (acquired
                     5/9/02, cost $801,705) (RES) (NON)                                                        1,933,974
.........................................................................................................................
               691   Sterling Chemicals, Inc. (NON)                                                               17,275
.........................................................................................................................
             3,215   Sun Healthcare Group, Inc. (NON)                                                             31,989
.........................................................................................................................
         2,812,235   VFB LLC (acquired various dates from
                     1/21/00 to 12/8/03, cost $1,601,579) (RES) (NON)                                            379,652
.........................................................................................................................
            84,875   VS Holdings, Inc. (NON)                                                                      21,219
.........................................................................................................................
             4,223   Washington Group International, Inc. (NON)                                                  143,455
.........................................................................................................................
            11,780   Wheeling-Pittsburgh Steel Corp. (NON)                                                       287,432
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $35,454,900)                                                                       $9,205,561
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (1.0%)
(cost $7,500,000)
.........................................................................................................................
Principal Amount                                                                                                   Value
.........................................................................................................................
        $7,500,000   Fannie Mae notes 1.62s, 2004                                                             $7,506,570
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES (0.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,138,000   Bulgaria (Republic of) 144A bonds
                     8 1/4s, 2015                                                                             $1,338,857
.........................................................................................................................
           420,000   Colombia (Republic of) bonds
                     10 3/8s, 2033                                                                               450,450
.........................................................................................................................
           340,000   Colombia (Republic of) notes
                     10 3/4s, 2013                                                                               386,410
.........................................................................................................................
           315,000   Colombia (Republic of) unsub.
                     9 3/4s, 2009                                                                                348,075
.........................................................................................................................
         1,185,000   Ecuador (Republic of) bonds
                     stepped-coupon Ser. REGS, 7s
                     (8s, 8/15/04), 2030 (STP)                                                                   912,450
.........................................................................................................................
           635,000   Russia (Federation of) unsub.
                     stepped-coupon 5s (7 1/2s, 3/31/07),
                     2030 (STP)                                                                                  608,965
.........................................................................................................................
         1,285,000   United Mexican States bonds Ser. MTN,
                     8.3s, 2031                                                                                1,439,200
------------------------------------------------------------------------------------------------------------------------
                     Total Foreign Government
                     Bonds and Notes (cost $4,253,764)                                                        $5,484,407
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $215,000   AES Corp. (The) cv. sub. notes
                     4 1/2s, 2005                                                                               $204,250
.........................................................................................................................
           990,000   Amkor Technologies, Inc. cv. notes
                     5 3/4s, 2006                                                                                999,900
.........................................................................................................................
           445,000   CenterPoint Energy, Inc. 144A cv. sr.
                     notes 3 3/4s, 2023                                                                          472,813
.........................................................................................................................
         5,150,000   Cybernet Internet Services
                     International, Inc. 144A cv. sr. disc. notes
                     stepped-coupon zero % (13s, 8/15/04)
                     2009 (Denmark) (In default) (NON) (STP)                                                       5,150
.........................................................................................................................
            36,000   Millicom International Cellular SA
                     144A cv. bonds 2s, 2006
                     (Luxembourg) (PIK)                                                                          201,600
.........................................................................................................................
         1,565,000   Nextel Communications, Inc. cv. sr.
                     notes 6s, 2011                                                                            1,940,600
.........................................................................................................................
            75,000   Tower Automotive, Inc. cv. sub. notes
                     5s, 2004                                                                                     75,750
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Bonds and Notes
                     (cost $7,503,841)                                                                        $3,900,063
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            17,095   Crown Castle International Corp.
                     $3.125 cv. pfd.                                                                            $765,001
.........................................................................................................................
             4,314   Knology, Inc. 144A Ser. D, zero % cv. pfd.                                                       43
.........................................................................................................................
            10,177   Omnicare, Inc. zero % cv. pfd.                                                              642,423
.........................................................................................................................
               166   Paxson Communications Corp. 144A
                     9.75% cv. pfd. (PIK)                                                                      1,344,600
.........................................................................................................................
            24,082   Telex Communications, Inc. zero %
                     cv. pfd. (In default) (NON)                                                                     241
.........................................................................................................................
            13,000   Williams Cos., Inc. (The) 144A
                     $2.75 cv. pfd.                                                                              843,375
------------------------------------------------------------------------------------------------------------------------
                     Total Convertible Preferred Stocks
                     (cost $3,395,893)                                                                        $3,595,683
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $880,000   CDO Repackaging Trust Series 144A FRB
                     Ser. 03-3, Class A, 9.49s, 2008                                                            $884,400
.........................................................................................................................
           370,000   Denali Capital CLO III Ltd. FRN
                     Ser. B-2L, 9.116s, 2015 (Cayman Islands)                                                    361,098
.........................................................................................................................
           880,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 5A,
                     9.87s, 2015 (Cayman Islands)                                                                880,000
.........................................................................................................................
           345,000   Octagon Investment Parties VI, Ltd.
                     FRN Ser. 03-6A, Class B2L, 9.46s, 2016                                                      342,736
.........................................................................................................................
           625,000   Verdi Synthetic CLO 144A Ser. 1A,
                     Class E2, 11.15s, 2010                                                                      619,688
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $3,084,497)                                                                        $3,087,922
------------------------------------------------------------------------------------------------------------------------
UNITS (0.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
         2,215,000   HMP Equity Holdings Corp. units
                     zero %, 2008                                                                             $1,351,150
.........................................................................................................................
           410,000   Tom Brown Inc. unit 7 1/4s, 2013                                                            433,575
.........................................................................................................................
             2,670   XCL Equity Units zero % (NON)                                                             1,184,896
------------------------------------------------------------------------------------------------------------------------
                     Total Units
                     (cost $6,091,221)                                                                        $2,969,621
------------------------------------------------------------------------------------------------------------------------
BRADY BONDS (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $545,200   Peru (Republic of) bonds Ser. PDI,
                     5s, 2017                                                                                   $503,656
.........................................................................................................................
           305,000   Peru (Republic of) coll. FLIRB 4 1/2s, 2017
                     (acquired 8/23/02, cost $203,550) (RES)                                                     271,084
.........................................................................................................................
           595,000   Peru (Republic of) coll. FLIRB
                     Ser. 20YR, 4 1/2s, 2017                                                                     528,836
------------------------------------------------------------------------------------------------------------------------
                     Total Brady Bonds
                     (cost $1,040,515)                                                                        $1,303,576
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
             1,950   Dayton Superior
                     Corp. 144A                                                                  6/15/09              $2
.........................................................................................................................
                 1   Decrane Aircraft
                     Holdings Co. Class B                                                        6/30/10               1
.........................................................................................................................
                 6   Doe Run Resources
                     Corp. 144A                                                                 12/31/12               1
.........................................................................................................................
               432   MDP Acquisitions PLC
                     144A (Ireland)                                                              10/1/13          21,600
.........................................................................................................................
             4,325   Microcell Telecommunications
                     (Canada)                                                                     5/1/08           9,206
.........................................................................................................................
             2,595   Microcell Telecommunications
                     (Canada)                                                                     5/1/05           3,957
.........................................................................................................................
               720   Mikohn Gaming Corp. 144A                                                    8/15/08             540
.........................................................................................................................
               850   Pliant Corp. 144A                                                            6/1/10               9
.........................................................................................................................
               923   Solutia, Inc. 144A                                                          7/15/09               9
.........................................................................................................................
             8,040   Sun Healthcare Group, Inc.                                                  2/28/05               1
.........................................................................................................................
             1,140   Travel Centers of
                     America, Inc. 144A                                                           5/1/09          11,400
.........................................................................................................................
             3,450   Ubiquitel, Inc. 144A                                                        4/15/10               1
.........................................................................................................................
             2,606   Washington Group
                     International, Inc. Ser. A                                                  1/25/06          22,021
.........................................................................................................................
             2,978   Washington Group
                     International, Inc. Ser. B                                                  1/25/06          22,484
.........................................................................................................................
             1,609   Washington Group
                     International, Inc. Ser. C                                                  1/25/06          11,263
.........................................................................................................................
             2,050   XM Satellite Radio
                     Holdings, Inc. 144A                                                         3/15/10          98,400
------------------------------------------------------------------------------------------------------------------------
                     Total Warrants
                     (cost $813,947)                                                                            $200,895
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $2,500,000   Federal National Mortgage Assn.
                     1.34s, September 17, 2004                                                                $2,475,805
.........................................................................................................................
         2,925,000   Federal Home Loan Bank 0.75s,
                     January 2, 2004                                                                           2,924,878
.........................................................................................................................
         2,137,718   Short-term investments held as
                     collateral for loaned securities with yields
                     ranging from 0.88% to 1.10% and due
                     dates ranging from January 2, 2004 to
                     January 16, 2004 (d)                                                                      2,137,645
.........................................................................................................................
        38,911,856   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    38,911,856
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $46,450,184)                                                                      $46,450,184
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $754,633,262)                                                                    $741,753,315
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $392,759)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
British Pound                $184,058     $181,984     3/17/04         $2,074
...............................................................................
Euro                          217,483      210,775     3/17/04         $6,708
------------------------------------------------------------------------------
                                                                       $8,782
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2003
(aggregate face value $7,437,043)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face value        Date   Depreciation
...............................................................................
British Pound                 $38,449      $36,394     3/17/04        $(2,055)
...............................................................................
Euro                        7,768,358    7,400,649     3/17/04       (367,709)
------------------------------------------------------------------------------
                                                                    $(369,764)
------------------------------------------------------------------------------
Interest Rate Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                          Notional Termination     Unrealized
                                            Amount        Date   Appreciation
...............................................................................
Agreement with Merrill Lynch Capital
Services, Inc. dated October 27, 2000
to receive semi-annually the notional
amount multiplied by 6.74% and pay
quarterly the notional amount
multiplied by the three month
USD-LIBOR                              $14,200,000    10/31/05     $1,326,419
------------------------------------------------------------------------------
Total Return Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                          Notional Termination     Unrealized
                                            Amount        Date   Appreciation
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
October 9, 2003 to receive (pay)
semi-annually the notional amount
multiplied by the total rate of return
of the Lehman Brothers U.S. High
Yield Index and pay semi-annually
the notional amount multiplied by
the six month USD-Libor adjusted
by a specified spread                   $7,500,243      5/1/06       $361,239
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
September 30, 2003 to receive (pay)
semi-annually the notional amount
multiplied by the total rate of return
of the Lehman Brothers U.S. High
Yield Index and pay semi-annually
the notional amount multiplied by
the six month USD-LIBOR adjusted
by a specified spread                    2,500,097     10/1/04        142,321
------------------------------------------------------------------------------
                                                                     $503,560
------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Income Fund
The fund's portfolio
December 31, 2003

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (43.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
U.S. Government Agency Mortgage Obligations (38.4%)
.........................................................................................................................
                     Federal Home Loan Mortgage Corporation
.........................................................................................................................
          $931,243   7 1/2s, with due dates from
                     October 1, 2029 to December 1, 2029                                                      $1,000,383
.........................................................................................................................
            13,562   6s, May 1, 2017                                                                              14,232
.........................................................................................................................
                     Federal National Mortgage Association
                     Pass-Through Certificates
.........................................................................................................................
           438,834   9s, with due dates from January 1, 2027
                     to July 1, 2032                                                                             481,870
.........................................................................................................................
           331,306   8s, with due dates from March 1, 2033
                     to July 1, 2033                                                                             357,292
.........................................................................................................................
         2,470,068   7 1/2s, with due dates from June 1, 2032
                     to July 1, 2033                                                                           2,639,470
.........................................................................................................................
         2,226,681   7s, with due dates from August 1, 2023
                     to March 1, 2033                                                                          2,358,479
.........................................................................................................................
           873,079   7s, with due dates from February 1, 2007
                      to December 1, 2014                                                                        931,544
.........................................................................................................................
        24,702,908   6 1/2s, with due dates from April 1, 2026
                      to November 1, 2033                                                                     25,840,140
.........................................................................................................................
           561,330   6s, with due dates from April 1, 2009
                     to October 1, 2017                                                                          589,725
.........................................................................................................................
       224,248,000   5 1/2s, TBA, January 1, 2034                                                            227,121,065
.........................................................................................................................
        66,530,000   5 1/2s, TBA, December 1, 2017                                                            68,920,955
.........................................................................................................................
        62,919,000   5s, TBA, January 1, 2019                                                                 64,157,749
.........................................................................................................................
                     Government National Mortgage
                     Association Pass-Through Certificates
.........................................................................................................................
           434,216   7s, with due dates from April 15, 2031
                     to October 15, 2031                                                                         462,911
------------------------------------------------------------------------------------------------------------------------
                                                                                                             394,875,815
------------------------------------------------------------------------------------------------------------------------
U.S. Government and Agency Obligations (4.8%)
.........................................................................................................................
        41,915,000   Fannie Mae notes 7 1/4s,
                      January 15, 2010                                                                        49,419,294
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations (0.1%)
.........................................................................................................................
           715,000   U.S. Treasury bonds 4 1/4s,
                     November 15, 2013                                                                           714,218
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and
                     Agency Obligations
                     (cost $443,215,535)                                                                    $445,009,327
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (28.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Basic Materials (1.2%)
.........................................................................................................................
        $1,215,000   Alcoa, Inc. notes 6 1/2s, 2011                                                           $1,373,352
.........................................................................................................................
           635,000   Avery Dennison Corp. notes 4 7/8s, 2013                                                     631,558
.........................................................................................................................
           550,000   Dow Chemical Co. (The) debs. 8.55s, 2009                                                    659,813
.........................................................................................................................
         1,005,000   Dow Chemical Co. (The) notes
                     5 3/4s, 2009                                                                              1,071,994
.........................................................................................................................
           355,000   Eastman Chemical Co. notes 3 1/4s, 2008                                                     340,437
.........................................................................................................................
           605,000   Falconbridge, Ltd. bonds 5 3/8s, 2015
                     (Canada)                                                                                    589,482
.........................................................................................................................
           920,000   Hercules, Inc. company guaranty
                     11 1/8s, 2007                                                                             1,101,700
.........................................................................................................................
           180,000   ICI Wilmington, Inc. company guaranty
                     5 5/8s, 2013                                                                                181,534
.........................................................................................................................
           525,000   ICI Wilmington, Inc. company guaranty
                     4 3/8s, 2008                                                                                524,869
.........................................................................................................................
           973,000   ISP Chemco, Inc. company guaranty
                     Ser. B, 10 1/4s, 2011                                                                     1,092,193
.........................................................................................................................
           405,000   Louisiana-Pacific Corp. sr. notes
                     8 7/8s, 2010                                                                                477,900
.........................................................................................................................
           210,000   Louisiana-Pacific Corp. sr. sub.
                     notes 10 7/8s, 2008                                                                         249,900
.........................................................................................................................
           970,000   Millennium America, Inc. company
                     guaranty 9 1/4s, 2008                                                                     1,057,300
.........................................................................................................................
           360,000   Monsanto Co. notes 4s, 2008                                                                 360,366
.........................................................................................................................
           110,000   Monsanto Co. sr. notes 7 3/8s, 2012                                                         125,524
.........................................................................................................................
           230,000   Packaging Corp. of America notes
                     5 3/4s, 2013                                                                                232,054
.........................................................................................................................
           995,000   Potlatch Corp. debs. FRB 12 1/2s, 2009                                                    1,194,000
.........................................................................................................................
           230,000   Praxair, Inc. notes 6 3/8s, 2012                                                            255,913
.........................................................................................................................
           160,000   WMC Finance USA company guaranty
                     6 1/4s, 2033 (Australia)                                                                    159,302
.........................................................................................................................
           290,000   WMC Finance USA company guaranty
                     5 1/8s, 2013 (Australia)                                                                    285,791
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,964,982
------------------------------------------------------------------------------------------------------------------------
Capital Goods (1.1%)
.........................................................................................................................
         1,120,000   Allied Waste North America, Inc. sr.
                     notes 7 7/8s, 2013                                                                        1,212,400
.........................................................................................................................
           300,000   BAE Systems Holdings Inc. 144A notes
                     6.4s, 2011                                                                                  322,478
.........................................................................................................................
         1,070,000   Ball Corp. company guaranty 6 7/8s, 2012                                                  1,118,150
.........................................................................................................................
           115,000   Boeing Capital Corp. sr. notes 7 3/8s, 2010                                                 132,188
.........................................................................................................................
           400,000   Boeing Co. (The) bonds 6 1/8s, 2033                                                         402,303
.........................................................................................................................
            75,000   Bunge Ltd. Finance Corp. company
                     guaranty 7.8s, 2012                                                                          86,635
.........................................................................................................................
           215,000   Bunge Ltd. Finance Corp. notes
                     5 7/8s, 2013                                                                                217,606
.........................................................................................................................
           425,000   Bunge Ltd. Finance Corp. 144A notes
                     4 3/8s, 2008                                                                                427,712
.........................................................................................................................
           635,000   John Deere Capital Corp. sr. notes
                     Ser. D, 3 1/8s, 2005                                                                        646,168
.........................................................................................................................
           730,000   Kennametal, Inc. sr. notes 7.2s, 2012                                                       774,281
.........................................................................................................................
           980,000   Lockheed Martin Corp. bonds
                     8 1/2s, 2029                                                                              1,284,166
.........................................................................................................................
           565,000   Northrop Grumman Corp. company
                     guaranty 7 1/8s, 2011                                                                       653,472
.........................................................................................................................
           753,000   Owens-Brockway Glass company guaranty
                     8 7/8s, 2009                                                                                822,653
.........................................................................................................................
           330,000   Owens-Brockway Glass sr. sec. notes
                     8 3/4s, 2012                                                                                367,538
.........................................................................................................................
         1,120,000   Raytheon Co. debs. 6s, 2010                                                               1,196,992
.........................................................................................................................
           410,000   Raytheon Co. notes 8.3s, 2010                                                               491,962
.........................................................................................................................
           370,000   Raytheon Co. notes 4.85s, 2011                                                              372,947
.........................................................................................................................
           355,000   Sealed Air Corp. 144A bonds 6 7/8s, 2033                                                    375,766
.........................................................................................................................
           435,000   Sealed Air Corp. 144A notes 5 5/8s, 2013                                                    445,132
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,350,549
------------------------------------------------------------------------------------------------------------------------
Communication Services (3.2%)
.........................................................................................................................
          $325,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                      $358,293
.........................................................................................................................
           570,000   AT&T Corp. sr. notes 8 3/4s, 2031                                                           666,081
.........................................................................................................................
           855,000   AT&T Corp. sr. notes 8.05s, 2011                                                            984,088
.........................................................................................................................
           360,000   AT&T Wireless Services, Inc. sr.
                     notes 8 3/4s, 2031                                                                          444,178
.........................................................................................................................
         1,050,000   AT&T Wireless Services, Inc. sr.
                     notes 7 7/8s, 2011                                                                        1,215,003
.........................................................................................................................
           520,000   Bellsouth Capital Funding notes
                     7 3/4s, 2010                                                                                614,463
.........................................................................................................................
           850,000   British Telecommunications PLC bonds
                     8 7/8s, 2030 (United Kingdom)                                                             1,111,463
.........................................................................................................................
         2,135,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                             2,597,980
.........................................................................................................................
         2,145,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                              2,300,854
.........................................................................................................................
           365,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                431,519
.........................................................................................................................
         1,045,000   Deutsche Telekom International Finance
                     BV bonds 8 1/2s, 2010 (Netherlands)                                                       1,263,526
.........................................................................................................................
         1,345,000   Deutsche Telekom International Finance
                     BV company guaranty 8 3/4s, 2030
                     (Netherlands)                                                                             1,697,888
.........................................................................................................................
           790,000   Deutsche Telekom International Finance
                     BV notes 5 1/4s, 2013 (Netherlands)                                                         798,073
.........................................................................................................................
           735,000   France Telecom notes 10s, 2031 (France)                                                     976,576
.........................................................................................................................
         1,020,000   France Telecom notes 7 3/4s,
                     2011 (France)                                                                             1,225,104
.........................................................................................................................
           455,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                            576,810
.........................................................................................................................
           255,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8s, 2010 (Netherlands)                                                                305,048
.........................................................................................................................
           755,000   Sprint Capital Corp. company guaranty
                     8 3/4s, 2032                                                                                891,949
.........................................................................................................................
         1,255,000   Sprint Capital Corp. company guaranty
                     7 5/8s, 2011                                                                              1,406,776
.........................................................................................................................
         1,200,000   Sprint Capital Corp. company guaranty
                     6 7/8s, 2028                                                                              1,170,998
.........................................................................................................................
            60,000   Sprint Capital Corp. company guaranty
                     6 1/8s, 2008                                                                                 63,953
.........................................................................................................................
           685,000   Telecom Italia Capital 144A bank
                     guaranty 4s, 2008 (Luxembourg)                                                              689,336
.........................................................................................................................
         1,055,000   Telecom Italia Capital 144A company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                        1,060,944
.........................................................................................................................
           490,000   Telecom Italia Capital 144A company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                          490,319
.........................................................................................................................
           840,000   Telefonica Europe BV company guaranty
                     7 3/4s, 2010 (Netherlands)                                                                  997,277
.........................................................................................................................
           230,000   Telus Corp. notes 8s, 2011 (Canada)                                                         268,936
.........................................................................................................................
           670,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     749,826
.........................................................................................................................
           345,000   United States Cellular Corp. notes
                     6.7s, 2033                                                                                  344,892
.........................................................................................................................
         1,350,000   Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                              1,554,372
.........................................................................................................................
           850,000   Verizon Virginia Inc. debs. Ser. A,
                     4 5/8s, 2013                                                                                818,356
.........................................................................................................................
         2,955,000   Verizon Wireless, Inc. notes 5 3/8s, 2006                                                 3,150,983
.........................................................................................................................
           920,000   Vodafone Group PLC notes 7 7/8s, 2030
                     (United Kingdom)                                                                          1,130,172
.........................................................................................................................
           860,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                            916,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,272,860
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.6%)
.........................................................................................................................
         3,411,000   Allied Corp. notes 6 1/8s, 2005                                                           3,620,128
.........................................................................................................................
         1,140,000   Textron Financial Corp. notes 6s, 2009                                                    1,250,986
.........................................................................................................................
            30,000   Textron Financial Corp. notes
                     Ser. MTN, 2 3/4s, 2006                                                                       29,915
.........................................................................................................................
           525,000   Tyco International Group SA company
                     guaranty 7s, 2028 (Luxembourg)                                                              545,344
.........................................................................................................................
         1,070,000   Tyco International Group SA company
                     guaranty 6 3/4s, 2011 (Luxembourg)                                                        1,168,975
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,615,348
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (2.7%)
.........................................................................................................................
           180,000   American Axle & Manufacturing, Inc.
                     company guaranty 9 3/4s, 2009                                                               190,350
.........................................................................................................................
         1,015,000   Cendant Corp. notes 6 1/4s, 2010                                                          1,103,753
.........................................................................................................................
           785,000   D.R. Horton, Inc. company guaranty
                     8s, 2009                                                                                    887,050
.........................................................................................................................
           860,000   D.R. Horton, Inc. sr. notes 5 7/8s, 2013                                                    860,000
.........................................................................................................................
         1,205,000   DaimlerChrysler NA Holding Corp.
                     company guaranty 7.2s, 2009                                                               1,345,715
.........................................................................................................................
         1,400,000   DaimlerChrysler NA Holding Corp.
                     company guaranty Ser. D, 3.4s, 2004                                                       1,419,274
.........................................................................................................................
           810,000   Deluxe Corp. notes 5s, 2012                                                                 822,390
.........................................................................................................................
           580,000   Federated Department Stores, Inc. sr.
                     notes 8 1/2s, 2010                                                                          711,151
.........................................................................................................................
           900,000   Ford Motor Co. debs. 9.98s, 2047                                                          1,104,522
.........................................................................................................................
           715,000   Ford Motor Co. notes 7.45s, 2031                                                            722,523
.........................................................................................................................
         1,650,000   Ford Motor Credit Corp. notes
                     7 3/8s, 2009                                                                              1,811,966
.........................................................................................................................
           260,000   Ford Motor Credit Corp. notes
                     6 1/2s, 2007                                                                                276,933
.........................................................................................................................
           670,000   General Motors Acceptance Corp. bonds
                     8s, 2031                                                                                    752,388
.........................................................................................................................
         2,025,000   General Motors Acceptance Corp. notes
                     Ser. MTN, 5.36s, 2004                                                                     2,065,391
.........................................................................................................................
           345,000   GTECH Holdings Corp. 144A notes
                     4 3/4s, 2010                                                                                348,738
.........................................................................................................................
           325,000   Hilton Hotels Corp. notes 8 1/4s, 2011                                                      374,563
.........................................................................................................................
           270,000   Hilton Hotels Corp. notes 7 5/8s, 2012                                                      303,075
.........................................................................................................................
           815,000   International Game Technology sr.
                     notes 8 3/8s, 2009                                                                          975,602
.........................................................................................................................
           220,000   International Game Technology sr.
                     notes 7 7/8s, 2004                                                                          224,583
.........................................................................................................................
         1,380,000   JC Penney Co., Inc. notes 7.6s, 2007                                                      1,523,175
.........................................................................................................................
         1,118,000   K. Hovnanian Enterprises, Inc. sr.
                     notes 6 1/2s, 2014                                                                        1,113,808
.........................................................................................................................
           450,000   Lear Corp. company guaranty Ser. B,
                     8.11s, 2009                                                                                 529,313
.........................................................................................................................
           426,000   Lennar Corp. sr. notes 7 5/8s, 2009                                                         491,075
.........................................................................................................................
           250,000   MGM Mirage, Inc. company guaranty
                     9 3/4s, 2007                                                                                285,000
.........................................................................................................................
           715,000   MGM Mirage, Inc. company guaranty
                     8 3/8s, 2011                                                                                809,738
.........................................................................................................................
           840,000   Mohegan Tribal Gaming Authority sr.
                     sub. notes 6 3/8s, 2009                                                                     867,300
.........................................................................................................................
           260,000   Park Place Entertainment Corp. sr.
                     notes 7 1/2s, 2009                                                                          286,000
.........................................................................................................................
         1,048,000   Park Place Entertainment Corp. sr.
                     sub. notes 9 3/8s, 2007                                                                   1,186,860
.........................................................................................................................
         1,150,000   Pulte Homes, Inc. company guaranty
                     7 7/8s, 2011                                                                              1,355,422
.........................................................................................................................
         1,185,000   Ryland Group, Inc. sr. notes 5 3/8s, 2008                                                 1,220,550
.........................................................................................................................
           550,000   Sears Roebuck Acceptance FRN
                     Ser. MTN, 3.18s, 2004                                                                       553,196
.........................................................................................................................
           540,000   Sears Roebuck Acceptance FRN
                     Ser. MTN, 3.07s, 2004                                                                       545,346
.........................................................................................................................
           770,000   SPX Corp. sr. notes 6 1/4s, 2011                                                            791,175
.........................................................................................................................
           151,000   Starwood Hotels & Resorts Worldwide,
                     Inc. company guaranty 7 3/8s, 2007                                                          163,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,021,005
------------------------------------------------------------------------------------------------------------------------
Consumer Staples (3.4%)
.........................................................................................................................
           865,000   Albertsons, Inc. sr. notes 7 1/2s, 2011                                                     991,597
.........................................................................................................................
           775,000   AT&T Broadband Corp. company guaranty
                     8 3/8s, 2013                                                                                948,250
.........................................................................................................................
           880,000   Cadbury Schweppes US Finance LLC
                     144A notes 3 7/8s, 2008                                                                     876,004
.........................................................................................................................
         1,490,000   Campbell Soup Co. notes 6 3/4s, 2011                                                      1,702,180
.........................................................................................................................
           135,000   Chancellor Media Corp. company
                     guaranty 8s, 2008                                                                           156,263
.........................................................................................................................
           905,000   Comcast Corp. company guaranty
                     7.05s, 2033                                                                                 984,471
.........................................................................................................................
           545,000   Comcast Corp. company guaranty
                     5.85s, 2010                                                                                 583,331
.........................................................................................................................
           340,000   ConAgra, Inc. notes 7 7/8s, 2010                                                            405,677
.........................................................................................................................
         1,255,000   ConAgra, Inc. notes 6s, 2006                                                              1,356,513
.........................................................................................................................
           106,000   Constellation Brands, Inc. company
                     guaranty 8 1/2s, 2009                                                                       111,035
.........................................................................................................................
           505,000   Cox Communications, Inc. notes
                     7 3/4s, 2010                                                                                601,586
.........................................................................................................................
           585,000   Cox Enterprises, Inc. 144A notes 8s, 2007                                                   669,463
.........................................................................................................................
           546,274   CVS Corp. 144A pass-through
                     certificates 6.117s, 2013                                                                   598,008
.........................................................................................................................
           355,000   Dean Foods Co. sr. notes 8.15s, 2007                                                        392,275
.........................................................................................................................
           425,000   Diageo PLC company guaranty 8s, 2022
                     (United Kingdom)                                                                            525,192
.........................................................................................................................
           720,000   Fred Meyer, Inc. Holding Co. company
                     guaranty 7.45s, 2008                                                                        820,031
.........................................................................................................................
           690,000   Hormel Foods Corp. notes 6 5/8s, 2011                                                       782,994
.........................................................................................................................
           690,000   Johnson (SC) & Son, Inc. 144A bonds
                     5 3/4s, 2033                                                                                666,344
.........................................................................................................................
         1,250,000   Jones Intercable, Inc. sr. notes 7 5/8s, 2008                                             1,432,934
.........................................................................................................................
         1,810,000   Kraft Foods, Inc. notes 4 5/8s, 2006                                                      1,888,786
.........................................................................................................................
           630,000   Liberty Media Corp. debs. 8 1/2s, 2029                                                      763,132
.........................................................................................................................
           665,000   Miller Brewing Co. 144A notes
                     5 1/2s, 2013                                                                                677,881
.........................................................................................................................
           310,000   News America Holdings, Inc. company
                     guaranty 9 1/4s, 2013                                                                       399,901
.........................................................................................................................
           225,000   News America Holdings, Inc. company
                     guaranty 7 3/8s, 2008                                                                       256,708
.........................................................................................................................
           525,000   News America Holdings, Inc. debs.
                     7 3/4s, 2045                                                                                620,733
.........................................................................................................................
           925,000   News America Holdings, Inc. debs.
                     7.7s, 2025                                                                                1,077,362
.........................................................................................................................
            60,000   News America, Inc. company guaranty
                     4 3/4s, 2010                                                                                 61,368
.........................................................................................................................
           575,000   News America, Inc. sr. notes 6 5/8s, 2008                                                   639,540
.........................................................................................................................
         1,100,000   PepsiAmericas, Inc. notes Ser. MTN,
                     3 7/8s, 2007                                                                              1,115,385
.........................................................................................................................
           350,000   Philip Morris Cos., Inc. debs. 7 3/4s, 2027                                                 377,639
.........................................................................................................................
           740,000   Rogers Cable Inc. sec. notes 6 1/4s,
                     2013 (Canada)                                                                               745,550
.........................................................................................................................
         1,225,000   TCI Communications, Inc. debs.
                     7 7/8s, 2013                                                                              1,450,029
.........................................................................................................................
         1,250,000   Time Warner, Inc. debs. 9.15s, 2023                                                       1,616,873
.........................................................................................................................
           595,000   Time Warner, Inc. debs. 9 1/8s, 2013                                                        755,934
.........................................................................................................................
           565,000   Time Warner, Inc. notes 8.18s, 2007                                                         654,182
.........................................................................................................................
         1,140,000   Time Warner, Inc. bonds 7 5/8s, 2031                                                      1,315,296
.........................................................................................................................
         1,065,000   Time Warner, Inc. notes 5 5/8s, 2005                                                      1,114,835
.........................................................................................................................
         1,295,000   Tyson Foods, Inc. notes 8 1/4s, 2011                                                      1,501,635
.........................................................................................................................
           175,000   Tyson Foods, Inc. notes 7 1/4s, 2006                                                        191,771
.........................................................................................................................
           335,000   Tyson Foods, Inc. notes 7s, 2018                                                            348,510
.........................................................................................................................
           985,000   Viacom, Inc. company guaranty 7.7s, 2010                                                  1,177,275
.........................................................................................................................
         1,070,000   Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                  1,297,375
.........................................................................................................................
            30,000   Yum! Brands, Inc. sr. notes 7.65s, 2008                                                      34,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,685,898
------------------------------------------------------------------------------------------------------------------------
Energy (1.3%)
.........................................................................................................................
           745,000   Arch Western Finance, LLC 144A sr.
                     notes 6 3/4s, 2013                                                                          765,488
.........................................................................................................................
           247,000   BRL Universal Equipment sec. notes
                     8 7/8s, 2008                                                                                265,525
.........................................................................................................................
         1,760,000   Conoco Funding Co. company guaranty
                     6.35s, 2011                                                                               1,973,238
.........................................................................................................................
           300,000   Halliburton Co. notes Ser. MTN,
                     5 5/8s, 2008                                                                                317,254
.........................................................................................................................
           545,000   Halliburton Co. 144A notes 5 1/2s, 2010                                                     568,423
.........................................................................................................................
           570,000   MidAmerican Energy Holdings Co. sr.
                     notes 4 5/8s, 2007                                                                          589,113
.........................................................................................................................
           110,000   MidAmerican Energy Holdings Co. sr.
                     notes 3 1/2s, 2008                                                                          108,061
.........................................................................................................................
           920,000   Motiva Enterprises, LLC 144A sr.
                     notes 5.2s, 2012                                                                            938,802
.........................................................................................................................
           167,000   Newfield Exploration Co. sr. notes
                     7 5/8s, 2011                                                                                186,205
.........................................................................................................................
           485,000   Nexen, Inc. notes 7 7/8s, 2032 (Canada)                                                     586,412
.........................................................................................................................
           335,000   Nexen, Inc. notes 5.05s, 2013 (Canada)                                                      330,729
.........................................................................................................................
           670,000   Noble Affiliates, Inc. sr. notes 8s, 2027                                                   780,404
.........................................................................................................................
           370,000   Ocean Energy, Inc. company guaranty
                     7 1/4s, 2011                                                                                425,826
.........................................................................................................................
           300,000   Petro-Canada, Ltd. bonds 5.35s, 2033
                     (Canada)                                                                                    265,570
.........................................................................................................................
           345,000   Phillips Petroleum Co. notes 8 3/4s, 2010                                                   430,974
.........................................................................................................................
           890,000   Pioneer Natural Resources Co. company
                     guaranty 9 5/8s, 2010                                                                     1,107,534
.........................................................................................................................
           261,000   Pride Petroleum Services, Inc. sr.
                     notes 9 3/8s, 2007                                                                          268,830
.........................................................................................................................
           855,000   Transocean Sedco Forex, Inc. notes
                     6 5/8s, 2011                                                                                954,381
.........................................................................................................................
           645,000   Union Oil Co. of California company
                     guaranty 7 1/2s, 2029                                                                       757,199
.........................................................................................................................
           293,000   Vintage Petroleum, Inc. sr. notes
                     8 1/4s, 2012                                                                                317,905
.........................................................................................................................
           275,000   Weatherford International, Ltd. notes
                     4.95s, 2013 (Bermuda)                                                                       270,584
.........................................................................................................................
           331,000   Westport Resources Corp. company
                     guaranty 8 1/4s, 2011                                                                       364,100
.........................................................................................................................
         1,010,000   XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                   1,146,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,718,907
------------------------------------------------------------------------------------------------------------------------
Financial (9.0%)
.........................................................................................................................
         1,065,000   Ace INA Holdings, Inc. company
                     guaranty 8.3s, 2006                                                                       1,204,843
.........................................................................................................................
           505,000   Allfirst Financial Inc. sub. notes 7.2s, 2007                                               562,949
.........................................................................................................................
         1,490,000   Archstone-Smith Operating Trust notes
                     5s, 2007 (R)                                                                              1,564,260
.........................................................................................................................
         3,185,000   ASIF Global Financing 144A notes
                     3.85s, 2007                                                                               3,236,532
.........................................................................................................................
         1,615,000   Associates Corp. NA sr. notes Ser. 8,
                     7 3/8s, 2007                                                                              1,834,252
.........................................................................................................................
         1,750,000   Associates First Capital Corp. debs.
                     6.95s, 2018                                                                               2,011,090
.........................................................................................................................
         3,330,000   Associates First Capital Corp. sr.
                     notes 6 1/4s, 2008                                                                        3,699,803
.........................................................................................................................
           625,000   AXA Financial, Inc. sr. notes 7 3/4s, 2010                                                  740,323
.........................................................................................................................
           210,000   Bank of New York Co., Inc. (The) sr.
                     sub. notes FRN 3.4s, 2013                                                                   205,769
.........................................................................................................................
           570,000   Bank One Corp. sub. debs. 8s, 2027                                                          716,252
.........................................................................................................................
           435,000   Bank One Corp. sub. debs. 7 5/8s, 2026                                                      525,183
.........................................................................................................................
           435,000   Bank One Corp. sub. notes 7.6s, 2007                                                        494,363
.........................................................................................................................
         3,715,000   Bank United Corp. notes Ser. A, 8s, 2009                                                  4,402,446
.........................................................................................................................
         1,080,000   Barclays Bank PLC 144A FRN 6.86s,
                     2049 (United Kingdom)                                                                     1,171,239
.........................................................................................................................
         1,060,000   Bear Stearns Cos., Inc. (The) notes
                     3s, 2006                                                                                  1,075,959
.........................................................................................................................
           170,000   Capital One Bank notes 6 1/2s, 2013                                                         178,230
.........................................................................................................................
           250,000   Capital One Bank notes Ser. BKNT,
                     4 7/8s, 2008                                                                                257,288
.........................................................................................................................
           230,000   Capital One Bank sr. notes Ser. BKNT,
                     6.7s, 2008                                                                                  252,037
.........................................................................................................................
           310,000   Capital One Financial Corp. notes
                     7 1/4s, 2006                                                                                333,709
.........................................................................................................................
           320,000   CenterPoint Properties Trust notes
                     Ser. MTN, 4 3/4s, 2010                                                                      316,800
.........................................................................................................................
         1,020,000   CIT Group, Inc. sr. notes 5 1/2s, 2007                                                    1,090,844
.........................................................................................................................
         1,070,000   CIT Group, Inc. sr. notes Ser. MTN,
                     6 7/8s, 2009                                                                              1,206,395
.........................................................................................................................
           880,000   CIT Group, Inc. sr. sub. notes 4 1/8s, 2006                                                 910,631
.........................................................................................................................
           970,000   Citigroup, Inc. debs. 6 5/8s, 2028                                                        1,054,427
.........................................................................................................................
         1,115,000   Citigroup, Inc. sub. notes 7 1/4s, 2010                                                   1,299,597
.........................................................................................................................
           495,000   Countrywide Capital III company
                     guaranty Ser. B, 8.05s, 2027                                                                571,353
.........................................................................................................................
         1,190,000   Countrywide Home Loans, Inc. company
                     guaranty Ser. K, 5 5/8s, 2007                                                             1,284,722
.........................................................................................................................
           505,000   Credit Suisse First Boston USA, Inc.
                     notes 5 1/2s, 2013                                                                          520,410
.........................................................................................................................
           655,000   Developers Diversified Realty Corp.
                     notes 4 5/8s, 2010                                                                          641,745
.........................................................................................................................
           715,000   EOP Operating LP sr. notes 7s, 2011                                                         806,273
.........................................................................................................................
           805,000   Executive Risk Capital Trust company
                     guaranty Class B, 8.675s, 2027                                                              909,705
.........................................................................................................................
         1,450,000   First Chicago NBD Corp. sub. notes
                     6 3/8s, 2009                                                                              1,643,166
.........................................................................................................................
         1,890,000   First Union National Bank sub. notes
                     7.8s, 2010                                                                                2,280,230
.........................................................................................................................
           470,000   Fleet Capital Trust V bank guaranty
                     FRN 2.17s, 2028                                                                             459,425
.........................................................................................................................
           205,000   FleetBoston Financial Corp. notes
                     7 1/4s, 2005                                                                                222,919
.........................................................................................................................
         1,655,000   Franchise Finance Corp. of America
                     sr. notes 8 3/4s, 2010 (R)                                                                2,083,979
.........................................................................................................................
           650,000   Fund American Cos. Inc. notes
                     5 7/8s, 2013                                                                                648,914
.........................................................................................................................
           895,000   General Electric Capital Corp.
                     company guaranty 7 7/8s, 2006                                                             1,024,725
.........................................................................................................................
           285,000   General Electric Capital Corp. notes
                     Ser. A, 6 3/4s, 2032                                                                        315,529
.........................................................................................................................
           350,000   General Electric Capital Corp. notes
                     Ser. A, 6s, 2012                                                                            379,559
.........................................................................................................................
           275,000   General Electric Capital Corp. notes
                     Ser. MTN, 3 1/4s, 2009                                                                      267,483
.........................................................................................................................
           190,000   General Electric Capital Corp. notes
                     Ser. MTNA, 6 1/8s, 2011                                                                     209,022
.........................................................................................................................
           810,000   Goldman Sachs Group, Inc. (The) notes
                     6 1/8s, 2033                                                                                813,561
.........................................................................................................................
           365,000   Goldman Sachs Group, Inc. (The) notes
                     4 3/4s, 2013                                                                                353,650
.........................................................................................................................
           390,000   Hartford Financial Services Group,
                     Inc. (The) 144A notes 4 5/8s, 2013                                                          376,517
.........................................................................................................................
           670,000   Hartford Life, Inc. sr. notes 7 3/8s, 2031                                                  785,564
.........................................................................................................................
           670,000   Heller Financial, Inc. notes 8s, 2005                                                       730,759
.........................................................................................................................
           390,000   Heller Financial, Inc. notes 7 3/8s, 2009                                                   457,689
.........................................................................................................................
           805,000   Hospitality Properties Trust notes
                     6 3/4s, 2013 (R)                                                                            843,436
.........................................................................................................................
         1,970,000   Household Finance Corp. notes 7s, 2012                                                    2,246,525
.........................................................................................................................
         1,045,000   Household Finance Corp. notes
                     6 3/4s, 2011                                                                              1,176,401
.........................................................................................................................
         1,355,000   Household Finance Corp. sr. unsub.
                     5 7/8s, 2009                                                                              1,471,481
.........................................................................................................................
           220,000   HRPT Properties Trust bonds 5 3/4s,
                     2014 (R)                                                                                    220,642
.........................................................................................................................
           175,000   HRPT Properties Trust sr. notes 6.7s,
                     2005 (R)                                                                                    182,547
.........................................................................................................................
         1,150,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 9.547s, 2049 (Jersey)                                                        1,461,432
.........................................................................................................................
           745,000   HSBC Capital Funding LP 144A bank
                     guaranty FRB 4.61s, 2049 (Jersey)                                                           703,094
.........................................................................................................................
           735,000   ING Capital Funding Trust III company
                     guaranty FRB 8.439s, 2010                                                                   889,728
.........................................................................................................................
           760,000   International Lease Finance Corp.
                     notes 4.35s, 2008                                                                           775,363
.........................................................................................................................
           120,000   iStar Financial, Inc. sr. notes
                     8 3/4s, 2008 (R)                                                                            138,000
.........................................................................................................................
           525,000   iStar Financial, Inc. sr. notes 7s, 2008 (R)                                                567,000
.........................................................................................................................
           245,000   iStar Financial, Inc. sr. notes 6s, 2010 (R)                                                250,513
.........................................................................................................................
           745,000   John Hancock Financial Services, Inc.
                     sr. notes 5 5/8s, 2008                                                                      804,756
.........................................................................................................................
           375,000   John Hancock Global Funding II 144A
                     notes 7.9s, 2010                                                                            446,856
.........................................................................................................................
         2,240,000   JPMorgan Chase & Co. notes 5.35s, 2007                                                    2,397,461
.........................................................................................................................
         1,250,000   JPMorgan Chase & Co. sub. notes
                     5 3/4s, 2013                                                                              1,318,110
.........................................................................................................................
           585,000   Kimco Realty Corp. notes Ser. MTNC,
                     5.19s, 2013                                                                                 585,944
.........................................................................................................................
         3,275,000   Liberty Mutual Insurance 144A notes
                     7.697s, 2097                                                                              2,944,297
.........................................................................................................................
           975,000   Merita Bank, Ltd. sub. notes 6 1/2s,
                     2006 (Finland)                                                                            1,049,428
.........................................................................................................................
           850,000   Merrill Lynch & Co., Inc. notes
                     Ser. B, 7.08s, 2005                                                                         923,528
.........................................................................................................................
           280,000   Merrill Lynch & Co., Inc. notes
                     Ser. B, 4 3/4s, 2009                                                                        291,666
.........................................................................................................................
           300,000   Metlife, Inc. sr. notes 6 1/8s, 2011                                                        327,179
.........................................................................................................................
           645,000   Morgan Stanley Tracers notes 4 1/4s, 2010                                                   644,092
.........................................................................................................................
           635,000   National City Bank bonds 4 5/8s, 2013                                                       623,076
.........................................................................................................................
         1,300,000   National City Corp. sub. notes 7.2s, 2005                                                 1,393,747
.........................................................................................................................
           235,000   Nationwide Financial Services, Inc.
                     notes 5 5/8s, 2015                                                                          242,209
.........................................................................................................................
           205,000   Nationwide Mutual Insurance Co. 144A
                     notes 8 1/4s, 2031                                                                          246,353
.........................................................................................................................
         2,110,000   NB Capital Trust IV company guaranty
                     8 1/4s, 2027                                                                              2,442,224
.........................................................................................................................
           305,000   OneAmerica Financial Partners, Inc.
                     144A bonds 7s, 2033                                                                         301,932
.........................................................................................................................
           985,000   PNC Funding Corp. bonds 5 1/4s, 2015                                                        975,485
.........................................................................................................................
           535,000   Popular North America, Inc. sub.
                     notes 3 7/8s, 2008                                                                          533,998
.........................................................................................................................
           760,000   Principal Life Global Funding I 144A
                     sec. notes 5 1/4s, 2013                                                                     769,798
.........................................................................................................................
           435,000   Protective Life Corp. notes 4.3s, 2013                                                      411,938
.........................................................................................................................
         1,015,000   Prudential Insurance Co. 144A notes
                     8.3s, 2025                                                                                1,240,930
.........................................................................................................................
           235,000   Rabobank Capital Funding II 144A
                     bonds 5.26s, 2049                                                                           235,325
.........................................................................................................................
           305,000   Rouse Co. (The) notes 5 3/8s, 2013                                                          302,880
.........................................................................................................................
         1,850,000   Royal Bank of Scotland Group PLC FRB
                     7.648s, 2031 (United Kingdom)                                                             2,207,433
.........................................................................................................................
         1,158,000   Sovereign Bancorp, Inc. sr. notes
                     10 1/2s, 2006                                                                             1,369,446
.........................................................................................................................
           805,000   St. Paul Co., Inc. (The) sr. notes
                     5 3/4s, 2007                                                                                866,496
.........................................................................................................................
           565,000   State Street Capital Trust II FRN
                     1.68s, 2008                                                                                 566,799
.........................................................................................................................
           940,000   Sun Life Canada Capital Trust 144A
                     company guaranty 8.526s, 2049                                                             1,099,797
.........................................................................................................................
           635,000   Suncorp-Metway, Ltd. 144A FRB 3 1/2s,
                     2013 (Australia)                                                                            596,017
.........................................................................................................................
           285,000   Travelers Property Casualty Corp. sr.
                     notes 3 3/4s, 2008                                                                          286,239
.........................................................................................................................
         1,485,000   UBS AG/Jersey Branch FRN 4.17s, 2008
                     (United Kingdom)                                                                          1,499,850
.........................................................................................................................
           595,000   UBS Preferred Funding Trust I FRB
                     8.622s, 2049                                                                                733,407
.........................................................................................................................
           965,000   USF&G Capital I 144A company guaranty
                     8 1/2s, 2045                                                                              1,132,794
.........................................................................................................................
           460,000   Vornado Realty Trust notes 4 3/4s, 2010                                                     459,706
.........................................................................................................................
           645,000   Westpac Capital Trust III 144A sub.
                     notes FRN 5.819s, 2013                                                                      665,685
.........................................................................................................................
           305,000   XL Capital Europe PLC company
                     guaranty 6 1/2s, 2012 (United Kingdom)                                                      331,839
------------------------------------------------------------------------------------------------------------------------
                                                                                                              92,327,002
------------------------------------------------------------------------------------------------------------------------
Health Care (0.6%)
.........................................................................................................................
         1,470,000   American Home Products Corp. notes
                     6.95s, 2011                                                                               1,660,169
.........................................................................................................................
           290,000   AmerisourceBergen Corp. company
                     guaranty 7 1/4s, 2012                                                                       312,475
.........................................................................................................................
           425,000   AmerisourceBergen Corp. sr. notes
                     8 1/8s, 2008                                                                                480,250
.........................................................................................................................
           430,000   Bayer Corp. 144A FRB 6.2s, 2008                                                             465,492
.........................................................................................................................
           475,000   HCA, Inc. bonds 7 1/2s, 2033                                                                495,323
.........................................................................................................................
           220,000   HCA, Inc. notes 6 1/4s, 2013                                                                225,194
.........................................................................................................................
           805,000   HCA, Inc. sr. notes 7 7/8s, 2011                                                            918,111
.........................................................................................................................
           640,000   Multicare Companies, Inc. sr. sub.
                     notes 9s, 2007 (In default) (NON)                                                                 1
.........................................................................................................................
           670,000   Service Corp. International notes 6s, 2005                                                  683,400
.........................................................................................................................
           350,000   Wyeth bonds 6 1/2s, 2034                                                                    356,461
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,596,876
------------------------------------------------------------------------------------------------------------------------
Technology (0.5%)
.........................................................................................................................
           725,000   Arrow Electronics, Inc. notes 6 7/8s, 2013                                                  769,982
.........................................................................................................................
           340,000   Computer Associates International,
                     Inc. sr. notes Ser. B, 6 3/8s, 2005                                                         355,421
.........................................................................................................................
           700,000   Electronic Data Systems Corp. sec.
                     sr. notes Ser. B, 6s, 2013                                                                  687,845
.........................................................................................................................
           330,000   Fiserv, Inc. notes 4s, 2008                                                                 328,446
.........................................................................................................................
           730,000   Hewlett-Packard Co. notes 5 1/2s, 2007                                                      788,985
.........................................................................................................................
           640,000   Jabil Circuit, Inc. sr. notes 5 7/8s, 2010                                                  667,565
.........................................................................................................................
           195,000   Motorola, Inc. notes 7 5/8s, 2010                                                           224,114
.........................................................................................................................
           210,000   Motorola, Inc. notes 6 3/4s, 2006                                                           226,230
.........................................................................................................................
           730,000   Science Applications International
                     Corp. notes 5 1/2s, 2033                                                                    640,572
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,689,160
------------------------------------------------------------------------------------------------------------------------
Transportation (0.6%)
.........................................................................................................................
           281,722   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-1A, 6.648s, 2017                                                       276,088
.........................................................................................................................
         1,860,000   Continental Airlines, Inc. pass-through
                     certificates Ser. 98-2, 6.32s, 2008                                                       1,834,603
.........................................................................................................................
         1,130,000   CSX Corp. notes 6 1/4s, 2008                                                              1,238,409
.........................................................................................................................
           415,000   CSX Corp. notes 4 7/8s, 2009                                                                427,710
.........................................................................................................................
           545,000   Norfolk Southern Corp. sr. notes
                     7 1/4s, 2031                                                                                617,165
.........................................................................................................................
           325,000   Norfolk Southern Corp. sr. notes
                     6 3/4s, 2011                                                                                370,118
.........................................................................................................................
         1,035,000   Union Pacific Corp. notes 7 3/8s, 2009                                                    1,203,624
.........................................................................................................................
           445,000   Union Pacific Corp. notes 6 5/8s, 2008                                                      493,965
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,461,682
------------------------------------------------------------------------------------------------------------------------
Utilities & Power (4.5%)
.........................................................................................................................
           240,000   AEP Texas Central Co. sr. notes
                     Ser. D, 5 1/2s, 2013                                                                        245,857
.........................................................................................................................
         1,015,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                              1,037,458
.........................................................................................................................
           145,000   American Electric Power Co., Inc.
                     notes Ser. A, 6 1/8s, 2006                                                                  156,250
.........................................................................................................................
           205,000   American Electric Power Co., Inc. sr.
                     notes Ser. C, 5 3/8s, 2010                                                                  214,317
.........................................................................................................................
           230,000   Appalachian Power Co. notes 3.6s, 2008                                                      227,500
.........................................................................................................................
         3,230,000   Arizona Public Services Co. sr. notes
                     6 3/4s, 2006                                                                              3,558,346
.........................................................................................................................
           205,000   Carolina Power & Light Co. 1st mtge.
                     6 1/8s, 2033                                                                                210,699
.........................................................................................................................
           130,000   CenterPoint Energy Resources Corp.
                     debs. 8.9s, 2006                                                                            147,462
.........................................................................................................................
           515,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                          579,324
.........................................................................................................................
           615,000   CenterPoint Energy, Inc. 144A notes
                     7 1/4s, 2010                                                                                665,790
.........................................................................................................................
           615,000   Cleveland Electric Illuminating Co.
                     (The) 144A sr. notes 5.65s, 2013                                                            604,809
.........................................................................................................................
           340,000   Consumers Energy Co. bonds 6 1/4s, 2006                                                     367,118
.........................................................................................................................
           965,000   Consumers Energy Co. 144A 1st. mtge.
                     5 3/8s, 2013                                                                                969,463
.........................................................................................................................
           310,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                      312,522
.........................................................................................................................
         1,965,000   Dominion Resources, Inc. notes
                     5 1/8s, 2009                                                                              2,041,449
.........................................................................................................................
           270,000   DPL, Inc. sr. notes 8 1/4s, 2007                                                            294,300
.........................................................................................................................
           545,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                            566,800
.........................................................................................................................
           580,000   Duke Capital Corp. sr. notes Ser. A,
                     6 1/4s, 2005                                                                                609,368
.........................................................................................................................
           960,000   Duke Energy Corp. 1st mtge. 5.3s, 2015                                                      972,683
.........................................................................................................................
           920,000   Duke Energy Field Services, LLC notes
                     7 7/8s, 2010                                                                              1,077,833
.........................................................................................................................
           505,000   Enterprise Capital Trust II company
                     guaranty FRB Ser. B, 2.383s, 2028                                                           446,997
.........................................................................................................................
         1,145,000   Exelon Corp. sr. notes 6 3/4s, 2011                                                       1,278,867
.........................................................................................................................
           740,000   Exelon Generation Co., LLC sr. notes
                     6.95s, 2011                                                                                 831,020
.........................................................................................................................
           605,000   FirstEnergy Corp. notes Ser. A,
                     5 1/2s, 2006                                                                                626,684
.........................................................................................................................
           425,000   FirstEnergy Corp. notes Ser. B,
                     6.45s, 2011                                                                                 440,490
.........................................................................................................................
         1,050,000   FirstEnergy Corp. notes Ser. C,
                     7 3/8s, 2031                                                                              1,074,126
.........................................................................................................................
           410,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                 419,959
.........................................................................................................................
           245,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                239,493
.........................................................................................................................
           410,000   Indianapolis Power & Light 144A
                     1st mtge. 6.3s, 2013                                                                        422,981
.........................................................................................................................
           460,000   KeySpan Corp. notes 7 5/8s, 2010                                                            547,901
.........................................................................................................................
           940,000   Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                                1,036,091
.........................................................................................................................
           905,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                    920,838
.........................................................................................................................
           270,000   National Fuel Gas Co. notes 5 1/4s, 2013                                                    276,651
.........................................................................................................................
         1,435,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 6s, 2006                                                        1,547,530
.........................................................................................................................
           695,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 3 7/8s, 2008                                                      703,741
.........................................................................................................................
           520,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 3s, 2006                                                          526,494
.........................................................................................................................
           505,000   Nevada Power Co. 144A 2nd mtge.
                     9s, 2013                                                                                    558,656
.........................................................................................................................
         1,905,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                     2,265,790
.........................................................................................................................
           770,000   Northern States Power Co. mtge.
                     Ser. B, 8s, 2012                                                                            938,808
.........................................................................................................................
           600,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                          659,392
.........................................................................................................................
           485,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                 503,179
.........................................................................................................................
           230,000   Panhandle Eastern Pipe Line 144A
                     notes 4.8s, 2008                                                                            236,981
.........................................................................................................................
           740,000   Pepco Holdings, Inc. notes 5 1/2s, 2007                                                     791,588
.........................................................................................................................
           300,000   Potomac Edison Co. 1st mtge. 8s, 2024                                                       298,500
.........................................................................................................................
           635,000   Power Receivable Finance, LLC 144A
                     sr. notes 6.29s, 2012                                                                       662,115
.........................................................................................................................
           775,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                               878,890
.........................................................................................................................
           280,000   Progress Energy, Inc. sr. notes 6 3/4s, 2006                                                303,561
.........................................................................................................................
         1,010,000   Progress Energy, Inc. sr. notes
                     6.05s, 2007                                                                               1,084,282
.........................................................................................................................
         2,860,000   PSI Energy, Inc. 1st mtge. Ser. EEE,
                     6.65s, 2006                                                                               3,121,472
.........................................................................................................................
           270,000   Public Service Company of New Mexico
                     sr. notes 4.4s, 2008                                                                        273,833
.........................................................................................................................
           745,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  823,051
.........................................................................................................................
           390,000   Public Services Co. of Colorado sr.
                     notes Ser. A, 6 7/8s, 2009                                                                  438,601
.........................................................................................................................
           245,000   Rochester Gas & Electric notes
                     6 3/8s, 2033                                                                                248,691
.........................................................................................................................
           810,000   Sempra Energy notes 7.95s, 2010                                                             952,652
.........................................................................................................................
           440,000   South Carolina Electric & Gas Co.
                     1st mtge. 5.3s, 2033                                                                        407,253
.........................................................................................................................
           910,000   Southern California Edison Co. 1st mtge.
                     8s, 2007                                                                                  1,040,813
.........................................................................................................................
           570,000   Southwestern Public Service Co. 144A
                     bonds 6s, 2033                                                                              561,402
.........................................................................................................................
           275,000   Tampa Electric Co. notes 6 7/8s, 2012                                                       304,358
.........................................................................................................................
           295,000   TransCanada Pipelines, Ltd. notes 4s,
                     2013 (Canada)                                                                               274,749
.........................................................................................................................
           595,000   Virginia Electric & Power Co. sr.
                     notes 4 3/4s, 2013                                                                          588,157
.........................................................................................................................
           690,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                771,075
.........................................................................................................................
           292,000   Western Resources, Inc. sr. notes
                     9 3/4s, 2007                                                                                336,802
.........................................................................................................................
           425,000   XCEL Energy, Inc. sr. notes 3.4s, 2008                                                      415,225
.........................................................................................................................
           367,019   York Power Funding 144A notes 12s,
                     2007 (Cayman Islands) (In default) (NON)                                                    256,913
------------------------------------------------------------------------------------------------------------------------
                                                                                                              46,196,000
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $283,244,467)                                                                    $294,900,269
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (12.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
                     Asset Securitization Corp.
.........................................................................................................................
        $1,275,000   Ser. 97-MD7, Class A1B, 7.41s, 2030                                                      $1,400,911
.........................................................................................................................
           763,053   Ser. 95-MD4, Class A1, 7.1s, 2029                                                           814,097
.........................................................................................................................
         2,372,700   Ser. 97-D5, Class A1C, 6 3/4s, 2043                                                       2,621,886
.........................................................................................................................
        57,525,543   Banc of America Large Loan 144A
                     Ser. 03-BBA2, Class X1A, IO
                     (Interest Only), 0.789s, 2015                                                               692,107
.........................................................................................................................
                     Chase Commercial Mortgage
                     Securities Corp.
.........................................................................................................................
         1,454,782   Ser. 00-1, Class A1, 7.656s, 2032                                                         1,516,724
.........................................................................................................................
           163,996   Ser. 98-1, Class A1, 6.34s, 2030                                                            169,018
.........................................................................................................................
         2,261,000   Commercial Mortgage Acceptance Corp.
                     Ser. 97-ML1, Class A3, 6.57s, 2007                                                        2,465,550
.........................................................................................................................
           115,000   Criimi Mae Commercial Mortgage Trust
                     Ser. 98-C1, Class A2, 7s, 2011                                                              129,555
.........................................................................................................................
         9,216,232   CS First Boston Mortgage Securities
                     Corp. Ser. 97-C2, Class A2, 6.52s, 2035                                                   9,663,241
.........................................................................................................................
           584,999   Entertainment Properties Trust 144A
                     Ser. 03-EPR, Class A1, 4.239s, 2018                                                         582,686
.........................................................................................................................
                     Fannie Mae
.........................................................................................................................
         1,223,881   Ser. 02-36, Class SJ, 17.272s, 2029                                                       1,359,922
.........................................................................................................................
         2,391,760   Ser. 03-W3, Class 1A3, 7 1/2s, 2042                                                       2,609,981
.........................................................................................................................
         3,150,547   Ser. 02-T16, Class A3, 7 1/2s, 2042                                                       3,438,000
.........................................................................................................................
         1,111,815   Ser. 03-W2, Class 1A3, 7 1/2s, 2042                                                       1,213,256
.........................................................................................................................
         4,627,245   Ser. 02-W4, Class A5, 7 1/2s, 2042                                                        5,049,430
.........................................................................................................................
         1,223,377   Ser. 02-14, Class A2, 7 1/2s, 2042                                                        1,334,997
.........................................................................................................................
         2,468,911   Ser. 01-T10, Class A2, 7 1/2s, 2041                                                       2,694,171
.........................................................................................................................
         1,554,776   Ser. 01-T12, Class A2, 7 1/2s, 2041                                                       1,696,632
.........................................................................................................................
         2,551,859   Ser. 01-T8, Class A1, 7 1/2s, 2041                                                        2,784,688
.........................................................................................................................
         3,630,441   Ser. 01-T7, Class A1, 7 1/2s, 2041                                                        3,961,679
.........................................................................................................................
           164,355   Ser. 01-T3, Class A1, 7 1/2s, 2040                                                          179,350
.........................................................................................................................
           495,684   Ser. 01-T1, Class A1, 7 1/2s, 2040                                                          540,910
.........................................................................................................................
           197,353   Ser. 99-T2, Class A1, 7 1/2s, 2039                                                          215,359
.........................................................................................................................
         1,968,508   Ser. 00-T6, Class A1, 7 1/2s, 2030                                                        2,148,112
.........................................................................................................................
            51,613   Ser. 01-T5, Class A3, 7 1/2s, 2030                                                           56,323
.........................................................................................................................
         5,257,349   Ser. 01-T4, Class A1, 7 1/2s, 2028                                                        5,737,024
.........................................................................................................................
           729,628   Ser. 02-W3, Class A5, 7 1/2s, 2028                                                          796,198
.........................................................................................................................
        19,727,187   Ser. 03-W10, Class 1, IO, 2.089s, 2043                                                    1,183,631
.........................................................................................................................
         8,004,962   Ser. 03-W10, Class 3, IO, 2.115s, 2043                                                      494,056
.........................................................................................................................
         8,908,514   Ser. 03-W12, Class 2, IO, 2.241s, 2043                                                      632,485
.........................................................................................................................
        29,557,184   Ser. 03-W8, Class 11, IO, 1.184s, 2042                                                      419,680
.........................................................................................................................
        38,001,241   Ser. 03-W8, Class 12, IO, 1.649s, 2042                                                    1,929,685
.........................................................................................................................
        23,706,797   Ser. 03-W4, Class 3A, IO, 0.383s, 2042                                                      344,489
.........................................................................................................................
        24,156,031   Ser. 03-W6, Class 11, IO, 2.193s, 2042                                                      563,632
.........................................................................................................................
        21,818,440   Ser. 03-W6, Class 21, IO, 1.825s, 2042                                                      343,326
.........................................................................................................................
        24,010,312   Ser. 03-W6, Class 23, IO, 0.352s, 2042                                                      252,434
.........................................................................................................................
        23,320,384   Ser. 03-W6, Class 3, IO, 0.366s, 2042                                                       254,932
.........................................................................................................................
        15,742,163   Ser. 03-W6, Class 51, IO, 0.671s, 2042                                                      299,011
.........................................................................................................................
        58,228,613   Ser. 03-W3, Class 1, IO, 0.436s, 2042                                                       792,044
.........................................................................................................................
        59,468,539   Ser. 03-T2, Class 2, IO, 1.577s, 2042                                                     1,847,787
.........................................................................................................................
        33,991,254   Ser. 03-W2, Class 1, IO, 0.471s, 2042                                                       502,895
.........................................................................................................................
         5,115,132   Ser. 03-W3, Class 2IO1, IO, 0.674s, 2042                                                    108,242
.........................................................................................................................
         4,209,287   Ser. 03-W3, Class 2IO2, IO, 2.223s, 2042                                                    107,374
.........................................................................................................................
        15,853,226   Ser. 03-22, IO, 6s, 2033                                                                  3,413,406
.........................................................................................................................
           255,137   Ser. 02-27, Class SQ, IO, 6.859s, 2032                                                        8,777
.........................................................................................................................
         2,651,735   Ser. 02-36, Class QH, IO, 6.909s, 2029                                                      174,008
.........................................................................................................................
         3,656,000   Ser. 03-8, Class IP, IO, 5 1/2s, 2028                                                       392,192
.........................................................................................................................
               534   Ser. 92-15, Class L, IO, 10.376s, 2022                                                        7,212
.........................................................................................................................
         3,039,101   Ser. 03-W10, Class 1A1, 1.701s, 2032                                                      3,033,402
.........................................................................................................................
        49,917,054   Ser. 329, Class 2, IO, 5 1/2s, 2033                                                      11,574,517
.........................................................................................................................
        33,564,415   Ser. 01-T12, Class IO, 0.569s, 2041                                                         597,866
.........................................................................................................................
        24,646,689   Ser. 02-T1, IO, 0.422s, 2031                                                                331,190
.........................................................................................................................
         5,045,265   Ser. 343, Class 5, IO, 5s, 2033                                                           1,180,119
.........................................................................................................................
         5,637,551   Ser. 343, Class 9, IO, 5s, 2033                                                           1,375,034
.........................................................................................................................
                     Federal Home Loan Mortgage Corp.
                     Structured Pass-Through Securities
.........................................................................................................................
         1,431,830   Ser. T-58, Class 4A, 7 1/2s, 2043                                                         1,561,142
.........................................................................................................................
           527,322   Ser. T-42, Class A5, 7 1/2s, 2042                                                           575,434
.........................................................................................................................
        19,325,182   Ser. T-56, Class 1, IO, 0.289s, 2043                                                        169,095
.........................................................................................................................
        20,248,915   Ser. T-56, Class 2, IO, 0.059s, 2043                                                         63,278
.........................................................................................................................
        17,669,899   Ser. T-56, Class 3, IO, 0.385s, 2043                                                        229,157
.........................................................................................................................
        15,875,792   Ser. T-56, Class A, IO, 1.99s, 2043                                                         453,948
.........................................................................................................................
         6,185,000   FFCA Secured Lending Corp. 144A
                     Ser. 00-1, Class A2, 7.77s, 2027                                                          6,887,370
.........................................................................................................................
         3,350,000   First Union-Lehman Brothers
                     Commercial Mortgage Trust II
                     Ser. 97-C1, Class A3, 7.38s, 2029                                                         3,709,471
.........................................................................................................................
                     Freddie Mac
.........................................................................................................................
         3,552,200   Ser. 2553, Class IJ, IO, 5 1/2s, 2020                                                       241,439
.........................................................................................................................
           196,480   Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                         1,719
.........................................................................................................................
           437,931   G-Force FRB Ser. 01-1A, Class A,
                     1.749s, 2033 (Cayman Islands)                                                               437,911
.........................................................................................................................
           318,000   G-Force CDO, Ltd. 144A Ser. 02-1A,
                     Class E, 8 1/4s, 2037                                                                       320,932
.........................................................................................................................
         2,103,639   General Growth Properties-Mall
                     Properties Trust FRB Ser. 01-C1A,
                     Class D3, 3.413s, 2014                                                                    2,106,268
.........................................................................................................................
         3,711,000   GMAC Commercial Mortgage Securities,
                     Inc. Ser. 97-C2, Class A2, 6.55s, 2029                                                    3,807,549
.........................................................................................................................
         1,033,980   Government National Mortgage
                     Association Ser. 98-2, Class EA, PO
                     (Principal Only), zero %, 2028                                                              902,148
.........................................................................................................................
           272,000   GS Mortgage Securities Corp. II 144A
                     FRB Ser. 03-FL6A, Class L, 4.42s, 2015                                                      272,085
.........................................................................................................................
         6,394,093   JP Morgan Commercial Mortgage Finance
                     Corp. Ser. 00-C9, Class A1, 7.59s, 2032                                                   6,841,680
.........................................................................................................................
           836,837   Lehman Brothers Floating Rate
                     Commercial Mtg. Trust 144A
                     Ser. 03-C4, Class A, 1.769s, 2015                                                           836,837
.........................................................................................................................
                     Merrill Lynch Mortgage Investors, Inc.
.........................................................................................................................
           128,112   Ser. 96-C2, Class A3, 6.96s, 2028                                                           139,342
.........................................................................................................................
            94,523   Ser. 98-C2, Class A1, 6.22s, 2030                                                            96,413
.........................................................................................................................
           751,882   Morgan Stanley Dean Witter Capital I
                     Ser. 00-LIF2, Class A1, 6.96s, 2008                                                         830,017
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
                     144A
.........................................................................................................................
           390,548   FRB Ser. 01-XLF, Class D, 2.64s, 2013                                                       391,009
.........................................................................................................................
           324,342   FRB Ser. 01-XLF, Class E, 2.59s, 2013                                                       324,471
.........................................................................................................................
         2,167,000   Nomura Asset Securities Corp.
                     Ser. 96-MD5, Class A1B, 7.12s, 2039                                                       2,346,084
.........................................................................................................................
         9,244,000   Salomon Brothers Mortgage Securities
                     VII 144A Ser. 03-CDCA, Class X3CD,
                     IO, 6s, 2015                                                                                243,367
.........................................................................................................................
           692,000   Starwood Asset Receivables Trust FRN
                     Ser. 02-1A, Class F, 2.476s, 2020                                                           692,415
.........................................................................................................................
                     Starwood Asset Receivables Trust 144A
.........................................................................................................................
           330,000   FRB Ser. 03-1A, Class F, 2.241s, 2022                                                       330,000
.........................................................................................................................
           415,000   FRB Ser. 03-1A, Class E, 2.191s, 2022                                                       415,249
.........................................................................................................................
           580,302   TIAA Commercial Real Estate
                     Securitization Ser. 01-C1A, Class A1,
                     5.77s, 2016 (Cayman Islands)                                                                610,858
.........................................................................................................................
         4,065,098   TIAA Real Estate CDO, Ltd. Ser. 99-1,
                     Class A, 7.17s, 2032 (Cayman Islands)                                                     4,423,640
.........................................................................................................................
           306,000   Trizechahn Office Properties Trust 144A
                     Ser. 01-TZHA, Class D3, 6.943s, 2013                                                        328,532
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage
                     Obligations (cost $128,441,041)                                                        $128,624,093
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (13.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $7,240,000   Aames Mortgage Trust Ser. 03-1, Class A,
                     IO, 6s, 2005                                                                               $452,711
.........................................................................................................................
           580,487   Aames Mortgage Trust 144A Ser. 03-1N,
                     Class A, 7 1/2s, 2033                                                                       579,923
.........................................................................................................................
           378,000   ABSC NIMS Trust 144A Ser. 03-HE7,
                     Class A, 7s, 2033                                                                           372,330
.........................................................................................................................
         3,083,000   Ace Securities Corp. Ser. 03-FM1,
                     Class A, IO, 5 1/2s, 2005                                                                   228,142
.........................................................................................................................
         1,315,434   Advanta Mortgage Loan Trust
                     Ser. 00-1, Class A4, 8.61s, 2028                                                          1,388,605
.........................................................................................................................
         3,878,779   AFC Home Equity Loan Trust Ser. 99-2,
                     Class 1A, 1.551s, 2029                                                                    3,878,779
.........................................................................................................................
                     Ameriquest Mortgage Securities, Inc.
.........................................................................................................................
         3,599,000   Ser. 03-12, Class S, IO, 5s, 2006                                                           254,179
.........................................................................................................................
         6,696,000   Ser. 03-6, Class S, IO, 5s, 2005                                                            362,053
.........................................................................................................................
         4,353,000   Ser. 03-8, Class S, IO, 5s, 2006                                                            241,156
.........................................................................................................................
           200,000   FRB Ser. 02-4, Class M4, 4.891s, 2033                                                       187,500
.........................................................................................................................
           406,000   FRB Ser. 03-8, Class MV6, 4.86s, 2033                                                       343,841
.........................................................................................................................
           280,000   FRB Ser. 03-AR3, Class M5, 4.891s, 2033                                                     285,768
.........................................................................................................................
           260,500   FRN Ser. 03-2, Class M4, 4.221s, 2033                                                       226,019
.........................................................................................................................
                     Amortizing Residential Collateral Trust
.........................................................................................................................
         4,794,681   Ser. 01-BC6, Class A, IO, 6s, 2004                                                          161,018
.........................................................................................................................
         6,261,818   Ser. 02-BC1, Class A, IO, 6s, 2005                                                          148,231
.........................................................................................................................
         5,661,091   Ser. 02-BC10, Class A, IO, 6s, 2004                                                         209,982
.........................................................................................................................
        11,190,000   Ser. 02-BC3, Class A, IO, 6s, 2005                                                          429,702
.........................................................................................................................
           235,911   Ser. 02-BC3N, Class B2, 7s, 2032                                                            233,677
.........................................................................................................................
        12,960,818   Ser. 02-BC5, Class A, IO, 6s, 2004                                                          271,314
.........................................................................................................................
        10,465,000   Ser. 02-BC6, Class A, IO, 6s, 2004                                                          270,661
.........................................................................................................................
        13,872,727   Ser. 02-BC7, Class AIO, IO, 6s, 2004                                                        427,005
.........................................................................................................................
        22,081,818   Ser. 02-BC8, Class A, IO, 6s, 2004                                                          787,961
.........................................................................................................................
         6,237,636   Ser. 02-BC9, Class A, IO, 6s, 2004                                                          253,087
.........................................................................................................................
           575,000   FRN Ser. 02-BC1, Class M2, 2.241s, 2032                                                     563,410
.........................................................................................................................
           346,000   FRN Ser. 02-BC5, Class B, 3.391s, 2032                                                      313,563
.........................................................................................................................
           680,000   FRN Ser. 02-BC7, Class B3, 3.141s, 2032                                                     607,963
.........................................................................................................................
            26,278   AQ Finance NIM Trust Ser. 02-1,
                     Class Note, 9 1/2s, 2032                                                                     26,171
.........................................................................................................................
                     AQ Finance NIM Trust 144A
.........................................................................................................................
           561,497   Ser. 03-N7A, Class NOTE, 9.07s, 2033                                                        563,954
.........................................................................................................................
           286,967   Ser. 03-N9A, Class NOTE, 7.385s, 2033                                                       286,967
.........................................................................................................................
                     Arc Net Interest Margin Trust
.........................................................................................................................
           194,165   Ser. 02-2, Class A, 7 3/4s, 2032                                                            193,842
.........................................................................................................................
            76,530   Ser. 02-5A, Class A, 7 3/4s, 2032                                                            76,038
.........................................................................................................................
                     Arc Net Interest Margin Trust 144A
.........................................................................................................................
           145,796   Ser. 02-1A, Class A, 7 3/4s, 2032                                                           145,771
.........................................................................................................................
             1,633   Ser. 01-6A, Class A, 7 1/4s, 2031                                                             1,627
.........................................................................................................................
           622,000   Arcap REIT, Inc. 144A Ser. 03-1A,
                     Class E, 6.33s, 2038                                                                        631,038
.........................................................................................................................
                     Argent NIM Trust 144A
.........................................................................................................................
           380,000   Ser. 03-N6, Class A, 6.4s, 2034                                                             379,050
.........................................................................................................................
           208,000   Ser. 03-N8, Class A, 6s, 2034                                                               207,979
.........................................................................................................................
                     Argent Securities, Inc.
.........................................................................................................................
        17,745,152   Ser. 03-W2, Class A, IO, 1.24s, 2004                                                        116,941
.........................................................................................................................
           400,000   FRB Ser. 03-W1, Class MV6, 4.871s, 2033                                                     336,650
.........................................................................................................................
           316,000   FRB Ser. 03-W2, Class M6, 4.891s, 2033                                                      254,676
.........................................................................................................................
           325,000   FRB Ser. 03-W5, Class MV6, 4.891s, 2033                                                     274,231
.........................................................................................................................
           300,000   FRB Ser. 03-W6, Class M3, 4.641s, 2034                                                      239,958
.........................................................................................................................
                     Asset Backed Funding Certificates
.........................................................................................................................
            68,028   Ser. 02-NC1, Class N1, 8.84s, 2032                                                           68,050
.........................................................................................................................
           617,000   FRB Ser. 02-OPT1, Class M3, 2.541s, 2032                                                    617,000
.........................................................................................................................
             7,643   Asset Backed Funding Corp. NIM Trust
                     Ser. 02-WF1, Class Note, 9.32s, 2032                                                          7,648
.........................................................................................................................
                     Asset Backed Funding Corp. NIM
                     Trust 144A
.........................................................................................................................
           411,834   Ser. 03-OPT1, Class NOTE, 6.9s, 2033                                                        411,834
.........................................................................................................................
           557,598   Ser. 03-WF1, Class N1, 8.35s, 2032                                                          557,598
.........................................................................................................................
                     Asset Backed Securities Corp. Home
                     Equity Loan Trust
.........................................................................................................................
        17,114,000   Ser. 02-HE1, Class A, IO, 3.6s, 2032                                                        296,363
.........................................................................................................................
        20,063,476   Ser. 03-HE1, Class A, IO, 5s, 2033                                                        1,175,459
.........................................................................................................................
         6,321,167   Ser. 03-HE5, Class A, IO, 4s, 2033                                                          312,860
.........................................................................................................................
           645,000   FRB Ser. 03-HE1, Class M4, 5.663s, 2033                                                     590,341
.........................................................................................................................
           353,000   FRB Ser. 03-HE5, Class M5, 5.413s, 2033                                                     312,472
.........................................................................................................................
           459,000   FRB Ser. 04-HE1, Class A3, 1.55s, 2034                                                      459,000
.........................................................................................................................
           563,000   FRN Ser. 02-HE2, Class M2, 2.293s, 2032                                                     555,110
.........................................................................................................................
           467,000   FRN Ser. 03-HE3, Class M5, 5.163s, 2033                                                     409,863
.........................................................................................................................
           541,186   Aviation Capital Group Trust 144A FRB
                     Ser. 03-2A, Class G1, 1.849s, 2033                                                          535,605
.........................................................................................................................
         2,847,000   Bank One Issuance Trust FRN
                     Ser. 02-C1, Class C1, 2.123s, 2009                                                        2,829,985
.........................................................................................................................
                     Bayview Financial Acquisition Trust
.........................................................................................................................
         1,162,494   Ser. 02-CA, Class A, IO, 5.7s, 2004                                                          39,234
.........................................................................................................................
         9,750,000   Ser. 03-DA, IO, 4s, 2006                                                                    440,273
.........................................................................................................................
         6,796,000   Ser. 03-E, Class A, IO, 4s, 2006                                                            353,220
.........................................................................................................................
        36,177,842   Ser. 03-X, Class A, IO, 1.36s, 2006                                                         576,584
.........................................................................................................................
         2,147,000   FRB Ser. 03-G, Class A1, 1.746s, 2039                                                     2,147,000
.........................................................................................................................
         1,007,454   FRN Ser. 01-DA, Class M3, 2.541s, 2031                                                      997,380
.........................................................................................................................
         2,669,000   FRN Ser. 03-F, Class A, 1.641s, 2034                                                      2,669,000
.........................................................................................................................
         1,377,600   Bayview Financial Acquisition Trust
                     144A Ser. 03-CA, Class A, IO, 4s, 2005                                                       68,996
.........................................................................................................................
        89,164,000   Bayview Financial Asset Trust
                     Ser. 03-Z, Class A, IO, 5 1/2s, 2005                                                        565,630
.........................................................................................................................
                     Bayview Financial Asset Trust 144A
.........................................................................................................................
         1,591,040   FRB Ser. 03-SSRA, Class A, 1.841s, 2038                                                   1,590,086
.........................................................................................................................
         1,604,046   FRB Ser. 03-SSRA, Class M, 2.37s, 2038                                                    1,603,084
.........................................................................................................................
                     Bear Stearns Asset Backed Securities, Inc.
.........................................................................................................................
         5,754,000   Ser. 03-AC1, Class A, IO, 5s, 2005                                                          377,606
.........................................................................................................................
         5,431,000   Ser. 03-AC4, Class A, IO, 5s, 2006                                                          463,332
.........................................................................................................................
           943,000   FRB Ser. 03-3, Class A2, 1.731s, 2043                                                       943,000
.........................................................................................................................
         1,360,000   Capital One Master Trust 144A FRN
                     Ser. 01-5, Class C, 2.313s, 2009                                                          1,360,000
.........................................................................................................................
                     Capital One Multi-Asset Execution Trust
.........................................................................................................................
           278,000   FRB Ser. 02-C1, Class C1, 3.913s, 2010                                                      293,464
.........................................................................................................................
           953,000   FRN Ser. 03-C1, Class C1, 3.713s, 2011                                                    1,007,053
.........................................................................................................................
                     CDC Mortgage Capital Trust
.........................................................................................................................
           415,998   FRB Ser. 03-HE3, Class B3, 4.891s, 2033                                                     363,269
.........................................................................................................................
           366,999   FRN Ser. 02-HE3, Class B2, 5.141s, 2033                                                     327,697
.........................................................................................................................
           545,999   FRN Ser. 03-HE1, Class B2, 4.891s, 2033                                                     476,927
.........................................................................................................................
         1,505,000   CDO Repackaging Trust Series 144A FRB
                     Ser. 03-2, Class A, 5.29s, 2008                                                           1,512,525
.........................................................................................................................
                     Chase Credit Card Master Trust
.........................................................................................................................
         2,165,000   FRB Ser. 02-2, Class C, 2.063s, 2007                                                      2,174,678
.........................................................................................................................
           814,000   FRN Ser. 01-1, Class C, 1.893s, 2007                                                        815,272
.........................................................................................................................
                     Chase Funding Net Interest Margin 144A
.........................................................................................................................
            64,569   Ser. 02-3, Class Note, 8 1/2s, 2035                                                          64,408
.........................................................................................................................
           284,040   Ser. 03-3A, Class Note, 6 7/8s, 2036                                                        284,751
.........................................................................................................................
           600,039   Ser. 03-C1A, Class Note, 6 3/4s, 2036                                                       601,167
.........................................................................................................................
         1,329,000   Citibank Credit Card Issuance Trust
                     FRN Ser. 01-C1, Class C1, 2.23s, 2010                                                     1,347,689
.........................................................................................................................
                     Conseco Finance Securitizations Corp.
.........................................................................................................................
         6,280,000   Ser. 00-4, Class A6, 8.31s, 2032                                                          5,086,800
.........................................................................................................................
         3,455,000   Ser. 01-04, Class A4, 7.36s, 2019                                                         3,199,077
.........................................................................................................................
         1,850,000   Ser. 01-3, Class A4, 6.91s, 2033                                                          1,663,219
.........................................................................................................................
         1,590,000   Ser. 01-4, Class B1, 9.4s, 2010                                                             159,000
.........................................................................................................................
         4,345,147   Ser. 02-1, Class A, 6.681s, 2032                                                          4,419,253
.........................................................................................................................
         1,750,000   Ser. 02-1, Class M2, 9.546s, 2032                                                           875,000
.........................................................................................................................
         3,895,497   Ser. 02-2, Class A, IO, 8 1/2s, 2010                                                      1,194,094
.........................................................................................................................
        11,126,381   Conseco Recreational Enthusiast
                     Consumer Trust Ser. 01-A, Class AP,
                     IO, 5s, 2025                                                                                365,891
.........................................................................................................................
         1,226,000   Consumer Credit Reference IDX
                     Securities FRB Ser. 02-1A, Class A,
                     3.17s, 2007                                                                               1,237,424
.........................................................................................................................
           255,000   Countrywide Asset Backed Certificates
                     FRB Ser. 03-BC4, Class B, 4.641s, 2032                                                      252,848
.........................................................................................................................
           303,123   Countrywide Asset Backed Certificates
                     144A Ser. 03-5NF, Class NF, 6 3/4s,
                     2034                                                                                        302,759
.........................................................................................................................
           255,000   Countrywide Asset-Backed Certificates
                     FRB Ser. 03-4, Class B, 4.641s, 2032                                                        243,445
.........................................................................................................................
           431,371   Credit-Based Asset Servicing and
                     Securitization 144A Ser. 03-CB2N,
                     Class Note, 8.35s, 2033                                                                     431,371
.........................................................................................................................
           716,000   Crest, Ltd. 144A Ser. 03-2A, Class
                     D2, 6.723s, 2038                                                                            711,973
.........................................................................................................................
           496,000   Equifirst Mortgage Loan Trust FRN
                     Ser. 03-2, Class M6, 5.391s, 2033                                                           423,383
.........................................................................................................................
                     First Franklin Mortgage Loan Asset
                     Backed Certificates
.........................................................................................................................
         3,409,958   Ser. 02-FF3, Class A, IO, 6s, 2004                                                           81,193
.........................................................................................................................
        15,605,000   Ser. 03-FF3, Class A, IO, 6s, 2005                                                          606,425
.........................................................................................................................
         6,231,273   Ser. 03-FFB, Class A, IO, 6s, 2005                                                          410,468
.........................................................................................................................
           317,000   FRB Ser. 03-FF4, Class M6, 4.919s, 2033                                                     289,659
.........................................................................................................................
           287,082   First Franklin NIM Trust 144A
                     Ser. 03-FF3A, Class A, 6 3/4s, 2033                                                         285,967
.........................................................................................................................
           856,910   First Plus Home Loan Trust Ser. 97-3,
                     Class B1, 7.79s, 2023                                                                       856,244
.........................................................................................................................
           418,000   G-Force CDO, Ltd. 144A Ser. 03-1A,
                     Class E, 6.58s, 2038                                                                        418,131
.........................................................................................................................
           230,000   Goldentree Loan Opportunities II,
                     Ltd. 144A FRN Ser. 2A, Class 4,
                     4.37s, 2015 (Cayman Islands)                                                                230,000
.........................................................................................................................
         1,495,000   Granite Mortgages PLC FRN Ser. 01-1,
                     Class 1C, 2.56s, 2041 (United Kingdom)                                                    1,502,008
.........................................................................................................................
                     Green Tree Financial Corp.
.........................................................................................................................
           252,395   Ser. 99-3, Class A5, 6.16s, 2031                                                            255,905
.........................................................................................................................
         6,610,000   Ser. 99-5, Class A5, 7.86s, 2030                                                          5,651,550
.........................................................................................................................
                     GSAMP Trust
.........................................................................................................................
           109,077   Ser. 02-HE2N, Class Note, 8 1/4s, 2032                                                      109,239
.........................................................................................................................
           393,000   FRB Ser. 03-HE1, Class B2, 5.149s, 2033                                                     351,572
.........................................................................................................................
           498,000   FRB Ser. 03-HE2, Class B2, 5.141s, 2033                                                     441,353
.........................................................................................................................
           405,262   GSAMP Trust 144A Ser. 03-HE1N,
                     Class NOTE, 7 1/4s, 2033                                                                    404,882
.........................................................................................................................
         6,735,000   Holmes Financing PLC FRB Ser. 1,
                     Class 2C, 2.3s, 2040 (United Kingdom)                                                     6,709,407
.........................................................................................................................
                     Home Equity Asset Trust
.........................................................................................................................
           220,960   Ser. 02-1N, Class A, 8s, 2032                                                               219,303
.........................................................................................................................
           573,000   FRB Ser. 03-4, Class B3, 5.641s, 2033                                                       518,201
.........................................................................................................................
           805,000   FRN Ser. 02-1, Class M2, 2.541s, 2032                                                       794,853
.........................................................................................................................
           295,000   FRN Ser. 03-3, Class B3, 5.641s, 2033                                                       268,795
.........................................................................................................................
                     Home Equity Asset Trust 144A
.........................................................................................................................
           364,103   Ser. 03-4N, Class A, 8s, 2033                                                               361,736
.........................................................................................................................
           241,725   Ser. 03-5N, Class A, 7 1/2s, 2034                                                           239,912
.........................................................................................................................
         2,075,000   LNR CDO, Ltd. FRB Ser. 02-1A, Class
                     FFL, 3.891s, 2037 (Cayman Islands)                                                        1,924,978
.........................................................................................................................
         1,280,000   LNR CDO, Ltd. 144A FRB Ser. 03-1A,
                     Class EFL, 4.866s, 2036 (Cayman Islands)                                                  1,296,640
.........................................................................................................................
           388,410   Long Beach Asset Holdings Corp. NIM
                     Trust 144A Ser. 03-4, Class N1,
                     6.535s, 2033                                                                                388,289
.........................................................................................................................
                     Long Beach Mortgage Loan Trust
.........................................................................................................................
           424,000   FRB Ser. 03-3, Class M4, 4.619s, 2033                                                       349,800
.........................................................................................................................
           575,000   FRB Ser. 03-4, Class M6, 5.141s, 2033                                                       490,008
.........................................................................................................................
                     Madison Avenue Manufactured
                     Housing Contract
.........................................................................................................................
        95,835,390   Ser. 02-A, 6s, 2032                                                                       1,093,122
.........................................................................................................................
         1,626,445   FRB Ser. 02-A, Class B1, 4.391s, 2032                                                     1,057,189
.........................................................................................................................
         1,496,345   Marriott Vacation Club Owner Trust 144A
                     FRB Ser. 02-1A, Class A1, 1.849s, 2010                                                    1,499,891
.........................................................................................................................
                     Master Asset Backed Securities Trust
.........................................................................................................................
           227,000   FRB Ser. 03-NC1, Class M6, 5.141s, 2033                                                     205,866
.........................................................................................................................
           368,000   FRB Ser. 03-WMC2, Class M6,
                     5.141s, 2033                                                                                341,651
.........................................................................................................................
                     MBNA Credit Card Master Note Trust
.........................................................................................................................
           761,000   Ser. 02-C5, Class C5, 4.05s, 2008                                                           768,534
.........................................................................................................................
         1,511,000   FRB Ser. 01-C1, Class C1, 2.213s, 2008                                                    1,521,577
.........................................................................................................................
           575,000   MBNA Master Credit Card Trust 144A
                     FRN Ser. 99-C, Class C, 1.963s, 2006                                                        575,460
.........................................................................................................................
         3,039,437   Merit Securities Corp. FRB Ser. 11PA,
                     Class 3A1, 1.761s, 2027                                                                   2,901,950
.........................................................................................................................
           230,343   Merrill Lynch Mortgage Investors,
                     Inc. Ser. 03-WM3N, Class N1, 8s, 2005                                                       228,178
.........................................................................................................................
                     Mid-State Trust
.........................................................................................................................
           848,733   Ser. 10, Class B, 7.54s, 2036                                                               767,043
.........................................................................................................................
           753,453   Ser. 11, Class B, 8.221s, 2038                                                              708,246
.........................................................................................................................
           769,000   Morgan Stanley ABS Capital I FRB
                     Ser. 03-HE2, Class B3, 5.141s, 2033                                                         682,944
.........................................................................................................................
            89,201   Morgan Stanley ABS Capital I 144A
                     Ser. 03-NC9N, Class NOTE, 7.6s, 2033                                                         89,201
.........................................................................................................................
           519,000   Morgan Stanley Capital I FRB
                     Ser. 03-HE1, Class B3, 4.891s, 2033                                                         457,081
.........................................................................................................................
                     Morgan Stanley Dean Witter Capital I
.........................................................................................................................
           620,000   FRN Ser. 01-NC3, Class B1, 3.591s, 2031                                                     587,799
.........................................................................................................................
           579,000   FRN Ser. 01-NC4, Class B1, 3.641s, 2032                                                     545,999
.........................................................................................................................
           790,000   FRN Ser. 02-AM2, Class B1, 3.391s, 2032                                                     720,206
.........................................................................................................................
           585,000   FRN Ser. 02-HE1, Class B1, 2.941s, 2032                                                     570,421
.........................................................................................................................
            16,005   Morgan Stanley Dean Witter Capital I
                     144A Ser. 01-NC4N, Class Note,
                     8 1/2s, 2032                                                                                 16,005
.........................................................................................................................
           520,000   Navigator CDO, Ltd. 144A FRB
                     Ser. 03-1A, Class A1, 1.69s, 2015                                                           520,000
.........................................................................................................................
           681,488   NC Finance Trust 144A Ser. 03-2,
                     Class NOTE, 9s, 2033                                                                        688,516
.........................................................................................................................
                     New Century Home Equity Loan Trust
.........................................................................................................................
           736,000   Ser. 03-5, Class AI7, 5.15s, 2033                                                           735,425
.........................................................................................................................
           676,000   FRN Ser. 03-2, Class M4, 4.741s, 2033                                                       589,176
.........................................................................................................................
           596,000   FRN Ser. 03-3, Class M6, 4.891s, 2033                                                       510,657
.........................................................................................................................
                     New Century Mortgage Corp. NIM
                     Trust 144A
.........................................................................................................................
           106,377   Ser. 03-5, Class NOTE, 8s, 2033                                                             107,457
.........................................................................................................................
           354,000   Ser. 03-B, Class NOTE, 6 1/2s, 2033                                                         354,000
.........................................................................................................................
           299,000   Newcastle CDO, Ltd. 144A FRB Ser. 3A,
                     Class 4FL, 4.341s, 2038                                                                     296,944
.........................................................................................................................
                     Option One Mortgage Loan Trust
.........................................................................................................................
           288,000   FRB Ser. 03-5, Class M6, 4.641s, 2033                                                       255,352
.........................................................................................................................
           343,000   FRN Ser. 02-6, Class M4, 4.141s, 2032                                                       319,885
.........................................................................................................................
           654,000   FRN Ser. 03-3, Class M6, 4.641s, 2033                                                       584,972
.........................................................................................................................
           433,000   FRN Ser. 03-4, Class M6, 4.891s, 2033                                                       388,076
.........................................................................................................................
            28,193   Option One Mortgage Securities Corp.
                     Ser. 02-2A, Class CFTS, 8.83s, 2032                                                          28,215
.........................................................................................................................
                     Option One Mortgage Securities
                     Corp. 144A
.........................................................................................................................
            63,930   Ser. 02-1, Class CTFS, 6 3/4s, 2032                                                          63,660
.........................................................................................................................
           425,455   Ser. 03-5, Class Note, 6.9s, 2033                                                           425,455
.........................................................................................................................
                     Pass-Through Amortizing Credit
                     Card Trust
.........................................................................................................................
           513,058   Ser. 02-1A, Class A3FL, 4.15s, 2012                                                         515,072
.........................................................................................................................
           804,714   Ser. 02-1A, Class A4FL, 6.65s, 2012                                                         807,821
.........................................................................................................................
         3,341,237   Residential Asset Securities Corp.
                     Ser. 02-KS6, Class AIO, IO, 4 1/2s, 2005                                                    109,486
.........................................................................................................................
                     Residential Funding Mortgage Securities II
.........................................................................................................................
        14,617,689   Ser. 03-HS1, Class AI, IO, 5 1/2s, 2033                                                     770,352
.........................................................................................................................
         5,539,000   Ser. 03-HS2, Class AI, IO, 5 1/2s, 2005                                                     326,282
.........................................................................................................................
         3,739,000   Ser. 03-HS3, Class AI, IO, 5s, 2006                                                         215,852
.........................................................................................................................
         2,716,000   Restructured Asset Securities 144A
                     FRN Ser. 03-3A, Class A1, 1.72s, 2022                                                     2,685,445
.........................................................................................................................
                     SAIL Net Interest Margin Notes 144A
.........................................................................................................................
           414,235   Ser. 03-12A, Class A, 7.35s, 2033                                                           414,109
.........................................................................................................................
           282,861   Ser. 03-13A, Class A, 6 3/4s, 2033                                                          282,498
.........................................................................................................................
           336,463   Ser. 03-6A, Class A, 7s, 2033                                                               333,962
.........................................................................................................................
           258,130   Ser. 03-7A, Class A, 7s, 2033                                                               256,215
.........................................................................................................................
           369,190   Ser. 03-8A, Class A, 7s, 2033                                                               367,332
.........................................................................................................................
           532,202   Ser. 03-BC2A, Class A, 7 3/4s, 2033                                                         530,655
.........................................................................................................................
           563,242   SAIL Net International Margin Notes
                     Ser. 03-4, Class A, 7 1/2s, 2033
                     (Cayman Islands)                                                                            562,623
.........................................................................................................................
           103,663   Sasco Arc Net Interest Margin Notes
                     Ser. 02-BC10, Class A, 7 3/4s, 2033                                                         102,721
.........................................................................................................................
                     Sasco Arc Net Interest Margin
                     Notes 144A
.........................................................................................................................
           146,000   Ser. 03-3, Class A, 7 3/4s, 2033                                                            145,267
.........................................................................................................................
            80,391   Ser. 03-5, Class A, 7.35s, 2033
                     (Cayman Islands)                                                                             80,367
.........................................................................................................................
           142,203   Ser. 03-AM1, Class A, 7 3/4s, 2033                                                          141,510
.........................................................................................................................
           278,865   Saxon Net Interest Margin Trust 144A
                     Ser. 03-A, Class A, 6.656s, 2033                                                            278,778
.........................................................................................................................
           401,927   SHARP Ser. 03-NC1N, Class N,
                     7 1/4s, 2033                                                                                402,301
.........................................................................................................................
           209,871   SHARP 144A Ser. 03-TC1N, 7 3/4s, 2033                                                       209,871
.........................................................................................................................
           235,000   South Coast Funding FRB Ser. 3A,
                     Class A2, 2.37s, 2038                                                                       235,000
.........................................................................................................................
                     Structured Asset Investment Loan Trust
.........................................................................................................................
         4,768,000   Ser. 03-BC10, Class A, IO, 6s, 2005                                                         229,423
.........................................................................................................................
        27,053,000   Ser. 03-BC11, Class A, IO, 6s, 2005                                                       1,596,854
.........................................................................................................................
         5,586,000   Ser. 03-BC12, Class A, IO, 6s, 2005                                                         319,165
.........................................................................................................................
         9,064,000   Ser. 03-BC13, Class A, IO, 6s, 2005                                                         517,886
.........................................................................................................................
           353,533   Ser. 03-BC1A, Class A, 7 3/4s, 2033                                                         351,815
.........................................................................................................................
        22,939,408   Ser. 03-BC2, Class A, IO, 6s, 2005                                                        1,141,584
.........................................................................................................................
           249,000   Ser. 03-BC2, Class B, 7s, 2033                                                              236,350
.........................................................................................................................
        12,115,622   Ser. 03-BC3, Class A, IO, 6s, 2004                                                          466,272
.........................................................................................................................
         6,050,452   Ser. 03-BC4, Class A, IO, 6s, 2004                                                          222,953
.........................................................................................................................
        11,043,007   Ser. 03-BC5, Class A, IO, 6s, 2004                                                          406,922
.........................................................................................................................
        23,978,000   Ser. 03-BC6, Class A, IO, 6s, 2005                                                        1,059,017
.........................................................................................................................
           624,000   Ser. 03-BC7, Class B, 4.141s, 2033                                                          562,673
.........................................................................................................................
         4,434,000   Ser. 03-BC8, Class A, IO, 6s, 2005                                                          277,366
.........................................................................................................................
         6,092,000   Ser. 03-BC9, Class A, IO, 6s, 2005                                                          322,932
.........................................................................................................................
           605,000   FRB Ser. 03-BC4, Class B, 4.641s, 2033                                                      555,513
.........................................................................................................................
           531,000   FRB Ser. 03-BC6, Class B, 4.141s, 2033                                                      486,259
.........................................................................................................................
           319,000   FRB Ser. 03-BC9, Class B, 4.141s, 2033                                                      290,290
.........................................................................................................................
           436,000   FRN Ser. 03-BC5, Class B, 4.641s, 2033                                                      407,098
.........................................................................................................................
           200,000   FRN Ser. 03-BC8, Class B, 4.141s, 2033                                                      182,094
.........................................................................................................................
                     Structured Asset Securities Corp.
.........................................................................................................................
         7,706,364   Ser. 02-BC1, Class A, IO, 6s, 2004                                                          312,679
.........................................................................................................................
           676,000   FRN Ser. 02-HF2, Class M3, 3.141s, 2032                                                     625,300
.........................................................................................................................
                     Structured Asset Securities Corp. 144A
.........................................................................................................................
         1,236,000   FRB Ser. 03-NP2, Class A2, 1.691s, 2032                                                   1,234,262
.........................................................................................................................
         1,381,610   FRN Ser. 03-NP3, Class A1, 1.641s, 2033                                                   1,381,610
.........................................................................................................................
           718,000   TIAA Commercial Real Estate
                     Securitization 144A Ser. 03-1A, Class E,
                     8s, 2038                                                                                    639,244
.........................................................................................................................
           229,000   Whole Auto Loan Trust Ser. 03-1,
                     Class C, 3.13s, 2010                                                                        228,105
.........................................................................................................................
         1,424,000   Whole Auto Loan Trust 144A Ser. 03-1,
                     Class D, 6s, 2010                                                                         1,418,438
------------------------------------------------------------------------------------------------------------------------
                     Total Asset-Backed Securities
                     (cost $149,730,209)                                                                    $142,289,817
------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (0.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                            Rating (RAT)           Value
.........................................................................................................................
        $1,385,000   IL State G.O. Bonds, 5.1s, 6/1/33                                               Aa3      $1,273,466
.........................................................................................................................
           555,000   NJ State Tpk. Auth. Rev. Bonds,
                     Ser. B, AMBAC, 4.252s, 1/1/16                                                   Aaa         530,447
.........................................................................................................................
           555,000   OR State G.O. Bonds (Taxable
                     Pension), 5.892s, 6/1/27                                                        Aa3         577,505
------------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds and Notes
                     (cost $2,495,000)                                                                        $2,381,418
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (--%) (a) (cost $--)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
               877   Birch Telecom, Inc. (NON)                                                                        $9
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (34.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
      $346,197,563   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                  $346,197,563
.........................................................................................................................
         4,035,000   U.S. Treasury Bill zero %,
                     February 5, 2004 (SEG)                                                                    4,031,393
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $350,228,956)                                                                    $350,228,956
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,357,355,208)                                                                $1,363,433,889
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
Interest Rate Swap
10 yr (Long)              $37,523,813  $37,327,546      Mar-04       $196,267
...............................................................................
Euro 90 day (Long)          9,152,300    9,137,225      Dec-05         15,075
...............................................................................
Euro 90 day (Short)         1,975,500    1,974,629      Mar-04           (871)
...............................................................................
Euro 90 day (Long)          3,696,375    3,692,501      Jun-04          3,874
...............................................................................
Euro 90 day (Long)          3,684,188    3,676,189      Sep-04          7,999
...............................................................................
Euro 90 day (Long)          3,669,000    3,658,376      Dec-04         10,624
...............................................................................
Euro 90 day (Long)          3,653,625    3,642,626      Mar-05         10,999
...............................................................................
Euro 90 day (Long)          3,637,875    3,628,564      Jun-05          9,311
...............................................................................
Euro 90 day (Long)          3,624,188    3,616,751      Sep-05          7,437
...............................................................................
U.S. Treasury Bond
20 yr (Long)               62,308,125   62,344,007      Mar-04        (35,882)
...............................................................................
U.S. Treasury Note
5 yr (Short)              118,657,375  117,728,452      Mar-04       (928,923)
...............................................................................
U.S. Treasury Note
10 yr (Long)              174,460,781  173,576,402      Mar-04        884,379
------------------------------------------------------------------------------
                                                                     $180,289
------------------------------------------------------------------------------


TBA Sales Commitments at December 31, 2003
(proceeds receivable $67,953,927)
------------------------------------------------------------------------------
                                         Principal  Settlement
Agency                                      Amount        Date          Value
...............................................................................
FHLMC, 6s, January 1, 2019                 $13,000     1/20/04        $13,618
...............................................................................
FNMA, 5s, January 1, 2019                2,962,000     1/20/04      3,020,316
...............................................................................
FNMA, 5 1/2s, January 1, 2019           62,919,000     1/20/04     65,180,182
------------------------------------------------------------------------------
                                                                  $68,214,116
------------------------------------------------------------------------------
Total Return Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                          Notional Termination     Unrealized
                                            Amount        Date   Appreciation
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
August 28, 2003 to receive (pay)
monthly the notional amount
multiplied by the return of the
Lehman Brothers CMBS Investment
Grade Index and pay monthly the
notional amount multiplied by the
one month USD-LIBOR-BBA
adjusted by a specified spread          $3,859,149      3/1/04        $22,604
------------------------------------------------------------------------------
Interest Rate Swap Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                          Notional Termination   Appreciation/
                                            Amount        Date  (Depreciation)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
December 9, 2003 to pay
semi-annually the notional amount
multiplied by 4.64101% and receive
quarterly the notional amount
multiplied by the three month
USD-LIBOR-BBA                          $33,131,000    12/11/13       $(49,558)
...............................................................................
Agreement with Lehman Brothers
Special Financing, Inc. dated
August 1, 2003 to receive
semi-annually the notional amount
multiplied by 3.93% and pay quarterly
the notional amount multiplied by
the three month USD-LIBOR               57,390,000      8/5/08      1,875,840
------------------------------------------------------------------------------
                                                                   $1,826,282
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2003
(premiums paid $2,357,436)
------------------------------------------------------------------------------
                                                      Notional
                                                        Amount          Value
...............................................................................
Agreement with JPMorgan Securities, Inc.
with effective dates ranging from October 20,
2003 to November 5, 2003, maturing on
June 20, 2008, to pay premiums ranging from
12.89% to 13.88% times the notional amount.
For each credit default event related to one of
the issues within the Tracer HYDI BB 320,
6/20/2008 Bond Index, the fund receives a
payment of the proportional notional amount
times the difference between the par value and
the then-market value of the defaulted issue        $8,815,000       $737,816
...............................................................................
Agreement with Goldman Sachs with effective
dates ranging from October 14, 2003 to
November 4, 2003, maturing on June 20, 2008,
to pay premiums ranging from 12.31% to
14.02% times the notional amount. For each
credit default event related to one of the issues
within the Tracer HYDI BB 320, 6/20/2008 Bond
Index, the fund receives a payment of the
proportional notional amount times the
difference between the par value and the
then-market value of the defaulted issue             8,840,000        615,485
------------------------------------------------------------------------------
                                                                   $1,353,301
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at December 31, 2003
(premiums received $98,988)
------------------------------------------------------------------------------
                                                      Notional
                                                        Amount          Value
...............................................................................
Agreement with Merrill Lynch International
effective June 26, 2003, maturing on
September 20, 2008, to receive a premium
equal to 11.09% times the notional amount.
Upon a credit default event of The Gap, Inc.
5.75% due 3/15/09 the fund makes a payment
of the proportional notional amount times the
difference between the par value and the
then-market value of The Gap, Inc. 5.75%, 2009        $650,000        $25,941
...............................................................................
Agreement with Merrill Lynch International
effective May 1, 2003, maturing on June 20, 2008,
to receive a premium equal to 7.80% times the
notional amount. Upon a credit default event of
Liberty Media Corp 7.875% due 7/15/09 the
fund makes a payment of the proportional
notional amount times the difference between
the par value and the then-market value of
Liberty Media Corp 7.875%, 2009                        345,000         14,694
------------------------------------------------------------------------------
                                                                      $40,635
------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT International Equity Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Australia (2.0%)
.........................................................................................................................
           546,323   Amcor, Ltd.                                                                              $3,399,814
.........................................................................................................................
            94,223   Australia & New Zealand Banking
                     Group, Ltd.                                                                               1,255,061
.........................................................................................................................
           336,098   BHP Billiton, Ltd.                                                                        3,086,706
.........................................................................................................................
            25,619   National Australia Bank, Ltd.                                                               578,076
.........................................................................................................................
           160,841   News Corp., Ltd. (The) ADR                                                                5,806,360
.........................................................................................................................
           278,894   Qantas Airways, Ltd.                                                                        691,291
.........................................................................................................................
           436,152   Woolworths, Ltd.                                                                          3,877,444
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,694,752
------------------------------------------------------------------------------------------------------------------------
Belgium (0.5%)
.........................................................................................................................
               908   Electrabel SA                                                                               285,354
.........................................................................................................................
           161,482   Interbrew                                                                                 4,309,127
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,594,481
------------------------------------------------------------------------------------------------------------------------
Bermuda (0.3%)
.........................................................................................................................
            33,800   XL Capital, Ltd. Class A                                                                  2,621,190
------------------------------------------------------------------------------------------------------------------------
Brazil (1.8%)
.........................................................................................................................
            12,000   Banco Itau SA ADR                                                                           585,240
.........................................................................................................................
           160,511   Companhia de Bebidas das Americas
                     (AmBev) ADR                                                                               4,094,636
.........................................................................................................................
            94,732   Companhia Vale do Rio Doce
                     (CVRD) ADR                                                                                5,541,822
.........................................................................................................................
            35,501   Companhia Vale do Rio Doce (CVRD)
                     (Preference A) ADR                                                                        1,828,657
.........................................................................................................................
           159,125   Petroleo Brasileiro SA ADR                                                                4,652,815
.........................................................................................................................
            18,700   Unibanco-Uniao de Bancos Brasileiros
                     SA GDR                                                                                      466,565
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,169,735
------------------------------------------------------------------------------------------------------------------------
Canada (2.3%)
.........................................................................................................................
             9,600   Alcan Aluminum, Ltd.                                                                        450,720
.........................................................................................................................
            11,200   Bank of Nova Scotia                                                                         570,402
.........................................................................................................................
           179,163   Canadian Imperial Bank of Commerce                                                        8,874,947
.........................................................................................................................
           117,441   Canadian National Railway Co.                                                             7,453,686
.........................................................................................................................
             7,200   Canadian Natural Resources, Ltd.                                                            364,291
.........................................................................................................................
            44,128   EnCana Corp.                                                                              1,741,895
.........................................................................................................................
             7,200   Four Seasons Hotels, Inc.                                                                   369,641
.........................................................................................................................
            21,800   Sun Life Financial Services of Canada, Inc.                                                 545,000
.........................................................................................................................
            36,837   Suncor Energy, Inc.                                                                         926,627
.........................................................................................................................
            26,000   Telus Corp.                                                                                 486,997
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,784,206
------------------------------------------------------------------------------------------------------------------------
China (0.3%)
.........................................................................................................................
           336,000   China Life Insurance Co., Ltd. (NON)                                                        274,856
.........................................................................................................................
         6,454,000   China Telecom Corp., Ltd.                                                                 2,660,552
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,935,408
------------------------------------------------------------------------------------------------------------------------
Denmark (0.7%)
.........................................................................................................................
           295,966   Danske Bank A/S                                                                           6,945,440
------------------------------------------------------------------------------------------------------------------------
Finland (1.5%)
.........................................................................................................................
           819,790   Nokia OYJ                                                                                14,173,908
------------------------------------------------------------------------------------------------------------------------
France (11.4%)
.........................................................................................................................
             4,672   Air Liquide                                                                                 824,860
.........................................................................................................................
           240,383   BNP Paribas SA                                                                           15,133,098
.........................................................................................................................
           178,723   Bouygues SA                                                                               6,247,744
.........................................................................................................................
           150,088   LVMH Moet Hennessy Louis Vuitton SA                                                      10,921,224
.........................................................................................................................
            28,915   Pinault-Printemps-Redoute SA                                                              2,795,020
.........................................................................................................................
             7,404   Schneider Electric SA                                                                       484,600
.........................................................................................................................
            89,295   Societe Generale                                                                          7,882,695
.........................................................................................................................
           277,164   Societe Television Francaise I                                                            9,675,032
.........................................................................................................................
            16,457   STMicroelectronics NV                                                                       446,209
.........................................................................................................................
           252,710   Total SA Class B                                                                         46,975,286
.........................................................................................................................
           276,857   Veolia Environnement                                                                      7,436,775
------------------------------------------------------------------------------------------------------------------------
                                                                                                             108,822,543
------------------------------------------------------------------------------------------------------------------------
Germany (5.2%)
.........................................................................................................................
             5,200   Allianz AG                                                                                  656,428
.........................................................................................................................
           283,244   BASF AG                                                                                  15,984,656
.........................................................................................................................
           273,866   Bayerische Motoren Werke (BMW) AG                                                        12,761,511
.........................................................................................................................
             6,981   Deutsche Boerse AG                                                                          382,963
.........................................................................................................................
           349,500   Deutsche Telekom AG (NON)                                                                 6,408,570
.........................................................................................................................
            15,000   E.On AG                                                                                     982,334
.........................................................................................................................
             8,032   Metro AG                                                                                    354,520
.........................................................................................................................
               600   Porsche AG (Preferred)                                                                      354,874
.........................................................................................................................
             2,900   SAP AG                                                                                      489,332
.........................................................................................................................
            17,600   Schering AG                                                                                 891,366
.........................................................................................................................
           132,800   Siemens AG                                                                               10,684,846
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,951,400
------------------------------------------------------------------------------------------------------------------------
Hong Kong (0.1%)
.........................................................................................................................
            79,500   CLP Holdings, Ltd.                                                                          378,932
.........................................................................................................................
            58,500   Swire Pacific, Ltd.                                                                         360,981
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 739,913
------------------------------------------------------------------------------------------------------------------------
India (0.6%)
.........................................................................................................................
           196,506   HDFC Bank, Ltd.                                                                           1,580,367
.........................................................................................................................
           148,603   Housing Development Finance Corp., Ltd.                                                   2,100,293
.........................................................................................................................
             5,800   Infosys Technologies, Ltd.                                                                  707,819
.........................................................................................................................
           127,856   Reliance Industries, Ltd. (NON)                                                           1,606,964
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,995,443
------------------------------------------------------------------------------------------------------------------------
Ireland (1.8%)
.........................................................................................................................
           461,031   Allied Irish Banks PLC                                                                    7,383,859
.........................................................................................................................
           175,218   Bank of Ireland                                                                           2,390,867
.........................................................................................................................
           382,366   CRH PLC                                                                                   7,850,245
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,624,971
------------------------------------------------------------------------------------------------------------------------
Italy (3.0%)
.........................................................................................................................
           617,150   ENI SpA                                                                                  11,643,186
.........................................................................................................................
           852,400   Mediaset SpA                                                                             10,126,139
.........................................................................................................................
            64,400   Sanpaolo IMI SpA                                                                            839,761
.........................................................................................................................
         1,054,700   UniCredito Italiano SpA                                                                   5,692,752
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,301,838
------------------------------------------------------------------------------------------------------------------------
Japan (17.3%)
.........................................................................................................................
            45,110   Acom Co., Ltd.                                                                            2,046,244
.........................................................................................................................
            18,780   Acom Co., Ltd. 144A                                                                         851,884
.........................................................................................................................
             3,200   Advantest Corp.                                                                             253,873
.........................................................................................................................
            97,600   Aeon Co., Ltd.                                                                            3,270,338
.........................................................................................................................
            36,000   Bridgestone Corp.                                                                           484,189
.........................................................................................................................
           525,000   Canon, Inc.                                                                              24,451,652
.........................................................................................................................
           135,200   Credit Saison Co., Ltd.                                                                   3,053,799
.........................................................................................................................
           119,500   Denso Corp.                                                                               2,353,416
.........................................................................................................................
             1,111   East Japan Railway Co.                                                                    5,236,653
.........................................................................................................................
             5,900   FUNAI Electric Co., Ltd.                                                                    810,052
.........................................................................................................................
           235,900   Honda Motor Co., Ltd.                                                                    10,480,530
.........................................................................................................................
                58   Japan Tobacco, Inc.                                                                         424,958
.........................................................................................................................
            29,900   Kansai Electric Power, Inc.                                                                 524,101
.........................................................................................................................
           223,000   KAO Corp.                                                                                 4,537,428
.........................................................................................................................
               811   Millea Holdings, Inc.                                                                    10,597,349
.........................................................................................................................
            45,000   Mitsui & Co., Ltd.                                                                          362,470
.........................................................................................................................
           532,000   Nippon Oil Corp.                                                                          2,711,144
.........................................................................................................................
               511   Nippon Telegraph and Telephone Corp.
                     (NTT)                                                                                     2,465,811
.........................................................................................................................
           212,000   Nomura Securities Co., Ltd.                                                               3,611,163
.........................................................................................................................
             8,132   NTT DoCoMo, Inc.                                                                         18,443,868
.........................................................................................................................
           378,000   Olympus Corp.                                                                             8,202,819
.........................................................................................................................
            30,800   Omron Corp.                                                                                 625,257
.........................................................................................................................
            44,700   Orix Corp.                                                                                3,696,491
.........................................................................................................................
           132,000   Ricoh Co., Ltd.                                                                           2,605,749
.........................................................................................................................
            42,700   Rohm Co., Ltd.                                                                            5,005,712
.........................................................................................................................
               200   Sankyo Co., Ltd.                                                                              3,761
.........................................................................................................................
           158,000   SECOM Co., Ltd.                                                                           5,898,824
.........................................................................................................................
             7,200   Shin-Etsu Chemical Co.                                                                      294,344
.........................................................................................................................
            17,100   Sony Corp.                                                                                  592,132
.........................................................................................................................
               139   Sumitomo Mitsui Financial Group, Inc.                                                       740,797
.........................................................................................................................
            13,900   Takeda Chemical Industries, Ltd.                                                            551,381
.........................................................................................................................
            21,859   Tokyo Electric Power Co.                                                                    479,454
.........................................................................................................................
         2,095,000   Tokyo Gas Co., Ltd.                                                                       7,469,573
.........................................................................................................................
            53,900   Toppan Printing Co., Ltd.                                                                   560,934
.........................................................................................................................
           684,000   Toyota Motor Corp.                                                                       23,110,696
.........................................................................................................................
           235,000   Yamanouchi Pharmaceutical Co., Ltd.                                                       7,303,995
------------------------------------------------------------------------------------------------------------------------
                                                                                                             164,112,841
------------------------------------------------------------------------------------------------------------------------
Mexico (0.9%)
.........................................................................................................................
           393,422   Grupo Financiero BBVA Bancomer SA
                     de CV (NON)                                                                                 336,243
.........................................................................................................................
           250,614   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L                                                                               8,277,780
.........................................................................................................................
           134,946   Wal-Mart de Mexico SA de CV Ser. V                                                          384,805
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,998,828
------------------------------------------------------------------------------------------------------------------------
Netherlands (2.1%)
.........................................................................................................................
            93,800   ABN AMRO Holdings NV (acquired
                     5/9/03, cost $1,322,580) (RES)                                                            2,194,301
.........................................................................................................................
           354,736   ING Groep NV                                                                              8,271,641
.........................................................................................................................
            85,319   Koninklijke (Royal) KPN NV (NON)                                                            658,486
.........................................................................................................................
           162,742   Koninklijke (Royal) Philips Electronics NV                                                4,751,166
.........................................................................................................................
           166,315   TPG NV                                                                                    3,894,869
.........................................................................................................................
             7,704   Unilever NV                                                                                 503,749
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,274,212
------------------------------------------------------------------------------------------------------------------------
Norway (0.1%)
.........................................................................................................................
           116,705   DnB Holdings ASA                                                                            779,356
.........................................................................................................................
            57,517   Statoil ASA                                                                                 646,652
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,426,008
------------------------------------------------------------------------------------------------------------------------
Portugal (0.2%)
.........................................................................................................................
           297,749   Electricidade de Portugal SA                                                                784,777
.........................................................................................................................
            97,745   Portugal Telecom SGPS SA                                                                    983,664
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,768,441
------------------------------------------------------------------------------------------------------------------------
Russia (0.3%)
.........................................................................................................................
            78,574   YUKOS ADR                                                                                 3,300,108
------------------------------------------------------------------------------------------------------------------------
Singapore (1.5%)
.........................................................................................................................
           422,366   DBS Group Holdings, Ltd.                                                                  3,656,310
.........................................................................................................................
           137,345   Overseas-Chinese Banking Corp.                                                              978,667
.........................................................................................................................
           284,000   Singapore Airlines, Ltd.                                                                  1,873,152
.........................................................................................................................
           251,000   Singapore Press Holdings                                                                  2,793,652
.........................................................................................................................
           642,000   United Overseas Bank, Ltd.                                                                4,990,519
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,292,300
------------------------------------------------------------------------------------------------------------------------
South Africa (--%)
.........................................................................................................................
            20,358   Sappi, Ltd.                                                                                 278,165
------------------------------------------------------------------------------------------------------------------------
South Korea (5.2%)
.........................................................................................................................
           141,910   Korea Electric Power Corp.                                                                2,549,852
.........................................................................................................................
           334,647   KT Corp. ADR                                                                              6,381,718
.........................................................................................................................
            83,985   POSCO ADR                                                                                 2,852,970
.........................................................................................................................
            81,097   Samsung Electronics Co., Ltd.                                                            30,709,275
.........................................................................................................................
            22,450   SK Telecom Co., Ltd.                                                                      3,751,092
.........................................................................................................................
           179,198   SK Telecom Co., Ltd. ADR                                                                  3,342,043
------------------------------------------------------------------------------------------------------------------------
                                                                                                              49,586,950
------------------------------------------------------------------------------------------------------------------------
Spain (2.1%)
.........................................................................................................................
           175,825   Altadis SA                                                                                4,988,990
.........................................................................................................................
            68,549   Banco Bilbao Vizcaya Argentaria SA                                                          946,596
.........................................................................................................................
            10,745   Banco Popular Espanol                                                                       640,940
.........................................................................................................................
           643,167   Iberdrola SA                                                                             12,709,904
.........................................................................................................................
            48,599   Telefonica SA                                                                               713,395
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,999,825
------------------------------------------------------------------------------------------------------------------------
Sweden (1.6%)
.........................................................................................................................
           119,150   Hennes & Mauritz AB Class B                                                               2,833,236
.........................................................................................................................
           290,327   Securitas AB Class B                                                                      3,916,082
.........................................................................................................................
            67,000   SKF AB Class B                                                                            2,590,074
.........................................................................................................................
         3,403,336   Telefonaktiebolaget LM Ericsson AB
                     Class B (NON)                                                                             6,105,021
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,444,413
------------------------------------------------------------------------------------------------------------------------
Switzerland (13.2%)
.........................................................................................................................
            63,891   Ciba Specialty Chemicals AG (NON)                                                         4,946,100
.........................................................................................................................
           350,937   Credit Suisse Group                                                                      12,845,736
.........................................................................................................................
           120,207   Nestle SA                                                                                30,046,888
.........................................................................................................................
           532,834   Novartis AG                                                                              24,202,094
.........................................................................................................................
            42,539   Roche Holding AG                                                                          4,292,785
.........................................................................................................................
            63,888   Swatch Group AG (The)                                                                     1,524,588
.........................................................................................................................
            33,128   Swatch Group AG (The) Class B                                                             3,979,541
.........................................................................................................................
           151,215   Swiss Reinsurance Co.                                                                    10,213,924
.........................................................................................................................
             4,443   Synthes-Stratec, Inc.                                                                     4,399,152
.........................................................................................................................
           426,388   UBS AG                                                                                   29,214,580
.........................................................................................................................
             3,960   Zurich Financial Services AG (NON)                                                          570,199
------------------------------------------------------------------------------------------------------------------------
                                                                                                             126,235,587
------------------------------------------------------------------------------------------------------------------------
Taiwan (0.9%)
.........................................................................................................................
         1,744,000   Cathay Financial Holding Co., Ltd.                                                        2,622,943
.........................................................................................................................
         3,820,000   Compal Electronics, Inc.                                                                  5,238,278
.........................................................................................................................
            68,400   Hon Hai Precision Industry Co., Ltd.                                                        269,283
.........................................................................................................................
           439,560   Taiwan Semiconductor Manufacturing
                     Co., Ltd. (NON)                                                                             823,122
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,953,626
------------------------------------------------------------------------------------------------------------------------
United Kingdom (22.0%)
.........................................................................................................................
           457,745   3i Group PLC                                                                              5,059,853
.........................................................................................................................
           863,841   Aggregate Industries PLC                                                                  1,322,139
.........................................................................................................................
            14,718   Anglo American PLC                                                                          318,005
.........................................................................................................................
           589,996   AstraZeneca PLC                                                                          28,304,869
.........................................................................................................................
            93,095   Barclays PLC                                                                                830,330
.........................................................................................................................
           135,571   BG Group PLC                                                                                695,901
.........................................................................................................................
         1,254,375   BHP Billiton PLC                                                                         10,957,829
.........................................................................................................................
         1,725,410   Diageo PLC                                                                               22,701,625
.........................................................................................................................
            92,655   GlaxoSmithKline PLC                                                                       2,123,030
.........................................................................................................................
           511,105   GUS PLC                                                                                   7,076,976
.........................................................................................................................
         1,025,899   Hilton Group PLC                                                                          4,127,448
.........................................................................................................................
         2,303,268   HSBC Holdings PLC
                     (London Stock Exchange)                                                                  36,200,643
.........................................................................................................................
           347,400   HSBC Holdings PLC
                     (Hong Kong Exchange)                                                                      5,482,248
.........................................................................................................................
           236,480   Reckitt Benckiser PLC                                                                     5,350,801
.........................................................................................................................
           101,693   Rio Tinto PLC                                                                             2,808,887
.........................................................................................................................
           491,316   Royal Bank of Scotland Group PLC                                                         14,476,649
.........................................................................................................................
            59,575   Scottish and Southern Energy PLC                                                            717,722
.........................................................................................................................
            69,924   Scottish Power PLC                                                                          465,949
.........................................................................................................................
           287,889   Shell Transport & Trading Co. PLC                                                         2,141,280
.........................................................................................................................
           201,536   Standard Chartered PLC                                                                    3,328,100
.........................................................................................................................
         1,773,741   Tesco PLC                                                                                 8,184,010
.........................................................................................................................
        15,440,137   Vodafone Group PLC                                                                       38,280,550
.........................................................................................................................
           781,351   WPP Group PLC                                                                             7,671,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                             208,626,694
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $777,103,020)                                                                    $943,653,226
------------------------------------------------------------------------------------------------------------------------
UNITS (--%) (a) (cost $174,483)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
             3,187   Infosys Technologies, Ltd. 144A
                     Structured Warrants (issued by UBS
                     AG) expiration 4/13/04 (NON)                                                               $388,934
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $25,500,738   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.73% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                            $25,499,776
.........................................................................................................................
        10,348,842   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    10,348,842
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $35,848,618)                                                                      $35,848,618
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $813,126,121)                                                                    $979,890,778
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $26,379,913)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Australian Dollars        $13,928,340  $13,215,789     3/17/04       $712,551
...............................................................................
British Pounds             13,907,624   13,164,124     3/17/04        743,500
------------------------------------------------------------------------------
                                                                   $1,456,051
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2003
(aggregate face value $18,338,154)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
Swiss Franc               $18,704,249  $18,338,154     3/17/04      $(366,095)
------------------------------------------------------------------------------
The fund had the following industry group concentration greater than 10% at
December 31, 2003 (as a percentage of net assets):
Banking                                                                  14.2%
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT International Growth and Income Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Airlines (1.3%)
.........................................................................................................................
           192,300   Deutsche Lufthansa AG (Germany)                                                          $3,213,251
.........................................................................................................................
           234,503   Qantas Airways, Ltd. (Australia)                                                            581,259
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,794,510
------------------------------------------------------------------------------------------------------------------------
Automotive (4.6%)
.........................................................................................................................
            80,300   Bayerische Motoren Werke (BMW) AG
                     (Germany)                                                                                 3,741,791
.........................................................................................................................
            59,800   Denso Corp. (Japan)                                                                       1,177,693
.........................................................................................................................
           176,000   Nissan Motor Co., Ltd. (Japan)                                                            2,010,678
.........................................................................................................................
            53,658   Peugeot SA (France)                                                                       2,733,791
.........................................................................................................................
           111,500   Toyota Motor Corp. (Japan)                                                                3,767,314
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,431,267
------------------------------------------------------------------------------------------------------------------------
Banking (17.4%)
.........................................................................................................................
            94,018   ABN AMRO Holdings NV (Netherlands)                                                        2,199,401
.........................................................................................................................
            22,700   ABN AMRO Holdings NV (acquired
                     5/9/03, cost $369,473) (Netherlands) (RES) (NON)                                            531,030
.........................................................................................................................
           333,632   Allied Irish Banks PLC (Ireland)                                                          5,343,440
.........................................................................................................................
           153,998   Australia & New Zealand Banking
                     Group, Ltd. (Australia)                                                                   2,051,271
.........................................................................................................................
            19,900   Banco Itau SA ADR (Brazil)                                                                  970,523
.........................................................................................................................
           761,290   Barclays PLC (United Kingdom)                                                             6,790,077
.........................................................................................................................
           125,631   BNP Paribas SA (France)                                                                   7,908,988
.........................................................................................................................
           108,486   Canadian Imperial Bank of Commerce
                     (Canada)                                                                                  5,373,920
.........................................................................................................................
            65,100   Danske Bank A/S (Denmark)                                                                 1,527,703
.........................................................................................................................
         1,641,555   Grupo Financiero BBVA Bancomer SA
                     de CV (Mexico) (NON)                                                                      1,402,976
.........................................................................................................................
           134,040   HDFC Bank, Ltd. (India)                                                                   1,077,994
.........................................................................................................................
           313,157   HSBC Holdings PLC (United Kingdom)                                                        4,921,913
.........................................................................................................................
            26,476   National Bank of Canada (Canada)                                                            884,036
.........................................................................................................................
           227,500   Nordea AB (Sweden)                                                                        1,708,314
.........................................................................................................................
           100,644   Royal Bank of Scotland Group PLC
                     (United Kingdom)                                                                          2,965,480
.........................................................................................................................
            41,252   Societe Generale (France)                                                                 3,641,603
.........................................................................................................................
           160,000   United Overseas Bank, Ltd. (Singapore)                                                    1,243,743
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,542,412
------------------------------------------------------------------------------------------------------------------------
Beverage (3.4%)
.........................................................................................................................
           441,264   Diageo PLC (United Kingdom)                                                               5,805,814
.........................................................................................................................
           152,905   Interbrew (Belgium)                                                                       4,080,251
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,886,065
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.5%)
.........................................................................................................................
           931,030   Aggregate Industries PLC
                     (United Kingdom)                                                                          1,424,974
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.0%)
.........................................................................................................................
            52,600   BASF AG (Germany)                                                                         2,968,440
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.7%)
.........................................................................................................................
            53,000   SECOM Co., Ltd. (Japan)                                                                   1,978,719
.........................................................................................................................
               400   Toppan Printing Co., Ltd. (Japan)                                                             4,163
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,982,882
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.9%)
.........................................................................................................................
           114,835   Nokia OYJ (Finland)                                                                       1,985,461
.........................................................................................................................
         1,936,479   Telefonaktiebolaget LM Ericsson AB
                     Class B (Sweden) (NON)                                                                    3,473,722
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,459,183
------------------------------------------------------------------------------------------------------------------------
Computers (0.4%)
.........................................................................................................................
           932,000   Compal Electronics, Inc. (Taiwan)                                                         1,278,030
------------------------------------------------------------------------------------------------------------------------
Conglomerates (0.5%)
.........................................................................................................................
            64,282   Vivendi Universal SA (France) (NON)                                                       1,562,142
------------------------------------------------------------------------------------------------------------------------
Construction (2.4%)
.........................................................................................................................
           216,823   CRH PLC (Ireland)                                                                         4,451,530
.........................................................................................................................
            16,609   Lafarge (France)                                                                          1,478,760
.........................................................................................................................
           231,260   Rinker Group, Ltd. (Australia)                                                            1,141,215
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,071,505
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (0.6%)
.........................................................................................................................
            14,960   Swatch Group AG (The) Class B
                     (Switzerland)                                                                             1,797,088
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.9%)
.........................................................................................................................
            58,370   Acom Co., Ltd. (Japan)                                                                    2,647,734
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.9%)
.........................................................................................................................
            99,000   KAO Corp. (Japan)                                                                         2,014,374
.........................................................................................................................
           157,900   Reckitt Benckiser PLC (United Kingdom)                                                    3,572,782
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,587,156
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (4.4%)
.........................................................................................................................
            93,302   E.On AG (Germany)                                                                         6,110,247
.........................................................................................................................
           181,465   Iberdrola SA (Spain)                                                                      3,586,009
.........................................................................................................................
           176,347   Scottish and Southern Energy PLC
                     (United Kingdom)                                                                          2,124,518
.........................................................................................................................
           143,435   Scottish Power PLC (United Kingdom)                                                         955,800
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,776,574
------------------------------------------------------------------------------------------------------------------------
Electronics (4.0%)
.........................................................................................................................
            16,800   FUNAI Electric Co., Ltd. (Japan)                                                          2,306,590
.........................................................................................................................
           200,565   Koninklijke (Royal) Philips
                     Electronics NV (Netherlands)                                                              5,855,388
.........................................................................................................................
             9,400   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             3,559,530
.........................................................................................................................
                25   Taiwan Semiconductor Manufacturing
                     Co., Ltd. (Taiwan) (NON)                                                                         47
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,721,555
------------------------------------------------------------------------------------------------------------------------
Financial (1.1%)
.........................................................................................................................
            39,400   Orix Corp. (Japan)                                                                        3,258,204
------------------------------------------------------------------------------------------------------------------------
Food (3.3%)
.........................................................................................................................
            38,025   Nestle SA (Switzerland)                                                                   9,504,712
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (2.0%)
.........................................................................................................................
           245,600   Abitibi-Consolidated, Inc. (Toronto
                     Exchange) (Canada)                                                                        1,971,263
.........................................................................................................................
           227,215   Amcor, Ltd. (Australia)                                                                   1,413,978
.........................................................................................................................
            56,400   Svenska Cellulosa AB (SCA) Class B
                     (Sweden)                                                                                  2,305,786
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,691,027
------------------------------------------------------------------------------------------------------------------------
Gaming and Lottery (0.4%)
.........................................................................................................................
            87,170   Greek Organization of Football
                     Prognostics SA 144A (Greece)                                                              1,253,203
------------------------------------------------------------------------------------------------------------------------
Insurance (8.9%)
.........................................................................................................................
            80,200   ACE, Ltd. (Bermuda)                                                                       3,321,884
.........................................................................................................................
           124,347   Aegon NV (Netherlands)                                                                    1,839,428
.........................................................................................................................
            19,000   Allianz AG (Germany)                                                                      2,398,486
.........................................................................................................................
            70,687   Fortis (Belgium)                                                                          1,423,620
.........................................................................................................................
            97,661   ING Groep NV (Netherlands)                                                                2,277,234
.........................................................................................................................
                59   Millea Holdings, Inc. (Japan)                                                               770,954
.........................................................................................................................
            67,000   Sun Life Financial Services of
                     Canada, Inc. (Canada)                                                                     1,675,000
.........................................................................................................................
            65,035   Swiss Reinsurance Co. (Switzerland)                                                       4,392,835
.........................................................................................................................
             6,830   Swiss Reinsurance Co. 144A
                     (Switzerland) (NON)                                                                         461,337
.........................................................................................................................
            30,800   XL Capital, Ltd. Class A (Bermuda)                                                        2,388,540
.........................................................................................................................
            34,957   Zurich Financial Services AG
                     (Switzerland) (NON)                                                                       5,033,446
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,982,764
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.6%)
.........................................................................................................................
           134,000   Nomura Securities Co., Ltd. (Japan)                                                       2,282,528
.........................................................................................................................
            34,744   UBS AG (Switzerland)                                                                      2,380,535
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,663,063
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (1.3%)
.........................................................................................................................
           940,408   Hilton Group PLC (United Kingdom)                                                         3,783,496
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.6%)
.........................................................................................................................
            44,400   SKF AB Class B (Sweden)                                                                   1,716,407
------------------------------------------------------------------------------------------------------------------------
Metals (2.1%)
.........................................................................................................................
           383,489   BHP Billiton PLC (United Kingdom)                                                         3,350,040
.........................................................................................................................
            24,300   Companhia Vale do Rio Doce (CVRD)
                     ADR (Brazil)                                                                              1,421,550
.........................................................................................................................
             9,230   Pohang Iron & Steel Co., Ltd.
                     (South Korea)                                                                             1,263,216
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,034,806
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.6%)
.........................................................................................................................
           485,000   Tokyo Gas Co., Ltd. (Japan)                                                               1,729,233
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.2%)
.........................................................................................................................
            78,000   Canon, Inc. (Japan)                                                                       3,632,817
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (6.7%)
.........................................................................................................................
         1,868,740   BP PLC (United Kingdom)                                                                  15,153,899
.........................................................................................................................
            16,041   Total SA Class B (France)                                                                 2,981,800
.........................................................................................................................
            29,477   YUKOS ADR (Russia)                                                                        1,238,034
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,373,733
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.5%)
.........................................................................................................................
            71,135   AstraZeneca PLC (United Kingdom)                                                          3,412,679
.........................................................................................................................
            59,198   GlaxoSmithKline PLC (United Kingdom)                                                      1,356,420
.........................................................................................................................
           275,489   Novartis AG (Switzerland)                                                                12,513,111
.........................................................................................................................
           143,500   Yamanouchi Pharmaceutical Co., Ltd.
                     (Japan)                                                                                   4,460,099
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,742,309
------------------------------------------------------------------------------------------------------------------------
Publishing (0.5%)
.........................................................................................................................
           120,843   Reed Elsevier NV (Netherlands)                                                            1,501,092
------------------------------------------------------------------------------------------------------------------------
Railroads (1.0%)
.........................................................................................................................
            18,200   Canadian National Railway Co. (Canada)                                                    1,155,108
.........................................................................................................................
               353   East Japan Railway Co. (Japan)                                                            1,663,851
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,818,959
------------------------------------------------------------------------------------------------------------------------
Retail (5.1%)
.........................................................................................................................
            61,400   Aeon Co., Ltd. (Japan)                                                                    2,057,364
.........................................................................................................................
           598,605   Dixons Group PLC (United Kingdom)                                                         1,489,472
.........................................................................................................................
           351,669   GUS PLC (United Kingdom)                                                                  4,869,358
.........................................................................................................................
           291,154   Kingfisher Leisure PLC (United Kingdom)                                                   1,451,527
.........................................................................................................................
           182,000   Onward Kashiyama Co., Ltd. (Japan)                                                        2,208,326
.........................................................................................................................
           571,250   Tesco PLC (United Kingdom)                                                                2,635,738
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,711,785
------------------------------------------------------------------------------------------------------------------------
Telecommunications (5.9%)
.........................................................................................................................
            12,540   KT Corp. (South Korea)                                                                      469,592
.........................................................................................................................
               392   Nippon Telegraph and Telephone Corp.
                     (NTT) (Japan)                                                                             1,891,581
.........................................................................................................................
             1,372   NTT DoCoMo, Inc. (Japan)                                                                  3,111,779
.........................................................................................................................
           508,352   Telecom Italia SpA (Italy) (NON)                                                          1,506,544
.........................................................................................................................
           229,886   Portugal Telecom SGPS SA (Portugal)                                                       2,313,476
.........................................................................................................................
            15,500   SK Telecom Co., Ltd. (South Korea)                                                        2,589,840
.........................................................................................................................
           141,808   Telefonica SA (Spain)                                                                     2,081,629
.........................................................................................................................
            37,100   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L (Mexico)                                                                      1,225,413
.........................................................................................................................
           852,171   Vodafone Group PLC (United Kingdom)                                                       2,112,778
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,302,632
------------------------------------------------------------------------------------------------------------------------
Tire & Rubber (0.8%)
.........................................................................................................................
           162,000   Bridgestone Corp. (Japan)                                                                 2,178,850
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.6%)
.........................................................................................................................
            56,430   Altadis SA (Spain)                                                                        1,601,187
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.8%)
.........................................................................................................................
           104,149   TPG NV (Netherlands)                                                                      2,439,027
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.6%)
.........................................................................................................................
            65,185   Veolia Environnement (France)                                                             1,750,962
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $238,468,637)                                                                    $286,601,785
------------------------------------------------------------------------------------------------------------------------
UNITS (0.2%) (a) (NON) (cost $509,235)
------------------------------------------------------------------------------------------------------------------------
Number of Units                                                                                                    Value
.........................................................................................................................
            13,330   KT Corp. 144A Structured Warrants
                     (issued by UBS AG) expiration
                     11/30/04 (South Korea)                                                                     $499,651
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.9%) (a) (cost $5,493,718)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $5,493,718   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    $5,493,718
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $244,471,590)                                                                    $292,595,154
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2003: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Australia                                                                 1.8%
...............................................................................
Belgium                                                                   1.9
...............................................................................
Bermuda                                                                   2.0
...............................................................................
Canada                                                                    3.9
...............................................................................
France                                                                    7.7
...............................................................................
Germany                                                                   6.4
...............................................................................
Ireland                                                                   3.4
...............................................................................
Japan                                                                    15.7
...............................................................................
Netherlands                                                               5.8
...............................................................................
South Korea                                                               2.9
...............................................................................
Spain                                                                     2.5
...............................................................................
Sweden                                                                    3.2
...............................................................................
Switzerland                                                              12.6
...............................................................................
United Kingdom                                                           23.7
...............................................................................
Other                                                                     6.5
...............................................................................
Total                                                                   100.0%
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT International New Opportunities Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (99.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.6%)
.........................................................................................................................
               307   Dentsu, Inc. (Japan)                                                                     $1,547,321
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.5%)
.........................................................................................................................
            52,414   European Aeronautic Defense and Space
                     Co. (Netherlands)                                                                         1,245,972
------------------------------------------------------------------------------------------------------------------------
Automotive (1.1%)
.........................................................................................................................
            38,265   Renault SA (France)                                                                       2,639,603
------------------------------------------------------------------------------------------------------------------------
Banking (8.9%)
.........................................................................................................................
            12,355   Banco Popular Espanol (Spain)                                                               736,976
.........................................................................................................................
            14,000   Bank of Nova Scotia (Canada)                                                                713,003
.........................................................................................................................
            80,144   BNP Paribas SA (France)                                                                   5,045,394
.........................................................................................................................
           105,601   Canadian Imperial Bank of Commerce
                     (Canada)                                                                                  5,231,009
.........................................................................................................................
             5,966   Depfa Bank PLC (Ireland)                                                                    750,115
.........................................................................................................................
           281,419   HSBC Holdings PLC (United Kingdom)                                                        4,423,084
.........................................................................................................................
            18,815   Societe Generale (France)                                                                 1,660,932
.........................................................................................................................
           143,950   Standard Chartered PLC
                     (United Kingdom)                                                                          2,377,143
.........................................................................................................................
           143,250   UniCredito Italiano SpA (Italy)                                                             773,193
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,710,849
------------------------------------------------------------------------------------------------------------------------
Beverage (0.3%)
.........................................................................................................................
            58,936   Diageo PLC (United Kingdom)                                                                 775,435
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.4%)
.........................................................................................................................
           333,954   Carlton Communications PLC
                     (United Kingdom)                                                                          1,374,965
.........................................................................................................................
            92,200   Mediaset SpA (Italy)                                                                      1,095,296
.........................................................................................................................
           107,003   Publishing & Broadcasting, Ltd.
                     (Australia)                                                                               1,009,313
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,479,574
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.6%)
.........................................................................................................................
           162,000   Toto, Ltd. (Japan)                                                                        1,372,933
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.3%)
.........................................................................................................................
            13,800   Nitto Denko Corp. (Japan)                                                                   734,180
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.2%)
.........................................................................................................................
            47,025   Adecco SA (Switzerland)                                                                   3,024,177
.........................................................................................................................
            74,239   Securitas AB Class B (Sweden)                                                             1,001,374
.........................................................................................................................
             1,913   SGS Societe Generale Surveillance
                     Holding SA (Switzerland)                                                                  1,200,848
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,226,399
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.9%)
.........................................................................................................................
           127,600   Nokia OYJ (Finland)                                                                       2,206,163
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.3%)
.........................................................................................................................
           259,500   Swire Pacific, Ltd. (Hong Kong)                                                           1,601,274
.........................................................................................................................
           159,844   Vivendi Universal SA (France) (NON)                                                       3,884,433
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,485,707
------------------------------------------------------------------------------------------------------------------------
Construction (2.8%)
.........................................................................................................................
           137,106   CRH PLC (Ireland)                                                                         2,814,883
.........................................................................................................................
             8,475   Lafarge (France)                                                                            754,560
.........................................................................................................................
           666,730   Rinker Group, Ltd. (Australia)                                                            3,290,159
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,859,602
------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals (1.2%)
.........................................................................................................................
            20,721   LVMH Moet Hennessy Louis Vuitton SA
                     (France)                                                                                  1,507,773
.........................................................................................................................
            37,600   Sony Corp. (Japan)                                                                        1,301,997
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,809,770
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.8%)
.........................................................................................................................
           197,138   Reckitt Benckiser PLC (United Kingdom)                                                    4,460,615
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.5%)
.........................................................................................................................
            61,407   Iberdrola SA (Spain)                                                                      1,213,491
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (1.9%)
.........................................................................................................................
            34,581   Schneider Electric SA (France)                                                            2,263,364
.........................................................................................................................
            29,864   Siemens AG (Germany)                                                                      2,402,803
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,666,167
------------------------------------------------------------------------------------------------------------------------
Electronics (5.5%)
.........................................................................................................................
             7,200   FUNAI Electric Co., Ltd. (Japan)                                                            988,538
.........................................................................................................................
            42,158   Koninklijke (Royal) Philips
                     Electronics NV (Netherlands)                                                              1,230,780
.........................................................................................................................
             7,000   Nidec Corp. (Japan)                                                                         668,378
.........................................................................................................................
             7,950   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             3,010,453
.........................................................................................................................
            17,610   Samsung SDI Co., Ltd. (South Korea)                                                       2,077,418
.........................................................................................................................
           489,600   Taiwan Semiconductor Manufacturing
                     Co., Ltd. (Taiwan) (NON)                                                                    916,827
.........................................................................................................................
            62,900   TDK Corp. (Japan)                                                                         4,532,276
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,424,670
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (2.0%)
.........................................................................................................................
            82,797   Leighton Holdings, Ltd. (Australia)                                                         736,699
.........................................................................................................................
           221,500   Saipem SpA (Italy)                                                                        1,790,529
.........................................................................................................................
            27,534   Vinci SA (France)                                                                         2,279,573
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,806,801
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.5%)
.........................................................................................................................
            68,714   Enterprise Inns PLC (United Kingdom)                                                      1,247,270
------------------------------------------------------------------------------------------------------------------------
Financial (2.7%)
.........................................................................................................................
            42,743   Euronext NV (Netherlands)                                                                 1,081,837
.........................................................................................................................
           167,345   Man Group PLC (United Kingdom)                                                            4,376,634
.........................................................................................................................
            33,302   Perpetual Trustees Australia, Ltd.
                     (Australia)                                                                               1,068,822
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,527,293
------------------------------------------------------------------------------------------------------------------------
Food (1.1%)
.........................................................................................................................
            16,006   Groupe Danone (France)                                                                    2,611,961
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.8%)
.........................................................................................................................
           323,449   Amcor, Ltd. (Australia)                                                                   2,012,850
------------------------------------------------------------------------------------------------------------------------
Health Care Services (0.3%)
.........................................................................................................................
            24,000   Suzuken Co., Ltd. (Japan)                                                                   779,541
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.7%)
.........................................................................................................................
           338,000   Sekisui Chemical Co., Ltd. (Japan)                                                        1,722,494
------------------------------------------------------------------------------------------------------------------------
Insurance (3.0%)
.........................................................................................................................
            21,129   Allianz AG (Germany)                                                                      2,667,243
.........................................................................................................................
           126,200   AMP, Ltd. 144A (Australia) (NON)                                                            476,346
.........................................................................................................................
            86,000   China Life Insurance Co., Ltd. (China) (NON)                                                 70,350
.........................................................................................................................
           712,776   Promina Group Ltd. 144A (Australia) (NON)                                                 1,761,378
.........................................................................................................................
           295,671   QBE Insurance Group, Ltd. (Australia)                                                     2,361,240
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,336,557
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (4.4%)
.........................................................................................................................
            32,653   Credit Suisse Group (Switzerland)                                                         1,195,234
.........................................................................................................................
           235,000   Nomura Securities Co., Ltd. (Japan)                                                       4,002,940
.........................................................................................................................
            80,216   UBS AG (Switzerland)                                                                      5,496,113
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,694,287
------------------------------------------------------------------------------------------------------------------------
Machinery (1.6%)
.........................................................................................................................
            54,300   Fanuc, Ltd. (Japan)                                                                       3,253,743
.........................................................................................................................
           447,000   Ishikawajima-Harima Heavy Industries
                     Co., Ltd. (Japan)                                                                           638,333
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,892,076
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.7%)
.........................................................................................................................
            25,448   Gamesa Corporacion Tecnologica SA
                     (Spain)                                                                                     837,293
.........................................................................................................................
            56,512   Wolseley PLC (United Kingdom)                                                               799,181
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,636,474
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.6%)
.........................................................................................................................
             1,581   Synthes-Stratec, Inc. (Switzerland)                                                       1,565,397
------------------------------------------------------------------------------------------------------------------------
Metals (4.0%)
.........................................................................................................................
           777,293   BHP Billiton, Ltd. (Australia)                                                            7,138,617
.........................................................................................................................
            97,900   JFE Holdings, Inc. (Japan)                                                                2,672,741
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,811,358
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.1%)
.........................................................................................................................
            55,000   Canon, Inc. (Japan)                                                                       2,561,602
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (8.7%)
.........................................................................................................................
           540,423   BG Group PLC (United Kingdom)                                                             2,774,052
.........................................................................................................................
            94,222   BP PLC (United Kingdom)                                                                     764,061
.........................................................................................................................
            97,900   Canadian Natural Resources, Ltd. (Canada)                                                 4,953,346
.........................................................................................................................
           370,500   CNOOC, Ltd. (Hong Kong)                                                                     725,479
.........................................................................................................................
           203,773   ENI SpA (Italy)                                                                           3,844,393
.........................................................................................................................
            40,420   Royal Dutch Petroleum Co. ADR
                     (Netherlands)                                                                             2,117,604
.........................................................................................................................
            27,145   Total SA Class B (France)                                                                 5,045,879
.........................................................................................................................
            18,800   YUKOS ADR (Russia)                                                                          789,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,014,414
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (9.8%)
.........................................................................................................................
            96,427   AstraZeneca PLC (United Kingdom)                                                          4,626,054
.........................................................................................................................
            30,500   Eisai Co., Ltd. (Japan)                                                                     822,709
.........................................................................................................................
           289,402   GlaxoSmithKline PLC (United Kingdom)                                                      6,631,149
.........................................................................................................................
            75,350   Novartis AG (Switzerland)                                                                 3,422,506
.........................................................................................................................
            41,088   Roche Holding AG (Switzerland)                                                            4,146,358
.........................................................................................................................
            14,443   Stada Arzneimittel AG (Germany)                                                             897,043
.........................................................................................................................
             4,350   Strada Arzneimittel AG 144A
                     (Germany) (NON)                                                                             270,175
.........................................................................................................................
           116,900   Terumo Corp. (Japan)                                                                      2,220,380
.........................................................................................................................
            12,200   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                                691,862
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,728,236
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.4%)
.........................................................................................................................
            44,000   Olympus Corp. (Japan)                                                                       954,825
------------------------------------------------------------------------------------------------------------------------
Railroads (1.0%)
.........................................................................................................................
            25,226   Canadian National Railway Co. (Canada)                                                    1,601,031
.........................................................................................................................
               151   East Japan Railway Co. (Japan)                                                              711,732
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,312,763
------------------------------------------------------------------------------------------------------------------------
Retail (6.0%)
.........................................................................................................................
            58,900   Aeon Co., Ltd. (Japan)                                                                    1,973,595
.........................................................................................................................
            26,572   Carrefour Supermarche SA (France)                                                         1,458,353
.........................................................................................................................
            15,751   Colruyt SA (Belgium)                                                                      1,517,578
.........................................................................................................................
           272,666   Kingfisher Leisure PLC (United Kingdom)                                                   1,359,357
.........................................................................................................................
            37,600   Lawson, Inc. (Japan)                                                                      1,284,450
.........................................................................................................................
            71,000   Onward Kashiyama Co., Ltd. (Japan)                                                          861,490
.........................................................................................................................
           730,857   Tesco PLC (United Kingdom)                                                                3,372,162
.........................................................................................................................
            23,160   USS Co. Ltd. (Japan)                                                                      1,638,536
.........................................................................................................................
           118,343   Woolworths, Ltd. (Australia)                                                              1,052,083
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,517,604
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.3%)
.........................................................................................................................
            10,100   Advantest Corp. (Japan)                                                                     801,288
------------------------------------------------------------------------------------------------------------------------
Shipping (3.1%)
.........................................................................................................................
           245,277   Exel PLC (United Kingdom)                                                                 3,242,535
.........................................................................................................................
            90,000   Frontline, Ltd. (Norway)                                                                  2,335,043
.........................................................................................................................
           416,000   Nippon Yusen Kabushiki Kaisha (Japan)                                                     1,883,144
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,460,722
------------------------------------------------------------------------------------------------------------------------
Software (3.0%)
.........................................................................................................................
            78,401   Business Objects SA (France) (NON)                                                        2,733,797
.........................................................................................................................
            32,200   Cognos, Inc. (Canada) (NON)                                                                 987,184
.........................................................................................................................
            26,318   Dassault Systemes SA (France)                                                             1,200,137
.........................................................................................................................
             4,700   SAP AG (Germany)                                                                            793,055
.........................................................................................................................
           112,919   T-Online International AG (Germany) (NON)                                                 1,459,622
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,173,795
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.3%)
.........................................................................................................................
           133,969   Indra Sistemas SA Class A (Spain)                                                         1,718,204
.........................................................................................................................
            33,404   Logitech International (Switzerland) (NON)                                                1,445,651
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,163,855
------------------------------------------------------------------------------------------------------------------------
Telecommunications (6.9%)
.........................................................................................................................
           764,139   Cable & Wireless PLC (United Kingdom) (NON)                                               1,826,127
.........................................................................................................................
            78,687   Deutsche Telekom AG (Germany) (NON)                                                       1,442,836
.........................................................................................................................
            75,802   Koninklijke (Royal) KPN NV
                     (Netherlands) (NON)                                                                         585,035
.........................................................................................................................
            32,320   KT Corp. (South Korea)                                                                    1,210,304
.........................................................................................................................
               518   Nippon Telegraph and Telephone Corp.
                     (NTT) (Japan)                                                                             2,499,589
.........................................................................................................................
            87,844   SES Global (Luxembourg)                                                                     886,241
.........................................................................................................................
         3,369,184   Vodafone Group PLC (United Kingdom)                                                       8,353,179
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,803,311
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.5%)
.........................................................................................................................
            61,210   Imperial Tobacco Group PLC
                     (United Kingdom)                                                                          1,205,292
------------------------------------------------------------------------------------------------------------------------
Toys (0.5%)
.........................................................................................................................
            14,200   Nintendo Co., Ltd. (Japan)                                                                1,325,369
------------------------------------------------------------------------------------------------------------------------
Transportation (1.0%)
.........................................................................................................................
         5,638,000   Sinotrans, Ltd. 144A (China) (NON)                                                        2,542,063
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.4%)
.........................................................................................................................
            33,302   Veolia Environnement (France)                                                               894,539
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $191,237,131)                                                                    $240,962,488
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (--%) (a) (cost $401)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
              $960   Hindustan Lever foreign deb. 9s, 2005                                                          $126
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.8%) (a) (cost $1,862,720)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,862,784   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                             $1,862,720
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $193,100,252)                                                                    $242,825,334
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2003: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Australia                                                                 8.6%
...............................................................................
Canada                                                                    5.6
...............................................................................
China                                                                     1.1
...............................................................................
France                                                                   14.0
...............................................................................
Germany                                                                   4.1
...............................................................................
Hong Kong                                                                 1.0
...............................................................................
Ireland                                                                   1.5
...............................................................................
Italy                                                                     3.1
...............................................................................
Japan                                                                    18.1
...............................................................................
Netherlands                                                               2.6
...............................................................................
Norway                                                                    1.0
...............................................................................
South Korea                                                               2.6
...............................................................................
Spain                                                                     1.9
...............................................................................
Switzerland                                                               8.9
...............................................................................
United Kingdom                                                           22.3
...............................................................................
Other                                                                     3.6
...............................................................................
Total                                                                   100.0%
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




Putnam VT Investors Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.2%)
.........................................................................................................................
             9,900   Omnicom Group, Inc.                                                                        $864,567
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (2.6%)
.........................................................................................................................
           162,300   Lockheed Martin Corp.                                                                     8,342,220
.........................................................................................................................
           122,500   Rockwell Collins, Inc.                                                                    3,678,675
.........................................................................................................................
            28,100   United Technologies Corp.                                                                 2,663,037
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,683,932
------------------------------------------------------------------------------------------------------------------------
Airlines (0.7%)
.........................................................................................................................
           251,300   Southwest Airlines Co.                                                                    4,055,982
------------------------------------------------------------------------------------------------------------------------
Automotive (0.1%)
.........................................................................................................................
             5,400   General Motors Corp.                                                                        288,360
------------------------------------------------------------------------------------------------------------------------
Banking (6.7%)
.........................................................................................................................
           165,100   Bank of New York Co., Inc. (The)                                                          5,468,112
.........................................................................................................................
             3,500   Charter One Financial, Inc.                                                                 120,925
.........................................................................................................................
            47,300   Comerica, Inc.                                                                            2,651,638
.........................................................................................................................
           176,200   Commerce Bancorp, Inc.                                                                    9,282,216
.........................................................................................................................
           125,132   Fifth Third Bancorp                                                                       7,395,301
.........................................................................................................................
             1,800   M&T Bank Corp.                                                                              176,940
.........................................................................................................................
           338,804   U.S. Bancorp                                                                             10,089,583
.........................................................................................................................
            59,700   Wells Fargo & Co.                                                                         3,515,733
------------------------------------------------------------------------------------------------------------------------
                                                                                                              38,700,448
------------------------------------------------------------------------------------------------------------------------
Beverage (0.3%)
.........................................................................................................................
             7,200   Anheuser-Busch Cos., Inc.                                                                   379,296
.........................................................................................................................
            10,000   Coca-Cola Co. (The)                                                                         507,500
.........................................................................................................................
             5,200   Pepsi Bottling Group, Inc. (The)                                                            125,736
.........................................................................................................................
            10,700   PepsiCo, Inc.                                                                               498,834
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,511,366
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.5%)
.........................................................................................................................
           113,137   Amgen, Inc. (NON)                                                                         6,991,867
.........................................................................................................................
            35,200   Biogen Idec, Inc. (NON)                                                                   1,294,656
.........................................................................................................................
             2,200   Genentech, Inc. (NON)                                                                       205,854
.........................................................................................................................
             2,000   Invitrogen Corp. (NON)                                                                      140,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,632,377
------------------------------------------------------------------------------------------------------------------------
Broadcasting (1.0%)
.........................................................................................................................
           131,200   Viacom, Inc. Class B                                                                      5,822,656
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.7%)
.........................................................................................................................
           147,700   Masco Corp.                                                                               4,048,457
------------------------------------------------------------------------------------------------------------------------
Cable Television (1.4%)
.........................................................................................................................
           224,100   Comcast Corp. Class A (Special) (NON)                                                     7,009,848
.........................................................................................................................
            31,143   Echostar Communications Corp. Class A (NON)                                               1,058,862
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,068,710
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.4%)
.........................................................................................................................
            46,100   E.I. du Pont de Nemours & Co.                                                             2,115,529
.........................................................................................................................
             3,700   PPG Industries, Inc.                                                                        236,874
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,352,403
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.6%)
.........................................................................................................................
            86,800   Choicepoint, Inc. (NON)                                                                   3,306,212
.........................................................................................................................
            22,200   eBay, Inc. (NON)                                                                          1,433,898
.........................................................................................................................
            41,200   Iron Mountain, Inc. (NON)                                                                 1,629,048
.........................................................................................................................
            66,500   Yahoo!, Inc. (NON)                                                                        3,003,805
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,372,963
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.6%)
.........................................................................................................................
           403,100   Cisco Systems, Inc. (NON)                                                                 9,791,299
.........................................................................................................................
                 8   Harris Corp.                                                                                    304
.........................................................................................................................
           145,010   Nokia OYJ ADR (Finland)                                                                   2,465,170
.........................................................................................................................
            52,300   QUALCOMM, Inc.                                                                            2,820,539
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,077,312
------------------------------------------------------------------------------------------------------------------------
Computers (3.8%)
.........................................................................................................................
           178,979   Dell, Inc. (NON)                                                                          6,078,127
.........................................................................................................................
           143,500   EMC Corp. (NON)                                                                           1,854,020
.........................................................................................................................
           324,225   Hewlett-Packard Co.                                                                       7,447,448
.........................................................................................................................
             5,900   IBM Corp.                                                                                   546,812
.........................................................................................................................
            38,300   Lexmark International, Inc. (NON)                                                         3,011,912
.........................................................................................................................
            55,300   Network Appliance, Inc. (NON)                                                             1,135,309
.........................................................................................................................
           346,400   Sun Microsystems, Inc. (NON)                                                              1,555,336
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,628,964
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.5%)
.........................................................................................................................
            49,891   General Electric Co.                                                                      1,545,623
.........................................................................................................................
            49,800   ITT Industries, Inc.                                                                      3,695,658
.........................................................................................................................
           339,353   Tyco International, Ltd. (Bermuda)                                                        8,992,855
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,234,136
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.8%)
.........................................................................................................................
           151,855   Capital One Financial Corp.                                                               9,307,193
.........................................................................................................................
            26,000   Countrywide Credit Industries, Inc.                                                       1,972,100
.........................................................................................................................
           298,850   MBNA Corp.                                                                                7,426,423
.........................................................................................................................
           276,800   Providian Financial Corp. (NON)                                                           3,221,952
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,927,668
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.7%)
.........................................................................................................................
            36,200   Avon Products, Inc.                                                                       2,443,138
.........................................................................................................................
            58,500   Colgate-Palmolive Co.                                                                     2,927,925
.........................................................................................................................
            99,600   Procter & Gamble Co.                                                                      9,948,048
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,319,111
------------------------------------------------------------------------------------------------------------------------
Containers (0.1%)
.........................................................................................................................
             5,300   Sealed Air Corp. (NON)                                                                      286,942
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (1.4%)
.........................................................................................................................
           193,785   Edison International                                                                      4,249,705
.........................................................................................................................
            32,917   Entergy Corp.                                                                             1,880,548
.........................................................................................................................
            14,000   Exelon Corp.                                                                                929,040
.........................................................................................................................
            16,476   PG&E Corp. (NON)                                                                            457,539
.........................................................................................................................
            45,700   Sierra Pacific Resources (NON)                                                              335,438
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,852,270
------------------------------------------------------------------------------------------------------------------------
Electronics (4.3%)
.........................................................................................................................
           102,120   Agere Systems, Inc. Class A (NON)                                                           311,466
.........................................................................................................................
            31,100   American Power Conversion Corp.                                                             760,395
.........................................................................................................................
            90,200   Celestica, Inc. (Canada) (NON)                                                            1,359,314
.........................................................................................................................
            45,800   Integrated Circuit Systems, Inc. (NON)                                                    1,304,842
.........................................................................................................................
           438,500   Intel Corp.                                                                              14,119,700
.........................................................................................................................
            51,200   Linear Technology Corp.                                                                   2,153,984
.........................................................................................................................
            14,800   Maxim Integrated Products, Inc.                                                             737,040
.........................................................................................................................
            39,033   SanDisk Corp. (NON)                                                                       2,386,478
.........................................................................................................................
            58,000   Storage Technology Corp. (NON)                                                            1,493,500
.........................................................................................................................
             3,640   Xilinx, Inc. (NON)                                                                          141,014
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,767,733
------------------------------------------------------------------------------------------------------------------------
Energy (1.1%)
.........................................................................................................................
           163,943   GlobalSantaFe Corp. (Cayman Islands)                                                      4,070,705
.........................................................................................................................
            87,200   Halliburton Co.                                                                           2,267,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,337,905
------------------------------------------------------------------------------------------------------------------------
Financial (7.5%)
.........................................................................................................................
           365,677   Citigroup, Inc.                                                                          17,749,962
.........................................................................................................................
            21,700   Fannie Mae                                                                                1,628,802
.........................................................................................................................
           368,549   Freddie Mac                                                                              21,493,778
.........................................................................................................................
            56,500   SLM Corp.                                                                                 2,128,920
------------------------------------------------------------------------------------------------------------------------
                                                                                                              43,001,462
------------------------------------------------------------------------------------------------------------------------
Food (0.6%)
.........................................................................................................................
            96,100   Dean Foods Co. (NON)                                                                      3,158,807
.........................................................................................................................
             3,400   Kraft Foods, Inc. Class A                                                                   109,548
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,268,355
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (--%)
.........................................................................................................................
            10,900   Smurfit-Stone Container Corp. (NON)                                                         202,413
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.7%)
.........................................................................................................................
            88,100   Harrah's Entertainment, Inc.                                                              4,384,737
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.1%)
.........................................................................................................................
            65,422   Cardinal Health, Inc.                                                                     4,001,210
.........................................................................................................................
            44,800   CIGNA Corp.                                                                               2,576,000
.........................................................................................................................
            34,100   Express Scripts, Inc. Class A (NON)                                                       2,265,263
.........................................................................................................................
             4,900   Health Management Associates, Inc.                                                          117,600
.........................................................................................................................
             2,000   Manor Care, Inc.                                                                             69,140
.........................................................................................................................
             5,500   McKesson Corp.                                                                              176,880
.........................................................................................................................
           138,000   Tenet Healthcare Corp. (NON)                                                              2,214,900
.........................................................................................................................
            15,679   UnitedHealth Group, Inc.                                                                    912,204
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,333,197
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.1%)
.........................................................................................................................
            35,800   Lennar Corp.                                                                              3,436,800
.........................................................................................................................
             4,800   NVR, Inc. (NON)                                                                           2,236,800
.........................................................................................................................
             5,500   Pulte Homes, Inc.                                                                           514,910
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,188,510
------------------------------------------------------------------------------------------------------------------------
Insurance (6.0%)
.........................................................................................................................
           103,800   ACE, Ltd. (Bermuda)                                                                       4,299,396
.........................................................................................................................
           252,560   American International Group, Inc.                                                       16,739,677
.........................................................................................................................
            76,300   Everest Re Group, Ltd. (Barbados)                                                         6,454,980
.........................................................................................................................
            79,287   Radian Group, Inc.                                                                        3,865,241
.........................................................................................................................
            42,200   XL Capital, Ltd. Class A (Bermuda)                                                        3,272,610
------------------------------------------------------------------------------------------------------------------------
                                                                                                              34,631,904
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.6%)
.........................................................................................................................
           315,815   Charles Schwab Corp. (The)                                                                3,739,250
.........................................................................................................................
           179,500   JPMorgan Chase & Co.                                                                      6,593,035
.........................................................................................................................
            59,100   Lehman Brothers Holdings, Inc.                                                            4,563,702
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,895,987
------------------------------------------------------------------------------------------------------------------------
Leisure (0.8%)
.........................................................................................................................
            93,100   Harley-Davidson, Inc.                                                                     4,425,043
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.1%)
.........................................................................................................................
            11,400   Royal Caribbean Cruises, Ltd.                                                               396,606
------------------------------------------------------------------------------------------------------------------------
Manufacturing (0.7%)
.........................................................................................................................
            62,900   Dover Corp.                                                                               2,500,275
.........................................................................................................................
            16,200   Illinois Tool Works, Inc.                                                                 1,359,342
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,859,617
------------------------------------------------------------------------------------------------------------------------
Media (0.6%)
.........................................................................................................................
            33,772   Liberty Media Corp. Class A (NON)                                                           401,549
.........................................................................................................................
           170,100   Time Warner, Inc. (NON)                                                                   3,060,099
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,461,648
------------------------------------------------------------------------------------------------------------------------
Medical Technology (1.4%)
.........................................................................................................................
             6,300   Baxter International, Inc.                                                                  192,276
.........................................................................................................................
             3,600   Boston Scientific Corp. (NON)                                                               132,336
.........................................................................................................................
            18,000   Inamed Corp. (NON)                                                                          865,080
.........................................................................................................................
           135,900   Medtronic, Inc.                                                                           6,606,099
.........................................................................................................................
             2,100   St. Jude Medical, Inc. (NON)                                                                128,835
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,924,626
------------------------------------------------------------------------------------------------------------------------
Metals (0.5%)
.........................................................................................................................
           152,026   BHP Billiton PLC (United Kingdom)                                                         1,328,052
.........................................................................................................................
            77,083   BHP Billiton PLC ADR (United Kingdom)                                                     1,345,098
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,673,150
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.4%)
.........................................................................................................................
             5,700   Apache Corp.                                                                                462,270
.........................................................................................................................
             9,465   Burlington Resources, Inc.                                                                  524,172
.........................................................................................................................
            54,131   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                  2,738,811
.........................................................................................................................
            51,713   EnCana Corp. (Canada)                                                                     2,041,303
.........................................................................................................................
           440,609   Exxon Mobil Corp.                                                                        18,064,969
.........................................................................................................................
            12,600   Total SA Class B ADR (France)                                                             1,165,626
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,997,151
------------------------------------------------------------------------------------------------------------------------
Other (0.5%)
.........................................................................................................................
            27,606   S&P 500 Index Depositary Receipts
                     (SPDR Trust Series 1)                                                                     3,071,996
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (10.0%)
.........................................................................................................................
           118,393   Abbott Laboratories                                                                       5,517,114
.........................................................................................................................
            17,900   Allergan, Inc.                                                                            1,374,899
.........................................................................................................................
            22,910   AstraZeneca PLC (United Kingdom)                                                          1,099,100
.........................................................................................................................
           120,900   Forest Laboratories, Inc. (NON)                                                           7,471,620
.........................................................................................................................
           357,800   Johnson & Johnson                                                                        18,483,948
.........................................................................................................................
            16,500   Merck & Co., Inc.                                                                           762,300
.........................................................................................................................
           637,207   Pfizer, Inc.                                                                             22,512,523
.........................................................................................................................
             3,800   Teva Pharmaceutical Industries, Ltd.
                     ADR (Israel)                                                                                215,498
------------------------------------------------------------------------------------------------------------------------
                                                                                                              57,437,002
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.8%)
.........................................................................................................................
           313,800   Xerox Corp. (NON)                                                                         4,330,440
------------------------------------------------------------------------------------------------------------------------
Railroads (1.4%)
.........................................................................................................................
            46,400   Canadian National Railway Co.
                     (Toronto Exchange) (Canada)                                                               2,936,192
.........................................................................................................................
            72,600   Union Pacific Corp.                                                                       5,044,248
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,980,440
------------------------------------------------------------------------------------------------------------------------
Real Estate (0.3%)
.........................................................................................................................
            54,000   Apartment Investment & Management Co.
                     Class A (R)                                                                               1,863,000
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.8%)
.........................................................................................................................
            77,104   SBC Communications, Inc.                                                                  2,010,101
.........................................................................................................................
            80,702   Verizon Communications, Inc.                                                              2,831,026
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,841,127
------------------------------------------------------------------------------------------------------------------------
Restaurants (--%)
.........................................................................................................................
             3,400   McDonald's Corp.                                                                             84,422
------------------------------------------------------------------------------------------------------------------------
Retail (6.7%)
.........................................................................................................................
            72,343   AutoZone, Inc. (NON)                                                                      6,164,347
.........................................................................................................................
            71,600   Bed Bath & Beyond, Inc. (NON)                                                             3,103,860
.........................................................................................................................
            86,500   Costco Wholesale Corp. (NON)                                                              3,216,070
.........................................................................................................................
           108,300   Family Dollar Stores, Inc.                                                                3,885,804
.........................................................................................................................
             8,500   Home Depot, Inc. (The)                                                                      301,665
.........................................................................................................................
            49,945   Kohl's Corp. (NON)                                                                        2,244,528
.........................................................................................................................
            89,600   Lowe's Companies, Inc.                                                                    4,962,944
.........................................................................................................................
             2,600   Michaels Stores, Inc.                                                                       114,920
.........................................................................................................................
            99,300   Rent-A-Center, Inc. (NON)                                                                 2,967,084
.........................................................................................................................
            68,000   Ross Stores, Inc.                                                                         1,797,240
.........................................................................................................................
            13,100   Staples, Inc. (NON)                                                                         357,630
.........................................................................................................................
            91,700   TJX Cos., Inc. (The)                                                                      2,021,985
.........................................................................................................................
           133,418   Wal-Mart Stores, Inc.                                                                     7,077,825
------------------------------------------------------------------------------------------------------------------------
                                                                                                              38,215,902
------------------------------------------------------------------------------------------------------------------------
Software (6.5%)
.........................................................................................................................
           216,300   BMC Software, Inc. (NON)                                                                  4,033,995
.........................................................................................................................
           122,900   Computer Associates International, Inc.                                                   3,360,085
.........................................................................................................................
           878,100   Microsoft Corp. (SEG)                                                                    24,182,873
.........................................................................................................................
           134,400   Oracle Corp. (NON)                                                                        1,774,080
.........................................................................................................................
           120,100   Siebel Systems, Inc. (NON)                                                                1,665,786
.........................................................................................................................
            12,000   Symantec Corp. (NON)                                                                        415,800
.........................................................................................................................
            43,800   VERITAS Software Corp. (NON)                                                              1,627,607
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,060,226
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.4%)
.........................................................................................................................
            97,436   Accenture, Ltd. Class A (Bermuda) (NON)                                                   2,564,515
.........................................................................................................................
            82,500   Checkfree Corp. (NON)                                                                     2,281,125
.........................................................................................................................
            82,300   First Data Corp.                                                                          3,381,707
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,227,347
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.4%)
.........................................................................................................................
             3,200   CenturyTel, Inc.                                                                            104,384
.........................................................................................................................
           346,700   Level 3 Communications, Inc. (NON)                                                        1,976,190
.........................................................................................................................
             5,910   Nextel Communications, Inc. Class A (NON)                                                   165,835
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,246,409
------------------------------------------------------------------------------------------------------------------------
Textiles (--%)
.........................................................................................................................
             3,000   Nike, Inc.                                                                                  205,380
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.0%)
.........................................................................................................................
           103,900   Altria Group, Inc.                                                                        5,654,238
------------------------------------------------------------------------------------------------------------------------
Toys (0.3%)
.........................................................................................................................
           103,400   Mattel, Inc.                                                                              1,992,518
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $470,117,816)                                                                    $565,689,115
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $14,111,287   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                            $14,110,806
.........................................................................................................................
         6,082,085   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                     6,082,085
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $20,192,891)                                                                      $20,192,891
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $490,310,707)                                                                    $585,882,006
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
S&P 500 Index
(Long)                     $4,164,750   $4,021,051     3/18/04       $143,699
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Mid Cap Value Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (94.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (1.1%)
.........................................................................................................................
            16,232   Interpublic Group of Cos., Inc. (The) (NON)                                                $253,219
------------------------------------------------------------------------------------------------------------------------
Banking (7.5%)
.........................................................................................................................
             4,633   Comerica, Inc.                                                                              259,726
.........................................................................................................................
             5,630   Cullen/Frost Bankers, Inc.                                                                  228,409
.........................................................................................................................
             5,316   Marshall & Ilsley Corp.                                                                     203,337
.........................................................................................................................
             8,949   Mellon Financial Corp.                                                                      287,352
.........................................................................................................................
             6,238   Northern Trust Corp.                                                                        289,568
.........................................................................................................................
             8,498   Synovus Financial Corp.                                                                     245,762
.........................................................................................................................
             3,560   Zions Bancorp.                                                                              218,335
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,732,489
------------------------------------------------------------------------------------------------------------------------
Beverage (1.7%)
.........................................................................................................................
             2,708   Adolph Coors Co. Class B                                                                    151,919
.........................................................................................................................
            11,298   Coca-Cola Enterprises, Inc.                                                                 247,087
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 399,006
------------------------------------------------------------------------------------------------------------------------
Biotechnology (1.1%)
.........................................................................................................................
            12,915   Applera Corp.-Applied Biosystems Group                                                      267,470
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.9%)
.........................................................................................................................
             5,607   Martin Marietta Materials, Inc.                                                             263,361
.........................................................................................................................
             3,907   Vulcan Materials Co.                                                                        185,856
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 449,217
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.5%)
.........................................................................................................................
             2,560   Navistar International Corp. (NON)                                                          122,598
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.7%)
.........................................................................................................................
             4,209   Avery Dennison Corp.                                                                        235,788
.........................................................................................................................
             5,955   Great Lakes Chemical Corp.                                                                  161,916
.........................................................................................................................
             5,404   Rohm & Haas Co.                                                                             230,805
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 628,509
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (3.6%)
.........................................................................................................................
             7,777   Catalina Marketing Corp. (NON)                                                              156,784
.........................................................................................................................
             6,450   Robert Half International, Inc. (NON)                                                       150,543
.........................................................................................................................
            23,109   ServiceMaster Co. (The)                                                                     269,220
.........................................................................................................................
             6,357   Tech Data Corp. (NON)                                                                       252,309
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 828,856
------------------------------------------------------------------------------------------------------------------------
Computers (2.1%)
.........................................................................................................................
             2,708   Lexmark International, Inc. (NON)                                                           212,957
.........................................................................................................................
            16,360   Symbol Technologies, Inc.                                                                   276,320
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 489,277
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.1%)
.........................................................................................................................
             4,635   Textron, Inc.                                                                               264,473
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.0%)
.........................................................................................................................
             4,996   Clorox Co.                                                                                  242,606
.........................................................................................................................
             5,586   Estee Lauder Cos., Inc. (The) Class A                                                       219,306
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 461,912
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (5.3%)
.........................................................................................................................
             4,050   Ameren Corp.                                                                                186,300
.........................................................................................................................
             6,277   Consolidated Edison, Inc.                                                                   269,974
.........................................................................................................................
             3,762   FPL Group, Inc.                                                                             246,110
.........................................................................................................................
             5,584   Progress Energy, Inc.                                                                       252,732
.........................................................................................................................
            11,379   TXU Corp.                                                                                   269,910
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,225,026
------------------------------------------------------------------------------------------------------------------------
Electronics (4.2%)
.........................................................................................................................
            12,234   American Power Conversion Corp.                                                             299,121
.........................................................................................................................
             8,859   Jabil Circuit, Inc. (NON)                                                                   250,710
.........................................................................................................................
             9,030   Micron Technology, Inc. (NON)                                                               121,634
.........................................................................................................................
             8,957   Molex, Inc.                                                                                 312,512
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 983,977
------------------------------------------------------------------------------------------------------------------------
Energy (3.0%)
.........................................................................................................................
             6,870   National-Oilwell, Inc. (NON)                                                                153,613
.........................................................................................................................
             9,230   Tidewater, Inc.                                                                             275,792
.........................................................................................................................
            10,935   Transocean Sedco Forex, Inc. (NON)                                                          262,549
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 691,954
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (1.0%)
.........................................................................................................................
             5,862   Fluor Corp.                                                                                 232,370
------------------------------------------------------------------------------------------------------------------------
Financial (0.9%)
.........................................................................................................................
             3,780   MGIC Investment Corp.                                                                       215,233
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (1.2%)
.........................................................................................................................
            15,134   Smurfit-Stone Container Corp. (NON)                                                         281,038
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.7%)
.........................................................................................................................
             3,450   CIGNA Corp.                                                                                 198,375
.........................................................................................................................
             8,358   McKesson Corp.                                                                              268,793
.........................................................................................................................
            10,320   Tenet Healthcare Corp. (NON)                                                                165,636
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 632,804
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.9%)
.........................................................................................................................
             5,284   Ethan Allen Interiors, Inc.                                                                 221,294
------------------------------------------------------------------------------------------------------------------------
Insurance (6.4%)
.........................................................................................................................
             2,043   Chubb Corp. (The)                                                                           139,128
.........................................................................................................................
             4,848   Jefferson-Pilot Corp.                                                                       245,551
.........................................................................................................................
             3,620   Loews Corp.                                                                                 179,009
.........................................................................................................................
             3,048   MBIA, Inc.                                                                                  180,533
.........................................................................................................................
             4,173   Mercury General Corp.                                                                       194,253
.........................................................................................................................
             3,900   Torchmark Corp.                                                                             177,606
.........................................................................................................................
             8,940   UnumProvident Corp.                                                                         140,984
.........................................................................................................................
             3,043   XL Capital, Ltd. Class A (Bermuda)                                                          235,985
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,493,049
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.4%)
.........................................................................................................................
             1,905   Bear Stearns Co., Inc. (The)                                                                152,305
.........................................................................................................................
             3,866   T. Rowe Price Group, Inc.                                                                   183,287
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 335,592
------------------------------------------------------------------------------------------------------------------------
Leisure (1.0%)
.........................................................................................................................
            13,560   Callaway Golf Co.                                                                           228,486
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
.........................................................................................................................
             3,838   Marriott International, Inc. Class A                                                        177,316
------------------------------------------------------------------------------------------------------------------------
Machinery (1.4%)
.........................................................................................................................
             2,678   Ingersoll-Rand Co. Class A (Bermuda)                                                        181,783
.........................................................................................................................
             2,470   Parker-Hannifin Corp.                                                                       146,965
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 328,748
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.1%)
.........................................................................................................................
             6,327   Dover Corp.                                                                                 251,498
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.0%)
.........................................................................................................................
             5,153   Becton, Dickinson and Co.                                                                   211,994
.........................................................................................................................
             7,978   Waters Corp. (NON)                                                                          264,550
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 476,544
------------------------------------------------------------------------------------------------------------------------
Metals (1.3%)
.........................................................................................................................
             2,738   Nucor Corp.                                                                                 153,328
.........................................................................................................................
             1,820   Phelps Dodge Corp. (NON)                                                                    138,484
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 291,812
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (2.0%)
.........................................................................................................................
            18,680   El Paso Corp.                                                                               152,989
.........................................................................................................................
            13,928   NiSource, Inc.                                                                              305,580
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 458,569
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.7%)
.........................................................................................................................
             6,291   Herman Miller, Inc.                                                                         152,683
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.3%)
.........................................................................................................................
             4,754   EOG Resources, Inc.                                                                         219,492
.........................................................................................................................
             6,611   Marathon Oil Corp.                                                                          218,758
.........................................................................................................................
             6,160   Newfield Exploration Co. (NON)                                                              274,366
.........................................................................................................................
             8,000   Unocal Corp.                                                                                294,640
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,007,256
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.6%)
.........................................................................................................................
             5,420   Eastman Kodak Co.                                                                           139,131
------------------------------------------------------------------------------------------------------------------------
Publishing (2.8%)
.........................................................................................................................
             2,381   Knight-Ridder, Inc.                                                                         184,218
.........................................................................................................................
             3,201   McGraw-Hill Companies, Inc. (The)                                                           223,814
.........................................................................................................................
             8,113   R. R. Donnelley & Sons Co.                                                                  244,607
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 652,639
------------------------------------------------------------------------------------------------------------------------
Railroads (2.3%)
.........................................................................................................................
             8,737   Burlington Northern Santa Fe Corp.                                                          282,642
.........................................................................................................................
             6,790   CSX Corp.                                                                                   244,033
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 526,675
------------------------------------------------------------------------------------------------------------------------
Real Estate (3.4%)
.........................................................................................................................
             4,445   Boston Properties, Inc. (R)                                                                 214,205
.........................................................................................................................
             6,843   Equity Office Properties Trust (R)                                                          196,052
.........................................................................................................................
             6,727   Equity Residential Properties Trust (R)                                                     198,514
.........................................................................................................................
             6,117   Post Properties, Inc. (R)                                                                   170,787
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 779,558
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.5%)
.........................................................................................................................
             2,529   Outback Steakhouse, Inc.                                                                    111,807
------------------------------------------------------------------------------------------------------------------------
Retail (4.8%)
.........................................................................................................................
             8,668   Autonation, Inc. (NON)                                                                      159,231
.........................................................................................................................
             6,439   CVS Corp.                                                                                   232,577
.........................................................................................................................
             6,843   JC Penney Co., Inc. (Holding Co.)                                                           179,834
.........................................................................................................................
             6,004   May Department Stores Co.                                                                   174,536
.........................................................................................................................
            11,878   Payless Shoesource, Inc. (NON)                                                              159,165
.........................................................................................................................
             9,210   Safeway, Inc. (NON)                                                                         201,791
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,107,134
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.9%)
.........................................................................................................................
             6,732   Cognex Corp.                                                                                190,112
.........................................................................................................................
             9,538   Teradyne, Inc. (NON)                                                                        242,742
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 432,854
------------------------------------------------------------------------------------------------------------------------
Shipping (0.9%)
.........................................................................................................................
             5,940   CNF Transportation, Inc.                                                                    201,366
------------------------------------------------------------------------------------------------------------------------
Software (1.8%)
.........................................................................................................................
            14,577   Cadence Design Systems, Inc. (NON)                                                          262,094
.........................................................................................................................
             6,319   PeopleSoft, Inc. (NON)                                                                      144,073
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 406,167
------------------------------------------------------------------------------------------------------------------------
Technology Services (3.4%)
.........................................................................................................................
             5,573   Computer Sciences Corp. (NON)                                                               246,494
.........................................................................................................................
             7,670   Electronic Data Systems Corp.                                                               188,222
.........................................................................................................................
             5,143   Fiserv, Inc. (NON)                                                                          203,200
.........................................................................................................................
             9,180   Ingram Micro, Inc. Class A (NON)                                                            145,962
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 783,878
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.9%)
.........................................................................................................................
             6,311   CenturyTel, Inc.                                                                            205,865
------------------------------------------------------------------------------------------------------------------------
Telephone (1.2%)
.........................................................................................................................
             4,406   Telephone and Data Systems, Inc.                                                            275,595
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.8%)
.........................................................................................................................
             5,210   UST, Inc.                                                                                   185,945
------------------------------------------------------------------------------------------------------------------------
Toys (0.9%)
.........................................................................................................................
            10,883   Mattel, Inc.                                                                                209,715
------------------------------------------------------------------------------------------------------------------------
Waste Management (1.2%)
.........................................................................................................................
            10,779   Republic Services, Inc.                                                                     276,266
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $19,563,600)                                                                      $21,876,870
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES (0.5%) (a) (cost $101,601)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
          $102,000   Lucent Technologies, Inc. cv. debs.
                     Ser. B, 2 3/4s, 2025                                                                       $120,488
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.8%) (a) (cost $1,336,151)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,336,151   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    $1,336,151
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $21,001,352)                                                                      $23,333,509
------------------------------------------------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Money Market Fund
The fund's portfolio
December 31, 2003

COMMERCIAL PAPER (59.8%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
Domestic (34.0%)
.........................................................................................................................
        $7,569,000   Amstel Funding Corp. 1.06s                                                  3/30/04      $7,548,942
.........................................................................................................................
         6,000,000   Amstel Funding Corp. 1.115s                                                  2/5/04       5,993,310
.........................................................................................................................
         4,301,000   Amstel Funding Corp. 1.12s                                                  1/15/04       4,298,993
.........................................................................................................................
        10,000,000   Bank One Australia, Ltd. 1.10s                                              3/10/04       9,978,611
.........................................................................................................................
         6,000,000   Bank One Australia, Ltd. 1.11s                                              2/12/04       5,992,045
.........................................................................................................................
         6,000,000   Barton Capital Corp. 1.10s                                                  1/21/04       5,996,150
.........................................................................................................................
         4,070,000   Barton Capital Corp. 1.10s                                                  1/13/04       4,068,383
.........................................................................................................................
         5,000,000   Barton Capital Corp. 1.10s                                                   1/5/04       4,999,236
.........................................................................................................................
         7,000,000   CIT Group, Inc. 1.10s                                                       1/27/04       6,994,225
.........................................................................................................................
         8,000,000   Citibank Credit Card
                     Issuance Trust 1.10s                                                         2/4/04       7,991,444
.........................................................................................................................
         5,000,000   Citibank Credit Card
                     Issuance Trust 1.11s                                                        1/20/04       4,996,917
.........................................................................................................................
         4,000,000   Citibank Credit Card
                     Issuance Trust 1.11s                                                        1/16/04       3,998,027
.........................................................................................................................
         4,520,000   CRC Funding, LLC 1.09s                                                      1/26/04       4,516,409
.........................................................................................................................
         5,500,000   CRC Funding, LLC 1.10s                                                      2/10/04       5,493,110
.........................................................................................................................
         5,000,000   CRC Funding, LLC 1.10s                                                      1/14/04       4,997,861
.........................................................................................................................
         8,000,000   CXC, LLC 1.10s                                                              2/11/04       7,989,733
.........................................................................................................................
         6,000,000   Eureka Securitization, Inc. 1.10s                                           2/10/04       5,992,483
.........................................................................................................................
         2,500,000   Eureka Securitization, Inc. 1.10s                                           1/15/04       2,498,854
.........................................................................................................................
         6,000,000   Eureka Securitization, Inc. 1.10s                                            1/7/04       5,998,717
.........................................................................................................................
         5,000,000   GE Capital International
                     Funding 1.10s                                                               2/27/04       4,991,139
.........................................................................................................................
         5,000,000   GE Capital International
                     Funding 1.10s                                                               2/20/04       4,992,208
.........................................................................................................................
        11,000,000   GE Capital International
                     Funding 1.10s                                                               1/29/04      10,990,253
.........................................................................................................................
         4,500,000   Goldman Sachs
                     Group, Inc. 1.12s                                                           3/30/04       4,487,400
.........................................................................................................................
         5,000,000   Park Granada, LLC 1.11s                                                     3/18/04       4,987,975
.........................................................................................................................
         4,000,000   Park Granada, LLC 1.12s                                                     2/11/04       3,994,773
.........................................................................................................................
         4,000,000   Park Granada, LLC 1.12s                                                     1/13/04       3,998,382
.........................................................................................................................
         5,179,000   Park Granada, LLC 1.12s                                                      1/9/04       5,177,550
.........................................................................................................................
         6,000,000   Park Granada, LLC 1.12s                                                      1/6/04       5,998,880
.........................................................................................................................
         6,414,000   Receivables Capital
                     Corp. 1.10s                                                                  1/8/04       6,412,432
.........................................................................................................................
         8,000,000   Sheffield Receivables
                     Corp. 1.10s                                                                  1/7/04       7,998,289
.........................................................................................................................
        10,000,000   Sheffield Receivables
                     Corp. 1.104s                                                                2/25/04      10,000,000
.........................................................................................................................
         2,865,000   Thunder Bay Funding, Inc. 1.10s                                              2/2/04       2,862,111
.........................................................................................................................
         5,067,000   Thunder Bay Funding, Inc. 1.10s                                             1/20/04       5,063,904
.........................................................................................................................
         2,363,000   Thunder Bay Funding, Inc. 1.13s                                              1/5/04       2,362,629
.........................................................................................................................
         2,137,000   Yorktown Capital, LLC 1.13s                                                 1/23/04       2,135,457
------------------------------------------------------------------------------------------------------------------------
                                                                                                             196,796,832
------------------------------------------------------------------------------------------------------------------------
Foreign (25.8%)
.........................................................................................................................
         5,155,000   Atlantis One Funding Corp.
                     1.12s (Netherlands)                                                         3/25/04       5,141,368
.........................................................................................................................
         9,000,000   Atlantis One Funding Corp.
                     1.17s (Netherlands)                                                         5/26/04       8,957,003
.........................................................................................................................
         9,500,000   Banco Continental de
                     Panama SA (Credit Lyonnais
                     Letter of Credit (LOC))
                     1.13s (France)                                                              5/20/04       9,457,955
.........................................................................................................................
         5,500,000   Banco Continental de
                     Panama SA (Credit Lyonnais
                     (LOC)) 1.14s (France)                                                        6/3/04       5,473,004
.........................................................................................................................
        10,000,000   COFCO Capital Corp.
                     (Rabobank Nederland
                     (LOC)) 1.13s (Netherlands)                                                  2/10/04       9,987,131
.........................................................................................................................
         3,300,000   Danske Bank A/S
                     1.12s (Denmark)                                                             1/14/04       3,298,563
.........................................................................................................................
         2,600,000   Danske Corp. 1.11s (Denmark)                                                2/17/04       2,596,152
.........................................................................................................................
         7,000,000   Den Norske Bank
                     1.11s (Norway)                                                              1/22/04       6,995,252
.........................................................................................................................
         3,780,000   HBOS Treasury Services
                     PLC 1.07s (United Kingdom)                                                  3/18/04       3,771,237
.........................................................................................................................
         3,400,000   HBOS Treasury Services
                     PLC 1.10s (United Kingdom)                                                   4/7/04       3,389,819
.........................................................................................................................
         2,200,000   HBOS Treasury Services
                     PLC 1.10s (United Kingdom)                                                  2/24/04       2,196,303
.........................................................................................................................
         5,000,000   HBOS Treasury Services
                     PLC 1.11s (United Kingdom)                                                  3/15/04       4,988,438
.........................................................................................................................
         4,800,000   ING America Insurance
                     Holdings 1.12s (Netherlands)                                                 3/5/04       4,790,293
.........................................................................................................................
         3,000,000   Lloyds TSB Bank PLC 1.10s
                     (United Kingdom)                                                             3/9/04       2,993,675
.........................................................................................................................
         3,000,000   Lloyds TSB Bank PLC 1.11s
                     (United Kingdom)                                                            2/26/04       2,994,728
.........................................................................................................................
         2,300,000   Rabobank USA Financial
                     Corp. 1.12s (Netherlands)                                                   1/20/04       2,298,569
.........................................................................................................................
         3,000,000   Royal Bank of Scotland
                     PLC 1.12s (United Kingdom)                                                   2/3/04       2,996,827
.........................................................................................................................
         2,500,000   Shell Finance (UK) PLC
                     1.09s (United Kingdom)                                                       3/8/04       2,494,853
.........................................................................................................................
         2,000,000   Spintab AB 1.09s (Sweden)                                                    2/9/04       1,997,578
.........................................................................................................................
         8,000,000   Spintab AB 1.10s (Sweden)                                                   3/16/04       7,981,422
.........................................................................................................................
         3,800,000   Spintab AB 1.11s (Sweden)                                                   4/13/04       3,787,815
.........................................................................................................................
         8,000,000   Stadshypotek Delaware, Inc.
                     1.12s (Sweden)                                                               2/6/04       7,990,791
.........................................................................................................................
        13,000,000   Stadshypotek Delaware, Inc.
                     1.13s (Sweden)                                                               3/8/04      12,972,252
.........................................................................................................................
         9,710,000   Westdeutsche Landesbank
                     Girozentrale AG 1.12s
                     (Germany)                                                                    3/3/04       9,690,968
.........................................................................................................................
         7,000,000   Westdeutsche Landesbank
                     Girozentrale AG 1.13s
                     (Germany)                                                                   3/17/04       6,983,081
.........................................................................................................................
         7,150,000   Westpac Trust Securities NZ, Ltd.
                     1.11s (Australia)                                                           3/11/04       7,134,379
.........................................................................................................................
         6,100,000   Westpac Trust Securities NZ, Ltd.
                     1.11s (Australia)                                                           1/28/04       6,094,710
------------------------------------------------------------------------------------------------------------------------
                                                                                                             149,454,166
------------------------------------------------------------------------------------------------------------------------
                     Total Commercial Paper
                     (cost $346,250,998)                                                                    $346,250,998
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
       $12,000,000   Federal Home Loan
                     Mortgage Corp.
                     disc. notes zero %                                                          6/30/04     $11,924,167
.........................................................................................................................
         5,000,000   Federal Home Loan
                     Mortgage Corp.
                     notes 1.25s                                                                 8/27/04       5,000,000
.........................................................................................................................
         5,000,000   Federal Home Loan
                     Mortgage Corp.
                     notes Ser. MTN, 1.40s                                                       11/3/04       5,000,000
.........................................................................................................................
         4,000,000   Federal Home Loan
                     Mortgage Corp.
                     notes Ser. MTN, 1.45s                                                      11/16/04       4,000,000
.........................................................................................................................
         5,000,000   Federal Home Loan
                     Mortgage Corp.
                     notes Ser. MTN3, 1.52s                                                     12/24/04       5,000,000
.........................................................................................................................
         5,000,000   Federal National
                     Mortgage Association
                     FRN 1.324s                                                                 12/13/04       4,998,735
.........................................................................................................................
         5,000,000   Federal National Mortgage
                     Association notes 1.50s                                                    12/21/04       5,000,000
.........................................................................................................................
         4,500,000   Federal National Mortgage
                     Association notes 1.50s                                                    11/16/04       4,500,000
.........................................................................................................................
         5,000,000   Federal National Mortgage
                     Association notes 1.35s                                                    10/22/04       5,000,000
.........................................................................................................................
         5,000,000   Federal National Mortgage
                     Association notes 1.36s                                                     9/10/04       5,000,000
.........................................................................................................................
         6,000,000   Federal National Mortgage
                     Association notes 1.55s                                                     10/1/04       6,000,000
.........................................................................................................................
         4,000,000   Federal National Mortgage
                     Association notes 1.62s                                                     12/8/04       4,000,000
------------------------------------------------------------------------------------------------------------------------
                     Total U.S. Government and Agency
                     Obligations (cost $65,422,902)                                                          $65,422,902
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (10.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $4,000,000   Asset Securitization
                     Corp. 1.153s                                                                4/26/04      $4,000,000
.........................................................................................................................
         7,000,000   Citigroup Global Markets
                     Holdings, Inc. 1.10s                                                        3/25/04       7,000,000
.........................................................................................................................
         5,000,000   Citigroup Global Markets
                     Holdings, Inc. FRN Ser. K, 1.157s                                           6/17/04       5,003,638
.........................................................................................................................
         5,000,000   HSBC USA, Inc. sr. notes
                     FRN 1.32s                                                                   9/24/04       5,006,411
.........................................................................................................................
         6,000,000   ING Verzekeringen NV FRN
                     Ser. EMTN, 1.15s (Netherlands)                                              4/15/04       6,000,000
.........................................................................................................................
         5,000,000   Merrill Lynch & Co., Inc.
                     FRN Ser. B, 1.42s                                                           6/11/04       5,006,378
.........................................................................................................................
         5,000,000   Merrill Lynch & Co., Inc.
                     FRN Ser. B, 1.47s                                                           5/21/04       5,006,562
.........................................................................................................................
        15,000,000   Nordbanken AB FRN
                     Ser. EMTN, 1.20s (Sweden)                                                   2/19/04      15,001,318
.........................................................................................................................
         6,500,000   Societe Generale N.Y. deposit
                     notes FRN Ser. YCD1, 1.105s                                                12/10/04       6,497,835
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $58,522,142)                                                                      $58,522,142
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (9.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $5,000,000   Barclays Bank PLC 1.37s
                     (United Kingdom)                                                             8/5/04      $5,000,000
.........................................................................................................................
         6,000,000   Barclays Bank PLC 1.10s
                     (United Kingdom)                                                            1/20/04       6,000,000
.........................................................................................................................
         8,500,000   Canadian Imperial Bank of
                     Commerce 1.07s (Canada)                                                      6/7/04       8,498,294
.........................................................................................................................
         8,500,000   Credit Agricole Indosuez,
                     N.Y. 1.07s (France)                                                          6/7/04       8,498,294
.........................................................................................................................
         5,000,000   HBOS Treasury Services
                     PLC 1.10s (United Kingdom)                                                  1/20/04       5,000,000
.........................................................................................................................
         4,500,000   HBOS Treasury Services
                     PLC 1.13s (United Kingdom)                                                  2/27/04       4,500,000
.........................................................................................................................
         4,500,000   Societe Generale 1.40s (France)                                              8/5/04       4,500,000
.........................................................................................................................
         7,500,000   State Street Bank &
                     Trust Co. 1.24s                                                             8/18/04       7,500,000
.........................................................................................................................
         8,000,000   WestLB AG 1.14s (Germany)                                                   2/17/04       8,000,000
------------------------------------------------------------------------------------------------------------------------
                     Total Certificates of Deposit
                     (cost $57,496,588)                                                                      $57,496,588
------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES (3.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $5,000,000   Goldman Sachs Group, Inc.
                     (The) 1.23s (acquired
                     10/30/03, cost $5,000,000) (RES)                                            4/29/04      $5,000,000
.........................................................................................................................
        10,000,000   Goldman Sachs Group, Inc.
                     (The) 1.216s (acquired
                     12/16/03, cost $10,000,000) (RES)                                           6/17/04      10,000,000
.........................................................................................................................
         5,600,000   Goldman Sachs Group, Inc.
                     (The) 1.17s (acquired
                     9/30/03, cost $5,600,000) (RES)                                             1/30/04       5,600,000
------------------------------------------------------------------------------------------------------------------------
                     Total Promissory Notes
                     (cost $20,600,000)                                                                      $20,600,000
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.7%) (a) (cost $4,000,000)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                           Maturity Date           Value
.........................................................................................................................
        $4,000,000   TIAA Real Estate CDO, Ltd.
                     144A FRN Ser. 03-1A,
                     Class A1MM, 1.13s
                     (Cayman Islands)                                                            3/26/04      $4,000,000
------------------------------------------------------------------------------------------------------------------------
COMMINGLED CASH (4.8%) (a) (cost $27,850,000)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $27,850,000   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                   $27,850,000
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $580,142,630)                                                                    $580,142,630
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2003: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Australia                                                                 2.3%
...............................................................................
Canada                                                                    1.4
...............................................................................
Cayman Islands                                                            0.7
...............................................................................
Denmark                                                                   1.0
...............................................................................
France                                                                    4.8
...............................................................................
Germany                                                                   4.3
...............................................................................
Netherlands                                                               6.4
...............................................................................
Norway                                                                    1.2
...............................................................................
Sweden                                                                    8.6
...............................................................................
United Kingdom                                                            8.0
...............................................................................
United States                                                            61.3
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT New Opportunities Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.6%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.5%)
.........................................................................................................................
           184,700   Lamar Advertising Co. (NON)                                                              $6,893,003
.........................................................................................................................
            26,400   Omnicom Group, Inc.                                                                       2,305,512
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,198,515
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.7%)
.........................................................................................................................
           106,000   Alliant Techsystems, Inc. (NON)                                                           6,122,560
.........................................................................................................................
            79,000   United Technologies Corp.                                                                 7,486,830
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,609,390
------------------------------------------------------------------------------------------------------------------------
Airlines (1.3%)
.........................................................................................................................
           120,600   Continental Airlines, Inc. Class B (NON)                                                  1,962,162
.........................................................................................................................
           171,300   JetBlue Airways Corp. (NON)                                                               4,542,876
.........................................................................................................................
           252,127   Ryanair Holdings PLC ADR (Ireland) (NON)                                                 12,767,711
.........................................................................................................................
           374,800   Southwest Airlines Co.                                                                    6,049,272
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,322,021
------------------------------------------------------------------------------------------------------------------------
Automotive (0.5%)
.........................................................................................................................
           104,200   Gentex Corp.                                                                              4,601,472
.........................................................................................................................
            31,500   Johnson Controls, Inc.                                                                    3,657,780
.........................................................................................................................
            29,800   Lear Corp.                                                                                1,827,634
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,086,886
------------------------------------------------------------------------------------------------------------------------
Banking (3.4%)
.........................................................................................................................
           211,600   Charter One Financial, Inc.                                                               7,310,780
.........................................................................................................................
            99,350   Greenpoint Financial Corp.                                                                3,509,042
.........................................................................................................................
            74,800   Investors Financial Services Corp.                                                        2,873,068
.........................................................................................................................
            68,944   M&T Bank Corp.                                                                            6,777,195
.........................................................................................................................
           112,100   National Commerce Financial Corp.                                                         3,058,088
.........................................................................................................................
           165,800   New York Community Bancorp, Inc.                                                          6,308,690
.........................................................................................................................
           213,900   North Fork Bancorp., Inc.                                                                 8,656,533
.........................................................................................................................
           134,700   South Trust Corp.                                                                         4,408,731
.........................................................................................................................
           102,200   State Street Corp.                                                                        5,322,576
.........................................................................................................................
           282,200   TCF Financial Corp.                                                                      14,490,970
.........................................................................................................................
            36,100   Wells Fargo & Co.                                                                         2,125,929
.........................................................................................................................
            46,300   Zions Bancorp.                                                                            2,839,579
------------------------------------------------------------------------------------------------------------------------
                                                                                                              67,681,181
------------------------------------------------------------------------------------------------------------------------
Beverage (0.6%)
.........................................................................................................................
            86,600   Coca-Cola Enterprises, Inc.                                                               1,893,942
.........................................................................................................................
           201,000   PepsiCo, Inc.                                                                             9,370,620
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,264,562
------------------------------------------------------------------------------------------------------------------------
Biotechnology (4.3%)
.........................................................................................................................
           175,800   Amgen, Inc. (NON)                                                                        10,864,440
.........................................................................................................................
           349,312   Amylin Pharmaceuticals, Inc. (NON)                                                        7,761,713
.........................................................................................................................
           120,700   Biogen Idec, Inc. (NON)                                                                   4,439,346
.........................................................................................................................
           274,400   Celgene Corp. (NON)                                                                      12,353,488
.........................................................................................................................
            30,900   Chiron Corp. (NON)                                                                        1,760,991
.........................................................................................................................
            21,300   Genentech, Inc. (NON)                                                                     1,993,041
.........................................................................................................................
           316,700   Genzyme Corp. (NON)                                                                      15,625,978
.........................................................................................................................
           263,000   Gilead Sciences, Inc. (NON)                                                              15,290,820
.........................................................................................................................
            55,600   IDEXX Laboratories, Inc. (NON)                                                            2,573,168
.........................................................................................................................
            51,300   Invitrogen Corp. (NON)                                                                    3,591,000
.........................................................................................................................
           137,800   Medicines Co. (NON)                                                                       4,059,588
.........................................................................................................................
            69,875   Neurocrine Biosciences, Inc. (NON)                                                        3,810,983
.........................................................................................................................
            90,200   OSI Pharmaceuticals, Inc. (NON)                                                           2,905,342
------------------------------------------------------------------------------------------------------------------------
                                                                                                              87,029,898
------------------------------------------------------------------------------------------------------------------------
Broadcasting (2.1%)
.........................................................................................................................
            50,900   Citadel Broadcasting Corp. (NON)                                                          1,138,633
.........................................................................................................................
            99,800   Cumulus Media, Inc. Class A (NON)                                                         2,195,600
.........................................................................................................................
           264,900   Entercom Communications Corp. (NON)                                                      14,029,104
.........................................................................................................................
           241,200   Radio One, Inc. Class D (NON)                                                             4,655,160
.........................................................................................................................
            99,700   Univision Communications, Inc. Class A (NON)                                              3,957,093
.........................................................................................................................
           447,700   Westwood One, Inc. (NON)                                                                 15,315,817
------------------------------------------------------------------------------------------------------------------------
                                                                                                              41,291,407
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.1%)
.........................................................................................................................
            57,600   Echostar Communications Corp.
                     Class A (NON)                                                                             1,958,400
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.1%)
.........................................................................................................................
            25,000   Eaton Corp.                                                                               2,699,500
------------------------------------------------------------------------------------------------------------------------
Chemicals (0.6%)
.........................................................................................................................
            99,100   3M Co.                                                                                    8,426,473
.........................................................................................................................
            71,300   Praxair, Inc.                                                                             2,723,660
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,150,133
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.7%)
.........................................................................................................................
           313,600   CDW Corp.                                                                                18,113,536
.........................................................................................................................
           172,400   Choicepoint, Inc. (NON)                                                                   6,566,716
.........................................................................................................................
           230,793   Cintas Corp.                                                                             11,569,653
.........................................................................................................................
           157,400   Ecolab, Inc.                                                                              4,308,038
.........................................................................................................................
           212,100   Paychex, Inc.                                                                             7,890,120
.........................................................................................................................
           203,539   Robert Half International, Inc. (NON)                                                     4,750,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              53,198,663
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.1%)
.........................................................................................................................
           377,500   CIENA Corp. (NON)                                                                         2,506,600
.........................................................................................................................
           850,800   Cisco Systems, Inc. (NON)                                                                20,665,932
.........................................................................................................................
           281,100   Comverse Technology, Inc. (NON)                                                           4,944,549
.........................................................................................................................
         1,170,000   Corning, Inc. (NON)                                                                      12,203,100
.........................................................................................................................
           680,800   Juniper Networks, Inc. (NON)                                                             12,717,344
.........................................................................................................................
           135,100   QUALCOMM, Inc.                                                                            7,285,943
.........................................................................................................................
           293,200   Sonus Networks, Inc. (NON)                                                                2,216,592
------------------------------------------------------------------------------------------------------------------------
                                                                                                              62,540,060
------------------------------------------------------------------------------------------------------------------------
Computers (2.7%)
.........................................................................................................................
           349,100   Dell, Inc. (NON)                                                                         11,855,436
.........................................................................................................................
           172,800   Emulex Corp. (NON)                                                                        4,610,304
.........................................................................................................................
           367,300   Hewlett-Packard Co.                                                                       8,436,881
.........................................................................................................................
            36,300   IBM Corp.                                                                                 3,364,284
.........................................................................................................................
           137,300   Lexmark International, Inc. (NON)                                                        10,797,272
.........................................................................................................................
           227,200   Maxtor Corp. (NON)                                                                        2,521,920
.........................................................................................................................
           407,400   Network Appliance, Inc. (NON)                                                             8,363,922
.........................................................................................................................
           229,000   Symbol Technologies, Inc.                                                                 3,867,810
------------------------------------------------------------------------------------------------------------------------
                                                                                                              53,817,829
------------------------------------------------------------------------------------------------------------------------
Conglomerates (1.3%)
.........................................................................................................................
           857,000   General Electric Co.                                                                     26,549,860
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.2%)
.........................................................................................................................
           144,100   AmeriCredit Corp. (NON)                                                                   2,295,513
.........................................................................................................................
           148,900   Capital One Financial Corp.                                                               9,126,081
.........................................................................................................................
           395,800   MBNA Corp.                                                                                9,835,630
.........................................................................................................................
           168,100   Providian Financial Corp. (NON)                                                           1,956,684
------------------------------------------------------------------------------------------------------------------------
                                                                                                              23,213,908
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.9%)
.........................................................................................................................
            38,000   Alberto-Culver Co. Class B                                                                2,397,040
.........................................................................................................................
            32,700   Avon Products, Inc.                                                                       2,206,923
.........................................................................................................................
            63,000   Clorox Co.                                                                                3,059,280
.........................................................................................................................
            91,200   Procter & Gamble Co.                                                                      9,109,056
.........................................................................................................................
            43,900   Weight Watchers International, Inc. (NON)                                                 1,684,443
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,456,742
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
.........................................................................................................................
           108,300   Alliance Data Systems Corp. (NON)                                                         2,997,744
------------------------------------------------------------------------------------------------------------------------
Distribution (0.3%)
.........................................................................................................................
           173,700   Performance Food Group Co. (NON)                                                          6,282,729
------------------------------------------------------------------------------------------------------------------------
Electronics (10.4%)
.........................................................................................................................
         3,135,834   Agere Systems, Inc. Class A (NON)                                                         9,564,294
.........................................................................................................................
           233,600   Altera Corp. (NON)                                                                        5,302,720
.........................................................................................................................
           117,700   Analog Devices, Inc.                                                                      5,373,005
.........................................................................................................................
           193,100   Broadcom Corp. Class A (NON)                                                              6,582,779
.........................................................................................................................
            90,400   Celestica, Inc. (Canada) (NON)                                                            1,362,328
.........................................................................................................................
           228,400   Fairchild Semiconductor Corp. Class A (NON)                                               5,703,148
.........................................................................................................................
           156,200   Integrated Circuit Systems, Inc. (NON)                                                    4,450,138
.........................................................................................................................
           456,000   Integrated Device Technology, Inc. (NON)                                                  7,829,520
.........................................................................................................................
           975,900   Intel Corp.                                                                              31,423,980
.........................................................................................................................
           457,400   Intersil Corp. Class A                                                                   11,366,390
.........................................................................................................................
           536,300   Jabil Circuit, Inc. (NON)                                                                15,177,290
.........................................................................................................................
           206,200   Linear Technology Corp.                                                                   8,674,834
.........................................................................................................................
           622,214   Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                          23,600,577
.........................................................................................................................
           161,575   Maxim Integrated Products, Inc.                                                           8,046,435
.........................................................................................................................
            61,450   Microchip Technology, Inc.                                                                2,049,972
.........................................................................................................................
           374,800   PMC - Sierra, Inc. (NON)                                                                  7,552,220
.........................................................................................................................
           556,500   QLogic Corp. (NON)                                                                       28,715,400
.........................................................................................................................
            82,400   SanDisk Corp. (NON)                                                                       5,037,936
.........................................................................................................................
            84,400   Silicon Laboratories, Inc. (NON)                                                          3,647,768
.........................................................................................................................
         1,067,900   Skyworks Solutions, Inc. (NON)                                                            9,290,730
.........................................................................................................................
           221,900   Texas Instruments, Inc.                                                                   6,519,422
.........................................................................................................................
           332,600   Vitesse Semiconductor Corp. (NON)                                                         1,952,362
------------------------------------------------------------------------------------------------------------------------
                                                                                                             209,223,248
------------------------------------------------------------------------------------------------------------------------
Energy (2.0%)
.........................................................................................................................
           102,400   BJ Services Co. (NON)                                                                     3,676,160
.........................................................................................................................
           133,000   ENSCO International, Inc.                                                                 3,613,610
.........................................................................................................................
           255,000   GlobalSantaFe Corp. (Cayman Islands)                                                      6,331,650
.........................................................................................................................
           232,500   Halliburton Co.                                                                           6,045,000
.........................................................................................................................
           202,900   Nabors Industries, Ltd. (Bermuda) (NON)                                                   8,420,350
.........................................................................................................................
           215,400   Patterson-UTI Energy, Inc. (NON)                                                          7,090,968
.........................................................................................................................
           101,100   Smith International, Inc. (NON)                                                           4,197,672
------------------------------------------------------------------------------------------------------------------------
                                                                                                              39,375,410
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.1%)
.........................................................................................................................
            51,900   Jacobs Engineering Group, Inc. (NON)                                                      2,491,719
------------------------------------------------------------------------------------------------------------------------
Financial (0.9%)
.........................................................................................................................
           103,700   Citigroup, Inc.                                                                           5,033,598
.........................................................................................................................
           111,900   Fannie Mae                                                                                8,399,214
.........................................................................................................................
            46,300   Freddie Mac                                                                               2,700,216
.........................................................................................................................
            54,600   SLM Corp.                                                                                 2,057,328
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,190,356
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.9%)
.........................................................................................................................
           289,600   Harrah's Entertainment, Inc.                                                             14,413,392
.........................................................................................................................
           601,600   International Game Technology                                                            21,477,120
.........................................................................................................................
            58,100   MGM Mirage, Inc. (NON)                                                                    2,185,141
------------------------------------------------------------------------------------------------------------------------
                                                                                                              38,075,653
------------------------------------------------------------------------------------------------------------------------
Health Care Services (7.1%)
.........................................................................................................................
           115,700   AdvancePCS (NON)                                                                          6,092,762
.........................................................................................................................
            51,600   AmerisourceBergen Corp.                                                                   2,897,340
.........................................................................................................................
            64,000   Anthem, Inc. (NON)                                                                        4,800,000
.........................................................................................................................
            86,300   Cardinal Health, Inc.                                                                     5,278,108
.........................................................................................................................
           806,913   Caremark Rx, Inc. (NON)                                                                  20,439,106
.........................................................................................................................
           458,200   Community Health Systems, Inc. (NON)                                                     12,178,956
.........................................................................................................................
            90,900   Express Scripts, Inc. Class A (NON)                                                       6,038,487
.........................................................................................................................
           229,700   Fisher Scientific International, Inc. (NON)                                               9,502,689
.........................................................................................................................
           644,300   Health Management Associates, Inc.                                                       15,463,200
.........................................................................................................................
           128,700   Health Net, Inc. (NON)                                                                    4,208,490
.........................................................................................................................
           152,800   Henry Schein, Inc. (NON)                                                                 10,326,224
.........................................................................................................................
           127,900   Laboratory Corp. of America Holdings (NON)                                                4,725,905
.........................................................................................................................
           302,400   Manor Care, Inc.                                                                         10,453,968
.........................................................................................................................
            87,900   Quest Diagnostics, Inc.                                                                   6,426,369
.........................................................................................................................
           152,600   UnitedHealth Group, Inc.                                                                  8,878,268
.........................................................................................................................
           169,800   Universal Health Services, Inc. Class B                                                   9,121,656
.........................................................................................................................
           142,800   WellChoice, Inc. (NON)                                                                    4,926,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                             141,758,128
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.1%)
.........................................................................................................................
            14,900   Lennar Corp.                                                                              1,430,400
------------------------------------------------------------------------------------------------------------------------
Insurance (1.2%)
.........................................................................................................................
            55,900   ACE, Ltd. (Bermuda)                                                                       2,315,378
.........................................................................................................................
            44,000   AMBAC Financial Group, Inc.                                                               3,053,160
.........................................................................................................................
            51,000   American International Group, Inc.                                                        3,380,280
.........................................................................................................................
            47,900   Brown & Brown, Inc.                                                                       1,562,019
.........................................................................................................................
           116,300   Everest Re Group, Ltd. (Barbados)                                                         9,838,980
.........................................................................................................................
           134,400   Willis Group Holdings, Ltd. (Bermuda)                                                     4,579,008
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,728,825
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.5%)
.........................................................................................................................
           583,700   Ameritrade Holding Corp. Class A (NON)                                                    8,212,659
.........................................................................................................................
            36,500   Bear Stearns Co., Inc. (The)                                                              2,918,175
.........................................................................................................................
            74,500   Federated Investors, Inc.                                                                 2,187,320
.........................................................................................................................
            29,400   Legg Mason, Inc.                                                                          2,269,092
.........................................................................................................................
            43,800   Merrill Lynch & Co., Inc.                                                                 2,568,870
.........................................................................................................................
            89,300   Morgan Stanley Dean Witter & Co.                                                          5,167,791
.........................................................................................................................
           130,658   T. Rowe Price Group, Inc.                                                                 6,194,496
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,518,403
------------------------------------------------------------------------------------------------------------------------
Leisure (0.1%)
.........................................................................................................................
            51,400   Harley-Davidson, Inc.                                                                     2,443,042
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
.........................................................................................................................
           501,000   Hilton Hotels Corp.                                                                       8,582,130
.........................................................................................................................
           151,400   Marriott International, Inc. Class A                                                      6,994,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,576,810
------------------------------------------------------------------------------------------------------------------------
Machinery (0.1%)
.........................................................................................................................
            34,900   Ingersoll-Rand Co. Class A (Bermuda)                                                      2,369,012
------------------------------------------------------------------------------------------------------------------------
Media (0.5%)
.........................................................................................................................
           121,100   InterActiveCorp. (NON)                                                                    4,108,923
.........................................................................................................................
           382,500   Time Warner, Inc. (NON)                                                                   6,881,175
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,990,098
------------------------------------------------------------------------------------------------------------------------
Medical Technology (4.7%)
.........................................................................................................................
           287,550   Apogent Technologies, Inc. (NON)                                                          6,625,152
.........................................................................................................................
           271,300   Biomet, Inc.                                                                              9,878,033
.........................................................................................................................
            70,200   Charles River Laboratories
                     International, Inc. (NON)                                                                 2,409,966
.........................................................................................................................
           120,500   Cytyc Corp. (NON)                                                                         1,658,080
.........................................................................................................................
           124,000   Guidant Corp.                                                                             7,464,800
.........................................................................................................................
           120,600   Medtronic, Inc.                                                                           5,862,366
.........................................................................................................................
           328,800   St. Jude Medical, Inc. (NON)                                                             20,171,880
.........................................................................................................................
            68,600   Stryker Corp.                                                                             5,831,686
.........................................................................................................................
           158,400   Varian Medical Systems, Inc. (NON)                                                       10,945,440
.........................................................................................................................
           321,500   Zimmer Holdings, Inc. (NON)                                                              22,633,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              93,481,003
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
           172,400   Kinder Morgan, Inc.                                                                      10,188,840
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.0%)
.........................................................................................................................
            97,675   Apache Corp.                                                                              7,921,443
.........................................................................................................................
            79,200   Burlington Resources, Inc.                                                                4,386,096
.........................................................................................................................
           127,000   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                  6,405,880
.........................................................................................................................
            97,700   EOG Resources, Inc.                                                                       4,510,809
.........................................................................................................................
            97,000   Murphy Oil Corp.                                                                          6,335,070
.........................................................................................................................
           110,500   Noble Corp. (Cayman Islands) (NON)                                                        3,953,690
.........................................................................................................................
           223,600   XTO Energy, Inc.                                                                          6,327,880
------------------------------------------------------------------------------------------------------------------------
                                                                                                              39,840,868
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (5.7%)
.........................................................................................................................
           182,600   Abbott Laboratories                                                                       8,509,160
.........................................................................................................................
           178,800   Allergan, Inc.                                                                           13,733,628
.........................................................................................................................
           177,700   Barr Pharmaceuticals, Inc. (NON)                                                         13,674,015
.........................................................................................................................
           164,900   Cephalon, Inc. (NON)                                                                      7,982,809
.........................................................................................................................
            28,800   Eli Lilly Co.                                                                             2,025,504
.........................................................................................................................
           181,500   Forest Laboratories, Inc. (NON)                                                          11,216,700
.........................................................................................................................
           129,100   IVAX Corp. (NON)                                                                          3,082,908
.........................................................................................................................
           144,300   Johnson & Johnson                                                                         7,454,538
.........................................................................................................................
           165,600   King Pharmaceuticals, Inc. (NON)                                                          2,527,056
.........................................................................................................................
            54,500   Medicis Pharmaceutical Corp. Class A                                                      3,885,850
.........................................................................................................................
           652,300   Pfizer, Inc. (SEG)                                                                       23,045,759
.........................................................................................................................
           256,300   Watson Pharmaceuticals, Inc. (NON)                                                       11,789,800
.........................................................................................................................
           144,200   Wyeth                                                                                     6,121,290
------------------------------------------------------------------------------------------------------------------------
                                                                                                             115,049,017
------------------------------------------------------------------------------------------------------------------------
Publishing (0.1%)
.........................................................................................................................
            49,000   Tribune Co.                                                                               2,528,400
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.1%)
.........................................................................................................................
           285,900   Cincinnati Bell, Inc. (NON)                                                               1,443,795
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.1%)
.........................................................................................................................
            59,000   Applebee's International, Inc.                                                            2,316,930
.........................................................................................................................
            58,800   Outback Steakhouse, Inc.                                                                  2,599,548
.........................................................................................................................
           512,000   Starbucks Corp. (NON)                                                                    16,926,720
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,843,198
------------------------------------------------------------------------------------------------------------------------
Retail (12.5%)
.........................................................................................................................
           199,000   Advance Auto Parts, Inc. (NON)                                                           16,198,600
.........................................................................................................................
           256,500   AutoZone, Inc. (NON)                                                                     21,856,365
.........................................................................................................................
           542,300   Bed Bath & Beyond, Inc. (NON)                                                            23,508,705
.........................................................................................................................
           254,100   Best Buy Co., Inc.                                                                       13,274,184
.........................................................................................................................
           185,886   BJ's Wholesale Club, Inc. (NON)                                                           4,267,943
.........................................................................................................................
           111,400   Chico's FAS, Inc. (NON)                                                                   4,116,230
.........................................................................................................................
           187,900   Coach, Inc. (NON)                                                                         7,093,225
.........................................................................................................................
           139,500   Dollar Tree Stores, Inc. (NON)                                                            4,193,370
.........................................................................................................................
           386,500   Family Dollar Stores, Inc.                                                               13,867,620
.........................................................................................................................
           309,400   Home Depot, Inc. (The)                                                                   10,980,606
.........................................................................................................................
            30,600   Kohl's Corp. (NON)                                                                        1,375,164
.........................................................................................................................
           249,700   Lowe's Companies, Inc.                                                                   13,830,883
.........................................................................................................................
           237,100   Michaels Stores, Inc.                                                                    10,479,820
.........................................................................................................................
           163,000   NBTY, Inc. (NON)                                                                          4,378,180
.........................................................................................................................
           175,000   PETCO Animal Supplies, Inc. (NON)                                                         5,328,750
.........................................................................................................................
           365,000   PETsMART, Inc.                                                                            8,687,000
.........................................................................................................................
            51,200   Pier 1 Imports, Inc.                                                                      1,119,232
.........................................................................................................................
           195,000   Rent-A-Center, Inc. (NON)                                                                 5,826,600
.........................................................................................................................
           530,400   Ross Stores, Inc.                                                                        14,018,472
.........................................................................................................................
           652,800   Staples, Inc. (NON)                                                                      17,821,440
.........................................................................................................................
            72,000   Talbots, Inc. (The)                                                                       2,216,160
.........................................................................................................................
         1,164,100   TJX Cos., Inc. (The)                                                                     25,668,405
.........................................................................................................................
           294,100   Wal-Mart Stores, Inc.                                                                    15,602,005
.........................................................................................................................
           107,300   Williams-Sonoma, Inc. (NON)                                                               3,730,821
------------------------------------------------------------------------------------------------------------------------
                                                                                                             249,439,780
------------------------------------------------------------------------------------------------------------------------
Schools (1.2%)
.........................................................................................................................
           121,800   Apollo Group, Inc. Class A (NON)                                                          8,282,400
.........................................................................................................................
           255,100   Career Education Corp. (NON)                                                             10,221,857
.........................................................................................................................
           116,200   Corinthian Colleges, Inc. (NON)                                                           6,456,072
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,960,329
------------------------------------------------------------------------------------------------------------------------
Semiconductor (2.6%)
.........................................................................................................................
           298,400   KLA-Tencor Corp. (NON)                                                                   17,507,128
.........................................................................................................................
           514,100   Lam Research Corp. (NON)                                                                 16,605,430
.........................................................................................................................
           436,300   Novellus Systems, Inc. (NON)                                                             18,346,415
------------------------------------------------------------------------------------------------------------------------
                                                                                                              52,458,973
------------------------------------------------------------------------------------------------------------------------
Shipping (1.0%)
.........................................................................................................................
            98,300   C.H. Robinson Worldwide, Inc.                                                             3,726,553
.........................................................................................................................
           137,500   Expeditors International of
                     Washington, Inc.                                                                          5,178,250
.........................................................................................................................
           225,400   J. B. Hunt Transport Services, Inc. (NON)                                                 6,088,054
.........................................................................................................................
           210,925   Werner Enterprises, Inc.                                                                  4,110,928
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,103,785
------------------------------------------------------------------------------------------------------------------------
Software (8.3%)
.........................................................................................................................
           244,800   Adobe Systems, Inc.                                                                       9,620,640
.........................................................................................................................
           734,300   Amdocs, Ltd. (Guernsey) (NON)                                                            16,507,064
.........................................................................................................................
            89,900   Avid Technology, Inc. (NON)                                                               4,315,200
.........................................................................................................................
            61,700   Business Objects SA ADR (France) (NON)                                                    2,139,139
.........................................................................................................................
           161,400   Citrix Systems, Inc. (NON)                                                                3,423,294
.........................................................................................................................
           465,900   Cognos, Inc. (Canada) (NON)                                                              14,265,858
.........................................................................................................................
           203,300   Electronic Arts, Inc. (NON)                                                               9,713,674
.........................................................................................................................
           218,800   Informatica Corp. (NON)                                                                   2,253,640
.........................................................................................................................
           133,100   Internet Security Systems, Inc. (NON)                                                     2,506,273
.........................................................................................................................
           126,900   Macromedia, Inc. (NON)                                                                    2,263,896
.........................................................................................................................
           200,500   Mercury Interactive Corp. (NON)                                                           9,752,320
.........................................................................................................................
           955,600   Microsoft Corp. (SEG)                                                                    26,317,224
.........................................................................................................................
           160,100   Network Associates, Inc. (NON)                                                            2,407,904
.........................................................................................................................
           239,300   PeopleSoft, Inc. (NON)                                                                    5,456,040
.........................................................................................................................
           674,400   Siebel Systems, Inc. (NON)                                                                9,353,928
.........................................................................................................................
           890,800   Symantec Corp. (NON)                                                                     30,866,220
.........................................................................................................................
           113,500   Synopsys, Inc. (NON)                                                                      3,831,760
.........................................................................................................................
           388,000   TIBCO Software, Inc. (NON)                                                                2,626,760
.........................................................................................................................
           185,400   VERITAS Software Corp. (NON)                                                              6,889,464
.........................................................................................................................
           269,500   webMethods, Inc. (NON)                                                                    2,465,925
------------------------------------------------------------------------------------------------------------------------
                                                                                                             166,976,223
------------------------------------------------------------------------------------------------------------------------
Technology Services (3.3%)
.........................................................................................................................
           290,000   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                            15,793,400
.........................................................................................................................
            40,000   Cognizant Technology Solutions Corp. (NON)                                                1,825,600
.........................................................................................................................
           106,400   Convergys Corp. (NON)                                                                     1,857,744
.........................................................................................................................
            74,400   First Data Corp.                                                                          3,057,096
.........................................................................................................................
           679,700   Fiserv, Inc. (NON)                                                                       26,854,947
.........................................................................................................................
           383,300   SunGard Data Systems, Inc. (NON)                                                         10,621,243
.........................................................................................................................
           436,200   VeriSign, Inc. (NON)                                                                      7,110,060
------------------------------------------------------------------------------------------------------------------------
                                                                                                              67,120,090
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.4%)
.........................................................................................................................
           811,200   American Tower Corp. Class A (NON)                                                        8,777,184
.........................................................................................................................
            84,000   CenturyTel, Inc.                                                                          2,740,080
.........................................................................................................................
           517,909   Crown Castle International Corp. (NON)                                                    5,712,536
.........................................................................................................................
           261,800   Nextel Communications, Inc. Class A (NON)                                                 7,346,108
.........................................................................................................................
           209,600   Western Wireless Corp. Class A (NON)                                                      3,848,256
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,424,164
------------------------------------------------------------------------------------------------------------------------
Textiles (0.3%)
.........................................................................................................................
            55,800   Columbia Sportswear Co. (NON)                                                             3,041,100
.........................................................................................................................
            66,800   Jones Apparel Group, Inc.                                                                 2,353,364
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,394,464
------------------------------------------------------------------------------------------------------------------------
Tobacco (0.2%)
.........................................................................................................................
            71,700   Altria Group, Inc.                                                                        3,901,914
------------------------------------------------------------------------------------------------------------------------
Trucks & Parts (0.1%)
.........................................................................................................................
            24,600   PACCAR, Inc.                                                                              2,093,952
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.3%)
.........................................................................................................................
           129,900   Stericycle, Inc. (NON)                                                                    6,066,330
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $1,671,470,114)                                                                $1,974,835,657
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.8%) (a) (cost $35,290,738)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $35,290,738   Short-term investments held in
                     Putnam commingled cash account with
                     yields ranging from 0.80% to 1.13%
                     and due dates ranging from January 2,
                     2004 to February 25, 2004 (d)                                                           $35,290,738
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $1,706,760,852)                                                                $2,010,126,395
------------------------------------------------------------------------------------------------------------------------

Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
S&P 500 Index
(Long)                     $1,388,250   $1,339,575      Mar-04        $48,675
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT New Value Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (98.3%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (4.1%)
.........................................................................................................................
           275,300   Boeing Co. (The)                                                                        $11,601,142
.........................................................................................................................
           220,900   Lockheed Martin Corp.                                                                    11,354,260
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,955,402
------------------------------------------------------------------------------------------------------------------------
Automotive (1.3%)
.........................................................................................................................
           120,400   Lear Corp.                                                                                7,384,132
------------------------------------------------------------------------------------------------------------------------
Banking (9.0%)
.........................................................................................................................
            57,700   M&T Bank Corp.                                                                            5,671,910
.........................................................................................................................
           123,100   Northern Trust Corp.                                                                      5,714,302
.........................................................................................................................
           112,800   State Street Corp.                                                                        5,874,624
.........................................................................................................................
           571,500   U.S. Bancorp                                                                             17,019,270
.........................................................................................................................
           283,800   Wells Fargo & Co.                                                                        16,712,982
------------------------------------------------------------------------------------------------------------------------
                                                                                                              50,993,088
------------------------------------------------------------------------------------------------------------------------
Beverage (0.8%)
.........................................................................................................................
           191,070   Pepsi Bottling Group, Inc. (The)                                                          4,620,073
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.0%)
.........................................................................................................................
           210,300   Masco Corp.                                                                               5,764,323
------------------------------------------------------------------------------------------------------------------------
Chemicals (4.0%)
.........................................................................................................................
            96,109   Avery Dennison Corp.                                                                      5,384,026
.........................................................................................................................
           269,700   Dow Chemical Co. (The)                                                                   11,211,428
.........................................................................................................................
           501,800   Hercules, Inc. (NON)                                                                      6,121,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,717,414
------------------------------------------------------------------------------------------------------------------------
Coal (0.8%)
.........................................................................................................................
           144,800   Arch Coal, Inc.                                                                           4,513,416
------------------------------------------------------------------------------------------------------------------------
Computers (2.9%)
.........................................................................................................................
           723,776   Hewlett-Packard Co.                                                                      16,625,135
------------------------------------------------------------------------------------------------------------------------
Conglomerates (7.0%)
.........................................................................................................................
             6,070   Berkshire Hathaway, Inc. Class B (NON)                                                   17,087,050
.........................................................................................................................
           838,200   Tyco International, Ltd. (Bermuda)                                                       22,212,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                              39,299,350
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.8%)
.........................................................................................................................
           108,048   Capital One Financial Corp.                                                               6,622,262
.........................................................................................................................
           200,920   MBNA Corp.                                                                                4,992,862
.........................................................................................................................
           369,400   Providian Financial Corp. (NON)                                                           4,299,816
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,914,940
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (0.5%)
.........................................................................................................................
            39,600   Fortune Brands, Inc.                                                                      2,831,004
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.8%)
.........................................................................................................................
           781,400   Service Corp. International (NON)                                                         4,211,746
------------------------------------------------------------------------------------------------------------------------
Containers (0.7%)
.........................................................................................................................
           351,600   Owens-Illinois, Inc. (NON)                                                                4,180,524
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (5.4%)
.........................................................................................................................
           560,700   CenterPoint Energy, Inc.                                                                  5,433,183
.........................................................................................................................
           512,000   Edison International                                                                     11,228,160
.........................................................................................................................
           106,200   Exelon Corp.                                                                              7,047,432
.........................................................................................................................
           198,400   FirstEnergy Corp.                                                                         6,983,680
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,692,455
------------------------------------------------------------------------------------------------------------------------
Electronics (0.8%)
.........................................................................................................................
           333,000   Micron Technology, Inc. (NON)                                                             4,485,510
------------------------------------------------------------------------------------------------------------------------
Energy (1.8%)
.........................................................................................................................
           172,100   GlobalSantaFe Corp. (Cayman Islands)                                                      4,273,243
.........................................................................................................................
           232,500   Halliburton Co.                                                                           6,045,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,318,243
------------------------------------------------------------------------------------------------------------------------
Financial (7.5%)
.........................................................................................................................
           378,800   Citigroup, Inc.                                                                          18,386,952
.........................................................................................................................
           262,200   Fannie Mae                                                                               19,680,732
.........................................................................................................................
            70,200   Freddie Mac                                                                               4,094,064
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,161,748
------------------------------------------------------------------------------------------------------------------------
Food (0.5%)
.........................................................................................................................
           114,200   ConAgra, Inc.                                                                             3,013,738
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (2.0%)
.........................................................................................................................
           159,200   Boise Cascade Corp.                                                                       5,231,312
.........................................................................................................................
           310,800   Smurfit-Stone Container Corp. (NON)                                                       5,771,556
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,002,868
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.7%)
.........................................................................................................................
            63,500   AmerisourceBergen Corp.                                                                   3,565,525
.........................................................................................................................
            66,600   Cardinal Health, Inc.                                                                     4,073,256
.........................................................................................................................
           136,100   CIGNA Corp.                                                                               7,825,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,464,531
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (1.0%)
.........................................................................................................................
            79,800   Whirlpool Corp.                                                                           5,797,470
------------------------------------------------------------------------------------------------------------------------
Insurance (3.3%)
.........................................................................................................................
           225,800   ACE, Ltd. (Bermuda)                                                                       9,352,636
.........................................................................................................................
           254,400   UnumProvident Corp.                                                                       4,011,888
.........................................................................................................................
            71,200   XL Capital, Ltd. Class A (Bermuda)                                                        5,521,560
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,886,084
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (2.4%)
.........................................................................................................................
           257,200   JPMorgan Chase & Co.                                                                      9,446,956
.........................................................................................................................
            75,200   Morgan Stanley Dean Witter & Co.                                                          4,351,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,798,780
------------------------------------------------------------------------------------------------------------------------
Machinery (0.7%)
.........................................................................................................................
            61,300   Ingersoll-Rand Co. Class A (Bermuda)                                                      4,161,044
------------------------------------------------------------------------------------------------------------------------
Media (3.7%)
.........................................................................................................................
         1,020,700   Liberty Media Corp. Class A (NON)                                                        12,136,123
.........................................................................................................................
           364,200   Walt Disney Co. (The)                                                                     8,496,786
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,632,909
------------------------------------------------------------------------------------------------------------------------
Metals (1.8%)
.........................................................................................................................
           264,900   Alcoa, Inc.                                                                              10,066,200
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.5%)
.........................................................................................................................
           145,800   Southern Union Co. (NON)                                                                  2,682,720
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (5.7%)
.........................................................................................................................
            89,900   ConocoPhillips (NON)                                                                      5,894,743
.........................................................................................................................
           500,700   Exxon Mobil Corp.                                                                        20,528,700
.........................................................................................................................
           156,300   Unocal Corp.                                                                              5,756,529
------------------------------------------------------------------------------------------------------------------------
                                                                                                              32,179,972
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (2.0%)
.........................................................................................................................
           190,600   Abbott Laboratories                                                                       8,881,960
.........................................................................................................................
           172,400   King Pharmaceuticals, Inc. (NON)                                                          2,630,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                              11,512,784
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.9%)
.........................................................................................................................
           766,000   Xerox Corp. (NON)                                                                        10,570,800
------------------------------------------------------------------------------------------------------------------------
Railroads (2.9%)
.........................................................................................................................
           234,750   Union Pacific Corp.                                                                      16,310,430
------------------------------------------------------------------------------------------------------------------------
Regional Bells (3.4%)
.........................................................................................................................
           720,500   Qwest Communications
                     International, Inc. (NON)                                                                 3,112,560
.........................................................................................................................
           230,300   SBC Communications, Inc.                                                                  6,003,921
.........................................................................................................................
           284,700   Verizon Communications, Inc.                                                              9,987,276
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,103,757
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.2%)
.........................................................................................................................
           271,200   Darden Restaurants, Inc.                                                                  5,706,048
.........................................................................................................................
           268,300   McDonald's Corp.                                                                          6,661,889
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,367,937
------------------------------------------------------------------------------------------------------------------------
Retail (6.0%)
.........................................................................................................................
           289,300   Home Depot, Inc. (The)                                                                   10,267,257
.........................................................................................................................
           369,850   JC Penney Co., Inc. (Holding Co.)                                                         9,719,658
.........................................................................................................................
           296,000   Limited, Inc. (The)                                                                       5,336,880
.........................................................................................................................
           352,700   Office Depot, Inc. (NON)                                                                  5,893,617
.........................................................................................................................
           452,700   Rite Aid Corp. (NON)                                                                      2,734,308
------------------------------------------------------------------------------------------------------------------------
                                                                                                              33,951,720
------------------------------------------------------------------------------------------------------------------------
Software (0.6%)
.........................................................................................................................
           126,500   Computer Associates International, Inc.                                                   3,458,510
------------------------------------------------------------------------------------------------------------------------
Tobacco (2.9%)
.........................................................................................................................
           300,800   Altria Group, Inc.                                                                       16,369,536
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.9%)
.........................................................................................................................
           203,500   Republic Services, Inc.                                                                   5,215,705
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $441,263,207)                                                                    $556,215,998
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.6%) (a) (cost $2,276,230)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
            44,000   Xerox Corp. 144A $3.75 cv. pfd.                                                          $3,509,000
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $2,469,727   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                             $2,469,643
.........................................................................................................................
         5,878,887   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                     5,878,887
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $8,348,530)                                                                        $8,348,530
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $451,887,967)                                                                    $568,073,528
------------------------------------------------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT OTC & Emerging Growth Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (99.0%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.6%)
.........................................................................................................................
            18,000   Lamar Advertising Co. (NON)                                                                $671,760
------------------------------------------------------------------------------------------------------------------------
Airlines (1.7%)
.........................................................................................................................
            31,800   JetBlue Airways Corp. (NON)                                                                 843,336
.........................................................................................................................
            23,169   Ryanair Holdings PLC ADR (Ireland) (NON)                                                  1,173,278
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,016,614
------------------------------------------------------------------------------------------------------------------------
Automotive (1.5%)
.........................................................................................................................
             8,100   Donaldson Co., Inc.                                                                         479,196
.........................................................................................................................
            28,800   Gentex Corp.                                                                              1,271,808
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,751,004
------------------------------------------------------------------------------------------------------------------------
Banking (2.5%)
.........................................................................................................................
            11,200   Investors Financial Services Corp.                                                          430,192
.........................................................................................................................
            18,500   New York Community Bancorp, Inc.                                                            703,925
.........................................................................................................................
            35,800   TCF Financial Corp.                                                                       1,838,330
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,972,447
------------------------------------------------------------------------------------------------------------------------
Biotechnology (3.8%)
.........................................................................................................................
            58,200   Amylin Pharmaceuticals, Inc. (NON)                                                        1,293,204
.........................................................................................................................
            19,100   Celgene Corp. (NON)                                                                         859,882
.........................................................................................................................
            33,900   Medicines Co. (NON)                                                                         998,694
.........................................................................................................................
            13,400   Neurocrine Biosciences, Inc. (NON)                                                          730,836
.........................................................................................................................
            17,300   OSI Pharmaceuticals, Inc. (NON)                                                             557,233
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,439,849
------------------------------------------------------------------------------------------------------------------------
Broadcasting (4.1%)
.........................................................................................................................
            12,800   Citadel Broadcasting Corp. (NON)                                                            286,336
.........................................................................................................................
            48,800   Cumulus Media, Inc. Class A (NON)                                                         1,073,600
.........................................................................................................................
            26,000   Entercom Communications Corp. (NON)                                                       1,376,960
.........................................................................................................................
            59,600   Westwood One, Inc. (NON)                                                                  2,038,916
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,775,812
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.8%)
.........................................................................................................................
            14,800   CDW Corp.                                                                                   854,848
.........................................................................................................................
            12,200   Choicepoint, Inc. (NON)                                                                     464,698
.........................................................................................................................
            36,200   Robert Half International, Inc. (NON)                                                       844,908
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,164,454
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (3.1%)
.........................................................................................................................
            26,200   Foundry Networks, Inc. (NON)                                                                716,832
.........................................................................................................................
            64,000   Juniper Networks, Inc. (NON)                                                              1,195,520
.........................................................................................................................
             8,300   SafeNet, Inc. (NON)                                                                         255,391
.........................................................................................................................
            87,580   Sonus Networks, Inc. (NON)                                                                  662,105
.........................................................................................................................
           100,600   Tellabs, Inc. (NON)                                                                         848,058
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,677,906
------------------------------------------------------------------------------------------------------------------------
Computers (1.5%)
.........................................................................................................................
            36,700   Emulex Corp. (NON)                                                                          979,156
.........................................................................................................................
            35,300   Network Appliance, Inc. (NON)                                                               724,709
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,703,865
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.1%)
.........................................................................................................................
             7,100   Weight Watchers International, Inc. (NON)                                                   272,427
.........................................................................................................................
            36,700   Yankee Candle Co., Inc. (The) (NON)                                                       1,003,011
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,275,438
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.2%)
.........................................................................................................................
             8,500   Alliance Data Systems Corp. (NON)                                                           235,280
------------------------------------------------------------------------------------------------------------------------
Distribution (0.7%)
.........................................................................................................................
            24,200   Performance Food Group Co. (NON)                                                            875,314
------------------------------------------------------------------------------------------------------------------------
Electronics (13.9%)
.........................................................................................................................
           403,700   Agere Systems, Inc. Class A (NON)                                                         1,231,285
.........................................................................................................................
            30,400   Broadcom Corp. Class A (NON)                                                              1,036,336
.........................................................................................................................
            66,100   Brooks Automation, Inc. (NON)                                                             1,597,637
.........................................................................................................................
            31,900   Cypress Semiconductor Corp. (NON)                                                           681,384
.........................................................................................................................
            75,500   Exar Corp. (NON)                                                                          1,289,540
.........................................................................................................................
            80,000   Integrated Device Technology, Inc. (NON)                                                  1,373,600
.........................................................................................................................
            64,100   Intersil Corp. Class A                                                                    1,592,885
.........................................................................................................................
            39,900   Jabil Circuit, Inc. (NON)                                                                 1,129,170
.........................................................................................................................
            68,350   Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                           2,592,516
.........................................................................................................................
            18,300   NVIDIA Corp. (NON)                                                                          425,475
.........................................................................................................................
            36,200   QLogic Corp. (NON)                                                                        1,867,920
.........................................................................................................................
           154,700   Skyworks Solutions, Inc. (NON)                                                            1,345,890
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,163,638
------------------------------------------------------------------------------------------------------------------------
Energy (3.1%)
.........................................................................................................................
            23,600   BJ Services Co. (NON)                                                                       847,240
.........................................................................................................................
             7,700   Cooper Cameron Corp. (NON)                                                                  358,820
.........................................................................................................................
            22,800   Nabors Industries, Ltd. (NON)                                                               946,200
.........................................................................................................................
            34,500   Patterson-UTI Energy, Inc. (NON)                                                          1,135,740
.........................................................................................................................
            15,900   Varco International, Inc. (NON)                                                             328,017
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,616,017
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.4%)
.........................................................................................................................
             8,900   Jacobs Engineering Group, Inc. (NON)                                                        427,289
------------------------------------------------------------------------------------------------------------------------
Financial (0.3%)
.........................................................................................................................
            16,000   eSpeed, Inc. Class A (NON)                                                                  374,560
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (2.3%)
.........................................................................................................................
            28,600   Alliance Gaming Corp. (NON)                                                                 704,990
.........................................................................................................................
            31,000   Harrah's Entertainment, Inc.                                                              1,542,870
.........................................................................................................................
            12,600   Station Casinos, Inc.                                                                       385,938
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,633,798
------------------------------------------------------------------------------------------------------------------------
Health Care Services (9.3%)
.........................................................................................................................
            49,800   Community Health Systems, Inc. (NON)                                                      1,323,684
.........................................................................................................................
            16,800   Coventry Health Care, Inc. (NON)                                                          1,083,432
.........................................................................................................................
             7,000   Fisher Scientific International, Inc. (NON)                                                 289,590
.........................................................................................................................
            63,100   Health Management Associates, Inc.                                                        1,514,400
.........................................................................................................................
            19,400   Henry Schein, Inc. (NON)                                                                  1,311,052
.........................................................................................................................
            28,900   Manor Care, Inc.                                                                            999,073
.........................................................................................................................
            12,800   Odyssey Healthcare, Inc. (NON)                                                              374,528
.........................................................................................................................
            13,700   Omnicare, Inc.                                                                              553,343
.........................................................................................................................
            20,700   Pediatrix Medical Group, Inc. (NON)                                                       1,140,363
.........................................................................................................................
            20,600   Universal Health Services, Inc. Class B                                                   1,106,632
.........................................................................................................................
            13,100   VCA Antech, Inc. (NON)                                                                      405,838
.........................................................................................................................
            19,500   WellChoice, Inc. (NON)                                                                      672,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,774,685
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.2%)
.........................................................................................................................
             2,100   Lennar Corp.                                                                                201,600
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.7%)
.........................................................................................................................
            48,500   Ameritrade Holding Corp. Class A (NON)                                                      682,395
.........................................................................................................................
            27,900   T. Rowe Price Group, Inc.                                                                 1,322,739
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,005,134
------------------------------------------------------------------------------------------------------------------------
Leisure (0.4%)
.........................................................................................................................
            11,400   Multimedia Games, Inc. (NON)                                                                468,540
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (2.2%)
.........................................................................................................................
            87,500   Hilton Hotels Corp.                                                                       1,498,875
.........................................................................................................................
           107,500   La Quinta Corp. (NON)                                                                       689,075
.........................................................................................................................
            20,400   Scientific Games Corp. Class A (NON)                                                        347,004
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,534,954
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.0%)
.........................................................................................................................
             9,300   IDEX Corp.                                                                                  386,787
.........................................................................................................................
            15,450   Roper Industries, Inc.                                                                      761,067
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,147,854
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.5%)
.........................................................................................................................
            11,700   Respironics, Inc. (NON)                                                                     527,553
.........................................................................................................................
            25,700   Thoratec Corp. (NON)                                                                        334,357
.........................................................................................................................
            14,000   Varian Medical Systems, Inc. (NON)                                                          967,400
.........................................................................................................................
            15,300   Zimmer Holdings, Inc. (NON)                                                               1,077,120
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,906,430
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.1%)
.........................................................................................................................
            38,000   Chesapeake Energy Corp.                                                                     516,040
.........................................................................................................................
            17,700   Noble Corp. (Cayman Islands) (NON)                                                          633,306
.........................................................................................................................
            11,100   Pioneer Natural Resources Co. (NON)                                                         354,423
.........................................................................................................................
            35,200   XTO Energy, Inc.                                                                            996,160
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,499,929
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (1.9%)
.........................................................................................................................
             9,000   Barr Pharmaceuticals, Inc. (NON)                                                            692,550
.........................................................................................................................
            15,700   Cephalon, Inc. (NON)                                                                        760,037
.........................................................................................................................
             2,800   Mylan Laboratories, Inc.                                                                     70,728
.........................................................................................................................
            15,400   Watson Pharmaceuticals, Inc. (NON)                                                          708,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,231,715
------------------------------------------------------------------------------------------------------------------------
Restaurants (3.0%)
.........................................................................................................................
            35,900   Applebee's International, Inc.                                                            1,409,793
.........................................................................................................................
            11,600   CBRL Group, Inc.                                                                            443,816
.........................................................................................................................
            10,400   Outback Steakhouse, Inc.                                                                    459,784
.........................................................................................................................
            22,400   P.F. Chang's China Bistro, Inc. (NON)                                                     1,139,712
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,453,105
------------------------------------------------------------------------------------------------------------------------
Retail (12.6%)
.........................................................................................................................
            23,900   Advance Auto Parts, Inc. (NON)                                                            1,945,460
.........................................................................................................................
            20,400   BJ's Wholesale Club, Inc. (NON)                                                             468,384
.........................................................................................................................
            40,500   Chico's FAS, Inc. (NON)                                                                   1,496,475
.........................................................................................................................
            13,700   Dick's Sporting Goods, Inc. (NON)                                                           666,642
.........................................................................................................................
            14,400   Dollar Tree Stores, Inc. (NON)                                                              432,864
.........................................................................................................................
            12,200   Family Dollar Stores, Inc.                                                                  437,736
.........................................................................................................................
            21,400   Linens 'N Things, Inc. (NON)                                                                643,712
.........................................................................................................................
            52,700   Michaels Stores, Inc.                                                                     2,329,340
.........................................................................................................................
            36,600   Pacific Sunwear of California, Inc. (NON)                                                   772,992
.........................................................................................................................
            19,200   PETCO Animal Supplies, Inc. (NON)                                                           584,640
.........................................................................................................................
            50,400   PETsMART, Inc.                                                                            1,199,520
.........................................................................................................................
            50,800   Ross Stores, Inc.                                                                         1,342,644
.........................................................................................................................
            18,500   Tractor Supply Co. (NON)                                                                    719,465
.........................................................................................................................
            18,100   Tuesday Morning Corp. (NON)                                                                 547,525
.........................................................................................................................
            30,200   Williams-Sonoma, Inc. (NON)                                                               1,050,054
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,637,453
------------------------------------------------------------------------------------------------------------------------
Schools (2.3%)
.........................................................................................................................
            25,000   Career Education Corp. (NON)                                                              1,001,750
.........................................................................................................................
            17,100   Corinthian Colleges, Inc. (NON)                                                             950,076
.........................................................................................................................
            23,600   Education Management Corp. (NON)                                                            732,544
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,684,370
------------------------------------------------------------------------------------------------------------------------
Semiconductor (4.2%)
.........................................................................................................................
            17,800   Cymer, Inc. (NON)                                                                           822,182
.........................................................................................................................
            67,200   Lam Research Corp. (NON)                                                                  2,170,560
.........................................................................................................................
            75,900   LTX Corp. (NON)                                                                           1,140,777
.........................................................................................................................
            17,500   Novellus Systems, Inc. (NON)                                                                735,875
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,869,394
------------------------------------------------------------------------------------------------------------------------
Shipping (1.6%)
.........................................................................................................................
            19,300   Expeditors International of
                     Washington, Inc.                                                                            726,838
.........................................................................................................................
            14,600   Heartland Express, Inc.                                                                     353,174
.........................................................................................................................
            30,200   J. B. Hunt Transport Services, Inc. (NON)                                                   815,702
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,895,714
------------------------------------------------------------------------------------------------------------------------
Software (6.1%)
.........................................................................................................................
            44,200   Amdocs, Ltd. (Guernsey) (NON)                                                               993,616
.........................................................................................................................
            16,800   Avid Technology, Inc. (NON)                                                                 806,400
.........................................................................................................................
            38,100   Cognos, Inc. (Canada) (NON)                                                               1,166,622
.........................................................................................................................
            40,600   Macromedia, Inc. (NON)                                                                      724,304
.........................................................................................................................
            49,900   Manhattan Associates, Inc. (NON)                                                          1,379,236
.........................................................................................................................
            51,800   Micromuse, Inc. (NON)                                                                       357,420
.........................................................................................................................
            41,400   Siebel Systems, Inc. (NON)                                                                  574,218
.........................................................................................................................
           116,700   webMethods, Inc. (NON)                                                                    1,067,805
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,069,621
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.5%)
.........................................................................................................................
            16,500   Cognizant Technology Solutions Corp. (NON)                                                  753,060
.........................................................................................................................
            15,500   Digital River, Inc. (NON)                                                                   342,550
.........................................................................................................................
            15,900   VeriSign, Inc. (NON)                                                                        259,170
.........................................................................................................................
            26,800   Wireless Facilities, Inc. (NON)                                                             398,248
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,753,028
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.6%)
.........................................................................................................................
           120,100   American Tower Corp. Class A (NON)                                                        1,299,482
.........................................................................................................................
            51,200   Crown Castle International Corp. (NON)                                                      564,736
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,864,218
------------------------------------------------------------------------------------------------------------------------
Transportation (0.6%)
.........................................................................................................................
            17,000   UTI Worldwide, Inc.                                                                         644,810
------------------------------------------------------------------------------------------------------------------------
Waste Management (1.6%)
.........................................................................................................................
            22,500   Stericycle, Inc. (NON)                                                                    1,050,750
.........................................................................................................................
            21,300   Waste Connections, Inc. (NON)                                                               804,500
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,855,250
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $99,264,266)                                                                     $115,272,849
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.9%) (a) (cost $1,102,908)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,102,908   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                    $1,102,908
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $100,367,174)                                                                    $116,375,757
------------------------------------------------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Research Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (96.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Aerospace and Defense (2.4%)
.........................................................................................................................
            34,800   Boeing Co. (The)                                                                         $1,466,472
.........................................................................................................................
            56,700   Lockheed Martin Corp.                                                                     2,914,380
.........................................................................................................................
            18,700   United Technologies Corp.                                                                 1,772,199
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,153,051
------------------------------------------------------------------------------------------------------------------------
Airlines (0.7%)
.........................................................................................................................
           114,000   Southwest Airlines Co.                                                                    1,839,960
------------------------------------------------------------------------------------------------------------------------
Automotive (0.3%)
.........................................................................................................................
            16,600   General Motors Corp.                                                                        886,440
------------------------------------------------------------------------------------------------------------------------
Banking (6.0%)
.........................................................................................................................
           125,300   Bank of New York Co., Inc. (The)                                                          4,149,936
.........................................................................................................................
            76,500   Fifth Third Bancorp                                                                       4,521,150
.........................................................................................................................
            15,300   State Street Corp.                                                                          796,824
.........................................................................................................................
            82,000   U.S. Bancorp                                                                              2,441,960
.........................................................................................................................
            58,400   Wells Fargo & Co.                                                                         3,439,176
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,349,046
------------------------------------------------------------------------------------------------------------------------
Beverage (1.5%)
.........................................................................................................................
            74,200   Coca-Cola Co. (The)                                                                       3,765,650
------------------------------------------------------------------------------------------------------------------------
Biotechnology (2.0%)
.........................................................................................................................
            49,900   Amgen, Inc. (NON)                                                                         3,083,820
.........................................................................................................................
            34,000   Biogen Idec, Inc. (NON)                                                                   1,250,520
.........................................................................................................................
            12,500   Gilead Sciences, Inc. (NON)                                                                 726,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,061,090
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.8%)
.........................................................................................................................
            47,000   Viacom, Inc. Class B                                                                      2,085,860
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.8%)
.........................................................................................................................
           491,800   Aggregate Industries PLC
                     (United Kingdom)                                                                            752,717
.........................................................................................................................
            47,500   Masco Corp.                                                                               1,301,975
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,054,692
------------------------------------------------------------------------------------------------------------------------
Cable Television (0.5%)
.........................................................................................................................
            37,600   Echostar Communications Corp. Class A (NON)                                               1,278,400
------------------------------------------------------------------------------------------------------------------------
Chemicals (2.2%)
.........................................................................................................................
            22,700   Avery Dennison Corp.                                                                      1,271,654
.........................................................................................................................
            77,400   E.I. du Pont de Nemours & Co.                                                             3,551,886
.........................................................................................................................
            11,900   PPG Industries, Inc.                                                                        761,838
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,585,378
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.6%)
.........................................................................................................................
            18,300   Cintas Corp.                                                                                917,379
.........................................................................................................................
            17,200   Paychex, Inc.                                                                               639,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,557,219
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (2.6%)
.........................................................................................................................
           182,100   Cisco Systems, Inc. (NON)                                                                 4,423,209
.........................................................................................................................
            61,200   Nokia OYJ ADR (Finland)                                                                   1,040,400
.........................................................................................................................
            19,300   QUALCOMM, Inc.                                                                            1,040,849
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,504,458
------------------------------------------------------------------------------------------------------------------------
Computers (3.2%)
.........................................................................................................................
            79,300   Dell, Inc. (NON)                                                                          2,693,028
.........................................................................................................................
           199,400   Hewlett-Packard Co.                                                                       4,580,218
.........................................................................................................................
            11,500   Lexmark International, Inc. (NON)                                                           904,360
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,177,606
------------------------------------------------------------------------------------------------------------------------
Conglomerates (3.6%)
.........................................................................................................................
           163,200   General Electric Co.                                                                      5,055,936
.........................................................................................................................
           158,200   Tyco International, Ltd. (Bermuda)                                                        4,192,300
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,248,236
------------------------------------------------------------------------------------------------------------------------
Construction (0.3%)
.........................................................................................................................
            40,700   CRH PLC (Ireland)                                                                           835,600
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (1.4%)
.........................................................................................................................
            35,800   Capital One Financial Corp.                                                               2,194,182
.........................................................................................................................
            54,400   MBNA Corp.                                                                                1,351,840
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,546,022
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.1%)
.........................................................................................................................
             9,800   Avon Products, Inc.                                                                         661,402
.........................................................................................................................
            43,300   Colgate-Palmolive Co.                                                                     2,167,165
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,828,567
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (2.8%)
.........................................................................................................................
            90,000   Edison International                                                                      1,973,700
.........................................................................................................................
            14,400   Entergy Corp.                                                                               822,672
.........................................................................................................................
            16,400   Exelon Corp.                                                                              1,088,304
.........................................................................................................................
            22,600   FirstEnergy Corp.                                                                           795,520
.........................................................................................................................
            84,900   PG&E Corp. (NON)                                                                          2,357,673
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,037,869
------------------------------------------------------------------------------------------------------------------------
Electronics (4.2%)
.........................................................................................................................
            52,200   Flextronics International, Ltd.
                     (Singapore) (NON)                                                                           774,648
.........................................................................................................................
           222,300   Intel Corp.                                                                               7,158,060
.........................................................................................................................
             2,690   Samsung Electronics Co., Ltd.
                     (South Korea)                                                                             1,018,631
.........................................................................................................................
            57,900   Texas Instruments, Inc.                                                                   1,701,102
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,652,441
------------------------------------------------------------------------------------------------------------------------
Energy (0.7%)
.........................................................................................................................
            35,300   GlobalSantaFe Corp. (Cayman Islands)                                                        876,499
.........................................................................................................................
            30,600   Halliburton Co.                                                                             795,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                               1,672,099
------------------------------------------------------------------------------------------------------------------------
Financial (5.7%)
.........................................................................................................................
           136,500   Citigroup, Inc.                                                                           6,625,710
.........................................................................................................................
            50,900   Fannie Mae                                                                                3,820,554
.........................................................................................................................
            67,800   Freddie Mac                                                                               3,954,096
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,400,360
------------------------------------------------------------------------------------------------------------------------
Food (0.8%)
.........................................................................................................................
            26,000   Dean Foods Co. (NON)                                                                        854,620
.........................................................................................................................
            26,200   General Mills, Inc.                                                                       1,186,860
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,041,480
------------------------------------------------------------------------------------------------------------------------
Forest Products and Packaging (0.3%)
.........................................................................................................................
            41,300   Smurfit-Stone Container Corp. (NON)                                                         766,941
------------------------------------------------------------------------------------------------------------------------
Health Care Services (1.9%)
.........................................................................................................................
             3,048   AmerisourceBergen Corp.                                                                     171,145
.........................................................................................................................
            59,800   Cardinal Health, Inc.                                                                     3,657,368
.........................................................................................................................
            15,900   Express Scripts, Inc. Class A (NON)                                                       1,056,237
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,884,750
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.7%)
.........................................................................................................................
            39,000   D.R. Horton, Inc.                                                                         1,687,140
.........................................................................................................................
            26,200   Lennar Corp.                                                                              2,515,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,202,340
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.5%)
.........................................................................................................................
            16,800   Whirlpool Corp.                                                                           1,220,520
------------------------------------------------------------------------------------------------------------------------
Insurance (5.9%)
.........................................................................................................................
            74,200   ACE, Ltd. (Bermuda)                                                                       3,073,364
.........................................................................................................................
           137,800   American International Group, Inc.                                                        9,133,384
.........................................................................................................................
            18,600   Travelers Property Casualty Corp.
                     Class A                                                                                     312,108
.........................................................................................................................
            18,600   Travelers Property Casualty Corp.
                     Class B                                                                                     315,642
.........................................................................................................................
            26,800   XL Capital, Ltd. Class A (Bermuda)                                                        2,078,340
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,912,838
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (1.0%)
.........................................................................................................................
            65,800   Charles Schwab Corp. (The)                                                                  779,072
.........................................................................................................................
            51,200   JPMorgan Chase & Co.                                                                      1,880,576
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,659,648
------------------------------------------------------------------------------------------------------------------------
Leisure (0.3%)
.........................................................................................................................
            17,700   Harley-Davidson, Inc.                                                                       841,281
------------------------------------------------------------------------------------------------------------------------
Media (1.4%)
.........................................................................................................................
           291,100   Liberty Media Corp. Class A (NON)                                                         3,461,179
------------------------------------------------------------------------------------------------------------------------
Medical Technology (0.8%)
.........................................................................................................................
            42,000   Medtronic, Inc.                                                                           2,041,620
------------------------------------------------------------------------------------------------------------------------
Metals (0.4%)
.........................................................................................................................
            23,700   Alcoa, Inc.                                                                                 900,600
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.3%)
.........................................................................................................................
            18,500   Pitney Bowes, Inc.                                                                          751,470
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.9%)
.........................................................................................................................
           166,972   BG Group PLC (United Kingdom)                                                               857,086
.........................................................................................................................
            16,400   Canadian Natural Resources, Ltd.
                     (Canada)                                                                                    829,774
.........................................................................................................................
            40,850   ENI SpA (Italy)                                                                             770,678
.........................................................................................................................
           170,600   Exxon Mobil Corp.                                                                         6,994,600
.........................................................................................................................
            57,700   Noble Corp. (Cayman Islands) (NON)                                                        2,064,506
.........................................................................................................................
            11,200   Total SA Class B ADR (France)                                                             1,036,112
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,552,756
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (7.9%)
.........................................................................................................................
            85,900   Abbott Laboratories                                                                       4,002,940
.........................................................................................................................
            17,200   Forest Laboratories, Inc. (NON)                                                           1,062,960
.........................................................................................................................
           327,800   Pfizer, Inc.                                                                             11,581,174
.........................................................................................................................
            79,700   Wyeth                                                                                     3,383,265
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,030,339
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
.........................................................................................................................
            48,500   Xerox Corp. (NON)                                                                           669,300
------------------------------------------------------------------------------------------------------------------------
Railroads (1.7%)
.........................................................................................................................
            19,900   Canadian National Railway Co. (Canada)                                                    1,259,272
.........................................................................................................................
            43,300   Union Pacific Corp.                                                                       3,008,484
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,267,756
------------------------------------------------------------------------------------------------------------------------
Regional Bells (2.5%)
.........................................................................................................................
           184,500   Verizon Communications, Inc.                                                              6,472,260
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.5%)
.........................................................................................................................
            64,500   Darden Restaurants, Inc.                                                                  1,357,080
------------------------------------------------------------------------------------------------------------------------
Retail (10.2%)
.........................................................................................................................
            34,600   AutoZone, Inc. (NON)                                                                      2,948,266
.........................................................................................................................
            49,100   Bed Bath & Beyond, Inc. (NON)                                                             2,128,485
.........................................................................................................................
            61,600   Family Dollar Stores, Inc.                                                                2,210,208
.........................................................................................................................
            65,600   Home Depot, Inc. (The)                                                                    2,328,145
.........................................................................................................................
            67,900   Kohl's Corp. (NON)                                                                        3,051,426
.........................................................................................................................
            67,700   Lowe's Companies, Inc.                                                                    3,749,903
.........................................................................................................................
            88,100   Office Depot, Inc. (NON)                                                                  1,472,151
.........................................................................................................................
            31,300   TJX Cos., Inc. (The)                                                                        690,165
.........................................................................................................................
           140,200   Wal-Mart Stores, Inc.                                                                     7,437,610
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,016,359
------------------------------------------------------------------------------------------------------------------------
Semiconductor (0.3%)
.........................................................................................................................
            16,400   Novellus Systems, Inc. (NON)                                                                689,620
------------------------------------------------------------------------------------------------------------------------
Software (5.6%)
.........................................................................................................................
            29,900   Computer Associates International, Inc.                                                     817,466
.........................................................................................................................
           361,300   Microsoft Corp. (SEG)                                                                     9,950,202
.........................................................................................................................
           164,000   Oracle Corp. (NON)                                                                        2,164,800
.........................................................................................................................
            35,700   Siebel Systems, Inc. (NON)                                                                  495,159
.........................................................................................................................
            20,000   VERITAS Software Corp. (NON)                                                                743,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,170,827
------------------------------------------------------------------------------------------------------------------------
Technology Services (0.5%)
.........................................................................................................................
            30,700   Fiserv, Inc. (NON)                                                                        1,212,957
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.8%)
.........................................................................................................................
           109,700   AT&T Wireless Services, Inc. (NON)                                                          876,503
.........................................................................................................................
            37,500   CenturyTel, Inc.                                                                          1,223,250
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,099,753
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.1%)
.........................................................................................................................
            49,100   Altria Group, Inc.                                                                        2,672,022
------------------------------------------------------------------------------------------------------------------------
Toys (0.5%)
.........................................................................................................................
            63,000   Mattel, Inc.                                                                              1,214,010
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.9%)
.........................................................................................................................
            31,700   United Parcel Service, Inc. Class B                                                       2,363,235
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $215,438,705)                                                                    $244,992,985
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
        $1,028,722   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                             $1,028,687
.........................................................................................................................
         8,283,478   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                     8,283,478
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $9,312,165)                                                                        $9,312,165
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $224,750,870)                                                                    $254,305,150
------------------------------------------------------------------------------------------------------------------------

Forward Currency Contracts To Buy at December 31, 2003
(aggregate face value $826,682)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Euro                         $716,512     $689,360     3/17/04        $27,152
...............................................................................
Japanese Yen                  139,619      137,322     3/17/04          2,297
------------------------------------------------------------------------------
                                                                      $29,449
------------------------------------------------------------------------------


Forward Currency Contracts To Sell at December 31, 2003
(aggregate face value $7,123,123)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
British Pound                $642,602     $608,249     3/17/04       $(34,353)
...............................................................................
Canadian Dollar             1,496,516    1,481,416     3/17/04        (15,100)
...............................................................................
Euro                        3,886,633    3,702,663     3/17/04       (183,970)
...............................................................................
Korean Won                    939,211      927,654     3/17/04        (11,557)
...............................................................................
Singapore Dollar              408,456      403,141     3/17/04         (5,315)
------------------------------------------------------------------------------
                                                                    $(250,295)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                         Aggregate  Expiration     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
S&P 500 Index
(Long)                     $7,218,900   $7,013,508      Mar-04       $205,392
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Small Cap Value Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (99.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.2%)
.........................................................................................................................
            38,200   Valassis Communications, Inc. (NON)                                                      $1,121,170
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (3.7%)
.........................................................................................................................
           760,250   AAR Corp. (NON)                                                                          11,365,738
.........................................................................................................................
            51,200   Curtiss-Wright Corp.                                                                      2,304,512
.........................................................................................................................
            91,400   Heico Corp.                                                                               1,663,480
.........................................................................................................................
             8,900   Heico Corp. Class A                                                                         125,312
.........................................................................................................................
           163,200   Innovative Solutions & Support, Inc. (NON)                                                2,650,368
.........................................................................................................................
           143,200   Teledyne Technologies, Inc. (NON)                                                         2,699,320
.........................................................................................................................
            64,200   United Defense Industries, Inc. (NON)                                                     2,046,696
------------------------------------------------------------------------------------------------------------------------
                                                                                                              22,855,426
------------------------------------------------------------------------------------------------------------------------
Airlines (0.5%)
.........................................................................................................................
           124,400   Airtran Holdings, Inc. (NON)                                                              1,480,360
.........................................................................................................................
            77,400   SkyWest, Inc.                                                                             1,402,488
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,882,848
------------------------------------------------------------------------------------------------------------------------
Automotive (0.5%)
.........................................................................................................................
            35,500   CLARCOR, Inc.                                                                             1,565,550
.........................................................................................................................
           257,200   Tower Automotive, Inc. (NON)                                                              1,756,676
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,322,226
------------------------------------------------------------------------------------------------------------------------
Banking (11.6%)
.........................................................................................................................
           561,500   BankAtlantic Bancorp, Inc. Class A                                                       10,668,500
.........................................................................................................................
           344,300   Brookline Bancorp, Inc.                                                                   5,281,562
.........................................................................................................................
            45,200   Citizens Banking Corp.                                                                    1,478,944
.........................................................................................................................
           230,300   Colonial Bancgroup, Inc.                                                                  3,988,796
.........................................................................................................................
           178,300   Commercial Federal Corp.                                                                  4,762,393
.........................................................................................................................
            76,600   Downey Financial Corp.                                                                    3,776,380
.........................................................................................................................
            28,900   East West Bancorp, Inc.                                                                   1,551,352
.........................................................................................................................
            35,600   First Community Bancorp                                                                   1,286,584
.........................................................................................................................
            88,000   First Niagara Financial Group, Inc.                                                       1,312,080
.........................................................................................................................
           135,750   Greater Bay Bancorp                                                                       3,866,160
.........................................................................................................................
           104,900   Hudson United Bancorp                                                                     3,876,055
.........................................................................................................................
           159,600   Irwin Financial Corp.                                                                     5,011,440
.........................................................................................................................
           147,800   Netbank, Inc.                                                                             1,973,130
.........................................................................................................................
           144,600   Provident Bankshares Corp.                                                                4,257,024
.........................................................................................................................
           148,170   Republic Bancorp, Inc.                                                                    1,998,813
.........................................................................................................................
           130,100   Sovereign Bancorp, Inc.                                                                   3,089,875
.........................................................................................................................
           214,000   Sterling Bancshares, Inc.                                                                 2,852,620
.........................................................................................................................
            98,991   W Holding Co., Inc.                                                                       1,842,223
.........................................................................................................................
           110,700   Washington Federal, Inc.                                                                  3,143,880
.........................................................................................................................
            75,900   Webster Financial Corp.                                                                   3,480,774
.........................................................................................................................
            43,100   Westcorp                                                                                  1,575,305
.........................................................................................................................
            33,100   Wintrust Financial Corp.                                                                  1,492,810
------------------------------------------------------------------------------------------------------------------------
                                                                                                              72,566,700
------------------------------------------------------------------------------------------------------------------------
Basic Materials (0.7%)
.........................................................................................................................
           122,800   Ameron International Corp.                                                                4,259,932
------------------------------------------------------------------------------------------------------------------------
Broadcasting (0.6%)
.........................................................................................................................
           259,100   Sinclair Broadcast Group, Inc. (NON)                                                      3,865,772
------------------------------------------------------------------------------------------------------------------------
Building Materials (1.5%)
.........................................................................................................................
           277,000   Apogee Enterprises, Inc.                                                                  3,143,950
.........................................................................................................................
           252,300   Interface, Inc. Class A (NON)                                                             1,395,219
.........................................................................................................................
           281,600   Lennox International, Inc.                                                                4,702,720
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,241,889
------------------------------------------------------------------------------------------------------------------------
Capital Goods (0.3%)
.........................................................................................................................
            38,400   Bandag, Inc.                                                                              1,582,080
------------------------------------------------------------------------------------------------------------------------
Chemicals (4.5%)
.........................................................................................................................
           103,700   Airgas, Inc.                                                                              2,227,476
.........................................................................................................................
           860,900   Crompton Corp.                                                                            6,172,653
.........................................................................................................................
           136,800   H.B. Fuller Co.                                                                           4,068,432
.........................................................................................................................
           814,600   Omnova Solutions, Inc. (NON)                                                              3,910,080
.........................................................................................................................
           815,700   PolyOne Corp. (NON)                                                                       5,212,323
.........................................................................................................................
           202,300   RPM, Inc.                                                                                 3,329,858
.........................................................................................................................
           217,300   Tredegar Corp.                                                                            3,374,669
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,295,491
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (2.3%)
.........................................................................................................................
            76,200   Banta Corp.                                                                               3,086,100
.........................................................................................................................
           230,300   Brink's Co. (The)                                                                         5,207,083
.........................................................................................................................
           174,100   ePlus, Inc. (NON)                                                                         2,146,827
.........................................................................................................................
           203,800   Hall, Kinion & Associates, Inc. (NON)                                                     1,029,190
.........................................................................................................................
           210,900   MPS Group, Inc. (NON)                                                                     1,971,915
.........................................................................................................................
            93,100   RemedyTemp, Inc. Class A (NON)                                                            1,015,721
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,456,836
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (0.9%)
.........................................................................................................................
           243,900   Arris Group, Inc. (NON)                                                                   1,765,836
.........................................................................................................................
           147,400   Inter-Tel, Inc.                                                                           3,682,052
.........................................................................................................................
           192,700   Turnstone Systems, Inc.                                                                      22,161
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,470,049
------------------------------------------------------------------------------------------------------------------------
Computers (0.6%)
.........................................................................................................................
            50,800   Anixter International, Inc. (NON)                                                         1,314,704
.........................................................................................................................
           198,100   Iomega Corp.                                                                              1,184,638
.........................................................................................................................
            88,500   Symbol Technologies, Inc.                                                                 1,494,765
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,994,107
------------------------------------------------------------------------------------------------------------------------
Conglomerates (2.3%)
.........................................................................................................................
            52,100   AMETEK, Inc.                                                                              2,514,346
.........................................................................................................................
           115,200   Crane Co. (Australia)                                                                     3,541,248
.........................................................................................................................
           599,100   Walter Industries, Inc.                                                                   7,997,985
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,053,579
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (0.2%)
.........................................................................................................................
            82,200   AmeriCredit Corp. (NON)                                                                   1,309,446
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.6%)
.........................................................................................................................
           140,800   American Greetings Corp. Class A (NON)                                                    3,079,296
.........................................................................................................................
           113,900   Dial Corp. (The)                                                                          3,242,733
.........................................................................................................................
            77,000   Elizabeth Arden, Inc. (NON)                                                               1,533,840
.........................................................................................................................
           101,700   Rayovac Corp. (NON)                                                                       2,130,615
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,986,484
------------------------------------------------------------------------------------------------------------------------
Consumer Services (2.0%)
.........................................................................................................................
           870,900   Ikon Office Solutions, Inc.                                                              10,328,874
.........................................................................................................................
           386,600   Stewart Enterprises, Inc. Class A (NON)                                                   2,195,888
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,524,762
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.7%)
.........................................................................................................................
           564,650   Sierra Pacific Resources (NON)                                                            4,144,531
------------------------------------------------------------------------------------------------------------------------
Electrical Equipment (1.1%)
.........................................................................................................................
            37,300   C&D Technologies, Inc.                                                                      715,041
.........................................................................................................................
            99,200   Lincoln Electric Holdings, Inc.                                                           2,454,208
.........................................................................................................................
           161,100   Watsco, Inc.                                                                              3,661,803
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,831,052
------------------------------------------------------------------------------------------------------------------------
Electronics (2.6%)
.........................................................................................................................
           429,600   Agilysys, Inc.                                                                            4,790,040
.........................................................................................................................
           262,000   Avnet, Inc. (NON)                                                                         5,674,920
.........................................................................................................................
           197,100   Monolithic System Technology, Inc. (NON)                                                  1,685,205
.........................................................................................................................
           381,900   X-Rite, Inc.                                                                              4,323,108
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,473,273
------------------------------------------------------------------------------------------------------------------------
Energy (1.7%)
.........................................................................................................................
           176,900   Global Industries, Ltd. (NON)                                                               911,035
.........................................................................................................................
           118,500   GulfMark Offshore, Inc. (NON)                                                             1,659,000
.........................................................................................................................
            50,600   Hydril Co. (NON)                                                                          1,210,858
.........................................................................................................................
            41,000   National-Oilwell, Inc. (NON)                                                                916,760
.........................................................................................................................
           167,400   Newpark Resources, Inc. (NON)                                                               801,846
.........................................................................................................................
            42,700   Pride International, Inc. (NON)                                                             795,928
.........................................................................................................................
           131,200   Tidewater, Inc.                                                                           3,920,256
.........................................................................................................................
            30,700   Varco International, Inc. (NON)                                                             633,341
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,849,024
------------------------------------------------------------------------------------------------------------------------
Engineering & Construction (0.3%)
.........................................................................................................................
            36,500   EMCOR Group, Inc. (NON)                                                                   1,602,350
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.1%)
.........................................................................................................................
            20,200   Regal Entertainment Group Class A                                                           414,504
------------------------------------------------------------------------------------------------------------------------
Financial (1.2%)
.........................................................................................................................
           209,700   Advanta Corp. Class B                                                                     2,667,384
.........................................................................................................................
           155,300   Friedman, Billings, Ramsey Group, Inc.
                     Class A                                                                                   3,584,324
.........................................................................................................................
            57,800   Saxon Capital, Inc. (NON)                                                                 1,210,910
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,462,618
------------------------------------------------------------------------------------------------------------------------
Food (2.0%)
.........................................................................................................................
            69,400   Chiquita Brands International, Inc. (NON)                                                 1,563,582
.........................................................................................................................
           263,400   International Multifoods Corp. (NON)                                                      4,741,200
.........................................................................................................................
           275,900   Interstate Bakeries Corp.                                                                 3,926,057
.........................................................................................................................
            66,400   Ralcorp Holdings, Inc. (NON)                                                              2,082,304
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,313,143
------------------------------------------------------------------------------------------------------------------------
Health Care Services (2.7%)
.........................................................................................................................
            52,900   American Medical Security Group, Inc. (NON)                                               1,186,018
.........................................................................................................................
            41,700   AMERIGROUP Corp. (NON)                                                                    1,778,505
.........................................................................................................................
           745,800   Hooper Holmes, Inc.                                                                       4,609,044
.........................................................................................................................
            41,000   Pediatrix Medical Group, Inc. (NON)                                                       2,258,690
.........................................................................................................................
           177,100   PSS World Medical, Inc. (NON)                                                             2,137,597
.........................................................................................................................
            83,600   Sierra Health Services, Inc. (NON)                                                        2,294,820
.........................................................................................................................
            72,400   Sunrise Assisted Living, Inc. (NON)                                                       2,804,776
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,069,450
------------------------------------------------------------------------------------------------------------------------
Homebuilding (2.0%)
.........................................................................................................................
           270,100   Champion Enterprises, Inc. (NON)                                                          1,890,700
.........................................................................................................................
           856,000   Fleetwood Enterprises, Inc. (NON)                                                         8,782,560
.........................................................................................................................
            28,700   Meritage Corp. (NON)                                                                      1,903,097
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,576,357
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (1.1%)
.........................................................................................................................
            67,800   Furniture Brands International, Inc.                                                      1,988,574
.........................................................................................................................
           259,500   Haverty Furniture Cos., Inc.                                                              5,153,670
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,142,244
------------------------------------------------------------------------------------------------------------------------
Insurance (6.3%)
.........................................................................................................................
           145,500   AmerUs Group Co.                                                                          5,088,135
.........................................................................................................................
           316,200   Ceres Group, Inc. (NON)                                                                   1,846,608
.........................................................................................................................
            66,100   FBL Financial Group, Inc. Class A                                                         1,705,380
.........................................................................................................................
           550,450   Fremont General Corp.                                                                     9,308,110
.........................................................................................................................
            99,400   Hub International, Ltd. (Canada)                                                          1,665,944
.........................................................................................................................
            30,000   Navigators Group, Inc. (NON)                                                                926,100
.........................................................................................................................
            75,800   Philadelphia Consolidated Holding Corp. (NON)                                             3,701,314
.........................................................................................................................
           303,200   Presidential Life Corp.                                                                   3,990,112
.........................................................................................................................
            75,300   Stancorp Financial Group                                                                  4,734,864
.........................................................................................................................
            91,800   State Auto Financial Corp.                                                                2,147,202
.........................................................................................................................
            85,750   W.R. Berkley Corp.                                                                        2,996,963
.........................................................................................................................
            45,600   Zenith National Insurance Corp.                                                           1,484,280
------------------------------------------------------------------------------------------------------------------------
                                                                                                              39,595,012
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.7%)
.........................................................................................................................
           215,000   MCG Capital Corp.                                                                         4,192,500
------------------------------------------------------------------------------------------------------------------------
Leisure (0.7%)
.........................................................................................................................
           140,450   Brunswick Corp.                                                                           4,470,524
------------------------------------------------------------------------------------------------------------------------
Machinery (1.6%)
.........................................................................................................................
           261,700   DT Industries, Inc. (Private) (NON)                                                         321,891
.........................................................................................................................
           116,400   DT Industries, Inc. (NON)                                                                   143,172
.........................................................................................................................
            77,900   Gardner Denver, Inc. (NON)                                                                1,859,473
.........................................................................................................................
           710,100   Milacron, Inc. (NON)                                                                      2,961,117
.........................................................................................................................
            63,700   MSC Industrial Direct Co., Inc. Class A                                                   1,751,750
.........................................................................................................................
           135,300   Regal-Beloit Corp.                                                                        2,976,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,014,003
------------------------------------------------------------------------------------------------------------------------
Manufacturing (2.8%)
.........................................................................................................................
            55,900   Acuity Brands, Inc.                                                                       1,442,220
.........................................................................................................................
           158,000   GrafTech International, Ltd. (NON)                                                        2,133,000
.........................................................................................................................
            56,000   Griffon Corp. (NON)                                                                       1,134,560
.........................................................................................................................
           194,400   Kaman Corp.                                                                               2,474,712
.........................................................................................................................
           215,800   Stewart & Stevenson Services, Inc.                                                        3,031,990
.........................................................................................................................
           100,000   Watts Industries, Inc. Class A                                                            2,220,000
.........................................................................................................................
           138,900   York International Corp.                                                                  5,111,520
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,548,002
------------------------------------------------------------------------------------------------------------------------
Medical Technology (3.1%)
.........................................................................................................................
            65,400   Conmed Corp. (NON)                                                                        1,556,520
.........................................................................................................................
           133,400   Datascope Corp.                                                                           4,782,390
.........................................................................................................................
            20,000   Dionex Corp. (NON)                                                                          920,400
.........................................................................................................................
            45,500   Edwards Lifesciences Corp. (NON)                                                          1,368,640
.........................................................................................................................
            85,000   Hanger Orthopedic Group, Inc. (NON)                                                       1,323,450
.........................................................................................................................
            90,300   Mentor Corp.                                                                              2,172,618
.........................................................................................................................
           152,500   Meridian Bioscience, Inc.                                                                 1,590,575
.........................................................................................................................
           109,200   Serologicals Corp. (NON)                                                                  2,031,120
.........................................................................................................................
           112,090   Vital Signs, Inc.                                                                         3,665,343
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,411,056
------------------------------------------------------------------------------------------------------------------------
Metals (2.3%)
.........................................................................................................................
            60,900   Metal Management, Inc. (NON)                                                              2,249,037
.........................................................................................................................
            81,500   Quanex Corp.                                                                              3,757,150
.........................................................................................................................
            48,200   Reliance Steel & Aluminum Co.                                                             1,600,722
.........................................................................................................................
            98,800   Steel Dynamics, Inc. (NON)                                                                2,320,812
.........................................................................................................................
            55,500   Texas Industries, Inc.                                                                    2,053,500
.........................................................................................................................
            67,700   United States Steel Corp.                                                                 2,370,854
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,352,075
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (0.4%)
.........................................................................................................................
           144,300   Standard Register Co. (The)                                                               2,428,569
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (4.6%)
.........................................................................................................................
           107,000   Energy Partners, Ltd. (NON)                                                               1,487,300
.........................................................................................................................
           224,900   Magnum Hunter Resources, Inc. (NON)                                                       2,138,799
.........................................................................................................................
            40,600   Premcor, Inc. (NON)                                                                       1,055,600
.........................................................................................................................
            48,700   Quicksilver Resources, Inc. (NON)                                                         1,573,010
.........................................................................................................................
           866,800   Range Resources Corp.                                                                     8,191,260
.........................................................................................................................
           118,400   Remington Oil & Gas Corp. (NON)                                                           2,331,296
.........................................................................................................................
           134,400   St. Mary Land & Exploration Co.                                                           3,830,400
.........................................................................................................................
            95,000   Universal Compression Holdings, Inc. (NON)                                                2,485,200
.........................................................................................................................
           448,300   Vintage Petroleum, Inc.                                                                   5,393,049
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,485,914
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (1.8%)
.........................................................................................................................
           292,500   Alpharma, Inc. Class A                                                                    5,879,250
.........................................................................................................................
            77,500   Andrx Group (NON)                                                                         1,863,100
.........................................................................................................................
           148,500   Owens & Minor, Inc.                                                                       3,253,635
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,995,985
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.1%)
.........................................................................................................................
            24,500   Imation Corp.                                                                               861,175
------------------------------------------------------------------------------------------------------------------------
Publishing (0.4%)
.........................................................................................................................
           169,600   Playboy Enterprises, Inc. Class B (NON)                                                   2,740,736
------------------------------------------------------------------------------------------------------------------------
Railroads (0.1%)
.........................................................................................................................
            46,900   Rail America, Inc. (Private) (NON)                                                          553,420
------------------------------------------------------------------------------------------------------------------------
Real Estate (2.8%)
.........................................................................................................................
            51,800   Alexandria Real Estate Equities, Inc. (R)                                                 2,999,220
.........................................................................................................................
            56,500   American Financial Realty Trust (R)                                                         963,325
.........................................................................................................................
           123,600   Anworth Mortgage Asset Corp. (R)                                                          1,721,748
.........................................................................................................................
           116,900   Entertainment Properties Trust (R)                                                        4,057,599
.........................................................................................................................
           151,100   Getty Realty Corp. (R)                                                                    3,951,265
.........................................................................................................................
            82,900   Mills Corp. (R)                                                                           3,647,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,340,757
------------------------------------------------------------------------------------------------------------------------
Restaurants (1.0%)
.........................................................................................................................
            29,900   CBRL Group, Inc.                                                                          1,143,974
.........................................................................................................................
           189,000   Landry's Restaurants, Inc.                                                                4,861,080
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,005,054
------------------------------------------------------------------------------------------------------------------------
Retail (8.2%)
.........................................................................................................................
            35,600   Aaron Rents, Inc.                                                                           716,628
.........................................................................................................................
           207,800   Claire's Stores, Inc.                                                                     3,914,952
.........................................................................................................................
           201,550   Coldwater Creek, Inc. (NON)                                                               2,217,050
.........................................................................................................................
           125,800   CSK Auto Corp. (NON)                                                                      2,361,266
.........................................................................................................................
            54,000   Finlay Enterprises, Inc. (NON)                                                              763,020
.........................................................................................................................
            59,000   Gymboree Corp. (The) (NON)                                                                1,016,570
.........................................................................................................................
           168,100   Hughes Supply, Inc.                                                                       8,341,122
.........................................................................................................................
            63,800   Movie Gallery, Inc.                                                                       1,191,784
.........................................................................................................................
           109,500   Nash Finch Co.                                                                            2,446,230
.........................................................................................................................
           222,800   Nautilus Group, Inc.                                                                      3,130,340
.........................................................................................................................
           228,500   Nu Skin Enterprises, Inc. Class A                                                         3,905,065
.........................................................................................................................
            96,200   Payless Shoesource, Inc. (NON)                                                            1,289,080
.........................................................................................................................
           226,300   Pep Boys (The) - Manny, Moe, & Jack                                                       5,175,481
.........................................................................................................................
           318,000   Ruddick Corp.                                                                             5,692,200
.........................................................................................................................
            54,700   School Specialty, Inc. (NON)                                                              1,860,347
.........................................................................................................................
            70,700   ShopKo Stores, Inc. (NON)                                                                 1,078,175
.........................................................................................................................
           101,700   Sonic Automotive, Inc.                                                                    2,330,964
.........................................................................................................................
            68,600   Sports Authority, Inc. (The) (NON)                                                        2,634,240
.........................................................................................................................
            34,200   Stage Stores, Inc. (NON)                                                                    954,180
------------------------------------------------------------------------------------------------------------------------
                                                                                                              51,018,694
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.7%)
.........................................................................................................................
           221,300   Cohu, Inc.                                                                                4,237,895
.........................................................................................................................
           311,200   Helix Technology Corp.                                                                    6,404,496
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,642,391
------------------------------------------------------------------------------------------------------------------------
Shipping (2.1%)
.........................................................................................................................
           235,900   EGL, Inc. (NON)                                                                           4,142,404
.........................................................................................................................
           265,900   General Maritime Corp. (NON)                                                              4,679,840
.........................................................................................................................
           133,650   Stelmar Shipping, Ltd. (Greece)                                                           2,921,589
.........................................................................................................................
            76,400   Tsakos Energy Navigation, Ltd. (Norway)                                                   1,409,580
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,153,413
------------------------------------------------------------------------------------------------------------------------
Software (2.2%)
.........................................................................................................................
           138,175   Ascential Software Corp. (NON)                                                            3,582,878
.........................................................................................................................
            57,500   FileNET Corp. (NON)                                                                       1,557,100
.........................................................................................................................
            44,200   Hyperion Solutions Corp. (NON)                                                            1,332,188
.........................................................................................................................
            70,700   JDA Software Group, Inc. (NON)                                                            1,167,257
.........................................................................................................................
           271,400   Novell, Inc. (NON)                                                                        2,855,128
.........................................................................................................................
           177,800   S1 Corp. (NON)                                                                            1,431,290
.........................................................................................................................
           123,400   Verisity, Ltd. (NON)                                                                      1,573,350
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,499,191
------------------------------------------------------------------------------------------------------------------------
Technology Services (2.8%)
.........................................................................................................................
           164,200   Acxiom Corp. (NON)                                                                        3,049,194
.........................................................................................................................
           141,000   American Management Systems (NON)                                                         2,124,870
.........................................................................................................................
           161,343   Ciber, Inc. (Private) (NON)                                                               1,397,230
.........................................................................................................................
            15,000   Ciber, Inc. (NON)                                                                           129,900
.........................................................................................................................
           233,100   Digitas, Inc. (NON)                                                                       2,172,492
.........................................................................................................................
            50,500   Imagistics International, Inc. (NON)                                                      1,893,750
.........................................................................................................................
           250,400   MTS Systems Corp.                                                                         4,815,192
.........................................................................................................................
           104,200   Overland Storage, Inc. (NON)                                                              1,958,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                              17,541,588
------------------------------------------------------------------------------------------------------------------------
Telecommunications (1.0%)
.........................................................................................................................
           196,277   Earthlink, Inc. (NON)                                                                     1,962,770
.........................................................................................................................
            26,800   Equinix, Inc. (NON)                                                                         755,760
.........................................................................................................................
           162,700   General Communication, Inc. Class A (NON)                                                 1,415,490
.........................................................................................................................
           176,800   Primus Telecommunications GP (NON)                                                        1,799,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,933,844
------------------------------------------------------------------------------------------------------------------------
Textiles (2.0%)
.........................................................................................................................
           112,500   Kellwood Co.                                                                              4,612,500
.........................................................................................................................
           241,900   Phillips-Van Heusen Corp.                                                                 4,291,306
.........................................................................................................................
           186,400   Wolverine World Wide, Inc.                                                                3,798,830
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,702,636
------------------------------------------------------------------------------------------------------------------------
Toys (0.5%)
.........................................................................................................................
           144,600   Action Performance Cos., Inc.                                                             2,834,160
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.5%)
.........................................................................................................................
            81,000   Landstar Systems, Inc. (NON)                                                              3,081,240
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.3%)
.........................................................................................................................
            75,000   URS Corp. (NON)                                                                           1,875,750
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $463,411,164)                                                                    $619,945,032
------------------------------------------------------------------------------------------------------------------------
WARRANTS (--%) (a) (NON) (cost $23,492)
------------------------------------------------------------------------------------------------------------------------
Number of Warrants                                                                       Expiration Date           Value
.........................................................................................................................
            27,100   Magnum Hunter
                     Resources, Inc.                                                             3/21/05         $14,905
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.1%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $34,712,067   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                            $34,710,883
.........................................................................................................................
         3,044,665   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                     3,044,665
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $37,755,548)                                                                      $37,755,548
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $501,190,204)                                                                    $657,715,485
------------------------------------------------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Utilities Growth and Income Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (89.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Electric Utilities (56.5%)
.........................................................................................................................
            77,300   Alliant Energy Corp.                                                                     $1,924,770
.........................................................................................................................
           111,790   Ameren Corp.                                                                              5,142,340
.........................................................................................................................
           170,100   American Electric Power Co., Inc.                                                         5,189,751
.........................................................................................................................
           324,000   CenterPoint Energy, Inc.                                                                  3,139,560
.........................................................................................................................
           125,500   Consolidated Edison, Inc.                                                                 5,397,755
.........................................................................................................................
           269,121   Dominion Resources, Inc.                                                                 17,177,993
.........................................................................................................................
            73,627   DTE Energy Co.                                                                            2,900,904
.........................................................................................................................
           348,958   Duke Energy Corp. (SEG)                                                                   7,136,191
.........................................................................................................................
           796,081   Edison International                                                                     17,458,056
.........................................................................................................................
             9,200   Electrabel SA (Belgium)                                                                   2,891,248
.........................................................................................................................
           602,150   Electricidade de Portugal SA (Portugal)                                                   1,587,086
.........................................................................................................................
            36,270   Empire District Electric Co. (The)                                                          795,401
.........................................................................................................................
           208,786   Energy East Corp.                                                                         4,676,806
.........................................................................................................................
           349,196   Entergy Corp.                                                                            19,949,567
.........................................................................................................................
           316,900   Exelon Corp.                                                                             21,029,484
.........................................................................................................................
           253,200   FirstEnergy Corp.                                                                         8,912,640
.........................................................................................................................
           197,450   FPL Group, Inc.                                                                          12,917,179
.........................................................................................................................
            16,600   Hawaiian Electric Industries, Inc.                                                          786,342
.........................................................................................................................
            77,485   Iberdrola SA (Spain)                                                                      1,531,215
.........................................................................................................................
           892,653   PG&E Corp. (NON)                                                                         24,788,974
.........................................................................................................................
           129,784   Pinnacle West Capital Corp.                                                               5,193,956
.........................................................................................................................
            84,850   PPL Corp.                                                                                 3,712,188
.........................................................................................................................
           173,269   Progress Energy, Inc.                                                                     7,842,155
.........................................................................................................................
            69,110   Public Power Corp. 144A (Greece)                                                          1,708,231
.........................................................................................................................
            77,550   Public Power Corp. 144A GDR (Greece)                                                      1,821,004
.........................................................................................................................
            79,800   Public Service Enterprise Group, Inc.                                                     3,495,240
.........................................................................................................................
            60,749   Puget Energy, Inc.                                                                        1,444,004
.........................................................................................................................
            97,600   SCANA Corp.                                                                               3,342,800
.........................................................................................................................
         1,275,500   Sierra Pacific Resources (NON)                                                            9,362,170
.........................................................................................................................
           255,787   Southern Co. (The)                                                                        7,737,557
.........................................................................................................................
            56,600   TransAlta Corp. (Canada)                                                                    804,852
.........................................................................................................................
           320,270   TXU Corp.                                                                                 7,596,804
.........................................................................................................................
            80,800   Wisconsin Energy Corp.                                                                    2,702,760
.........................................................................................................................
            26,100   WPS Resources Corp.                                                                       1,206,603
.........................................................................................................................
           184,270   XCEL Energy, Inc.                                                                         3,128,905
------------------------------------------------------------------------------------------------------------------------
                                                                                                             226,432,491
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (6.4%)
.........................................................................................................................
           138,700   Equitable Resources, Inc.                                                                 5,953,004
.........................................................................................................................
                39   KeySpan Corp.                                                                                 1,435
.........................................................................................................................
            51,998   Kinder Morgan, Inc.                                                                       3,073,082
.........................................................................................................................
           119,900   MDU Resources Group, Inc.                                                                 2,854,819
.........................................................................................................................
            51,500   National Fuel Gas Co.                                                                     1,258,660
.........................................................................................................................
           189,931   NiSource, Inc.                                                                            4,167,086
.........................................................................................................................
            41,911   ONEOK, Inc.                                                                                 925,395
.........................................................................................................................
            23,000   Piedmont Natural Gas Co., Inc.                                                              999,580
.........................................................................................................................
            53,100   Questar Corp.                                                                             1,866,465
.........................................................................................................................
            61,600   Sempra Energy                                                                             1,851,696
.........................................................................................................................
            24,000   South Jersey Industries, Inc.                                                               972,000
.........................................................................................................................
            72,615   Vectren Corp.                                                                             1,789,960
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,713,182
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.4%)
.........................................................................................................................
            42,300   Enbridge, Inc. (Canada)                                                                   1,750,797
------------------------------------------------------------------------------------------------------------------------
Power Producers (0.3%)
.........................................................................................................................
           126,600   AES Corp. (The) (NON)                                                                     1,195,104
------------------------------------------------------------------------------------------------------------------------
Regional Bells (7.2%)
.........................................................................................................................
           175,354   BellSouth Corp.                                                                           4,962,518
.........................................................................................................................
           324,950   SBC Communications, Inc.                                                                  8,471,447
.........................................................................................................................
           108,510   Telus Corp. (Canada)                                                                      2,032,463
.........................................................................................................................
           377,910   Verizon Communications, Inc.                                                             13,257,083
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,723,511
------------------------------------------------------------------------------------------------------------------------
Telecommunications (18.4%)
.........................................................................................................................
            30,554   ALLTEL Corp.                                                                              1,423,205
.........................................................................................................................
            27,400   America Movil SA de CV ADR Ser. L
                     (Mexico)                                                                                    749,116
.........................................................................................................................
           344,639   AT&T Wireless Services, Inc. (NON)                                                        2,753,666
.........................................................................................................................
           571,346   BT Group PLC (United Kingdom)                                                             1,925,358
.........................................................................................................................
            75,298   CenturyTel, Inc.                                                                          2,456,221
.........................................................................................................................
           104,000   China Telecom Corp., Ltd. (China)                                                            42,870
.........................................................................................................................
           548,000   China Unicom, Ltd. (Hong Kong) (NON)                                                        511,813
.........................................................................................................................
            42,070   Cosmote Mobile Communications SA
                     (Greece)                                                                                    570,866
.........................................................................................................................
           384,874   Deutsche Telekom AG (Germany) (NON)                                                       7,057,201
.........................................................................................................................
           421,561   Koninklijke (Royal) KPN NV
                     (Netherlands) (NON)                                                                       3,253,579
.........................................................................................................................
            30,010   KT Corp. (South Korea)                                                                    1,123,800
.........................................................................................................................
               783   Nippon Telegraph and Telephone Corp.
                     (NTT) (Japan)                                                                             3,778,337
.........................................................................................................................
             2,356   NTT DoCoMo, Inc. (Japan)                                                                  5,343,550
.........................................................................................................................
         1,785,283   Olivetti SpA (Italy) (NON)                                                                5,290,838
.........................................................................................................................
           239,148   Portugal Telecom SGPS SA ADR
                     (Portugal)                                                                                2,396,263
.........................................................................................................................
            11,160   SK Telecom Co., Ltd. (South Korea)                                                        1,864,685
.........................................................................................................................
             6,100   Swisscom AG (Switzerland)                                                                 2,013,266
.........................................................................................................................
           323,768   Telecom Corp. of New Zealand, Ltd.
                     (New Zealand)                                                                             1,141,239
.........................................................................................................................
           419,413   Telecom Italia Mobile SpA (Italy)                                                         2,279,653
.........................................................................................................................
           388,036   Telefonica SA (Spain)                                                                     5,696,060
.........................................................................................................................
            22,759   Telefonos de Mexico SA de CV (Telmex)
                     ADR Class L (Mexico)                                                                        751,730
.........................................................................................................................
         8,597,795   Vodafone Group PLC (United Kingdom)                                                      21,316,414
------------------------------------------------------------------------------------------------------------------------
                                                                                                              73,739,730
------------------------------------------------------------------------------------------------------------------------
Water Utilities (0.7%)
.........................................................................................................................
           133,968   Philadelphia Suburban Corp.                                                               2,960,693
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $268,044,123)                                                                    $360,515,508
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (8.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
Cable Television (--%)
.........................................................................................................................
           $80,000   Rogers Cable Inc. sec. notes 6 1/4s,
                     2013 (Canada)                                                                               $80,600
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (3.5%)
.........................................................................................................................
           410,000   AEP Texas Central Co. sr. notes
                     Ser. D, 5 1/2s, 2013                                                                        420,005
.........................................................................................................................
           135,000   Alabama Power Co. sr. notes Ser. S,
                     5 7/8s, 2022                                                                                137,987
.........................................................................................................................
           145,000   Appalachian Power Co. notes 3.6s, 2008                                                      143,424
.........................................................................................................................
           355,000   Arizona Public Services Co. notes
                     6 1/2s, 2012                                                                                391,433
.........................................................................................................................
            25,000   CenterPoint Energy Houston Electric
                     LLC 144A general ref. mtge. 5 3/4s, 2014                                                     26,103
.........................................................................................................................
            45,000   CenterPoint Energy, Inc. 144A notes
                     7 1/4s, 2010                                                                                 48,716
.........................................................................................................................
           115,000   Cincinnati Gas & Electric bonds
                     Ser. B, 5 3/8s, 2033                                                                        103,303
.........................................................................................................................
            60,000   Cleveland Electric Illuminating Co.
                     (The) sec. notes Ser. D, 7.43s, 2009                                                         68,297
.........................................................................................................................
            40,000   Cleveland Electric Illuminating Co.
                     (The) 144A sr. notes 5.65s, 2013                                                             39,337
.........................................................................................................................
           270,000   Connecticut Light & Power Co.
                     1st mtge. Ser. D, 7 7/8s, 2024                                                              333,949
.........................................................................................................................
           450,000   Consolidated Edison Co. of New York
                     debs. Ser. B, 7.15s, 2009                                                                   526,111
.........................................................................................................................
            60,000   Constellation Energy Group, Inc.
                     notes 7s, 2012                                                                               67,884
.........................................................................................................................
           440,000   Constellation Energy Group, Inc. sr.
                     notes 6 1/8s, 2009                                                                          483,001
.........................................................................................................................
           380,000   Consumers Energy Co. 144A 1st. mtge.
                     5 3/8s, 2013                                                                                381,758
.........................................................................................................................
            25,000   Dayton Power & Light Co. (The) 144A
                     1st mtge. 5 1/8s, 2013                                                                       25,203
.........................................................................................................................
           818,000   Dominion Resources, Inc. sr. notes
                     8 1/8s, 2010                                                                                981,232
.........................................................................................................................
           425,000   DPL, Inc. sr. notes 6 7/8s, 2011                                                            442,000
.........................................................................................................................
           400,000   Duke Capital Corp. sr. notes Ser. A,
                     6 1/4s, 2005                                                                                420,254
.........................................................................................................................
           170,000   Duke Energy Corp. 1st mtge. 5.3s, 2015                                                      172,246
.........................................................................................................................
           180,000   Duquesne Light Co. 1st mtge. Ser. O,
                     6.7s, 2012                                                                                  200,935
.........................................................................................................................
           340,000   Entergy Arkansas Inc. 144A 1st mtge.
                     5.4s, 2018                                                                                  324,089
.........................................................................................................................
            55,000   Enterprise Capital Trust II company
                     guaranty FRB Ser. B, 2.383s, 2028                                                            48,683
.........................................................................................................................
           765,000   FirstEnergy Corp. notes Ser. B, 6.45s, 2011                                                 792,883
.........................................................................................................................
            40,000   FirstEnergy Corp. notes Ser. C,
                     7 3/8s, 2031                                                                                 40,919
.........................................................................................................................
           415,000   Florida Power & Light Co. 1st mtge.
                     5.95s, 2033                                                                                 425,080
.........................................................................................................................
           280,000   Florida Power & Light Co. 1st mtge.
                     5 5/8s, 2034                                                                                273,706
.........................................................................................................................
           325,000   Florida Power Corp. 1st mtge. 5.9s, 2033                                                    326,174
.........................................................................................................................
            95,000   Indianapolis Power & Light 144A
                     1st mtge. 6.3s, 2013                                                                         98,008
.........................................................................................................................
           625,000   Mission Energy Holding Co. sec. notes
                     13 1/2s, 2008                                                                               612,500
.........................................................................................................................
           230,000   Monongahela Power Co. 1st mtge.
                     5s, 2006                                                                                    234,025
.........................................................................................................................
           135,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 6s, 2006                                                          145,586
.........................................................................................................................
            10,000   National Rural Utilities Cooperative
                     Finance Corp. coll. trust 3s, 2006                                                           10,125
.........................................................................................................................
            70,000   Nevada Power Co. 144A 2nd mtge.
                     9s, 2013                                                                                     77,438
.........................................................................................................................
           155,000   New York State Electric & Gas Corp.
                     bonds 5 3/4s, 2023                                                                          149,183
.........................................................................................................................
           480,000   Niagara Mohawk Power Corp. sr. notes
                     Ser. G, 7 3/4s, 2008                                                                        557,031
.........................................................................................................................
           140,000   NiSource Finance Corp. company
                     guaranty 7 7/8s, 2010                                                                       166,515
.........................................................................................................................
           230,000   Oncor Electric Delivery Co. sec.
                     notes 6 3/8s, 2012                                                                          252,767
.........................................................................................................................
            45,000   PacifiCorp Sinking Fund 1st mtge.
                     5.45s, 2013                                                                                  46,687
.........................................................................................................................
            35,000   Panhandle Eastern Pipe Line 144A
                     notes 4.8s, 2008                                                                             36,062
.........................................................................................................................
           800,000   Peco Energy Co. 1st mtge. 4 3/4s, 2012                                                      796,706
.........................................................................................................................
            65,000   Pepco Holdings, Inc. notes 5 1/2s, 2007                                                      69,531
.........................................................................................................................
            90,000   Potomac Edison Co. 1st mtge. 8s, 2024                                                        89,550
.........................................................................................................................
           200,000   Power Receivable Finance LLC 144A
                     sr. notes 6.29s, 2012                                                                       208,540
.........................................................................................................................
            50,000   Powergen U.S. Funding, LLC company
                     guaranty 4 1/2s, 2004                                                                        50,909
.........................................................................................................................
           315,000   PP&L Capital Funding, Inc. company
                     guaranty Ser. D, 8 3/8s, 2007                                                               357,226
.........................................................................................................................
           160,000   Progress Energy, Inc. sr. notes 6 3/4s, 2006                                                173,464
.........................................................................................................................
           435,000   Progress Energy, Inc. sr. notes 6.05s, 2007                                                 466,993
.........................................................................................................................
           335,000   PSEG Power, LLC company guaranty
                     6.95s, 2012                                                                                 377,808
.........................................................................................................................
            35,000   Public Service Company of New Mexico
                     sr. notes 4.4s, 2008                                                                         35,497
.........................................................................................................................
           320,000   Public Service Electric & Gas Co.
                     1st mtge. FRN 6 3/8s, 2008                                                                  353,525
.........................................................................................................................
            35,000   Rochester Gas & Electric notes
                     6 3/8s, 2033                                                                                 35,527
.........................................................................................................................
           175,000   South Carolina Electric & Gas Co.
                     1st mtge. 5.8s, 2032                                                                        174,169
.........................................................................................................................
            85,000   Southern California Edison Co.
                     1st mtge. 8s, 2007                                                                           97,219
.........................................................................................................................
           225,000   Southern Power Co. 144A bonds
                     4 7/8s, 2015                                                                                214,446
.........................................................................................................................
           200,000   Southwestern Public Service Co. 144A
                     bonds 6s, 2033                                                                              196,983
.........................................................................................................................
           175,000   Tampa Electric Co. notes 6 7/8s, 2012                                                       193,682
.........................................................................................................................
           125,000   TXU Energy Co. sr. notes 7s, 2013                                                           138,250
.........................................................................................................................
            85,000   Western Resources, Inc. 1st mtge.
                     7 7/8s, 2007                                                                                 94,988
.........................................................................................................................
           120,000   Wisconsin Electric Power notes
                     4 1/2s, 2013                                                                                117,184
.........................................................................................................................
            50,000   XCEL Energy, Inc. sr. notes 3.4s, 2008                                                       48,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,321,686
------------------------------------------------------------------------------------------------------------------------
Natural Gas Utilities (0.2%)
.........................................................................................................................
            65,000   CenterPoint Energy Resources Corp.
                     debs. 8.9s, 2006                                                                             73,731
.........................................................................................................................
            80,000   CenterPoint Energy Resources Corp.
                     notes 7 3/4s, 2011                                                                           89,992
.........................................................................................................................
           145,000   Duke Energy Field Services, LLC notes
                     7 7/8s, 2010                                                                                169,876
.........................................................................................................................
            30,000   KeySpan Corp. notes 7 5/8s, 2010                                                             35,733
.........................................................................................................................
           170,000   National Fuel Gas Co. notes 5 1/4s, 2013                                                    174,188
.........................................................................................................................
           170,000   Texas Eastern Transmission LP sr. notes
                     7s, 2032                                                                                    188,087
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 731,607
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.2%)
.........................................................................................................................
           155,000   Canadian Natural Resources, Ltd.
                     sr. notes 5.45s, 2012 (Canada)                                                              160,906
.........................................................................................................................
           150,000   Louis Dreyfus Natural Gas Corp. notes
                     6 7/8s, 2007                                                                                165,861
.........................................................................................................................
           290,000   MidAmerican Energy Holdings Co.
                     sr. notes 4 5/8s, 2007                                                                      299,724
.........................................................................................................................
            60,000   Motiva Enterprises, LLC 144A
                     sr. notes 5.2s, 2012                                                                         61,226
.........................................................................................................................
            15,000   Noble Affiliates, Inc. sr. notes 8s, 2027                                                    17,472
------------------------------------------------------------------------------------------------------------------------
                                                                                                                 705,189
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.6%)
.........................................................................................................................
           150,000   Ameritech Capital Funding company
                     guaranty 6 1/4s, 2009                                                                       165,366
.........................................................................................................................
           240,000   Bellsouth Capital Funding notes
                     7 3/4s, 2010                                                                                283,598
.........................................................................................................................
            15,000   Michigan Bell Telephone Co. debs.
                     7.85s, 2022                                                                                  18,138
.........................................................................................................................
            90,000   Telus Corp. notes 8s, 2011 (Canada)                                                         105,236
.........................................................................................................................
           430,000   Telus Corp. notes 7 1/2s, 2007 (Canada)                                                     481,232
.........................................................................................................................
         1,045,000   Verizon Global Funding Corp. notes
                     7 1/4s, 2010                                                                              1,203,199
------------------------------------------------------------------------------------------------------------------------
                                                                                                               2,256,769
------------------------------------------------------------------------------------------------------------------------
Telecommunications (3.2%)
.........................................................................................................................
           600,000   AT&T Corp. sr. notes 8 3/4s, 2031                                                           701,138
.........................................................................................................................
           560,000   AT&T Corp. sr. notes 8.05s, 2011                                                            644,549
.........................................................................................................................
           150,000   AT&T Wireless Services, Inc. sr. notes
                     8 3/4s, 2031                                                                                185,074
.........................................................................................................................
         1,250,000   AT&T Wireless Services, Inc. sr. notes
                     7 7/8s, 2011                                                                              1,446,433
.........................................................................................................................
           160,000   British Telecommunications PLC bonds
                     8 7/8s, 2030 (United Kingdom)                                                               209,217
.........................................................................................................................
         1,045,000   British Telecommunications PLC notes
                     8 3/8s, 2010 (United Kingdom)                                                             1,271,611
.........................................................................................................................
           435,000   Cingular Wireless, LLC sr. notes
                     5 5/8s, 2006                                                                                466,607
.........................................................................................................................
           415,000   Citizens Communications Co. notes
                     9 1/4s, 2011                                                                                490,631
.........................................................................................................................
            35,000   Citizens Communications Co. sr. notes
                     7 5/8s, 2008                                                                                 38,323
.........................................................................................................................
           255,000   Deutsche Telekom International
                     Finance BV bonds 8 1/2s, 2010
                     (Netherlands)                                                                               308,325
.........................................................................................................................
         1,265,000   Deutsche Telekom International
                     Finance BV company guaranty 8 3/4s,
                     2030 (Netherlands)                                                                        1,596,898
.........................................................................................................................
           100,000   Deutsche Telekom International Finance
                     BV notes 5 1/4s, 2013 (Netherlands)                                                         101,022
.........................................................................................................................
           320,000   France Telecom notes 10s, 2031 (France)                                                     425,176
.........................................................................................................................
           680,000   France Telecom notes 7 3/4s,
                     2011 (France)                                                                               816,736
.........................................................................................................................
            65,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8 3/8s, 2030 (Netherlands)                                                             82,401
.........................................................................................................................
            35,000   Koninklijke (Royal) KPN NV sr. unsub.
                     notes 8s, 2010 (Netherlands)                                                                 41,869
.........................................................................................................................
         1,340,000   Sprint Capital Corp. company guaranty
                     7 5/8s, 2011                                                                              1,502,056
.........................................................................................................................
           630,000   Sprint Capital Corp. company guaranty
                     6 7/8s, 2028                                                                                614,774
.........................................................................................................................
           480,000   Sprint Capital Corp. company guaranty
                     6 1/8s, 2008                                                                                511,620
.........................................................................................................................
           100,000   Telecom Italia Capital 144A company
                     guaranty 6 3/8s, 2033 (Luxembourg)                                                          100,563
.........................................................................................................................
            50,000   Telecom Italia Capital 144A company
                     guaranty 5 1/4s, 2013 (Luxembourg)                                                           50,033
.........................................................................................................................
           145,000   Telecom Italia Capital 144A company
                     guaranty 4s, 2008 (Luxembourg)                                                              145,918
.........................................................................................................................
            75,000   United States Cellular Corp. notes
                     6.7s, 2033                                                                                   74,976
.........................................................................................................................
           710,000   Verizon Wireless, Inc. notes 5 3/8s, 2006                                                   757,089
.........................................................................................................................
            45,000   Vodafone Group PLC notes 7 7/8s, 2030
                     (United Kingdom)                                                                             55,280
.........................................................................................................................
           195,000   Vodafone Group PLC notes 7 5/8s, 2005
                     (United Kingdom)                                                                            207,884
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,846,203
------------------------------------------------------------------------------------------------------------------------
Telephone (0.8%)
.........................................................................................................................
         1,870,000   New England Telephone & Telegraph Co.
                     debs. 7 7/8s, 2029                                                                        2,235,428
.........................................................................................................................
            70,000   Telecorp PCS, Inc. company guaranty
                     stepped-coupon zero % (11 5/8s,
                     4/15/04), 2009 (STP)                                                                         73,327
.........................................................................................................................
           615,000   Telefonica Europe BV company guaranty
                     7 3/4s, 2010 (Netherlands)                                                                  730,149
------------------------------------------------------------------------------------------------------------------------
                                                                                                               3,038,904
------------------------------------------------------------------------------------------------------------------------
                     Total Corporate Bonds and Notes
                     (cost $32,237,695)                                                                      $33,980,958
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (--%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $27,895   Lehman Brothers Floating Rate
                     Commercial Mtg. Trust 144A FRB
                     Ser. 03-C4, Class A, 1.769s, 2015                                                           $27,895
.........................................................................................................................
            86,426   TIAA Real Estate CDO, Ltd. 144A
                     Ser. 99-1, Class A, 7.17s, 2032
                     (Cayman Islands)                                                                             94,049
------------------------------------------------------------------------------------------------------------------------
                     Total Collateralized Mortgage
                     Obligations (cost $123,730)                                                                $121,944
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%) (a) (cost $37,475)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
           $35,508   Federal National Mortgage Association
                     Pass-Through Certificates 7s, with
                     due dates from August 1, 2031 to
                     November 1, 2031                                                                            $37,596
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (7.4%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $22,841,546   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                            $22,840,767
.........................................................................................................................
         6,919,024   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                     6,919,024
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $29,759,791)                                                                      $29,759,791
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $330,202,814)                                                                    $424,415,797
------------------------------------------------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
------------------------------------------------------------------------------
Distribution of investments by country of issue at
December 31, 2003: (as a percentage of Portfolio Value)
------------------------------------------------------------------------------
Belgium                                                                   0.7%
...............................................................................
Canada                                                                    1.3
...............................................................................
Germany                                                                   1.7
...............................................................................
Greece                                                                    1.0
...............................................................................
Italy                                                                     1.8
...............................................................................
Japan                                                                     2.1
...............................................................................
Netherlands                                                               1.4
...............................................................................
Portugal                                                                  0.9
...............................................................................
South Korea                                                               0.7
...............................................................................
Spain                                                                     1.7
...............................................................................
Switzerland                                                               0.5
...............................................................................
United Kingdom                                                            5.9
...............................................................................
United States                                                            79.2
...............................................................................
Other                                                                     1.1
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


Forward Currency Contracts to Buy at December 31, 2003
(aggregate face value $6,551,001)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Appreciation
...............................................................................
Australian Dollar            $132,954     $126,023     3/17/04         $6,931
...............................................................................
British Pound               1,750,513    1,700,102     3/17/04         50,411
...............................................................................
Danish Krone                  243,492      233,161     3/17/04         10,331
...............................................................................
Hong Kong Dollar            1,565,158    1,565,122     3/17/04             36
...............................................................................
Japanese Yen                1,141,736    1,122,955     3/17/04         18,781
...............................................................................
Norwegian Krone               476,160      469,451     3/17/04          6,709
...............................................................................
Swedish Krona               1,399,881    1,334,187     3/17/04         65,694
------------------------------------------------------------------------------
                                                                     $158,893
------------------------------------------------------------------------------


Forward Currency Contracts to Sell at December 31, 2003
(aggregate face value $16,196,743)
------------------------------------------------------------------------------
                                         Aggregate    Delivery     Unrealized
                                Value   Face Value        Date   Depreciation
...............................................................................
Canadian Dollar            $3,660,466   $3,623,532     3/17/04       $(36,934)
...............................................................................
Euro                        9,619,106    9,203,666     3/17/04       (415,440)
...............................................................................
Japanese Yen                1,245,769    1,222,476     3/17/04        (23,293)
...............................................................................
Mexican Peso                  726,819      706,962     3/17/04        (19,857)
...............................................................................
New Zealand Dollar            358,000      353,150     3/17/04         (4,850)
...............................................................................
Swiss Franc                 1,134,662    1,086,957     3/17/04        (47,705)
------------------------------------------------------------------------------
                                                                    $(548,079)
------------------------------------------------------------------------------


Futures Contracts Outstanding at December 31, 2003
------------------------------------------------------------------------------
                                                                   Unrealized
                                         Aggregate  Expiration   Appreciation/
                                Value   Face Value        Date  (Depreciation)
...............................................................................
U.S. Long Treasury Bond
20 yr (Long)                 $765,188     $765,629      Mar-04          $(441)
...............................................................................
U.S. Treasury Note
5 yr (Short)                2,120,875    2,096,439      Mar-04        (24,436)
...............................................................................
U.S. Treasury Note
10 yr (Long)                  785,859      784,686      Mar-04          1,173
------------------------------------------------------------------------------
                                                                     $(23,704)
------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Vista Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (99.2%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.3%)
.........................................................................................................................
            50,100   ADVO, Inc.                                                                               $1,591,176
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (1.4%)
.........................................................................................................................
           130,400   Rockwell Collins, Inc.                                                                    3,915,912
.........................................................................................................................
            90,700   United Defense Industries, Inc. (NON)                                                     2,891,516
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,807,428
------------------------------------------------------------------------------------------------------------------------
Automotive (0.9%)
.........................................................................................................................
            21,100   Autoliv, Inc.                                                                               794,415
.........................................................................................................................
            57,600   Lear Corp.                                                                                3,532,608
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,327,023
------------------------------------------------------------------------------------------------------------------------
Banking (1.6%)
.........................................................................................................................
            20,000   Brookline Bancorp, Inc.                                                                     306,800
.........................................................................................................................
            55,200   Doral Financial Corp.                                                                     1,781,856
.........................................................................................................................
           111,700   Investors Financial Services Corp.                                                        4,290,397
.........................................................................................................................
            27,200   Zions Bancorp.                                                                            1,668,176
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,047,229
------------------------------------------------------------------------------------------------------------------------
Beverage (0.1%)
.........................................................................................................................
            10,600   Pepsi Bottling Group, Inc. (The)                                                            256,308
------------------------------------------------------------------------------------------------------------------------
Biotechnology (5.6%)
.........................................................................................................................
            62,200   Amylin Pharmaceuticals, Inc. (NON)                                                        1,382,084
.........................................................................................................................
           150,800   Biogen Idec, Inc. (NON)                                                                   5,546,424
.........................................................................................................................
            59,100   Celgene Corp. (NON)                                                                       2,660,682
.........................................................................................................................
            86,800   Genzyme Corp. (NON)                                                                       4,282,712
.........................................................................................................................
            72,600   Gilead Sciences, Inc. (NON)                                                               4,220,964
.........................................................................................................................
            93,500   Invitrogen Corp. (NON)                                                                    6,545,000
.........................................................................................................................
            74,800   MedImmune, Inc. (NON)                                                                     1,899,920
.........................................................................................................................
            35,500   Neurocrine Biosciences, Inc. (NON)                                                        1,936,170
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,473,956
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (1.0%)
.........................................................................................................................
            46,600   CDW Corp.                                                                                 2,691,616
.........................................................................................................................
            66,500   Choicepoint, Inc. (NON)                                                                   2,532,985
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,224,601
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (1.7%)
.........................................................................................................................
            67,600   Advanced Fibre Communications (NON)                                                       1,362,140
.........................................................................................................................
           199,200   Corning, Inc. (NON)                                                                       2,077,656
.........................................................................................................................
           119,000   Foundry Networks, Inc. (NON)                                                              3,255,840
.........................................................................................................................
            88,400   Juniper Networks, Inc. (NON)                                                              1,651,312
------------------------------------------------------------------------------------------------------------------------
                                                                                                               8,346,948
------------------------------------------------------------------------------------------------------------------------
Computers (2.6%)
.........................................................................................................................
            82,900   Lexmark International, Inc. (NON)                                                         6,519,256
.........................................................................................................................
           285,200   Network Appliance, Inc. (NON)                                                             5,855,156
.........................................................................................................................
           174,900   Sun Microsystems, Inc. (NON)                                                                785,301
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,159,713
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (2.5%)
.........................................................................................................................
           120,200   Capital One Financial Corp.                                                               7,367,058
.........................................................................................................................
            74,600   Nelnet, Inc. (NON)                                                                        1,671,040
.........................................................................................................................
           310,700   Providian Financial Corp. (NON)                                                           3,616,548
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,654,646
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (2.7%)
.........................................................................................................................
            34,800   Alberto-Culver Co. Class B                                                                2,195,184
.........................................................................................................................
           202,900   Dial Corp. (The)                                                                          5,776,563
.........................................................................................................................
           200,900   Yankee Candle Co., Inc. (The) (NON)                                                       5,490,597
------------------------------------------------------------------------------------------------------------------------
                                                                                                              13,462,344
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.9%)
.........................................................................................................................
            68,600   Alliance Data Systems Corp. (NON)                                                         1,898,848
.........................................................................................................................
            54,500   Getty Images, Inc. (Canada) (NON)                                                         2,732,085
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,630,933
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.7%)
.........................................................................................................................
            62,700   Entergy Corp.                                                                             3,582,051
------------------------------------------------------------------------------------------------------------------------
Electronics (9.3%)
.........................................................................................................................
         1,758,300   Agere Systems, Inc. Class A (NON)                                                         5,362,815
.........................................................................................................................
           198,000   Altera Corp. (NON)                                                                        4,494,600
.........................................................................................................................
            65,650   Benchmark Electronics, Inc. (NON)                                                         2,285,277
.........................................................................................................................
            42,800   Celestica, Inc. (Canada) (NON)                                                              644,996
.........................................................................................................................
           118,700   Integrated Circuit Systems, Inc. (NON)                                                    3,381,763
.........................................................................................................................
           146,600   Integrated Device Technology, Inc. (NON)                                                  2,517,122
.........................................................................................................................
            52,100   International Rectifier Corp. (NON)                                                       2,574,261
.........................................................................................................................
           106,000   Intersil Corp. Class A                                                                    2,634,100
.........................................................................................................................
            46,800   Linear Technology Corp.                                                                   1,968,876
.........................................................................................................................
            83,200   Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                           3,155,776
.........................................................................................................................
            77,100   QLogic Corp. (NON)                                                                        3,978,360
.........................................................................................................................
           118,200   SanDisk Corp. (NON)                                                                       7,226,748
.........................................................................................................................
            74,600   Silicon Laboratories, Inc. (NON)                                                          3,224,212
.........................................................................................................................
           127,800   Storage Technology Corp. (NON)                                                            3,290,850
------------------------------------------------------------------------------------------------------------------------
                                                                                                              46,739,756
------------------------------------------------------------------------------------------------------------------------
Entertainment (0.3%)
.........................................................................................................................
            63,100   Regal Entertainment Group Class A                                                         1,294,812
------------------------------------------------------------------------------------------------------------------------
Food (0.3%)
.........................................................................................................................
            49,660   Dean Foods Co. (NON)                                                                      1,632,324
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (1.9%)
.........................................................................................................................
            71,800   GTECH Holdings Corp.                                                                      3,553,382
.........................................................................................................................
           165,700   International Game Technology                                                             5,915,490
------------------------------------------------------------------------------------------------------------------------
                                                                                                               9,468,872
------------------------------------------------------------------------------------------------------------------------
Health Care Services (5.7%)
.........................................................................................................................
            37,000   AdvancePCS (NON)                                                                          1,948,420
.........................................................................................................................
            58,200   Anthem, Inc. (NON)                                                                        4,365,000
.........................................................................................................................
           133,900   Apria Healthcare Group, Inc. (NON)                                                        3,812,133
.........................................................................................................................
           214,200   Caremark Rx, Inc. (NON)                                                                   5,425,686
.........................................................................................................................
           193,090   Health Net, Inc. (NON)                                                                    6,314,043
.........................................................................................................................
            26,400   Quest Diagnostics, Inc.                                                                   1,930,104
.........................................................................................................................
            53,200   WellPoint Health Networks, Inc. (NON)                                                     5,159,868
------------------------------------------------------------------------------------------------------------------------
                                                                                                              28,955,254
------------------------------------------------------------------------------------------------------------------------
Homebuilding (1.4%)
.........................................................................................................................
            15,500   NVR, Inc. (NON)                                                                           7,223,000
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (1.0%)
.........................................................................................................................
            67,700   Whirlpool Corp.                                                                           4,918,405
------------------------------------------------------------------------------------------------------------------------
Insurance (1.4%)
.........................................................................................................................
            44,800   Everest Re Group, Ltd. (Barbados)                                                         3,790,080
.........................................................................................................................
            96,890   W.R. Berkley Corp.                                                                        3,386,306
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,176,386
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (3.4%)
.........................................................................................................................
            83,400   Ameritrade Holding Corp. Class A (NON)                                                    1,173,438
.........................................................................................................................
            53,400   Bear Stearns Co., Inc. (The)                                                              4,269,330
.........................................................................................................................
            66,500   Legg Mason, Inc.                                                                          5,132,470
.........................................................................................................................
            84,600   SEI Investments Co.                                                                       2,577,762
.........................................................................................................................
           162,600   Waddell & Reed Financial, Inc.                                                            3,814,596
------------------------------------------------------------------------------------------------------------------------
                                                                                                              16,967,596
------------------------------------------------------------------------------------------------------------------------
Leisure (0.5%)
.........................................................................................................................
            57,200   Harley-Davidson, Inc.                                                                     2,718,716
------------------------------------------------------------------------------------------------------------------------
Machinery (2.1%)
.........................................................................................................................
            68,500   Briggs & Stratton Corp.                                                                   4,616,900
.........................................................................................................................
            59,200   FLIR Systems, Inc. (NON)                                                                  2,160,800
.........................................................................................................................
            80,000   Toro Co. (The)                                                                            3,712,000
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,489,700
------------------------------------------------------------------------------------------------------------------------
Manufacturing (1.0%)
.........................................................................................................................
            47,200   Dover Corp.                                                                               1,876,200
.........................................................................................................................
            81,600   IDEX Corp.                                                                                3,393,744
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,269,944
------------------------------------------------------------------------------------------------------------------------
Medical Technology (6.0%)
.........................................................................................................................
           116,200   Biomet, Inc.                                                                              4,230,842
.........................................................................................................................
            76,900   C.R. Bard, Inc.                                                                           6,248,125
.........................................................................................................................
           189,400   Cytyc Corp. (NON)                                                                         2,606,144
.........................................................................................................................
            27,100   Guidant Corp.                                                                             1,631,420
.........................................................................................................................
            96,050   Inamed Corp. (NON)                                                                        4,616,163
.........................................................................................................................
            69,800   St. Jude Medical, Inc. (NON)                                                              4,282,230
.........................................................................................................................
            93,100   Zimmer Holdings, Inc. (NON)                                                               6,554,240
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,169,164
------------------------------------------------------------------------------------------------------------------------
Metals (0.4%)
.........................................................................................................................
            45,700   Freeport-McMoRan Copper & Gold, Inc.
                     Class B                                                                                   1,925,341
------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies (1.0%)
.........................................................................................................................
           119,000   Hon Industries, Inc.                                                                      5,155,080
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (2.1%)
.........................................................................................................................
            52,700   Burlington Resources, Inc.                                                                2,918,526
.........................................................................................................................
            93,500   EOG Resources, Inc.                                                                       4,316,895
.........................................................................................................................
            88,100   Noble Corp. (NON)                                                                         3,152,218
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,387,639
------------------------------------------------------------------------------------------------------------------------
Other (0.9%)
.........................................................................................................................
            55,615   Nasdaq-100 Index Tracking Stock                                                           2,027,723
.........................................................................................................................
            21,434   Midcap SPDR Trust Series 1                                                                2,259,144
------------------------------------------------------------------------------------------------------------------------
                                                                                                               4,286,867
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (4.2%)
.........................................................................................................................
            75,200   Allergan, Inc.                                                                            5,776,112
.........................................................................................................................
            58,700   Barr Pharmaceuticals, Inc. (NON)                                                          4,516,965
.........................................................................................................................
            58,100   Medicis Pharmaceutical Corp. Class A                                                      4,142,530
.........................................................................................................................
           263,150   Mylan Laboratories, Inc.                                                                  6,647,169
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,082,776
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (1.1%)
.........................................................................................................................
           141,100   Lexar Media, Inc. (NON)                                                                   2,459,373
.........................................................................................................................
           237,400   Xerox Corp. (NON)                                                                         3,276,120
------------------------------------------------------------------------------------------------------------------------
                                                                                                               5,735,493
------------------------------------------------------------------------------------------------------------------------
Publishing (0.8%)
.........................................................................................................................
           143,100   Marvel Enterprises, Inc. (NON)                                                            4,165,641
------------------------------------------------------------------------------------------------------------------------
Restaurants (2.4%)
.........................................................................................................................
            47,200   CBRL Group, Inc.                                                                          1,805,872
.........................................................................................................................
           214,900   Starbucks Corp. (NON)                                                                     7,104,594
.........................................................................................................................
            90,800   Yum! Brands, Inc. (NON)                                                                   3,123,520
------------------------------------------------------------------------------------------------------------------------
                                                                                                              12,033,986
------------------------------------------------------------------------------------------------------------------------
Retail (10.2%)
.........................................................................................................................
           114,200   Abercrombie & Fitch Co. Class A (NON)                                                     2,821,882
.........................................................................................................................
            66,090   Advance Auto Parts, Inc. (NON)                                                            5,379,726
.........................................................................................................................
            45,200   AutoZone, Inc. (NON)                                                                      3,851,492
.........................................................................................................................
           278,800   Claire's Stores, Inc.                                                                     5,252,592
.........................................................................................................................
           198,100   Dollar General Corp.                                                                      4,158,119
.........................................................................................................................
            34,600   Family Dollar Stores, Inc.                                                                1,241,448
.........................................................................................................................
            72,700   Michaels Stores, Inc.                                                                     3,213,340
.........................................................................................................................
           151,500   Office Depot, Inc. (NON)                                                                  2,531,565
.........................................................................................................................
            65,700   RadioShack Corp.                                                                          2,015,676
.........................................................................................................................
           127,550   Rent-A-Center, Inc. (NON)                                                                 3,811,194
.........................................................................................................................
           154,700   Ross Stores, Inc.                                                                         4,088,721
.........................................................................................................................
           383,700   Staples, Inc. (NON)                                                                      10,475,010
.........................................................................................................................
            45,900   Timberland Co. (The) Class A (NON)                                                        2,390,013
------------------------------------------------------------------------------------------------------------------------
                                                                                                              51,230,778
------------------------------------------------------------------------------------------------------------------------
Schools (1.2%)
.........................................................................................................................
            57,800   Apollo Group, Inc. Class A (NON)                                                          3,930,400
.........................................................................................................................
            57,900   Career Education Corp. (NON)                                                              2,320,053
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,250,453
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.2%)
.........................................................................................................................
            29,800   KLA-Tencor Corp. (NON)                                                                    1,748,366
.........................................................................................................................
           121,800   Lam Research Corp. (NON)                                                                  3,934,140
.........................................................................................................................
            23,361   Sigmatel, Inc. (NON)                                                                        576,549
------------------------------------------------------------------------------------------------------------------------
                                                                                                               6,259,055
------------------------------------------------------------------------------------------------------------------------
Software (9.3%)
.........................................................................................................................
           195,700   Adobe Systems, Inc.                                                                       7,691,010
.........................................................................................................................
           469,400   BMC Software, Inc. (NON)                                                                  8,754,310
.........................................................................................................................
           106,600   Electronic Arts, Inc. (NON)                                                               5,093,348
.........................................................................................................................
            82,300   Informatica Corp. (NON)                                                                     847,690
.........................................................................................................................
           108,000   Mercury Interactive Corp. (NON)                                                           5,253,120
.........................................................................................................................
           348,600   Siebel Systems, Inc. (NON)                                                                4,835,082
.........................................................................................................................
           278,000   Symantec Corp. (NON)                                                                      9,632,700
.........................................................................................................................
           124,300   VERITAS Software Corp. (NON)                                                              4,618,988
------------------------------------------------------------------------------------------------------------------------
                                                                                                              46,726,248
------------------------------------------------------------------------------------------------------------------------
Technology Services (3.6%)
.........................................................................................................................
            73,900   CACI International, Inc. Class A (NON)                                                    3,593,018
.........................................................................................................................
            98,300   Cognizant Technology Solutions Corp. (NON)                                                4,486,411
.........................................................................................................................
            53,600   Fiserv, Inc. (NON)                                                                        2,117,736
.........................................................................................................................
           114,600   SunGard Data Systems, Inc. (NON)                                                          3,175,566
.........................................................................................................................
           302,800   VeriSign, Inc. (NON)                                                                      4,935,640
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,308,371
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.9%)
.........................................................................................................................
           139,000   CenturyTel, Inc.                                                                          4,534,180
------------------------------------------------------------------------------------------------------------------------
Textiles (2.0%)
.........................................................................................................................
            38,400   Columbia Sportswear Co. (NON)                                                             2,092,800
.........................................................................................................................
            70,100   Kellwood Co.                                                                              2,874,100
.........................................................................................................................
            75,500   Mohawk Industries, Inc. (NON)                                                             5,325,770
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,292,670
------------------------------------------------------------------------------------------------------------------------
Toys (1.1%)
.........................................................................................................................
           291,800   Mattel, Inc.                                                                              5,622,986
------------------------------------------------------------------------------------------------------------------------
Waste Management (0.5%)
.........................................................................................................................
            54,900   Stericycle, Inc. (NON)                                                                    2,563,830
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $406,461,234)                                                                    $500,149,679
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.5%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $56,840,752   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     and due dates ranging from January 2,
                     2004 to January 16, 2004 (d)                                                            $56,838,813
.........................................................................................................................
         1,175,863   Short-term investments held in Putnam
                     commingled cash account with yields
                     ranging from 0.80% to 1.13% and due
                     dates ranging from January 2, 2004 to
                     February 25, 2004 (d)                                                                     1,175,863
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $58,014,676)                                                                      $58,014,676
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $464,475,910)                                                                    $558,164,355
------------------------------------------------------------------------------------------------------------------------

See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





Putnam VT Voyager Fund
The fund's portfolio
December 31, 2003

COMMON STOCKS (99.9%) (a)
------------------------------------------------------------------------------------------------------------------------
Number of Shares                                                                                                   Value
.........................................................................................................................
Advertising and Marketing Services (0.3%)
.........................................................................................................................
           109,900   Omnicom Group, Inc.                                                                      $9,597,567
------------------------------------------------------------------------------------------------------------------------
Aerospace and Defense (0.8%)
.........................................................................................................................
           110,800   L-3 Communications Holdings, Inc. (NON)                                                   5,690,688
.........................................................................................................................
           203,000   United Technologies Corp.                                                                19,238,310
------------------------------------------------------------------------------------------------------------------------
                                                                                                              24,928,998
------------------------------------------------------------------------------------------------------------------------
Airlines (0.1%)
.........................................................................................................................
           201,700   Southwest Airlines Co.                                                                    3,255,438
------------------------------------------------------------------------------------------------------------------------
Banking (1.3%)
.........................................................................................................................
           168,900   Doral Financial Corp.                                                                     5,452,092
.........................................................................................................................
           202,800   State Street Corp.                                                                       10,561,824
.........................................................................................................................
           349,300   U.S. Bancorp                                                                             10,402,154
.........................................................................................................................
           141,500   Wells Fargo & Co.                                                                         8,332,935
.........................................................................................................................
           132,100   Zions Bancorp.                                                                            8,101,693
------------------------------------------------------------------------------------------------------------------------
                                                                                                              42,850,698
------------------------------------------------------------------------------------------------------------------------
Beverage (2.3%)
.........................................................................................................................
           212,400   Anheuser-Busch Cos., Inc.                                                                11,189,232
.........................................................................................................................
           474,200   Coca-Cola Enterprises, Inc.                                                              10,370,754
.........................................................................................................................
         1,135,700   PepsiCo, Inc.                                                                            52,946,334
------------------------------------------------------------------------------------------------------------------------
                                                                                                              74,506,320
------------------------------------------------------------------------------------------------------------------------
Biotechnology (2.6%)
.........................................................................................................................
           815,100   Amgen, Inc. (NON)                                                                        50,373,180
.........................................................................................................................
           145,900   Amylin Pharmaceuticals, Inc. (NON)                                                        3,241,898
.........................................................................................................................
           110,500   Biogen Idec, Inc. (NON)                                                                   4,064,190
.........................................................................................................................
           129,500   Genentech, Inc. (NON)                                                                    12,117,315
.........................................................................................................................
           211,500   Genzyme Corp. (NON)                                                                      10,435,410
.........................................................................................................................
           106,100   Gilead Sciences, Inc. (NON)                                                               6,168,654
------------------------------------------------------------------------------------------------------------------------
                                                                                                              86,400,647
------------------------------------------------------------------------------------------------------------------------
Building Materials (0.3%)
.........................................................................................................................
           403,300   Masco Corp.                                                                              11,054,453
------------------------------------------------------------------------------------------------------------------------
Cable Television (1.1%)
.........................................................................................................................
           113,300   Comcast Corp. Class A (NON)                                                               3,724,171
.........................................................................................................................
           646,300   Comcast Corp. Class A (Special) (NON)                                                    20,216,264
.........................................................................................................................
           405,100   Echostar Communications Corp. Class A (NON)                                              13,773,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              37,713,835
------------------------------------------------------------------------------------------------------------------------
Chemicals (1.5%)
.........................................................................................................................
           589,200   3M Co.                                                                                   50,099,676
------------------------------------------------------------------------------------------------------------------------
Commercial and Consumer Services (0.4%)
.........................................................................................................................
            68,100   H&R Block, Inc.                                                                           3,770,697
.........................................................................................................................
           120,500   Iron Mountain, Inc. (NON)                                                                 4,764,570
.........................................................................................................................
           158,000   Paychex, Inc.                                                                             5,877,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              14,412,867
------------------------------------------------------------------------------------------------------------------------
Communications Equipment (5.6%)
.........................................................................................................................
           467,200   Avaya, Inc. (NON)                                                                         6,045,568
.........................................................................................................................
           493,600   CIENA Corp. (NON)                                                                         3,277,504
.........................................................................................................................
         4,535,000   Cisco Systems, Inc. (NON)                                                               110,155,150
.........................................................................................................................
           131,900   Harris Corp.                                                                              5,005,605
.........................................................................................................................
           544,200   Nokia OYJ ADR (Finland)                                                                   9,251,400
.........................................................................................................................
           973,700   QUALCOMM, Inc.                                                                           52,511,641
------------------------------------------------------------------------------------------------------------------------
                                                                                                             186,246,868
------------------------------------------------------------------------------------------------------------------------
Computers (5.0%)
.........................................................................................................................
         2,373,700   Dell, Inc. (NON)                                                                         80,610,852
.........................................................................................................................
           380,800   EMC Corp. (NON)                                                                           4,919,936
.........................................................................................................................
           501,300   IBM Corp.                                                                                46,460,484
.........................................................................................................................
           425,900   Lexmark International, Inc. (NON)                                                        33,492,776
------------------------------------------------------------------------------------------------------------------------
                                                                                                             165,484,048
------------------------------------------------------------------------------------------------------------------------
Conglomerates (5.0%)
.........................................................................................................................
         5,391,100   General Electric Co.                                                                    167,016,278
------------------------------------------------------------------------------------------------------------------------
Consumer Finance (3.4%)
.........................................................................................................................
           765,000   Capital One Financial Corp.                                                              46,886,850
.........................................................................................................................
         2,580,700   MBNA Corp.                                                                               64,130,395
------------------------------------------------------------------------------------------------------------------------
                                                                                                             111,017,245
------------------------------------------------------------------------------------------------------------------------
Consumer Goods (1.7%)
.........................................................................................................................
           560,300   Procter & Gamble Co.                                                                     55,962,764
------------------------------------------------------------------------------------------------------------------------
Consumer Services (0.1%)
.........................................................................................................................
            88,500   Getty Images, Inc. (Canada) (NON)                                                         4,436,505
------------------------------------------------------------------------------------------------------------------------
Containers (0.1%)
.........................................................................................................................
            77,600   Sealed Air Corp. (NON)                                                                    4,201,264
------------------------------------------------------------------------------------------------------------------------
Distribution (0.2%)
.........................................................................................................................
            55,900   Performance Food Group Co. (NON)                                                          2,021,903
.........................................................................................................................
           151,800   SYSCO Corp.                                                                               5,651,514
------------------------------------------------------------------------------------------------------------------------
                                                                                                               7,673,417
------------------------------------------------------------------------------------------------------------------------
Electric Utilities (0.9%)
.........................................................................................................................
           873,800   Edison International                                                                     19,162,434
.........................................................................................................................
           177,300   Entergy Corp.                                                                            10,129,149
------------------------------------------------------------------------------------------------------------------------
                                                                                                              29,291,583
------------------------------------------------------------------------------------------------------------------------
Electronics (9.6%)
.........................................................................................................................
           519,100   Altera Corp. (NON)                                                                       11,783,570
.........................................................................................................................
           166,700   Arrow Electronics, Inc. (NON)                                                             3,857,438
.........................................................................................................................
         6,034,800   Intel Corp.                                                                             194,320,560
.........................................................................................................................
           127,500   Intersil Corp. Class A                                                                    3,168,375
.........................................................................................................................
           119,900   Jabil Circuit, Inc. (NON)                                                                 3,393,170
.........................................................................................................................
           192,400   Linear Technology Corp.                                                                   8,094,268
.........................................................................................................................
           353,700   LSI Logic Corp. (NON)                                                                     3,137,319
.........................................................................................................................
           114,200   Marvell Technology Group, Ltd.
                     (Bermuda) (NON)                                                                           4,331,606
.........................................................................................................................
           428,400   PMC - Sierra, Inc. (NON)                                                                  8,632,260
.........................................................................................................................
           377,800   QLogic Corp. (NON)                                                                       19,494,480
.........................................................................................................................
           147,500   SanDisk Corp. (NON)                                                                       9,018,150
.........................................................................................................................
         1,673,900   Texas Instruments, Inc.                                                                  49,179,182
------------------------------------------------------------------------------------------------------------------------
                                                                                                             318,410,378
------------------------------------------------------------------------------------------------------------------------
Energy (0.1%)
.........................................................................................................................
           181,200   GlobalSantaFe Corp. (Cayman Islands)                                                      4,499,196
------------------------------------------------------------------------------------------------------------------------
Financial (3.4%)
.........................................................................................................................
           136,600   American Express Co.                                                                      6,588,218
.........................................................................................................................
           725,800   Citigroup, Inc.                                                                          35,230,332
.........................................................................................................................
           718,900   Fannie Mae                                                                               53,960,634
.........................................................................................................................
           314,200   Freddie Mac                                                                              18,324,144
------------------------------------------------------------------------------------------------------------------------
                                                                                                             114,103,328
------------------------------------------------------------------------------------------------------------------------
Gaming & Lottery (0.6%)
.........................................................................................................................
           158,800   GTECH Holdings Corp.                                                                      7,859,012
.........................................................................................................................
           231,200   Harrah's Entertainment, Inc.                                                             11,506,824
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,365,836
------------------------------------------------------------------------------------------------------------------------
Health Care Services (5.0%)
.........................................................................................................................
           175,900   AmerisourceBergen Corp.                                                                   9,876,785
.........................................................................................................................
            29,500   Anthem, Inc. (NON)                                                                        2,212,500
.........................................................................................................................
           382,700   Cardinal Health, Inc.                                                                    23,405,932
.........................................................................................................................
           257,300   Caremark Rx, Inc. (NON)                                                                   6,517,409
.........................................................................................................................
            64,000   Community Health Systems, Inc. (NON)                                                      1,701,120
.........................................................................................................................
           428,800   Coventry Health Care, Inc. (NON)                                                         27,653,312
.........................................................................................................................
            44,600   Express Scripts, Inc. Class A (NON)                                                       2,962,778
.........................................................................................................................
            90,100   Fisher Scientific International, Inc. (NON)                                               3,727,437
.........................................................................................................................
           245,000   Health Management Associates, Inc.                                                        5,880,000
.........................................................................................................................
           120,500   Henry Schein, Inc. (NON)                                                                  8,143,390
.........................................................................................................................
           142,800   IMS Health, Inc.                                                                          3,550,008
.........................................................................................................................
           115,800   Manor Care, Inc.                                                                          4,003,206
.........................................................................................................................
            46,000   McKesson Corp.                                                                            1,479,360
.........................................................................................................................
           228,800   Medco Health Solutions, Inc. (NON)                                                        7,776,912
.........................................................................................................................
            64,200   Mid Atlantic Medical Services, Inc. (NON)                                                 4,160,160
.........................................................................................................................
           133,400   Patterson Dental Co. (NON)                                                                8,558,944
.........................................................................................................................
           153,200   Steris Corp. (NON)                                                                        3,462,320
.........................................................................................................................
           396,200   UnitedHealth Group, Inc.                                                                 23,050,916
.........................................................................................................................
           126,400   Universal Health Services, Inc. Class B                                                   6,790,208
.........................................................................................................................
            55,400   WellChoice, Inc. (NON)                                                                    1,911,300
.........................................................................................................................
            86,700   WellPoint Health Networks, Inc. (NON)                                                     8,409,033
------------------------------------------------------------------------------------------------------------------------
                                                                                                             165,233,030
------------------------------------------------------------------------------------------------------------------------
Homebuilding (0.8%)
.........................................................................................................................
           235,400   D.R. Horton, Inc.                                                                        10,183,404
.........................................................................................................................
           172,900   Lennar Corp.                                                                             16,598,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              26,781,804
------------------------------------------------------------------------------------------------------------------------
Household Furniture and Appliances (0.6%)
.........................................................................................................................
           254,800   Whirlpool Corp.                                                                          18,511,220
------------------------------------------------------------------------------------------------------------------------
Insurance (1.7%)
.........................................................................................................................
           737,200   American International Group, Inc.                                                       48,861,616
.........................................................................................................................
           159,400   Fidelity National Financial, Inc.                                                         6,181,532
------------------------------------------------------------------------------------------------------------------------
                                                                                                              55,043,148
------------------------------------------------------------------------------------------------------------------------
Investment Banking/Brokerage (0.6%)
.........................................................................................................................
           663,600   Charles Schwab Corp. (The)                                                                7,857,024
.........................................................................................................................
           156,600   Merrill Lynch & Co., Inc.                                                                 9,184,590
.........................................................................................................................
           101,700   SEI Investments Co.                                                                       3,098,799
------------------------------------------------------------------------------------------------------------------------
                                                                                                              20,140,413
------------------------------------------------------------------------------------------------------------------------
Lodging/Tourism (0.8%)
.........................................................................................................................
            77,900   Marriott International, Inc. Class A                                                      3,598,980
.........................................................................................................................
           629,500   Royal Caribbean Cruises, Ltd. (Liberia)                                                  21,900,305
------------------------------------------------------------------------------------------------------------------------
                                                                                                              25,499,285
------------------------------------------------------------------------------------------------------------------------
Media (1.1%)
.........................................................................................................................
           194,800   Fox Entertainment Group, Inc. Class A (NON)                                               5,678,420
.........................................................................................................................
           136,100   InterActiveCorp. (NON)                                                                    4,617,873
.........................................................................................................................
         1,096,400   Liberty Media Corp. Class A (NON)                                                        13,036,196
.........................................................................................................................
           389,400   Time Warner, Inc. (NON)                                                                   7,005,306
.........................................................................................................................
           236,200   Walt Disney Co. (The)                                                                     5,510,546
------------------------------------------------------------------------------------------------------------------------
                                                                                                              35,848,341
------------------------------------------------------------------------------------------------------------------------
Medical Technology (2.5%)
.........................................................................................................................
            53,200   Beckman Coulter, Inc.                                                                     2,704,156
.........................................................................................................................
           346,700   Boston Scientific Corp. (NON)                                                            12,744,692
.........................................................................................................................
           335,800   Guidant Corp.                                                                            20,215,160
.........................................................................................................................
           749,100   Medtronic, Inc.                                                                          36,413,751
.........................................................................................................................
            57,000   St. Jude Medical, Inc. (NON)                                                              3,496,950
.........................................................................................................................
            87,800   Varian Medical Systems, Inc. (NON)                                                        6,066,980
------------------------------------------------------------------------------------------------------------------------
                                                                                                              81,641,689
------------------------------------------------------------------------------------------------------------------------
Metals (0.7%)
.........................................................................................................................
           531,600   Freeport-McMoRan Copper & Gold, Inc.
                     Class B                                                                                  22,396,308
------------------------------------------------------------------------------------------------------------------------
Oil & Gas (0.2%)
.........................................................................................................................
           113,700   Burlington Resources, Inc.                                                                6,296,706
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals (11.7%)
.........................................................................................................................
           956,200   Abbott Laboratories                                                                      44,558,920
.........................................................................................................................
           261,900   Allergan, Inc.                                                                           20,116,539
.........................................................................................................................
            60,900   Barr Pharmaceuticals, Inc. (NON)                                                          4,686,255
.........................................................................................................................
           296,200   Forest Laboratories, Inc. (NON)                                                          18,305,160
.........................................................................................................................
         1,726,000   Johnson & Johnson                                                                        89,165,160
.........................................................................................................................
           336,100   Merck & Co., Inc.                                                                        15,527,820
.........................................................................................................................
         4,512,900   Pfizer, Inc.                                                                            159,440,757
.........................................................................................................................
           796,000   Wyeth                                                                                    33,790,200
------------------------------------------------------------------------------------------------------------------------
                                                                                                             385,590,811
------------------------------------------------------------------------------------------------------------------------
Photography/Imaging (0.3%)
.........................................................................................................................
            59,100   Lexar Media, Inc. (NON)                                                                   1,030,113
.........................................................................................................................
           717,000   Xerox Corp. (NON)                                                                         9,894,600
------------------------------------------------------------------------------------------------------------------------
                                                                                                              10,924,713
------------------------------------------------------------------------------------------------------------------------
Regional Bells (0.3%)
.........................................................................................................................
           336,800   BellSouth Corp.                                                                           9,531,440
------------------------------------------------------------------------------------------------------------------------
Restaurants (0.6%)
.........................................................................................................................
            68,800   CBRL Group, Inc.                                                                          2,632,288
.........................................................................................................................
           345,200   Starbucks Corp. (NON)                                                                    11,412,312
.........................................................................................................................
           203,500   Yum! Brands, Inc. (NON)                                                                   7,000,400
------------------------------------------------------------------------------------------------------------------------
                                                                                                              21,045,000
------------------------------------------------------------------------------------------------------------------------
Retail (11.8%)
.........................................................................................................................
           234,000   Advance Auto Parts, Inc. (NON)                                                           19,047,600
.........................................................................................................................
           210,100   AutoZone, Inc. (NON)                                                                     17,902,621
.........................................................................................................................
           330,200   Bed Bath & Beyond, Inc. (NON)                                                            14,314,170
.........................................................................................................................
           408,300   Best Buy Co., Inc.                                                                       21,329,592
.........................................................................................................................
           193,500   Chico's FAS, Inc. (NON)                                                                   7,149,825
.........................................................................................................................
           199,400   Family Dollar Stores, Inc.                                                                7,154,472
.........................................................................................................................
           111,300   Federated Department Stores, Inc.                                                         5,245,569
.........................................................................................................................
         1,479,400   Home Depot, Inc. (The)                                                                   52,503,906
.........................................................................................................................
           260,200   Kohl's Corp. (NON)                                                                       11,693,388
.........................................................................................................................
           371,200   Kroger Co. (NON)                                                                          6,870,912
.........................................................................................................................
         1,099,500   Lowe's Companies, Inc.                                                                   60,901,305
.........................................................................................................................
            72,500   Michaels Stores, Inc.                                                                     3,204,500
.........................................................................................................................
           133,400   PETsMART, Inc.                                                                            3,174,920
.........................................................................................................................
           136,950   Rent-A-Center, Inc. (NON)                                                                 4,092,066
.........................................................................................................................
           925,000   Staples, Inc. (NON)                                                                      25,252,500
.........................................................................................................................
            55,200   Timberland Co. (The) Class A (NON)                                                        2,874,264
.........................................................................................................................
         1,111,600   TJX Cos., Inc. (The)                                                                     24,510,780
.........................................................................................................................
         1,893,700   Wal-Mart Stores, Inc.                                                                   100,460,785
.........................................................................................................................
           123,000   Williams-Sonoma, Inc. (NON)                                                               4,276,710
------------------------------------------------------------------------------------------------------------------------
                                                                                                             391,959,885
------------------------------------------------------------------------------------------------------------------------
Schools (1.3%)
.........................................................................................................................
           292,200   Apollo Group, Inc. Class A (NON)                                                         19,869,600
.........................................................................................................................
           587,000   Career Education Corp. (NON)                                                             23,521,090
------------------------------------------------------------------------------------------------------------------------
                                                                                                              43,390,690
------------------------------------------------------------------------------------------------------------------------
Semiconductor (1.7%)
.........................................................................................................................
         1,057,800   Applied Materials, Inc. (NON)                                                            23,747,610
.........................................................................................................................
           209,700   KLA-Tencor Corp. (NON)                                                                   12,303,099
.........................................................................................................................
           526,000   Lam Research Corp. (NON)                                                                 16,989,800
.........................................................................................................................
            81,000   Novellus Systems, Inc. (NON)                                                              3,406,050
------------------------------------------------------------------------------------------------------------------------
                                                                                                              56,446,559
------------------------------------------------------------------------------------------------------------------------
Software (7.6%)
.........................................................................................................................
           293,900   Adobe Systems, Inc.                                                                      11,550,270
.........................................................................................................................
           240,300   Computer Associates International, Inc.                                                   6,569,802
.........................................................................................................................
           106,500   Electronic Arts, Inc. (NON)                                                               5,088,570
.........................................................................................................................
           179,600   Macromedia, Inc. (NON)                                                                    3,204,064
.........................................................................................................................
            78,000   Mercury Interactive Corp. (NON)                                                           3,793,920
.........................................................................................................................
         5,936,300   Microsoft Corp.                                                                         163,485,702
.........................................................................................................................
         1,024,600   Oracle Corp. (NON)                                                                       13,524,720
.........................................................................................................................
         1,225,400   Symantec Corp. (NON)                                                                     42,460,110
.........................................................................................................................
            94,600   VERITAS Software Corp. (NON)                                                              3,515,336
------------------------------------------------------------------------------------------------------------------------
                                                                                                             253,192,494
------------------------------------------------------------------------------------------------------------------------
Technology Services (1.8%)
.........................................................................................................................
           382,000   Accenture, Ltd. Class A (Bermuda) (NON)                                                  10,054,240
.........................................................................................................................
           159,000   Affiliated Computer Services, Inc.
                     Class A (NON)                                                                             8,659,140
.........................................................................................................................
           153,300   Automatic Data Processing, Inc.                                                           6,072,213
.........................................................................................................................
            73,000   Cognizant Technology Solutions Corp. (NON)                                                3,331,720
.........................................................................................................................
           107,300   Convergys Corp. (NON)                                                                     1,873,458
.........................................................................................................................
           176,200   Fair, Isaac and Co., Inc.                                                                 8,661,992
.........................................................................................................................
           258,200   Fiserv, Inc. (NON)                                                                       10,201,482
.........................................................................................................................
           272,300   SunGard Data Systems, Inc. (NON)                                                          7,545,433
.........................................................................................................................
           216,900   VeriSign, Inc. (NON)                                                                      3,535,470
------------------------------------------------------------------------------------------------------------------------
                                                                                                              59,935,148
------------------------------------------------------------------------------------------------------------------------
Telecommunications (0.6%)
.........................................................................................................................
           426,200   CenturyTel, Inc.                                                                         13,902,644
.........................................................................................................................
           291,700   Sprint Corp. (FON Group)                                                                  4,789,714
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,692,358
------------------------------------------------------------------------------------------------------------------------
Textiles (0.5%)
.........................................................................................................................
           110,000   Liz Claiborne, Inc.                                                                       3,900,600
.........................................................................................................................
           287,600   Reebok International, Ltd.                                                               11,308,432
------------------------------------------------------------------------------------------------------------------------
                                                                                                              15,209,032
------------------------------------------------------------------------------------------------------------------------
Tobacco (1.0%)
.........................................................................................................................
           584,600   Altria Group, Inc.                                                                       31,813,932
------------------------------------------------------------------------------------------------------------------------
Toys (0.1%)
.........................................................................................................................
           123,100   Mattel, Inc.                                                                              2,372,137
------------------------------------------------------------------------------------------------------------------------
Transportation Services (0.2%)
.........................................................................................................................
            89,500   United Parcel Service, Inc. Class B                                                       6,672,225
------------------------------------------------------------------------------------------------------------------------
                     Total Common Stocks
                     (cost $2,729,333,359)                                                                $3,306,697,577
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (0.7%) (a)
------------------------------------------------------------------------------------------------------------------------
Principal Amount                                                                                                   Value
.........................................................................................................................
       $15,000,725   Short-term investments held as
                     collateral for loaned securities with
                     yields ranging from 0.88% to 1.10%
                     with due dates ranging from
                     January 2, 2004 to January 16, 2004 (d)                                                 $15,000,213
.........................................................................................................................
         9,633,091   Short-term investments held in
                     Putnam commingled cash account with
                     yields ranging from 0.80% to 1.13%
                     and due dates ranging from January 2,
                     2004 to February 25, 2004 (d)                                                             9,633,091
------------------------------------------------------------------------------------------------------------------------
                     Total Short-Term Investments
                     (cost $24,633,304)                                                                      $24,633,304
------------------------------------------------------------------------------------------------------------------------
                     Total Investments
                     (cost $2,753,966,663)                                                                $3,331,330,881
------------------------------------------------------------------------------------------------------------------------
See page 194 for Notes to the Portfolios.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.




PUTNAM VARIABLE TRUST

Notes to the Portfolios
December 31, 2003


  (a) Percentages indicated are based on net assets.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at December 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at December 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Independent auditors' report.

(DEF) Security is in default of principal and interest.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities by fund did not exceed 4.0% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion or all of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts on Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Income Fund, Putnam VT Investors Fund, Putnam VT New Opportunities Fund, Putnam VT Research Fund, and Putnam VT Utilities Growth and Income Fund at December 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Variable Rate Demand Notes (VRDN), Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at December 31, 2003.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL
      STATEMENTS.




PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003
                                                Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                                 American           Capital           Capital         Discovery         Putnam VT
                                               Government      Appreciation     Opportunities            Growth       Diversified
                                              Income Fund              Fund              Fund              Fund       Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                     $392,123,659       $46,769,085       $11,071,355       $54,931,750      $581,495,603
Cash                                            4,003,053           518,408                --             4,307         1,055,183
Foreign currency, at value (Note 1)                    --                --                --                --         2,384,433
Dividends, interest, and other
receivables                                     3,897,246            35,567             5,031            21,038         9,348,667
Receivable for shares of the fund sold              3,719            84,258             9,160             8,592             9,552
Receivable for securities sold                 48,016,807           274,573           160,525           897,550        16,156,967
Receivable for variation margin
(Note 1)                                           40,431                --                --                --                --
Receivable for open swap contracts
(Note 1)                                           64,188                --                --                --           878,950
Receivable for open forward currency
contracts (Note 1)                                     --                --                --                --         1,216,784
Receivable for closed forward currency
contracts (Note 1)                                     --                --                --                --           122,640
Foreign tax reclaim receivable                         --                --                --                --            11,241
...................................................................................................................................
Total assets                                  448,149,103        47,681,891        11,246,071        55,863,237       612,680,020
...................................................................................................................................
Liabilities
Payable for variation margin  (Note 1)                 --                --                --                --           258,730
Payable for securities purchased              $88,191,773         1,022,617           521,407           813,043        16,932,868
Payable for shares of the fund
repurchased                                     1,031,020            47,923             3,921            37,991           195,974
Payable for compensation of Manager
(Note 2)                                          599,258            23,097               912            32,474         1,023,946
Payable for investor servicing and
custodian fees (Note 2)                            35,898            15,388             7,392            12,245            71,479
Payable for Trustee compensation and
expenses (Note 2)                                  14,263             5,202                28            10,473            50,851
Payable for administrative services
(Note 2)                                              565               347                 3               373               894
Payable for distribution fees (Note 2)             23,153             4,195               953             7,386            29,891
Credit default contracts outstanding,
at value (Note 1)                                      --                --                --                --           180,878
Collateral on securities loaned, at
value (Note 1)                                         --         2,926,360                --                --         1,242,768
Payable for open forward currency
contracts (Note 1)                                     --                --                --                --         1,846,002
Payable for open swap contracts
(Note 1)                                           47,725                --                --                --            39,920
TBA sale commitments, at value (Note 1)        25,143,251                --                --                --                --
Other accrued expenses                             21,678             5,444             2,978            24,007            41,256
...................................................................................................................................
Total liabilities                             115,108,584         4,050,573           537,594           937,992        21,915,457
...................................................................................................................................
Net assets                                   $333,040,519       $43,631,318       $10,708,477       $54,925,245      $590,764,563
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)              $316,694,005       $43,972,428        $9,785,491       $60,208,950      $662,635,203
Undistributed net investment income
(loss) (Note 1)                                11,123,239                --                --                --        52,060,304
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                           3,396,412        (6,288,276)          111,190       (15,247,525)     (137,212,099)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     $1,826,863         5,947,166           811,796         9,963,820        13,281,155
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                  $333,040,519       $43,631,318       $10,708,477       $54,925,245      $590,764,563
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $225,290,014       $23,316,404        $5,971,931       $19,834,675      $449,120,761
Number of shares outstanding                   18,655,868         3,070,324           468,600         4,260,486        48,172,152
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $12.08             $7.59            $12.74             $4.66             $9.32
Computation of net asset value Class IB
Net Assets                                   $107,750,505       $20,314,914        $4,736,546       $35,090,570      $141,643,802
Number of shares outstanding                    8,966,785         2,689,450           372,281         7,594,885        15,335,855
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $12.02             $7.55            $12.72             $4.62             $9.24
...................................................................................................................................
Cost of investments (Note 1)                 $390,260,443       $40,821,919       $10,259,559       $44,967,930      $569,446,087
Cost of foreign currency (Note 1)                      --                --                --                --         2,289,758
Premiums received on credit default
contracts (Note 1)                                     --                --                --                --           225,702
Value of securities on loan (Note 1)                   --         2,830,565                --                --         1,213,000
Proceeds receivable on TBA sale
commitments (Note 1)                           25,059,452                --                --                --                --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003
                                                Putnam VT     Putnam VT The         Putnam VT         Putnam VT         Putnam VT
                                            Equity Income     George Putnam      Global Asset     Global Equity        Growth and
                                                     Fund    Fund of Boston   Allocation Fund              Fund       Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                      $62,421,792      $778,063,865      $481,344,582      $762,460,928    $5,763,629,607
Cash                                                   --         1,091,847            84,092                --         1,444,249
Foreign currency, at value (Note 1)                    --                --         2,555,186         1,068,972                --
Dividends, interest, and other
receivables                                        85,523         3,195,400         2,153,333         1,829,010         9,458,524
Receivable for shares of the fund sold            190,598           347,857            24,311            14,272            54,318
Receivable for securities sold                    119,578         8,928,819         4,380,976         2,121,196        20,136,096
Receivable for variation margin
(Note 1)                                               --            19,425           922,355           123,924                --
Receivable for open swap contracts
(Note 1)                                               --           473,397           551,583                --                --
Receivable for open forward currency
contracts (Note 1)                                     --            10,962         1,267,796           212,129                --
Receivable for closed forward currency
contracts (Note 1)                                     --                --           438,228                --                --
Credit default contracts outstanding,
at value (Note 1)                                                   247,820           114,983                --                --
Foreign tax reclaim receivable                         --             5,458            98,749           415,693                --
...................................................................................................................................
Total assets                                   62,817,491       792,384,850       493,936,174       768,246,124     5,794,722,794
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                       50                --                --            11,307                --
Payable for securities purchased                  758,437        58,630,665        31,547,553         3,613,601           286,145
Payable for shares of the fund
repurchased                                            15           444,010           496,847           444,679         4,250,357
Payable for compensation of Manager
(Note 2)                                           87,990         1,101,104           803,014         1,440,897         6,832,015
Payable for investor servicing and
custodian fees (Note 2)                            21,882            61,164           128,959            80,955           184,207
Payable for Trustee compensation and
expenses (Note 2)                                     724            31,064            71,191           141,397           342,730
Payable for administrative services
(Note 2)                                              347               909               588               965             3,042
Payable for distribution fees (Note 2)              4,393            52,711             6,948            15,659           170,559
Collateral on securities loaned, at
value (Note 1)                                         --         7,329,766         4,983,828        16,490,488         6,302,912
Payable for open forward currency
contracts (Note 1)                                     --                --         1,621,393           201,206                --
Payable for closed forward currency
contracts (Note 1)                                     --                --           274,473                --                --
Payable for open swap contracts
(Note 1)                                               --             9,609             3,875                --                --
Payable for closed swap contracts
(Note 1)                                               --            42,418                --                --                --
Credit default contracts outstanding,
at value (Note 1)                                      --           173,368            99,459                --                --
TBA sale commitments, at value (Note 1)                --         7,094,103         3,556,375                --                --
Other accrued expenses                              6,166            37,891            40,746            68,811           236,153
...................................................................................................................................
Total liabilities                                 880,004        75,008,782        43,635,249        22,509,965        18,608,120
...................................................................................................................................
Net assets                                    $61,937,487      $717,376,068      $450,300,925      $745,736,159    $5,776,114,674
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)               $56,233,889      $675,660,375      $503,711,842    $1,618,144,107    $5,352,203,049
Undistributed net investment income
(loss) (Note 1)                                     6,882        14,263,569        13,385,266        15,461,735        96,816,064
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                              43,473       (59,116,044)     (117,918,181)     (971,113,089)     (861,855,707)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                      5,653,243        86,568,168        51,121,998        83,243,406     1,188,951,268
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                   $61,937,487      $717,376,068      $450,300,925      $745,736,159    $5,776,114,674
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                    $39,133,251      $463,270,143      $417,712,506      $670,764,176    $4,947,556,462
Number of shares outstanding                    3,238,121        42,390,833        31,091,884        72,415,461       211,560,120
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $12.09            $10.93            $13.43             $9.26            $23.39
Computation of net asset value Class IB
Net Assets                                    $22,804,236      $254,105,925       $32,588,419       $74,971,983      $828,558,212
Number of shares outstanding                    1,888,473        23,352,013         2,422,330         8,155,307        35,619,525
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $12.08            $10.88            $13.45             $9.19            $23.26
...................................................................................................................................
Cost of investments (Note 1)                  $56,768,555      $691,519,135      $431,472,755      $680,094,863    $4,574,678,339
Cost of foreign currency (Note 1)                      --                --         2,315,721         1,025,022                --
Premiums paid on credit default
contracts (Note 1)                                     --           425,728           202,526                --                --
Premiums received on credit default
contracts (Note 1)                                     --           201,912           101,569                --                --
Value of securities on loan (Note 1)                   --         7,107,844         4,793,457        16,065,130         6,154,635
Proceeds receivable on TBA sale
commitments (Note 1)                                   --         7,065,645         3,542,108                --                --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003
                                                Putnam VT                                                               Putnam VT
                                                   Growth         Putnam VT         Putnam VT         Putnam VT     International
                                            Opportunities   Health Sciences        High Yield            Income            Equity
                                                     Fund              Fund              Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                      $76,506,430      $377,446,908      $741,753,315    $1,363,433,889      $979,890,778
Cash                                                   --           134,332         2,598,959         8,614,278                --
Foreign currency, at value (Note 1)                    --               108                --           395,000           173,100
Dividends, interest, and other
receivables                                        74,875           199,522        13,820,101         9,186,923         1,855,640
Receivable for shares of the fund sold              5,983            33,865           117,502            78,420           462,384
Receivable for securities sold                         --         2,259,341           532,101        80,383,666         5,096,610
Receivable for variation margin
(Note 1)                                               --                --                --           225,585                --
Receivable for open swap contracts
(Note 1)                                               --                --         1,829,979         1,898,444                --
Receivable for open forward currency
contracts (Note 1)                                     --           573,926             8,782                --         1,456,051
Receivable for closed forward currency
contracts (Note 1)                                     --           164,558                --                --                --
Credit default contracts outstanding,
at value (Note 1)                                      --                --                --         1,353,301                --
Foreign tax reclaim receivable                         --           170,016                --                --           921,675
...................................................................................................................................
Total assets                                   76,587,288       380,982,576       760,660,739     1,465,569,506       989,856,238
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                      370                --                --                --           354,128
Payable for securities purchased                       --                --         3,115,423       367,232,098         5,670,122
Payable for shares of the fund
repurchased                                        40,365            95,091           154,330           980,938         1,047,811
Payable for compensation of Manager
(Note 2)                                          133,189           626,363         1,261,245         1,592,382         1,752,746
Payable for investor servicing and
custodian fees (Note 2)                             6,432            26,958            59,052            71,155           222,290
Payable for Trustee compensation and
expenses (Note 2)                                  10,271            26,569            87,635            89,740            67,160
Payable for administrative services
(Note 2)                                              403               577               920             1,526               968
Payable for distribution fees (Note 2)              7,875            33,376            33,255            55,323           104,396
Collateral on securities loaned, at
value (Note 1)                                         --        18,370,831         2,137,645                --        25,499,776
Payable for open forward currency
contracts (Note 1)                                     --           630,946           369,764                --           366,095
Payable for closed forward currency
contracts (Note 1)                                     --            41,412            17,918                --           325,974
Payable for open swap contracts
(Note 1)                                               --                --                --            49,558                --
Credit default contracts outstanding,
at value (Note 1)                                      --                --                --            40,635                --
TBA sale commitments, at value (Note 1)                --                --                --        68,214,116                --
Other accrued expenses                             13,007            40,793            54,844            55,515            61,607
...................................................................................................................................
Total liabilities                                 211,912        19,892,916         7,292,031       438,382,986        35,473,073
...................................................................................................................................
Net assets                                    $76,375,376      $361,089,660      $753,368,708    $1,027,186,520      $954,383,165
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)              $172,597,712      $393,631,882    $1,080,677,625      $993,687,458    $1,066,699,805
Undistributed net investment income
(loss) (Note 1)                                    34,397         1,269,092        55,178,345        39,680,901        13,024,585
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                        (105,099,084)      (94,350,789)     (371,121,506)      (13,173,116)     (293,339,698)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                      8,842,351        60,539,475       (11,365,756)        6,991,277       167,998,473
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                   $76,375,376      $361,089,660      $753,368,708    $1,027,186,520      $954,383,165
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                    $38,469,549      $200,053,870      $594,299,323      $765,119,271      $444,328,538
Number of shares outstanding                    8,306,514        18,125,272        74,543,658        59,245,866        34,407,028
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                        $4.63            $11.04             $7.97            $12.91            $12.91
Computation of net asset value Class IB
Net Assets                                    $37,905,827      $161,035,790      $159,069,385      $262,067,249      $510,054,627
Number of shares outstanding                    8,257,476        14,676,827        20,044,141        20,408,969        39,694,412
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                        $4.59            $10.97             $7.94            $12.84            $12.85
...................................................................................................................................
Cost of investments (Note 1)                  $67,664,079      $316,878,946      $754,633,262    $1,357,355,208      $813,126,121
Cost of foreign currency (Note 1)                      --               102                --           305,608           187,059
Premiums paid on credit default
contracts (Note 1)                                     --                --                --         2,357,436                --
Premiums received on credit default
contracts (Note 1)                                     --                --                --            98,988                --
Value of securities on loan (Note 1)                   --        17,943,284         2,086,769                --        24,490,705
Proceeds receivable on TBA sale
commitments (Note 1)                                   --                --                --        67,953,927                --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003
                                                Putnam VT         Putnam VT
                                            International International New         Putnam VT         Putnam VT         Putnam VT
                                               Growth and     Opportunities         Investors     Mid Cap Value      Money Market
                                              Income Fund              Fund              Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                     $292,595,154      $242,825,334      $585,882,006       $23,333,509      $580,142,630
Cash                                               10,920                --                90                --            28,521
Foreign currency, at value (Note 1)                27,586            16,430                --                --                --
Dividends, interest, and other
receivables                                       543,900         1,783,792           463,934            32,867           434,246
Receivable for shares of the fund sold             13,800             7,054            13,311           338,298           179,138
Receivable for securities sold                         --           982,297         3,753,333         1,175,714                --
Receivable for variation margin
(Note 1)                                               --                --             8,858                --                --
Foreign tax reclaim receivable                    388,937           188,844            11,291                --                --
...................................................................................................................................
Total assets                                  293,580,297       245,803,751       590,132,823        24,880,388       580,784,535
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                       --            64,310                --                --                --
Payable for securities purchased                  150,474                --         1,539,715         1,649,909                --
Payable for shares of the fund
repurchased                                     1,872,071           309,646           332,105                81           515,723
Payable for compensation of Manager
(Note 2)                                          560,131           599,321           903,481             1,216           683,574
Payable for investor servicing and
custodian fees (Note 2)                            43,557            39,265            14,095            21,080            44,751
Payable for Trustee compensation and
expenses (Note 2)                                  31,819            30,545            38,074               337            41,474
Payable for administrative services
(Note 2)                                              614               606               883                 8               816
Payable for distribution fees (Note 2)             13,245            30,026            45,539             1,314            26,629
Collateral on securities loaned, at
value (Note 1)                                         --         1,862,720        14,110,806                --                --
Other accrued expenses                             19,830            34,908            54,177             3,846            24,495
...................................................................................................................................
Total liabilities                               2,691,741         2,971,347        17,038,875         1,677,791         1,337,462
...................................................................................................................................
Net assets                                   $290,888,556      $242,832,404      $573,093,948       $23,202,597      $579,447,073
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)              $325,553,649      $426,135,611      $973,334,271       $20,780,432      $579,431,922
Undistributed net investment income
(loss) (Note 1)                                 4,154,638         2,492,561         3,230,503                --                --
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                         (87,011,810)     (235,562,091)     (499,185,922)           90,008            15,151
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     48,192,079        49,766,323        95,715,096         2,332,157                --
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                  $290,888,556      $242,832,404      $573,093,948       $23,202,597      $579,447,073
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $227,237,406       $98,338,936      $353,033,255       $16,499,200      $457,943,330
Number of shares outstanding                   20,013,998         8,812,284        39,466,501         1,290,075       457,924,499
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $11.35            $11.16             $8.95            $12.79             $1.00
Computation of net asset value Class IB
Net Assets                                    $63,651,150      $144,493,468      $220,060,693        $6,703,397      $121,503,743
Number of shares outstanding                    5,627,246        13,003,513        24,703,899           524,472       121,507,423
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $11.31            $11.11             $8.91            $12.78             $1.00
...................................................................................................................................
Cost of investments (Note 1)                 $244,471,590      $193,100,252      $490,310,707       $21,001,352      $580,142,630
Cost of foreign currency (Note 1)                  26,594            16,363                --                --                --
Value of securities on loan (Note 1)                   --         1,788,618        13,734,061                --                --
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003
                                                Putnam VT                           Putnam VT
                                                      New         Putnam VT             OTC &         Putnam VT         Putnam VT
                                            Opportunities         New Value          Emerging          Research         Small Cap
                                                     Fund              Fund       Growth Fund              Fund        Value Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                   $2,010,126,395      $568,073,528      $116,375,757      $254,305,150      $657,715,485
Cash                                                   --            14,384                --                --           334,662
Foreign currency, at value (Note 1)                    --                --                --             3,273                --
Dividends, interest, and other
receivables                                       797,323           882,485            17,801           215,943           755,225
Receivable for shares of the fund sold            351,489           105,687            66,457             3,969           234,007
Receivable for securities sold                  1,945,932           299,857           300,184         2,341,250         1,557,365
Receivable for variation margin
(Note 1)                                            3,625                --                --            18,346                --
Receivable for open forward currency
contracts (Note 1)                                     --                --                --            29,449                --
Foreign tax reclaim receivable                         --                --                --            11,608                --
...................................................................................................................................
Total assets                                2,013,224,764       569,375,941       116,760,199       256,928,988       660,596,744
...................................................................................................................................
Liabilities
Payable to subcustodian (Note 2)                  643,890                --                --                --                --
Payable for securities purchased                4,773,640                --            32,493           844,182           718,090
Payable for shares of the fund
repurchased                                     1,893,697           216,776               402           125,032           785,382
Payable for compensation of Manager
(Note 2)                                        2,989,191           936,082           213,292           404,202         1,161,228
Payable for investor servicing and
custodian fees (Note 2)                            52,562            12,768            13,011            21,047            54,823
Payable for Trustee compensation and
expenses (Note 2)                                 199,725            29,645            22,594            21,841            17,836
Payable for administrative services
(Note 2)                                            1,737               868               547               584               868
Payable for distribution fees (Note 2)             36,365            30,330             9,183            26,002            68,789
Collateral on securities loaned, at
value (Note 1)                                         --         2,469,643                --         1,028,687        34,710,883
Payable for open forward currency
contracts (Note 1)                                     --                --                --           250,295                --
Other accrued expenses                            194,704            39,476            21,699            26,513            50,973
...................................................................................................................................
Total liabilities                              10,785,511         3,735,588           313,221         2,748,385        37,568,872
...................................................................................................................................
Net assets                                 $2,002,439,253      $565,640,353      $116,446,978      $254,180,603      $623,027,872
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)            $3,318,234,955      $503,243,902      $488,181,159      $344,817,132      $497,655,442
Undistributed net investment income
(loss) (Note 1)                                        --         5,620,702                --           379,628         3,145,432
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                      (1,619,210,127)      (59,409,812)     (387,742,764)     (120,559,301)      (34,298,283)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    303,414,425       116,185,561        16,008,583        29,543,144       156,525,281
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                $2,002,439,253      $565,640,353      $116,446,978      $254,180,603      $623,027,872
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                 $1,826,123,232      $416,273,120       $73,226,582      $128,359,711      $290,933,466
Number of shares outstanding                  118,380,935        29,029,625        13,161,941        12,074,293        15,957,439
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $15.43            $14.34             $5.56            $10.63            $18.23
Computation of net asset value Class IB
Net Assets                                   $176,316,021      $149,367,233       $43,220,396      $125,820,892      $332,094,406
Number of shares outstanding                   11,573,122        10,467,845         7,849,710        11,888,501        18,322,699
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $15.23            $14.27             $5.51            $10.58            $18.12
...................................................................................................................................
Cost of investments (Note 1)               $1,706,760,852      $451,887,967      $100,367,174      $224,750,870      $501,190,204
Cost of foreign currency (Note 1)                      --                --                --             3,225                --
Value of securities on loan (Note 1)                   --         2,414,930                --         1,006,182        33,131,026
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Assets and Liabilities (continued)
----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003
                                                Putnam VT
                                                Utilities         Putnam VT         Putnam VT
                                               Growth and             Vista           Voyager
                                              Income Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value
(Note 1)                                     $424,415,797      $558,164,355    $3,331,330,881
Cash                                                  102                --                --
Foreign currency, at value (Note 1)                     6                --                --
Dividends, interest, and other
receivables                                     1,038,237           154,662         2,799,252
Receivable for shares of the fund sold                 49             1,040            75,214
Receivable for securities sold                         --        10,619,102                --
Receivable for open forward currency
contracts (Note 1)                                158,893                --                --
Receivable for closed forward currency
contracts (Note 1)                                112,275                --                --
Foreign tax reclaim receivable                     38,772                --                --
...................................................................................................................................
Total assets                                  425,764,131       568,939,159     3,334,205,347
...................................................................................................................................
Liabilities
Payable to subcustodian  (Note 2)                      --            86,956            73,215
Payable for variation margin  (Note 1)                406                --                --
Payable for securities purchased                       --         6,367,948                --
Payable for shares of the fund
repurchased                                       325,592           637,072         4,260,509
Payable for compensation of Manager
(Note 2)                                          695,573           839,371         4,646,826
Payable for investor servicing and
custodian fees (Note 2)                            37,577            11,192           117,112
Payable for Trustee compensation and
expenses (Note 2)                                  80,013            31,979           280,512
Payable for administrative services
(Note 2)                                              610               868             2,824
Payable for distribution fees (Note 2)             10,052            51,150           105,877
Collateral on securities loaned, at
value (Note 1)                                 22,840,767        56,838,813        15,000,213
Payable for open forward currency
contracts (Note 1)                                548,079                --                --
Payable for closed forward currency
contracts (Note 1)                                  5,140                --                --
Other accrued expenses                             36,016            53,284           200,969
...................................................................................................................................
Total liabilities                              24,579,825        64,918,633        24,688,057
...................................................................................................................................
Net assets                                   $401,184,306      $504,020,526    $3,309,517,290
...................................................................................................................................
Represented by:
Paid-in capital (Notes 1 and 4)              $474,186,650      $959,728,494    $4,703,493,022
Undistributed net investment income
(loss) (Note 1)                                 9,808,553                --        12,935,187
Accumulated net realized gain (loss) on
investments and foreign currency
transactions (Note 1)                        (176,626,070)     (549,396,413)   (1,984,275,137)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     93,815,173        93,688,445       577,364,218
...................................................................................................................................
Total -- Representing net assets
applicable to capital shares
outstanding                                  $401,184,306      $504,020,526    $3,309,517,290
...................................................................................................................................
Computation of net asset value Class IA
Net Assets                                   $352,531,077      $263,268,104    $2,799,625,380
Number of shares outstanding                   30,833,552        24,881,251       107,266,190
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $11.43            $10.58            $26.10
Computation of net asset value Class IB
Net Assets                                    $48,653,229      $240,752,422      $509,891,910
Number of shares outstanding                    4,271,735        22,981,734        19,644,966
Net asset value, offering price and
redemption price per share (net assets
divided by number of shares
outstanding)                                       $11.39            $10.48            $25.96
...................................................................................................................................
Cost of investments (Note 1)                 $330,202,814      $464,475,910    $2,753,966,663
Cost of foreign currency (Note 1)                       5                --                --
Value of securities on loan (Note 1)           21,700,758        55,363,037        14,628,136
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Operations
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003
                                                Putnam VT         Putnam VT         Putnam VT         Putnam VT
                                                 American           Capital           Capital         Discovery         Putnam VT
                                               Government      Appreciation     Opportunities            Growth       Diversified
                                              Income Fund              Fund             Fund*            Fund**       Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                             $--          $336,184           $34,431          $170,127        $1,609,064
Interest                                       14,970,794             6,500             1,531            11,952        44,726,827
Securities lending                                     --             1,838                --                --               545
Less foreign taxes withheld                            --               (87)             (130)              (91)               --
...................................................................................................................................
Total investment income                        14,970,794           344,435            35,832           181,988        46,336,436
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                3,140,023           215,178            22,638           308,009         3,988,636
Investor servicing and custodian fees
(Note 2)                                          312,859            77,104            10,047            83,930           526,586
Trustee compensation and expenses
(Note 2)                                           19,378             8,537             1,729             9,790            24,779
Administrative services (Note 2)                    9,855             4,683                27             5,020            12,286
Distribution fees-Class IB (Note 2)               368,501            41,562             3,252            72,648           308,388
Reports to shareholders                            27,936             3,425               373            35,161            53,855
Auditing                                           30,012            25,073            25,310            17,219            76,984
Legal                                              16,800            13,163             7,721            13,246            32,636
Other                                              28,346             3,285               218             4,730            45,449
Fees waived and reimbursed by Manager
(Note 2)                                               --                --           (31,495)               --                --
...................................................................................................................................
Total expenses                                  3,953,710           392,010            39,820           549,753         5,069,599
...................................................................................................................................
Expense reduction (Note 2)                        (68,795)          (20,665)               --           (38,385)           (8,006)
...................................................................................................................................
Net expenses                                    3,884,915           371,345            39,820           511,368         5,061,593
...................................................................................................................................
Net investment income (loss)                   11,085,879           (26,910)           (3,988)         (329,380)       41,274,843
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                 2,725,154           749,374           333,126         1,289,390        13,987,634
Net realized gain (loss) on futures
contracts (Note 1)                                634,507                --                --                --        (1,862,008)
Net realized gain (loss) on swap
contracts (Note 1)                                252,697                --                --                --           797,320
Net realized gain (loss) on credit
default  contracts (Note 1)                            --                --                --                --            55,919
Net realized gain (loss) on written
options (Notes 1 and 3)                                --             7,020                --            11,094                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                         --                --                 4                --         1,975,442
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                        --                --                --               (96)          288,418
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year              (7,471,274)        6,746,633           811,796        10,952,999        49,796,769
...................................................................................................................................
Net gain (loss) on investments                 (3,858,916)        7,503,027         1,144,926        12,253,387        65,039,494
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      $7,226,963        $7,476,117        $1,140,938       $11,924,007      $106,314,337
----------------------------------------------------------------------------------------------------------------------------------

 * For the period from May 1, 2003 (commencement of operations) through December 31, 2003

** Formerly known as Putnam VT Voyager Fund II

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003
                                                Putnam VT     Putnam VT The         Putnam VT         Putnam VT         Putnam VT
                                            Equity Income     George Putnam      Global Asset     Global Equity        Growth and
                                                    Fund*    Fund of Boston   Allocation Fund              Fund       Income Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                        $422,076        $9,130,006        $4,975,401       $15,227,288      $126,353,999
Interest                                           22,763        10,276,279         7,767,197           148,698         1,439,899
Securities lending                                     --             7,029            65,747           116,118            68,375
Less foreign taxes withheld                        (1,318)          (25,975)         (207,408)       (1,003,170)          (96,562)
...................................................................................................................................
Total investment income                           443,521        19,387,339        12,600,937        14,488,934       127,765,711
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                  118,070         4,082,080         3,117,621         5,487,317        25,972,807
Investor servicing and custodian fees
(Note 2)                                           77,458           493,920           908,633           831,812         1,905,498
Trustee compensation and expenses
(Note 2)                                            2,610            25,347            17,800            30,003           101,618
Administrative services (Note 2)                    1,395            12,418             8,128            12,807            42,285
Distribution fees-Class IB (Note 2)                16,397           524,365            67,802           169,324         1,726,625
Reports to shareholders                             5,021            34,504            53,720            58,223           239,382
Auditing                                           25,370            57,827            67,296            60,862            79,191
Legal                                               7,820            18,524            16,775            16,268            59,132
Other                                               1,050            49,314            38,354            86,454           348,408
Fees waived and reimbursed by Manager
(Note 2)                                          (48,065)               --                --                --                --
...................................................................................................................................
Total expenses                                    207,126         5,298,299         4,296,129         6,753,070        30,474,946
...................................................................................................................................
Expense reduction (Note 2)                         (1,367)         (109,615)         (170,313)         (700,866)         (797,417)
...................................................................................................................................
Net expenses                                      205,759         5,188,684         4,125,816         6,052,204        29,677,529
...................................................................................................................................
Net investment income (loss)                      237,762        14,198,655         8,475,121         8,436,730        98,088,182
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                   117,024       (10,630,979)        6,786,519         2,243,116      (199,712,954)
Net realized gain (loss) on futures
contracts (Note 1)                                     --        (2,065,469)      (14,141,718)        2,734,990         7,181,273
Net realized gain (loss) on swap
contracts (Note 1)                                     --           (21,082)        1,687,012                --                --
Net realized gain (loss) on written
options (Notes 1 and 3)                                --            28,384             5,873                --           238,541
Net realized gain (loss) on credit
default  contracts (Note 1)                            --           (53,202)          255,314                --                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                          6            23,809         2,934,704         6,466,206               114
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                         6            12,667           453,519           527,294                --
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year               5,653,237       104,303,497        82,169,248       164,174,641     1,418,968,741
...................................................................................................................................
Net gain (loss) on investments                  5,770,273        91,597,625        80,150,471       176,146,247     1,226,675,715
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      $6,008,035      $105,796,280       $88,625,592      $184,582,977    $1,324,763,897
----------------------------------------------------------------------------------------------------------------------------------

* For the period from May 1, 2003 (commencement of operations) through December 31, 2003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003
                                                Putnam VT                                                               Putnam VT
                                                   Growth         Putnam VT         Putnam VT         Putnam VT     International
                                            Opportunities   Health Sciences        High Yield            Income            Equity
                                                     Fund              Fund              Fund              Fund             Fund*
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                        $730,206        $4,204,921        $3,428,988               $--       $21,135,799
Interest                                           15,529            71,998        63,470,092        47,815,291           149,183
Securities lending                                    525            16,048             1,180                --           252,201
Less foreign taxes withheld                            --          (172,398)               --                --        (2,485,717)
...................................................................................................................................
Total investment income                           746,260         4,120,569        66,900,260        47,815,291        19,051,466
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                  487,805         2,436,291         4,676,407         6,599,963         6,181,201
Investor servicing and custodian fees
(Note 2)                                           96,314           312,805           462,386           633,314         1,188,692
Trustee compensation and expenses
(Note 2)                                           11,255            16,445            26,461            41,021            28,315
Administrative services (Note 2)                    5,527             7,966            12,640            21,079            13,241
Distribution fees-Class IB (Note 2)                84,941           351,956           294,480           604,434           981,095
Reports to shareholders                            15,520            62,135            62,970            54,052            84,015
Auditing                                           27,412            25,306            66,064            80,701            47,121
Legal                                              13,486            13,642            58,506            55,660            19,742
Other                                               9,104            34,926            54,638            72,982            67,128
...................................................................................................................................
Total expenses                                    751,364         3,261,472         5,714,552         8,163,206         8,610,550
...................................................................................................................................
Expense reduction (Note 2)                        (39,501)         (106,424)          (10,888)          (36,913)         (369,559)
...................................................................................................................................
Net expenses                                      711,863         3,155,048         5,703,664         8,126,293         8,240,991
...................................................................................................................................
Net investment income (loss)                       34,397           965,521        61,196,596        39,688,998        10,810,475
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                (4,411,738)      (11,743,633)      (14,105,938)       18,651,788       (64,909,423)+
Net realized gain (loss) on futures
contracts (Note 1)                                     --          (249,204)               --        (2,964,367)               --
Net realized gain (loss) on swap
contracts (Note 1)                                     --                --         1,365,006           164,787                --
Net realized gain (loss) on written
options (Notes 1 and 3)                             7,233           102,148                --                --                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                         --         1,087,881          (710,318)               --         2,371,907
Net realized gain (loss) on credit
default contracts (Note 1)                             --                --                --          (155,162)               --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                       (21)         (862,172)         (302,771)           68,062         1,184,249
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year              18,885,319        69,278,063       115,876,600        (4,998,957)      270,664,535
...................................................................................................................................
Net gain (loss) on investments                 14,480,793        57,613,083       102,122,579        10,766,151       209,311,268
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     $14,515,190       $58,578,604      $163,319,175       $50,455,149      $220,121,743
----------------------------------------------------------------------------------------------------------------------------------

*Formerly known as Putnam VT International Growth Fund

+ Net of foreign tax of $107,314

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003
                                                Putnam VT         Putnam VT
                                            International International New         Putnam VT         Putnam VT         Putnam VT
                                               Growth and     Opportunities         Investors     Mid Cap Value      Money Market
                                              Income Fund              Fund              Fund             Fund*              Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                      $7,497,866        $5,091,736        $7,476,423          $134,697               $--
Interest                                           35,461            22,936            56,883             5,953         9,498,768
Securities lending                                 12,767           116,798            20,408                --                --
Less foreign taxes withheld                      (886,908)         (576,127)          (23,541)               --                --
...................................................................................................................................
Total investment income                         6,659,186         4,655,343         7,530,173           140,650         9,498,768
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                2,025,812         2,184,720         3,415,254            49,511         3,134,965
Investor servicing and custodian fees
(Note 2)                                          425,264           401,657           335,753            48,977           402,150
Trustee compensation and expenses
(Note 2)                                           17,892            17,723            23,315             1,314            23,636
Administrative services (Note 2)                    8,418             8,296            11,051                42            11,381
Distribution fees-Class IB (Note 2)               127,879           318,686           478,910             4,654           357,958
Reports to shareholders                            39,612            64,328            59,137               989            23,541
Auditing                                           35,226            35,250            31,168            25,325            47,297
Legal                                              15,038            14,762            18,117             7,742            18,762
Other                                              27,198            24,306            59,638               624            37,945
Fees waived and reimbursed by Manager
(Note 2)                                               --                --                --           (56,722)               --
...................................................................................................................................
Total expenses                                  2,722,339         3,069,728         4,432,343            82,456         4,057,635
...................................................................................................................................
Expense reduction (Note 2)                       (207,683)         (271,127)         (175,364)             (898)           (4,448)
...................................................................................................................................
Net expenses                                    2,514,656         2,798,601         4,256,979            81,558         4,053,187
...................................................................................................................................
Net investment income (loss)                    4,144,530         1,856,742         3,273,194            59,092         5,445,581
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                                 3,020,514        13,587,559         8,646,886           211,495             1,746
Net realized gain (loss) on futures
contracts (Note 1)                                     --                --          (420,679)               --                --
Net realized gain (loss) on written
options (Notes 1 and 3)                                --                --           445,665                --                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                     68,228           676,560               194                --                --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                    (3,059)           10,948                --                --                --
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year              77,532,007        48,367,977       116,627,327         2,332,157                --
...................................................................................................................................
Net gain (loss) on investments                 80,617,690        62,643,044       125,299,393         2,543,652             1,746
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     $84,762,220       $64,499,786      $128,572,587        $2,602,744        $5,447,327
----------------------------------------------------------------------------------------------------------------------------------

* For the period from May 1, 2003 (commencement of operations) through December 31, 2003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003
                                                Putnam VT                           Putnam VT
                                                      New         Putnam VT             OTC &         Putnam VT         Putnam VT
                                            Opportunities         New Value          Emerging          Research         Small Cap
                                                     Fund              Fund       Growth Fund              Fund        Value Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                      $9,387,444        $9,348,318          $203,468        $3,609,189        $7,622,949
Interest                                          491,295           344,509            27,472            22,124           147,594
Securities lending                                     --            16,992                --            34,684           117,508
Less foreign taxes withheld                       (14,604)               --              (300)          (34,066)          (10,485)
...................................................................................................................................
Total investment income                         9,864,135         9,709,819           230,640         3,631,931         7,877,566
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)               11,177,975         3,392,243           742,748         1,508,059         3,797,669
Investor servicing and custodian fees
(Note 2)                                          766,280           281,984           109,330           199,417           361,979
Trustee compensation and expenses
(Note 2)                                           50,313            18,512            13,991            16,447            17,417
Administrative services (Note 2)                   24,053             9,539             6,221             8,041             9,678
Distribution fees-Class IB (Note 2)               361,935           288,498            94,349           272,964           613,148
Reports to shareholders                           340,218            45,630            22,176            33,799            70,445
Auditing                                           56,760            26,833            21,065            26,782            27,963
Legal                                              29,023            17,002            13,775            14,863            20,754
Other                                             162,968            43,392            20,427            27,052            36,105
...................................................................................................................................
Total expenses                                 12,969,525         4,123,633         1,044,082         2,107,424         4,955,158
...................................................................................................................................
Expense reduction (Note 2)                       (603,151)         (150,355)          (56,749)          (93,954)         (182,370)
...................................................................................................................................
Net expenses                                   12,366,374         3,973,278           987,333         2,013,470         4,772,788
...................................................................................................................................
Net investment income (loss)                   (2,502,239)        5,736,541          (756,693)        1,618,461         3,104,778
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                               (76,481,000)       (4,428,487)        4,826,925         1,743,762         4,044,168
Net realized gain (loss) on futures
contracts (Note 1)                                403,068           (16,537)           19,496            96,993                --
Net realized gain (loss) on written
options (Notes 1 and 3)                            19,977                --            39,056            22,360                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                        154                --                --        (1,506,753)               --
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                       207                --                --            76,952                48
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year             611,671,880       139,892,603        27,703,495        51,100,300       194,328,751
...................................................................................................................................
Net gain (loss) on investments                535,614,286       135,447,579        32,588,972        51,533,614       198,372,967
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                    $533,112,047      $141,184,120       $31,832,279       $53,152,075      $201,477,745
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Operations (continued)
----------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2003
                                                Putnam VT
                                                Utilities         Putnam VT         Putnam VT
                                               Growth and             Vista           Voyager
                                              Income Fund              Fund              Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment income
Dividends                                     $11,332,255        $2,222,487       $32,784,193
Interest                                        2,787,688           110,556           215,607
Securities lending                                 63,648            63,823            71,314
Less foreign taxes withheld                      (196,280)           (2,488)               (2)
...................................................................................................................................
Total investment income                        13,987,311         2,394,378        33,071,112
...................................................................................................................................
Expenses
Compensation of Manager (Note 2)                2,706,376         2,999,047        17,657,467
Investor servicing and custodian fees
(Note 2)                                          345,293           314,548         1,222,995
Trustee compensation and expenses
(Note 2)                                           18,689            17,533            84,586
Administrative services (Note 2)                    8,435             9,057            42,058
Distribution fees-Class IB (Note 2)               105,373           541,181         1,066,617
Reports to shareholders                            33,602            90,296           215,404
Auditing                                           30,855            37,576            73,708
Legal                                              19,874            17,246            40,357
Other                                              42,576            45,519           266,974
...................................................................................................................................
Total expenses                                  3,311,073         4,072,003        20,670,166
...................................................................................................................................
Expense reduction (Note 2)                       (202,319)         (182,587)         (764,700)
...................................................................................................................................
Net expenses                                    3,108,754         3,889,416        19,905,466
...................................................................................................................................
Net investment income (loss)                   10,878,557        (1,495,038)       13,165,646
...................................................................................................................................
Net realized gain (loss) on investments
(Notes 1 and 3)                               (46,490,949)      (17,319,046)     (188,018,577)
Net realized gain (loss) on futures
contracts (Note 1)                                (41,898)          514,100         5,193,962
Net realized gain (loss) on written
options (Notes 1 and 3)                            49,509           165,307           133,348
Net realized gain (loss) on credit
default contracts (Note 1)                         31,033                --                --
Net realized gain (loss) on foreign
currency transactions (Note 1)                 (1,345,553)               --             2,231
Net unrealized appreciation
(depreciation) of assets and
liabilities in foreign currencies
during the year                                    68,483                 2            (2,817)
Net unrealized appreciation
(depreciation) of investments, written
options TBA sale commitments, swap
contracts, credit default contracts and
futures contracts during the year             122,571,894       150,208,007       880,970,658
...................................................................................................................................
Net gain (loss) on investments                 74,842,519       133,568,370       698,278,805
...................................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     $85,721,076      $132,073,332      $711,444,451
----------------------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                              American Government Income Fund       Capital Appreciation Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $11,085,879       $11,561,063          $(26,910)          $45,381
Net realized gain (loss) on investments
and foreign currency transactions               3,612,358        10,991,811           756,394        (4,951,367)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     (7,471,274)        7,861,039         6,746,633        (1,569,905)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                       7,226,963        30,413,913         7,476,117        (6,475,891)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                       (8,306,607)       (3,570,785)               --           (32,587)
Class IB                                       (3,219,731)       (1,993,894)               --           (11,952)
From net realized short term gain on
investments
Class IA                                       (6,704,151)               --                --                --
Class IB                                       (2,832,810)               --                --                --
From net realized long term gain on
investments
Class IA                                         (948,392)               --                --                --
Class IB                                         (400,739)               --                --                --
From return of capital
Class IA                                               --                --                --           (11,453)
Class IB                                               --                --                --            (4,200)
Increase (decrease) from capital share
transactions (Note 4)                        (202,711,571)      316,260,984         8,592,352        13,312,173
.................................................................................................................
Total increase (decrease) in net assets      (217,897,038)      341,110,218        16,068,469         6,776,090
.................................................................................................................
Net assets:
Beginning of year                             550,937,557       209,827,339        27,562,849        20,786,759
.................................................................................................................
End of year                                  $333,040,519      $550,937,557       $43,631,318       $27,562,849
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $11,123,239       $11,506,420               $--              $689
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                Putnam VT                   Putnam VT
                               Capital Opportunities Fund              Discovery Growth Fund
                                             Period ended          Year ended        Year ended
                                              December 31         December 31       December 31
                                                    2003*                2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                      $(3,988)          $(329,380)        $(310,370)
Net realized gain (loss) on investments
and foreign currency transactions                 333,130           1,300,484       (12,881,566)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                        811,796          10,952,903         6,173,822
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                       1,140,938          11,924,007        (7,018,114)
.................................................................................................................
Distributions to shareholders (Note 1):
From net realized short term gain on
investments
Class IA                                         (119,096)                 --                --
Class IB                                          (98,856)                 --                --
Increase (decrease) from capital share
transactions (Note 4)                           8,785,491           6,566,382        22,650,468
.................................................................................................................
Total increase (decrease) in net assets         9,708,477          18,490,389        15,632,354
.................................................................................................................
Net assets:
Beginning of year (Note 6)                      1,000,000          36,434,856        20,802,502
.................................................................................................................
End of year                                   $10,708,477         $54,925,245       $36,434,856
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--                 $--               $--
----------------------------------------------------------------------------------------------------------------

* From May 1, 2003 (commencement of operations) through December 31, 2003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                    Putnam VT
                                                 Diversified Income Fund    Equity Income Fund
                                               Year ended        Year ended       Period ended
                                              December 31       December 31        December 31
                                                     2003              2002              2003*
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $41,274,843       $47,737,174           $237,762
Net realized gain (loss) on investments
and foreign currency transactions              14,954,307       (35,056,521)           117,030
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     50,085,187        20,335,420          5,653,243
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     106,314,337        33,016,073          6,008,035
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (42,039,989)      (41,802,270)          (155,881)
Class IB                                      (10,179,633)       (8,226,156)           (75,005)
From net realized short term gain on
investments
Class IA                                               --                --            (46,764)
Class IB                                               --                --            (26,787)
Increase (decrease) from capital share
transactions (Note 4)                          (7,157,127)      (23,661,782)        55,233,889
.................................................................................................................
Total increase (decrease) in net assets        46,937,588       (40,674,135)        60,937,487
.................................................................................................................
Net assets:
Beginning of year (Note 6)                    543,826,975       584,501,110          1,000,000
.................................................................................................................
End of year                                  $590,764,563      $543,826,975        $61,937,487
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $52,060,304       $50,770,029             $6,882
----------------------------------------------------------------------------------------------------------------

* From May 1, 2003 (commencement of operations) through December 31, 2003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                            Putnam VT
                                             The George Putnam Fund of Boston      Global Asset Allocation Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $14,198,655       $15,864,750        $8,475,121       $11,282,882
Net realized gain (loss) on investments
and foreign currency transactions             (12,718,539)      (34,284,738)       (2,472,296)      (56,849,542)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    104,316,164       (34,426,654)       82,622,767       (27,091,897)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     105,796,280       (52,846,642)       88,625,592       (72,658,557)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (11,398,383)       (9,776,247)      (17,438,656)      (10,948,479)
Class IB                                       (4,574,872)       (3,866,238)         (953,527)         (448,628)
Increase (decrease) from capital share
transactions (Note 4)                          32,293,033       117,410,921       (65,343,966)     (106,500,643)
.................................................................................................................
Total increase (decrease) in net assets       122,116,058        50,921,794         4,889,443      (190,556,307)
.................................................................................................................
Net assets:
Beginning of year                             595,260,010       544,338,216       445,411,482       635,967,789
.................................................................................................................
End of year                                  $717,376,068      $595,260,010      $450,300,925      $445,411,482
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $14,263,569       $15,833,130       $13,385,266       $17,070,790
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                         Putnam VT                           Putnam VT
                                                    Global Equity Fund                 Growth and Income Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                   $8,436,730        $8,419,445       $98,088,182      $111,117,968
Net realized gain (loss) on investments
and foreign currency transactions              11,444,312      (181,330,436)     (192,293,026)     (478,429,073)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    164,701,935       (78,503,688)    1,418,968,741    (1,071,138,278)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     184,582,977      (251,414,679)    1,324,763,897    (1,438,449,383)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                       (8,218,463)       (2,902,141)      (99,132,003)     (108,775,494)
Class IB                                         (665,514)          (50,413)      (12,019,407)      (10,373,294)
From net realized long term gain on
investments
Class IA                                               --                --                --       (36,158,886)
Class IB                                               --                --                --        (3,898,039)
Increase (decrease) from capital share
transactions (Note 4)                        (155,060,977)     (252,483,190)     (778,828,874)     (987,244,421)
.................................................................................................................
Total increase (decrease) in net assets        20,638,023      (506,850,423)      434,783,613    (2,584,899,517)
.................................................................................................................
Net assets:
Beginning of year                             725,098,136     1,231,948,559     5,341,331,061     7,926,230,578
.................................................................................................................
End of year                                  $745,736,159      $725,098,136    $5,776,114,674    $5,341,331,061
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $15,461,735        $8,983,964       $96,816,064      $110,534,552
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                         Putnam VT                           Putnam VT
                                                 Growth Opportunities Fund             Health Sciences Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                      $34,397          $(62,341)         $965,521        $1,238,618
Net realized gain (loss) on investments
and foreign currency transactions              (4,404,505)      (26,318,074)      (10,802,808)      (47,910,117)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     18,885,298        (2,826,962)       68,415,891       (49,426,230)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      14,515,190       (29,207,377)       58,578,604       (96,097,729)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                               --                --        (1,677,393)         (201,698)
Class IB                                               --                --          (715,041)               --
Increase (decrease) from capital share
transactions (Note 4)                          (1,439,793)       (7,659,562)      (27,707,414)      (41,644,078)
.................................................................................................................
Total increase (decrease) in net assets        13,075,397       (36,866,939)       28,478,756      (137,943,505)
.................................................................................................................
Net assets:
Beginning of year (Note 6)                     63,299,979       100,166,918       332,610,904       470,554,409
.................................................................................................................
End of year                                   $76,375,376       $63,299,979      $361,089,660      $332,610,904
.................................................................................................................
Undistributed net investment income
(loss), end of year                               $34,397               $--        $1,269,092        $1,608,123
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                            Putnam VT
                                                      High Yield Fund                      Income Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $61,196,596       $68,315,807       $39,688,998       $54,571,259
Net realized gain (loss) on investments
and foreign currency transactions             (13,451,250)     (111,912,000)       15,697,046        10,706,638
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    115,573,829        38,419,577        (4,930,895)       18,676,336
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     163,319,175        (5,176,616)       50,455,149        83,954,233
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                      (61,388,535)      (76,527,015)      (44,069,130)      (45,778,607)
Class IB                                      (10,000,573)       (8,301,787)      (10,530,223)       (8,376,276)
Increase (decrease) from capital share
transactions (Note 4)                          55,516,802       (16,550,042)     (103,837,957)       81,078,694
.................................................................................................................
Total increase (decrease) in net assets       147,446,869      (106,555,460)     (107,982,161)      110,878,044
.................................................................................................................
Net assets:
Beginning of year                             605,921,839       712,477,299     1,135,168,681     1,024,290,637
.................................................................................................................
End of year                                  $753,368,708      $605,921,839    $1,027,186,520    $1,135,168,681
.................................................................................................................
Undistributed net investment income
(loss), end of year                           $55,178,345       $62,674,366       $39,680,901       $54,127,204
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
-------------------------------------------------------------------------------------------------------------------
                                                         Putnam VT                           Putnam VT
                                                 International Equity Fund     International Growth and Income Fund
                                               Year ended        Year ended        Year ended           Year ended
                                              December 31       December 31       December 31          December 31
                                                     2003              2002              2003                 2002
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $10,810,475        $7,983,145        $4,144,530           $3,721,579
Net realized gain (loss) on investments
and foreign currency transactions             (62,537,516)     (113,202,181)        3,088,742          (17,908,599)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    271,848,784       (24,556,843)       77,528,948          (27,806,813)
....................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     220,121,743      (129,775,879)       84,762,220          (41,993,833)
....................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                       (4,745,642)       (4,719,741)       (3,572,539)          (1,800,180)
Class IB                                       (3,094,231)       (2,098,858)         (751,617)            (225,636)
Increase (decrease) from capital share
transactions (Note 4)                           2,523,862       102,333,280       (36,461,703)         (24,136,213)
....................................................................................................................
Total increase (decrease) in net assets       214,805,732       (34,261,198)       43,976,361          (68,155,862)
....................................................................................................................
Net assets:
Beginning of year                             739,577,433       773,838,631       246,912,195          315,068,057
....................................................................................................................
End of year                                  $954,383,165      $739,577,433      $290,888,556         $246,912,195
....................................................................................................................
Undistributed net investment income
(loss), end of year                           $13,024,585        $7,665,878        $4,154,638           $4,266,036
-------------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                  Putnam VT International                   Putnam VT
                                                  New Opportunities Fund                  Investors Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                   $1,856,742        $1,734,901        $3,273,194        $3,209,418
Net realized gain (loss) on investments
and foreign currency transactions              14,264,119       (35,739,945)        8,672,066      (117,194,275)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     48,378,925        (2,550,379)      116,627,327       (80,727,892)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      64,499,786       (36,555,423)      128,572,587      (194,712,749)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                         (540,542)       (1,121,065)       (2,400,705)       (1,991,677)
Class IB                                         (397,587)         (943,705)         (770,956)         (341,611)
Increase (decrease) from capital share
transactions (Note 4)                         (34,999,913)      (47,068,017)      (74,322,637)     (139,275,300)
.................................................................................................................
Total increase (decrease) in net assets        28,561,744       (85,688,210)       51,078,289      (336,321,337)
.................................................................................................................
Net assets:
Beginning of year                             214,270,660       299,958,870       522,015,659       858,336,996
.................................................................................................................
End of year                                  $242,832,404      $214,270,660      $573,093,948      $522,015,659
.................................................................................................................
Undistributed net investment income
(loss), end of year                            $2,492,561          $893,706        $3,230,503        $3,128,771
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                Putnam VT                 Putnam VT
                                       Mid Cap Value Fund              Money Market Fund
                                             Period ended        Year ended        Year ended
                                              December 31       December 31       December 31
                                                    2003*              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                      $59,092        $5,445,581       $14,044,810
Net realized gain (loss) on investments
and foreign currency transactions                 211,495             1,746            13,405
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                      2,332,157                --                --
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                       2,602,744         5,447,327        14,058,215
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                          (44,612)       (4,716,121)      (12,151,218)
Class IB                                          (14,480)         (729,460)       (1,893,592)
From net realized short term gain on
investments
Class IA                                          (85,772)               --                --
Class IB                                          (35,715)               --                --
Increase (decrease) from capital share
transactions (Note 4)                          19,780,432      (369,360,640)      (99,030,592)
.................................................................................................................
Total increase (decrease) in net assets        22,202,597      (369,358,894)      (99,017,187)
.................................................................................................................
Net assets:
Beginning of year (Note 6)                      1,000,000       948,805,967     1,047,823,154
.................................................................................................................
End of year                                   $23,202,597      $579,447,073      $948,805,967
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--               $--
----------------------------------------------------------------------------------------------------------------

* From May 1, 2003 (commencement of operations) through December 31, 2003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                  New Opportunities Fund                  New Value Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $(2,502,239)      $(5,038,993)       $5,736,541        $6,984,273
Net realized gain (loss) on investments
and foreign currency transactions             (76,057,801)     (629,156,262)       (4,445,024)      (50,401,027)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    611,672,087      (293,763,212)      139,892,603       (55,069,667)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     533,112,047      (927,958,467)      141,184,120       (98,486,421)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                               --                --        (5,493,851)       (4,569,403)
Class IB                                               --                --        (1,371,132)         (843,594)
From net realized short term gain on
investments
Class IA                                               --                --                --        (2,284,702)
Class IB                                               --                --                --          (486,396)
From net realized long term gain on
investments
Class IA                                               --                --                --       (11,102,222)
Class IB                                               --                --                --        (2,363,583)
Increase (decrease) from capital share
transactions (Note 4)                        (321,186,942)     (539,655,492)      (34,993,039)       41,933,041
.................................................................................................................
Total increase (decrease) in net assets       211,925,105    (1,467,613,959)       99,326,098       (78,203,280)
.................................................................................................................
Net assets:
Beginning of year                           1,790,514,148     3,258,128,107       466,314,255       544,517,535
.................................................................................................................
End of year                                $2,002,439,253    $1,790,514,148      $565,640,353      $466,314,255
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--        $5,620,702        $6,801,345
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                        Putnam VT                           Putnam VT
                                                OTC & Emerging Growth Fund                Research Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                    $(756,693)        $(985,797)       $1,618,461        $1,470,167
Net realized gain (loss) on investments
and foreign currency transactions               4,885,477       (42,432,322)          356,362       (53,830,199)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                     27,703,495        (6,877,177)       51,177,252       (19,739,040)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                      31,832,279       (50,295,296)       53,152,075       (72,099,072)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                               --                --          (700,646)       (1,275,994)
Class IB                                               --                --          (319,440)         (612,835)
Increase (decrease) from capital share
transactions (Note 4)                          (9,456,853)      (17,891,560)      (26,480,843)      (14,813,451)
.................................................................................................................
Total increase (decrease) in net assets        22,375,426       (68,186,856)       25,651,146       (88,801,352)
.................................................................................................................
Net assets:
Beginning of year                              94,071,552       162,258,408       228,529,457       317,330,809
.................................................................................................................
End of year                                  $116,446,978       $94,071,552      $254,180,603      $228,529,457
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--          $379,628        $1,301,400
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                         Putnam VT                           Putnam VT
                                                    Small Cap Value Fund       Utilities Growth and Income Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                   $3,104,778        $2,211,632       $10,878,557       $16,560,016
Net realized gain (loss) on investments
and foreign currency transactions               4,044,168       (37,097,650)      (47,797,858)      (88,888,155)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    194,328,799       (77,475,692)      122,640,377       (84,285,267)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     201,477,745      (112,361,710)       85,721,076      (156,613,406)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                       (1,226,829)         (763,670)      (14,252,581)      (18,633,403)
Class IB                                         (782,378)         (311,197)       (1,536,800)       (1,746,082)
From net realized long term gain on
investments
Class IA                                               --        (2,491,019)               --                --
Class IB                                               --        (1,522,640)               --                --
Increase (decrease) from capital share
transactions (Note 4)                          16,098,993       162,590,595       (63,450,161)     (119,485,628)
.................................................................................................................
Total increase (decrease) in net assets       215,567,531        45,140,359         6,481,534      (296,478,519)
.................................................................................................................
Net assets:
Beginning of year                             407,460,341       362,319,982       394,702,772       691,181,291
.................................................................................................................
End of year                                  $623,027,872      $407,460,341      $401,184,306      $394,702,772
.................................................................................................................
Undistributed net investment income
(loss), end of year                            $3,145,432        $2,093,569        $9,808,553       $16,046,990
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Statement of Changes in Net Assets (continued)
----------------------------------------------------------------------------------------------------------------
                                                         Putnam VT                           Putnam VT
                                                        Vista Fund                         Voyager Fund
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31       December 31       December 31       December 31
                                                     2003              2002              2003              2002
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
Operations:
Net investment income (loss)                  $(1,495,038)      $(2,152,840)      $13,165,646       $19,773,194
Net realized gain (loss) on investments
and foreign currency transactions             (16,639,639)     (150,205,523)     (182,689,036)   (1,068,287,693)
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign
currencies                                    150,208,009       (61,172,600)      880,967,841      (252,074,543)
.................................................................................................................
Net increase (decrease) in net assets
resulting from operations                     132,073,332      (213,530,963)      711,444,451    (1,300,589,042)
.................................................................................................................
Distributions to shareholders (Note 1):
From net investment income
Class IA                                               --                --       (18,045,529)      (33,891,280)
Class IB                                               --                --        (1,516,320)       (2,654,199)
Increase (decrease) from capital share
transactions (Note 4)                         (51,746,613)      (99,795,057)     (484,888,427)     (826,735,982)
.................................................................................................................
Total increase (decrease) in net assets        80,326,719      (313,326,020)      206,994,175    (2,163,870,503)
.................................................................................................................
Net assets:
Beginning of year                             423,693,807       737,019,827     3,102,523,115     5,266,393,618
.................................................................................................................
End of year                                  $504,020,526      $423,693,807    $3,309,517,290    $3,102,523,115
.................................................................................................................
Undistributed net investment income
(loss), end of year                                   $--               $--       $12,935,187       $19,354,680
----------------------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
------------------------------------------------------------------------------------------------------------------------
                                                                Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                       $12.34              $.29(a)          $(.07)             $.22
December 31, 2002                                        11.62               .39(a)            .63              1.02
December 31, 2001                                        10.88               .48(a)            .26               .74
December 31, 2000***                                     10.00               .59(a)(b)         .62              1.21
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                        $6.07               $--(a)(e)       $1.52             $1.52
December 31, 2002                                         7.82               .02(a)          (1.75)            (1.73)
December 31, 2001                                         9.06               .01(a)          (1.25)            (1.24)
December 31, 2000****                                    10.00              (.07)(a)          (.87)             (.94)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                  $10.00               $--(a)(b)(e)    $3.02             $3.02
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                        $3.52             $(.02)(a)         $1.16             $1.14
December 31, 2002                                         4.98              (.04)(a)         (1.42)            (1.46)
December 31, 2001                                         7.18              (.06)(a)         (2.14)            (2.20)
December 31, 2000****                                    10.00              (.05)(a)         (2.77)            (2.82)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                        $8.55              $.63(a)           $.97             $1.60
December 31, 2002                                         8.81               .71(a)           (.20)              .51
December 31, 2001                                         9.15               .78(a)           (.44)              .34
December 31, 2000                                         9.92               .80(a)           (.78)              .02
December 31, 1999                                        10.49               .80(a)           (.63)              .17
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                                  $10.00              $.10(a)(b)       $2.06             $2.16
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Bosto
December 31, 2003                                        $9.58              $.23(a)          $1.38             $1.61
December 31, 2002                                        10.73               .28(a)          (1.17)             (.89)
December 31, 2001                                        10.96               .31(a)           (.24)              .07
December 31, 2000                                         9.98               .19(a)            .79               .98
December 31, 1999                                        10.28               .32(a)           (.36)             (.04)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                       $11.51              $.23(a)          $2.19             $2.42
December 31, 2002                                        13.37               .26(a)          (1.87)            (1.61)
December 31, 2001                                        16.66               .36(a)          (1.78)            (1.42)
December 31, 2000                                        19.60               .48(a)          (1.32)             (.84)
December 31, 1999                                        18.94               .41(a)           1.69              2.10
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                        $7.25              $.09(a)          $2.02             $2.11
December 31, 2002                                         9.34               .07(a)          (2.13)            (2.06)
December 31, 2001                                        18.10               .02(a)          (5.17)            (5.15)
December 31, 2000                                        30.49              (.08)(a)         (7.36)            (7.44)
December 31, 1999                                        20.28              (.02)(a)         12.09             12.07
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                       $18.75              $.37(a)          $4.69             $5.06
December 31, 2002                                        23.56               .36(a)          (4.69)            (4.33)
December 31, 2001                                        25.85               .35(a)          (1.94)            (1.59)
December 31, 2000                                        26.80               .40(a)           1.49              1.89
December 31, 1999                                        28.77               .47(a)           0.01               .48
------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IA (Continued)
---------------------------------------------------------------------------------------------
                                                      Less Distributions:
                                                                       From
                                                     From               Net
                                                      Net          Realized              From
                                               Investment           Gain on            Return
Period ended                                       Income       Investments        of Capital
---------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                   $(.25)            $(.23)              $--
December 31, 2002                                    (.30)               --                --
December 31, 2001                                      --                --(e)             --
December 31, 2000***                                 (.22)             (.11)               --
---------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                     $--               $--               $--
December 31, 2002                                    (.01)               --              (.01)
December 31, 2001                                      --                --                --
December 31, 2000****                                  --                --                --
---------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                $--             $(.28)              $--
---------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                     $--               $--               $--
December 31, 2002                                      --                --                --
December 31, 2001                                      --                --                --
December 31, 2000****                                  --                --                --
---------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                   $(.83)              $--               $--
December 31, 2002                                    (.77)               --                --
December 31, 2001                                    (.68)               --                --
December 31, 2000                                    (.79)               --                --
December 31, 1999                                    (.74)               --                --
---------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                              $(.05)            $(.02)              $--
---------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2003                                   $(.26)              $--               $--
December 31, 2002                                    (.26)               --                --
December 31, 2001                                    (.30)               --                --
December 31, 2000                                      --                --                --
December 31, 1999                                    (.23)             (.02)             (.01)
---------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                   $(.50)              $--               $--
December 31, 2002                                    (.25)               --                --
December 31, 2001                                    (.18)            (1.69)               --
December 31, 2000                                    (.34)            (1.76)               --
December 31, 1999                                    (.38)            (1.06)               --
---------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                   $(.10)              $--               $--
December 31, 2002                                    (.03)               --                --
December 31, 2001                                      --             (3.61)               --
December 31, 2000                                    (.18)            (4.77)               --
December 31, 1999                                    (.09)            (1.77)               --
---------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                   $(.42)              $--               $--
December 31, 2002                                    (.36)             (.12)               --
December 31, 2001                                    (.41)             (.29)               --
December 31, 2000                                    (.50)            (2.34)               --
December 31, 1999                                    (.41)            (2.04)               --
---------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Total
                                                                                                   Investment
                                                                                                    Return at       Net Assets,
                                                                    Total  Net Asset Value,         Net Asset     End of Period
Period ended                                                Distributions     End of Period    Value(%)(c)(i)    (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                                   $(.48)           $12.08              1.89          $225,290
December 31, 2002                                                    (.30)            12.34              8.98           386,364
December 31, 2001                                                      --(e)          11.62              6.82           136,461
December 31, 2000***                                                 (.33)            10.88             12.11*           17,992
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                                     $--             $7.59             25.04           $23,316
December 31, 2002                                                    (.02)             6.07            (22.13)           13,542
December 31, 2001                                                      --              7.82            (13.69)           11,003
December 31, 2000****                                                  --              9.06             (9.40)*           2,258
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                              $(.28)           $12.74             30.25*           $5,972
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                                     $--             $4.66             32.39           $19,835
December 31, 2002                                                      --              3.52            (29.32)           12,353
December 31, 2001                                                      --              4.98            (30.64)            7,558
December 31, 2000****                                                  --              7.18            (28.20)*           3,174
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                                   $(.83)            $9.32             20.27          $449,121
December 31, 2002                                                    (.77)             8.55              6.20           440,845
December 31, 2001                                                    (.68)             8.81              3.82           491,673
December 31, 2000                                                    (.79)             9.15              0.19           537,743
December 31, 1999                                                    (.74)             9.92              1.66           623,737
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                                              $(.07)           $12.09             21.57*          $39,133
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2003                                                   $(.26)           $10.93             17.35          $463,270
December 31, 2002                                                    (.26)             9.58             (8.57)          416,550
December 31, 2001                                                    (.30)            10.73              0.74           387,517
December 31, 2000                                                      --             10.96              9.82           305,564
December 31, 1999                                                    (.26)             9.98             (0.36)          276,553
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                                   $(.50)           $13.43             22.04          $417,713
December 31, 2002                                                    (.25)            11.51            (12.30)          423,653
December 31, 2001                                                   (1.87)            13.37             (8.42)          611,233
December 31, 2000                                                   (2.10)            16.66             (4.87)          815,135
December 31, 1999                                                   (1.44)            19.60             11.85         1,001,087
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                                   $(.10)            $9.26             29.54          $670,764
December 31, 2002                                                    (.03)             7.25            (22.16)          659,264
December 31, 2001                                                   (3.61)             9.34            (29.66)        1,139,131
December 31, 2000                                                   (4.95)            18.10            (29.64)        2,018,743
December 31, 1999                                                   (1.86)            30.49             65.00         3,090,073
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                                   $(.42)           $23.39             27.69        $4,947,556
December 31, 2002                                                    (.48)            18.75            (18.79)        4,729,161
December 31, 2001                                                    (.70)            23.56             (6.16)        7,216,388
December 31, 2000                                                   (2.84)            25.85              8.11         8,675,872
December 31, 1999                                                   (2.45)            26.80              1.59         9,567,077
---------------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
---------------------------------------------------------------------------------------------------
                                                                     Ratio of Net
                                                       Ratio of        Investment
                                                       Expenses     Income (Loss)
                                                    Average Net        to Average         Portfolio
Period ended                                     Asets(%)(d)(i)     Net Assets(%)       Turnover(%)
---------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                           .74              2.35            553.08
December 31, 2002                                           .74              3.26            517.44(f)
December 31, 2001                                           .77              4.23            262.05(f)
December 31, 2000***                                        .82(b)*          5.20(b)*        336.72*
---------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                          1.06               .04            143.90
December 31, 2002                                          1.13               .30            166.36
December 31, 2001                                          1.35               .13            101.98
December 31, 2000****                                      1.18*             (.72)*           89.87*
---------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                      .71(b)*          (.01)(b)*       163.05*
---------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                          1.08              (.58)            81.55
December 31, 2002                                          1.56             (1.11)            92.27(g)
December 31, 2001                                          1.62             (1.10)           109.55
December 31, 2000****                                       .85*             (.67)*           28.20*
---------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                           .82              7.16            104.06
December 31, 2002                                           .82              8.45            176.17(f)
December 31, 2001                                           .79              8.83            139.13(f)
December 31, 2000                                           .78              8.62            169.27
December 31, 1999                                           .78              7.86            117.02
---------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                                      .71(b)*           .93(b)*        113.49*
---------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2003                                           .73              2.27            144.47
December 31, 2002                                           .75              2.83            128.14(f)
December 31, 2001                                           .76              2.92            334.64(f)
December 31, 2000                                           .76              3.44            154.53
December 31, 1999                                           .83              3.04            173.41
---------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                           .95              1.92            155.21
December 31, 2002                                           .91              2.10            105.04
December 31, 2001                                           .84              2.54            187.96(f)
December 31, 2000                                           .79              2.73            159.03
December 31, 1999                                           .77              2.22            149.82
---------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                           .92              1.21             88.32
December 31, 2002                                           .89               .92            173.27
December 31, 2001                                           .82               .20            186.11
December 31, 2000                                           .76              (.32)           170.41
December 31, 1999                                           .73              (.09)           154.88
---------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                           .53              1.85             35.71
December 31, 2002                                           .52              1.71             36.01
December 31, 2001                                           .51              1.42             32.75
December 31, 2000                                           .50              1.63             55.04
December 31, 1999                                           .50              1.66             53.68
---------------------------------------------------------------------------------------------------

See page 234 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
-----------------------------------------------------------------------------------------------------------------------
                                                               Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,              Net        Gain (Loss)        Total from
                                                     Beginning       Investment                 on        Investment
Period ended                                         of Period    Income (Loss)        Investments        Operations
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                        $3.75             $.01(a)            $.87              $.88
December 31, 2002                                         5.31               --(a)(e)        (1.56)            (1.56)
December 31, 2001                                         7.80             (.01)(a)          (2.48)            (2.49)
December 31, 2000***                                     10.00             (.02)(a)          (2.18)            (2.20)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                        $9.37             $.07(a)           $1.68             $1.75
December 31, 2002                                        11.75              .04(a)           (2.41)            (2.37)
December 31, 2001                                        14.61              .01(a)           (2.86)            (2.85)
December 31, 2000                                        10.50              .01(a)            4.10              4.11
December 31, 1999                                        10.94              .01(a)            (.44)             (.43)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                        $7.08             $.65(a)           $1.07             $1.72
December 31, 2002                                         8.08              .76(a)            (.78)             (.02)
December 31, 2001                                         8.98              .91(a)            (.55)              .36
December 31, 2000                                        11.09             1.14(a)           (1.97)             (.83)
December 31, 1999                                        11.70             1.13(a)            (.48)              .65
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                       $12.95             $.46(a)            $.13              $.59
December 31, 2002                                        12.65              .64(a)             .33               .97
December 31, 2001                                        12.61              .70(a)             .21               .91
December 31, 2000                                        12.52              .84(a)             .11               .95
December 31, 1999                                        13.73              .78(a)           (1.05)             (.27)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                       $10.14             $.16(a)           $2.73             $2.89
December 31, 2002                                        12.42              .13(a)           (2.29)            (2.16)
December 31, 2001                                        17.72              .13(a)           (3.62)            (3.49)
December 31, 2000                                        21.66              .31(a)           (2.05)            (1.74)
December 31, 1999                                        13.52              .08(a)            8.06              8.14
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                        $8.37             $.15(a)           $2.99             $3.14
December 31, 2002                                         9.76              .12(a)           (1.44)            (1.32)
December 31, 2001                                        13.28              .13(a)           (2.80)            (2.67)
December 31, 2000                                        15.25              .16(a)             .05               .21
December 31, 1999                                        12.24              .21(a)            2.80              3.01
-----------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                       $8..41             $.09(a)           $2.71             $2.80
December 31, 2002                                         9.80              .07(a)           (1.38)            (1.31)
December 31, 2001                                        13.71              .04(a)           (3.95)            (3.91)
December 31, 2000                                        23.31             (.11)(a)          (8.45)            (8.56)
December 31, 1999                                        11.49             (.05)(a)           11.88             11.83
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                        $7.08             $.05(a)           $1.87             $1.92
December 31, 2002                                         9.31              .04(a)           (2.24)            (2.20)
December 31, 2001                                        12.36              .03(a)           (3.07)            (3.04)
December 31, 2000                                        15.16              .01(a)           (2.81)            (2.80)
December 31, 1999                                        11.65              .01(a)            3.50              3.51
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                  $10.00             $.07(a)(b)        $2.83             $2.90
-----------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
------------------------------------------------------------------------------------------------
                                                        Less Distributions:
                                                                          From
                                                        From               Net
                                                         Net          Realized              From
                                                  Investment           Gain on            Return
Period ended                                          Income       Investments        of Capital
------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                        $--               $--               $--
December 31, 2002                                         --                --                --
December 31, 2001                                         --                --                --
December 31, 2000***                                      --                --                --
------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                      $(.08)              $--               $--
December 31, 2002                                       (.01)               --                --
December 31, 2001                                       (.01)               --                --
December 31, 2000                                         --                --                --
December 31, 1999                                       (.01)               --                --
------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                      $(.83)              $--               $--
December 31, 2002                                       (.98)               --                --
December 31, 2001                                      (1.26)               --                --
December 31, 2000                                      (1.28)               --                --
December 31, 1999                                      (1.26)               --                --
------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                      $(.63)              $--               $--
December 31, 2002                                       (.67)               --                --
December 31, 2001                                       (.87)               --                --
December 31, 2000                                       (.86)               --                --
December 31, 1999                                       (.73)             (.21)               --
------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                      $(.12)              $--               $--
December 31, 2002                                       (.12)               --                --
December 31, 2001                                       (.06)            (1.75)               --
December 31, 2000                                       (.41)            (1.79)               --
December 31, 1999                                         --                --                --
------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                      $(.16)              $--               $--
December 31, 2002                                       (.07)               --                --
December 31, 2001                                       (.13)             (.72)               --
December 31, 2000                                       (.68)            (1.50)               --
December 31, 1999                                         --                --                --
------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                      $(.05)              $--               $--
December 31, 2002                                       (.08)               --                --
December 31, 2001                                         --                --                --
December 31, 2000                                       (.01)            (1.03)               --(e)
December 31, 1999                                       (.01)               --                --
------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                      $(.05)              $--               $--
December 31, 2002                                       (.03)               --                --
December 31, 2001                                       (.01)               --                --
December 31, 2000                                         --                --                --
December 31, 1999                                         --                --                --
------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                 $(.04)            $(.07)              $--
------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total
                                                                                                  Investment
                                                                                                   Return at       Net Assets,
                                                                   Total  Net Asset Value,         Net Asset     End of Period
Period ended                                               Distributions     End of Period    Value(%)(c)(i)    (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                                    $--             $4.63             23.47           $38,470
December 31, 2002                                                     --              3.75            (29.38)           32,235
December 31, 2001                                                     --              5.31            (31.92)           55,646
December 31, 2000***                                                  --              7.80            (22.00)*          77,022
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                                  $(.08)           $11.04             18.80          $200,054
December 31, 2002                                                   (.01)             9.37            (20.21)          212,783
December 31, 2001                                                   (.01)            11.75            (19.53)          342,488
December 31, 2000                                                     --             14.61             39.14           497,695
December 31, 1999                                                   (.01)            10.50             (3.93)          218,848
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                                  $(.83)            $7.97             26.68          $594,299
December 31, 2002                                                   (.98)             7.08             (0.52)          526,885
December 31, 2001                                                  (1.26)             8.08              4.00           647,505
December 31, 2000                                                  (1.28)             8.98             (8.45)          709,534
December 31, 1999                                                  (1.26)            11.09              5.92           964,590
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                                  $(.63)           $12.91              4.70          $765,119
December 31, 2002                                                   (.67)            12.95              8.09           919,294
December 31, 2001                                                   (.87)            12.65              7.53           879,911
December 31, 2000                                                   (.86)            12.61              8.01           806,452
December 31, 1999                                                   (.94)            12.52             (2.07)          935,800
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                                  $(.12)           $12.91             28.91          $444,329
December 31, 2002                                                   (.12)            10.14            (17.60)          430,607
December 31, 2001                                                  (1.81)            12.42            (20.41)          521,192
December 31, 2000                                                  (2.20)            17.72             (9.48)          696,527
December 31, 1999                                                     --             21.66             60.21           627,368
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                                  $(.16)           $11.35             38.37          $227,237
December 31, 2002                                                   (.07)             8.37            (13.67)          201,168
December 31, 2001                                                   (.85)             9.76            (20.67)          273,298
December 31, 2000                                                  (2.18)            13.28              1.36           393,973
December 31, 1999                                                     --             15.25             24.59           387,504
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                                  $(.05)           $11.16             33.59           $98,339
December 31, 2002                                                   (.08)             8.41            (13.46)           91,939
December 31, 2001                                                     --              9.80            (28.52)          140,731
December 31, 2000                                                  (1.04)            13.71            (38.56)          255,447
December 31, 1999                                                   (.01)            23.31            102.96           330,982
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                                  $(.05)            $8.95             27.39          $353,033
December 31, 2002                                                   (.03)             7.08            (23.68)          341,675
December 31, 2001                                                   (.01)             9.31            (24.61)          597,312
December 31, 2000                                                     --             12.36            (18.47)          905,213
December 31, 1999                                                     --             15.16             30.13           867,151
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                             $(.11)           $12.79             29.01*          $16,499
---------------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
---------------------------------------------------------------------------------------------------------------
                                                                                 Ratio of Net
                                                                   Ratio of        Investment
                                                                   Expenses     Income (Loss)
                                                             to Average Net        to Average         Portfolio
Period ended                                                Assets(%)(d)(i)     Net Assets(%)       Turnover(%)
---------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                                       .96               .17             59.00
December 31, 2002                                                       .96               .03             63.30
December 31, 2001                                                       .85              (.19)            83.13
December 31, 2000***                                                    .80*             (.23)*           57.60*
---------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                                       .84               .39             63.66
December 31, 2002                                                       .83               .39            74. 33
December 31, 2001                                                       .79               .09             53.20
December 31, 2000                                                       .79               .06             49.10
December 31, 1999                                                       .83               .14             82.45
---------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                                       .78              8.86             75.01
December 31, 2002                                                       .78             10.55             68.41
December 31, 2001                                                       .76             10.99             81.97
December 31, 2000                                                       .74             11.46             69.05
December 31, 1999                                                       .72             10.18             52.96
---------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                                       .68              3.61            287.19
December 31, 2002                                                       .68              5.10            399.61(f)
December 31, 2001                                                       .68              5.60            250.79(f)
December 31, 2000                                                       .67              6.94            238.00
December 31, 1999                                                       .67              6.07            220.90
---------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                                       .94              1.50             71.14
December 31, 2002                                                       .99              1.17             53.20(g)
December 31, 2001                                                       .94               .93             69.81
December 31, 2000                                                       .94              1.62             78.84
December 31, 1999                                                      1.02               .51            107.38
---------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                                      1.02              1.70             71.71
December 31, 2002                                                      1.00              1.34             99.21
December 31, 2001                                                       .98              1.26            154.29
December 31, 2000                                                       .97              1.15             82.02
December 31, 1999                                                       .98              1.50             92.27
---------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                                      1.26              1.00            135.90
December 31, 2002                                                      1.27               .82            136.66
December 31, 2001                                                      1.24               .35            198.97
December 31, 2000                                                      1.21              (.57)           189.71
December 31, 1999                                                      1.41              (.36)           196.53
---------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                                       .75               .71             73.32
December 31, 2002                                                       .72               .56            122.88
December 31, 2001                                                       .66               .23             98.05
December 31, 2000                                                       .65               .08             76.32
December 31, 1999                                                       .71               .05             65.59
---------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                                  .74(b)*           .60(b)*        117.37*
---------------------------------------------------------------------------------------------------------------

See page 234 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IA
-------------------------------------------------------------------------------------------------------------------------
                                                               Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,             Net         Gain (Loss)        Total from
                                                     Beginning      Investment                  on        Investment
Period ended                                         of Period   Income (Loss)         Investments        Operations
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                        $1.00          $.0076                 $--(h)         $.0076
December 31, 2002                                         1.00           .0145                  --(h)          .0145
December 31, 2001                                         1.00           .0392                  --             .0392
December 31, 2000                                         1.00           .0588                  --             .0588
December 31, 1999                                         1.00           .0476                  --             .0476
-------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                       $11.62           $(.02)(a)           $3.83             $3.81
December 31, 2002                                        16.67            (.03)(a)           (5.02)            (5.05)
December 31, 2001                                        29.89            (.04)(a)           (8.76)            (8.80)
December 31, 2000                                        43.54            (.13)(a)          (10.03)           (10.16)
December 31, 1999                                        26.06            (.08)(a)           17.93             17.85
-------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                       $10.98            $.15(a)            $3.39             $3.54
December 31, 2002                                        13.47             .16(a)            (2.14)            (1.98)
December 31, 2001                                        13.52             .18(a)              .28               .46
December 31, 2000                                        11.86             .21(a)             2.27              2.48
December 31, 1999                                        12.03             .18(a)             (.14)              .04
-------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                        $4.09           $(.03)(a)           $1.50             $1.47
December 31, 2002                                         6.02            (.03)(a)           (1.90)            (1.93)
December 31, 2001                                        11.06            (.05)(a)           (4.99)            (5.04)
December 31, 2000                                        22.79            (.08)(a)          (11.42)           (11.50)
December 31, 1999                                        10.09            (.08)(a)(b)        12.84             12.76
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                        $8.51            $.07(a)            $2.10             $2.17
December 31, 2002                                        10.99             .06(a)            (2.47)            (2.41)
December 31, 2001                                        14.32             .08(a)            (2.73)            (2.65)
December 31, 2000                                        14.69             .07(a)             (.34)             (.27)
December 31, 1999                                        11.93             .05(a)(b)          3.20              3.25
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                       $12.23            $.11(a)            $5.97             $6.08
December 31, 2002                                        15.09             .08(a)            (2.76)            (2.68)
December 31, 2001                                        12.81             .08(a)             2.27              2.35
December 31, 2000                                        10.31             .07(a)             2.47              2.54
December 31, 1999**                                      10.00            (.02)(a)             .37               .35
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                        $9.57            $.28(a)            $1.99             $2.27
December 31, 2002                                        12.97             .35(a)            (3.35)            (3.00)
December 31, 2001                                        18.13             .36(a)            (4.17)            (3.81)
December 31, 2000                                        16.97             .49(a)             2.25              2.74
December 31, 1999                                        18.19             .52(a)             (.72)             (.20)
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                        $7.93           $(.02)(a)           $2.67             $2.65
December 31, 2002                                        11.40            (.03)(a)           (3.44)            (3.47)
December 31, 2001                                        19.65            (.02)(a)           (6.47)            (6.49)
December 31, 2000                                        20.68            (.05)(a)            (.73)             (.78)
December 31, 1999                                        14.72            (.05)(a)            7.64              7.59
-------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                       $21.00            $.10(a)            $5.15             $5.25
December 31, 2002                                        28.72             .12(a)            (7.63)            (7.51)
December 31, 2001                                        48.82             .20(a)           (10.65)           (10.45)
December 31, 2000                                        66.25             .04(a)            (8.96)            (8.92)
December 31, 1999                                        45.85             .03(a)            24.59             24.62
-------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
------------------------------------------------------------------------------------------------------
                                                             Less Distributions:
                                                                                From
                                                             From                Net
                                                              Net           Realized              From
                                                       Investment            Gain on            Return
Period ended                                               Income        Investments        of Capital
------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                         $(.0076)               $--               $--
December 31, 2002                                          (.0145)                --                --
December 31, 2001                                          (.0392)                --                --
December 31, 2000                                          (.0588)                --                --
December 31, 1999                                          (.0476)                --                --
------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                             $--                $--               $--
December 31, 2002                                              --                 --                --
December 31, 2001                                              --              (4.42)               --(e)
December 31, 2000                                              --              (3.49)               --
December 31, 1999                                              --               (.37)               --
------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                           $(.18)               $--               $--
December 31, 2002                                            (.13)              (.38)               --
December 31, 2001                                            (.14)              (.37)               --
December 31, 2000                                            (.18)              (.64)               --
December 31, 1999                                              --(e)            (.21)               --
------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                             $--                $--               $--
December 31, 2002                                              --                 --                --
December 31, 2001                                              --                 --                --
December 31, 2000                                              --               (.23)               --(e)
December 31, 1999                                              --               (.06)               --
------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                           $(.05)               $--               $--
December 31, 2002                                            (.07)                --                --
December 31, 2001                                            (.05)              (.63)               --
December 31, 2000                                              --               (.10)               --
December 31, 1999                                            (.03)              (.46)               --
------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                           $(.08)               $--               $--
December 31, 2002                                            (.04)              (.14)               --
December 31, 2001                                              --(e)            (.07)               --
December 31, 2000                                            (.04)                --                --
December 31, 1999**                                            --               (.03)             (.01)
------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                           $(.41)               $--               $--
December 31, 2002                                            (.40)                --                --
December 31, 2001                                            (.50)              (.85)               --
December 31, 2000                                            (.57)             (1.01)               --
December 31, 1999                                            (.50)              (.52)               --
------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                             $--                $--               $--
December 31, 2002                                              --                 --                --
December 31, 2001                                              --              (1.76)               --(e)
December 31, 2000                                              --               (.25)               --
December 31, 1999                                              --              (1.63)               --
------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                           $(.15)               $--               $--
December 31, 2002                                            (.21)                --                --
December 31, 2001                                            (.05)             (9.60)               --
December 31, 2000                                            (.02)             (8.49)               --
December 31, 1999                                            (.05)             (4.17)               --
------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total
                                                                                                  Investment
                                                                                                   Return at        Net Assets,
                                                                  Total   Net Asset Value,         Net Asset      End of Period
Period ended                                              Distributions      End of Period    Value(%)(c)(i)     (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                               $(.0076)             $1.00               .76           $457,943
December 31, 2002                                                (.0145)              1.00              1.46            794,448
December 31, 2001                                                (.0392)              1.00              3.99            893,647
December 31, 2000                                                (.0588)              1.00              6.03            637,405
December 31, 1999                                                (.0476)              1.00              4.86            823,013
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                                   $--             $15.43             32.79         $1,826,123
December 31, 2002                                                    --              11.62            (30.29)         1,664,685
December 31, 2001                                                 (4.42)             16.67            (29.99)         3,058,087
December 31, 2000                                                 (3.49)             29.89            (26.09)         4,992,696
December 31, 1999                                                  (.37)             43.54             69.35          6,432,227
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                                 $(.18)            $14.34             32.86           $416,273
December 31, 2002                                                  (.51)             10.98            (15.44)           366,623
December 31, 2001                                                  (.51)             13.47              3.53            455,975
December 31, 2000                                                  (.82)             13.52             22.59            302,930
December 31, 1999                                                  (.21)             11.86               .27            249,092
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                                   $--              $5.56             35.94            $73,227
December 31, 2002                                                    --               4.09            (32.06)            61,535
December 31, 2001                                                    --               6.02            (45.57)           107,050
December 31, 2000                                                  (.23)             11.06            (51.03)           217,797
December 31, 1999                                                  (.06)             22.79            126.52            207,003
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                                 $(.05)            $10.63             25.69           $128,360
December 31, 2002                                                  (.07)              8.51            (22.06)           127,084
December 31, 2001                                                  (.68)             10.99            (18.62)           197,443
December 31, 2000                                                  (.10)             14.32             (1.84)           222,579
December 31, 1999                                                  (.49)             14.69             27.58            134,115
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                                 $(.08)            $18.23             50.06           $290,933
December 31, 2002                                                  (.18)             12.23            (18.06)           215,964
December 31, 2001                                                  (.07)             15.09             18.42            231,329
December 31, 2000                                                  (.04)             12.81             24.62             59,483
December 31, 1999**                                                (.04)             10.31              3.47*            12,298
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                                 $(.41)            $11.43             25.00           $352,531
December 31, 2002                                                  (.40)              9.57            (23.83)           355,128
December 31, 2001                                                 (1.35)             12.97            (22.11)           631,897
December 31, 2000                                                 (1.58)             18.13             17.61            958,078
December 31, 1999                                                 (1.02)             16.97              (.66)           945,581
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                                   $--             $10.58             33.42           $263,268
December 31, 2002                                                    --               7.93            (30.44)           234,249
December 31, 2001                                                 (1.76)             11.40            (33.34)           443,879
December 31, 2000                                                  (.25)             19.65             (3.98)           767,550
December 31, 1999                                                 (1.63)             20.68             52.90            542,491
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                                 $(.15)            $26.10             25.16         $2,799,625
December 31, 2002                                                  (.21)             21.00            (26.34)         2,740,121
December 31, 2001                                                 (9.65)             28.72            (22.24)         4,784,868
December 31, 2000                                                 (8.51)             48.82            (16.41)         7,326,157
December 31, 1999                                                 (4.22)             66.25             58.22          9,130,197
---------------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IA (continued)
---------------------------------------------------------------------------------------------------------
                                                                           Ratio of Net
                                                            Ratio of         Investment
                                                             Expenses     Income (Loss)
                                                       to Average Net        to Average         Portfolio
Period ended                                          Assets(%)(d)(i)     Net Assets(%)       Turnover(%)
---------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                                 .49               .77                --
December 31, 2002                                                 .48              1.45                --
December 31, 2001                                                 .45              3.75                --
December 31, 2000                                                 .50              5.87                --
December 31, 1999                                                 .49              4.77                --
---------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                                 .67              (.11)            44.22
December 31, 2002                                                 .63              (.19)            68.82
December 31, 2001                                                 .59              (.21)            72.16
December 31, 2000                                                 .57              (.31)            53.64
December 31, 1999                                                 .59              (.28)            71.14
---------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                                 .79              1.24             59.50
December 31, 2002                                                 .78              1.37             60.33
December 31, 2001                                                 .79              1.32             74.80
December 31, 2000                                                 .79              1.75             83.62
December 31, 1999                                                 .80              1.40             98.21
---------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                                 .89              (.62)            71.72
December 31, 2002                                                 .90              (.72)            68.02
December 31, 2001                                                 .85              (.63)           116.66
December 31, 2000                                                 .81              (.42)            88.63
December 31, 1999                                                 .90(b)           (.55)(b)        127.98
---------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                                 .79               .82            116.88
December 31, 2002                                                 .78               .64            154.60
December 31, 2001                                                 .74               .67            146.42
December 31, 2000                                                 .78               .47            161.52
December 31, 1999                                                 .85(b)            .34(b)         169.16
---------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                                 .91               .77             36.14
December 31, 2002                                                 .92               .57             51.54
December 31, 2001                                                 .94               .56             36.65
December 31, 2000                                                1.10               .59             34.05
December 31, 1999**                                              1.29*             (.24)*           48.24*
---------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                                 .83              2.84             38.45
December 31, 2002                                                 .79              3.23             42.68
December 31, 2001                                                 .73              2.45             93.13
December 31, 2000                                                 .72              2.94             28.88
December 31, 1999                                                 .71              3.02             26.16
---------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                                 .76              (.21)            90.84
December 31, 2002                                                 .74              (.28)            78.14
December 31, 2001                                                 .67              (.18)           112.81
December 31, 2000                                                 .67              (.22)           104.60
December 31, 1999                                                 .75              (.29)           133.32
---------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                                 .62               .45             47.37
December 31, 2002                                                 .60               .51             90.52
December 31, 2001                                                 .57               .61            105.03
December 31, 2000                                                 .56               .07             92.54
December 31, 1999                                                 .57               .05             85.13
---------------------------------------------------------------------------------------------------------

See page 234 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
------------------------------------------------------------------------------------------------------------------------
                                                               Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                       $12.30              $.25(a)          $(.07)             $.18
December 31, 2002                                        11.59               .37(a)            .62               .99
December 31, 2001                                        10.87               .47(a)            .25               .72
December 31, 2000***                                     10.00               .54(a)(b)         .66              1.20
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                        $6.05             $(.01)(a)         $1.51             $1.50
December 31, 2002                                         7.80                --(a)(e)       (1.74)            (1.74)
December 31, 2001                                         9.06              (.01)(a)         (1.25)            (1.26)
December 31, 2000****                                    10.00              (.05)(a)          (.89)             (.94)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                  $10.00             $(.03)(a)(b)      $3.03             $3.00
------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                        $3.50             $(.03)(a)         $1.15             $1.12
December 31, 2002                                         4.97              (.05)(a)         (1.42)            (1.47)
December 31, 2001                                         7.18              (.07)(a)         (2.14)            (2.21)
December 31, 2000****                                    10.00              (.07)(a)         (2.75)            (2.82)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                        $8.49              $.60(a)           $.96             $1.56
December 31, 2002                                         8.75               .68(a)           (.18)              .50
December 31, 2001                                         9.11               .76(a)           (.45)              .31
December 31, 2000                                         9.90               .78(a)           (.78)               --
December 31, 1999                                        10.47               .78(a)           (.62)              .16
------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                                  $10.00              $.09(a)(b)       $2.05             $2.14
------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2003                                        $9.54              $.20(a)          $1.38             $1.58
December 31, 2002                                        10.69               .26(a)          (1.17)             (.91)
December 31, 2001                                        10.94               .29(a)           (.25)              .04
December 31, 2000                                         9.98               .18(a)            .78               .96
December 31, 1999                                        10.28               .30(a)           (.34)             (.04)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                       $11.51              $.20(a)          $2.21             $2.41
December 31, 2002                                        13.37               .23(a)          (1.86)            (1.63)
December 31, 2001                                        16.67               .32(a)          (1.77)            (1.45)
December 31, 2000                                        19.60               .45(a)          (1.29)             (.84)
December 31, 1999                                        18.95               .39(a)           1.69              2.08
------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                        $7.19              $.07(a)          $2.01             $2.08
December 31, 2002                                         9.27               .05(a)          (2.12)            (2.07)
December 31, 2001                                        18.02                --(a)(e)       (5.14)            (5.14)
December 31, 2000                                        30.41              (.10)(a)         (7.34)            (7.44)
December 31, 1999                                        20.28              (.10)(a)         12.08             11.98
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                       $18.64              $.32(a)          $4.67             $4.99
December 31, 2002                                        23.44               .31(a)          (4.67)            (4.36)
December 31, 2001                                        25.76               .29(a)          (1.93)            (1.64)
December 31, 2000                                        26.75               .36(a)           1.48              1.84
December 31, 1999                                        28.75               .41(a)            .04               .45
------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (continued)
CLASS IB (continued)
------------------------------------------------------------------------------------------------------
                                                             Less Distributions:
                                                                                From
                                                              From               Net              From
                                                               Net          Realized            Return
                                                        Investment           Gain on                of
Period ended                                                Income       Investments           Capital
------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                            $(.23)            $(.23)              $--
December 31, 2002                                             (.28)               --                --
December 31, 2001                                               --                --(e)             --
December 31, 2000***                                          (.22)             (.11)               --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                              $--               $--               $--
December 31, 2002                                             (.01)               --                --(e)
December 31, 2001                                               --                --                --
December 31, 2000****                                           --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                         $--             $(.28)              $--
------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                              $--               $--               $--
December 31, 2002                                               --                --                --
December 31, 2001                                               --                --                --
December 31, 2000****                                           --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                            $(.81)              $--               $--
December 31, 2002                                             (.76)               --                --
December 31, 2001                                             (.67)               --                --
December 31, 2000                                             (.79)               --                --
December 31, 1999                                             (.73)               --                --
------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                                       $(.04)            $(.02)              $--
------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2003                                            $(.24)              $--               $--
December 31, 2002                                             (.24)               --                --
December 31, 2001                                             (.29)               --                --
December 31, 2000                                               --                --                --
December 31, 1999                                             (.23)             (.02)             (.01)
------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                            $(.47)              $--               $--
December 31, 2002                                             (.23)               --                --
December 31, 2001                                             (.16)            (1.69)               --
December 31, 2000                                             (.33)            (1.76)               --
December 31, 1999                                             (.37)            (1.06)               --
------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                            $(.08)              $--               $--
December 31, 2002                                             (.01)               --                --
December 31, 2001                                               --             (3.61)               --
December 31, 2000                                             (.18)            (4.77)               --
December 31, 1999                                             (.08)            (1.77)               --
------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                            $(.37)              $--               $--
December 31, 2002                                             (.32)             (.12)               --
December 31, 2001                                             (.39)             (.29)               --
December 31, 2000                                             (.49)            (2.34)               --
December 31, 1999                                             (.41)            (2.04)               --
------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Total
                                                                                                   Investment
                                                                                                    Return at       Net Assets,
                                                                    Total  Net Asset Value,         Net Asset     End of Period
Period ended                                                Distributions     End of Period    Value(%)(c)(i)    (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                                   $(.46)           $12.02              1.56          $107,751
December 31, 2002                                                    (.28)            12.30              8.77           164,573
December 31, 2001                                                      --(e)          11.59              6.64            73,366
December 31, 2000***                                                 (.33)            10.87             11.98*            7,690
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                                     $--             $7.55             24.79           $20,315
December 31, 2002                                                    (.01)             6.05            (22.35)           14,021
December 31, 2001                                                      --              7.80            (13.91)            9,784
December 31, 2000****                                                  --              9.06             (9.40)*             989
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                              $(.28)           $12.72             30.05*           $4,737
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                                     $--             $4.62             32.00           $35,091
December 31, 2002                                                      --              3.50            (29.58)           24,082
December 31, 2001                                                      --              4.97            (30.78)           13,245
December 31, 2000****                                                  --              7.18            (28.20)*           1,921
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                                   $(.81)            $9.24             19.91          $141,644
December 31, 2002                                                    (.76)             8.49              6.03           102,982
December 31, 2001                                                    (.67)             8.75              3.51            92,828
December 31, 2000                                                    (.79)             9.11             (0.07)           68,832
December 31, 1999                                                    (.73)             9.90              1.65            23,182
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                                              $(.06)           $12.08             21.39*          $22,804
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2003                                                   $(.24)           $10.88             17.04          $254,106
December 31, 2002                                                    (.24)             9.54             (8.75)          178,710
December 31, 2001                                                    (.29)            10.69              0.46           156,821
December 31, 2000                                                      --             10.94              9.62            94,236
December 31, 1999                                                    (.26)             9.98              (.41)           38,566
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                                   $(.47)           $13.45             21.90           $32,588
December 31, 2002                                                    (.23)            11.51            (12.46)           21,758
December 31, 2001                                                   (1.85)            13.37             (8.58)           24,735
December 31, 2000                                                   (2.09)            16.67             (4.87)           18,984
December 31, 1999                                                   (1.43)            19.60             11.76             6,617
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                                   $(.08)            $9.19             29.23           $74,972
December 31, 2002                                                    (.01)             7.19            (22.39)           65,834
December 31, 2001                                                   (3.61)             9.27            (29.76)           92,817
December 31, 2000                                                   (4.95)            18.02            (29.75)          103,129
December 31, 1999                                                   (1.85)            30.41             64.56            28,909
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                                   $(.37)           $23.26             27.38          $828,558
December 31, 2002                                                    (.44)            18.64            (18.99)          612,170
December 31, 2001                                                    (.68)            23.44             (6.39)          709,842
December 31, 2000                                                   (2.83)            25.76              7.92           513,216
December 31, 1999                                                   (2.45)            26.75              1.47           162,112
---------------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
--------------------------------------------------------------------------------------------------------
                                                                          Ratio of Net
                                                            Ratio of        Investment
                                                            Expenses     Income (Loss)
                                                      to Average Net        to Average         Portfolio
Period ended                                         Assets(%)(d)(i)     Net Assets(%)       Turnover(%)
--------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
December 31, 2003                                                .99              2.09            553.08
December 31, 2002                                                .99              3.13            517.44(f)
December 31, 2001                                                .99              4.12            262.05(f)
December 31, 2000***                                             .95(b)*          5.21(b)*        336.72*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund
December 31, 2003                                               1.31              (.20)           143.90
December 31, 2002                                               1.38               .05            166.36
December 31, 2001                                               1.57              (.13)           101.98
December 31, 2000****                                           1.22*             (.66)*           89.87*
--------------------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
December 31, 2003*****                                           .88(b)*          (.18)(b)*       163.05*
--------------------------------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund
December 31, 2003                                               1.33              (.83)            81.55
December 31, 2002                                               1.81             (1.36)            92.27(g)
December 31, 2001                                               1.84             (1.34)           109.55
December 31, 2000****                                            .89*             (.67)*           28.20*
--------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund
December 31, 2003                                               1.07              6.86            104.06
December 31, 2002                                               1.07              8.20            176.17(f)
December 31, 2001                                               1.01              8.58            139.13(f)
December 31, 2000                                                .93              8.45            169.27
December 31, 1999                                                .93              7.67            117.02
--------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund
December 31, 2003*****                                           .88(b)*           .76(b)*        113.49*
--------------------------------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston
December 31, 2003                                                .98              2.00            144.47
December 31, 2002                                               1.00              2.58            128.14(f)
December 31, 2001                                                .98              2.69            334.64(f)
December 31, 2000                                                .91              3.27            154.53
December 31, 1999                                                .98              3.00            173.41
--------------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund
December 31, 2003                                               1.20              1.63            155.21
December 31, 2002                                               1.16              1.87            105.04
December 31, 2001                                               1.06              2.29            187.96(f)
December 31, 2000                                                .94              2.60            159.03
December 31, 1999                                                .92              2.15            149.82
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund
December 31, 2003                                               1.17               .95             88.32
December 31, 2002                                               1.14               .69            173.27
December 31, 2001                                               1.04              (.02)           186.11
December 31, 2000                                                .91              (.43)           170.41
December 31, 1999                                                .88              (.43)           154.88
--------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund
December 31, 2003                                                .78              1.60             35.71
December 31, 2002                                                .77              1.47             36.01
December 31, 2001                                                .73              1.22             32.75
December 31, 2000                                                .65              1.47             55.04
December 31, 1999                                                .65              1.55             53.68
--------------------------------------------------------------------------------------------------------

See page 234 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
------------------------------------------------------------------------------------------------------------------------
                                                               Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                        $3.73              $--(a)(e)         $.86              $.86
December 31, 2002                                         5.29             (.01)(a)          (1.55)            (1.56)
December 31, 2001                                         7.79             (.02)(a)          (2.48)            (2.50)
December 31, 2000***                                     10.00             (.04)(a)          (2.17)            (2.21)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                        $9.32             $.02(a)           $1.69             $1.71
December 31, 2002                                        11.70              .01(a)           (2.39)            (2.38)
December 31, 2001                                        14.58             (.02)(a)          (2.86)            (2.88)
December 31, 2000                                        10.50             (.01)(a)           4.09              4.08
December 31, 1999                                        10.93               --(a)(e)         (.43)             (.43)
------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                        $7.05             $.62(a)           $1.09             $1.71
December 31, 2002                                         8.06              .74(a)            (.78)             (.04)
December 31, 2001                                         8.97              .88(a)            (.54)              .34
December 31, 2000                                        11.08             1.13(a)           (1.97)             (.84)
December 31, 1999                                        11.70             1.11(a)            (.47)              .64
------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                       $12.89             $.42(a)            $.13              $.55
December 31, 2002                                        12.60              .60(a)             .35               .95
December 31, 2001                                        12.58              .65(a)             .23               .88
December 31, 2000                                        12.51              .81(a)             .11               .92
December 31, 1999                                        13.73              .76(a)           (1.04)             (.28)
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                       $10.09             $.13(a)           $2.73             $2.86
December 31, 2002                                        12.36              .10(a)           (2.28)            (2.18)
December 31, 2001                                        17.67              .09(a)           (3.61)            (3.52)
December 31, 2000                                        21.63              .21(a)           (1.97)            (1.76)
December 31, 1999                                        13.51              .05(a)            8.07              8.12
------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                        $8.35             $.13(a)           $2.97             $3.10
December 31, 2002                                         9.73              .09(a)           (1.42)            (1.33)
December 31, 2001                                        13.25              .11(a)           (2.79)            (2.68)
December 31, 2000                                        15.22              .13(a)             .08               .21
December 31, 1999                                        12.24              .15(a)            2.83              2.98
------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                        $8.37             $.07(a)           $2.70             $2.77
December 31, 2002                                         9.75              .05(a)           (1.37)            (1.32)
December 31, 2001                                        13.67              .02(a)           (3.94)            (3.92)
December 31, 2000                                        23.28             (.13)(a)          (8.44)            (8.57)
December 31, 1999                                        11.48             (.16)(a)          11.96             11.80
------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                        $7.04             $.03(a)           $1.87             $1.90
December 31, 2002                                         9.26              .03(a)           (2.24)            (2.21)
December 31, 2001                                        12.31              .01(a)           (3.06)            (3.05)
December 31, 2000                                        15.13             (.01)(a)          (2.81)            (2.82)
December 31, 1999                                        11.64             (.01)(a)           3.50              3.49
------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                  $10.00             $.05(a)(b)        $2.83             $2.88
------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
------------------------------------------------------------------------------------------------------
                                                              Less Distributions:
                                                                                From
                                                              From               Net              From
                                                               Net          Realized            Return
                                                        Investment           Gain on                of
Period ended                                                Income       Investments           Capital
------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                              $--               $--               $--
December 31, 2002                                               --                --                --
December 31, 2001                                               --                --                --
December 31, 2000***                                            --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                            $(.06)              $--               $--
December 31, 2002                                               --                --                --
December 31, 2001                                               --                --                --
December 31, 2000                                               --                --                --
December 31, 1999                                               --(e)             --                --
------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                            $(.82)              $--               $--
December 31, 2002                                             (.97)               --                --
December 31, 2001                                            (1.25)               --                --
December 31, 2000                                            (1.27)               --                --
December 31, 1999                                            (1.26)               --                --
------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                            $(.60)              $--               $--
December 31, 2002                                             (.66)               --                --
December 31, 2001                                             (.86)               --                --
December 31, 2000                                             (.85)               --                --
December 31, 1999                                             (.73)             (.21)               --
------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                            $(.10)              $--               $--
December 31, 2002                                             (.09)               --                --
December 31, 2001                                             (.04)            (1.75)               --
December 31, 2000                                             (.41)            (1.79)               --
December 31, 1999                                               --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                            $(.14)              $--               $--
December 31, 2002                                             (.05)               --                --
December 31, 2001                                             (.12)             (.72)               --
December 31, 2000                                             (.68)            (1.50)               --
December 31, 1999                                               --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                            $(.03)              $--               $--
December 31, 2002                                             (.06)               --                --
December 31, 2001                                               --                --                --
December 31, 2000                                             (.01)            (1.03)               --(e)
December 31, 1999                                               --(e)             --                --
------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                            $(.03)              $--               $--
December 31, 2002                                             (.01)               --                --
December 31, 2001                                               --                --                --
December 31, 2000                                               --                --                --
December 31, 1999                                               --                --                --
------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                       $(.03)            $(.07)              $--
------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Total
                                                                                                   Investment
                                                                                                    Return at       Net Assets,
                                                                    Total  Net Asset Value,         Net Asset     End of Period
Period ended                                                Distributions     End of Period    Value(%)(c)(i)    (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                                     $--             $4.59             23.06           $37,906
December 31, 2002                                                      --              3.73            (29.49)           31,065
December 31, 2001                                                      --              5.29            (32.09)           44,521
December 31, 2000***                                                   --              7.79            (22.10)*          41,072
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                                   $(.06)           $10.97             18.39          $161,036
December 31, 2002                                                      --              9.32            (20.34)          119,828
December 31, 2001                                                      --             11.70            (19.75)          128,067
December 31, 2000                                                      --             14.58             38.86           107,991
December 31, 1999                                                      --(e)          10.50             (3.90)           20,162
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                                   $(.82)            $7.94             26.54          $159,069
December 31, 2002                                                    (.97)             7.05             (0.85)           79,036
December 31, 2001                                                   (1.25)             8.06              3.78            64,972
December 31, 2000                                                   (1.27)             8.97             (8.51)           38,039
December 31, 1999                                                   (1.26)            11.08              5.81            17,646
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                                   $(.60)           $12.84              4.43          $262,067
December 31, 2002                                                    (.66)            12.89              7.89           215,874
December 31, 2001                                                    (.86)            12.60              7.30           144,380
December 31, 2000                                                    (.85)            12.58              7.79            55,669
December 31, 1999                                                    (.94)            12.51             (2.16)           18,116
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                                   $(.10)           $12.85             28.65          $510,055
December 31, 2002                                                    (.09)            10.09            (17.75)          308,970
December 31, 2001                                                   (1.79)            12.36            (20.61)          252,647
December 31, 2000                                                   (2.20)            17.67             (9.61)          197,754
December 31, 1999                                                      --             21.63             60.10            40,448
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                                   $(.14)           $11.31             37.85           $63,651
December 31, 2002                                                    (.05)             8.35            (13.77)           45,744
December 31, 2001                                                    (.84)             9.73            (20.81)           41,771
December 31, 2000                                                   (2.18)            13.25              1.33            36,934
December 31, 1999                                                      --             15.22             24.35            10,652
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                                   $(.03)           $11.11             33.21          $144,493
December 31, 2002                                                    (.06)             8.37            (13.63)          122,332
December 31, 2001                                                      --              9.75            (28.68)          159,227
December 31, 2000                                                   (1.04)            13.67            (38.67)          184,660
December 31, 1999                                                      --(e)          23.28            102.80            33,554
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                                   $(.03)            $8.91             27.14          $220,061
December 31, 2002                                                    (.01)             7.04            (23.87)          180,341
December 31, 2001                                                      --              9.26            (24.78)          261,025
December 31, 2000                                                      --             12.31            (18.64)          279,598
December 31, 1999                                                      --             15.13             29.98           101,795
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                              $(.10)           $12.78             28.83*           $6,703
---------------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
----------------------------------------------------------------------------------------------------------------
                                                                                  Ratio of Net
                                                                    Ratio of        Investment
                                                                    Expenses     Income (Loss)
                                                              to Average Net        to Average         Portfolio
Period ended                                                 Assets(%)(d)(i)     Net Assets(%)       Turnover(%)
----------------------------------------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund
December 31, 2003                                                       1.21              (.08)            59.00
December 31, 2002                                                       1.21              (.21)            63.30
December 31, 2001                                                       1.07              (.39)            83.13
December 31, 2000***                                                     .94*             (.39)*           57.60*
----------------------------------------------------------------------------------------------------------------
Putnam VT Health Sciences Fund
December 31, 2003                                                       1.09               .11             63.66
December 31, 2002                                                       1.08               .13             74.33
December 31, 2001                                                       1.01              (.13)            53.20
December 31, 2000                                                        .94              (.10)            49.10
December 31, 1999                                                        .98              (.01)            82.45
----------------------------------------------------------------------------------------------------------------
Putnam VT High Yield Fund
December 31, 2003                                                       1.03              8.44             75.01
December 31, 2002                                                       1.03             10.38             68.41
December 31, 2001                                                        .98             10.71             81.97
December 31, 2000                                                        .89             11.61             69.05
December 31, 1999                                                        .87             10.01             52.96
----------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund
December 31, 2003                                                        .93              3.29            287.19
December 31, 2002                                                        .93              4.79            399.61(f)
December 31, 2001                                                        .90              5.26            250.79(f)
December 31, 2000                                                        .82              6.74            238.00
December 31, 1999                                                        .82              6.14            220.90
----------------------------------------------------------------------------------------------------------------
Putnam VT International Equity Fund
December 31, 2003                                                       1.19              1.15             71.14
December 31, 2002                                                       1.24               .91             53.20(g)
December 31, 2001                                                       1.16               .66             69.81
December 31, 2000                                                       1.09              1.13             78.84
December 31, 1999                                                       1.17               .31            107.38
----------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund
December 31, 2003                                                       1.27              1.39             71.71
December 31, 2002                                                       1.25              1.03             99.21
December 31, 2001                                                       1.20              1.02            154.29
December 31, 2000                                                       1.12               .97             82.02
December 31, 1999                                                       1.13              1.08             92.27
----------------------------------------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund
December 31, 2003                                                       1.51              0.74            135.90
December 31, 2002                                                       1.52               .56            136.66
December 31, 2001                                                       1.46               .14            198.97
December 31, 2000                                                       1.36              (.74)           189.71
December 31, 1999                                                       1.56              (.97)           196.53
----------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund
December 31, 2003                                                       1.00               .46             73.32
December 31, 2002                                                        .97               .32            122.88
December 31, 2001                                                        .88               .02             98.05
December 31, 2000                                                        .80              (.06)            76.32
December 31, 1999                                                        .86              (.11)            65.59
----------------------------------------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund
December 31, 2003*****                                                   .91(b)*           .45(b)*        117.37*
----------------------------------------------------------------------------------------------------------------

See page 234 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST
Financial Highlights
CLASS IB
------------------------------------------------------------------------------------------------------------------------
                                                               Investment Operations:
                                                                                               Net
                                                           Net                        Realized and
                                                         Asset                          Unrealized
                                                        Value,               Net       Gain (Loss)        Total from
                                                     Beginning        Investment                on        Investment
Period ended                                         of Period     Income (Loss)       Investments        Operations
------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                        $1.00            $.0051               $--(h)         $.0051
December 31, 2002                                         1.00             .0120                --(h)          .0120
December 31, 2001                                         1.00             .0370                --             .0370
December 31, 2000                                         1.00             .0566                --             .0566
December 31, 1999                                         1.00             .0460                --             .0460
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                       $11.50             $(.05)(a)         $3.78             $3.73
December 31, 2002                                        16.55              (.06)(a)         (4.99)            (5.05)
December 31, 2001                                        29.77              (.08)(a)         (8.72)            (8.80)
December 31, 2000                                        43.44              (.18)(a)        (10.00)           (10.18)
December 31, 1999                                        26.04              (.15)(a)         17.92             17.77
------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                       $10.93              $.12(a)          $3.37             $3.49
December 31, 2002                                        13.42               .14(a)          (2.14)            (2.00)
December 31, 2001                                        13.49               .14(a)            .29               .43
December 31, 2000                                        11.85               .20(a)           2.26              2.46
December 31, 1999                                        12.02               .17(a)           (.13)              .04
------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                        $4.06             $(.04)(a)         $1.49             $1.45
December 31, 2002                                         5.99              (.05)(a)         (1.88)            (1.93)
December 31, 2001                                        11.03              (.06)(a)         (4.98)            (5.04)
December 31, 2000                                        22.76              (.10)(a)        (11.40)           (11.50)
December 31, 1999                                        10.08              (.10)(a)(b)      12.84             12.74
------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                        $8.47              $.05(a)          $2.09             $2.14
December 31, 2002                                        10.94               .04(a)          (2.46)            (2.42)
December 31, 2001                                        14.28               .05(a)          (2.72)            (2.67)
December 31, 2000                                        14.67               .05(a)           (.34)             (.29)
December 31, 1999                                        11.90               .02(a)(b)        3.23              3.25
------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                       $12.16              $.08(a)          $5.93             $6.01
December 31, 2002                                        15.03               .05(a)          (2.75)            (2.70)
December 31, 2001                                        12.79               .04(a)           2.27              2.31
December 31, 2000                                        10.30               .05(a)           2.47              2.52
December 31, 1999**                                      10.00              (.03)(a)           .37               .34
------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                        $9.52              $.26(a)          $1.99             $2.25
December 31, 2002                                        12.92               .32(a)          (3.35)            (3.03)
December 31, 2001                                        18.09               .33(a)          (4.16)            (3.83)
December 31, 2000                                        16.95               .45(a)           2.26              2.71
December 31, 1999                                        18.19               .47(a)           (.69)             (.22)
------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                        $7.87             $(.04)(a)         $2.65             $2.61
December 31, 2002                                        11.34              (.05)(a)         (3.42)            (3.47)
December 31, 2001                                        19.60              (.05)(a)         (6.45)            (6.50)
December 31, 2000                                        20.65              (.08)(a)          (.72)             (.80)
December 31, 1999                                        14.73              (.07)(a)          7.62              7.55
------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                       $20.87              $.04(a)          $5.14             $5.18
December 31, 2002                                        28.56               .06(a)          (7.60)            (7.54)
December 31, 2001                                        48.64               .13(a)         (10.61)           (10.48)
December 31, 2000                                        66.11               .01(a)          (8.99)            (8.98)
December 31, 1999                                        45.81              (.10)(a)         24.62             24.52
------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
----------------------------------------------------------------------------------------------------
                                                            Less Distributions:
                                                                              From
                                                            From               Net              From
                                                             Net          Realized            Return
                                                      Investment           Gain on                of
Period ended                                              Income       Investments           Capital
----------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                        $(.0051)              $--               $--
December 31, 2002                                         (.0120)               --                --
December 31, 2001                                         (.0370)               --                --
December 31, 2000                                         (.0566)               --                --
December 31, 1999                                         (.0460)               --                --
----------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                            $--               $--               $--
December 31, 2002                                             --                --                --
December 31, 2001                                             --             (4.42)               --(e)
December 31, 2000                                             --             (3.49)               --
December 31, 1999                                             --              (.37)               --
----------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                          $(.15)              $--               $--
December 31, 2002                                           (.11)             (.38)               --
December 31, 2001                                           (.13)             (.37)               --
December 31, 2000                                           (.18)             (.64)               --
December 31, 1999                                             --              (.21)               --
----------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                            $--               $--               $--
December 31, 2002                                             --                --                --
December 31, 2001                                             --                --                --
December 31, 2000                                             --              (.23)               --(e)
December 31, 1999                                             --              (.06)               --
----------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                          $(.03)              $--               $--
December 31, 2002                                           (.05)               --                --
December 31, 2001                                           (.04)             (.63)               --
December 31, 2000                                             --              (.10)               --
December 31, 1999                                           (.02)             (.46)               --
----------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                          $(.05)              $--               $--
December 31, 2002                                           (.03)             (.14)               --
December 31, 2001                                             --(e)           (.07)               --
December 31, 2000                                           (.03)               --                --
December 31, 1999**                                           --              (.03)             (.01)
----------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                          $(.38)              $--               $--
December 31, 2002                                           (.37)               --                --
December 31, 2001                                           (.49)             (.85)               --
December 31, 2000                                           (.56)            (1.01)               --
December 31, 1999                                           (.50)             (.52)               --
----------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                            $--               $--               $--
December 31, 2002                                             --                --                --
December 31, 2001                                             --             (1.76)               --(e)
December 31, 2000                                             --              (.25)               --
December 31, 1999                                             --             (1.63)               --
----------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                          $(.09)              $--               $--
December 31, 2002                                           (.15)               --                --
December 31, 2001                                             --             (9.60)               --
December 31, 2000                                             --(e)          (8.49)               --
December 31, 1999                                           (.05)            (4.17)               --
----------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Total
                                                                                                   Investment
                                                                                                    Return at       Net Assets,
                                                                    Total  Net Asset Value,         Net Asset     End of Period
Period ended                                                Distributions     End of Period    Value(%)(c)(i)    (in thousands)
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                                 $(.0051)            $1.00               .51          $121,504
December 31, 2002                                                  (.0120)             1.00              1.20           154,358
December 31, 2001                                                  (.0370)             1.00              3.76           154,176
December 31, 2000                                                  (.0566)             1.00              5.82           101,820
December 31, 1999                                                  (.0460)             1.00              4.66            41,516
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                                     $--            $15.23             32.44          $176,316
December 31, 2002                                                      --             11.50            (30.51)          125,829
December 31, 2001                                                   (4.42)            16.55            (30.14)          200,041
December 31, 2000                                                   (3.49)            29.77            (26.20)          231,779
December 31, 1999                                                    (.37)            43.44             69.10            62,977
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                                   $(.15)           $14.27             32.48          $149,367
December 31, 2002                                                    (.49)            10.93            (15.60)           99,692
December 31, 2001                                                    (.50)            13.42              3.32            88,543
December 31, 2000                                                    (.82)            13.49             22.37            30,806
December 31, 1999                                                    (.21)            11.85               .26             9,541
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                                     $--             $5.51             35.71           $43,220
December 31, 2002                                                      --              4.06            (32.22)           32,536
December 31, 2001                                                      --              5.99            (45.69)           55,209
December 31, 2000                                                    (.23)            11.03            (51.09)           74,367
December 31, 1999                                                    (.06)            22.76            126.45            24,432
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                                   $(.03)           $10.58             25.32          $125,821
December 31, 2002                                                    (.05)             8.47            (22.20)          101,445
December 31, 2001                                                    (.67)            10.94            (18.83)          119,888
December 31, 2000                                                    (.10)            14.28             (1.98)           88,834
December 31, 1999                                                    (.48)            14.67             27.69            26,210
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                                   $(.05)           $18.12             49.65          $332,094
December 31, 2002                                                    (.17)            12.16            (18.27)          191,497
December 31, 2001                                                    (.07)            15.03             18.13           130,991
December 31, 2000                                                    (.03)            12.79             24.44            30,586
December 31, 1999**                                                  (.04)            10.30              3.37*            6,384
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                                   $(.38)           $11.39             24.82           $48,653
December 31, 2002                                                    (.37)             9.52            (24.09)           39,574
December 31, 2001                                                   (1.34)            12.92            (22.28)           59,284
December 31, 2000                                                   (1.57)            18.09             17.45            48,543
December 31, 1999                                                   (1.02)            16.95             (0.79)           11,337
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                                     $--            $10.48             33.16          $240,752
December 31, 2002                                                      --              7.87            (30.60)          189,445
December 31, 2001                                                   (1.76)            11.34            (33.50)          293,140
December 31, 2000                                                    (.25)            19.60             (4.09)          297,024
December 31, 1999                                                   (1.63)            20.65             52.59            37,506
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                                   $(.09)           $25.96             24.91          $509,892
December 31, 2002                                                    (.15)            20.87            (26.53)          362,402
December 31, 2001                                                   (9.60)            28.56            (22.41)          481,526
December 31, 2000                                                   (8.49)            48.64            (16.54)          485,116
December 31, 1999                                                   (4.22)            66.11             58.01           155,889
---------------------------------------------------------------------------------------------------------------------------------


PUTNAM VARIABLE TRUST
Financial Highlights (Continued)
CLASS IB  (Continued)
------------------------------------------------------------------------------------------------------------
                                                                              Ratio of Net
                                                                Ratio of        Investment
                                                                Expenses     Income (Loss)
                                                          to Average Net        to Average         Portfolio
Period ended                                             Assets(%)(d)(i)     Net Assets(%)       Turnover(%)
------------------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund
December 31, 2003                                                    .74               .51                --
December 31, 2002                                                    .73              1.19                --
December 31, 2001                                                    .67              3.51                --
December 31, 2000                                                    .65              5.81                --
December 31, 1999                                                    .64              4.61                --
------------------------------------------------------------------------------------------------------------
Putnam VT New Opportunities Fund
December 31, 2003                                                    .92              (.36)            44.22
December 31, 2002                                                    .88              (.44)            68.82
December 31, 2001                                                    .81              (.43)            72.16
December 31, 2000                                                    .72              (.45)            53.64
December 31, 1999                                                    .74              (.47)            71.14
------------------------------------------------------------------------------------------------------------
Putnam VT New Value Fund
December 31, 2003                                                   1.04               .99             59.50
December 31, 2002                                                   1.03              1.16             60.33
December 31, 2001                                                   1.01              1.10             74.80
December 31, 2000                                                    .94              1.65             83.62
December 31, 1999                                                    .95              1.43             98.21
------------------------------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund
December 31, 2003                                                   1.14              (.87)            71.72
December 31, 2002                                                   1.15              (.97)            68.02
December 31, 2001                                                   1.07              (.86)           116.66
December 31, 2000                                                    .96              (.59)            88.63
December 31, 1999                                                   1.05(b)           (.68)(b)        127.98
------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund
December 31, 2003                                                   1.04               .56            116.88
December 31, 2002                                                   1.03               .41            154.60
December 31, 2001                                                    .96               .46            146.42
December 31, 2000                                                    .93               .35            161.52
December 31, 1999                                                   1.00(b)            .13(b)         169.16
------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund
December 31, 2003                                                   1.16               .53             36.14
December 31, 2002                                                   1.17               .36             51.54
December 31, 2001                                                   1.16               .33             36.65
December 31, 2000                                                   1.25               .44             34.05
December 31, 1999**                                                 1.39*             (.31)*           48.24*
------------------------------------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund
December 31, 2003                                                   1.08              2.57             38.45
December 31, 2002                                                   1.04              2.99             42.68
December 31, 2001                                                    .95              2.23             93.13
December 31, 2000                                                    .87              2.68             28.88
December 31, 1999                                                    .86              2.77             26.16
------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund
December 31, 2003                                                   1.01              (.46)            90.84
December 31, 2002                                                    .99              (.53)            78.14
December 31, 2001                                                    .89              (.39)           112.81
December 31, 2000                                                    .82              (.36)           104.60
December 31, 1999                                                    .90              (.42)           133.32
------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund
December 31, 2003                                                    .87               .19             47.37
December 31, 2002                                                    .85               .26             90.52
December 31, 2001                                                    .79               .39            105.03
December 31, 2000                                                    .71               .02             92.54
December 31, 1999                                                    .72              (.21)            85.13
------------------------------------------------------------------------------------------------------------

See page 234 for Notes to Financial Highlights.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.





PUTNAM VARIABLE TRUST

Notes to Financial Highlights

    * Not annualized.

   ** For the period April 30, 1999 (commencement of operations) to
      December 31, 1999.

  *** For the period February 1, 2000 (commencement of operations) to
      December 31, 2000.

 **** For the period September 29, 2000 (commencement of operations) to December 31, 2000.

***** For the period May 1, 2003 (commencement of operations) to
      December 31, 2003.

  (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Reflects an expense limitation in effect during the period. As a result of such limitation, the expenses of the following funds reflect a reduction of the following amounts based on average net assets.

                                                          12/31/03       12/31/00       12/31/99
                                                          --------       --------       --------
      Putnam VT American Government Income Fund Class IA                    0.19%
      Putnam VT American Government Income Fund Class IB                    0.19%
      Putnam VT Capital Opportunities Fund Class IA          0.61%
      Putnam VT Capital Opportunities Fund Class IB          0.61%
      Putnam VT Equity Income Fund Class IA                  0.18%
      Putnam VT Equity Income Fund Class IB                  0.18%
      Putnam VT Mid Cap Value Class IA                       0.54%
      Putnam VT Mid Cap Value Class IB                       0.54%
      Putnam VT OTC & Emerging Growth Fund Class IA                                        0.53%
      Putnam VT OTC & Emerging Growth Fund Class IB                                        0.53%
      Putnam VT Research Fund Class IA                                                     0.54%
      Putnam VT Research Fund Class IB                                                     0.54%


  (c) Total return assumes dividend reinvestment.

  (d) Includes amounts paid through expense offset arrangements and for certain funds, brokerage service arrangements (Note 2).

  (e) Amount represents less than $0.01 per share.

  (f) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

  (g) Portfolio turnover excludes the impact of assets received from the acquired fund (Note 5).

  (h) Amount represents less than $0.0001 per share.

  (i) The charges and expenses at the insurance company separate account level are not reflected.


PUTNAM VARIABLE TRUST

Notes to Financial Statements
December 31, 2003

NOTE 1
SIGNIFICANT
ACCOUNTING
POLICIES

Putnam Variable Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company (except for Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund, which are non-diversified) which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of class IA shares and class IB shares of beneficial interest. The Trust currently offers the following twenty-eight funds: Putnam VT American Government Income Fund, Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund (formerly Putnam VT Voyager Fund II), Putnam VT Diversified Income Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Global Equity Fund, Putnam VT Growth and Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT Health Sciences Fund, Putnam VT High Yield Fund, Putnam VT Income Fund, Putnam VT International Equity Fund (formerly Putnam VT International Growth Fund), Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Investors Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund, Putnam VT New Value Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Research Fund, Putnam VT Small Cap Value Fund, Putnam VT Utilities Growth and Income Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund. The Trust began offering class IA and class IB shares of Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund on May 1, 2003. Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund each concentrate their investments in one sector which involves more risk than a fund that invests more broadly. Putnam VT Diversified Income Fund, Putnam VT High Yield Fund and Putnam VT Income Fund invest in higher yielding, lower rated bonds that have a higher rate of default due to the nature of their investments.

Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee.

Expenses of each fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of that fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation For all funds other than Putnam VT Money Market Fund, investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. See sections F, G, H, I, J, K and L with respect to the valuation of forward currency contracts, futures and options contracts, total return swap contracts, interest rate swap contracts, credit default contracts and TBA purchase and sale commitments.

The valuation of Putnam VT Money Market Fund's portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account Each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the Trust's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the security received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

E) Foreign currency translation The accounting records of the Trust are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of each fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. Each fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Putnam VT International Equity Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts Each fund, except for Putnam VT Money Market Fund, may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

G) Futures and options contracts During the year ended December 31, 2003, each fund except Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund, Putnam VT Growth Opportunities Fund, Putnam VT High Yield Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, Putnam VT International New Opportunities Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund and Putnam VT Small Cap Value Fund used futures and/or options contracts to hedge against changes in the values of securities each fund owned or expected to purchase. All of the funds may write options on securities they own or in which they may invest to increase their current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

H) Total return swap contracts During the year ended December 31, 2003, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

I) Interest rate swap contracts During the year ended December 31, 2003, Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT High Yield Fund and Putnam VT Income Fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recorded as part of realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

J) Credit default contracts During the year ended December 31, 2003, Putnam VT Diversified Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Global Asset Allocation Fund, Putnam VT Income Fund and Putnam VT Utilities Growth and Income Fund entered into credit default contracts where one party, the protection buyer, makes an upfront payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

K) TBA purchase commitments Each fund, except for Putnam VT Money Market Fund, may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments Each fund, except for Putnam VT Money Market Fund, may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund's portfolio for each fund of the Trust.

M) Security lending During the year ended December 31, 2003, each fund except Putnam VT American Government Income Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund, Putnam VT Income Fund, Putnam VT Mid Cap Value Fund, Putnam VT Money Market Fund, Putnam VT New Opportunities Fund and Putnam VT OTC & Emerging Growth Fund, lent securities, through their agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents, the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2003, the value of securities loaned and the cash collateral received by the funds, which is pooled with collateral from other Putnam funds into 15 issuers of high-grade short-term investments, amounted to the following:

                                          Loaned Amount  Cash Collateral
-----------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund                            $2,830,565      $2,926,360

Putnam VT Diversified
Income Fund                                   1,213,000       1,242,768

Putnam VT The George

Putnam Fund of Boston                         7,107,844       7,329,766

Putnam VT Global Asset
Allocation Fund                               4,793,457       4,983,828

Putnam VT Global Equity Fund                 16,065,130      16,490,488

Putnam VT Growth and
Income Fund                                   6,154,635       6,302,912

Putnam VT Health Sciences Fund               17,943,284      18,370,831

Putnam VT High Yield Fund                     2,086,769       2,137,645

Putnam VT International Equity Fund          24,490,705      25,499,776

Putnam VT International New
Opportunities Fund                            1,788,618       1,862,720

Putnam VT Investors Fund                     13,734,061      14,110,806

Putnam VT New Value Fund                      2,414,930       2,469,643

Putnam VT Research Fund                       1,006,182       1,028,687

Putnam VT Small Cap Value Fund               33,131,026      34,710,883

Putnam VT Utilities Growth and
Income Fund                                  21,700,758      22,840,767

Putnam VT Vista Fund                         55,363,037      56,838,813

Putnam VT Voyager Fund                       14,628,136      15,000,213
-----------------------------------------------------------------------

N) Line of credit During the period, each fund, except for Putnam VT American Government Income Fund, Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund, Putnam VT Mid Cap Value Fund and Putnam VT Money Market Fund, was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003, none of the participating funds had any borrowings against the line of credit. Effective August 6, 2003, the funds no longer participated in a committed line of credit.

O) Federal taxes Each fund of the Trust is created as a separate entity for federal income tax purposes. It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2003, the following funds had capital loss carryovers which will expire on the following dates:

                                   Loss Carryover      Expiration Date
----------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund                     $1,429,036     December 31, 2009
                                       3,677,066     December 31, 2010
Putnam VT Discovery
Growth Fund                            1,177,409     December 31, 2007
                                       3,089,761     December 31, 2008
                                       3,833,698     December 31, 2009
                                       6,200,828     December 31, 2010
Putnam VT Diversified
Income Fund                           14,041,182     December 31, 2006
                                      29,253,857     December 31, 2007
                                      17,509,545     December 31, 2008
                                      35,797,191     December 31, 2009
                                      39,497,485     December 31, 2010
Putnam VT The George
Putnam Fund of Boston                  7,099,746     December 31, 2008
                                      27,479,863     December 31, 2010
                                       8,914,075     December 31, 2011
Putnam VT Global Asset
Allocation Fund                       37,368,249     December 31, 2009
                                      66,084,293     December 31, 2010
                                       6,244,093     December 31, 2011
Putnam VT Global
Equity Fund                          766,368,379     December 31, 2009
                                     194,434,404     December 31, 2010
                                       1,895,219     December 31, 2011
Putnam VT Growth and
Income Fund                          428,271,825     December 31, 2010
                                     257,559,940     December 31, 2011
Putnam VT Growth
Opportunities Fund                     9,528,605     December 31, 2008
                                      61,617,837     December 31, 2009
                                      26,053,370     December 31, 2010
                                       4,350,359     December 31, 2011
Putnam VT Health
Sciences Fund                          1,006,008     December 31, 2006
                                      15,597,681     December 31, 2007
                                      13,938,586     December 31, 2009
                                      43,198,692     December 31, 2010
                                      14,247,714     December 31, 2011

Putnam VT High Yield Fund             16,523,488     December 31, 2006
                                      60,939,752     December 31, 2007
                                      69,810,807     December 31, 2008
                                      88,127,331     December 31, 2009
                                     116,537,335     December 31, 2010
                                      16,826,743     December 31, 2011

Putnam VT Income Fund                 12,433,782     December 31, 2008

Putnam VT International
Equity Fund                           13,861,556     December 31, 2008
                                      92,019,473     December 31, 2009
                                      99,176,725     December 31, 2010
                                      72,711,365     December 31, 2011
Putnam VT International
Growth and Income Fund                63,461,412     December 31, 2009
                                      21,014,713     December 31, 2010
Putnam VT International
New Opportunities Fund                61,352,660     December 31, 2008
                                     135,534,785     December 31, 2009
                                      37,566,266     December 31, 2010

Putnam VT Investors Fund               7,396,258     December 31, 2006
                                       7,089,704     December 31, 2007
                                     120,473,966     December 31, 2008
                                     245,199,480     December 31, 2009
                                     109,246,178     December 31, 2010
Putnam VT New
Opportunities Fund                   879,653,600     December 31, 2009
                                     625,131,957     December 31, 2010
                                      74,081,080     December 31, 2011

Putnam VT New Value Fund              40,730,950     December 31, 2010
                                      10,387,701     December 31, 2011
Putnam VT OTC & Emerging
Growth Fund                          128,188,308     December 31, 2008
                                     207,253,292     December 31, 2009
                                      46,156,491     December 31, 2010

Putnam VT Research Fund               62,409,784     December 31, 2009
                                      50,685,433     December 31, 2010
                                       2,734,369     December 31, 2011
Putnam VT Small Cap
Value Fund                            26,652,091     December 31, 2010

Putnam VT Utilities Growth
and Income Fund                       38,340,420     December 31, 2009
                                      90,436,035     December 31, 2010
                                      44,040,714     December 31, 2011

Putnam VT Vista Fund                 363,129,373     December 31, 2009
                                     161,305,547     December 31, 2010
                                      23,278,091     December 31, 2011

Putnam VT Voyager Fund               539,958,363     December 31, 2009
                                   1,042,501,471     December 31, 2010
                                     236,222,585     December 31, 2011

These capital loss carryovers, available to the extent allowed by tax law, may be used to offset future net capital gains, if any.

P) Distributions to shareholders For Putnam VT Money Market Fund, income dividends are recorded daily by the fund and are paid monthly to shareholders. For all other funds, distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, foreign taxes paid on capital gains, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, realized and unrealized gains and losses on passive foreign investments, realized built-in losses, net operating loss and income on swap contracts. Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2003, the funds reclassified the following amounts:

                                              Accumulated
                            Undistributed    Net Realized
                                      Net  Gain/(Loss) on
                               Investment      Investment       Paid-in-
                           Income /(Loss)    Transactions        Capital
------------------------------------------------------------------------
Putnam VT American
Government Income Fund            $57,278        $(57,278)           $--
Putnam VT Capital
Appreciation Fund                  26,221           1,039        (27,260)
Putnam VT Capital
Opportunities Fund                  3,988          (3,988)            --
Putnam VT Discovery
Growth Fund                       329,380         162,803       (492,183)
Putnam VT Diversified
Income Fund                    12,235,054     (12,837,749)       602,695
Putnam VT Equity
Income Fund                             6              (6)            --
Putnam VT The George
Putnam Fund of Boston             205,039        (205,182)           143
Putnam VT Global Asset
Allocation Fund                 6,231,538      (6,234,132)         2,594
Putnam VT Global
Equity Fund                     6,925,018      (6,925,018)            --
Putnam VT Growth and
Income Fund                      (655,260)        655,266             (6)
Putnam VT Growth
Opportunities Fund                     --              --             --
Putnam VT Health
Sciences Fund                   1,087,882      (1,087,882)            --
Putnam VT High Yield Fund       2,696,491      (2,157,566)      (538,925)
Putnam VT Income Fund             464,052        (464,052)            --
Putnam VT International
Equity Fund                     2,388,105          20,771     (2,408,876)
Putnam VT International
Growth and Income Fund             68,228         (68,228)            --
Putnam VT International
New Opportunities Fund            680,242        (680,242)            --
Putnam VT Investors Fund              199            (199)            --
Putnam VT Mid Cap
Value Fund                             --              --             --
Putnam VT Money
Market Fund                            --              --             --
Putnam VT New
Opportunities Fund              2,502,239            (159)    (2,502,080)
Putnam VT New Value Fund          (52,201)         52,201             --
Putnam VT OTC & Emerging
Growth Fund                       756,693           2,010       (758,703)
Putnam VT Research Fund        (1,520,147)      1,520,147             --
Putnam VT Small Cap
Value Fund                        (43,708)         43,708             --
Putnam VT Utilities Growth
and Income Fund                (1,327,613)      1,327,613             --
Putnam VT Vista Fund            1,495,038              --     (1,495,038)
Putnam VT Voyager Fund            (23,290)         23,290             --
------------------------------------------------------------------------

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:


                                                                         Net
                                                                  Unrealized  Undistributed
                                    Unrealized     Unrealized  Appreciation/       Ordinary
                                  Appreciation   Depreciation   Depreciation         Income
--------------------------------------------------------------------------------------------
Putnam VT American
Government Fund                     $3,371,387    ($2,328,270)    $1,043,117    $11,153,971
Putnam VT Capital
Appreciation Fund                    5,069,215       (304,223)     4,764,992             --
Putnam VT Capital
Opportunities Fund                     921,061       (134,671)       786,390             --
Putnam VT Discovery
Growth Fund                          9,860,868       (842,877)     9,017,991             --
Putnam VT Diversified
Income Fund                         44,252,420    (34,918,757)     9,333,663     53,354,376
Putnam VT Equity
Income Fund                          5,759,847       (151,818)     5,608,029          6,882
Putnam VT The George
Putnam Fund of Boston               77,848,420     (7,192,080)    70,656,340     14,454,726
Putnam VT Global Asset
Allocation Fund                     50,354,944     (8,388,154)    41,966,790     13,370,268
Putnam VT Global
Equity Fund                         89,109,132    (14,884,295)    74,224,837     15,472,658
Putnam VT Growth and
Income Fund                      1,171,625,468   (158,575,956) 1,013,049,512     96,693,878
Putnam VT Growth
Opportunities Fund                   7,280,955     (1,987,518)     5,293,437         34,397
Putnam VT Health
Sciences Fund                       58,817,019     (4,611,165)    54,205,854        975,945
Putnam VT High Yield Fund           59,952,950    (79,179,774)   (19,226,824)    60,677,941
Putnam VT Income Fund               19,907,966    (14,389,064)     5,518,902     40,562,209
Putnam VT International
Equity Fund                        164,651,575    (13,899,641)   150,751,934     14,556,686
Putnam VT International
Growth and
Income Fund                        513,823,961   (468,236,079)    45,587,882      4,154,638
Putnam VT International
New Opportunities
Fund                                49,613,456       (996,753)    48,616,703      2,492,561
Putnam VT Investors Fund            92,562,667     (6,598,338)    85,964,329      3,200,833
Putnam VT Mid Cap
Value Fund                           2,355,149        (74,087)     2,281,062             --
Putnam VT Money
Market Fund                                 --             --             --         44,124
Putnam VT New
Opportunities Fund                 365,028,927   (101,958,199)   263,070,728             --
Putnam VT New
Value Fund                         117,030,781     (9,136,382)   107,894,399      5,620,702
Putnam VT OTC &
Emerging Growth Fund                19,199,731     (9,335,821)     9,863,910             --
Putnam VT Research Fund             26,677,611     (1,647,628)    25,029,983        175,653
Putnam VT Small Cap
Value Fund                         169,168,681    (20,211,458)   148,957,223      3,067,296
Putnam VT Utilities
Growth and
Income Fund                         97,763,362     (7,382,981)    90,380,381      9,408,999
Putnam VT Vista Fund                98,971,536     (6,966,491)    92,005,045             --
Putnam VT Voyager Fund             486,252,927    (74,481,427)   411,771,500     12,935,187
--------------------------------------------------------------------------------------------

                                  Capital loss                                      Cost for
                                  Carryforward   Undistributed          Post-        Federal
                                or Undistribute      Long-Term        October     Income Tax
                                Short-Term Gain           Gain           Loss       Purposes
--------------------------------------------------------------------------------------------
Putnam VT American
Government Fund                      $2,399,888     $1,847,605            $--   $391,080,542
Putnam VT Capital
Appreciation Fund                    (5,106,102)            --             --     42,004,093
Putnam VT Capital
Opportunities Fund                      136,596             --             --     10,284,965
Putnam VT Discovery
Growth Fund                         (14,301,696)            --             --     45,913,759
Putnam VT Diversified
Income Fund                        (136,099,260)            --             --    572,161,940
Putnam VT Equity
Income Fund                              88,687             --             --     56,813,763
Putnam VT The George
Putnam Fund of Boston               (43,493,684)            --             --    707,407,525
Putnam VT Global Asset
Allocation Fund                    (109,696,635)            --             --    439,377,795
Putnam VT Global
Equity Fund                        (962,698,002)            --             --    688,236,091
Putnam VT Growth and
Income Fund                        (685,831,765)            --             --  4,750,580,095
Putnam VT Growth
Opportunities Fund                 (101,550,171)            --             --     71,212,993
Putnam VT Health
Sciences Fund                       (87,988,681)            --             --    323,241,054
Putnam VT High Yield Fund          (368,765,456)            --             --    760,980,139
Putnam VT Income Fund               (12,433,782)            --             --  1,357,914,987
Putnam VT International
Equity Fund                        (277,769,119)            --             --    829,138,844
Putnam VT International
Growth and
Income Fund                         (84,476,125)            --             --    247,007,272
Putnam VT International
New Opportunities
Fund                               (234,453,711)            --             --    194,208,631
Putnam VT Investors Fund           (489,405,586)            --             --    499,917,677
Putnam VT Mid Cap
Value Fund                              141,102             --             --     21,052,447
Putnam VT Money
Market Fund                                  --             --             --    580,142,630
Putnam VT New
Opportunities Fund               (1,578,866,637)            --             --  1,747,055,667
Putnam VT New
Value Fund                          (51,118,651)            --             --    460,179,129
Putnam VT OTC &
Emerging Growth Fund               (381,598,091)            --             --    106,511,847
Putnam VT Research Fund            (115,829,586)            --             --    229,275,167
Putnam VT Small Cap
Value Fund                          (26,652,091)            --             --    508,758,262
Putnam VT Utilities
Growth and
Income Fund                        (172,817,169)            --             --    334,035,416
Putnam VT Vista Fund               (547,713,011)            --             --    466,159,310
Putnam VT Voyager Fund           (1,818,682,419)            --             --  2,919,559,381
--------------------------------------------------------------------------------------------


Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

R) Beneficial interest At December 31, 2003, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of each fund. From 40.4% to 93.0% of each fund is owned by accounts of one group of insurance companies.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Putnam Management is paid for management and investment advisory services quarterly by each fund, except for Putnam VT Capital Appreciation Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, each of which pays monthly, based on the average net assets of each fund. The following summarizes the annual management fee rates in effect at December 31, 2003:

                                                  Rate
--------------------------------------------------------------------------------------------------------
Putnam VT Global Equity Fund                       0.80% of the first $500 million of average net assets,
Putnam VT International Equity Fund                0.70% of the next $500 million,
Putnam VT International Growth and Income Fund     0.65% of the next $500 million,
Putnam VT Small Cap Value Fund                     0.60% of the next $5 billion,
                                                   0.575% of the next $5 billion,
                                                   0.555% of the next $5 billion,
                                                   0.54% of the next $5 billion,
                                                   and 0.53% thereafter.
.........................................................................................................
Putnam VT Money Market Fund                        0.45% of first $500 million of average net assets,
                                                   0.35% of the next $500 million,
                                                   0.30% of the next $500 million,
                                                   0.25% of the next $5 billion,
                                                   0.225% of the next $5 billion,
                                                   0.205% of the next $5 billion,
                                                   0.19% of the next $5 billion,
                                                   and 0.18% thereafter.
.........................................................................................................
Putnam VT Capital Opportunities Fund               0.65% of first $500 million of average net assets,
Putnam VT Equity Income Fund                       0.55% of the next $500 million,
Putnam VT The George Putnam Fund of Boston         0.50% of the next $500 million,
Putnam VT Growth and Income Fund                   0.45% of the next $5 billion,
Putnam VT Income Fund                              0.425% of the next $5 billion,
Putnam VT Investors Fund                           0.405% of the next $5 billion,
Putnam VT Research Fund                            0.39% of the next $5 billion,
Putnam VT Vista Fund                               and 0.38% thereafter.
.........................................................................................................
Putnam VT Diversified Income Fund                  0.70% of first $500 million of average net assets,
Putnam VT Global Asset Allocation Fund             0.60% of the next $500 million,
Putnam VT Health Sciences Fund                     0.55% of the next $500 million,
Putnam VT High Yield Fund                          0.50% of the next $5 billion,
Putnam VT Mid Cap Value Fund                       0.475% of the next $5 billion,
Putnam VT New Opportunities Fund                   0.455% of the next $5 billion,
Putnam VT New Value Fund                           0.44% of the next $5 billion,
Putnam VT OTC & Emerging Growth Fund               and 0.43% thereafter.
Putnam VT Utilities Growth and Income Fund
Putnam VT Voyager Fund
.........................................................................................................
Putnam VT International New Opportunities Fund     1.00% of the first $500 million of average net assets,
                                                   0.90% of the next $500 million,
                                                   0.85% of the next $500 million,
                                                   0.80% of the next $5 billion,
                                                   0.775% of the next $5 billion,
                                                   0.755% of the next $5 billion,
                                                   0.74% of the next $5 billion,
                                                   and 0.73% thereafter.
.........................................................................................................
Putnam VT American Government Income Fund          0.65% of the first $500 million of average net assets,
                                                   0.55% of the next $500 million,
                                                   0.50% of the next $500 million,
                                                   0.45% of the next $5 billion,
                                                   0.425% of the next $5 billion,
                                                   0.405% of the next $5 billion,
                                                   0.39% of the next $5 billion,
                                                   0.38% of the next $5 billion,
                                                   0.37% of the next $5 billion,
                                                   0.36% of the next $5 billion,
                                                   0.35% of the next $5 billion,
                                                   and 0.34% thereafter.
.........................................................................................................
Putnam VT Growth Opportunities Fund                0.70% of the first $500 million of average net assets,
                                                   0.60% of the next $500 million,
                                                   0.55% of the next $500 million,
                                                   0.50% of the next $5 billion,
                                                   0.475% of the next $5 billion,
                                                   0.455% of the next $5 billion,
                                                   0.44% of the next $5 billion,
                                                   0.43% of the next $5 billion,
                                                   and 0.42% thereafter.
.........................................................................................................
Putnam VT Capital Appreciation Fund                0.65% of the first $500 million of average net assets,
                                                   0.55% of the next $500 million,
                                                   0.50% of the next $500 million,
                                                   0.45% of the next $5 billion,
                                                   0.425% of the next $5 billion,
                                                   0.405% of the next $5 billion,
                                                   0.39% of the next $5 billion,
                                                   0.38% of the next $5 billion,
                                                   0.37% of the next $5 billion,
                                                   0.36% of the next $5 billion,
                                                   0.35% of the next $5 billion,
                                                   0.34% of the next $5 billion,
                                                   0.33% of the next $8.5 billion,
                                                   and 0.32% thereafter.
.........................................................................................................
Putnam VT Discovery Growth Fund                    0.70% of the first $500 million of average net assets,
                                                   0.60% of the next $500 million,
                                                   0.55% of the next $500 million,
                                                   0.50% of the next $5 billion,
                                                   0.475% of the next $5 billion,
                                                   0.455% of the next $5 billion,
                                                   0.44% of the next $5 billion,
                                                   0.43% of the next $5 billion,
                                                   0.42% of the next $5 billion,
                                                   0.41% of the next $5 billion,
                                                   0.40% of the next $5 billion,
                                                   0.39% of the next $5 billion,
                                                   0.38% of the next $8.5 billion,
                                                   and 0.37% thereafter.
.........................................................................................................



Effective May 1, 2003, Putnam Management has agreed to limit the compensation (and, to the extent necessary, bear other expenses) of Putnam VT Capital Opportunities Fund, Putnam VT Equity Income Fund and Putnam VT Mid Cap Value Fund, respectively, through December 31, 2004, to the extent that expenses of each fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses and credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under each fund's distribution plan) would exceed annual rates of 1.05%, 1.05% and 1.10%, respectively, of that fund's average net assets.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that each fund's net expenses as a percentage of its average net assets exceed the average expense ratio for that fund's Lipper peer group of funds underlying variable insurance products.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the Trust and their staff who provide administrative services to the Trust or funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of Putnam VT Equity Income Fund, Putnam VT Global Equity Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Equity Fund, Putnam VT International New Opportunities Fund, Putnam VT New Opportunities Fund, Putnam VT Vista Fund and Putnam VT Voyager Fund to the extent permitted by each fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by that fund. At
December 31, 2003, the payable to the subcustodian bank on each of these funds represents the amount due for cash advanced for the settlement of a security purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds' expenses. Certain funds also reduced expenses through brokerage service arrangements. For the period ended December 31, 2003, the funds' expenses were reduced by the following amounts under these arrangements:

Putnam VT American Government Income Fund                        $68,795
Putnam VT Capital Appreciation Fund                               20,665
Putnam VT Discovery Growth Fund                                   38,385
Putnam VT Diversified Income Fund                                  8,006
Putnam VT Equity Income Fund                                       1,367
Putnam VT The George Putnam Fund of Boston                       109,615
Putnam VT Global Asset Allocation Fund                           170,313
Putnam VT Global Equity Fund                                     700,866
Putnam VT Growth and Income Fund                                 797,417
Putnam VT Growth Opportunities Fund                               39,501
Putnam VT Health Sciences Fund                                   106,424
Putnam VT High Yield Fund                                         10,888
Putnam VT Income Fund                                             36,913
Putnam VT International Equity Fund                              369,559
Putnam VT International Growth and Income Fund                   207,683
Putnam VT International New Opportunities Fund                   271,127
Putnam VT Investors Fund                                         175,364
Putnam VT Mid Cap Value Fund                                         898
Putnam VT Money Market Fund                                        4,448
Putnam VT New Opportunities Fund                                 603,151
Putnam VT New Value Fund                                         150,355
Putnam VT OTC & Emerging Growth Fund                              56,749
Putnam VT Research Fund                                           93,954
Putnam VT Small Cap Value Fund                                   182,370
Putnam VT Utilities Growth and Income Fund                       202,319
Putnam VT Vista Fund                                             182,587
Putnam VT Voyager Fund                                           764,700

Each independent Trustee of the funds receives an annual Trustee fee, of which $32,430 has been allocated to the Trust, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

Each fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of each fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for each fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Each fund has adopted a distribution plan (the "Plan") with respect to its class IB shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by each fund to Putnam Retail Management at an annual rate of up to 0.35% of the average net assets of that fund's class IB shares. The Trustees have approved payment by each fund at an annual rate of 0.25% of the average net assets of class IB shares.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2003, cost of purchases and proceeds from sales of investment securities (other than short-term investments) were as follows:


                                                                    U.S. Government
                                                                      Securities                       Other Securities
---------------------------------------------------------------------------------------------------------------------------
                                                            Purchases             Sales         Purchases             Sales
---------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund*             $2,095,333,292    $2,248,239,836               $--               $--
Putnam VT Capital Appreciation Fund                                --                --        55,560,292        47,006,677
Putnam VT Capital Opportunities Fund                               --                --        18,600,695         9,200,209
Putnam VT Discovery Growth Fund                                    --                --        41,717,656        35,063,899
Putnam VT Diversified Income Fund                          32,689,919        20,923,526       541,430,728       552,456,764
Putnam VT Equity Income Fund                                  963,457           951,576        83,210,373        28,713,700
Putnam VT The George Putnam Fund of Boston                 96,423,433       101,558,662       742,391,471       734,094,033
Putnam VT Global Asset Allocation Fund                     60,337,684        65,326,344       530,288,403       585,616,906
Putnam VT Global Equity Fund                                       --                --       615,949,634       778,061,148
Putnam VT Growth and Income Fund                                   --                --     1,732,761,802     2,526,646,471
Putnam VT Growth Opportunities Fund                                --                --        40,175,073        41,076,160
Putnam VT Health Sciences Fund                                     --                --       216,435,959       250,713,969
Putnam VT High Yield Fund                                     455,000           455,188       503,840,369       485,285,998
Putnam VT Income Fund                                     328,318,229       462,598,859     2,144,978,441     2,276,929,586
Putnam VT International Equity Fund                                --                --       571,105,766       563,708,082
Putnam VT International Growth and Income Fund                     --                --       177,397,325       215,885,873
Putnam VT International New Opportunities Fund                     --                --       291,481,524       322,774,540
Putnam VT Investors Fund                                           --                --       383,641,068       457,475,748
Putnam VT Mid Cap Value Fund                                       --                --        32,772,771        13,319,104
Putnam VT New Opportunities Fund                                   --                --       814,876,279     1,125,017,350
Putnam VT New Value Fund                                           --                --       286,553,649       329,770,925
Putnam VT OTC & Emerging Growth Fund                               --                --        74,282,147        85,568,724
Putnam VT Research Fund                                            --                --       267,799,657       304,370,813
Putnam VT Small Cap Value Fund                                     --                --       201,165,933       169,344,371
Putnam VT Utilities Growth and Income Fund                         --            10,129       146,803,669       224,205,059
Putnam VT Vista Fund                                               --                --       410,351,740       452,452,504
Putnam VT Voyager Fund                                             --                --     1,492,134,703     1,931,665,526


Putnam VT Money Market Fund: Cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $8,893,231,838 and $9,267,762,911, respectively.

* U.S. Government Securities includes Agency Obligations for Putnam VT American Government Income Fund.

Written option transactions during the year are summarized as follows:


Putnam VT Capital Appreciation Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                  9,451              13,381
Options exercised                                              (4,316)             (6,361)
Options expired                                                (5,135)             (7,020)
Options closed                                                     --                  --
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Discovery Growth Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                3,690              $7,657
-----------------------------------------------------------------------------------------
Options opened                                                  7,700               6,121
Options exercised                                              (3,176)             (2,674)
Options expired                                                (7,207)            (10,005)
Options closed                                                 (1,007)             (1,099)
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT The George Putnam Fund of Boston
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                249,349              95,249
Options exercised                                            (119,290)            (54,200)
Options expired                                               (43,732)            (20,365)
Options closed                                                (86,327)            (20,684)
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Global Asset Allocation Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                 67,908              27,829
Options exercised                                             (57,594)            (21,956)
Options expired                                               (10,314)             (5,873)
Options closed                                                     --                  --
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Growth & Income Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                543,910             310,851
Options exercised                                             (72,310)            (72,310)
Options expired                                              (471,600)           (238,541)
Options closed                                                     --                  --
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Growth Opportunities Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                  5,555               7,455
Options exercised                                                  --                  --
Options expired                                                    --                  --
Options closed                                                 (5,555)             (7,455)
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Health Sciences Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                101,987             167,308
Options exercised                                             (28,563)            (21,422)
Options expired                                               (73,424)           (145,886)
Options closed                                                     --                  --
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Investors Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year               26,800             $59,949
-----------------------------------------------------------------------------------------
Options opened                                              1,041,608             574,924
Options exercised                                            (222,617)           (141,110)
Options expired                                              (211,327)           (183,732)
Options closed                                               (634,464)           (310,031)
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT New Opportunities Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                978,048             762,058
Options exercised                                            (129,422)           (138,962)
Options expired                                              (761,184)           (450,839)
Options closed                                                (87,442)           (172,257)
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT New Value Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                 97,644              97,644
Options exercised                                             (97,644)            (97,644)
Options expired                                                    --                  --
Options closed                                                     --                  --
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT OTC & Emerging Growth Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year               13,560             $28,137
-----------------------------------------------------------------------------------------
Options opened                                                 25,576              20,111
Options exercised                                             (10,916)             (9,160)
Options expired                                               (25,079)            (35,661)
Options closed                                                 (3,141)             (3,427)
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Research Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                 62,613              22,360
Options exercised                                                  --                  --
Options expired                                               (62,613)            (22,360)
Options closed                                                     --                  --
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Utilities Growth & Income Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                146,477              49,509
Options exercised                                                  --                  --
Options expired                                              (146,477)            (49,509)
Options closed                                                     --                  --
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Vista Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                               (629,480)           (281,653)
Options exercised                                             227,497             113,961
Options expired                                               310,657             134,838
Options closed                                                 91,326              32,854
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------

Putnam VT Voyager Fund
-----------------------------------------------------------------------------------------
                                                     Contract Amounts   Premiums Received
-----------------------------------------------------------------------------------------
Written options outstanding at beginning of year                   --                 $--
-----------------------------------------------------------------------------------------
Options opened                                                102,418             137,445
Options exercised
Options expired                                                    --                  --
Options closed                                               (102,418)           (137,445)
-----------------------------------------------------------------------------------------
Written options outstanding at end of year                         --                 $--
-----------------------------------------------------------------------------------------




NOTE 4
CAPITAL SHARES

At December 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                                                      Year ended December 31
---------------------------------------------------------------------------------------------------------------------------------
Class IA                                                                      2003                               2002
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares            Amount            Shares            Amount
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold                                                       2,965,993       $36,668,093        22,638,295      $269,979,382
Shares issued in connection with reinvestment of distributions    1,335,494        15,959,150           314,054         3,570,785
..................................................................................................................................
                                                                  4,301,487        52,627,243        22,952,349       273,550,167
Shares repurchased                                              (16,942,890)     (203,461,884)       (3,400,637)      (40,558,600)
..................................................................................................................................
Net increase (decrease)                                         (12,641,403)    $(150,834,641)       19,551,712      $232,991,567
..................................................................................................................................
Putnam VT Capital Appreciation Fund
Shares sold                                                       1,763,795       $12,144,049         2,040,122       $14,046,345
Shares issued in connection with reinvestment of distributions           --                --             7,138            44,040
..................................................................................................................................
                                                                  1,763,795        12,144,049         2,047,260        14,090,385
Shares repurchased                                                 (926,109)       (6,090,427)       (1,221,221)       (8,117,361)
..................................................................................................................................
Net increase                                                        837,686        $6,053,622           826,039        $5,973,024
..................................................................................................................................
Putnam VT Discovery Growth Fund
Shares sold                                                       2,158,479        $9,207,514         1,674,543        $5,260,422
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
Shares issued in connection with the merger of
Putnam VT Technology Fund                                                --                --         1,801,381         6,072,870
..................................................................................................................................
                                                                  2,158,479         9,207,514         3,475,924        11,333,292
Shares repurchased                                               (1,410,425)       (5,632,350)       (1,480,878)       (4,596,471)
..................................................................................................................................
Net increase                                                        748,054        $3,575,164         1,995,046        $6,736,821
..................................................................................................................................
Putnam VT Diversified Income Fund
Shares sold                                                       2,315,831       $20,084,135         2,842,982       $23,760,162
Shares issued in connection with reinvestment of distributions    5,215,879        42,039,989         5,097,837        41,802,270
..................................................................................................................................
                                                                  7,531,710        62,124,124         7,940,819        65,562,432
Shares repurchased                                              (10,893,155)      (95,968,662)      (12,229,538)     (101,897,153)
..................................................................................................................................
Net decrease                                                     (3,361,445)     $(33,844,538)       (4,288,719)     $(36,334,721)
..................................................................................................................................
Putnam VT The George Putnam Fund of Boston
Shares sold                                                       3,444,833       $33,562,315         8,917,659       $89,463,084
Shares issued in connection with reinvestment of distributions    1,248,454        11,398,383           916,237         9,776,247
..................................................................................................................................
                                                                  4,693,287        44,960,698         9,833,896        99,239,331
Shares repurchased                                               (5,770,862)      (58,278,713)       (2,492,000)      (23,805,234)
..................................................................................................................................
Net increase (decrease)                                          (1,077,575)     $(13,318,015)        7,341,896       $75,434,097
..................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                                         338,562        $4,139,694           533,476        $6,439,500
Shares issued in connection with reinvestment of distributions    1,601,346        17,438,656           821,341        10,948,479
..................................................................................................................................
                                                                  1,939,908        21,578,350         1,354,817        17,387,979
Shares repurchased                                               (7,662,418)      (93,325,362)      (10,249,042)     (124,666,661)
..................................................................................................................................
Net decrease                                                     (5,722,510)     $(71,747,012)       (8,894,225)    $(107,278,682)
..................................................................................................................................
Putnam VT Global Equity Fund
Shares sold                                                         862,837        $6,933,029         1,177,869        $9,255,735
Shares issued in connection with reinvestment of distributions    1,205,053         8,218,463           323,900         2,902,141
..................................................................................................................................
                                                                  2,067,890        15,151,492         1,501,769        12,157,876
Shares repurchased                                              (20,603,565)     (162,342,144)      (32,494,177)     (258,187,648)
..................................................................................................................................
Net decrease                                                    (18,535,675)    $(147,190,652)      (30,992,408)    $(246,029,772)
..................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                                       1,356,555       $26,657,348         2,628,059       $54,082,601
Shares issued in connection with reinvestment of distributions    5,629,302        99,132,003         6,112,795       144,934,380
..................................................................................................................................
                                                                  6,985,857       125,789,351         8,740,854       199,016,981
Shares repurchased                                              (47,694,324)     (958,362,393)      (62,815,855)   (1,251,260,263)
..................................................................................................................................
Net decrease                                                    (40,708,467)    $(832,573,042)      (54,075,001)  $(1,052,243,282)
..................................................................................................................................
Putnam VT Growth Opportunities Fund
Shares sold                                                       2,591,779       $10,637,390         1,917,078        $8,447,000
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  2,591,779        10,637,390         1,917,078         8,447,000
Shares repurchased                                               (2,878,115)      (11,853,822)       (3,797,934)      (16,042,289)
..................................................................................................................................
Net decrease                                                       (286,336)      $(1,216,432)       (1,880,856)      $(7,595,289)
..................................................................................................................................
Putnam VT Health Sciences Fund
Shares sold                                                         560,559        $5,583,595         1,048,142        11,059,505
Shares issued in connection with reinvestment of distributions      176,568         1,677,393            17,570           201,698
..................................................................................................................................
                                                                    737,127         7,260,988         1,065,712        11,261,203
Shares repurchased                                               (5,309,732)      (53,051,314)       (7,517,643)      (73,900,902)
..................................................................................................................................
Net decrease                                                     (4,572,605)     $(45,790,326)       (6,451,931)     $(62,639,699)
..................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                                       9,158,946       $66,401,079         7,585,223       $55,002,247
Shares issued in connection with reinvestment of distributions    9,245,261        61,388,535        10,555,451        76,527,015
..................................................................................................................................
                                                                 18,404,207       127,789,614        18,140,674       131,529,262
Shares repurchased                                              (18,319,338)     (135,387,722)      (23,810,173)     (170,574,971)
..................................................................................................................................
Net increase (decrease)                                              84,869       $(7,598,108)       (5,669,499)     $(39,045,709)
..................................................................................................................................
Putnam VT Income Fund
Shares sold                                                       2,335,405       $30,167,437         7,855,411       $98,388,214
Shares issued in connection with reinvestment of distributions    3,528,353        44,069,130         3,802,210        45,778,607
..................................................................................................................................
                                                                  5,863,758        74,236,567        11,657,621       144,166,821
Shares repurchased                                              (17,598,694)     (224,522,769)      (10,256,902)     (128,845,380)
..................................................................................................................................
Net increase (decrease)                                         (11,734,936)    $(150,286,202)        1,400,719       $15,321,441
..................................................................................................................................
Putnam VT International Equity Fund
Shares sold                                                       2,920,431       $30,181,458         7,246,152       $80,419,310
Shares issued in connection with reinvestment of distributions      508,643         4,745,642           381,547         4,719,741
..................................................................................................................................
Shares issued in connection with the merger of
Putnam VT Asia Pacific Growth Fund                                       --                --         4,426,493        42,174,929
..................................................................................................................................
                                                                  3,429,074        34,927,100        12,054,192       127,313,980
Shares repurchased                                              (11,468,107)     (123,561,045)      (11,583,158)     (129,386,078)
..................................................................................................................................
Net increase (decrease)                                          (8,039,033)     $(88,633,945)          471,034       $(2,072,098)
..................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                                       1,029,046        $9,036,426         2,518,764       $23,738,704
Shares issued in connection with reinvestment of distributions      460,973         3,572,539           181,470         1,800,180
..................................................................................................................................
                                                                  1,490,019        12,608,965         2,700,234        25,538,884
Shares repurchased                                               (5,498,582)      (49,992,603)       (6,670,803)      (60,356,197)
..................................................................................................................................
Net decrease                                                     (4,008,563)     $(37,383,638)       (3,970,569)     $(34,817,313)
..................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                                       1,237,849       $11,377,646         2,504,859       $23,554,706
Shares issued in connection with reinvestment of distributions       68,510           540,542           115,218         1,121,065
..................................................................................................................................
                                                                  1,306,359        11,918,188         2,620,077        24,675,771
Shares repurchased                                               (3,422,308)      (31,554,929)       (6,053,631)      (55,793,218)
..................................................................................................................................
Net decrease                                                     (2,115,949)     $(19,636,741)       (3,433,554)     $(31,117,447)
..................................................................................................................................
Putnam VT Investors Fund
Shares sold                                                         745,936        $5,642,956         1,371,128       $10,736,779
Shares issued in connection with reinvestment of distributions      351,494         2,400,705           223,032         1,991,677
..................................................................................................................................
                                                                  1,097,430         8,043,661         1,594,160        12,728,456
Shares repurchased                                               (9,901,108)      (75,990,522)      (17,502,489)     (133,996,000)
..................................................................................................................................
Net decrease                                                     (8,803,678)     $(67,946,861)      (15,908,329)    $(121,267,544)
..................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                              --      $174,582,640                --      $391,672,445
Shares issued in connection with reinvestment of distributions           --         4,716,121                --        12,151,218
..................................................................................................................................
                                                                         --       179,298,761                --       403,823,663
Shares repurchased                                                       --      (515,810,987)               --      (503,033,905)
..................................................................................................................................
Net decrease                                                             --     $(336,512,226)               --      $(99,210,242)
..................................................................................................................................
Putnam VT New Opportunities Fund
Shares sold                                                       2,028,098       $26,254,852         3,416,035       $48,521,267
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  2,028,098        26,254,852         3,416,035        48,521,267
Shares repurchased                                              (26,951,416)     (357,352,444)      (43,558,485)     (574,278,843)
..................................................................................................................................
Net decrease                                                    (24,923,318)    $(331,097,592)      (40,142,450)    $(525,757,576)
..................................................................................................................................
Putnam VT New Value Fund
Shares sold                                                       1,731,227       $20,657,336         5,995,590       $76,466,531
Shares issued in connection with reinvestment of distributions      540,202         5,493,851         1,335,043        17,956,327
..................................................................................................................................
                                                                  2,271,429        26,151,187         7,330,633        94,422,858
Shares repurchased                                               (6,624,926)      (77,720,585)       (7,794,320)      (85,379,223)
..................................................................................................................................
Net increase (decrease)                                          (4,353,497)     $(51,569,398)         (463,687)       $9,043,635
..................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                                       4,116,496       $19,937,956         4,008,248       $19,276,567
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  4,116,496        19,937,956         4,008,248        19,276,567
Shares repurchased                                               (5,992,640)      (28,877,456)       (6,740,476)      (32,596,814)
..................................................................................................................................
Net decrease                                                     (1,876,144)      $(8,939,500)       (2,732,228)     $(13,320,247)
..................................................................................................................................
Putnam VT Research Fund
Shares sold                                                         339,441        $3,134,250         1,270,266       $12,222,373
Shares issued in connection with reinvestment of distributions       85,549           700,646           118,038         1,275,994
..................................................................................................................................
                                                                    424,990         3,834,896         1,388,304        13,498,367
Shares repurchased                                               (3,278,336)      (29,717,823)       (4,422,913)      (39,561,534)
..................................................................................................................................
Net decrease                                                     (2,853,346)     $(25,882,927)       (3,034,609)     $(26,063,167)
..................................................................................................................................
Putnam VT Small Cap Value Fund
Shares sold                                                       2,996,077       $43,661,079        10,348,480      $161,461,256
Shares issued in connection with reinvestment of distributions      105,670         1,226,829           200,040         3,254,689
..................................................................................................................................
                                                                  3,101,747        44,887,908        10,548,520       164,715,945
Shares repurchased                                               (4,801,800)      (65,089,883)       (8,222,552)     (110,796,120)
..................................................................................................................................
Net increase (decrease)                                          (1,700,053)     $(20,201,975)        2,325,968       $53,919,825
..................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                                         566,716        $5,571,330           310,754        $3,366,344
Shares issued in connection with reinvestment of distributions    1,612,283        14,252,581         1,507,557        18,633,403
..................................................................................................................................
                                                                  2,178,999        19,823,911         1,818,311        21,999,747
Shares repurchased                                               (8,469,440)      (84,371,513)      (13,422,215)     (137,972,456)
..................................................................................................................................
Net decrease                                                     (6,290,441)     $(64,547,602)      (11,603,904)    $(115,972,709)
..................................................................................................................................
Putnam VT Vista Fund
Shares sold                                                       1,306,669       $12,054,356         1,473,398       $14,247,962
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  1,306,669        12,054,356         1,473,398        14,247,962
Shares repurchased                                               (5,950,338)      (53,243,034)      (10,902,317)      (99,780,873)
..................................................................................................................................
Net decrease                                                     (4,643,669)     $(41,188,678)       (9,428,919)     $(85,532,911)
..................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                                       1,473,252       $33,303,592         1,835,574       $45,752,921
Shares issued in connection with reinvestment of distributions      863,010        18,045,529         1,201,522        33,891,280
..................................................................................................................................
                                                                  2,336,262        51,349,121         3,037,096        79,644,201
Shares repurchased                                              (25,578,066)     (589,488,156)      (39,138,828)     (923,034,532)
..................................................................................................................................
Net decrease                                                    (23,241,804)    $(538,139,035)      (36,101,732)    $(843,390,331)
..................................................................................................................................

                                                                   For the period May 1, 2003
                                                               (commencement of operations) to
Class IA                                                               December 31, 2003
---------------------------------------------------------------------------------------------
                                                                     Shares            Amount
---------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
Shares sold                                                         408,127        $4,830,682
Shares issued in connection with reinvestment of distributions        9,520           119,096
..............................................................................................
                                                                    417,647         4,949,778
Shares repurchased                                                  (48,947)         (595,747)
..............................................................................................
Net increase                                                        368,700        $4,354,031
..............................................................................................
Putnam VT Equity Income Fund
Shares sold                                                       3,292,220       $36,154,213
Shares issued in connection with reinvestment of distributions       17,188           202,645
..............................................................................................
                                                                  3,309,408        36,356,858
Shares repurchased                                                 (171,187)       (1,860,868)
..............................................................................................
Net increase                                                      3,138,221       $34,495,990
..............................................................................................
Putnam VT Mid Cap Value Fund
Shares sold                                                       1,317,268       $15,265,081
Shares issued in connection with reinvestment of distributions       10,414           130,384
..............................................................................................
                                                                  1,327,682        15,395,465
Shares repurchased                                                 (137,507)       (1,682,045)
..............................................................................................
Net increase                                                      1,190,175       $13,713,420
..............................................................................................




                                                                                      Year ended December 31
---------------------------------------------------------------------------------------------------------------------------------
Class IB                                                                      2003                               2002
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares            Amount            Shares            Amount
---------------------------------------------------------------------------------------------------------------------------------
Putnam VT American Government Income Fund
Shares sold                                                       2,619,100       $31,779,442         8,582,580      $101,560,560
Shares issued in connection with reinvestment of distributions      541,837         6,453,280           175,673         1,993,894
..................................................................................................................................
                                                                  3,160,937        38,232,722         8,758,253       103,554,454
Shares repurchased                                               (7,577,961)      (90,109,652)       (1,706,402)      (20,285,037)
..................................................................................................................................
Net increase (decrease)                                          (4,417,024)     $(51,876,930)        7,051,851       $83,269,417
..................................................................................................................................
Putnam VT Capital Appreciation Fund
Shares sold                                                         792,549        $5,316,787         1,427,034        $9,676,625
Shares issued in connection with reinvestment of distributions           --                --             2,627            16,152
..................................................................................................................................
                                                                    792,549         5,316,787         1,429,661         9,692,777
Shares repurchased                                                 (421,332)       (2,778,057)         (365,031)       (2,353,628)
..................................................................................................................................
Net increase                                                        371,217        $2,538,730         1,064,630        $7,339,149
..................................................................................................................................
Putnam VT Discovery Growth Fund
Shares sold                                                       3,047,714       $12,278,798         8,130,516       $34,820,633
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
Shares issued in connection with the merger of
Putnam VT Technology Fund                                                --                --         2,599,658         8,724,960
..................................................................................................................................
                                                                  3,047,714        12,278,798        10,730,174        43,545,593
Shares repurchased                                               (2,335,778)       (9,287,580)       (6,513,404)      (27,631,946)
..................................................................................................................................
Net increase                                                        711,936        $2,991,218         4,216,770       $15,913,647
..................................................................................................................................
Putnam VT Diversified Income Fund
Shares sold                                                       3,990,376       $34,493,762         2,057,036       $17,190,190
Shares issued in connection with reinvestment of distributions    1,272,453        10,179,633         1,009,343         8,226,156
..................................................................................................................................
                                                                  5,262,829        44,673,395         3,066,379        25,416,346
Shares repurchased                                               (2,060,602)      (17,985,984)       (1,545,153)      (12,743,407)
..................................................................................................................................
Net increase                                                      3,202,227       $26,687,411         1,521,226       $12,672,939
..................................................................................................................................
Putnam VT The George Putnam Fund of Boston
Shares sold                                                       5,521,757       $55,018,835         4,784,140       $48,536,937
Shares issued in connection with reinvestment of distributions      502,181         4,574,872           363,368         3,866,238
..................................................................................................................................
                                                                  6,023,938        59,593,707         5,147,508        52,403,175
Shares repurchased                                               (1,397,757)      (13,982,659)       (1,086,266)      (10,426,351)
..................................................................................................................................
Net increase                                                      4,626,181       $45,611,048         4,061,242       $41,976,824
..................................................................................................................................
Putnam VT Global Asset Allocation Fund
Shares sold                                                       2,479,081       $29,531,618           564,704        $7,020,290
Shares issued in connection with reinvestment of distributions       87,319           953,527            33,605           448,628
..................................................................................................................................
                                                                  2,566,400        30,485,145           598,309         7,468,918
Shares repurchased                                               (2,034,095)      (24,082,099)         (557,658)       (6,690,879)
..................................................................................................................................
Net increase                                                        532,305        $6,403,046            40,651          $778,039
..................................................................................................................................
Putnam VT Global Equity Fund
Shares sold                                                       2,857,877       $20,774,821         3,511,459       $26,589,897
Shares issued in connection with reinvestment of distributions       98,159           665,514             5,664            50,413
..................................................................................................................................
                                                                  2,956,036        21,440,335         3,517,123        26,640,310
Shares repurchased                                               (3,957,681)      (29,310,660)       (4,375,099)      (33,093,728)
..................................................................................................................................
Net decrease                                                     (1,001,645)      $(7,870,325)         (857,976)      $(6,453,418)
..................................................................................................................................
Putnam VT Growth and Income Fund
Shares sold                                                       6,644,620      $133,378,178         7,012,536      $150,655,424
Shares issued in connection with reinvestment of distributions      684,867        12,019,407           604,206        14,271,333
..................................................................................................................................
                                                                  7,329,487       145,397,585         7,616,742       164,926,757
Shares repurchased                                               (4,549,416)      (91,653,417)       (5,055,177)      (99,927,896)
..................................................................................................................................
Net increase                                                      2,780,071       $53,744,168         2,561,565       $64,998,861
..................................................................................................................................
Putnam VT Growth Opportunities Fund
Shares sold                                                       1,527,542        $6,197,293         1,570,475        $6,612,000
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  1,527,542         6,197,293         1,570,475         6,612,000
Shares repurchased                                               (1,603,539)       (6,420,654)       (1,647,495)       (6,676,273)
..................................................................................................................................
Net decrease                                                        (75,997)        $(223,361)          (77,020)         $(64,273)
..................................................................................................................................
Putnam VT Health Sciences Fund
Shares sold                                                       4,360,889       $43,629,897         3,832,124       $39,736,188
Shares issued in connection with reinvestment of distributions       75,586           715,041                --                --
..................................................................................................................................
                                                                  4,436,475        44,344,938         3,832,124        39,736,188
Shares repurchased                                               (2,617,027)      (26,262,026)       (1,917,989)      (18,740,567)
..................................................................................................................................
Net increase                                                      1,819,448       $18,082,912         1,914,135       $20,995,621
..................................................................................................................................
Putnam VT High Yield Fund
Shares sold                                                      14,001,289      $101,701,264         5,727,924       $40,334,856
Shares issued in connection with reinvestment of distributions    1,510,661        10,000,573         1,146,656         8,301,787
..................................................................................................................................
                                                                 15,511,950       111,701,837         6,874,580        48,636,643
Shares repurchased                                               (6,677,404)      (48,586,927)       (3,726,559)      (26,140,976)
..................................................................................................................................
Net increase                                                      8,834,546       $63,114,910         3,148,021       $22,495,667
..................................................................................................................................
Putnam VT Income Fund
Shares sold                                                       5,056,779       $64,373,726         5,893,674       $73,655,750
Shares issued in connection with reinvestment of distributions      846,481        10,530,223           698,023         8,376,276
..................................................................................................................................
                                                                  5,903,260        74,903,949         6,591,697        82,032,026
Shares repurchased                                               (2,245,941)      (28,455,704)       (1,299,939)      (16,274,773)
..................................................................................................................................
Net increase                                                      3,657,319       $46,448,245         5,291,758       $65,757,253
..................................................................................................................................
Putnam VT International Equity Fund
Shares sold                                                      44,297,020      $462,010,078       105,246,008    $1,179,792,944
Shares issued in connection with reinvestment of distributions      332,713         3,094,231           170,224         2,098,858
..................................................................................................................................
Shares issued in connection with the merger of
Putnam VT Asia Pacific Growth Fund                                       --                --           474,456         4,500,386
..................................................................................................................................
                                                                 44,629,733       465,104,309       105,890,688     1,186,392,188
Shares repurchased                                              (35,541,430)     (373,946,502)      (95,720,133)   (1,081,986,810)
..................................................................................................................................
Net increase                                                      9,088,303       $91,157,807        10,170,555      $104,405,378
..................................................................................................................................
Putnam VT International Growth and Income Fund
Shares sold                                                       6,742,560       $57,149,113         7,557,685       $65,814,933
Shares issued in connection with reinvestment of distributions       97,108           751,617            22,792           225,636
..................................................................................................................................
                                                                  6,839,668        57,900,730         7,580,477        66,040,569
Shares repurchased                                               (6,692,925)      (56,978,795)       (6,392,744)      (55,359,469)
..................................................................................................................................
Net increase                                                        146,743          $921,935         1,187,733       $10,681,100
..................................................................................................................................
Putnam VT International New Opportunities Fund
Shares sold                                                       3,355,449       $29,004,800         9,845,869       $87,231,805
Shares issued in connection with reinvestment of distributions       50,519           397,587            97,289           943,705
..................................................................................................................................
                                                                  3,405,968        29,402,387         9,943,158        88,175,510
Shares repurchased                                               (5,016,149)      (44,765,559)      (11,657,231)     (104,126,080)
..................................................................................................................................
Net decrease                                                     (1,610,181)     $(15,363,172)       (1,714,073)     $(15,950,570)
..................................................................................................................................
Putnam VT Investors Fund
Shares sold                                                       2,142,940       $16,703,518         1,944,584       $15,704,650
Shares issued in connection with reinvestment of distributions      113,043           770,956            38,383           341,611
..................................................................................................................................
                                                                  2,255,983        17,474,474         1,982,967        16,046,261
Shares repurchased                                               (3,154,614)      (23,850,250)       (4,556,717)      (34,054,017)
..................................................................................................................................
Net decrease                                                       (898,631)      $(6,375,776)       (2,573,750)     $(18,007,756)
..................................................................................................................................
Putnam VT Money Market Fund*
Shares sold                                                              --      $264,197,838                --      $289,906,710
Shares issued in connection with reinvestment of distributions           --           729,460                --         1,893,592
..................................................................................................................................
                                                                         --       264,927,298                --       291,800,302
Shares repurchased                                                       --      (297,775,712)               --      (291,620,652)
..................................................................................................................................
Net increase (decrease)                                                  --      $(32,848,414)               --          $179,650
..................................................................................................................................
Putnam VT New Opportunities Fund
Shares sold                                                       2,028,208       $28,010,074           750,305       $10,300,841
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  2,028,208        28,010,074           750,305        10,300,841
Shares repurchased                                               (1,395,572)      (18,099,424)       (1,899,827)      (24,198,757)
..................................................................................................................................
Net increase (decrease)                                             632,636        $9,910,650        (1,149,522)     $(13,897,916)
..................................................................................................................................
Putnam VT New Value Fund
Shares sold                                                       2,250,722       $27,134,114         3,436,326       $42,118,216
Shares issued in connection with reinvestment of distributions      135,220         1,371,132           275,435         3,693,573
..................................................................................................................................
                                                                  2,385,942        28,505,246         3,711,761        45,811,789
Shares repurchased                                               (1,041,068)      (11,928,887)       (1,185,059)      (12,922,383)
..................................................................................................................................
Net increase                                                      1,344,874       $16,576,359         2,526,702       $32,889,406
..................................................................................................................................
Putnam VT OTC & Emerging Growth Fund
Shares sold                                                       1,977,780        $9,810,714         1,608,505        $8,154,556
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  1,977,780         9,810,714         1,608,505         8,154,556
Shares repurchased                                               (2,142,319)      (10,328,067)       (2,806,556)      (12,725,869)
..................................................................................................................................
Net decrease                                                       (164,539)        $(517,353)       (1,198,051)      $(4,571,313)
..................................................................................................................................
Putnam VT Research Fund
Shares sold                                                       1,027,270        $9,555,957         2,061,580       $20,274,220
Shares issued in connection with reinvestment of distributions       39,099           319,440            56,902           612,835
..................................................................................................................................
                                                                  1,066,369         9,875,397         2,118,482        20,887,055
Shares repurchased                                               (1,152,380)      (10,473,313)       (1,105,792)       (9,637,339)
..................................................................................................................................
Net increase (decrease)                                             (86,011)        $(597,916)        1,012,690       $11,249,716
..................................................................................................................................
Putnam VT Small Cap Value Fund
Shares sold                                                       9,266,191      $128,596,164        13,232,846      $192,635,826
Shares issued in connection with reinvestment of distributions       67,680           782,378           113,198         1,833,837
..................................................................................................................................
                                                                  9,333,871       129,378,542        13,346,044       194,469,663
Shares repurchased                                               (6,760,722)      (93,077,574)       (6,314,335)      (85,798,893)
..................................................................................................................................
Net increase                                                      2,573,149       $36,300,968         7,031,709      $108,670,770
..................................................................................................................................
Putnam VT Utilities Growth and Income Fund
Shares sold                                                         476,792        $4,833,145           386,705        $4,428,287
Shares issued in connection with reinvestment of distributions      174,240         1,536,800           141,612         1,746,082
..................................................................................................................................
                                                                    651,032         6,369,945           528,317         6,174,369
Shares repurchased                                                 (534,903)       (5,272,504)         (962,331)       (9,687,288)
..................................................................................................................................
Net increase (decrease)                                             116,129        $1,097,441          (434,014)      $(3,512,919)
..................................................................................................................................
Putnam VT Vista Fund
Shares sold                                                       2,590,696       $23,684,348         2,420,743       $23,595,064
Shares issued in connection with reinvestment of distributions           --                --                --                --
..................................................................................................................................
                                                                  2,590,696        23,684,348         2,420,743        23,595,064
Shares repurchased                                               (3,666,789)      (34,242,283)       (4,217,298)      (37,857,210)
..................................................................................................................................
Net decrease                                                     (1,076,093)     $(10,557,935)       (1,796,555)     $(14,262,146)
..................................................................................................................................
Putnam VT Voyager Fund
Shares sold                                                       4,314,439       101,468,041         2,303,401        57,226,863
Shares issued in connection with reinvestment of distributions       72,760         1,516,320            94,489         2,654,199
..................................................................................................................................
                                                                  4,387,199       102,984,361         2,397,890        59,881,062
Shares repurchased                                               (2,105,253)      (49,733,753)       (1,892,907)      (43,226,713)
..................................................................................................................................
Net increase                                                      2,281,946       $53,250,608           504,983       $16,654,349
..................................................................................................................................

                                                                   For the period May 1, 2003
                                                                (commencement of operations) to
Class IB                                                               December 31, 2003
---------------------------------------------------------------------------------------------
                                                                     Shares            Amount
---------------------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund
Shares sold                                                         422,551        $4,999,778
Shares issued in connection with reinvestment of distributions        7,915            98,856
..............................................................................................
                                                                    430,466         5,098,634
Shares repurchased                                                  (58,285)         (667,174)
..............................................................................................
Net increase                                                        372,181        $4,431,460
..............................................................................................
Putnam VT Equity Income Fund
Shares sold                                                       1,959,860       $21,523,625
Shares issued in connection with reinvestment of distributions        8,641           101,792
..............................................................................................
                                                                  1,968,501        21,625,417
Shares repurchased                                                  (80,128)         (887,518)
..............................................................................................
Net increase                                                      1,888,373       $20,737,899
..............................................................................................
Putnam VT Mid Cap Value Fund
Shares sold                                                         647,803        $7,482,645
Shares issued in connection with reinvestment of distributions        4,012            50,195
..............................................................................................
                                                                    651,815         7,532,840
Shares repurchased                                                 (127,443)       (1,465,828)
..............................................................................................
Net increase                                                        524,372        $6,067,012
..............................................................................................

* Putnam VT Money Market Fund transactions in capital shares were at a constant net asset value of $1.00 per share.



NOTE 5
ACQUISITION OF PUTNAM VT ASIA PACIFIC GROWTH FUND BY PUTNAM VT
INTERNATIONAL GROWTH FUND (NAME HAS CHANGED TO PUTNAM VT INTERNATIONAL EQUITY FUND)

On October 14, 2002, Putnam VT International Growth Fund issued 4,426,493 and 474,456 of class IA and class IB shares, respectively, in exchange for 9,641,940 and 1,033,573 class IA and class IB shares of Putnam VT Asia Pacific Growth Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of Putnam VT International Growth Fund and Putnam VT Asia Pacific Growth Fund on October 11, 2002, valuation date, were $642,799,659 and $46,672,139, respectively. On October 11, 2002, Putnam VT Asia Pacific Growth Fund had unrealized depreciation of $12,269,686. The aggregate net assets of Putnam VT International Growth Fund immediately following the acquisition were $689,471,798.

ACQUISITION OF PUTNAM VT TECHNOLOGY FUND BY PUTNAM VT VOYAGER FUND II (NAME HAS CHANGED TO PUTNAM VT DISCOVERY GROWTH FUND)

On October 14, 2002, Putnam VT Voyager Fund II issued 1,801,381 and 2,599,658 of class IA and class IB shares, respectively, in exchange for 2,506,215 and 3,623,165 class IA and class IB shares of Putnam VT Technology Fund to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of Putnam VT Voyager Fund II and Putnam VT Technology Fund on October 11, 2002, valuation date, were $17,548,150 and $14,797,830, respectively. On October 11, 2002, Putnam VT Technology Fund had unrealized depreciation of $8,441,910. The aggregate net assets of Putnam VT Voyager Fund II immediately following the acquisition were $32,345,980.

NOTE 6
INITIAL CAPITALIZATION AND
OFFERING OF SHARES

The following were established as series of Putnam Variable Trust, a Massachusetts business trust on April 30, 2003. During the period April 30, 2003 to May 1, 2003, the following funds had no operations other than those related to organizational matters, including as noted below, the initial capital contributions and the issuance of shares for each fund:

Fund name                          Capital contribution    Shares issued
------------------------------------------------------------------------
Class IA
Putnam VT Capital Opportunities Fund           $999,000           99,900
Putnam VT Equity Income Fund                    999,000           99,900
Putnam VT Mid Cap Value Fund                    999,000           99,900
Class IB
Putnam VT Capital Opportunities Fund             $1,000              100
Putnam VT Equity Income Fund                      1,000              100
Putnam VT Mid Cap Value Fund                      1,000              100

At December 31, 2003, Putnam, LLC owned 102,136 class IA shares of Putnam VT Capital Opportunities Fund (21.8% of class IA shares outstanding for that fund), valued at $1,301,213.

NOTE 7
REGULATORY MATTERS AND LITIGATION

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings and valuations. The six individuals are no longer employed by Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on any of the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. Each fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



PUTNAM VARIABLE TRUST
Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, Putnam VT American Government Income Fund hereby designates $1,882,852 as long-term capital gain, for its taxable year ended December 31, 2003. None of the other funds reported any capital gain designations for the period.

For the year ended December 31, 2003, the following funds received interest and dividends from foreign countries and paid taxes to foreign countries in the following amounts (per share numbers, which are based on all share classes, are also included):

                                      Interest and               Foreign
Fund Name                               Dividends   Per Share   Taxes Paid  Per Share
-------------------------------------------------------------------------------------
Putnam VT Global Equity Fund           $9,434,897    $0.12     $1,003,170       $0.01
Putnam VT International Equity Fund    21,133,136     0.29      2,593,032        0.03
Putnam VT International Growth and
Income Fund                             7,497,866     0.29        886,909        0.03
Putnam VT International New
Opportunities Fund                      5,091,736     0.23        576,127        0.03


Each fund has designated the following percentages of that fund's distributions from net investment income as qualifying for the dividends received deduction for corporations:

Putnam VT American Government Fund                       --%
Putnam VT Capital Appreciation Fund                      --
Putnam VT Capital Opportunities Fund                   8.47
Putnam VT Discovery Growth Fund                          --
Putnam VT Diversified Income Fund                      2.58
Putnam VT Equity Income Fund                          93.50
Putnam VT The George Putnam Fund of Boston            57.58
Putnam VT Global Asset Allocation Fund                20.50
Putnam VT Global Equity Fund                          34.46
Putnam VT Growth and Income Fund                     100.00
Putnam VT Growth Opportunities Fund                  100.00
Putnam VT Health Sciences Fund                       100.00
Putnam VT High Yield Fund                              4.07
Putnam VT Income Fund                                    --
Putnam VT International Equity Fund                      --
Putnam VT International Growth and Income Fund           --
Putnam VT International New Opportunities Fund           --
Putnam VT Investors Fund                             100.00
Putnam VT Mid Cap Value Fund                          32.33
Putnam VT Money Market Fund                              --
Putnam VT New Opportunities Fund                         --
Putnam VT New Value Fund                             100.00
Putnam VT OTC & Emerging Growth Fund                     --
Putnam VT Research Fund                              100.00
Putnam VT Small Cap Value Fund                       100.00
Putnam VT Utilities Growth and Income Fund            99.92
Putnam VT Vista Fund                                     --
Putnam VT Voyager Fund                               100.00


PUTNAM VARIABLE TRUST

Trustees and Officers of the Putnam Funds


Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.


Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.


John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.


Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.


Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies-- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.


Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.


John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.


Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.


W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.


W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to December 2003, he was a Director of The Providence Journal Co. (a newspaper publisher). Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


George Putnam, III* (8/10/51), Trustee since 1984 and President since
2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.


A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of December 31, 2003, there were 101 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.



PUTNAM VARIABLE TRUST

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.



Putnam
Variable
Trust

FUND INFORMATION

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent

Putnam Investor Services
Mailing address:
P.O. Box 41203
Providence, RI 02940-1203
1-800-225-1581

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike


PUTNAM INVESTMENTS

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.

AN505   211166   2/04


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the registrant by the registrant's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
December 31, 2002   $  936,843  $47,200*        $70,257   $--
December 31, 2003   $1,129,837  $    --         $75,066   $--

*Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

For the fiscal years ended December 31, 2003 and December 31, 2002, the registrant's independent auditors billed aggregate non-audit fees in the amounts of $215,896 and $117,457, respectively, to the registrant, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the registrant.

Audit Fees represents fees billed for the registrant's last two fiscal years.

Audit-Related Fees represents fees billed in the registrant's last two fiscal years for services traditionally performed by the registrant's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the registrants's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
December 31, 2002   $--             $--   $--         $--
December 31, 2003   $--             $--   $--         $--

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officers considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 5, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Steven Spiegel
                                     ---------------------------
                                     Steven Spiegel
                                     Principal Executive Officer
Date: March 5, 2004



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: March 5, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 5, 2004